UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4118

Fidelity Securities Fund
 (Exact name of registrant as specified in charter)

82 Devonshire St., Boston, Massachusetts 02109
 (Address of principal executive offices)       (Zip code)

Scott C. Goebel, Secretary

82 Devonshire St.

Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	July 31

Date of reporting period:	July 31, 2009

Item 1. Reports to Stockholders

Fidelity®

Blue Chip Growth

Fund

Annual Report

July 31, 2009
(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

We've seen a welcome uptick in the global equity markets this spring and summer, as signs of stabilization in some economic indicators have brought many investors back into the marketplace. But there remain other key measures - notably high unemployment and slack consumer spending - that suggest the road back to economic health could still be a bumpy ride. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,
/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2009	Past 1 year	Past 5 years	Past 10 years
Blue Chip Growth	-15.85%	-0.08%	-2.24%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Blue Chip Growth, a class of the fund, on July 31, 1999. The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Growth Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stocks - battered by the effects of a global credit crisis for most of the year - were aided by early signs of a healing economy during the final months of the year ending July 31, 2009. For roughly half of the 12-month period, equities were in free fall, as a succession of large financial institutions around the world either collapsed or were forced into mergers or government conservatorship, and harried investors relinquished riskier assets in a massive flight to quality. By March, however, as unprecedented government interventions around the world took root, signs of a potential recovery began to emerge: corporate profits, though still weak, began to stabilize and valuations started to return to normal trading ranges. Against this improving backdrop, major equity indexes posted significant gains in March and April, which carried through to the end of the period. For the year overall, the Standard & Poor's 500SM Index declined 19.96%, while the Dow Jones U.S. Total Stock Market IndexSM - the broadest overall gauge of domestic equities - was down 19.95%. Meanwhile, the blue-chip-laden Dow Jones Industrial AverageSM fell 16.62% and the technology-heavy Nasdaq Composite® Index posted a 14.05% loss.

Comments from Sonu Kalra, who became Portfolio Manager of Fidelity® Blue Chip Growth Fund on July 1, 2009: For the year, the fund's Retail Class shares returned -15.85%, topping the -17.57% mark of the Russell 1000® Growth Index. The fund outperformed largely due to favorable sector positioning, in particular an overweighting in consumer discretionary, an underweighting in industrials and being overexposed to pockets of the consumer staples sector. Good stock selection also aided our relative results, including strong picks in the energy and materials sectors, as well as in the capital goods, consumer services, and pharmaceuticals, biotechnology and life science industries. Among the fund's best contributors were biotech firm Genentech, which was acquired; a well-timed investment in offshore drilling firm Transocean; and an underweighted position in integrated oil giant Exxon Mobil. Conversely, being overweighted in the financials sector - particularly in banks - hurt the fund's relative performance, as did some unproductive stock picks in the consumer durables/apparel, diversified financials and software/services groups. The fund's international holdings performed weakly and were further deterred by unfavorable currency fluctuations. The two biggest detractors were Canada-based smartphone maker Research In Motion, an out-of-index holding, and asset management firm Janus Capital. Several of the stocks I've mentioned in this report were no longer held at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2009 to July 31, 2009) for Blue Chip Growth and Class K and for the entire period (June 26, 2009 to July 31, 2009) for Class F. The hypothetical expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2009 to July 31, 2009).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Shareholder Expense Example - continued

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio	Beginning Account Value	Ending Account Value July 31, 2009	Expenses Paid During Period*
Blue Chip Growth	.83%
Actual		$ 1,000.00	$ 1,309.70	$ 4.75 B
HypotheticalA		$ 1,000.00	$ 1,020.68	$ 4.16 C
Class K	.58%
Actual		$ 1,000.00	$ 1,311.30	$ 3.32 B
HypotheticalA		$ 1,000.00	$ 1,021.92	$ 2.91 C
Class F	.51%
Actual		$ 1,000.00	$ 1,096.70	$ .53 B
HypotheticalA		$ 1,000.00	$ 1,022.27	$ 2.56 C

A 5% return per year before expenses

B Actual expenses are equal to each Class' annualized expense ratio; multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period) for Blue Chip Growth and Class K, and multiplied by 36/365 (to reflect the period June 26, 2009 to July 31, 2009) for Class F.

C Hypothetical expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period.)

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	5.0	0.5
Google, Inc. Class A	3.3	0.9
Microsoft Corp.	3.3	1.6
Cisco Systems, Inc.	3.3	2.6
Hewlett-Packard Co.	2.5	0.0
Wal-Mart Stores, Inc.	2.5	2.7
The Coca-Cola Co.	2.5	2.8
Philip Morris International, Inc.	2.1	0.8
QUALCOMM, Inc.	1.9	2.4
Johnson & Johnson	1.8	1.6
	28.2
Top Five Market Sectors as of July 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	33.6	25.6
Health Care	14.3	13.0
Consumer Staples	13.1	12.6
Consumer Discretionary	12.5	19.6
Industrials	9.3	6.4
Asset Allocation (% of fund's net assets)
As of July 31, 2009*		As of January 31, 2009**
	Stocks 99.9%		Stocks 96.4%
	Short-Term Investments and Net Other Assets 0.1%		Short-Term Investments and Net Other Assets 3.6%
* Foreign investments	6.0%	** Foreign investments	9.8%

Annual Report

Investments July 31, 2009

Showing Percentage of Net Assets

Common Stocks - 99.9%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 12.5%
Auto Components - 1.1%
Aisin Seiki Co. Ltd.	217,700	$ 5,603
ArvinMeritor, Inc.	1,911,712	13,841
BorgWarner, Inc.	569,783	18,911
Denso Corp.	188,100	5,557
Federal-Mogul Corp. Class A (a)	1,005,487	14,208
Gentex Corp.	996,100	14,912
Johnson Controls, Inc.	1,720,600	44,529
		117,561
Automobiles - 0.3%
Harley-Davidson, Inc. (c)	1,267,300	28,641
Hotels, Restaurants & Leisure - 2.7%
Carnival Corp. unit	704,900	19,730
Marriott International, Inc. Class A	669,492	14,421
McDonald's Corp.	1,286,700	70,846
Starbucks Corp. (a)	6,736,300	119,233
Starwood Hotels & Resorts Worldwide, Inc.	1,322,600	31,227
Wyndham Worldwide Corp.	1,651,672	23,041
		278,498
Household Durables - 2.4%
Centex Corp.	1,507,900	16,451
D.R. Horton, Inc.	2,784,900	32,277
Furniture Brands International, Inc. (d)	4,879,579	19,567
Harman International Industries, Inc.	869,300	21,454
KB Home	571,600	9,540
Mohawk Industries, Inc. (a)	707,500	36,493
Newell Rubbermaid, Inc.	3,924,300	50,506
Pulte Homes, Inc.	1,313,100	14,930
Ryland Group, Inc.	698,900	13,957
Toll Brothers, Inc. (a)	1,347,800	26,363
		241,538
Internet & Catalog Retail - 1.5%
Amazon.com, Inc. (a)	1,781,000	152,739
Leisure Equipment & Products - 0.1%
Brunswick Corp.	1,330,400	9,552
Media - 1.0%
DreamWorks Animation SKG, Inc. Class A (a)	765,288	24,114
Interpublic Group of Companies, Inc. (a)	6,717,500	34,998
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Media - continued
Sirius XM Radio, Inc. (a)	20,853,400	$ 9,384
The DIRECTV Group, Inc. (a)	1,175,700	30,451
		98,947
Multiline Retail - 1.5%
Kohl's Corp. (a)	1,026,800	49,851
Target Corp.	2,508,100	109,403
		159,254
Specialty Retail - 1.2%
Home Depot, Inc.	1,143,700	29,668
Lowe's Companies, Inc.	1,618,800	36,358
Office Depot, Inc. (a)	2,389,800	10,874
Staples, Inc.	2,367,400	49,763
		126,663
Textiles, Apparel & Luxury Goods - 0.7%
Coach, Inc.	179,600	5,314
Iconix Brand Group, Inc. (a)	356,200	6,241
Polo Ralph Lauren Corp. Class A	1,002,600	63,214
		74,769
TOTAL CONSUMER DISCRETIONARY		1,288,162
CONSUMER STAPLES - 13.1%
Beverages - 3.5%
Anheuser-Busch InBev SA NV	505,130	20,097
PepsiCo, Inc.	1,529,000	86,771
The Coca-Cola Co.	5,057,700	252,076
		358,944
Food & Staples Retailing - 3.6%
Costco Wholesale Corp.	1,875,300	92,827
CVS Caremark Corp.	730,700	24,464
Wal-Mart Stores, Inc.	5,054,155	252,101
		369,392
Food Products - 1.0%
General Mills, Inc.	679,600	40,035
Nestle SA (Reg.)	486,343	20,015
Ralcorp Holdings, Inc. (a)	145,100	9,215
Common Stocks - continued
	Shares	Value (000s)
CONSUMER STAPLES - continued
Food Products - continued
Sara Lee Corp.	1,832,400	$ 19,497
Smithfield Foods, Inc. (a)	707,600	9,588
		98,350
Household Products - 1.5%
Colgate-Palmolive Co.	341,800	24,760
Procter & Gamble Co.	2,396,100	133,008
		157,768
Personal Products - 0.9%
Avon Products, Inc.	1,301,500	42,143
Estee Lauder Companies, Inc. Class A	1,398,000	50,943
Mead Johnson Nutrition Co. Class A	139,500	5,079
		98,165
Tobacco - 2.6%
Altria Group, Inc.	2,905,200	50,928
Philip Morris International, Inc.	4,571,500	213,032
		263,960
TOTAL CONSUMER STAPLES		1,346,579
ENERGY - 5.3%
Energy Equipment & Services - 2.2%
BJ Services Co.	1,307,700	18,543
Nabors Industries Ltd. (a)	2,034,000	34,619
Noble Corp.	922,300	31,229
Schlumberger Ltd.	1,414,700	75,686
Smith International, Inc.	1,162,100	29,204
Transocean Ltd. (a)	325,400	25,931
Weatherford International Ltd. (a)	853,800	16,017
		231,229
Oil, Gas & Consumable Fuels - 3.1%
Chevron Corp.	298,200	20,716
CONSOL Energy, Inc.	288,100	10,236
EXCO Resources, Inc. (a)	926,600	12,731
Foundation Coal Holdings, Inc.	314,900	11,314
Marathon Oil Corp.	1,208,900	38,987
Massey Energy Co.	520,800	13,853
Occidental Petroleum Corp.	725,100	51,729
Patriot Coal Corp. (a)(c)	1,735,000	14,522
Petrohawk Energy Corp. (a)	1,803,900	43,799
Common Stocks - continued
	Shares	Value (000s)
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Plains Exploration & Production Co. (a)	374,600	$ 10,732
PT Bumi Resources Tbk	52,120,000	14,704
Southwestern Energy Co. (a)	1,783,300	73,882
		317,205
TOTAL ENERGY		548,434
FINANCIALS - 6.9%
Capital Markets - 2.6%
AllianceBernstein Holding LP	1,000,000	20,640
Charles Schwab Corp.	603,500	10,785
Deutsche Bank AG (NY Shares)	809,800	52,556
GLG Partners, Inc.	2,500,000	10,075
Goldman Sachs Group, Inc.	398,300	65,042
Morgan Stanley	3,432,100	97,815
The Blackstone Group LP	1,012,676	11,403
		268,316
Commercial Banks - 0.8%
Wells Fargo & Co.	3,483,600	85,209
Consumer Finance - 0.4%
Capital One Financial Corp.	1,276,700	39,195
Diversified Financial Services - 1.6%
Bank of America Corp.	4,404,700	65,146
JPMorgan Chase & Co.	2,433,800	94,066
		159,212
Insurance - 1.1%
Assured Guaranty Ltd.	1,693,800	23,662
Genworth Financial, Inc. Class A	4,646,800	32,063
Hartford Financial Services Group, Inc.	1,354,694	22,339
Lincoln National Corp.	1,764,500	37,390
		115,454
Real Estate Investment Trusts - 0.1%
SL Green Realty Corp.	422,900	10,902
Real Estate Management & Development - 0.3%
Housing Development and Infrastructure Ltd.	1,846,919	10,695
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Real Estate Management & Development - continued
Indiabulls Real Estate Ltd.	1,130,000	$ 5,820
Unitech Ltd.	5,251,879	9,894
		26,409
TOTAL FINANCIALS		704,697
HEALTH CARE - 14.3%
Biotechnology - 5.2%
Amgen, Inc. (a)	2,409,100	150,111
Amylin Pharmaceuticals, Inc. (a)	2,057,700	30,269
Celgene Corp. (a)	2,151,600	122,555
Cephalon, Inc. (a)	676,000	39,647
Dendreon Corp. (a)	566,600	13,717
Gilead Sciences, Inc. (a)	881,800	43,146
Human Genome Sciences, Inc. (a)	775,000	11,083
ImmunoGen, Inc. (a)	366,237	3,183
Isis Pharmaceuticals, Inc. (a)	212,000	3,875
Micromet, Inc. (a)	819,420	5,269
OSI Pharmaceuticals, Inc. (a)	317,600	10,732
Regeneron Pharmaceuticals, Inc. (a)	575,000	12,328
Vertex Pharmaceuticals, Inc. (a)	2,456,400	88,455
		534,370
Health Care Equipment & Supplies - 1.5%
Baxter International, Inc.	281,000	15,840
Boston Scientific Corp. (a)	2,476,800	26,601
Covidien PLC	1,194,000	45,145
Inverness Medical Innovations, Inc. (a)	1,210,000	40,717
Medtronic, Inc.	655,000	23,200
NuVasive, Inc. (a)	146,600	6,068
		157,571
Health Care Providers & Services - 3.2%
CIGNA Corp.	1,190,000	33,796
Express Scripts, Inc. (a)	1,209,300	84,699
Henry Schein, Inc. (a)	301,500	15,491
Humana, Inc. (a)	1,437,600	47,225
Medco Health Solutions, Inc. (a)	2,028,100	107,205
UnitedHealth Group, Inc.	741,100	20,795
WellPoint, Inc. (a)	381,200	20,066
		329,277
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Life Sciences Tools & Services - 0.5%
Illumina, Inc. (a)	101,000	$ 3,650
Life Technologies Corp. (a)	1,085,700	49,432
		53,082
Pharmaceuticals - 3.9%
Abbott Laboratories	1,069,100	48,099
Allergan, Inc.	1,180,900	63,095
Johnson & Johnson	3,049,800	185,702
Merck & Co., Inc.	1,236,900	37,119
Pfizer, Inc.	2,708,300	43,143
Teva Pharmaceutical Industries Ltd. sponsored ADR	397,900	21,224
		398,382
TOTAL HEALTH CARE		1,472,682
INDUSTRIALS - 9.3%
Aerospace & Defense - 0.9%
Honeywell International, Inc.	2,072,700	71,923
Precision Castparts Corp.	257,800	20,575
		92,498
Airlines - 0.6%
Continental Airlines, Inc. Class B (a)	1,930,300	21,561
Delta Air Lines, Inc. (a)	5,799,400	40,190
		61,751
Building Products - 1.0%
Masco Corp.	4,395,600	61,231
Owens Corning (a)	2,210,000	40,620
		101,851
Commercial Services & Supplies - 0.1%
Avery Dennison Corp.	498,700	13,330
Electrical Equipment - 1.0%
General Cable Corp. (a)	775,300	30,058
Regal-Beloit Corp.	267,900	12,420
Rockwell Automation, Inc.	1,214,400	50,288
Sunpower Corp. Class A (a)	378,315	12,182
		104,948
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Industrial Conglomerates - 0.7%
3M Co.	790,000	$ 55,711
Carlisle Companies, Inc.	551,600	17,282
		72,993
Machinery - 2.6%
Caterpillar, Inc.	536,800	23,651
Cummins, Inc.	1,756,300	75,538
Ingersoll-Rand Co. Ltd.	1,841,100	53,171
JTEKT Corp.	794,500	8,994
PACCAR, Inc.	2,111,300	73,157
Toro Co. (c)	998,500	34,608
		269,119
Professional Services - 0.4%
Manpower, Inc.	873,700	41,894
Monster Worldwide, Inc. (a)	351,800	4,584
		46,478
Road & Rail - 1.7%
Avis Budget Group, Inc. (a)	2,900,432	24,799
CSX Corp.	1,743,100	69,933
Ryder System, Inc.	685,130	24,069
Union Pacific Corp.	892,600	51,342
		170,143
Trading Companies & Distributors - 0.3%
Fastenal Co. (c)	740,500	26,340
TOTAL INDUSTRIALS		959,451
INFORMATION TECHNOLOGY - 33.6%
Communications Equipment - 5.7%
Adtran, Inc.	1,352,043	32,665
Cisco Systems, Inc. (a)	15,133,000	333,077
CommScope, Inc. (a)	540,200	13,829
QUALCOMM, Inc.	4,095,300	189,244
Tekelec (a)	667,200	12,270
		581,085
Computers & Peripherals - 9.6%
Apple, Inc. (a)	3,138,400	512,784
Dell, Inc. (a)	7,185,200	96,138
Hewlett-Packard Co.	5,970,100	258,505
Lexmark International, Inc. Class A (a)	2,046,100	29,628
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Computers & Peripherals - continued
NetApp, Inc. (a)	221,600	$ 4,977
SanDisk Corp. (a)	741,480	13,213
Seagate Technology	2,665,900	32,097
Western Digital Corp. (a)	1,283,200	38,817
		986,159
Electronic Equipment & Components - 1.5%
Agilent Technologies, Inc.	4,878,600	113,281
Jabil Circuit, Inc.	182,100	1,668
Tyco Electronics Ltd.	1,907,025	40,944
		155,893
Internet Software & Services - 5.2%
Baidu.com, Inc. sponsored ADR (a)	144,400	50,271
eBay, Inc. (a)	4,927,600	104,712
Google, Inc. Class A (a)	768,800	340,617
Internet Capital Group, Inc. (a)	200,000	1,494
NetEase.com, Inc. sponsored ADR (a)	378,400	16,672
Yahoo!, Inc. (a)	1,227,200	17,574
		531,340
IT Services - 1.0%
Cognizant Technology Solutions Corp. Class A (a)	1,300,000	38,467
Visa, Inc. Class A	1,043,800	68,327
		106,794
Semiconductors & Semiconductor Equipment - 4.5%
Applied Materials, Inc.	4,992,200	68,892
Intel Corp.	8,319,600	160,152
Lam Research Corp. (a)	1,880,300	56,522
Linear Technology Corp.	2,434,400	65,412
Maxim Integrated Products, Inc.	1,446,100	25,625
Micron Technology, Inc. (a)	3,919,923	25,048
Microsemi Corp. (a)	2,502,400	34,158
NVIDIA Corp. (a)	1,473,400	19,051
Veeco Instruments, Inc. (a)	348,100	6,558
		461,418
Software - 6.1%
Activision Blizzard, Inc. (a)	2,903,600	33,246
Adobe Systems, Inc. (a)	624,900	20,259
BMC Software, Inc. (a)	1,199,200	40,809
Citrix Systems, Inc. (a)	1,655,000	58,918
Microsoft Corp.	14,399,300	338,672
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Software - continued
Oracle Corp.	4,850,000	$ 107,331
Red Hat, Inc. (a)	1,414,300	32,288
		631,523
TOTAL INFORMATION TECHNOLOGY		3,454,212
MATERIALS - 4.8%
Chemicals - 2.8%
Air Products & Chemicals, Inc.	439,600	32,794
Airgas, Inc.	760,700	33,912
Albemarle Corp.	1,402,800	41,677
Ashland, Inc.	733,076	24,294
Dow Chemical Co.	2,034,100	43,062
E.I. du Pont de Nemours & Co.	372,100	11,509
Praxair, Inc.	498,900	39,004
Terra Industries, Inc.	377,000	10,993
The Mosaic Co.	946,800	49,376
		286,621
Construction Materials - 0.2%
Vulcan Materials Co. (c)	427,500	20,298
Containers & Packaging - 0.6%
Owens-Illinois, Inc. (a)	665,900	22,601
Temple-Inland, Inc.	2,648,500	41,476
		64,077
Metals & Mining - 1.0%
AK Steel Holding Corp.	1,356,000	26,673
Freeport-McMoRan Copper & Gold, Inc.	1,130,900	68,193
Nucor Corp.	114,800	5,105
		99,971
Paper & Forest Products - 0.2%
Louisiana-Pacific Corp. (a)	4,009,000	16,918
TOTAL MATERIALS		487,885
TELECOMMUNICATION SERVICES - 0.1%
Wireless Telecommunication Services - 0.1%
Sprint Nextel Corp. (a)	2,510,100	10,040
TOTAL COMMON STOCKS (Cost $9,264,453)		10,272,142
Money Market Funds - 0.8%
	Shares	Value (000s)
Fidelity Cash Central Fund, 0.37% (e)	14,103,170	$ 14,103
Fidelity Securities Lending Cash Central Fund, 0.22% (b)(e)	70,626,450	70,626
TOTAL MONEY MARKET FUNDS (Cost $84,729)		84,729
TOTAL INVESTMENT PORTFOLIO - 100.7% (Cost $9,349,182)		10,356,871
NET OTHER ASSETS - (0.7)%		(75,084)
NET ASSETS - 100%		$ 10,281,787
Legend
(a) Non-income producing
(b) Investment made with cash collateral received from securities on loan.
(c) Security or a portion of the security is on loan at period end.
(d) Affiliated company

(e) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 3,292
Fidelity Securities Lending Cash Central Fund	4,922
Total	$ 8,214
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliates (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
DineEquity, Inc.	$ 21,437	$ -	$ 10,947	$ 232	$ -
Furniture Brands International, Inc.	55,001	686	-	185	19,567
La-Z-Boy, Inc.	35,971	-	19,741	269	-
Total	$ 112,409	$ 686	$ 30,688	$ 686	$ 19,567
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

The fund intends to elect to defer to its fiscal year ending July 31, 2010 approximately $1,443,854,000 of losses recognized during the period November 1, 2008 to July 31, 2009.
At July 31, 2009, the fund had a capital loss carryforward of approximately $671,371,000 all of which will expire on July 31, 2017.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	July 31, 2009

Assets
Investment in securities, at value (including securities loaned of $69,325) - See accompanying schedule: Unaffiliated issuers (cost $9,208,599)	$ 10,252,575
Fidelity Central Funds (cost $84,729)	84,729
Other affiliated issuers (cost $55,854)	19,567
Total Investments (cost $9,349,182)		$ 10,356,871
Receivable for investments sold		199,382
Receivable for fund shares sold		13,416
Dividends receivable		3,824
Distributions receivable from Fidelity Central Funds		28
Prepaid expenses		43
Other receivables		327
Total assets		10,573,891

Liabilities
Payable to custodian bank	$ 2
Payable for investments purchased	197,942
Payable for fund shares redeemed	16,439
Accrued management fee	4,226
Other affiliated payables	2,470
Other payables and accrued expenses	399
Collateral on securities loaned, at value	70,626
Total liabilities		292,104

Net Assets		$ 10,281,787
Net Assets consist of:
Paid in capital		$ 11,391,020
Undistributed net investment income		39,489
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(2,156,412)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,007,690
Net Assets		$ 10,281,787

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	July 31, 2009

Blue Chip Growth: Net Asset Value, offering price and redemption price per share ($9,690,852.5 ÷ 303,110.844 shares)	$ 31.97

Class K: Net Asset Value, offering price and redemption price per share ($590,673.0 ÷ 18,455.274 shares)	$ 32.01

Class F: Net Asset Value, offering price and redemption price per share ($261.4 ÷ 8.173 shares)	$ 31.98

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended July 31, 2009

Investment Income
Dividends (including $686 earned from other affiliated issuers)		$ 154,756
Interest		10
Income from Fidelity Central Funds		8,214
Total income		162,980

Expenses
Management fee Basic fee	$ 54,367
Performance adjustment	(12,253)
Transfer agent fees	27,857
Accounting and security lending fees	1,380
Custodian fees and expenses	165
Independent trustees' compensation	65
Depreciation in deferred trustee compensation account	(1)
Registration fees	112
Audit	102
Legal	65
Interest	2
Miscellaneous	742
Total expenses before reductions	72,603
Expense reductions	(223)	72,380
Net investment income (loss)		90,600
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(2,036,826)
Other affiliated issuers	(89,388)
Foreign currency transactions	(890)
Total net realized gain (loss)		(2,127,104)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $155)	(205,330)
Assets and liabilities in foreign currencies	(16)
Total change in net unrealized appreciation (depreciation)		(205,346)
Net gain (loss)		(2,332,450)
Net increase (decrease) in net assets resulting from operations		$ (2,241,850)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended July 31, 2009	Year ended July 31, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 90,600	$ 128,004
Net realized gain (loss)	(2,127,104)	736,209
Change in net unrealized appreciation (depreciation)	(205,346)	(1,621,640)
Net increase (decrease) in net assets resulting from operations	(2,241,850)	(757,427)
Distributions to shareholders from net investment income	(99,426)	(124,380)
Distributions to shareholders from net realized gain	(242,439)	(1,882,106)
Total distributions	(341,865)	(2,006,486)
Share transactions - net increase (decrease)	(483,151)	(2,503,707)
Total increase (decrease) in net assets	(3,066,866)	(5,267,620)

Net Assets
Beginning of period	13,348,653	18,616,273
End of period (including undistributed net investment income of $39,489 and undistributed net investment income of $71,533, respectively)	$ 10,281,787	$ 13,348,653

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Blue Chip Growth

Years ended July 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 39.06	$ 46.88	$ 41.54	$ 42.60	$ 38.72
Income from Investment Operations
Net investment income (loss) B	.27	.35	.32	.23	.42 E
Net realized and unrealized gain (loss)	(6.36)	(2.89)	6.19	(1.06)	3.85
Total from investment operations	(6.09)	(2.54)	6.51	(.83)	4.27
Distributions from net investment income	(.29)	(.33)	(.24)	(.23)	(.39)
Distributions from net realized gain	(.71)	(4.95)	(.93)	-	-
Total distributions	(1.00)	(5.28)	(1.17)	(.23)	(.39)
Net asset value, end of period	$ 31.97	$ 39.06	$ 46.88	$ 41.54	$ 42.60
Total Return A	(15.85)%	(6.30)%	16.02%	(1.97)%	11.08%
Ratios to Average Net Assets C, F
Expenses before reductions	.76%	.58%	.60%	.63%	.66%
Expenses net of fee waivers, if any	.76%	.58%	.60%	.63%	.66%
Expenses net of all reductions	.76%	.57%	.59%	.61%	.64%
Net investment income (loss)	.93%	.81%	.72%	.54%	1.05% E
Supplemental Data
Net assets, end of period (in millions)	$ 9,691	$ 13,349	$ 18,616	$ 19,571	$ 22,881
Portfolio turnover rate D	134%	82%	87%	48%	29%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.20 per share. Excluding the special dividend the ratio of net investment income (loss) to average net assets would have been .56%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Years ended July 31,

2009

2008 G

Selected Per-Share Data
Net asset value, beginning of period	$ 39.07	$ 41.81
Income from Investment Operations
Net investment income (loss) D	.32	.10
Net realized and unrealized gain (loss)	(6.33)	(2.84)
Total from investment operations	(6.01)	(2.74)
Distributions from net investment income	(.34)	-
Distributions from net realized gain	(.71)	-
Total distributions	(1.05)	-
Net asset value, end of period	$ 32.01	$ 39.07
Total Return B, C	(15.61)%	(6.55)%
Ratios to Average Net Assets E, H
Expenses before reductions	.53%	.41% A
Expenses net of fee waivers, if any	.53%	.41% A
Expenses net of all reductions	.52%	.41% A
Net investment income (loss)	1.16%	1.09% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 590,673	$ 93
Portfolio turnover rate F	134%	82%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period May 9, 2008 (commencement of sale of shares) to July 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class F

Years ended July 31,

2009 H

Selected Per-Share Data
Net asset value, beginning of period	$ 29.16
Income from Investment Operations
Net investment income (loss) D	- J
Net realized and unrealized gain (loss)	2.82 G
Total from investment operations	2.82
Net asset value, end of period	$ 31.98
Total Return B, C	9.67%
Ratios to Average Net Assets E, I
Expenses before reductions	.51% A
Expenses net of fee waivers, if any	.51% A
Expenses net of all reductions	.51% A
Net investment income (loss)	(.05)% A
Supplemental Data
Net assets, end of period (000 omitted)	261
Portfolio turnover rate F	134%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

H For the period June 26, 2009 (commencement of sale of shares) to July 31, 2009.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2009

1. Organization.

Fidelity Blue Chip Growth Fund (the Fund) is a fund of Fidelity Securities Fund (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. In January 2009, the Board of Trustees of the Fund approved the creation of an additional class of shares. The Fund commenced sale of Class F shares on June 26, 2009. The Fund offers Blue Chip Growth, Class K and Class F shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. In order to disclose class level financial information dollar amounts presented in the notes are unrounded. Class F shares of the Fund are only available for purchase by mutual funds for which Fidelity Management & Research Company (FMR) or an affiliate serves as investment manager. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

Annual Report

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after period end through the date that the financial statements were issued, September 29, 2009, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are classified into three levels. Level 1 includes readily available unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes observable inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. Level 3 includes unobservable inputs when market prices are not readily available or reliable. Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy. The aggregate value by input level, as of July 31, 2009, for the Fund's investments is included at the end of the Fund's Schedule of Investments. Valuation techniques of the Fund's major categories of assets and liabilities as presented in the Schedule of Investments are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Annual Report

3. Significant Accounting Policies - continued

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There are no unrecognized tax benefits in the accompanying financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, capital loss carryforwards, deferred trustees compensation and losses deferred due to wash sales and excise tax regulations.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 1,425,824,549
Unrealized depreciation	(459,322,061)
Net unrealized appreciation (depreciation)	966,502,488
Undistributed ordinary income	$ 39,827,151
Capital loss carryforward	(671,371,103)

Cost for federal income tax purposes	9,390,368,507

The tax character of distributions paid was as follows:

	July 31, 2009	July 31, 2008
Ordinary Income	$ 99,425,655	$ 124,380,053
Long-term Capital Gains	242,439,162	1,882,106,068
Total	$ 341,864,817	$ 2,006,486,121

4. Purchases and Sales of Investments.

Purchases and sales of securities other than short-term securities, aggregated $12,996,869,320 and $13,358,398,108, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the retail class of the Fund, Blue Chip Growth as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .44% of the Fund's average net assets.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Blue Chip Growth. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each applicable class were as follows:

	Amount	% of Average Net Assets
Blue Chip Growth	$ 27,669,840.30
Class K	187,645.06
	$ 27,857,485

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $280,648 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 30,038,000.49%		$ 2,472

Annual Report

Notes to Financial Statements - continued

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $43,986 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $4,921,752.

8. Expense Reductions.

FMR voluntarily agreed to reimburse a portion of the Blue Chip Growth's operating expenses. During the period, this reimbursement reduced the class' expenses by $15,803.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $149,343 for the period. In addition, through arrangements with the Fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $1,555.

Annual Report

8. Expense Reductions - continued

During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Blue Chip Growth	$ 56,702
Class K	58
$ 56,760

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2009 B	2008 A
From net investment income
Blue Chip Growth	$ 97,802,886	$ 124,380,053
Class K	1,622,768	-
Class F	-	-
Total	$ 99,425,654	$ 124,380,053
From net realized gain
Blue Chip Growth	$ 242,437,464	$ 1,882,106,068
Class K	1,698	-
Class F	-	-
Total	$ 242,439,162	$ 1,882,106,068

A Distributions for Class K are for the period May 9, 2008 (commencement of sale of shares) to July 31, 2008.

B Distributions for Class F are for the period June 26, 2009 (commencement of sale of shares) to July 31, 2009.

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2009	2008	2009	2008
Blue Chip Growth
Shares sold	53,777,391	41,834,063	$ 1,546,167,445	$ 1,768,681,051
Conversion to Class K	(17,667,860)	-	(497,271,491)	-
Reinvestment of distributions	9,381,064	45,780,294	335,422,205	1,982,164,208
Shares redeemed	(84,149,947)	(142,989,488)	(2,387,026,199)	(6,254,650,166)
Net increase (decrease)	(38,659,352)	(55,375,131)	$ (1,002,708,040)	$ (2,503,804,907)

Annual Report

Notes to Financial Statements - continued

10. Share Transactions - continued

	Shares		Dollars
Years ended July 31,	2009 B	2008 A	2009 B	2008 A
Class K
Shares sold	2,762,243	2,392	$ 75,103,611	$ 100,000
Conversion from Blue Chip Growth	17,662,621	-	497,271,492	-
Reinvestment of distributions	62,647	-	1,624,466	-
Shares redeemed	(2,034,629)	-	(54,677,110)	-
Net increase (decrease)	18,452,882	2,392	$ 519,322,459	$ 100,000
Class F
Shares sold	8,183	-	$ 235,350	$ -
Shares redeemed	(10)	-	(294)	-
Net increase (decrease)	8,173	-	$ 235,056	$ -

A Share transactions for Class K are for the period May 9, 2008 (commencement of sale of shares) to July 31, 2008.

B Share transactions for Class F are for the period June 26, 2009 (commencement of sale of shares) to July 31, 2009.

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and Shareholders of Fidelity Blue Chip Growth Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Blue Chip Growth Fund (the Fund), a fund of Fidelity Securities Fund, including the schedule of investments, as of July 31, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2009, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Blue Chip Growth Fund as of July 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods presented in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

September 29, 2009

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for Edward C. Johnson 3d and James C. Curvey, each of the Trustees oversees 220 funds advised by FMR or an affiliate. Mr. Johnson oversees 262 funds advised by FMR or an affiliate. Mr. Curvey oversees 392 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (79)

Year of Election or Appointment: 1984

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (74)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (61)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (55)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (65)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (64)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (65)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (70)

Year of Election or Appointment: 2002

Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (60)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (58)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (65)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (39)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2009-present) and is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Bruce T. Herring (43)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Group Chief Investments Officer of FMR. Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (44)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as a portfolio manager.

Scott C. Goebel (41)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (40)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Vice President and Associate General Counsel of FMR LLC (2005-present), and is an employee of Fidelity Investments.

Holly C. Laurent (55)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (50)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (62)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (47)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian also serves as Chief Financial Officer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments. Previously, Mr. Christian served as Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009) and as Vice President of Business Analysis (2003-2004).

Bryan A. Mehrmann (48)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (41)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

John R. Hebble (51)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Paul M. Murphy (62)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments. Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (50)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions (Unaudited)

A total of 0.61% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates 100% of the dividend distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 100% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2010 of amounts for use in preparing 2009 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Blue Chip Growth Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2009 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. In response to last year's financial crisis, FMR took a number of actions intended to cut costs and improve efficiency without weakening the investment teams or resources. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure and broaden the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) contractually agreeing to reduce the management fee on Fidelity U.S. Bond Index Fund; and (iv) expanding Class A and Class T load waiver categories to increase rollover retention opportunities and create consistent policies across the classes.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for Fidelity Blue Chip Growth (retail class), as well as the fund's relative investment performance for Fidelity Blue Chip Growth (retail class) measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2008, the cumulative total returns of Fidelity Blue Chip Growth (retail class) of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. (Class K of the fund had less than one year of performance as of December 31, 2008, and the fund did not offer Class F as of December 31, 2008.) The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below each chart corresponds to the percentile box and represents the percentage of funds in the peer group whose performance was equal to or lower than that of Fidelity Blue Chip Growth (retail class) of the fund.

Annual Report

Fidelity Blue Chip Growth Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Fidelity Blue Chip Growth (retail class) of the fund was in the second quartile for the one- and three-year periods and the third quartile for the five-year period. The Board also stated that the investment performance of the fund was lower than its benchmark for all the periods shown.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board reviewed the year-to-date performance of Fidelity Blue Chip Growth (retail class) through May 31, 2009 and stated that it exceeded the fund's benchmark.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in 2008, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 11% means that 89% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity Blue Chip Growth Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2008. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Furthermore, the Board considered that shareholders approved a prospective change in the index used to calculate the fund's performance adjustment beginning June 1, 2006. The Board also considered that, because the performance adjustment is based on a rolling 36-month measurement period, during a transition period the fund's performance is compared to a blended index return that reflects the performance of the former index for the portion of the measurement period prior to June 1, 2006 and the performance of the current index for the remainder of the measurement period. The Board noted that the fund's performance adjustments for 2006 through 2008 shown in the chart above reflect the effect of using the blended index return to calculate the fund's performance adjustment.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the total expenses of each class ranked below its competitive median for the period.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board created an Ad Hoc Committee (the "Committee") to analyze economies of scale. The Committee was formed to consider whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Committee, that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's compensation structure for portfolio managers and key personnel, including performance benchmarks used by Fidelity in evaluating incentive compensation for portfolio managers and research analysts; (iv) the structure and process of equity research and actions taken by FMR to improve the quality of research; (v) the selection of and compensation paid by FMR to fund sub-advisers; (vi) Fidelity's fee structures and rationale for recommending different fees among categories of funds; (vii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; (viii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; and (ix) explanations for the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Research & Analysis Company

Fidelity Management & Research
(U.K.) Inc.

Fidelity Investments Japan Limited

FIL Investment Advisors

FIL Investment Advisors (U.K.) Ltd.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.
New York, NY

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) 1-800-544-5555

Automated line for quickest service

BCF-UANN-0909
1.789244.106

Fidelity®

Blue Chip Growth

Fund -
Class F

Annual Report

July 31, 2009
(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

We've seen a welcome uptick in the global equity markets this spring and summer, as signs of stabilization in some economic indicators have brought many investors back into the marketplace. But there remain other key measures - notably high unemployment and slack consumer spending - that suggest the road back to economic health could still be a bumpy ride. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,
/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2009	Past 1 year	Past 5 years	Past 10 years
Class F A	-15.82%	-0.07%	-2.24%

A The initial offering of Class F shares took place on June 26, 2009. Returns prior to June 26, 2009 are those of Blue Chip Growth, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Blue Chip Growth Fund - Class F on July 31, 1999. The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Growth Index performed over the same period. The initial offering of Class F took place on June 26, 2009. See above for additional information regarding the performance of Class F.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stocks - battered by the effects of a global credit crisis for most of the year - were aided by early signs of a healing economy during the final months of the year ending July 31, 2009. For roughly half of the 12-month period, equities were in free fall, as a succession of large financial institutions around the world either collapsed or were forced into mergers or government conservatorship, and harried investors relinquished riskier assets in a massive flight to quality. By March, however, as unprecedented government interventions around the world took root, signs of a potential recovery began to emerge: corporate profits, though still weak, began to stabilize and valuations started to return to normal trading ranges. Against this improving backdrop, major equity indexes posted significant gains in March and April, which carried through to the end of the period. For the year overall, the Standard & Poor's 500SM Index declined 19.96%, while the Dow Jones U.S. Total Stock Market IndexSM - the broadest overall gauge of domestic equities - was down 19.95%. Meanwhile, the blue-chip-laden Dow Jones Industrial AverageSM fell 16.62% and the technology-heavy Nasdaq Composite® Index posted a 14.05% loss.

Comments from Sonu Kalra, who became Portfolio Manager of Fidelity® Blue Chip Growth Fund on July 1, 2009: For the year, the fund's Class F shares outperformed the -17.57% mark of the Russell 1000® Growth Index. (For specific portfolio results, please refer to the performance section of this annual report.) The fund outperformed largely due to favorable sector positioning, in particular an overweighting in consumer discretionary, an underweighting in industrials and being overexposed to pockets of the consumer staples sector. Good stock selection also aided our relative results, including strong picks in the energy and materials sectors, as well as in the capital goods, consumer services, and pharmaceuticals, biotechnology and life science industries. Among the fund's best contributors were biotech firm Genentech, which was acquired; a well-timed investment in offshore drilling firm Transocean; and an underweighted position in integrated oil giant Exxon Mobil. Conversely, being overweighted in the financials sector - particularly in banks - hurt the fund's relative performance, as did some unproductive stock picks in the consumer durables/apparel, diversified financials and software/services groups. The fund's international holdings performed weakly and were further deterred by unfavorable currency fluctuations. The two biggest detractors were Canada-based smartphone maker Research In Motion, an out-of-index holding, and asset management firm Janus Capital. Several of the stocks I've mentioned in this report were no longer held at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2009 to July 31, 2009) for Blue Chip Growth and Class K and for the entire period (June 26, 2009 to July 31, 2009) for Class F. The hypothetical expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2009 to July 31, 2009).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio	Beginning Account Value	Ending Account Value July 31, 2009	Expenses Paid During Period*
Blue Chip Growth	.83%
Actual		$ 1,000.00	$ 1,309.70	$ 4.75 B
HypotheticalA		$ 1,000.00	$ 1,020.68	$ 4.16 C
Class K	.58%
Actual		$ 1,000.00	$ 1,311.30	$ 3.32 B
HypotheticalA		$ 1,000.00	$ 1,021.92	$ 2.91 C
Class F	.51%
Actual		$ 1,000.00	$ 1,096.70	$ .53 B
HypotheticalA		$ 1,000.00	$ 1,022.27	$ 2.56 C

A 5% return per year before expenses

B Actual expenses are equal to each Class' annualized expense ratio; multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period) for Blue Chip Growth and Class K, and multiplied by 36/365 (to reflect the period June 26, 2009 to July 31, 2009) for Class F.

C Hypothetical expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period.)

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	5.0	0.5
Google, Inc. Class A	3.3	0.9
Microsoft Corp.	3.3	1.6
Cisco Systems, Inc.	3.3	2.6
Hewlett-Packard Co.	2.5	0.0
Wal-Mart Stores, Inc.	2.5	2.7
The Coca-Cola Co.	2.5	2.8
Philip Morris International, Inc.	2.1	0.8
QUALCOMM, Inc.	1.9	2.4
Johnson & Johnson	1.8	1.6
	28.2
Top Five Market Sectors as of July 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	33.6	25.6
Health Care	14.3	13.0
Consumer Staples	13.1	12.6
Consumer Discretionary	12.5	19.6
Industrials	9.3	6.4
Asset Allocation (% of fund's net assets)
As of July 31, 2009*		As of January 31, 2009**
	Stocks 99.9%		Stocks 96.4%
	Short-Term Investments and Net Other Assets 0.1%		Short-Term Investments and Net Other Assets 3.6%
* Foreign investments	6.0%	** Foreign investments	9.8%

Annual Report

Investments July 31, 2009

Showing Percentage of Net Assets

Common Stocks - 99.9%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 12.5%
Auto Components - 1.1%
Aisin Seiki Co. Ltd.	217,700	$ 5,603
ArvinMeritor, Inc.	1,911,712	13,841
BorgWarner, Inc.	569,783	18,911
Denso Corp.	188,100	5,557
Federal-Mogul Corp. Class A (a)	1,005,487	14,208
Gentex Corp.	996,100	14,912
Johnson Controls, Inc.	1,720,600	44,529
		117,561
Automobiles - 0.3%
Harley-Davidson, Inc. (c)	1,267,300	28,641
Hotels, Restaurants & Leisure - 2.7%
Carnival Corp. unit	704,900	19,730
Marriott International, Inc. Class A	669,492	14,421
McDonald's Corp.	1,286,700	70,846
Starbucks Corp. (a)	6,736,300	119,233
Starwood Hotels & Resorts Worldwide, Inc.	1,322,600	31,227
Wyndham Worldwide Corp.	1,651,672	23,041
		278,498
Household Durables - 2.4%
Centex Corp.	1,507,900	16,451
D.R. Horton, Inc.	2,784,900	32,277
Furniture Brands International, Inc. (d)	4,879,579	19,567
Harman International Industries, Inc.	869,300	21,454
KB Home	571,600	9,540
Mohawk Industries, Inc. (a)	707,500	36,493
Newell Rubbermaid, Inc.	3,924,300	50,506
Pulte Homes, Inc.	1,313,100	14,930
Ryland Group, Inc.	698,900	13,957
Toll Brothers, Inc. (a)	1,347,800	26,363
		241,538
Internet & Catalog Retail - 1.5%
Amazon.com, Inc. (a)	1,781,000	152,739
Leisure Equipment & Products - 0.1%
Brunswick Corp.	1,330,400	9,552
Media - 1.0%
DreamWorks Animation SKG, Inc. Class A (a)	765,288	24,114
Interpublic Group of Companies, Inc. (a)	6,717,500	34,998
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Media - continued
Sirius XM Radio, Inc. (a)	20,853,400	$ 9,384
The DIRECTV Group, Inc. (a)	1,175,700	30,451
		98,947
Multiline Retail - 1.5%
Kohl's Corp. (a)	1,026,800	49,851
Target Corp.	2,508,100	109,403
		159,254
Specialty Retail - 1.2%
Home Depot, Inc.	1,143,700	29,668
Lowe's Companies, Inc.	1,618,800	36,358
Office Depot, Inc. (a)	2,389,800	10,874
Staples, Inc.	2,367,400	49,763
		126,663
Textiles, Apparel & Luxury Goods - 0.7%
Coach, Inc.	179,600	5,314
Iconix Brand Group, Inc. (a)	356,200	6,241
Polo Ralph Lauren Corp. Class A	1,002,600	63,214
		74,769
TOTAL CONSUMER DISCRETIONARY		1,288,162
CONSUMER STAPLES - 13.1%
Beverages - 3.5%
Anheuser-Busch InBev SA NV	505,130	20,097
PepsiCo, Inc.	1,529,000	86,771
The Coca-Cola Co.	5,057,700	252,076
		358,944
Food & Staples Retailing - 3.6%
Costco Wholesale Corp.	1,875,300	92,827
CVS Caremark Corp.	730,700	24,464
Wal-Mart Stores, Inc.	5,054,155	252,101
		369,392
Food Products - 1.0%
General Mills, Inc.	679,600	40,035
Nestle SA (Reg.)	486,343	20,015
Ralcorp Holdings, Inc. (a)	145,100	9,215
Common Stocks - continued
	Shares	Value (000s)
CONSUMER STAPLES - continued
Food Products - continued
Sara Lee Corp.	1,832,400	$ 19,497
Smithfield Foods, Inc. (a)	707,600	9,588
		98,350
Household Products - 1.5%
Colgate-Palmolive Co.	341,800	24,760
Procter & Gamble Co.	2,396,100	133,008
		157,768
Personal Products - 0.9%
Avon Products, Inc.	1,301,500	42,143
Estee Lauder Companies, Inc. Class A	1,398,000	50,943
Mead Johnson Nutrition Co. Class A	139,500	5,079
		98,165
Tobacco - 2.6%
Altria Group, Inc.	2,905,200	50,928
Philip Morris International, Inc.	4,571,500	213,032
		263,960
TOTAL CONSUMER STAPLES		1,346,579
ENERGY - 5.3%
Energy Equipment & Services - 2.2%
BJ Services Co.	1,307,700	18,543
Nabors Industries Ltd. (a)	2,034,000	34,619
Noble Corp.	922,300	31,229
Schlumberger Ltd.	1,414,700	75,686
Smith International, Inc.	1,162,100	29,204
Transocean Ltd. (a)	325,400	25,931
Weatherford International Ltd. (a)	853,800	16,017
		231,229
Oil, Gas & Consumable Fuels - 3.1%
Chevron Corp.	298,200	20,716
CONSOL Energy, Inc.	288,100	10,236
EXCO Resources, Inc. (a)	926,600	12,731
Foundation Coal Holdings, Inc.	314,900	11,314
Marathon Oil Corp.	1,208,900	38,987
Massey Energy Co.	520,800	13,853
Occidental Petroleum Corp.	725,100	51,729
Patriot Coal Corp. (a)(c)	1,735,000	14,522
Petrohawk Energy Corp. (a)	1,803,900	43,799
Common Stocks - continued
	Shares	Value (000s)
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Plains Exploration & Production Co. (a)	374,600	$ 10,732
PT Bumi Resources Tbk	52,120,000	14,704
Southwestern Energy Co. (a)	1,783,300	73,882
		317,205
TOTAL ENERGY		548,434
FINANCIALS - 6.9%
Capital Markets - 2.6%
AllianceBernstein Holding LP	1,000,000	20,640
Charles Schwab Corp.	603,500	10,785
Deutsche Bank AG (NY Shares)	809,800	52,556
GLG Partners, Inc.	2,500,000	10,075
Goldman Sachs Group, Inc.	398,300	65,042
Morgan Stanley	3,432,100	97,815
The Blackstone Group LP	1,012,676	11,403
		268,316
Commercial Banks - 0.8%
Wells Fargo & Co.	3,483,600	85,209
Consumer Finance - 0.4%
Capital One Financial Corp.	1,276,700	39,195
Diversified Financial Services - 1.6%
Bank of America Corp.	4,404,700	65,146
JPMorgan Chase & Co.	2,433,800	94,066
		159,212
Insurance - 1.1%
Assured Guaranty Ltd.	1,693,800	23,662
Genworth Financial, Inc. Class A	4,646,800	32,063
Hartford Financial Services Group, Inc.	1,354,694	22,339
Lincoln National Corp.	1,764,500	37,390
		115,454
Real Estate Investment Trusts - 0.1%
SL Green Realty Corp.	422,900	10,902
Real Estate Management & Development - 0.3%
Housing Development and Infrastructure Ltd.	1,846,919	10,695
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Real Estate Management & Development - continued
Indiabulls Real Estate Ltd.	1,130,000	$ 5,820
Unitech Ltd.	5,251,879	9,894
		26,409
TOTAL FINANCIALS		704,697
HEALTH CARE - 14.3%
Biotechnology - 5.2%
Amgen, Inc. (a)	2,409,100	150,111
Amylin Pharmaceuticals, Inc. (a)	2,057,700	30,269
Celgene Corp. (a)	2,151,600	122,555
Cephalon, Inc. (a)	676,000	39,647
Dendreon Corp. (a)	566,600	13,717
Gilead Sciences, Inc. (a)	881,800	43,146
Human Genome Sciences, Inc. (a)	775,000	11,083
ImmunoGen, Inc. (a)	366,237	3,183
Isis Pharmaceuticals, Inc. (a)	212,000	3,875
Micromet, Inc. (a)	819,420	5,269
OSI Pharmaceuticals, Inc. (a)	317,600	10,732
Regeneron Pharmaceuticals, Inc. (a)	575,000	12,328
Vertex Pharmaceuticals, Inc. (a)	2,456,400	88,455
		534,370
Health Care Equipment & Supplies - 1.5%
Baxter International, Inc.	281,000	15,840
Boston Scientific Corp. (a)	2,476,800	26,601
Covidien PLC	1,194,000	45,145
Inverness Medical Innovations, Inc. (a)	1,210,000	40,717
Medtronic, Inc.	655,000	23,200
NuVasive, Inc. (a)	146,600	6,068
		157,571
Health Care Providers & Services - 3.2%
CIGNA Corp.	1,190,000	33,796
Express Scripts, Inc. (a)	1,209,300	84,699
Henry Schein, Inc. (a)	301,500	15,491
Humana, Inc. (a)	1,437,600	47,225
Medco Health Solutions, Inc. (a)	2,028,100	107,205
UnitedHealth Group, Inc.	741,100	20,795
WellPoint, Inc. (a)	381,200	20,066
		329,277
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Life Sciences Tools & Services - 0.5%
Illumina, Inc. (a)	101,000	$ 3,650
Life Technologies Corp. (a)	1,085,700	49,432
		53,082
Pharmaceuticals - 3.9%
Abbott Laboratories	1,069,100	48,099
Allergan, Inc.	1,180,900	63,095
Johnson & Johnson	3,049,800	185,702
Merck & Co., Inc.	1,236,900	37,119
Pfizer, Inc.	2,708,300	43,143
Teva Pharmaceutical Industries Ltd. sponsored ADR	397,900	21,224
		398,382
TOTAL HEALTH CARE		1,472,682
INDUSTRIALS - 9.3%
Aerospace & Defense - 0.9%
Honeywell International, Inc.	2,072,700	71,923
Precision Castparts Corp.	257,800	20,575
		92,498
Airlines - 0.6%
Continental Airlines, Inc. Class B (a)	1,930,300	21,561
Delta Air Lines, Inc. (a)	5,799,400	40,190
		61,751
Building Products - 1.0%
Masco Corp.	4,395,600	61,231
Owens Corning (a)	2,210,000	40,620
		101,851
Commercial Services & Supplies - 0.1%
Avery Dennison Corp.	498,700	13,330
Electrical Equipment - 1.0%
General Cable Corp. (a)	775,300	30,058
Regal-Beloit Corp.	267,900	12,420
Rockwell Automation, Inc.	1,214,400	50,288
Sunpower Corp. Class A (a)	378,315	12,182
		104,948
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Industrial Conglomerates - 0.7%
3M Co.	790,000	$ 55,711
Carlisle Companies, Inc.	551,600	17,282
		72,993
Machinery - 2.6%
Caterpillar, Inc.	536,800	23,651
Cummins, Inc.	1,756,300	75,538
Ingersoll-Rand Co. Ltd.	1,841,100	53,171
JTEKT Corp.	794,500	8,994
PACCAR, Inc.	2,111,300	73,157
Toro Co. (c)	998,500	34,608
		269,119
Professional Services - 0.4%
Manpower, Inc.	873,700	41,894
Monster Worldwide, Inc. (a)	351,800	4,584
		46,478
Road & Rail - 1.7%
Avis Budget Group, Inc. (a)	2,900,432	24,799
CSX Corp.	1,743,100	69,933
Ryder System, Inc.	685,130	24,069
Union Pacific Corp.	892,600	51,342
		170,143
Trading Companies & Distributors - 0.3%
Fastenal Co. (c)	740,500	26,340
TOTAL INDUSTRIALS		959,451
INFORMATION TECHNOLOGY - 33.6%
Communications Equipment - 5.7%
Adtran, Inc.	1,352,043	32,665
Cisco Systems, Inc. (a)	15,133,000	333,077
CommScope, Inc. (a)	540,200	13,829
QUALCOMM, Inc.	4,095,300	189,244
Tekelec (a)	667,200	12,270
		581,085
Computers & Peripherals - 9.6%
Apple, Inc. (a)	3,138,400	512,784
Dell, Inc. (a)	7,185,200	96,138
Hewlett-Packard Co.	5,970,100	258,505
Lexmark International, Inc. Class A (a)	2,046,100	29,628
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Computers & Peripherals - continued
NetApp, Inc. (a)	221,600	$ 4,977
SanDisk Corp. (a)	741,480	13,213
Seagate Technology	2,665,900	32,097
Western Digital Corp. (a)	1,283,200	38,817
		986,159
Electronic Equipment & Components - 1.5%
Agilent Technologies, Inc.	4,878,600	113,281
Jabil Circuit, Inc.	182,100	1,668
Tyco Electronics Ltd.	1,907,025	40,944
		155,893
Internet Software & Services - 5.2%
Baidu.com, Inc. sponsored ADR (a)	144,400	50,271
eBay, Inc. (a)	4,927,600	104,712
Google, Inc. Class A (a)	768,800	340,617
Internet Capital Group, Inc. (a)	200,000	1,494
NetEase.com, Inc. sponsored ADR (a)	378,400	16,672
Yahoo!, Inc. (a)	1,227,200	17,574
		531,340
IT Services - 1.0%
Cognizant Technology Solutions Corp. Class A (a)	1,300,000	38,467
Visa, Inc. Class A	1,043,800	68,327
		106,794
Semiconductors & Semiconductor Equipment - 4.5%
Applied Materials, Inc.	4,992,200	68,892
Intel Corp.	8,319,600	160,152
Lam Research Corp. (a)	1,880,300	56,522
Linear Technology Corp.	2,434,400	65,412
Maxim Integrated Products, Inc.	1,446,100	25,625
Micron Technology, Inc. (a)	3,919,923	25,048
Microsemi Corp. (a)	2,502,400	34,158
NVIDIA Corp. (a)	1,473,400	19,051
Veeco Instruments, Inc. (a)	348,100	6,558
		461,418
Software - 6.1%
Activision Blizzard, Inc. (a)	2,903,600	33,246
Adobe Systems, Inc. (a)	624,900	20,259
BMC Software, Inc. (a)	1,199,200	40,809
Citrix Systems, Inc. (a)	1,655,000	58,918
Microsoft Corp.	14,399,300	338,672
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Software - continued
Oracle Corp.	4,850,000	$ 107,331
Red Hat, Inc. (a)	1,414,300	32,288
		631,523
TOTAL INFORMATION TECHNOLOGY		3,454,212
MATERIALS - 4.8%
Chemicals - 2.8%
Air Products & Chemicals, Inc.	439,600	32,794
Airgas, Inc.	760,700	33,912
Albemarle Corp.	1,402,800	41,677
Ashland, Inc.	733,076	24,294
Dow Chemical Co.	2,034,100	43,062
E.I. du Pont de Nemours & Co.	372,100	11,509
Praxair, Inc.	498,900	39,004
Terra Industries, Inc.	377,000	10,993
The Mosaic Co.	946,800	49,376
		286,621
Construction Materials - 0.2%
Vulcan Materials Co. (c)	427,500	20,298
Containers & Packaging - 0.6%
Owens-Illinois, Inc. (a)	665,900	22,601
Temple-Inland, Inc.	2,648,500	41,476
		64,077
Metals & Mining - 1.0%
AK Steel Holding Corp.	1,356,000	26,673
Freeport-McMoRan Copper & Gold, Inc.	1,130,900	68,193
Nucor Corp.	114,800	5,105
		99,971
Paper & Forest Products - 0.2%
Louisiana-Pacific Corp. (a)	4,009,000	16,918
TOTAL MATERIALS		487,885
TELECOMMUNICATION SERVICES - 0.1%
Wireless Telecommunication Services - 0.1%
Sprint Nextel Corp. (a)	2,510,100	10,040
TOTAL COMMON STOCKS (Cost $9,264,453)		10,272,142
Money Market Funds - 0.8%
	Shares	Value (000s)
Fidelity Cash Central Fund, 0.37% (e)	14,103,170	$ 14,103
Fidelity Securities Lending Cash Central Fund, 0.22% (b)(e)	70,626,450	70,626
TOTAL MONEY MARKET FUNDS (Cost $84,729)		84,729
TOTAL INVESTMENT PORTFOLIO - 100.7% (Cost $9,349,182)		10,356,871
NET OTHER ASSETS - (0.7)%		(75,084)
NET ASSETS - 100%		$ 10,281,787
Legend
(a) Non-income producing
(b) Investment made with cash collateral received from securities on loan.
(c) Security or a portion of the security is on loan at period end.
(d) Affiliated company

(e) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 3,292
Fidelity Securities Lending Cash Central Fund	4,922
Total	$ 8,214
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliates (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
DineEquity, Inc.	$ 21,437	$ -	$ 10,947	$ 232	$ -
Furniture Brands International, Inc.	55,001	686	-	185	19,567
La-Z-Boy, Inc.	35,971	-	19,741	269	-
Total	$ 112,409	$ 686	$ 30,688	$ 686	$ 19,567
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

The fund intends to elect to defer to its fiscal year ending July 31, 2010 approximately $1,443,854,000 of losses recognized during the period November 1, 2008 to July 31, 2009.
At July 31, 2009, the fund had a capital loss carryforward of approximately $671,371,000 all of which will expire on July 31, 2017.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	July 31, 2009

Assets
Investment in securities, at value (including securities loaned of $69,325) - See accompanying schedule: Unaffiliated issuers (cost $9,208,599)	$ 10,252,575
Fidelity Central Funds (cost $84,729)	84,729
Other affiliated issuers (cost $55,854)	19,567
Total Investments (cost $9,349,182)		$ 10,356,871
Receivable for investments sold		199,382
Receivable for fund shares sold		13,416
Dividends receivable		3,824
Distributions receivable from Fidelity Central Funds		28
Prepaid expenses		43
Other receivables		327
Total assets		10,573,891

Liabilities
Payable to custodian bank	$ 2
Payable for investments purchased	197,942
Payable for fund shares redeemed	16,439
Accrued management fee	4,226
Other affiliated payables	2,470
Other payables and accrued expenses	399
Collateral on securities loaned, at value	70,626
Total liabilities		292,104

Net Assets		$ 10,281,787
Net Assets consist of:
Paid in capital		$ 11,391,020
Undistributed net investment income		39,489
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(2,156,412)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,007,690
Net Assets		$ 10,281,787

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	July 31, 2009

Blue Chip Growth: Net Asset Value, offering price and redemption price per share ($9,690,852.5 ÷ 303,110.844 shares)	$ 31.97

Class K: Net Asset Value, offering price and redemption price per share ($590,673.0 ÷ 18,455.274 shares)	$ 32.01

Class F: Net Asset Value, offering price and redemption price per share ($261.4 ÷ 8.173 shares)	$ 31.98

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended July 31, 2009

Investment Income
Dividends (including $686 earned from other affiliated issuers)		$ 154,756
Interest		10
Income from Fidelity Central Funds		8,214
Total income		162,980

Expenses
Management fee Basic fee	$ 54,367
Performance adjustment	(12,253)
Transfer agent fees	27,857
Accounting and security lending fees	1,380
Custodian fees and expenses	165
Independent trustees' compensation	65
Depreciation in deferred trustee compensation account	(1)
Registration fees	112
Audit	102
Legal	65
Interest	2
Miscellaneous	742
Total expenses before reductions	72,603
Expense reductions	(223)	72,380
Net investment income (loss)		90,600
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(2,036,826)
Other affiliated issuers	(89,388)
Foreign currency transactions	(890)
Total net realized gain (loss)		(2,127,104)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $155)	(205,330)
Assets and liabilities in foreign currencies	(16)
Total change in net unrealized appreciation (depreciation)		(205,346)
Net gain (loss)		(2,332,450)
Net increase (decrease) in net assets resulting from operations		$ (2,241,850)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended July 31, 2009	Year ended July 31, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 90,600	$ 128,004
Net realized gain (loss)	(2,127,104)	736,209
Change in net unrealized appreciation (depreciation)	(205,346)	(1,621,640)
Net increase (decrease) in net assets resulting from operations	(2,241,850)	(757,427)
Distributions to shareholders from net investment income	(99,426)	(124,380)
Distributions to shareholders from net realized gain	(242,439)	(1,882,106)
Total distributions	(341,865)	(2,006,486)
Share transactions - net increase (decrease)	(483,151)	(2,503,707)
Total increase (decrease) in net assets	(3,066,866)	(5,267,620)

Net Assets
Beginning of period	13,348,653	18,616,273
End of period (including undistributed net investment income of $39,489 and undistributed net investment income of $71,533, respectively)	$ 10,281,787	$ 13,348,653

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Blue Chip Growth

Years ended July 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 39.06	$ 46.88	$ 41.54	$ 42.60	$ 38.72
Income from Investment Operations
Net investment income (loss) B	.27	.35	.32	.23	.42 E
Net realized and unrealized gain (loss)	(6.36)	(2.89)	6.19	(1.06)	3.85
Total from investment operations	(6.09)	(2.54)	6.51	(.83)	4.27
Distributions from net investment income	(.29)	(.33)	(.24)	(.23)	(.39)
Distributions from net realized gain	(.71)	(4.95)	(.93)	-	-
Total distributions	(1.00)	(5.28)	(1.17)	(.23)	(.39)
Net asset value, end of period	$ 31.97	$ 39.06	$ 46.88	$ 41.54	$ 42.60
Total Return A	(15.85)%	(6.30)%	16.02%	(1.97)%	11.08%
Ratios to Average Net Assets C, F
Expenses before reductions	.76%	.58%	.60%	.63%	.66%
Expenses net of fee waivers, if any	.76%	.58%	.60%	.63%	.66%
Expenses net of all reductions	.76%	.57%	.59%	.61%	.64%
Net investment income (loss)	.93%	.81%	.72%	.54%	1.05% E
Supplemental Data
Net assets, end of period (in millions)	$ 9,691	$ 13,349	$ 18,616	$ 19,571	$ 22,881
Portfolio turnover rate D	134%	82%	87%	48%	29%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.20 per share. Excluding the special dividend the ratio of net investment income (loss) to average net assets would have been .56%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Years ended July 31,

2009

2008 G

Selected Per-Share Data
Net asset value, beginning of period	$ 39.07	$ 41.81
Income from Investment Operations
Net investment income (loss) D	.32	.10
Net realized and unrealized gain (loss)	(6.33)	(2.84)
Total from investment operations	(6.01)	(2.74)
Distributions from net investment income	(.34)	-
Distributions from net realized gain	(.71)	-
Total distributions	(1.05)	-
Net asset value, end of period	$ 32.01	$ 39.07
Total Return B, C	(15.61)%	(6.55)%
Ratios to Average Net Assets E, H
Expenses before reductions	.53%	.41% A
Expenses net of fee waivers, if any	.53%	.41% A
Expenses net of all reductions	.52%	.41% A
Net investment income (loss)	1.16%	1.09% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 590,673	$ 93
Portfolio turnover rate F	134%	82%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period May 9, 2008 (commencement of sale of shares) to July 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class F

Years ended July 31,

2009 H

Selected Per-Share Data
Net asset value, beginning of period	$ 29.16
Income from Investment Operations
Net investment income (loss) D	- J
Net realized and unrealized gain (loss)	2.82 G
Total from investment operations	2.82
Net asset value, end of period	$ 31.98
Total Return B, C	9.67%
Ratios to Average Net Assets E, I
Expenses before reductions	.51% A
Expenses net of fee waivers, if any	.51% A
Expenses net of all reductions	.51% A
Net investment income (loss)	(.05)% A
Supplemental Data
Net assets, end of period (000 omitted)	261
Portfolio turnover rate F	134%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

H For the period June 26, 2009 (commencement of sale of shares) to July 31, 2009.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2009

1. Organization.

Fidelity Blue Chip Growth Fund (the Fund) is a fund of Fidelity Securities Fund (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. In January 2009, the Board of Trustees of the Fund approved the creation of an additional class of shares. The Fund commenced sale of Class F shares on June 26, 2009. The Fund offers Blue Chip Growth, Class K and Class F shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. In order to disclose class level financial information dollar amounts presented in the notes are unrounded. Class F shares of the Fund are only available for purchase by mutual funds for which Fidelity Management & Research Company (FMR) or an affiliate serves as investment manager. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

Annual Report

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after period end through the date that the financial statements were issued, September 29, 2009, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are classified into three levels. Level 1 includes readily available unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes observable inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. Level 3 includes unobservable inputs when market prices are not readily available or reliable. Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy. The aggregate value by input level, as of July 31, 2009, for the Fund's investments is included at the end of the Fund's Schedule of Investments. Valuation techniques of the Fund's major categories of assets and liabilities as presented in the Schedule of Investments are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Annual Report

3. Significant Accounting Policies - continued

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There are no unrecognized tax benefits in the accompanying financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, capital loss carryforwards, deferred trustees compensation and losses deferred due to wash sales and excise tax regulations.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 1,425,824,549
Unrealized depreciation	(459,322,061)
Net unrealized appreciation (depreciation)	966,502,488
Undistributed ordinary income	$ 39,827,151
Capital loss carryforward	(671,371,103)

Cost for federal income tax purposes	9,390,368,507

The tax character of distributions paid was as follows:

	July 31, 2009	July 31, 2008
Ordinary Income	$ 99,425,655	$ 124,380,053
Long-term Capital Gains	242,439,162	1,882,106,068
Total	$ 341,864,817	$ 2,006,486,121

4. Purchases and Sales of Investments.

Purchases and sales of securities other than short-term securities, aggregated $12,996,869,320 and $13,358,398,108, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the retail class of the Fund, Blue Chip Growth as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .44% of the Fund's average net assets.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Blue Chip Growth. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each applicable class were as follows:

	Amount	% of Average Net Assets
Blue Chip Growth	$ 27,669,840.30
Class K	187,645.06
	$ 27,857,485

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $280,648 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 30,038,000.49%		$ 2,472

Annual Report

Notes to Financial Statements - continued

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $43,986 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $4,921,752.

8. Expense Reductions.

FMR voluntarily agreed to reimburse a portion of the Blue Chip Growth's operating expenses. During the period, this reimbursement reduced the class' expenses by $15,803.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $149,343 for the period. In addition, through arrangements with the Fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $1,555.

Annual Report

8. Expense Reductions - continued

During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Blue Chip Growth	$ 56,702
Class K	58
$ 56,760

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2009 B	2008 A
From net investment income
Blue Chip Growth	$ 97,802,886	$ 124,380,053
Class K	1,622,768	-
Class F	-	-
Total	$ 99,425,654	$ 124,380,053
From net realized gain
Blue Chip Growth	$ 242,437,464	$ 1,882,106,068
Class K	1,698	-
Class F	-	-
Total	$ 242,439,162	$ 1,882,106,068

A Distributions for Class K are for the period May 9, 2008 (commencement of sale of shares) to July 31, 2008.

B Distributions for Class F are for the period June 26, 2009 (commencement of sale of shares) to July 31, 2009.

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2009	2008	2009	2008
Blue Chip Growth
Shares sold	53,777,391	41,834,063	$ 1,546,167,445	$ 1,768,681,051
Conversion to Class K	(17,667,860)	-	(497,271,491)	-
Reinvestment of distributions	9,381,064	45,780,294	335,422,205	1,982,164,208
Shares redeemed	(84,149,947)	(142,989,488)	(2,387,026,199)	(6,254,650,166)
Net increase (decrease)	(38,659,352)	(55,375,131)	$ (1,002,708,040)	$ (2,503,804,907)

Annual Report

Notes to Financial Statements - continued

10. Share Transactions - continued

	Shares		Dollars
Years ended July 31,	2009 B	2008 A	2009 B	2008 A
Class K
Shares sold	2,762,243	2,392	$ 75,103,611	$ 100,000
Conversion from Blue Chip Growth	17,662,621	-	497,271,492	-
Reinvestment of distributions	62,647	-	1,624,466	-
Shares redeemed	(2,034,629)	-	(54,677,110)	-
Net increase (decrease)	18,452,882	2,392	$ 519,322,459	$ 100,000
Class F
Shares sold	8,183	-	$ 235,350	$ -
Shares redeemed	(10)	-	(294)	-
Net increase (decrease)	8,173	-	$ 235,056	$ -

A Share transactions for Class K are for the period May 9, 2008 (commencement of sale of shares) to July 31, 2008.

B Share transactions for Class F are for the period June 26, 2009 (commencement of sale of shares) to July 31, 2009.

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and Shareholders of Fidelity Blue Chip Growth Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Blue Chip Growth Fund (the Fund), a fund of Fidelity Securities Fund, including the schedule of investments, as of July 31, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2009, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Blue Chip Growth Fund as of July 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods presented in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

September 29, 2009

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for Edward C. Johnson 3d and James C. Curvey, each of the Trustees oversees 220 funds advised by FMR or an affiliate. Mr. Johnson oversees 262 funds advised by FMR or an affiliate. Mr. Curvey oversees 392 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (79)

Year of Election or Appointment: 1984

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (74)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (61)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (55)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (65)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (64)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (65)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (70)

Year of Election or Appointment: 2002

Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (60)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (58)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (65)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (39)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2009-present) and is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Bruce T. Herring (43)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Group Chief Investments Officer of FMR. Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (44)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as a portfolio manager.

Scott C. Goebel (41)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (40)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Vice President and Associate General Counsel of FMR LLC (2005-present), and is an employee of Fidelity Investments.

Holly C. Laurent (55)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (50)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (62)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (47)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian also serves as Chief Financial Officer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments. Previously, Mr. Christian served as Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009) and as Vice President of Business Analysis (2003-2004).

Bryan A. Mehrmann (48)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (41)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

John R. Hebble (51)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Paul M. Murphy (62)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments. Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (50)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions (Unaudited)

A total of 0.61% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2010 of amounts for use in preparing 2009 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Blue Chip Growth Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2009 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. In response to last year's financial crisis, FMR took a number of actions intended to cut costs and improve efficiency without weakening the investment teams or resources. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure and broaden the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) contractually agreeing to reduce the management fee on Fidelity U.S. Bond Index Fund; and (iv) expanding Class A and Class T load waiver categories to increase rollover retention opportunities and create consistent policies across the classes.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for Fidelity Blue Chip Growth (retail class), as well as the fund's relative investment performance for Fidelity Blue Chip Growth (retail class) measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2008, the cumulative total returns of Fidelity Blue Chip Growth (retail class) of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. (Class K of the fund had less than one year of performance as of December 31, 2008, and the fund did not offer Class F as of December 31, 2008.) The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below each chart corresponds to the percentile box and represents the percentage of funds in the peer group whose performance was equal to or lower than that of Fidelity Blue Chip Growth (retail class) of the fund.

Annual Report

Fidelity Blue Chip Growth Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Fidelity Blue Chip Growth (retail class) of the fund was in the second quartile for the one- and three-year periods and the third quartile for the five-year period. The Board also stated that the investment performance of the fund was lower than its benchmark for all the periods shown.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board reviewed the year-to-date performance of Fidelity Blue Chip Growth (retail class) through May 31, 2009 and stated that it exceeded the fund's benchmark.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in 2008, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 11% means that 89% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity Blue Chip Growth Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2008. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Furthermore, the Board considered that shareholders approved a prospective change in the index used to calculate the fund's performance adjustment beginning June 1, 2006. The Board also considered that, because the performance adjustment is based on a rolling 36-month measurement period, during a transition period the fund's performance is compared to a blended index return that reflects the performance of the former index for the portion of the measurement period prior to June 1, 2006 and the performance of the current index for the remainder of the measurement period. The Board noted that the fund's performance adjustments for 2006 through 2008 shown in the chart above reflect the effect of using the blended index return to calculate the fund's performance adjustment.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the total expenses of each class ranked below its competitive median for the period.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board created an Ad Hoc Committee (the "Committee") to analyze economies of scale. The Committee was formed to consider whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Committee, that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's compensation structure for portfolio managers and key personnel, including performance benchmarks used by Fidelity in evaluating incentive compensation for portfolio managers and research analysts; (iv) the structure and process of equity research and actions taken by FMR to improve the quality of research; (v) the selection of and compensation paid by FMR to fund sub-advisers; (vi) Fidelity's fee structures and rationale for recommending different fees among categories of funds; (vii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; (viii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; and (ix) explanations for the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Research & Analysis Company

Fidelity Management & Research
(U.K.) Inc.

Fidelity Investments Japan Limited

FIL Investment Advisors

FIL Investment Advisors (U.K.) Ltd.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.
New York, NY

BCF-F-ANN-0909
1.891663.100

Fidelity®

Blue Chip Growth

Fund -
Class K

Annual Report

July 31, 2009
(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

We've seen a welcome uptick in the global equity markets this spring and summer, as signs of stabilization in some economic indicators have brought many investors back into the marketplace. But there remain other key measures - notably high unemployment and slack consumer spending - that suggest the road back to economic health could still be a bumpy ride. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,
/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2009	Past 1 year	Past 5 years	Past 10 years
Class K A	-15.61%	-0.02%	-2.21%

A The initial offering of Class K shares took place on May 9, 2008. Returns prior to May 9, 2008 are those of Blue Chip Growth, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Blue Chip Growth Fund - Class K on July 31, 1999. The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Growth Index performed over the same period. The initial offering of Class K took place on May 9, 2008. See above for additional information regarding the performance of Class K.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stocks - battered by the effects of a global credit crisis for most of the year - were aided by early signs of a healing economy during the final months of the year ending July 31, 2009. For roughly half of the 12-month period, equities were in free fall, as a succession of large financial institutions around the world either collapsed or were forced into mergers or government conservatorship, and harried investors relinquished riskier assets in a massive flight to quality. By March, however, as unprecedented government interventions around the world took root, signs of a potential recovery began to emerge: corporate profits, though still weak, began to stabilize and valuations started to return to normal trading ranges. Against this improving backdrop, major equity indexes posted significant gains in March and April, which carried through to the end of the period. For the year overall, the Standard & Poor's 500SM Index declined 19.96%, while the Dow Jones U.S. Total Stock Market IndexSM - the broadest overall gauge of domestic equities - was down 19.95%. Meanwhile, the blue-chip-laden Dow Jones Industrial AverageSM fell 16.62% and the technology-heavy Nasdaq Composite® Index posted a 14.05% loss.

Comments from Sonu Kalra, who became Portfolio Manager of Fidelity® Blue Chip Growth Fund on July 1, 2009: For the year, the fund's Class K shares returned -15.61%, topping the -17.57% mark of the Russell 1000® Growth Index. The fund outperformed largely due to favorable sector positioning, in particular an overweighting in consumer discretionary, an underweighting in industrials and being overexposed to pockets of the consumer staples sector. Good stock selection also aided our relative results, including strong picks in the energy and materials sectors, as well as in the capital goods, consumer services, and pharmaceuticals, biotechnology and life science industries. Among the fund's best contributors were biotech firm Genentech, which was acquired; a well-timed investment in offshore drilling firm Transocean; and an underweighted position in integrated oil giant Exxon Mobil. Conversely, being overweighted in the financials sector - particularly in banks - hurt the fund's relative performance, as did some unproductive stock picks in the consumer durables/apparel, diversified financials and software/services groups. The fund's international holdings performed weakly and were further deterred by unfavorable currency fluctuations. The two biggest detractors were Canada-based smartphone maker Research In Motion, an out-of-index holding, and asset management firm Janus Capital. Several of the stocks I've mentioned in this report were no longer held at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2009 to July 31, 2009) for Blue Chip Growth and Class K and for the entire period (June 26, 2009 to July 31, 2009) for Class F. The hypothetical expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2009 to July 31, 2009).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio	Beginning Account Value	Ending Account Value July 31, 2009	Expenses Paid During Period*
Blue Chip Growth	.83%
Actual		$ 1,000.00	$ 1,309.70	$ 4.75 B
HypotheticalA		$ 1,000.00	$ 1,020.68	$ 4.16 C
Class K	.58%
Actual		$ 1,000.00	$ 1,311.30	$ 3.32 B
HypotheticalA		$ 1,000.00	$ 1,021.92	$ 2.91 C
Class F	.51%
Actual		$ 1,000.00	$ 1,096.70	$ .53 B
HypotheticalA		$ 1,000.00	$ 1,022.27	$ 2.56 C

A 5% return per year before expenses

B Actual expenses are equal to each Class' annualized expense ratio; multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period) for Blue Chip Growth and Class K, and multiplied by 36/365 (to reflect the period June 26, 2009 to July 31, 2009) for Class F.

C Hypothetical expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period.)

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	5.0	0.5
Google, Inc. Class A	3.3	0.9
Microsoft Corp.	3.3	1.6
Cisco Systems, Inc.	3.3	2.6
Hewlett-Packard Co.	2.5	0.0
Wal-Mart Stores, Inc.	2.5	2.7
The Coca-Cola Co.	2.5	2.8
Philip Morris International, Inc.	2.1	0.8
QUALCOMM, Inc.	1.9	2.4
Johnson & Johnson	1.8	1.6
	28.2
Top Five Market Sectors as of July 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	33.6	25.6
Health Care	14.3	13.0
Consumer Staples	13.1	12.6
Consumer Discretionary	12.5	19.6
Industrials	9.3	6.4
Asset Allocation (% of fund's net assets)
As of July 31, 2009*		As of January 31, 2009**
	Stocks 99.9%		Stocks 96.4%
	Short-Term Investments and Net Other Assets 0.1%		Short-Term Investments and Net Other Assets 3.6%
* Foreign investments	6.0%	** Foreign investments	9.8%

Annual Report

Investments July 31, 2009

Showing Percentage of Net Assets

Common Stocks - 99.9%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 12.5%
Auto Components - 1.1%
Aisin Seiki Co. Ltd.	217,700	$ 5,603
ArvinMeritor, Inc.	1,911,712	13,841
BorgWarner, Inc.	569,783	18,911
Denso Corp.	188,100	5,557
Federal-Mogul Corp. Class A (a)	1,005,487	14,208
Gentex Corp.	996,100	14,912
Johnson Controls, Inc.	1,720,600	44,529
		117,561
Automobiles - 0.3%
Harley-Davidson, Inc. (c)	1,267,300	28,641
Hotels, Restaurants & Leisure - 2.7%
Carnival Corp. unit	704,900	19,730
Marriott International, Inc. Class A	669,492	14,421
McDonald's Corp.	1,286,700	70,846
Starbucks Corp. (a)	6,736,300	119,233
Starwood Hotels & Resorts Worldwide, Inc.	1,322,600	31,227
Wyndham Worldwide Corp.	1,651,672	23,041
		278,498
Household Durables - 2.4%
Centex Corp.	1,507,900	16,451
D.R. Horton, Inc.	2,784,900	32,277
Furniture Brands International, Inc. (d)	4,879,579	19,567
Harman International Industries, Inc.	869,300	21,454
KB Home	571,600	9,540
Mohawk Industries, Inc. (a)	707,500	36,493
Newell Rubbermaid, Inc.	3,924,300	50,506
Pulte Homes, Inc.	1,313,100	14,930
Ryland Group, Inc.	698,900	13,957
Toll Brothers, Inc. (a)	1,347,800	26,363
		241,538
Internet & Catalog Retail - 1.5%
Amazon.com, Inc. (a)	1,781,000	152,739
Leisure Equipment & Products - 0.1%
Brunswick Corp.	1,330,400	9,552
Media - 1.0%
DreamWorks Animation SKG, Inc. Class A (a)	765,288	24,114
Interpublic Group of Companies, Inc. (a)	6,717,500	34,998
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Media - continued
Sirius XM Radio, Inc. (a)	20,853,400	$ 9,384
The DIRECTV Group, Inc. (a)	1,175,700	30,451
		98,947
Multiline Retail - 1.5%
Kohl's Corp. (a)	1,026,800	49,851
Target Corp.	2,508,100	109,403
		159,254
Specialty Retail - 1.2%
Home Depot, Inc.	1,143,700	29,668
Lowe's Companies, Inc.	1,618,800	36,358
Office Depot, Inc. (a)	2,389,800	10,874
Staples, Inc.	2,367,400	49,763
		126,663
Textiles, Apparel & Luxury Goods - 0.7%
Coach, Inc.	179,600	5,314
Iconix Brand Group, Inc. (a)	356,200	6,241
Polo Ralph Lauren Corp. Class A	1,002,600	63,214
		74,769
TOTAL CONSUMER DISCRETIONARY		1,288,162
CONSUMER STAPLES - 13.1%
Beverages - 3.5%
Anheuser-Busch InBev SA NV	505,130	20,097
PepsiCo, Inc.	1,529,000	86,771
The Coca-Cola Co.	5,057,700	252,076
		358,944
Food & Staples Retailing - 3.6%
Costco Wholesale Corp.	1,875,300	92,827
CVS Caremark Corp.	730,700	24,464
Wal-Mart Stores, Inc.	5,054,155	252,101
		369,392
Food Products - 1.0%
General Mills, Inc.	679,600	40,035
Nestle SA (Reg.)	486,343	20,015
Ralcorp Holdings, Inc. (a)	145,100	9,215
Common Stocks - continued
	Shares	Value (000s)
CONSUMER STAPLES - continued
Food Products - continued
Sara Lee Corp.	1,832,400	$ 19,497
Smithfield Foods, Inc. (a)	707,600	9,588
		98,350
Household Products - 1.5%
Colgate-Palmolive Co.	341,800	24,760
Procter & Gamble Co.	2,396,100	133,008
		157,768
Personal Products - 0.9%
Avon Products, Inc.	1,301,500	42,143
Estee Lauder Companies, Inc. Class A	1,398,000	50,943
Mead Johnson Nutrition Co. Class A	139,500	5,079
		98,165
Tobacco - 2.6%
Altria Group, Inc.	2,905,200	50,928
Philip Morris International, Inc.	4,571,500	213,032
		263,960
TOTAL CONSUMER STAPLES		1,346,579
ENERGY - 5.3%
Energy Equipment & Services - 2.2%
BJ Services Co.	1,307,700	18,543
Nabors Industries Ltd. (a)	2,034,000	34,619
Noble Corp.	922,300	31,229
Schlumberger Ltd.	1,414,700	75,686
Smith International, Inc.	1,162,100	29,204
Transocean Ltd. (a)	325,400	25,931
Weatherford International Ltd. (a)	853,800	16,017
		231,229
Oil, Gas & Consumable Fuels - 3.1%
Chevron Corp.	298,200	20,716
CONSOL Energy, Inc.	288,100	10,236
EXCO Resources, Inc. (a)	926,600	12,731
Foundation Coal Holdings, Inc.	314,900	11,314
Marathon Oil Corp.	1,208,900	38,987
Massey Energy Co.	520,800	13,853
Occidental Petroleum Corp.	725,100	51,729
Patriot Coal Corp. (a)(c)	1,735,000	14,522
Petrohawk Energy Corp. (a)	1,803,900	43,799
Common Stocks - continued
	Shares	Value (000s)
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Plains Exploration & Production Co. (a)	374,600	$ 10,732
PT Bumi Resources Tbk	52,120,000	14,704
Southwestern Energy Co. (a)	1,783,300	73,882
		317,205
TOTAL ENERGY		548,434
FINANCIALS - 6.9%
Capital Markets - 2.6%
AllianceBernstein Holding LP	1,000,000	20,640
Charles Schwab Corp.	603,500	10,785
Deutsche Bank AG (NY Shares)	809,800	52,556
GLG Partners, Inc.	2,500,000	10,075
Goldman Sachs Group, Inc.	398,300	65,042
Morgan Stanley	3,432,100	97,815
The Blackstone Group LP	1,012,676	11,403
		268,316
Commercial Banks - 0.8%
Wells Fargo & Co.	3,483,600	85,209
Consumer Finance - 0.4%
Capital One Financial Corp.	1,276,700	39,195
Diversified Financial Services - 1.6%
Bank of America Corp.	4,404,700	65,146
JPMorgan Chase & Co.	2,433,800	94,066
		159,212
Insurance - 1.1%
Assured Guaranty Ltd.	1,693,800	23,662
Genworth Financial, Inc. Class A	4,646,800	32,063
Hartford Financial Services Group, Inc.	1,354,694	22,339
Lincoln National Corp.	1,764,500	37,390
		115,454
Real Estate Investment Trusts - 0.1%
SL Green Realty Corp.	422,900	10,902
Real Estate Management & Development - 0.3%
Housing Development and Infrastructure Ltd.	1,846,919	10,695
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Real Estate Management & Development - continued
Indiabulls Real Estate Ltd.	1,130,000	$ 5,820
Unitech Ltd.	5,251,879	9,894
		26,409
TOTAL FINANCIALS		704,697
HEALTH CARE - 14.3%
Biotechnology - 5.2%
Amgen, Inc. (a)	2,409,100	150,111
Amylin Pharmaceuticals, Inc. (a)	2,057,700	30,269
Celgene Corp. (a)	2,151,600	122,555
Cephalon, Inc. (a)	676,000	39,647
Dendreon Corp. (a)	566,600	13,717
Gilead Sciences, Inc. (a)	881,800	43,146
Human Genome Sciences, Inc. (a)	775,000	11,083
ImmunoGen, Inc. (a)	366,237	3,183
Isis Pharmaceuticals, Inc. (a)	212,000	3,875
Micromet, Inc. (a)	819,420	5,269
OSI Pharmaceuticals, Inc. (a)	317,600	10,732
Regeneron Pharmaceuticals, Inc. (a)	575,000	12,328
Vertex Pharmaceuticals, Inc. (a)	2,456,400	88,455
		534,370
Health Care Equipment & Supplies - 1.5%
Baxter International, Inc.	281,000	15,840
Boston Scientific Corp. (a)	2,476,800	26,601
Covidien PLC	1,194,000	45,145
Inverness Medical Innovations, Inc. (a)	1,210,000	40,717
Medtronic, Inc.	655,000	23,200
NuVasive, Inc. (a)	146,600	6,068
		157,571
Health Care Providers & Services - 3.2%
CIGNA Corp.	1,190,000	33,796
Express Scripts, Inc. (a)	1,209,300	84,699
Henry Schein, Inc. (a)	301,500	15,491
Humana, Inc. (a)	1,437,600	47,225
Medco Health Solutions, Inc. (a)	2,028,100	107,205
UnitedHealth Group, Inc.	741,100	20,795
WellPoint, Inc. (a)	381,200	20,066
		329,277
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Life Sciences Tools & Services - 0.5%
Illumina, Inc. (a)	101,000	$ 3,650
Life Technologies Corp. (a)	1,085,700	49,432
		53,082
Pharmaceuticals - 3.9%
Abbott Laboratories	1,069,100	48,099
Allergan, Inc.	1,180,900	63,095
Johnson & Johnson	3,049,800	185,702
Merck & Co., Inc.	1,236,900	37,119
Pfizer, Inc.	2,708,300	43,143
Teva Pharmaceutical Industries Ltd. sponsored ADR	397,900	21,224
		398,382
TOTAL HEALTH CARE		1,472,682
INDUSTRIALS - 9.3%
Aerospace & Defense - 0.9%
Honeywell International, Inc.	2,072,700	71,923
Precision Castparts Corp.	257,800	20,575
		92,498
Airlines - 0.6%
Continental Airlines, Inc. Class B (a)	1,930,300	21,561
Delta Air Lines, Inc. (a)	5,799,400	40,190
		61,751
Building Products - 1.0%
Masco Corp.	4,395,600	61,231
Owens Corning (a)	2,210,000	40,620
		101,851
Commercial Services & Supplies - 0.1%
Avery Dennison Corp.	498,700	13,330
Electrical Equipment - 1.0%
General Cable Corp. (a)	775,300	30,058
Regal-Beloit Corp.	267,900	12,420
Rockwell Automation, Inc.	1,214,400	50,288
Sunpower Corp. Class A (a)	378,315	12,182
		104,948
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Industrial Conglomerates - 0.7%
3M Co.	790,000	$ 55,711
Carlisle Companies, Inc.	551,600	17,282
		72,993
Machinery - 2.6%
Caterpillar, Inc.	536,800	23,651
Cummins, Inc.	1,756,300	75,538
Ingersoll-Rand Co. Ltd.	1,841,100	53,171
JTEKT Corp.	794,500	8,994
PACCAR, Inc.	2,111,300	73,157
Toro Co. (c)	998,500	34,608
		269,119
Professional Services - 0.4%
Manpower, Inc.	873,700	41,894
Monster Worldwide, Inc. (a)	351,800	4,584
		46,478
Road & Rail - 1.7%
Avis Budget Group, Inc. (a)	2,900,432	24,799
CSX Corp.	1,743,100	69,933
Ryder System, Inc.	685,130	24,069
Union Pacific Corp.	892,600	51,342
		170,143
Trading Companies & Distributors - 0.3%
Fastenal Co. (c)	740,500	26,340
TOTAL INDUSTRIALS		959,451
INFORMATION TECHNOLOGY - 33.6%
Communications Equipment - 5.7%
Adtran, Inc.	1,352,043	32,665
Cisco Systems, Inc. (a)	15,133,000	333,077
CommScope, Inc. (a)	540,200	13,829
QUALCOMM, Inc.	4,095,300	189,244
Tekelec (a)	667,200	12,270
		581,085
Computers & Peripherals - 9.6%
Apple, Inc. (a)	3,138,400	512,784
Dell, Inc. (a)	7,185,200	96,138
Hewlett-Packard Co.	5,970,100	258,505
Lexmark International, Inc. Class A (a)	2,046,100	29,628
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Computers & Peripherals - continued
NetApp, Inc. (a)	221,600	$ 4,977
SanDisk Corp. (a)	741,480	13,213
Seagate Technology	2,665,900	32,097
Western Digital Corp. (a)	1,283,200	38,817
		986,159
Electronic Equipment & Components - 1.5%
Agilent Technologies, Inc.	4,878,600	113,281
Jabil Circuit, Inc.	182,100	1,668
Tyco Electronics Ltd.	1,907,025	40,944
		155,893
Internet Software & Services - 5.2%
Baidu.com, Inc. sponsored ADR (a)	144,400	50,271
eBay, Inc. (a)	4,927,600	104,712
Google, Inc. Class A (a)	768,800	340,617
Internet Capital Group, Inc. (a)	200,000	1,494
NetEase.com, Inc. sponsored ADR (a)	378,400	16,672
Yahoo!, Inc. (a)	1,227,200	17,574
		531,340
IT Services - 1.0%
Cognizant Technology Solutions Corp. Class A (a)	1,300,000	38,467
Visa, Inc. Class A	1,043,800	68,327
		106,794
Semiconductors & Semiconductor Equipment - 4.5%
Applied Materials, Inc.	4,992,200	68,892
Intel Corp.	8,319,600	160,152
Lam Research Corp. (a)	1,880,300	56,522
Linear Technology Corp.	2,434,400	65,412
Maxim Integrated Products, Inc.	1,446,100	25,625
Micron Technology, Inc. (a)	3,919,923	25,048
Microsemi Corp. (a)	2,502,400	34,158
NVIDIA Corp. (a)	1,473,400	19,051
Veeco Instruments, Inc. (a)	348,100	6,558
		461,418
Software - 6.1%
Activision Blizzard, Inc. (a)	2,903,600	33,246
Adobe Systems, Inc. (a)	624,900	20,259
BMC Software, Inc. (a)	1,199,200	40,809
Citrix Systems, Inc. (a)	1,655,000	58,918
Microsoft Corp.	14,399,300	338,672
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Software - continued
Oracle Corp.	4,850,000	$ 107,331
Red Hat, Inc. (a)	1,414,300	32,288
		631,523
TOTAL INFORMATION TECHNOLOGY		3,454,212
MATERIALS - 4.8%
Chemicals - 2.8%
Air Products & Chemicals, Inc.	439,600	32,794
Airgas, Inc.	760,700	33,912
Albemarle Corp.	1,402,800	41,677
Ashland, Inc.	733,076	24,294
Dow Chemical Co.	2,034,100	43,062
E.I. du Pont de Nemours & Co.	372,100	11,509
Praxair, Inc.	498,900	39,004
Terra Industries, Inc.	377,000	10,993
The Mosaic Co.	946,800	49,376
		286,621
Construction Materials - 0.2%
Vulcan Materials Co. (c)	427,500	20,298
Containers & Packaging - 0.6%
Owens-Illinois, Inc. (a)	665,900	22,601
Temple-Inland, Inc.	2,648,500	41,476
		64,077
Metals & Mining - 1.0%
AK Steel Holding Corp.	1,356,000	26,673
Freeport-McMoRan Copper & Gold, Inc.	1,130,900	68,193
Nucor Corp.	114,800	5,105
		99,971
Paper & Forest Products - 0.2%
Louisiana-Pacific Corp. (a)	4,009,000	16,918
TOTAL MATERIALS		487,885
TELECOMMUNICATION SERVICES - 0.1%
Wireless Telecommunication Services - 0.1%
Sprint Nextel Corp. (a)	2,510,100	10,040
TOTAL COMMON STOCKS (Cost $9,264,453)		10,272,142
Money Market Funds - 0.8%
	Shares	Value (000s)
Fidelity Cash Central Fund, 0.37% (e)	14,103,170	$ 14,103
Fidelity Securities Lending Cash Central Fund, 0.22% (b)(e)	70,626,450	70,626
TOTAL MONEY MARKET FUNDS (Cost $84,729)		84,729
TOTAL INVESTMENT PORTFOLIO - 100.7% (Cost $9,349,182)		10,356,871
NET OTHER ASSETS - (0.7)%		(75,084)
NET ASSETS - 100%		$ 10,281,787
Legend
(a) Non-income producing
(b) Investment made with cash collateral received from securities on loan.
(c) Security or a portion of the security is on loan at period end.
(d) Affiliated company

(e) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 3,292
Fidelity Securities Lending Cash Central Fund	4,922
Total	$ 8,214
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliates (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
DineEquity, Inc.	$ 21,437	$ -	$ 10,947	$ 232	$ -
Furniture Brands International, Inc.	55,001	686	-	185	19,567
La-Z-Boy, Inc.	35,971	-	19,741	269	-
Total	$ 112,409	$ 686	$ 30,688	$ 686	$ 19,567
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

The fund intends to elect to defer to its fiscal year ending July 31, 2010 approximately $1,443,854,000 of losses recognized during the period November 1, 2008 to July 31, 2009.
At July 31, 2009, the fund had a capital loss carryforward of approximately $671,371,000 all of which will expire on July 31, 2017.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	July 31, 2009

Assets
Investment in securities, at value (including securities loaned of $69,325) - See accompanying schedule: Unaffiliated issuers (cost $9,208,599)	$ 10,252,575
Fidelity Central Funds (cost $84,729)	84,729
Other affiliated issuers (cost $55,854)	19,567
Total Investments (cost $9,349,182)		$ 10,356,871
Receivable for investments sold		199,382
Receivable for fund shares sold		13,416
Dividends receivable		3,824
Distributions receivable from Fidelity Central Funds		28
Prepaid expenses		43
Other receivables		327
Total assets		10,573,891

Liabilities
Payable to custodian bank	$ 2
Payable for investments purchased	197,942
Payable for fund shares redeemed	16,439
Accrued management fee	4,226
Other affiliated payables	2,470
Other payables and accrued expenses	399
Collateral on securities loaned, at value	70,626
Total liabilities		292,104

Net Assets		$ 10,281,787
Net Assets consist of:
Paid in capital		$ 11,391,020
Undistributed net investment income		39,489
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(2,156,412)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,007,690
Net Assets		$ 10,281,787

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	July 31, 2009

Blue Chip Growth: Net Asset Value, offering price and redemption price per share ($9,690,852.5 ÷ 303,110.844 shares)	$ 31.97

Class K: Net Asset Value, offering price and redemption price per share ($590,673.0 ÷ 18,455.274 shares)	$ 32.01

Class F: Net Asset Value, offering price and redemption price per share ($261.4 ÷ 8.173 shares)	$ 31.98

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended July 31, 2009

Investment Income
Dividends (including $686 earned from other affiliated issuers)		$ 154,756
Interest		10
Income from Fidelity Central Funds		8,214
Total income		162,980

Expenses
Management fee Basic fee	$ 54,367
Performance adjustment	(12,253)
Transfer agent fees	27,857
Accounting and security lending fees	1,380
Custodian fees and expenses	165
Independent trustees' compensation	65
Depreciation in deferred trustee compensation account	(1)
Registration fees	112
Audit	102
Legal	65
Interest	2
Miscellaneous	742
Total expenses before reductions	72,603
Expense reductions	(223)	72,380
Net investment income (loss)		90,600
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(2,036,826)
Other affiliated issuers	(89,388)
Foreign currency transactions	(890)
Total net realized gain (loss)		(2,127,104)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $155)	(205,330)
Assets and liabilities in foreign currencies	(16)
Total change in net unrealized appreciation (depreciation)		(205,346)
Net gain (loss)		(2,332,450)
Net increase (decrease) in net assets resulting from operations		$ (2,241,850)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended July 31, 2009	Year ended July 31, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 90,600	$ 128,004
Net realized gain (loss)	(2,127,104)	736,209
Change in net unrealized appreciation (depreciation)	(205,346)	(1,621,640)
Net increase (decrease) in net assets resulting from operations	(2,241,850)	(757,427)
Distributions to shareholders from net investment income	(99,426)	(124,380)
Distributions to shareholders from net realized gain	(242,439)	(1,882,106)
Total distributions	(341,865)	(2,006,486)
Share transactions - net increase (decrease)	(483,151)	(2,503,707)
Total increase (decrease) in net assets	(3,066,866)	(5,267,620)

Net Assets
Beginning of period	13,348,653	18,616,273
End of period (including undistributed net investment income of $39,489 and undistributed net investment income of $71,533, respectively)	$ 10,281,787	$ 13,348,653

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Blue Chip Growth

Years ended July 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 39.06	$ 46.88	$ 41.54	$ 42.60	$ 38.72
Income from Investment Operations
Net investment income (loss) B	.27	.35	.32	.23	.42 E
Net realized and unrealized gain (loss)	(6.36)	(2.89)	6.19	(1.06)	3.85
Total from investment operations	(6.09)	(2.54)	6.51	(.83)	4.27
Distributions from net investment income	(.29)	(.33)	(.24)	(.23)	(.39)
Distributions from net realized gain	(.71)	(4.95)	(.93)	-	-
Total distributions	(1.00)	(5.28)	(1.17)	(.23)	(.39)
Net asset value, end of period	$ 31.97	$ 39.06	$ 46.88	$ 41.54	$ 42.60
Total Return A	(15.85)%	(6.30)%	16.02%	(1.97)%	11.08%
Ratios to Average Net Assets C, F
Expenses before reductions	.76%	.58%	.60%	.63%	.66%
Expenses net of fee waivers, if any	.76%	.58%	.60%	.63%	.66%
Expenses net of all reductions	.76%	.57%	.59%	.61%	.64%
Net investment income (loss)	.93%	.81%	.72%	.54%	1.05% E
Supplemental Data
Net assets, end of period (in millions)	$ 9,691	$ 13,349	$ 18,616	$ 19,571	$ 22,881
Portfolio turnover rate D	134%	82%	87%	48%	29%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.20 per share. Excluding the special dividend the ratio of net investment income (loss) to average net assets would have been .56%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Years ended July 31,

2009

2008 G

Selected Per-Share Data
Net asset value, beginning of period	$ 39.07	$ 41.81
Income from Investment Operations
Net investment income (loss) D	.32	.10
Net realized and unrealized gain (loss)	(6.33)	(2.84)
Total from investment operations	(6.01)	(2.74)
Distributions from net investment income	(.34)	-
Distributions from net realized gain	(.71)	-
Total distributions	(1.05)	-
Net asset value, end of period	$ 32.01	$ 39.07
Total Return B, C	(15.61)%	(6.55)%
Ratios to Average Net Assets E, H
Expenses before reductions	.53%	.41% A
Expenses net of fee waivers, if any	.53%	.41% A
Expenses net of all reductions	.52%	.41% A
Net investment income (loss)	1.16%	1.09% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 590,673	$ 93
Portfolio turnover rate F	134%	82%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period May 9, 2008 (commencement of sale of shares) to July 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class F

Years ended July 31,

2009 H

Selected Per-Share Data
Net asset value, beginning of period	$ 29.16
Income from Investment Operations
Net investment income (loss) D	- J
Net realized and unrealized gain (loss)	2.82 G
Total from investment operations	2.82
Net asset value, end of period	$ 31.98
Total Return B, C	9.67%
Ratios to Average Net Assets E, I
Expenses before reductions	.51% A
Expenses net of fee waivers, if any	.51% A
Expenses net of all reductions	.51% A
Net investment income (loss)	(.05)% A
Supplemental Data
Net assets, end of period (000 omitted)	261
Portfolio turnover rate F	134%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

H For the period June 26, 2009 (commencement of sale of shares) to July 31, 2009.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2009

1. Organization.

Fidelity Blue Chip Growth Fund (the Fund) is a fund of Fidelity Securities Fund (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. In January 2009, the Board of Trustees of the Fund approved the creation of an additional class of shares. The Fund commenced sale of Class F shares on June 26, 2009. The Fund offers Blue Chip Growth, Class K and Class F shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. In order to disclose class level financial information dollar amounts presented in the notes are unrounded. Class F shares of the Fund are only available for purchase by mutual funds for which Fidelity Management & Research Company (FMR) or an affiliate serves as investment manager. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

Annual Report

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after period end through the date that the financial statements were issued, September 29, 2009, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are classified into three levels. Level 1 includes readily available unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes observable inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. Level 3 includes unobservable inputs when market prices are not readily available or reliable. Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy. The aggregate value by input level, as of July 31, 2009, for the Fund's investments is included at the end of the Fund's Schedule of Investments. Valuation techniques of the Fund's major categories of assets and liabilities as presented in the Schedule of Investments are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Annual Report

3. Significant Accounting Policies - continued

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There are no unrecognized tax benefits in the accompanying financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, capital loss carryforwards, deferred trustees compensation and losses deferred due to wash sales and excise tax regulations.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 1,425,824,549
Unrealized depreciation	(459,322,061)
Net unrealized appreciation (depreciation)	966,502,488
Undistributed ordinary income	$ 39,827,151
Capital loss carryforward	(671,371,103)

Cost for federal income tax purposes	9,390,368,507

The tax character of distributions paid was as follows:

	July 31, 2009	July 31, 2008
Ordinary Income	$ 99,425,655	$ 124,380,053
Long-term Capital Gains	242,439,162	1,882,106,068
Total	$ 341,864,817	$ 2,006,486,121

4. Purchases and Sales of Investments.

Purchases and sales of securities other than short-term securities, aggregated $12,996,869,320 and $13,358,398,108, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the retail class of the Fund, Blue Chip Growth as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .44% of the Fund's average net assets.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Blue Chip Growth. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each applicable class were as follows:

	Amount	% of Average Net Assets
Blue Chip Growth	$ 27,669,840.30
Class K	187,645.06
	$ 27,857,485

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $280,648 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 30,038,000.49%		$ 2,472

Annual Report

Notes to Financial Statements - continued

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $43,986 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $4,921,752.

8. Expense Reductions.

FMR voluntarily agreed to reimburse a portion of the Blue Chip Growth's operating expenses. During the period, this reimbursement reduced the class' expenses by $15,803.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $149,343 for the period. In addition, through arrangements with the Fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $1,555.

Annual Report

8. Expense Reductions - continued

During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Blue Chip Growth	$ 56,702
Class K	58
$ 56,760

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2009 B	2008 A
From net investment income
Blue Chip Growth	$ 97,802,886	$ 124,380,053
Class K	1,622,768	-
Class F	-	-
Total	$ 99,425,654	$ 124,380,053
From net realized gain
Blue Chip Growth	$ 242,437,464	$ 1,882,106,068
Class K	1,698	-
Class F	-	-
Total	$ 242,439,162	$ 1,882,106,068

A Distributions for Class K are for the period May 9, 2008 (commencement of sale of shares) to July 31, 2008.

B Distributions for Class F are for the period June 26, 2009 (commencement of sale of shares) to July 31, 2009.

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2009	2008	2009	2008
Blue Chip Growth
Shares sold	53,777,391	41,834,063	$ 1,546,167,445	$ 1,768,681,051
Conversion to Class K	(17,667,860)	-	(497,271,491)	-
Reinvestment of distributions	9,381,064	45,780,294	335,422,205	1,982,164,208
Shares redeemed	(84,149,947)	(142,989,488)	(2,387,026,199)	(6,254,650,166)
Net increase (decrease)	(38,659,352)	(55,375,131)	$ (1,002,708,040)	$ (2,503,804,907)

Annual Report

Notes to Financial Statements - continued

10. Share Transactions - continued

	Shares		Dollars
Years ended July 31,	2009 B	2008 A	2009 B	2008 A
Class K
Shares sold	2,762,243	2,392	$ 75,103,611	$ 100,000
Conversion from Blue Chip Growth	17,662,621	-	497,271,492	-
Reinvestment of distributions	62,647	-	1,624,466	-
Shares redeemed	(2,034,629)	-	(54,677,110)	-
Net increase (decrease)	18,452,882	2,392	$ 519,322,459	$ 100,000
Class F
Shares sold	8,183	-	$ 235,350	$ -
Shares redeemed	(10)	-	(294)	-
Net increase (decrease)	8,173	-	$ 235,056	$ -

A Share transactions for Class K are for the period May 9, 2008 (commencement of sale of shares) to July 31, 2008.

B Share transactions for Class F are for the period June 26, 2009 (commencement of sale of shares) to July 31, 2009.

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and Shareholders of Fidelity Blue Chip Growth Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Blue Chip Growth Fund (the Fund), a fund of Fidelity Securities Fund, including the schedule of investments, as of July 31, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2009, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Blue Chip Growth Fund as of July 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods presented in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

September 29, 2009

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for Edward C. Johnson 3d and James C. Curvey, each of the Trustees oversees 220 funds advised by FMR or an affiliate. Mr. Johnson oversees 262 funds advised by FMR or an affiliate. Mr. Curvey oversees 392 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (79)

Year of Election or Appointment: 1984

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (74)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (61)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (55)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (65)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (64)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (65)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (70)

Year of Election or Appointment: 2002

Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (60)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (58)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (65)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (39)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2009-present) and is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Bruce T. Herring (43)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Group Chief Investments Officer of FMR. Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (44)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as a portfolio manager.

Scott C. Goebel (41)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (40)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Vice President and Associate General Counsel of FMR LLC (2005-present), and is an employee of Fidelity Investments.

Holly C. Laurent (55)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (50)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (62)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (47)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian also serves as Chief Financial Officer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments. Previously, Mr. Christian served as Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009) and as Vice President of Business Analysis (2003-2004).

Bryan A. Mehrmann (48)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (41)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

John R. Hebble (51)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Paul M. Murphy (62)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments. Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (50)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions (Unaudited)

A total of 0.61% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates 100% of the dividend distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 100% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2010 of amounts for use in preparing 2009 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Blue Chip Growth Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2009 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. In response to last year's financial crisis, FMR took a number of actions intended to cut costs and improve efficiency without weakening the investment teams or resources. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure and broaden the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) contractually agreeing to reduce the management fee on Fidelity U.S. Bond Index Fund; and (iv) expanding Class A and Class T load waiver categories to increase rollover retention opportunities and create consistent policies across the classes.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for Fidelity Blue Chip Growth (retail class), as well as the fund's relative investment performance for Fidelity Blue Chip Growth (retail class) measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2008, the cumulative total returns of Fidelity Blue Chip Growth (retail class) of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. (Class K of the fund had less than one year of performance as of December 31, 2008, and the fund did not offer Class F as of December 31, 2008.) The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below each chart corresponds to the percentile box and represents the percentage of funds in the peer group whose performance was equal to or lower than that of Fidelity Blue Chip Growth (retail class) of the fund.

Annual Report

Fidelity Blue Chip Growth Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Fidelity Blue Chip Growth (retail class) of the fund was in the second quartile for the one- and three-year periods and the third quartile for the five-year period. The Board also stated that the investment performance of the fund was lower than its benchmark for all the periods shown.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board reviewed the year-to-date performance of Fidelity Blue Chip Growth (retail class) through May 31, 2009 and stated that it exceeded the fund's benchmark.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in 2008, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 11% means that 89% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity Blue Chip Growth Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2008. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Furthermore, the Board considered that shareholders approved a prospective change in the index used to calculate the fund's performance adjustment beginning June 1, 2006. The Board also considered that, because the performance adjustment is based on a rolling 36-month measurement period, during a transition period the fund's performance is compared to a blended index return that reflects the performance of the former index for the portion of the measurement period prior to June 1, 2006 and the performance of the current index for the remainder of the measurement period. The Board noted that the fund's performance adjustments for 2006 through 2008 shown in the chart above reflect the effect of using the blended index return to calculate the fund's performance adjustment.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the total expenses of each class ranked below its competitive median for the period.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board created an Ad Hoc Committee (the "Committee") to analyze economies of scale. The Committee was formed to consider whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Committee, that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's compensation structure for portfolio managers and key personnel, including performance benchmarks used by Fidelity in evaluating incentive compensation for portfolio managers and research analysts; (iv) the structure and process of equity research and actions taken by FMR to improve the quality of research; (v) the selection of and compensation paid by FMR to fund sub-advisers; (vi) Fidelity's fee structures and rationale for recommending different fees among categories of funds; (vii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; (viii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; and (ix) explanations for the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Research & Analysis Company

Fidelity Management & Research
(U.K.) Inc.

Fidelity Investments Japan Limited

FIL Investment Advisors

FIL Investment Advisors (U.K.) Ltd.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.
New York, NY

BCF-K-UANN-0909
1.863112.100

Fidelity®

Blue Chip Value

Fund

Annual Report

July 31, 2009
(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past 6 months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

We've seen a welcome uptick in the global equity markets this spring and summer, as signs of stabilization in some economic indicators have brought many investors back into the marketplace. But there remain other key measures - notably high unemployment and slack consumer spending - that suggest the road back to economic health could still be a bumpy ride. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,
/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2009	Past 1 year	Past 5 years	Life of fund A
Fidelity® Blue Chip Value Fund	-24.89%	-1.28%	0.95%

A From June 17, 2003.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Blue Chip Value Fund on June 17, 2003, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Value Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stocks - battered by the effects of a global credit crisis for most of the year - were aided by early signs of a healing economy during the final months of the year ending July 31, 2009. For roughly half of the 12-month period, equities were in free fall, as a succession of large financial institutions around the world either collapsed or were forced into mergers or government conservatorship, and harried investors relinquished riskier assets in a massive flight to quality. By March, however, as unprecedented government interventions around the world took root, signs of a potential recovery began to emerge: corporate profits, though still weak, began to stabilize and valuations started to return to normal trading ranges. Against this improving backdrop, major equity indexes posted significant gains in March and April, which carried through to the end of the period. For the year overall, the Standard & Poor's 500SM Index declined 19.96%, while the Dow Jones U.S. Total Stock Market IndexSM - the broadest overall gauge of domestic equities - was down 19.95%. Meanwhile, the blue-chip-laden Dow Jones Industrial AverageSM fell 16.62% and the technology-heavy Nasdaq Composite® Index posted a 14.05% loss.

Comments from Charles Hebard, Portfolio Manager of Fidelity® Blue Chip Value Fund: For the year ending July 31, 2009, the fund's shares fell 24.89%, underperforming the Russell 1000® Value Index, which declined 22.94%. Most of the underperformance came early in the period, as I misjudged the severity of the recession. This led to some poor stock picking, particularly in energy and utilities. Underweighting large integrated oil companies - including Exxon Mobil and Chevron - while overweighting exploration/production companies leveraged to natural gas prices was costly when commodity prices collapsed early on. In utilities, the fund had too little exposure to large, defensive regulated utilities and too much exposure to independent power producers, a group hurt by falling natural gas prices and by reduced power demand. Weak picks in financials also hurt, including stakes in Bank of America, Wachovia - which was acquired by Wells Fargo - and State Street, all negatively affected by credit market turmoil. On the positive side, although our financials holdings detracted overall, some timely stock picks there offset much of the loss. Underweighting Citigroup contributed when significant credit losses dragged down the company's shares. Likewise, underweighting Goldman Sachs early in the period and then overweighting it later on boosted returns. Similarly, overweighting JPMorgan Chase paid off. Elsewhere, underweighting General Electric was beneficial, as the stock lagged, while Belgian brewer Anheuser-Busch InBev boosted performance with better-than-expected post-merger earnings. Citigroup and GE were sold before period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2009 to July 31, 2009).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Shareholder Expense Example - continued

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio	Beginning Account Value February 1, 2009	Ending Account Value July 31, 2009	Expenses Paid During Period* February 1, 2009 to July 31, 2009
Actual	.82%	$ 1,000.00	$ 1,274.90	$ 4.63
Hypothetical (5% return per year before expenses)		$ 1,000.00	$ 1,020.73	$ 4.11

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
JPMorgan Chase & Co.	5.0	4.3
Bank of America Corp.	3.7	1.5
Chevron Corp.	3.6	3.7
Wells Fargo & Co.	3.3	3.0
Occidental Petroleum Corp.	3.2	1.8
AT&T, Inc.	2.9	3.6
Pfizer, Inc.	2.8	2.5
Verizon Communications, Inc.	2.2	2.5
Goldman Sachs Group, Inc.	1.9	1.1
Hewlett-Packard Co.	1.7	1.1
	30.3
Top Five Market Sectors as of July 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	24.8	20.6
Energy	18.4	18.1
Health Care	9.9	14.0
Consumer Discretionary	9.6	9.2
Industrials	9.0	8.0
Asset Allocation (% of fund's net assets)
As of July 31, 2009*		As of January 31, 2009**
	Stocks 99.2%		Stocks and Investment Companies 99.4%
	Convertible Securities 0.1%		Convertible Securities 0.1%
	Short-Term Investments and Net Other Assets 0.7%		Short-Term Investments and Net Other Assets 0.5%
* Foreign investments	10.1%	** Foreign investments	12.2%

Annual Report

Investments July 31, 2009

Showing Percentage of Net Assets

Common Stocks - 99.2%
	Shares	Value
CONSUMER DISCRETIONARY - 9.6%
Auto Components - 1.0%
Autoliv, Inc.	12,500	$ 447,625
Johnson Controls, Inc.	82,600	2,137,688
The Goodyear Tire & Rubber Co. (a)	49,000	833,980
		3,419,293
Automobiles - 0.2%
Renault SA (a)	18,300	780,376
Hotels, Restaurants & Leisure - 0.1%
Wyndham Worldwide Corp.	34,600	482,670
Household Durables - 2.9%
Black & Decker Corp.	33,700	1,267,120
Centex Corp.	207,000	2,258,370
KB Home (d)	308,200	5,143,858
Whirlpool Corp.	15,200	867,768
		9,537,116
Media - 2.2%
Cablevision Systems Corp. - NY Group Class A	25,700	526,079
Comcast Corp. Class A (special) (non-vtg.)	168,300	2,354,517
News Corp. Class A	105,800	1,092,914
Time Warner Cable, Inc.	27,867	921,283
Time Warner, Inc.	85,400	2,276,764
		7,171,557
Multiline Retail - 0.1%
Macy's, Inc.	27,200	378,352
Specialty Retail - 3.1%
Advance Auto Parts, Inc.	23,800	1,100,274
Home Depot, Inc.	59,600	1,546,024
Lowe's Companies, Inc.	100,800	2,263,968
Ross Stores, Inc.	37,400	1,648,966
Staples, Inc.	146,600	3,081,532
Williams-Sonoma, Inc.	47,000	660,820
		10,301,584
TOTAL CONSUMER DISCRETIONARY		32,070,948
CONSUMER STAPLES - 5.1%
Beverages - 0.9%
Anheuser-Busch InBev SA NV	31,226	1,242,353
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Beverages - continued
Constellation Brands, Inc. Class A (sub. vtg.) (a)	35,500	$ 484,930
The Coca-Cola Co.	24,900	1,241,016
		2,968,299
Food & Staples Retailing - 1.5%
CVS Caremark Corp.	93,400	3,127,032
Kroger Co.	39,800	850,924
Winn-Dixie Stores, Inc. (a)	71,862	1,018,285
		4,996,241
Food Products - 1.3%
Marine Harvest ASA (a)	653,000	409,992
Nestle SA (Reg.)	54,642	2,248,777
Ralcorp Holdings, Inc. (a)	16,100	1,022,511
Tyson Foods, Inc. Class A	50,300	574,929
		4,256,209
Household Products - 1.0%
Energizer Holdings, Inc. (a)	17,100	1,095,426
Procter & Gamble Co.	42,100	2,336,971
		3,432,397
Tobacco - 0.4%
British American Tobacco PLC sponsored ADR	18,700	1,162,953
TOTAL CONSUMER STAPLES		16,816,099
ENERGY - 18.4%
Energy Equipment & Services - 4.2%
BJ Services Co.	57,200	811,096
ENSCO International, Inc.	32,150	1,218,164
Helmerich & Payne, Inc.	12,300	422,628
Nabors Industries Ltd. (a)	186,832	3,179,881
National Oilwell Varco, Inc. (a)	66,314	2,383,325
Noble Corp.	48,400	1,638,824
Transocean Ltd. (a)	23,900	1,904,591
Weatherford International Ltd. (a)	125,100	2,346,876
		13,905,385
Oil, Gas & Consumable Fuels - 14.2%
Chesapeake Energy Corp.	168,400	3,610,496
Chevron Corp.	174,700	12,136,409
ConocoPhillips	72,882	3,185,672
EOG Resources, Inc.	34,800	2,576,244
Common Stocks - continued
	Shares	Value
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
EXCO Resources, Inc. (a)	29,100	$ 399,834
Exxon Mobil Corp.	65,900	4,638,701
Marathon Oil Corp.	135,900	4,382,775
Occidental Petroleum Corp.	147,800	10,544,052
Petro-Canada	14,100	582,270
Petrohawk Energy Corp. (a)	74,200	1,801,576
Plains Exploration & Production Co. (a)	40,300	1,154,595
Range Resources Corp.	34,300	1,591,863
Valero Energy Corp.	36,300	653,400
		47,257,887
TOTAL ENERGY		61,163,272
FINANCIALS - 24.7%
Capital Markets - 5.0%
Charles Schwab Corp.	40,432	722,520
Franklin Resources, Inc.	16,100	1,427,748
Goldman Sachs Group, Inc.	38,200	6,238,060
KKR Private Equity Investors, LP (a)	92,791	630,979
KKR Private Equity Investors, LP Restricted Depositary Units (a)(e)	7,700	52,360
Morgan Stanley	181,900	5,184,150
State Street Corp.	44,370	2,231,811
		16,487,628
Commercial Banks - 4.4%
PNC Financial Services Group, Inc.	81,872	3,001,428
U.S. Bancorp, Delaware	37,500	765,375
Wells Fargo & Co.	443,937	10,858,699
		14,625,502
Consumer Finance - 0.8%
Capital One Financial Corp.	55,800	1,713,060
Discover Financial Services	84,700	1,006,236
		2,719,296
Diversified Financial Services - 8.8%
Bank of America Corp.	821,982	12,157,114
JPMorgan Chase & Co.	430,752	16,648,562
KKR Financial Holdings LLC	174,800	356,592
		29,162,268
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Insurance - 4.4%
ACE Ltd.	64,080	$ 3,143,765
Allied World Assurance Co. Holdings Ltd.	16,400	712,744
Argo Group International Holdings, Ltd. (a)	14,488	486,797
Assurant, Inc.	13,000	331,760
Everest Re Group Ltd.	37,600	3,016,272
Genworth Financial, Inc. Class A	145,727	1,005,516
Lincoln National Corp.	32,700	692,913
Loews Corp.	16,700	501,334
MetLife, Inc.	48,100	1,632,995
PartnerRe Ltd.	8,500	583,015
The Travelers Companies, Inc.	32,914	1,417,606
Unum Group	36,000	675,720
XL Capital Ltd. Class A	40,300	567,424
		14,767,861
Real Estate Investment Trusts - 0.6%
Alexandria Real Estate Equities, Inc.	16,600	632,626
CBL & Associates Properties, Inc.	32,600	193,644
Duke Realty LP	30,900	293,241
ProLogis Trust	41,900	368,301
SL Green Realty Corp.	21,700	559,426
		2,047,238
Real Estate Management & Development - 0.7%
CB Richard Ellis Group, Inc. Class A (a)	209,500	2,283,550
TOTAL FINANCIALS		82,093,343
HEALTH CARE - 9.9%
Biotechnology - 1.2%
Amgen, Inc. (a)	37,400	2,330,394
Biogen Idec, Inc. (a)	25,400	1,207,770
Cephalon, Inc. (a)	8,000	469,200
		4,007,364
Health Care Equipment & Supplies - 1.9%
Baxter International, Inc.	17,200	969,564
Boston Scientific Corp. (a)	146,400	1,572,336
Covidien PLC	101,685	3,844,710
		6,386,610
Health Care Providers & Services - 0.9%
Brookdale Senior Living, Inc.	69,500	744,345
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Health Care Providers & Services - continued
CIGNA Corp.	48,100	$ 1,366,040
Humana, Inc. (a)	15,600	512,460
Medco Health Solutions, Inc. (a)	10,000	528,600
		3,151,445
Life Sciences Tools & Services - 0.2%
Thermo Fisher Scientific, Inc. (a)	12,100	547,888
Pharmaceuticals - 5.7%
Allergan, Inc.	16,500	881,595
King Pharmaceuticals, Inc. (a)	41,400	375,498
Merck & Co., Inc.	184,700	5,542,847
Pfizer, Inc.	589,600	9,392,328
Sepracor, Inc. (a)	39,880	691,918
Wyeth	41,900	1,950,445
		18,834,631
TOTAL HEALTH CARE		32,927,938
INDUSTRIALS - 9.0%
Aerospace & Defense - 1.8%
Honeywell International, Inc.	127,360	4,419,392
Northrop Grumman Corp.	9,800	436,884
Precision Castparts Corp.	8,400	670,404
United Technologies Corp.	8,100	441,207
		5,967,887
Air Freight & Logistics - 0.1%
United Parcel Service, Inc. Class B	9,000	483,570
Airlines - 0.1%
Delta Air Lines, Inc. (a)	51,500	356,895
Building Products - 1.1%
Masco Corp.	201,900	2,812,467
Owens Corning (a)	47,000	863,860
		3,676,327
Commercial Services & Supplies - 0.4%
Republic Services, Inc.	48,330	1,285,578
Electrical Equipment - 0.4%
Acuity Brands, Inc.	15,300	451,503
Regal-Beloit Corp.	16,300	755,668
		1,207,171
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Industrial Conglomerates - 0.4%
Siemens AG sponsored ADR	5,400	$ 429,192
Textron, Inc.	78,600	1,056,384
		1,485,576
Machinery - 2.2%
Caterpillar, Inc.	21,500	947,290
Cummins, Inc.	54,900	2,361,249
Deere & Co.	28,500	1,246,590
Ingersoll-Rand Co. Ltd.	76,000	2,194,880
Navistar International Corp. (a)	11,400	450,756
		7,200,765
Road & Rail - 2.5%
Con-way, Inc.	22,400	1,020,320
CSX Corp.	64,900	2,603,788
Ryder System, Inc.	26,300	923,919
Union Pacific Corp.	66,900	3,848,088
		8,396,115
TOTAL INDUSTRIALS		30,059,884
INFORMATION TECHNOLOGY - 7.9%
Communications Equipment - 1.0%
Cisco Systems, Inc. (a)	107,400	2,363,874
Juniper Networks, Inc. (a)	33,200	867,516
		3,231,390
Computers & Peripherals - 2.0%
Hewlett-Packard Co.	131,000	5,672,300
NCR Corp. (a)	78,100	1,010,614
		6,682,914
Electronic Equipment & Components - 1.8%
Amphenol Corp. Class A	9,400	313,490
Arrow Electronics, Inc. (a)	51,800	1,334,886
Avnet, Inc. (a)	92,200	2,249,680
Flextronics International Ltd. (a)	144,100	766,612
Tyco Electronics Ltd.	60,085	1,290,025
		5,954,693
Internet Software & Services - 0.5%
eBay, Inc. (a)	71,000	1,508,750
Semiconductors & Semiconductor Equipment - 2.3%
Applied Materials, Inc.	188,800	2,605,440
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
ASML Holding NV (NY Shares)	31,000	$ 806,310
Atmel Corp. (a)	156,200	651,354
KLA-Tencor Corp.	26,500	844,820
Lam Research Corp. (a)	46,200	1,388,772
Maxim Integrated Products, Inc.	23,700	419,964
MEMC Electronic Materials, Inc. (a)	22,100	389,402
Novellus Systems, Inc. (a)	27,800	544,046
ON Semiconductor Corp. (a)	23,100	168,630
		7,818,738
Software - 0.3%
Microsoft Corp.	42,600	1,001,952
TOTAL INFORMATION TECHNOLOGY		26,198,437
MATERIALS - 3.8%
Chemicals - 1.2%
Albemarle Corp.	45,290	1,345,566
Celanese Corp. Class A	33,200	853,240
Dow Chemical Co.	93,500	1,979,395
		4,178,201
Construction Materials - 0.2%
Vulcan Materials Co. (d)	11,800	560,264
Containers & Packaging - 0.7%
Owens-Illinois, Inc. (a)	33,200	1,126,808
Temple-Inland, Inc.	72,900	1,141,614
		2,268,422
Metals & Mining - 1.7%
Agnico-Eagle Mines Ltd. (Canada)	10,300	604,128
ArcelorMittal SA (NY Shares) Class A	32,000	1,153,280
Commercial Metals Co.	25,300	418,462
Freeport-McMoRan Copper & Gold, Inc.	30,800	1,857,240
Newcrest Mining Ltd.	51,725	1,297,729
Steel Dynamics, Inc.	23,100	377,916
		5,708,755
TOTAL MATERIALS		12,715,642
Common Stocks - continued
	Shares	Value
TELECOMMUNICATION SERVICES - 5.7%
Diversified Telecommunication Services - 5.4%
AT&T, Inc.	374,310	$ 9,818,151
Qwest Communications International, Inc.	221,000	853,060
Verizon Communications, Inc.	226,573	7,266,196
		17,937,407
Wireless Telecommunication Services - 0.3%
Sprint Nextel Corp. (a)	277,300	1,109,200
TOTAL TELECOMMUNICATION SERVICES		19,046,607
UTILITIES - 5.1%
Electric Utilities - 2.8%
Allegheny Energy, Inc.	12,600	317,646
American Electric Power Co., Inc.	68,100	2,108,376
E.ON AG	17,732	671,238
Entergy Corp.	23,400	1,879,722
Exelon Corp.	47,900	2,436,194
FirstEnergy Corp.	44,600	1,837,520
		9,250,696
Independent Power Producers & Energy Traders - 0.9%
AES Corp.	76,800	982,272
Constellation Energy Group, Inc.	16,600	476,420
NRG Energy, Inc. (a)	53,000	1,442,130
		2,900,822
Multi-Utilities - 1.4%
CenterPoint Energy, Inc.	82,800	997,740
CMS Energy Corp.	52,800	683,232
PG&E Corp.	31,700	1,279,729
Sempra Energy	34,000	1,782,620
		4,743,321
TOTAL UTILITIES		16,894,839
TOTAL COMMON STOCKS (Cost $365,267,137)		329,987,009
Convertible Preferred Stocks - 0.1%
	Shares	Value
FINANCIALS - 0.1%
Commercial Banks - 0.1%
Huntington Bancshares, Inc. 8.50% (Cost $523,558)	700	$ 508,900
Convertible Bonds - 0.0%
Principal Amount
INDUSTRIALS - 0.0%
Industrial Conglomerates - 0.0%
Textron, Inc. 4.5% 5/1/13 (Cost $110,000)	$ 110,000	136,796
Money Market Funds - 2.1%
	Shares
Fidelity Cash Central Fund, 0.37% (b)	1,729,956	1,729,956
Fidelity Securities Lending Cash Central Fund, 0.22% (b)(c)	5,150,700	5,150,700
TOTAL MONEY MARKET FUNDS (Cost $6,880,656)		6,880,656
TOTAL INVESTMENT PORTFOLIO - 101.4% (Cost $372,781,351)		337,513,361
NET OTHER ASSETS - (1.4)%		(4,748,183)
NET ASSETS - 100%		$ 332,765,178
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $52,360 or 0.0% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 26,549
Fidelity Securities Lending Cash Central Fund	69,125
Total	$ 95,674
Other Information

The following is a summary of the inputs used, as of July 31, 2009, involving the Fund's assets and liabilities carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 32,070,948	$ 32,070,948	$ -	$ -
Consumer Staples	16,816,099	16,816,099	-	-
Energy	61,163,272	61,163,272	-	-
Financials	82,602,243	82,602,243	-	-
Health Care	32,927,938	32,927,938	-	-
Industrials	30,059,884	30,059,884	-	-
Information Technology	26,198,437	26,198,437	-	-
Materials	12,715,642	12,715,642	-	-
Telecommunication Services	19,046,607	19,046,607	-	-
Utilities	16,894,839	16,894,839	-	-
Corporate Bonds	136,796	-	136,796	-
Money Market Funds	6,880,656	6,880,656	-	-
Total Investments in Securities:	$ 337,513,361	$ 337,376,565	$ 136,796	$ -
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	89.9%
Switzerland	3.8%
Ireland	1.8%
Bermuda	1.4%
Others (individually less than 1%)	3.1%
100.0%
Income Tax Information
At July 31, 2009, the fund had a capital loss carryforward of approximately $112,736,963 all of which will expire on July 31, 2017.
The fund intends to elect to defer to its fiscal year ending July 31, 2010 approximately $70,691,099 of losses recognized during the period November 1, 2008 to July 31, 2009.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	July 31, 2009

Assets
Investment in securities, at value (including securities loaned of $5,055,284) - See accompanying schedule: Unaffiliated issuers (cost $365,900,695)	$ 330,632,705
Fidelity Central Funds (cost $6,880,656)	6,880,656
Total Investments (cost $372,781,351)		$ 337,513,361
Receivable for investments sold		1,640,061
Receivable for fund shares sold		401,575
Dividends receivable		395,988
Interest receivable		1,170
Distributions receivable from Fidelity Central Funds		1,678
Prepaid expenses		1,491
Other receivables		78
Total assets		339,955,402

Liabilities
Payable for investments purchased	$ 1,423,078
Payable for fund shares redeemed	183,036
Accrued management fee	131,173
Other affiliated payables	97,988
Other payables and accrued expenses	204,249
Collateral on securities loaned, at value	5,150,700
Total liabilities		7,190,224

Net Assets		$ 332,765,178
Net Assets consist of:
Paid in capital		$ 559,117,627
Undistributed net investment income		3,423,873
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(194,348,240)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(35,428,082)
Net Assets, for 37,173,965 shares outstanding		$ 332,765,178
Net Asset Value, offering price and redemption price per share ($332,765,178 ÷ 37,173,965 shares)		$ 8.95

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended July 31, 2009

Investment Income
Dividends		$ 8,498,568
Interest		1,187
Income from Fidelity Central Funds		95,674
Total income		8,595,429

Expenses
Management fee Basic fee	$ 1,836,846
Performance adjustment	(637,213)
Transfer agent fees	1,025,562
Accounting and security lending fees	128,193
Custodian fees and expenses	22,423
Independent trustees' compensation	2,229
Registration fees	24,345
Audit	55,456
Legal	2,419
Interest	1,375
Miscellaneous	49,376
Total expenses before reductions	2,511,011
Expense reductions	(1,775)	2,509,236
Net investment income (loss)		6,086,193
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(145,149,804)
Investment not meeting investment restrictions	(2,115)
Foreign currency transactions	22,289
Payment from investment advisor for loss on investment not meeting investment restrictions	2,115
Total net realized gain (loss)		(145,127,515)
Change in net unrealized appreciation (depreciation) on: Investment securities	11,009,097
Assets and liabilities in foreign currencies	(3,731)
Total change in net unrealized appreciation (depreciation)		11,005,366
Net gain (loss)		(134,122,149)
Net increase (decrease) in net assets resulting from operations		$ (128,035,956)
See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended July 31, 2009	Year ended July 31, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 6,086,193	$ 9,441,294
Net realized gain (loss)	(145,127,515)	(41,156,524)
Change in net unrealized appreciation (depreciation)	11,005,366	(78,658,033)
Net increase (decrease) in net assets resulting from operations	(128,035,956)	(110,373,263)
Distributions to shareholders from net investment income	(7,269,944)	(7,478,440)
Distributions to shareholders from net realized gain	(412,628)	(31,750,791)
Total distributions	(7,682,572)	(39,229,231)
Share transactions Proceeds from sales of shares	80,005,344	228,027,796
Reinvestment of distributions	7,439,489	37,874,831
Cost of shares redeemed	(136,690,953)	(329,921,789)
Net increase (decrease) in net assets resulting from share transactions	(49,246,120)	(64,019,162)
Total increase (decrease) in net assets	(184,964,648)	(213,621,656)

Net Assets
Beginning of period	517,729,826	731,351,482
End of period (including undistributed net investment income of $3,423,873 and undistributed net investment income of $5,379,168, respectively)	$ 332,765,178	$ 517,729,826
Other Information Shares
Sold	9,742,336	15,903,414
Issued in reinvestment of distributions	760,861	2,583,422
Redeemed	(15,943,607)	(23,187,845)
Net increase (decrease)	(5,440,410)	(4,701,009)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended July 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 12.15	$ 15.46	$ 13.95	$ 13.21	$ 11.24
Income from Investment Operations
Net investment income (loss) B	.16	.21	.19	.10	.11
Net realized and unrealized gain (loss)	(3.17)	(2.68)	2.05	.95	2.03
Total from investment operations	(3.01)	(2.47)	2.24	1.05	2.14
Distributions from net investment income	(.18)	(.16)	(.13)	(.08)	(.09)
Distributions from net realized gain	(.01)	(.68)	(.60)	(.23)	(.08)
Total distributions	(.19)	(.84)	(.73)	(.31)	(.17)
Net asset value, end of period	$ 8.95	$ 12.15	$ 15.46	$ 13.95	$ 13.21
Total Return A	(24.89)%	(16.86)%	16.60%	8.05%	19.20%
Ratios to Average Net Assets C, E
Expenses before reductions	.77%	.92%	.87%	.94%	.97%
Expenses net of fee waivers, if any	.77%	.92%	.87%	.94%	.97%
Expenses net of all reductions	.77%	.91%	.87%	.93%	.93%
Net investment income (loss)	1.87%	1.46%	1.25%	.76%	.85%
Supplemental Data
Net assets, end of period (000 omitted)	$ 332,765	$ 517,730	$ 731,351	$ 272,702	$ 182,071
Portfolio turnover rate D	69%	61%	92%	74%	81%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2009

1. Organization.

Fidelity Blue Chip Value Fund (the Fund) is a fund of Fidelity Securities Fund (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after period end through the date that the financial statements were issued, September 21, 2009, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are classified into three levels. Level 1 includes readily available unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes observable inputs other than quoted prices included in Level 1 that are observable either directly or indirectly.

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

Level 3 includes unobservable inputs when market prices are not readily available or reliable. Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy. The aggregate value by input level, as of July 31, 2009, for the Fund's investments, is included at the end of the Fund's Schedule of Investments. Valuation techniques of the Fund's major categories of assets and liabilities as presented in the Schedule of Investments are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, are valued based on quotations received from dealers who make markets in such securities or by independent pricing services. For corporate bonds, pricing services generally utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Foreign Currency - continued

currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There are no unrecognized tax benefits in the accompanying financial statements. A Fund's federal tax return is subject to examination by the

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, capital loss carryforwards, losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 30,162,810
Unrealized depreciation	(76,511,066)
Net unrealized appreciation (depreciation)	$ (46,348,256)

Undistributed ordinary income	$ 3,423,873
Capital loss carryforward	$ (112,736,963)

Cost for federal income tax purposes	$ 383,861,617

The tax character of distributions paid was as follows:

	July 31, 2009	July 31, 2008
Ordinary Income	$ 7,269,944	$ 19,140,744
Long-term Capital Gains	412,628	20,088,487
Total	$ 7,682,572	$ 39,229,231

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $231,641,817 and $280,795,335, respectively.

The Fund realized a loss on the sale of an investment not meeting the investment restrictions of the Fund. The loss was fully reimbursed by the Fund's investment advisor.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the Fund's relative investment performance as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .37% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .31% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $13,748 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program - continued

to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 5,667,000	2.18%	$ 1,375

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,490 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $69,125.

Annual Report

Notes to Financial Statements - continued

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $1,364 for the period. In addition, through arrangements with the Fund's transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's transfer agent expenses by $411.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and the Shareholders of Fidelity Blue Chip Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Blue Chip Value Fund (a fund of Fidelity Securities Fund) at July 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Blue Chip Value Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 21, 2009

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for Edward C. Johnson 3d and James C. Curvey, each of the Trustees oversees 220 funds advised by FMR or an affiliate. Mr. Johnson oversees 262 funds advised by FMR or an affiliate. Mr. Curvey oversees 392 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (79)

Year of Election or Appointment: 1984

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (74)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-
present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (61)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (55)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (65)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (64)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-
present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (65)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-
present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (70)

Year of Election or Appointment: 2002

Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-
2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (60)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (58)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-
present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-
present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (65)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (39)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2009-present) and is an employee of Fidelity Investments (2004-
present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Bruce T. Herring (43)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Group Chief Investments Officer of FMR. Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (44)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-
present). Previously, Mr. Hogan served as a portfolio manager.

Scott C. Goebel (41)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-
present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (40)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Vice President and Associate General Counsel of FMR LLC (2005-present), and is an employee of Fidelity Investments.

Holly C. Laurent (55)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (50)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (62)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-
present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc.
(2005-present).

Jeffrey S. Christian (47)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian also serves as Chief Financial Officer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments. Previously, Mr. Christian served as Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009) and as Vice President of Business Analysis (2003-2004).

Bryan A. Mehrmann (48)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (41)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

John R. Hebble (51)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Paul M. Murphy (62)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments. Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (50)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions (Unaudited)

The fund designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2010 of amounts for use in preparing 2009 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Blue Chip Value Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2009 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. In response to last year's financial crisis, FMR took a number of actions intended to cut costs and improve efficiency without weakening the investment teams or resources. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure and broaden the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) contractually agreeing to reduce the management fee on Fidelity U.S. Bond Index Fund; and (iv) expanding Class A and Class T load waiver categories to increase rollover retention opportunities and create consistent policies across the classes.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance, as well as the fund's relative investment performance measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2008, the fund's cumulative total returns, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below each chart corresponds to the percentile box and represents the percentage of funds in the peer group whose performance was equal to or lower than that of the fund.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Blue Chip Value Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of the fund was in the fourth quartile for all the periods shown. The Board also stated that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board discussed with FMR actions that have been taken by FMR to improve the fund's disappointing performance relative to its peer group and benchmark. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board reviewed the year-to-date performance of the fund through May 31, 2009 and stated that it exceeded the fund's benchmark.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in 2008, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 11% means that 89% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Blue Chip Value Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2008. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of the fund's total expenses, the Board considered the fund's management fee as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered current and historical total expenses of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the fund's total expenses ranked below its competitive median for 2008.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Annual Report

Based on its review, the Board concluded that the fund's total expenses were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

In February 2009, the Board created an Ad Hoc Committee (the "Committee") to analyze economies of scale. The Committee was formed to consider whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Committee, that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's compensation structure for portfolio managers and key personnel, including performance benchmarks used by Fidelity in evaluating incentive compensation for portfolio managers and research analysts; (iv) the structure and process of equity research and actions taken by FMR to improve the quality of research; (v) the selection of and compensation paid by FMR to fund sub-advisers; (vi) Fidelity's fee structures and rationale for recommending different fees among categories of funds; (vii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; (viii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; and (ix) explanations for the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

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Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

For mutual fund and brokerage trading.

For quotes.*

For account balances and holdings.

To review orders and mutual
fund activity.

To change your PIN.

To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

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Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
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15445 N. Scottsdale Road
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Maine

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Maryland

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Burlington, MA

238 Main Street
Cambridge, MA

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Annual Report

405 Cochituate Road
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551 Boston Turnpike
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Michigan

500 E. Eisenhower Pkwy.
Ann Arbor, MI

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Missouri

1524 South Lindbergh Blvd.
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Nevada

2225 Village Walk Drive
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New Jersey

501 Route 73 South
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396 Route 17, North
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3518 Route 1 North
Princeton, NJ

530 Broad Street
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New Mexico

2261 Q Street NE
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New York

1130 Franklin Avenue
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2070 Broadway
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North Carolina

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Ohio

3805 Edwards Road
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Pennsylvania

600 West DeKalb Pike
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12532 Memorial Drive
Houston, TX

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Houston, TX

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Irving, TX

6005 West Park Boulevard
Plano, TX

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Utah

279 West South Temple
Salt Lake City, UT

Virginia

1861 International Drive
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Washington

10500 NE 8th Street
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1518 6th Avenue
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Washington, DC

1900 K Street, N.W.
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Wisconsin

16020 West Bluemound Road
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Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

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Making Changes
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(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

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Buying shares

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Covington, KY 41015

General Correspondence

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P.O. Box 500
Merrimack, NH 03054-0500

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For Retirement
Accounts

Buying shares

Fidelity Investments
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Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
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Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

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The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

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Telephone (FAST®) 1-800-544-5555

Automated line for quickest service

BCV-UANN-0909
1.789709.106

Fidelity®

Dividend Growth

Fund

Annual Report

July 31, 2009
(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

We've seen a welcome uptick in the global equity markets this spring and summer, as signs of stabilization in some economic indicators have brought many investors back into the marketplace. But there remain other key measures - notably high unemployment and slack consumer spending - that suggest the road back to economic health could still be a bumpy ride. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,
/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2009	Past 1 year	Past 5 years	Past 10 years
Dividend Growth	-15.33%	-0.93%	-0.11%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Dividend Growth, a class of the fund, on July 31, 1999. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500SM Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stocks - battered by the effects of a global credit crisis for most of the year - were aided by early signs of a healing economy during the final months of the year ending July 31, 2009. For roughly half of the 12-month period, equities were in free fall, as a succession of large financial institutions around the world either collapsed or were forced into mergers or government conservatorship, and harried investors relinquished riskier assets in a massive flight to quality. By March, however, as unprecedented government interventions around the world took root, signs of a potential recovery began to emerge: corporate profits, though still weak, began to stabilize and valuations started to return to normal trading ranges. Against this improving backdrop, major equity indexes posted significant gains in March and April, which carried through to the end of the period. For the year overall, the Standard & Poor's 500SM Index declined 19.96%, while the Dow Jones U.S. Total Stock Market IndexSM - the broadest overall gauge of domestic equities - was down 19.95%. Meanwhile, the blue-chip-laden Dow Jones Industrial AverageSM fell 16.62% and the technology-heavy Nasdaq Composite® Index posted a 14.05% loss.

Comments from Lawrence Rakers, Portfolio Manager of Fidelity® Dividend Growth Fund: During the past year, the fund's Retail Class shares returned -15.33%, handily beating the S&P 500®. Versus the index, solid stock selection in materials and industrials aided performance. Also helping were rewarding stock picks and an overweighting in information technology, as well as an overweighting in consumer discretionary. Stock selection in diversified financials provided a further boost, although unfavorable positioning elsewhere within the financials sector cancelled out that benefit. A lighter-than-index exposure to General Electric proved rewarding, as the company's finance unit continued to be a drag on earnings. Other timely underweightings included commercial bank Citigroup and energy services provider Schlumberger. GE and Citigroup were not held at period end. Two out-of-index positions - natural gas producer Petrohawk Energy and Belgian brewer Anheuser-Busch InBev - further aided performance. Conversely, stock selection in energy and utilities detracted a bit. Not owning integrated energy heavyweight Exxon Mobil, a major index component, hurt our results - mainly in the fourth quarter of 2008, when the stock benefited from a flight to quality. Other detractors included Chesapeake Energy, a natural gas producer, insurer AIG (American International Group) and banking company Wachovia, which was acquired during the period.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2009 to July 31, 2009).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Shareholder Expense Example - continued

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio	Beginning Account Value February 1, 2009	Ending Account Value July 31, 2009	Expenses Paid During Period* February 1, 2009 to July 31, 2009
Dividend Growth	.76%
Actual		$ 1,000.00	$ 1,391.80	$ 4.51
HypotheticalA		$ 1,000.00	$ 1,021.03	$ 3.81
Class K	.50%
Actual		$ 1,000.00	$ 1,392.40	$ 2.97
HypotheticalA		$ 1,000.00	$ 1,022.32	$ 2.51

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Wells Fargo & Co.	2.2	1.6
Bank of America Corp.	2.2	0.7
JPMorgan Chase & Co.	1.9	1.6
Cisco Systems, Inc.	1.6	1.6
Pfizer, Inc.	1.6	1.0
National Oilwell Varco, Inc.	1.3	1.8
Hewlett-Packard Co.	1.2	1.0
PNC Financial Services Group, Inc.	1.0	0.4
Microsoft Corp.	1.0	0.0
Petrohawk Energy Corp.	1.0	1.4
	15.0
Top Five Market Sectors as of July 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	18.0	17.9
Financials	16.4	15.3
Health Care	12.3	13.5
Energy	11.9	12.4
Consumer Discretionary	11.2	11.3
Asset Allocation (% of fund's net assets)
As of July 31, 2009*		As of January 31, 2009**
	Stocks and Investment Companies 98.2%		Stocks and Investment Companies 97.7%
	Bonds 0.2%		Bonds 0.2%
	Convertible Securities 1.2%		Convertible Securities 1.5%
	Short-Term Investments and Net Other Assets 0.4%		Short-Term Investments and Net OtherAssets 0.6%
* Foreign investments	12.0%	** Foreign investments	11.2%

Annual Report

Investments July 31, 2009

Showing Percentage of Net Assets

Common Stocks - 97.7%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 11.1%
Auto Components - 1.0%
Autoliv, Inc.	218,200	$ 7,814
BorgWarner, Inc.	174,800	5,802
Federal-Mogul Corp. Class A (a)	839,205	11,858
Johnson Controls, Inc.	902,200	23,349
Magna International, Inc. Class A (sub. vtg.)	43,900	2,221
The Goodyear Tire & Rubber Co. (a)	1,020,900	17,376
		68,420
Automobiles - 0.1%
Thor Industries, Inc.	168,000	4,017
Winnebago Industries, Inc.	311,154	3,273
		7,290
Diversified Consumer Services - 0.6%
Hillenbrand, Inc.	402,300	7,290
Princeton Review, Inc. (a)	435,960	2,363
Regis Corp.	550,870	7,525
Service Corp. International	1,072,000	6,775
Stewart Enterprises, Inc. Class A	2,784,932	13,618
		37,571
Hotels, Restaurants & Leisure - 1.9%
Brinker International, Inc.	772,100	12,848
Burger King Holdings, Inc.	344,100	5,857
Cracker Barrel Old Country Store, Inc.	28,000	808
DineEquity, Inc. (e)	635,100	15,693
Las Vegas Sands Corp. unit	98,351	15,527
Red Robin Gourmet Burgers, Inc. (a)	152,200	2,849
Sonic Corp. (a)	1,097,100	12,101
Starwood Hotels & Resorts Worldwide, Inc.	919,400	21,707
Vail Resorts, Inc. (a)	216,963	6,207
WMS Industries, Inc. (a)	270,300	9,774
Wyndham Worldwide Corp.	2,108,015	29,407
		132,778
Household Durables - 1.4%
Black & Decker Corp.	225,400	8,475
Centex Corp.	200,700	2,190
Dorel Industries, Inc. Class B (sub. vtg.)	175,200	4,066
Funai Electric Co. Ltd.	28,000	1,169
Hooker Furniture Corp.	360,242	4,946
Mohawk Industries, Inc. (a)	396,900	20,472
Newell Rubbermaid, Inc.	760,200	9,784
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Household Durables - continued
Pulte Homes, Inc.	860,500	$ 9,784
Stanley Furniture Co., Inc.	228,560	2,514
The Stanley Works	158,100	6,348
Whirlpool Corp.	417,500	23,835
		93,583
Internet & Catalog Retail - 0.0%
Liberty Media Corp. Interactive Series A (a)	480,400	3,199
Leisure Equipment & Products - 0.1%
Hasbro, Inc.	264,200	7,001
Media - 2.6%
Cablevision Systems Corp. - NY Group Class A	581,500	11,903
CC Media Holdings, Inc. Class A (a)	1,200,000	1,200
Comcast Corp.:
Class A	373,870	5,556
Class A (special) (non-vtg.)	2,008,900	28,105
DISH Network Corp. Class A (a)	1,018,573	17,265
Informa PLC	1,626,762	6,516
Lamar Advertising Co. Class A (a)(e)	358,170	7,536
Liberty Media Corp. Entertainment Series A (a)	982,468	27,480
McGraw-Hill Companies, Inc.	20,000	627
The DIRECTV Group, Inc. (a)	472,400	12,235
The Walt Disney Co.	761,667	19,133
Time Warner Cable, Inc.	826,326	27,318
Viacom, Inc. Class B (non-vtg.) (a)	395,600	9,162
		174,036
Multiline Retail - 0.4%
Macy's, Inc.	12,000	167
Target Corp.	579,664	25,285
		25,452
Specialty Retail - 2.9%
Advance Auto Parts, Inc.	545,600	25,223
Asbury Automotive Group, Inc.	432,400	6,049
Best Buy Co., Inc.	272,200	10,172
Big 5 Sporting Goods Corp.	368,300	4,788
Carphone Warehouse Group PLC	761,031	2,282
Collective Brands, Inc. (a)	678,429	10,801
Gymboree Corp. (a)	159,100	6,329
Home Depot, Inc.	638,968	16,575
Lowe's Companies, Inc.	1,872,900	42,065
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
Lumber Liquidators, Inc. (a)(e)	560,297	$ 9,200
OfficeMax, Inc.	844,706	7,864
Sally Beauty Holdings, Inc. (a)	1,437,900	10,037
Staples, Inc.	1,202,182	25,270
The Children's Place Retail Stores, Inc. (a)	800	26
The Men's Wearhouse, Inc.	132,300	2,859
Tween Brands, Inc. (a)(f)	2,009,197	14,547
Zale Corp. (a)	284,003	1,681
		195,768
Textiles, Apparel & Luxury Goods - 0.1%
American Apparel, Inc. (a)	1,680,900	6,455
VF Corp.	40,000	2,588
		9,043
TOTAL CONSUMER DISCRETIONARY		754,141
CONSUMER STAPLES - 8.3%
Beverages - 1.6%
Anheuser-Busch InBev SA NV	779,960	31,031
Carlsberg AS Series B	20,058	1,392
Coca-Cola Enterprises, Inc.	800,752	15,046
The Coca-Cola Co.	1,145,700	57,102
		104,571
Food & Staples Retailing - 2.0%
Costco Wholesale Corp.	344,400	17,048
CVS Caremark Corp.	1,318,200	44,133
Kroger Co.	582,400	12,452
Pricesmart, Inc.	204,100	3,329
Wal-Mart Stores, Inc.	745,800	37,201
Winn-Dixie Stores, Inc. (a)	1,667,696	23,631
		137,794
Food Products - 2.5%
Bunge Ltd.	44,000	3,079
Cermaq ASA (a)	975,700	6,922
Corn Products International, Inc.	451,198	12,634
Danone	131,576	7,060
Global Bio-Chem Technology Group Co. Ltd.	32,396,000	6,312
Kellogg Co.	148,128	7,036
Leroy Seafood Group ASA	861,500	14,330
Common Stocks - continued
	Shares	Value (000s)
CONSUMER STAPLES - continued
Food Products - continued
Marine Harvest ASA (a)(e)	66,789,000	$ 41,934
Nestle SA (Reg.)	402,968	16,584
Ralcorp Holdings, Inc. (a)	124,100	7,882
Smithfield Foods, Inc. (a)(e)	992,100	13,443
Tyson Foods, Inc. Class A	2,568,300	29,356
Unilever NV (Certificaten Van Aandelen)	180,000	4,918
		171,490
Household Products - 1.1%
Clorox Co.	56,500	3,447
Energizer Holdings, Inc. (a)	255,587	16,373
Kimberly-Clark Corp.	393,001	22,971
Procter & Gamble Co.	500,351	27,774
		70,565
Personal Products - 0.3%
Avon Products, Inc.	407,033	13,180
Hengan International Group Co. Ltd.	520,000	3,026
Mead Johnson Nutrition Co. Class A	176,100	6,412
		22,618
Tobacco - 0.8%
Lorillard, Inc.	186,500	13,749
Philip Morris International, Inc.	882,400	41,120
		54,869
TOTAL CONSUMER STAPLES		561,907
ENERGY - 11.6%
Energy Equipment & Services - 4.5%
Diamond Offshore Drilling, Inc. (e)	100,300	9,014
Global Industries Ltd. (a)	2,936,002	20,053
Halliburton Co.	762,400	16,841
Helix Energy Solutions Group, Inc. (a)	682,500	7,159
Nabors Industries Ltd. (a)	562,382	9,572
National Oilwell Varco, Inc. (a)	2,391,100	85,936
Noble Corp.	959,734	32,497
Parker Drilling Co. (a)	877,300	4,053
Patterson-UTI Energy, Inc.	164,200	2,268
Pride International, Inc. (a)	406,327	10,187
Schlumberger Ltd.	156,000	8,346
Smith International, Inc.	887,400	22,300
Common Stocks - continued
	Shares	Value (000s)
ENERGY - continued
Energy Equipment & Services - continued
Tidewater, Inc.	396,200	$ 17,829
Union Drilling, Inc. (a)	392,150	2,804
Weatherford International Ltd. (a)	2,903,900	54,477
		303,336
Oil, Gas & Consumable Fuels - 7.1%
Arch Coal, Inc.	501,600	8,733
Atlas America, Inc.	80,000	1,609
Berry Petroleum Co. Class A	686,700	16,289
Boardwalk Pipeline Partners, LP	200,475	4,817
Brigham Exploration Co. (a)	1,920,300	9,371
Cabot Oil & Gas Corp.	305,406	10,729
Chesapeake Energy Corp.	2,101,700	45,060
Cimarex Energy Co.	184,200	6,591
Concho Resources, Inc. (a)	257,665	7,910
Denbury Resources, Inc. (a)	846,890	14,058
El Paso Corp.	999,000	10,050
EXCO Resources, Inc. (a)	1,798,100	24,706
Foundation Coal Holdings, Inc.	617,599	22,190
Frontier Oil Corp.	524,900	7,296
Hess Corp.	417,300	23,035
Holly Corp.	328,100	6,979
Keyera Facilities Income Fund	216,100	3,819
Marathon Oil Corp.	123,900	3,996
Niko Resources Ltd.	48,000	3,382
Occidental Petroleum Corp.	256,200	18,277
OPTI Canada, Inc. (a)(e)	5,365,900	7,820
OPTI Canada, Inc. (a)(g)	4,564,800	6,652
Peabody Energy Corp.	171,100	5,665
Penn Virginia Corp.	320,900	6,164
Petro-Canada	740,000	30,559
Petrohawk Energy Corp. (a)	2,714,838	65,916
Plains Exploration & Production Co. (a)	1,291,068	36,989
Quicksilver Resources, Inc. (a)	25,600	293
Range Resources Corp.	587,900	27,284
Rosetta Resources, Inc. (a)	784,852	8,139
Southwestern Energy Co. (a)	631,637	26,169
Common Stocks - continued
	Shares	Value (000s)
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Sunoco, Inc.	203,698	$ 5,029
Venoco, Inc. (a)	960,819	8,494
		484,070
TOTAL ENERGY		787,406
FINANCIALS - 16.2%
Capital Markets - 2.5%
AllianceBernstein Holding LP	220,100	4,543
Bank Sarasin & Co. Ltd.:
rights 9/15/09 (a)	197,868	181
Series B (Reg.)	197,868	6,453
Deutsche Bank AG (NY Shares)	88,000	5,711
Fortress Investment Group LLC (e)	1,637,300	6,533
Goldman Sachs Group, Inc.	388,398	63,425
Janus Capital Group, Inc.	599,300	8,186
Morgan Stanley	1,511,944	43,090
Nomura Holdings, Inc. sponsored ADR (e)	400,100	3,525
State Street Corp.	382,300	19,230
The Blackstone Group LP	525,000	5,912
		166,789
Commercial Banks - 4.5%
Associated Banc-Corp.	612,300	6,637
CapitalSource, Inc.	5,560,045	25,799
Huntington Bancshares, Inc.	1,684,500	6,890
KeyCorp	556,800	3,218
Mitsubishi UFJ Financial Group, Inc.	1,251,200	7,643
PNC Financial Services Group, Inc.	1,898,794	69,610
Sumitomo Mitsui Financial Group, Inc.	231,700	9,918
SunTrust Banks, Inc.	203,100	3,960
U.S. Bancorp, Delaware	950,100	19,392
Wells Fargo & Co.	6,217,641	152,082
		305,149
Consumer Finance - 0.6%
Capital One Financial Corp.	817,300	25,091
Discover Financial Services	1,107,332	13,155
ORIX Corp.	48,860	3,093
		41,339
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Diversified Financial Services - 4.8%
Bank of America Corp.	9,963,527	$ 147,361
JPMorgan Chase & Co.	3,312,300	128,020
PHH Corp. (a)	36,000	660
PICO Holdings, Inc. (a)	1,607,700	48,762
Ricoh Leasing Co. Ltd.	96,100	1,912
		326,715
Insurance - 2.3%
ACE Ltd.	238,700	11,711
Arthur J. Gallagher & Co.	160,100	3,666
Assurant, Inc.	193,871	4,948
Assured Guaranty Ltd.	280,200	3,914
Endurance Specialty Holdings Ltd.	140,400	4,685
Everest Re Group Ltd.	141,300	11,335
Genworth Financial, Inc. Class A	1,701,300	11,739
Lincoln National Corp.	784,500	16,624
Loews Corp.	183,900	5,521
Maiden Holdings Ltd. (g)	764,342	5,817
MBIA, Inc. (a)(e)	1,300,900	5,451
MetLife, Inc.	399,976	13,579
Montpelier Re Holdings Ltd.	453,900	7,117
Platinum Underwriters Holdings Ltd.	184,700	6,234
Protective Life Corp.	539,000	8,058
Prudential Financial, Inc.	123,300	5,458
The Travelers Companies, Inc.	414,140	17,837
Validus Holdings Ltd.	156,200	3,546
XL Capital Ltd. Class A	668,555	9,413
		156,653
Real Estate Investment Trusts - 0.6%
Brandywine Realty Trust (SBI)	199,700	1,634
CBL & Associates Properties, Inc.	633,200	3,761
Developers Diversified Realty Corp.	273,677	1,535
Duke Realty LP	298,000	2,828
Kite Realty Group Trust	80,100	256
ProLogis Trust	1,332,900	11,716
SL Green Realty Corp.	321,200	8,281
U-Store-It Trust	32,001	155
Unibail-Rodamco (e)	8,800	1,538
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Real Estate Investment Trusts - continued
Ventas, Inc.	70,000	$ 2,471
Vornado Realty Trust	134,025	6,838
		41,013
Real Estate Management & Development - 0.9%
CB Richard Ellis Group, Inc. Class A (a)	4,349,000	47,404
Forestar Group, Inc. (a)	153,200	1,995
Jones Lang LaSalle, Inc.	294,500	11,179
Unite Group PLC	883,582	1,860
		62,438
TOTAL FINANCIALS		1,100,096
HEALTH CARE - 12.2%
Biotechnology - 2.8%
Actelion Ltd. (Reg.) (a)	15,970	881
Alexion Pharmaceuticals, Inc. (a)	126,500	5,572
Amgen, Inc. (a)	717,700	44,720
Biogen Idec, Inc. (a)	162,400	7,722
Cephalon, Inc. (a)	262,000	15,366
Dendreon Corp. (a)(e)	280,800	6,798
DUSA Pharmaceuticals, Inc. (a)(e)(f)	1,363,953	1,459
Genzyme Corp. (a)	246,545	12,793
Gilead Sciences, Inc. (a)	435,413	21,305
Human Genome Sciences, Inc. (a)	717,900	10,266
Idenix Pharmaceuticals, Inc. (a)	24,000	91
ImmunoGen, Inc. (a)	47,800	415
Maxygen, Inc. (a)	80,000	639
Micromet, Inc. (a)	437,800	2,815
Theravance, Inc. (a)	1,753,861	26,483
United Therapeutics Corp. (a)	124,000	11,485
Vertex Pharmaceuticals, Inc. (a)	628,329	22,626
		191,436
Health Care Equipment & Supplies - 1.8%
C.R. Bard, Inc.	233,950	17,212
Cooper Companies, Inc.	119,900	3,290
Covidien PLC	996,300	37,670
DENTSPLY International, Inc.	241,300	8,047
ev3, Inc. (a)	116,036	1,424
Integra LifeSciences Holdings Corp. (a)	438,300	13,877
Inverness Medical Innovations, Inc. (a)	266,400	8,964
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Health Care Equipment & Supplies - continued
Kinetic Concepts, Inc. (a)	244,500	$ 7,731
Orthofix International NV (a)	238,913	6,656
Sonova Holding AG	169,201	14,923
William Demant Holding AS (a)	24,300	1,446
		121,240
Health Care Providers & Services - 2.6%
Aetna, Inc.	144,000	3,884
Brookdale Senior Living, Inc.	1,227,700	13,149
CIGNA Corp.	1,442,400	40,964
Express Scripts, Inc. (a)	317,500	22,238
Fresenius Medical Care AG & Co. KGaA	140,271	6,441
Genoptix, Inc. (a)	146,600	4,590
Health Net, Inc. (a)	251,483	3,403
Henry Schein, Inc. (a)	44,000	2,261
Humana, Inc. (a)	244,200	8,022
McKesson Corp.	171,300	8,762
Medco Health Solutions, Inc. (a)	455,300	24,067
Triple-S Management Corp. (a)	607,210	10,377
UnitedHealth Group, Inc.	593,300	16,648
Universal Health Services, Inc. Class B	265,800	14,781
		179,587
Life Sciences Tools & Services - 0.3%
Bruker BioSciences Corp. (a)	626,819	6,306
Clinical Data, Inc. (a)(e)	140,044	2,074
Life Technologies Corp. (a)	210,500	9,584
Thermo Fisher Scientific, Inc. (a)	87,500	3,962
		21,926
Pharmaceuticals - 4.7%
Abbott Laboratories	284,200	12,786
Allergan, Inc.	400,200	21,383
Cadence Pharmaceuticals, Inc. (a)	651,721	7,886
King Pharmaceuticals, Inc. (a)	178,900	1,623
Merck & Co., Inc.	1,818,105	54,561
Novo Nordisk AS Series B	130,981	7,709
Pfizer, Inc.	6,716,925	107,001
Sanofi-Aventis	168,051	10,995
Schering-Plough Corp.	989,600	26,234
Teva Pharmaceutical Industries Ltd. sponsored ADR	280,000	14,935
ViroPharma, Inc. (a)	440,500	3,246
Vivus, Inc. (a)	1,141,849	8,461
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Pharmaceuticals - continued
Wyeth	820,560	$ 38,197
XenoPort, Inc. (a)	224,700	4,564
		319,581
TOTAL HEALTH CARE		833,770
INDUSTRIALS - 9.9%
Aerospace & Defense - 1.4%
Alliant Techsystems, Inc. (a)	72,100	5,676
Honeywell International, Inc.	728,000	25,262
Lockheed Martin Corp.	114,000	8,523
Northrop Grumman Corp.	216,200	9,638
Orbital Sciences Corp. (a)	561,900	7,608
United Technologies Corp.	757,300	41,250
		97,957
Air Freight & Logistics - 0.1%
FedEx Corp.	69,500	4,715
Airlines - 0.4%
Delta Air Lines, Inc. (a)	3,841,075	26,619
Building Products - 0.4%
Masco Corp.	1,305,200	18,181
Owens Corning (a)	664,325	12,210
		30,391
Commercial Services & Supplies - 0.9%
ACCO Brands Corp. (a)	56,232	246
Clean Harbors, Inc. (a)	196,090	10,230
Consolidated Graphics, Inc. (a)	104,500	1,912
EnergySolutions, Inc.	245,288	2,112
GeoEye, Inc. (a)	735,162	18,232
R.R. Donnelley & Sons Co.	1,362,600	18,940
Republic Services, Inc.	378,595	10,071
		61,743
Construction & Engineering - 0.7%
Chicago Bridge & Iron Co. NV (NY Shares)	880,200	12,279
Great Lakes Dredge & Dock Corp. (f)	3,074,870	17,803
MYR Group, Inc. (a)	316,357	5,701
Tutor Perini Corp. (a)	320,300	5,910
URS Corp. (a)	145,500	7,362
		49,055
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Electrical Equipment - 1.1%
AMETEK, Inc.	202,455	$ 6,551
Cooper Industries Ltd. Class A	1,013,651	33,400
First Solar, Inc. (a)	44,400	6,855
Renewable Energy Corp. AS (a)(e)	1,821,703	14,459
Roper Industries, Inc.	76,100	3,639
Sunpower Corp.:
Class A (a)(e)	204,100	6,572
Class B (a)	262,100	7,155
		78,631
Industrial Conglomerates - 1.2%
Carlisle Companies, Inc.	24,000	752
Koninklijke Philips Electronics NV	318,200	7,244
McDermott International, Inc. (a)	1,060,478	20,722
Rheinmetall AG	165,100	8,038
Siemens AG sponsored ADR	185,600	14,751
Textron, Inc.	2,062,132	27,715
		79,222
Machinery - 1.5%
Briggs & Stratton Corp.	448,432	7,700
Columbus McKinnon Corp. (NY Shares) (a)	56,000	810
Cummins, Inc.	660,500	28,408
Danaher Corp.	207,500	12,707
Ingersoll-Rand Co. Ltd.	401,700	11,601
JTEKT Corp.	525,600	5,950
Navistar International Corp. (a)	586,400	23,186
Vallourec SA	86,300	11,353
		101,715
Marine - 0.1%
Alexander & Baldwin, Inc.	134,100	3,918
Professional Services - 0.2%
Manpower, Inc.	79,400	3,807
Monster Worldwide, Inc. (a)	578,300	7,535
Robert Half International, Inc.	112,000	2,776
		14,118
Road & Rail - 1.9%
Burlington Northern Santa Fe Corp.	52,600	4,134
Con-way, Inc.	328,119	14,946
CSX Corp.	529,200	21,232
Norfolk Southern Corp.	268,200	11,600
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Road & Rail - continued
Ryder System, Inc.	431,200	$ 15,148
Saia, Inc. (a)	232,035	4,191
Union Pacific Corp.	684,900	39,395
Universal Truckload Services, Inc. (f)	1,138,499	18,364
		129,010
TOTAL INDUSTRIALS		677,094
INFORMATION TECHNOLOGY - 17.6%
Communications Equipment - 3.5%
3Com Corp. (a)	200,200	755
Adtran, Inc.	563,471	13,613
Cisco Systems, Inc. (a)	4,905,000	107,959
CommScope, Inc. (a)	60,000	1,536
Comverse Technology, Inc. (a)	1,687,600	13,349
Infinera Corp. (a)	196,668	1,331
Juniper Networks, Inc. (a)	1,712,800	44,755
Motorola, Inc.	4,780,304	34,227
Palm, Inc. (a)(e)	340,900	5,362
QUALCOMM, Inc.	381,100	17,611
		240,498
Computers & Peripherals - 2.2%
Apple, Inc. (a)	214,100	34,982
Hewlett-Packard Co.	1,847,200	79,984
Netezza Corp. (a)	440,088	3,978
QLogic Corp. (a)	152,000	1,984
SanDisk Corp. (a)	280,201	4,993
Seagate Technology	1,917,100	23,082
		149,003
Electronic Equipment & Components - 2.0%
Agilent Technologies, Inc.	460,500	10,693
Amphenol Corp. Class A	491,700	16,398
Arrow Electronics, Inc. (a)	627,100	16,160
Avnet, Inc. (a)	1,239,389	30,241
Bell Microproducts, Inc. (a)(f)	2,045,259	3,211
BYD Co. Ltd. (H Shares) (a)	240,500	1,333
Corning, Inc.	1,741,300	29,602
Ingram Micro, Inc. Class A (a)	716,650	12,054
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Components - continued
Itron, Inc. (a)	163,124	$ 8,510
Tyco Electronics Ltd.	466,572	10,017
		138,219
Internet Software & Services - 0.8%
Google, Inc. Class A (a)	78,700	34,868
VeriSign, Inc. (a)	984,232	20,118
		54,986
IT Services - 1.7%
Affiliated Computer Services, Inc. Class A (a)	103,200	4,893
Alliance Data Systems Corp. (a)(e)	345,552	17,623
Atos Origin SA	172,136	7,847
Fidelity National Information Services, Inc.	1,031,100	24,148
Lender Processing Services, Inc.	607,865	20,777
Metavante Technologies, Inc. (a)	400,018	12,321
Perot Systems Corp. Class A (a)	634,800	10,144
The Western Union Co.	220,594	3,856
Visa, Inc. Class A	93,300	6,107
Wright Express Corp. (a)	171,996	4,864
		112,580
Office Electronics - 0.1%
Xerox Corp.	715,600	5,861
Semiconductors & Semiconductor Equipment - 4.7%
Analog Devices, Inc.	548,300	15,007
Applied Materials, Inc.	1,881,900	25,970
Atmel Corp. (a)	13,661,161	56,967
Cymer, Inc. (a)	456,900	15,631
Fairchild Semiconductor International, Inc. (a)	2,637,600	23,290
Globe Specialty Metals, Inc.	200,000	1,440
International Rectifier Corp. (a)	606,502	10,044
Kulicke & Soffa Industries, Inc. (a)	440,300	2,585
Lam Research Corp. (a)	1,962,693	58,999
LTX-Credence Corp. (a)(f)	7,536,843	6,783
Maxim Integrated Products, Inc.	1,132,800	20,073
MEMC Electronic Materials, Inc. (a)	441,600	7,781
Micron Technology, Inc. (a)	2,238,100	14,301
National Semiconductor Corp.	762,677	11,486
ON Semiconductor Corp. (a)	3,138,654	22,912
Semitool, Inc. (a)	1,089,100	6,447
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
Standard Microsystems Corp. (a)	44,000	$ 1,021
Varian Semiconductor Equipment Associates, Inc. (a)	628,750	20,145
		320,882
Software - 2.6%
Adobe Systems, Inc. (a)	96,000	3,112
ANSYS, Inc. (a)	240,250	7,510
BMC Software, Inc. (a)	266,400	9,066
Citrix Systems, Inc. (a)	376,062	13,388
Informatica Corp. (a)	386,100	7,100
Microsoft Corp.	2,804,100	65,952
Misys PLC	1,876,400	5,682
Nice Systems Ltd. sponsored ADR (a)	32,000	876
Oracle Corp.	1,909,700	42,262
Sourcefire, Inc. (a)	881,315	15,546
Ubisoft Entertainment SA (a)	308,270	5,266
		175,760
TOTAL INFORMATION TECHNOLOGY		1,197,789
MATERIALS - 6.5%
Chemicals - 3.4%
Air Products & Chemicals, Inc.	176,200	13,145
Airgas, Inc.	199,200	8,880
Albemarle Corp.	311,600	9,258
Ashland, Inc.	699,123	23,169
Celanese Corp. Class A	1,187,200	30,511
CF Industries Holdings, Inc.	44,100	3,481
Cytec Industries, Inc.	120,002	3,012
Dow Chemical Co.	663,900	14,055
Huabao International Holdings Ltd.	1,720,000	1,795
Monsanto Co.	339,300	28,501
Rockwood Holdings, Inc. (a)	316,293	5,668
Solutia, Inc. (a)	1,832,800	16,385
Spartech Corp.	1,367,190	17,090
Terra Industries, Inc.	445,574	12,993
The Mosaic Co.	264,000	13,768
W.R. Grace & Co. (a)	1,573,025	26,159
		227,870
Common Stocks - continued
	Shares	Value (000s)
MATERIALS - continued
Construction Materials - 0.1%
Eagle Materials, Inc.	111,400	$ 3,041
Vulcan Materials Co.	143,500	6,813
		9,854
Containers & Packaging - 1.1%
Ball Corp.	139,362	6,740
Owens-Illinois, Inc. (a)	785,376	26,656
Rock-Tenn Co. Class A	227,444	10,226
Temple-Inland, Inc.	1,779,700	27,870
		71,492
Metals & Mining - 1.9%
Agnico-Eagle Mines Ltd. (Canada)	58,300	3,419
ArcelorMittal SA (NY Shares) Class A	313,000	11,281
Commercial Metals Co.	869,900	14,388
Eldorado Gold Corp. (a)	3,180,700	31,974
First Quantum Minerals Ltd.	20,000	1,332
Ivanhoe Mines Ltd. (a)	2,052,800	16,577
Lihir Gold Ltd. (a)	4,086,470	9,467
Newcrest Mining Ltd.	483,902	12,141
Newmont Mining Corp.	198,700	8,216
Nucor Corp.	96,000	4,269
Rio Tinto PLC (Reg.)	182,200	7,589
Timminco Ltd. (a)(e)	1,450,275	1,413
United States Steel Corp.	67,400	2,679
Vale SA sponsored ADR	144,400	2,849
		127,594
Paper & Forest Products - 0.0%
Weyerhaeuser Co.	72,100	2,526
TOTAL MATERIALS		439,336
TELECOMMUNICATION SERVICES - 1.7%
Diversified Telecommunication Services - 1.3%
AT&T, Inc.	1,495,546	39,228
Cincinnati Bell, Inc. (a)	1,769,942	5,540
Qwest Communications International, Inc.	5,970,371	23,046
Verizon Communications, Inc.	746,532	23,941
		91,755
Common Stocks - continued
	Shares	Value (000s)
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunication Services - 0.4%
Sprint Nextel Corp. (a)	4,724,200	$ 18,897
Vivo Participacoes SA sponsored ADR	331,600	7,551
		26,448
TOTAL TELECOMMUNICATION SERVICES		118,203
UTILITIES - 2.6%
Electric Utilities - 0.9%
Allegheny Energy, Inc.	826,300	20,831
Entergy Corp.	214,712	17,248
FirstEnergy Corp.	560,900	23,109
		61,188
Gas Utilities - 0.3%
EQT Corp.	297,200	11,407
Questar Corp.	53,900	1,782
Xinao Gas Holdings Ltd.	3,604,000	5,971
		19,160
Independent Power Producers & Energy Traders - 1.2%
AES Corp.	1,057,600	13,527
Constellation Energy Group, Inc.	825,200	23,683
NRG Energy, Inc. (a)	1,383,053	37,633
RRI Energy, Inc. (a)	1,773,750	9,490
		84,333
Multi-Utilities - 0.2%
CMS Energy Corp.	257,400	3,331
Public Service Enterprise Group, Inc.	79,500	2,580
Sempra Energy	174,900	9,170
		15,081
TOTAL UTILITIES		179,762
TOTAL COMMON STOCKS (Cost $6,617,884)		6,649,504
Preferred Stocks - 0.6%
	Shares	Value (000s)
Convertible Preferred Stocks - 0.5%
ENERGY - 0.2%
Oil, Gas & Consumable Fuels - 0.2%
McMoRan Exploration Co. 6.75%	48,000	$ 2,605
SandRidge Energy, Inc. 8.50% (a)(g)	80,500	10,777
		13,382
FINANCIALS - 0.0%
Diversified Financial Services - 0.0%
CIT Group, Inc. Series C, 8.75%	435,450	1,834
MATERIALS - 0.3%
Metals & Mining - 0.3%
Freeport-McMoRan Copper & Gold, Inc. 6.75%	230,400	21,262
TOTAL CONVERTIBLE PREFERRED STOCKS		36,478
Nonconvertible Preferred Stocks - 0.1%
CONSUMER DISCRETIONARY - 0.1%
Automobiles - 0.1%
Fiat SpA (a)	936,600	5,897
TOTAL PREFERRED STOCKS (Cost $59,735)		42,375
Investment Companies - 0.4%

Ares Capital Corp. (Cost $32,167)	2,550,900	23,035
Corporate Bonds - 0.9%
	Principal Amount (000s)
Convertible Bonds - 0.7%
CONSUMER DISCRETIONARY - 0.0%
Media - 0.0%
Virgin Media, Inc. 6.5% 11/15/16 (g)	$ 3,040	2,678
FINANCIALS - 0.2%
Capital Markets - 0.0%
Janus Capital Group, Inc. 3.25% 7/15/14	1,310	1,573
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Convertible Bonds - continued
FINANCIALS - continued
Thrifts & Mortgage Finance - 0.2%
MGIC Investment Corp. 9% 4/1/63 (d)(g)	$ 15,533	$ 9,067
TOTAL FINANCIALS		10,640
HEALTH CARE - 0.1%
Pharmaceuticals - 0.1%
Endo Pharmaceuticals Holdings, Inc. 1.75% 4/15/15 (g)	8,010	7,288
INDUSTRIALS - 0.1%
Airlines - 0.0%
U.S. Airways Group, Inc. 7.25% 5/15/14	3,200	2,621
Construction & Engineering - 0.1%
MasTec, Inc. 4% 6/15/14	3,990	3,795
TOTAL INDUSTRIALS		6,416
INFORMATION TECHNOLOGY - 0.3%
Semiconductors & Semiconductor Equipment - 0.3%
Advanced Micro Devices, Inc. 6% 5/1/15	14,820	8,966
Amkor Technology, Inc. 6% 4/15/14 (g)	4,010	8,887
		17,853
TOTAL CONVERTIBLE BONDS		44,875
Nonconvertible Bonds - 0.2%
ENERGY - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
OPTI Canada, Inc.:
7.875% 12/15/14	5,385	3,446
8.25% 12/15/14	5,330	3,544
		6,990
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
INFORMATION TECHNOLOGY - 0.1%
Semiconductors & Semiconductor Equipment - 0.1%
Freescale Semiconductor, Inc. 10.125% 12/15/16	$ 19,510	$ 10,145
TOTAL NONCONVERTIBLE BONDS		17,135
TOTAL CORPORATE BONDS (Cost $52,937)		62,010
Money Market Funds - 0.9%
	Shares
Fidelity Cash Central Fund, 0.37% (b)	18,716,928	18,717
Fidelity Securities Lending Cash Central Fund, 0.22% (b) (c)	43,857,767	43,858
TOTAL MONEY MARKET FUNDS (Cost $62,575)		62,575
TOTAL INVESTMENT PORTFOLIO - 100.5% (Cost $6,825,298)		6,839,499
NET OTHER ASSETS - (0.5)%		(34,445)
NET ASSETS - 100%		$ 6,805,054
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Non-income producing - Issuer is in default.
(e) Security or a portion of the security is on loan at period end.
(f) Affiliated company

(g) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $51,166,000 or 0.8% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 1,590
Fidelity Securities Lending Cash Central Fund	1,696
Total	$ 3,286
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliates (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Bell Microproducts, Inc.	$ -	$ 3,861	$ -	$ -	$ 3,211
DUSA Pharmaceuticals, Inc.	-	2,024	255	-	1,459
Great Lakes Dredge & Dock Corp.	-	31,981	6,701	205	17,803
LandAmerica Financial Group, Inc.	-	15,713	2,492	-	-
LTX-Credence Corp.	-	14,429	-	-	6,783
Tween Brands, Inc.	-	24,152	714	-	14,547
Universal Truckload Services, Inc.	-	28,875	2,127	1,172	18,364
Total	$ -	$ 121,035	$ 12,289	$ 1,377	$ 62,167
Other Information

The following is a summary of the inputs used, as of July 31, 2009, involving the Fund's assets and liabilities carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 760,038	$ 744,511	$ 15,527	$ -
Consumer Staples	561,907	561,907	-	-
Energy	800,788	787,406	13,382	-
Financials	1,101,930	1,092,453	9,477	-
Health Care	833,770	822,775	10,995	-
Industrials	677,094	669,850	7,244	-
Information Technology	1,197,789	1,197,789	-	-
Materials	460,598	431,747	28,851	-
Telecommunication Services	118,203	118,203	-	-
Utilities	179,762	179,762	-	-
Corporate Bonds	62,010	-	62,010	-
Investment Companies	23,035	23,035	-	-
Money Market Funds	62,575	62,575	-	-
Total Investments in Securities:	$ 6,839,499	$ 6,692,013	$ 147,486	$ -
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	88.0%
Switzerland	2.2%
Canada	1.9%
Bermuda	1.2%
Norway	1.1%
Others (individually less than 1%)	5.6%
100.0%
Income Tax Information
At July 31, 2009, the fund had a capital loss carryforward of approximately $698,365,000 all of which will expire on July 31, 2017.
The fund intends to elect to defer to its fiscal year ending July 31, 2010 approximately $988,540,000 of losses recognized during the period November 1, 2008 to July 31, 2009.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	July 31, 2009

Assets
Investment in securities, at value (including securities loaned of $42,619) - See accompanying schedule: Unaffiliated issuers (cost $6,671,321)	$ 6,714,757
Fidelity Central Funds (cost $62,575)	62,575
Other affiliated issuers (cost $91,402)	62,167
Total Investments (cost $6,825,298)		$ 6,839,499
Cash		352
Receivable for investments sold		73,405
Receivable for fund shares sold		6,208
Dividends receivable		3,090
Interest receivable		811
Distributions receivable from Fidelity Central Funds		159
Prepaid expenses		27
Other receivables		198
Total assets		6,923,749

Liabilities
Payable for investments purchased	$ 63,774
Payable for fund shares redeemed	5,293
Accrued management fee	2,909
Other affiliated payables	1,631
Other payables and accrued expenses	1,230
Collateral on securities loaned, at value	43,858
Total liabilities		118,695

Net Assets		$ 6,805,054
Net Assets consist of:
Paid in capital		$ 8,561,025
Undistributed net investment income		23,975
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,793,179)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		13,233
Net Assets		$ 6,805,054
Dividend Growth: Net Asset Value, offering price and redemption price per share ($6,603,429 ÷ 326,173 shares)		$ 20.25

Class K: Net Asset Value, offering price and redemption price per share ($201,625 ÷ 9,951 shares)		$ 20.26

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended July 31, 2009

Investment Income
Dividends (including $1,377 earned from other affiliated issuers)		$ 113,442
Interest		4,269
Income from Fidelity Central Funds		3,286
Total income		120,997

Expenses
Management fee Basic fee	$ 34,738
Performance adjustment	(16,365)
Transfer agent fees	17,616
Accounting and security lending fees	1,221
Custodian fees and expenses	184
Independent trustees' compensation	43
Registration fees	99
Audit	83
Legal	47
Interest	1
Miscellaneous	652
Total expenses before reductions	38,319
Expense reductions	(195)	38,124
Net investment income (loss)		82,873
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(1,733,967)
Other affiliated issuers	(17,344)
Foreign currency transactions	(355)
Total net realized gain (loss)		(1,751,666)
Change in net unrealized appreciation (depreciation) on: Investment securities	144,862
Assets and liabilities in foreign currencies	(11)
Total change in net unrealized appreciation (depreciation)		144,851
Net gain (loss)		(1,606,815)
Net increase (decrease) in net assets resulting from operations		$ (1,523,942)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended July 31, 2009	Year ended July 31, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 82,873	$ 193,226
Net realized gain (loss)	(1,751,666)	719,192
Change in net unrealized appreciation (depreciation)	144,851	(2,925,394)
Net increase (decrease) in net assets resulting from operations	(1,523,942)	(2,012,976)
Distributions to shareholders from net investment income	(132,865)	(220,835)
Distributions to shareholders from net realized gain	(361,284)	(1,096,481)
Total distributions	(494,149)	(1,317,316)
Share transactions - net increase (decrease)	(678,997)	(3,432,228)
Total increase (decrease) in net assets	(2,697,088)	(6,762,520)

Net Assets
Beginning of period	9,502,142	16,264,662
End of period (including undistributed net investment income of $23,975 and undistributed net investment income of $96,848, respectively)	$ 6,805,054	$ 9,502,142

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Dividend Growth

Years ended July 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 25.40	$ 32.73	$ 29.50	$ 28.85	$ 26.58
Income from Investment Operations
Net investment income (loss) B	.24	.43	.52 E	.35	.45 F
Net realized and unrealized gain (loss)	(4.01)	(5.08)	3.98	.99	2.21
Total from investment operations	(3.77)	(4.65)	4.50	1.34	2.66
Distributions from net investment income	(.37)	(.45)	(.45)	(.31)	(.39)
Distributions from net realized gain	(1.01)	(2.23)	(.82)	(.38)	-
Total distributions	(1.38) H	(2.68)	(1.27)	(.69)	(.39)
Net asset value, end of period	$ 20.25	$ 25.40	$ 32.73	$ 29.50	$ 28.85
Total Return A	(15.33)%	(15.45)%	15.62%	4.73%	10.08%
Ratios to Average Net Assets C,G
Expenses before reductions	.62%	.64%	.61%	.60%	.68%
Expenses net of fee waivers, if any	.62%	.64%	.61%	.60%	.68%
Expenses net of all reductions	.62%	.63%	.60%	.59%	.66%
Net investment income (loss)	1.34%	1.47%	1.62% E	1.21%	1.64% F
Supplemental Data
Net assets, end of period (in millions)	$ 6,603	$ 9,502	$ 16,265	$ 15,523	$ 17,399
Portfolio turnover rate D	177%	52%	36%	30%	26%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.07 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been 1.40%.

F Investment income per share reflects a special dividend which amounted to $.16 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been 1.06%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Total distributions of $1.38 per share is comprised of distributions from net investment income of $.374 and distributions from net realized gain of $1.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Years ended July 31,

2009

2008 G

Selected Per-Share Data
Net asset value, beginning of period	$ 25.41	$ 27.72
Income from Investment Operations
Net investment income (loss) D	.26	.10
Net realized and unrealized gain (loss)	(4.00)	(2.41)
Total from investment operations	(3.74)	(2.31)
Distributions from net investment income	(.41)	-
Distributions from net realized gain	(1.01)	-
Total distributions	(1.41) I	-
Net asset value, end of period	$ 20.26	$ 25.41
Total Return B,C	(15.16)%	(8.33)%
Ratios to Average Net Assets E,H
Expenses before reductions	.40%	.47% A
Expenses net of fee waivers, if any	.40%	.47% A
Expenses net of all reductions	.39%	.47% A
Net investment income (loss)	1.57%	1.66% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 201,625	$ 92
Portfolio turnover rate F	177%	52%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period May 9, 2008 (commencement of sale of shares) to July 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Total distributions of $1.41 per share is comprised of distributions from net investment income of $.407 and distributions from net realized gain of $1.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2009

(Amounts in thousands except ratios)

1. Organization.

Fidelity Dividend Growth Fund (the Fund) is a fund of Fidelity Securities Fund (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Dividend Growth and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. After the commencement of Class K, the Fund began offering conversion privileges between Dividend Growth and Class K to eligible shareholders of Dividend Growth. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after period end through the date that the financial statements were issued, September 29, 2009, have

Annual Report

3. Significant Accounting Policies - continued

been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are classified into three levels. Level 1 includes readily available unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes observable inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. Level 3 includes unobservable inputs when market prices are not readily available or reliable. Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy. The aggregate value by input level, as of July 31, 2009, for the Fund's investments is included at the end of the Fund's Schedule of Investments. Valuation techniques of the Fund's major categories of assets and liabilities as presented in the Schedule of Investments are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, are valued based on quotations received from dealers who make markets in such securities or by independent pricing services. For corporate bonds pricing services generally utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Annual Report

3. Significant Accounting Policies - continued

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There are no unrecognized tax benefits in the accompanying financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), market discount, partnerships, deferred trustee compensation, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 935,146
Unrealized depreciation	(1,036,595)
Net unrealized appreciation (depreciation)	$ (101,449)

Undistributed ordinary income	$ 32,569
Capital loss carryforward	$ (698,365)

Cost for federal income tax purposes	$ 6,940,948

The tax character of distributions paid was as follows:

	July 31, 2009	July 31, 2008
Ordinary Income	$ 134,581	$ 363,336
Long-term Capital Gains	359,568	953,980
Total	$ 494,149	$ 1,317,316

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $11,112,300 and $11,753,323, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ±.20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the retail class of the Fund, Dividend Growth, as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .30% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Dividend Growth. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Dividend Growth	$ 17,546.29
Class K	70.06
	$ 17,616

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $165 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end,

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

6. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program - continued

there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 8,117.79%		$ 1

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $28 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $1,696.

Annual Report

9. Expense Reductions.

FMR voluntarily agreed to reimburse a portion of Dividend Growth's operating expenses. During the period, this reimbursement reduced the class' expenses by $12.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $117 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $35. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Dividend Growth	$ 31

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2009	2008
From net investment income
Dividend Growth	$ 131,611	$ 220,835
Class K	1,254	-
Total	$ 132,865	$ 220,835
From net realized gain
Dividend Growth	$ 361,247	$ 1,096,481
Class K	37	-
Total	$ 361,284	$ 1,096,481

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2009	2008 A	2009	2008 A
Dividend Growth
Shares sold	75,287	49,077	$ 1,282,313	$ 1,434,899
Conversion to Class K	(9,623)	-	(178,188)	-
Reinvestment of distributions	21,264	41,883	478,613	1,277,084
Shares redeemed	(134,869)	(213,761)	(2,446,584)	(6,144,311)
Net increase (decrease)	(47,941)	(122,801)	$ (863,846)	$ (3,432,328)

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

11. Share Transactions - continued

	Shares		Dollars
Years ended July 31,	2009	2008 A	2009	2008 A
Class K
Shares sold	2,088	4	$ 35,139	$ 100
Conversion from Dividend Growth	9,623	-	178,188	-
Reinvestment of distributions	86	-	1,291	-
Shares redeemed	(1,850)	-	(29,769)	-
Net increase (decrease)	9,947	4	$ 184,849	$ 100

A Share transactions for Class K are for the period May 9, 2008 (commencement of sale of shares) to July 31, 2008.

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and the Shareholders of Fidelity Dividend Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Dividend Growth Fund (a fund of Fidelity Securities Fund) at July 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Dividend Growth Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 29, 2009

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for Mr. Edward C. Johnson 3d and Mr. James C. Curvey, each of the Trustees oversees 220 funds advised by FMR or an affiliate. Mr. Johnson oversees 262 funds advised by FMR or an affiliate. Mr. Curvey oversees 392 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (79)

Year of Election or Appointment: 1984

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (74)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (61)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (55)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (65)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (64)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (65)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (70)

Year of Election or Appointment: 2001

Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-
present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (60)

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (58)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (65)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (39)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2009-present) and is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Bruce T. Herring (43)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Group Chief Investments Officer of FMR. Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (44)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as a portfolio manager.

Scott C. Goebel (41)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Secretary of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (40)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Vice President and Associate General Counsel of FMR LLC (2005-present), and is an employee of Fidelity Investments.

Holly C. Laurent (55)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (50)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (62)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (47)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian also serves as Chief Financial Officer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments. Previously, Mr. Christian served as Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009) and as Vice President of Business Analysis (2003-2004).

Bryan A. Mehrmann (48)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (41)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

John R. Hebble (51)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Paul M. Murphy (62)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments. Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (50)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Dividend Growth Fund voted to pay on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Dividend Growth	9/14/09	9/11/09	$0.069	$0.029

Dividend Growth designates 100% and 96% of the dividends distributed in September and December respectively, during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Dividend Growth designates 100% and 99% of the dividends distributed in September and December, respectively during the fiscal year as amounts which can be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2010 of amounts for use in preparing 2009 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Dividend Growth Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2009 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. In response to last year's financial crisis, FMR took a number of actions intended to cut costs and improve efficiency without weakening the investment teams or resources. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure and broaden the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) contractually agreeing to reduce the management fee on Fidelity U.S. Bond Index Fund; and (iv) expanding Class A and Class T load waiver categories to increase rollover retention opportunities and create consistent policies across the classes.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for Fidelity Dividend Growth (retail class), as well as the fund's relative investment performance for Fidelity Dividend Growth (retail class) measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2008, the cumulative total returns of Fidelity Dividend Growth (retail class) of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. (Class K of the fund had less than one year of performance as of December 31, 2008.) The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below each chart corresponds to the percentile box and represents the percentage of funds in the peer group whose performance was equal to or lower than that of Fidelity Dividend Growth (retail class) of the fund.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Dividend Growth Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Fidelity Dividend Growth (retail class) of the fund was in the fourth quartile for all the periods shown. The Board also stated that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board discussed with FMR actions that have been taken by FMR to improve the fund's disappointing performance relative to its peer group and benchmark. The Board noted that this fund had underperformed in the previous year and discussed with FMR its disappointment with the continued underperformance of the fund. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board reviewed the year-to-date performance of Fidelity Dividend Growth (retail class) through May 31, 2009 and stated that it exceeded the fund's benchmark.

Annual Report

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in 2008, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 11% means that 89% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Dividend Growth Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2008. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each class ranked below its competitive median for the period.

Annual Report

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

In February 2009, the Board created an Ad Hoc Committee (the "Committee") to analyze economies of scale. The Committee was formed to consider whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Committee, that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's compensation structure for portfolio managers and key personnel, including performance benchmarks used by Fidelity in evaluating incentive compensation for portfolio managers and research analysts; (iv) the structure and process of equity research and actions taken by FMR to improve the quality of research; (v) the selection of and compensation paid by FMR to fund sub-advisers; (vi) Fidelity's fee structures and rationale for recommending different fees among categories of funds; (vii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; (viii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; and (ix) explanations for the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub Advisers

FMR Co., Inc.

Fidelity Research & Analysis Company

Fidelity Management & Research
(U.K.) Inc.

FIL Investment Advisors

Fidelity Investments Japan Limited

FIL Investment Advisors (U.K.) Ltd.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.,
New York, NY

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-8888

Retirement Accounts 1-800-544-4774 (8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118 for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) 1-800-544-5555

Automated line for quickest service

DGF-UANN-0909
1.789245.106

Fidelity®

Dividend Growth

Fund -

Class K

Annual Report

July 31, 2009
(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

We've seen a welcome uptick in the global equity markets this spring and summer, as signs of stabilization in some economic indicators have brought many investors back into the marketplace. But there remain other key measures - notably high unemployment and slack consumer spending - that suggest the road back to economic health could still be a bumpy ride. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,
/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2009	Past 1 year	Past 5 years	Past 10 years
Class K A	-15.16%	-0.89%	-0.09%

A The initial offering of Class K shares took place on May 9, 2008. Returns prior to May 9, 2008 are those of Dividend Growth, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Dividend Growth - Class K, a class of the fund, on July 31, 1999. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500SM Index performed over the same period. The initial offering of Class K took place on May 9, 2008. See above for additional information regarding the performance of Class K.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stocks - battered by the effects of a global credit crisis for most of the year - were aided by early signs of a healing economy during the final months of the year ending July 31, 2009. For roughly half of the 12-month period, equities were in free fall, as a succession of large financial institutions around the world either collapsed or were forced into mergers or government conservatorship, and harried investors relinquished riskier assets in a massive flight to quality. By March, however, as unprecedented government interventions around the world took root, signs of a potential recovery began to emerge: corporate profits, though still weak, began to stabilize and valuations started to return to normal trading ranges. Against this improving backdrop, major equity indexes posted significant gains in March and April, which carried through to the end of the period. For the year overall, the Standard & Poor's 500SM Index declined 19.96%, while the Dow Jones U.S. Total Stock Market IndexSM - the broadest overall gauge of domestic equities - was down 19.95%. Meanwhile, the blue-chip-laden Dow Jones Industrial AverageSM fell 16.62% and the technology-heavy Nasdaq Composite® Index posted a 14.05% loss.

Comments from Lawrence Rakers, Portfolio Manager of Fidelity® Dividend Growth Fund: During the past year, the fund's Class K shares returned -15.16%, handily beating the S&P 500®. Versus the index, solid stock selection in materials and industrials aided performance. Also helping were rewarding stock picks and an overweighting in information technology, as well as an overweighting in consumer discretionary. Stock selection in diversified financials provided a further boost, although unfavorable positioning elsewhere within the financials sector cancelled out that benefit. A lighter-than-index exposure to General Electric proved rewarding, as the company's finance unit continued to be a drag on earnings. Other timely underweightings included commercial bank Citigroup and energy services provider Schlumberger. GE and Citigroup were not held at period end. Two out-of-index positions - natural gas producer Petrohawk Energy and Belgian brewer Anheuser-Busch InBev - further aided performance. Conversely, stock selection in energy and utilities detracted a bit. Not owning integrated energy heavyweight Exxon Mobil, a major index component, hurt our results - mainly in the fourth quarter of 2008, when the stock benefited from a flight to quality. Other detractors included Chesapeake Energy, a natural gas producer, insurer AIG (American International Group) and banking company Wachovia, which was acquired during the period.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2009 to July 31, 2009).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio	Beginning Account Value February 1, 2009	Ending Account Value July 31, 2009	Expenses Paid During Period* February 1, 2009 to July 31, 2009
Dividend Growth	.76%
Actual		$ 1,000.00	$ 1,391.80	$ 4.51
HypotheticalA		$ 1,000.00	$ 1,021.03	$ 3.81
Class K	.50%
Actual		$ 1,000.00	$ 1,392.40	$ 2.97
HypotheticalA		$ 1,000.00	$ 1,022.32	$ 2.51

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Wells Fargo & Co.	2.2	1.6
Bank of America Corp.	2.2	0.7
JPMorgan Chase & Co.	1.9	1.6
Cisco Systems, Inc.	1.6	1.6
Pfizer, Inc.	1.6	1.0
National Oilwell Varco, Inc.	1.3	1.8
Hewlett-Packard Co.	1.2	1.0
PNC Financial Services Group, Inc.	1.0	0.4
Microsoft Corp.	1.0	0.0
Petrohawk Energy Corp.	1.0	1.4
	15.0
Top Five Market Sectors as of July 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	18.0	17.9
Financials	16.4	15.3
Health Care	12.3	13.5
Energy	11.9	12.4
Consumer Discretionary	11.2	11.3
Asset Allocation (% of fund's net assets)
As of July 31, 2009*		As of January 31, 2009**
	Stocks and Investment Companies 98.2%		Stocks and Investment Companies 97.7%
	Bonds 0.2%		Bonds 0.2%
	Convertible Securities 1.2%		Convertible Securities 1.5%
	Short-Term Investments and Net Other Assets 0.4%		Short-Term Investments and Net OtherAssets 0.6%
* Foreign investments	12.0%	** Foreign investments	11.2%

Annual Report

Investments July 31, 2009

Showing Percentage of Net Assets

Common Stocks - 97.7%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 11.1%
Auto Components - 1.0%
Autoliv, Inc.	218,200	$ 7,814
BorgWarner, Inc.	174,800	5,802
Federal-Mogul Corp. Class A (a)	839,205	11,858
Johnson Controls, Inc.	902,200	23,349
Magna International, Inc. Class A (sub. vtg.)	43,900	2,221
The Goodyear Tire & Rubber Co. (a)	1,020,900	17,376
		68,420
Automobiles - 0.1%
Thor Industries, Inc.	168,000	4,017
Winnebago Industries, Inc.	311,154	3,273
		7,290
Diversified Consumer Services - 0.6%
Hillenbrand, Inc.	402,300	7,290
Princeton Review, Inc. (a)	435,960	2,363
Regis Corp.	550,870	7,525
Service Corp. International	1,072,000	6,775
Stewart Enterprises, Inc. Class A	2,784,932	13,618
		37,571
Hotels, Restaurants & Leisure - 1.9%
Brinker International, Inc.	772,100	12,848
Burger King Holdings, Inc.	344,100	5,857
Cracker Barrel Old Country Store, Inc.	28,000	808
DineEquity, Inc. (e)	635,100	15,693
Las Vegas Sands Corp. unit	98,351	15,527
Red Robin Gourmet Burgers, Inc. (a)	152,200	2,849
Sonic Corp. (a)	1,097,100	12,101
Starwood Hotels & Resorts Worldwide, Inc.	919,400	21,707
Vail Resorts, Inc. (a)	216,963	6,207
WMS Industries, Inc. (a)	270,300	9,774
Wyndham Worldwide Corp.	2,108,015	29,407
		132,778
Household Durables - 1.4%
Black & Decker Corp.	225,400	8,475
Centex Corp.	200,700	2,190
Dorel Industries, Inc. Class B (sub. vtg.)	175,200	4,066
Funai Electric Co. Ltd.	28,000	1,169
Hooker Furniture Corp.	360,242	4,946
Mohawk Industries, Inc. (a)	396,900	20,472
Newell Rubbermaid, Inc.	760,200	9,784
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Household Durables - continued
Pulte Homes, Inc.	860,500	$ 9,784
Stanley Furniture Co., Inc.	228,560	2,514
The Stanley Works	158,100	6,348
Whirlpool Corp.	417,500	23,835
		93,583
Internet & Catalog Retail - 0.0%
Liberty Media Corp. Interactive Series A (a)	480,400	3,199
Leisure Equipment & Products - 0.1%
Hasbro, Inc.	264,200	7,001
Media - 2.6%
Cablevision Systems Corp. - NY Group Class A	581,500	11,903
CC Media Holdings, Inc. Class A (a)	1,200,000	1,200
Comcast Corp.:
Class A	373,870	5,556
Class A (special) (non-vtg.)	2,008,900	28,105
DISH Network Corp. Class A (a)	1,018,573	17,265
Informa PLC	1,626,762	6,516
Lamar Advertising Co. Class A (a)(e)	358,170	7,536
Liberty Media Corp. Entertainment Series A (a)	982,468	27,480
McGraw-Hill Companies, Inc.	20,000	627
The DIRECTV Group, Inc. (a)	472,400	12,235
The Walt Disney Co.	761,667	19,133
Time Warner Cable, Inc.	826,326	27,318
Viacom, Inc. Class B (non-vtg.) (a)	395,600	9,162
		174,036
Multiline Retail - 0.4%
Macy's, Inc.	12,000	167
Target Corp.	579,664	25,285
		25,452
Specialty Retail - 2.9%
Advance Auto Parts, Inc.	545,600	25,223
Asbury Automotive Group, Inc.	432,400	6,049
Best Buy Co., Inc.	272,200	10,172
Big 5 Sporting Goods Corp.	368,300	4,788
Carphone Warehouse Group PLC	761,031	2,282
Collective Brands, Inc. (a)	678,429	10,801
Gymboree Corp. (a)	159,100	6,329
Home Depot, Inc.	638,968	16,575
Lowe's Companies, Inc.	1,872,900	42,065
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
Lumber Liquidators, Inc. (a)(e)	560,297	$ 9,200
OfficeMax, Inc.	844,706	7,864
Sally Beauty Holdings, Inc. (a)	1,437,900	10,037
Staples, Inc.	1,202,182	25,270
The Children's Place Retail Stores, Inc. (a)	800	26
The Men's Wearhouse, Inc.	132,300	2,859
Tween Brands, Inc. (a)(f)	2,009,197	14,547
Zale Corp. (a)	284,003	1,681
		195,768
Textiles, Apparel & Luxury Goods - 0.1%
American Apparel, Inc. (a)	1,680,900	6,455
VF Corp.	40,000	2,588
		9,043
TOTAL CONSUMER DISCRETIONARY		754,141
CONSUMER STAPLES - 8.3%
Beverages - 1.6%
Anheuser-Busch InBev SA NV	779,960	31,031
Carlsberg AS Series B	20,058	1,392
Coca-Cola Enterprises, Inc.	800,752	15,046
The Coca-Cola Co.	1,145,700	57,102
		104,571
Food & Staples Retailing - 2.0%
Costco Wholesale Corp.	344,400	17,048
CVS Caremark Corp.	1,318,200	44,133
Kroger Co.	582,400	12,452
Pricesmart, Inc.	204,100	3,329
Wal-Mart Stores, Inc.	745,800	37,201
Winn-Dixie Stores, Inc. (a)	1,667,696	23,631
		137,794
Food Products - 2.5%
Bunge Ltd.	44,000	3,079
Cermaq ASA (a)	975,700	6,922
Corn Products International, Inc.	451,198	12,634
Danone	131,576	7,060
Global Bio-Chem Technology Group Co. Ltd.	32,396,000	6,312
Kellogg Co.	148,128	7,036
Leroy Seafood Group ASA	861,500	14,330
Common Stocks - continued
	Shares	Value (000s)
CONSUMER STAPLES - continued
Food Products - continued
Marine Harvest ASA (a)(e)	66,789,000	$ 41,934
Nestle SA (Reg.)	402,968	16,584
Ralcorp Holdings, Inc. (a)	124,100	7,882
Smithfield Foods, Inc. (a)(e)	992,100	13,443
Tyson Foods, Inc. Class A	2,568,300	29,356
Unilever NV (Certificaten Van Aandelen)	180,000	4,918
		171,490
Household Products - 1.1%
Clorox Co.	56,500	3,447
Energizer Holdings, Inc. (a)	255,587	16,373
Kimberly-Clark Corp.	393,001	22,971
Procter & Gamble Co.	500,351	27,774
		70,565
Personal Products - 0.3%
Avon Products, Inc.	407,033	13,180
Hengan International Group Co. Ltd.	520,000	3,026
Mead Johnson Nutrition Co. Class A	176,100	6,412
		22,618
Tobacco - 0.8%
Lorillard, Inc.	186,500	13,749
Philip Morris International, Inc.	882,400	41,120
		54,869
TOTAL CONSUMER STAPLES		561,907
ENERGY - 11.6%
Energy Equipment & Services - 4.5%
Diamond Offshore Drilling, Inc. (e)	100,300	9,014
Global Industries Ltd. (a)	2,936,002	20,053
Halliburton Co.	762,400	16,841
Helix Energy Solutions Group, Inc. (a)	682,500	7,159
Nabors Industries Ltd. (a)	562,382	9,572
National Oilwell Varco, Inc. (a)	2,391,100	85,936
Noble Corp.	959,734	32,497
Parker Drilling Co. (a)	877,300	4,053
Patterson-UTI Energy, Inc.	164,200	2,268
Pride International, Inc. (a)	406,327	10,187
Schlumberger Ltd.	156,000	8,346
Smith International, Inc.	887,400	22,300
Common Stocks - continued
	Shares	Value (000s)
ENERGY - continued
Energy Equipment & Services - continued
Tidewater, Inc.	396,200	$ 17,829
Union Drilling, Inc. (a)	392,150	2,804
Weatherford International Ltd. (a)	2,903,900	54,477
		303,336
Oil, Gas & Consumable Fuels - 7.1%
Arch Coal, Inc.	501,600	8,733
Atlas America, Inc.	80,000	1,609
Berry Petroleum Co. Class A	686,700	16,289
Boardwalk Pipeline Partners, LP	200,475	4,817
Brigham Exploration Co. (a)	1,920,300	9,371
Cabot Oil & Gas Corp.	305,406	10,729
Chesapeake Energy Corp.	2,101,700	45,060
Cimarex Energy Co.	184,200	6,591
Concho Resources, Inc. (a)	257,665	7,910
Denbury Resources, Inc. (a)	846,890	14,058
El Paso Corp.	999,000	10,050
EXCO Resources, Inc. (a)	1,798,100	24,706
Foundation Coal Holdings, Inc.	617,599	22,190
Frontier Oil Corp.	524,900	7,296
Hess Corp.	417,300	23,035
Holly Corp.	328,100	6,979
Keyera Facilities Income Fund	216,100	3,819
Marathon Oil Corp.	123,900	3,996
Niko Resources Ltd.	48,000	3,382
Occidental Petroleum Corp.	256,200	18,277
OPTI Canada, Inc. (a)(e)	5,365,900	7,820
OPTI Canada, Inc. (a)(g)	4,564,800	6,652
Peabody Energy Corp.	171,100	5,665
Penn Virginia Corp.	320,900	6,164
Petro-Canada	740,000	30,559
Petrohawk Energy Corp. (a)	2,714,838	65,916
Plains Exploration & Production Co. (a)	1,291,068	36,989
Quicksilver Resources, Inc. (a)	25,600	293
Range Resources Corp.	587,900	27,284
Rosetta Resources, Inc. (a)	784,852	8,139
Southwestern Energy Co. (a)	631,637	26,169
Common Stocks - continued
	Shares	Value (000s)
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Sunoco, Inc.	203,698	$ 5,029
Venoco, Inc. (a)	960,819	8,494
		484,070
TOTAL ENERGY		787,406
FINANCIALS - 16.2%
Capital Markets - 2.5%
AllianceBernstein Holding LP	220,100	4,543
Bank Sarasin & Co. Ltd.:
rights 9/15/09 (a)	197,868	181
Series B (Reg.)	197,868	6,453
Deutsche Bank AG (NY Shares)	88,000	5,711
Fortress Investment Group LLC (e)	1,637,300	6,533
Goldman Sachs Group, Inc.	388,398	63,425
Janus Capital Group, Inc.	599,300	8,186
Morgan Stanley	1,511,944	43,090
Nomura Holdings, Inc. sponsored ADR (e)	400,100	3,525
State Street Corp.	382,300	19,230
The Blackstone Group LP	525,000	5,912
		166,789
Commercial Banks - 4.5%
Associated Banc-Corp.	612,300	6,637
CapitalSource, Inc.	5,560,045	25,799
Huntington Bancshares, Inc.	1,684,500	6,890
KeyCorp	556,800	3,218
Mitsubishi UFJ Financial Group, Inc.	1,251,200	7,643
PNC Financial Services Group, Inc.	1,898,794	69,610
Sumitomo Mitsui Financial Group, Inc.	231,700	9,918
SunTrust Banks, Inc.	203,100	3,960
U.S. Bancorp, Delaware	950,100	19,392
Wells Fargo & Co.	6,217,641	152,082
		305,149
Consumer Finance - 0.6%
Capital One Financial Corp.	817,300	25,091
Discover Financial Services	1,107,332	13,155
ORIX Corp.	48,860	3,093
		41,339
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Diversified Financial Services - 4.8%
Bank of America Corp.	9,963,527	$ 147,361
JPMorgan Chase & Co.	3,312,300	128,020
PHH Corp. (a)	36,000	660
PICO Holdings, Inc. (a)	1,607,700	48,762
Ricoh Leasing Co. Ltd.	96,100	1,912
		326,715
Insurance - 2.3%
ACE Ltd.	238,700	11,711
Arthur J. Gallagher & Co.	160,100	3,666
Assurant, Inc.	193,871	4,948
Assured Guaranty Ltd.	280,200	3,914
Endurance Specialty Holdings Ltd.	140,400	4,685
Everest Re Group Ltd.	141,300	11,335
Genworth Financial, Inc. Class A	1,701,300	11,739
Lincoln National Corp.	784,500	16,624
Loews Corp.	183,900	5,521
Maiden Holdings Ltd. (g)	764,342	5,817
MBIA, Inc. (a)(e)	1,300,900	5,451
MetLife, Inc.	399,976	13,579
Montpelier Re Holdings Ltd.	453,900	7,117
Platinum Underwriters Holdings Ltd.	184,700	6,234
Protective Life Corp.	539,000	8,058
Prudential Financial, Inc.	123,300	5,458
The Travelers Companies, Inc.	414,140	17,837
Validus Holdings Ltd.	156,200	3,546
XL Capital Ltd. Class A	668,555	9,413
		156,653
Real Estate Investment Trusts - 0.6%
Brandywine Realty Trust (SBI)	199,700	1,634
CBL & Associates Properties, Inc.	633,200	3,761
Developers Diversified Realty Corp.	273,677	1,535
Duke Realty LP	298,000	2,828
Kite Realty Group Trust	80,100	256
ProLogis Trust	1,332,900	11,716
SL Green Realty Corp.	321,200	8,281
U-Store-It Trust	32,001	155
Unibail-Rodamco (e)	8,800	1,538
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Real Estate Investment Trusts - continued
Ventas, Inc.	70,000	$ 2,471
Vornado Realty Trust	134,025	6,838
		41,013
Real Estate Management & Development - 0.9%
CB Richard Ellis Group, Inc. Class A (a)	4,349,000	47,404
Forestar Group, Inc. (a)	153,200	1,995
Jones Lang LaSalle, Inc.	294,500	11,179
Unite Group PLC	883,582	1,860
		62,438
TOTAL FINANCIALS		1,100,096
HEALTH CARE - 12.2%
Biotechnology - 2.8%
Actelion Ltd. (Reg.) (a)	15,970	881
Alexion Pharmaceuticals, Inc. (a)	126,500	5,572
Amgen, Inc. (a)	717,700	44,720
Biogen Idec, Inc. (a)	162,400	7,722
Cephalon, Inc. (a)	262,000	15,366
Dendreon Corp. (a)(e)	280,800	6,798
DUSA Pharmaceuticals, Inc. (a)(e)(f)	1,363,953	1,459
Genzyme Corp. (a)	246,545	12,793
Gilead Sciences, Inc. (a)	435,413	21,305
Human Genome Sciences, Inc. (a)	717,900	10,266
Idenix Pharmaceuticals, Inc. (a)	24,000	91
ImmunoGen, Inc. (a)	47,800	415
Maxygen, Inc. (a)	80,000	639
Micromet, Inc. (a)	437,800	2,815
Theravance, Inc. (a)	1,753,861	26,483
United Therapeutics Corp. (a)	124,000	11,485
Vertex Pharmaceuticals, Inc. (a)	628,329	22,626
		191,436
Health Care Equipment & Supplies - 1.8%
C.R. Bard, Inc.	233,950	17,212
Cooper Companies, Inc.	119,900	3,290
Covidien PLC	996,300	37,670
DENTSPLY International, Inc.	241,300	8,047
ev3, Inc. (a)	116,036	1,424
Integra LifeSciences Holdings Corp. (a)	438,300	13,877
Inverness Medical Innovations, Inc. (a)	266,400	8,964
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Health Care Equipment & Supplies - continued
Kinetic Concepts, Inc. (a)	244,500	$ 7,731
Orthofix International NV (a)	238,913	6,656
Sonova Holding AG	169,201	14,923
William Demant Holding AS (a)	24,300	1,446
		121,240
Health Care Providers & Services - 2.6%
Aetna, Inc.	144,000	3,884
Brookdale Senior Living, Inc.	1,227,700	13,149
CIGNA Corp.	1,442,400	40,964
Express Scripts, Inc. (a)	317,500	22,238
Fresenius Medical Care AG & Co. KGaA	140,271	6,441
Genoptix, Inc. (a)	146,600	4,590
Health Net, Inc. (a)	251,483	3,403
Henry Schein, Inc. (a)	44,000	2,261
Humana, Inc. (a)	244,200	8,022
McKesson Corp.	171,300	8,762
Medco Health Solutions, Inc. (a)	455,300	24,067
Triple-S Management Corp. (a)	607,210	10,377
UnitedHealth Group, Inc.	593,300	16,648
Universal Health Services, Inc. Class B	265,800	14,781
		179,587
Life Sciences Tools & Services - 0.3%
Bruker BioSciences Corp. (a)	626,819	6,306
Clinical Data, Inc. (a)(e)	140,044	2,074
Life Technologies Corp. (a)	210,500	9,584
Thermo Fisher Scientific, Inc. (a)	87,500	3,962
		21,926
Pharmaceuticals - 4.7%
Abbott Laboratories	284,200	12,786
Allergan, Inc.	400,200	21,383
Cadence Pharmaceuticals, Inc. (a)	651,721	7,886
King Pharmaceuticals, Inc. (a)	178,900	1,623
Merck & Co., Inc.	1,818,105	54,561
Novo Nordisk AS Series B	130,981	7,709
Pfizer, Inc.	6,716,925	107,001
Sanofi-Aventis	168,051	10,995
Schering-Plough Corp.	989,600	26,234
Teva Pharmaceutical Industries Ltd. sponsored ADR	280,000	14,935
ViroPharma, Inc. (a)	440,500	3,246
Vivus, Inc. (a)	1,141,849	8,461
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Pharmaceuticals - continued
Wyeth	820,560	$ 38,197
XenoPort, Inc. (a)	224,700	4,564
		319,581
TOTAL HEALTH CARE		833,770
INDUSTRIALS - 9.9%
Aerospace & Defense - 1.4%
Alliant Techsystems, Inc. (a)	72,100	5,676
Honeywell International, Inc.	728,000	25,262
Lockheed Martin Corp.	114,000	8,523
Northrop Grumman Corp.	216,200	9,638
Orbital Sciences Corp. (a)	561,900	7,608
United Technologies Corp.	757,300	41,250
		97,957
Air Freight & Logistics - 0.1%
FedEx Corp.	69,500	4,715
Airlines - 0.4%
Delta Air Lines, Inc. (a)	3,841,075	26,619
Building Products - 0.4%
Masco Corp.	1,305,200	18,181
Owens Corning (a)	664,325	12,210
		30,391
Commercial Services & Supplies - 0.9%
ACCO Brands Corp. (a)	56,232	246
Clean Harbors, Inc. (a)	196,090	10,230
Consolidated Graphics, Inc. (a)	104,500	1,912
EnergySolutions, Inc.	245,288	2,112
GeoEye, Inc. (a)	735,162	18,232
R.R. Donnelley & Sons Co.	1,362,600	18,940
Republic Services, Inc.	378,595	10,071
		61,743
Construction & Engineering - 0.7%
Chicago Bridge & Iron Co. NV (NY Shares)	880,200	12,279
Great Lakes Dredge & Dock Corp. (f)	3,074,870	17,803
MYR Group, Inc. (a)	316,357	5,701
Tutor Perini Corp. (a)	320,300	5,910
URS Corp. (a)	145,500	7,362
		49,055
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Electrical Equipment - 1.1%
AMETEK, Inc.	202,455	$ 6,551
Cooper Industries Ltd. Class A	1,013,651	33,400
First Solar, Inc. (a)	44,400	6,855
Renewable Energy Corp. AS (a)(e)	1,821,703	14,459
Roper Industries, Inc.	76,100	3,639
Sunpower Corp.:
Class A (a)(e)	204,100	6,572
Class B (a)	262,100	7,155
		78,631
Industrial Conglomerates - 1.2%
Carlisle Companies, Inc.	24,000	752
Koninklijke Philips Electronics NV	318,200	7,244
McDermott International, Inc. (a)	1,060,478	20,722
Rheinmetall AG	165,100	8,038
Siemens AG sponsored ADR	185,600	14,751
Textron, Inc.	2,062,132	27,715
		79,222
Machinery - 1.5%
Briggs & Stratton Corp.	448,432	7,700
Columbus McKinnon Corp. (NY Shares) (a)	56,000	810
Cummins, Inc.	660,500	28,408
Danaher Corp.	207,500	12,707
Ingersoll-Rand Co. Ltd.	401,700	11,601
JTEKT Corp.	525,600	5,950
Navistar International Corp. (a)	586,400	23,186
Vallourec SA	86,300	11,353
		101,715
Marine - 0.1%
Alexander & Baldwin, Inc.	134,100	3,918
Professional Services - 0.2%
Manpower, Inc.	79,400	3,807
Monster Worldwide, Inc. (a)	578,300	7,535
Robert Half International, Inc.	112,000	2,776
		14,118
Road & Rail - 1.9%
Burlington Northern Santa Fe Corp.	52,600	4,134
Con-way, Inc.	328,119	14,946
CSX Corp.	529,200	21,232
Norfolk Southern Corp.	268,200	11,600
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Road & Rail - continued
Ryder System, Inc.	431,200	$ 15,148
Saia, Inc. (a)	232,035	4,191
Union Pacific Corp.	684,900	39,395
Universal Truckload Services, Inc. (f)	1,138,499	18,364
		129,010
TOTAL INDUSTRIALS		677,094
INFORMATION TECHNOLOGY - 17.6%
Communications Equipment - 3.5%
3Com Corp. (a)	200,200	755
Adtran, Inc.	563,471	13,613
Cisco Systems, Inc. (a)	4,905,000	107,959
CommScope, Inc. (a)	60,000	1,536
Comverse Technology, Inc. (a)	1,687,600	13,349
Infinera Corp. (a)	196,668	1,331
Juniper Networks, Inc. (a)	1,712,800	44,755
Motorola, Inc.	4,780,304	34,227
Palm, Inc. (a)(e)	340,900	5,362
QUALCOMM, Inc.	381,100	17,611
		240,498
Computers & Peripherals - 2.2%
Apple, Inc. (a)	214,100	34,982
Hewlett-Packard Co.	1,847,200	79,984
Netezza Corp. (a)	440,088	3,978
QLogic Corp. (a)	152,000	1,984
SanDisk Corp. (a)	280,201	4,993
Seagate Technology	1,917,100	23,082
		149,003
Electronic Equipment & Components - 2.0%
Agilent Technologies, Inc.	460,500	10,693
Amphenol Corp. Class A	491,700	16,398
Arrow Electronics, Inc. (a)	627,100	16,160
Avnet, Inc. (a)	1,239,389	30,241
Bell Microproducts, Inc. (a)(f)	2,045,259	3,211
BYD Co. Ltd. (H Shares) (a)	240,500	1,333
Corning, Inc.	1,741,300	29,602
Ingram Micro, Inc. Class A (a)	716,650	12,054
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Components - continued
Itron, Inc. (a)	163,124	$ 8,510
Tyco Electronics Ltd.	466,572	10,017
		138,219
Internet Software & Services - 0.8%
Google, Inc. Class A (a)	78,700	34,868
VeriSign, Inc. (a)	984,232	20,118
		54,986
IT Services - 1.7%
Affiliated Computer Services, Inc. Class A (a)	103,200	4,893
Alliance Data Systems Corp. (a)(e)	345,552	17,623
Atos Origin SA	172,136	7,847
Fidelity National Information Services, Inc.	1,031,100	24,148
Lender Processing Services, Inc.	607,865	20,777
Metavante Technologies, Inc. (a)	400,018	12,321
Perot Systems Corp. Class A (a)	634,800	10,144
The Western Union Co.	220,594	3,856
Visa, Inc. Class A	93,300	6,107
Wright Express Corp. (a)	171,996	4,864
		112,580
Office Electronics - 0.1%
Xerox Corp.	715,600	5,861
Semiconductors & Semiconductor Equipment - 4.7%
Analog Devices, Inc.	548,300	15,007
Applied Materials, Inc.	1,881,900	25,970
Atmel Corp. (a)	13,661,161	56,967
Cymer, Inc. (a)	456,900	15,631
Fairchild Semiconductor International, Inc. (a)	2,637,600	23,290
Globe Specialty Metals, Inc.	200,000	1,440
International Rectifier Corp. (a)	606,502	10,044
Kulicke & Soffa Industries, Inc. (a)	440,300	2,585
Lam Research Corp. (a)	1,962,693	58,999
LTX-Credence Corp. (a)(f)	7,536,843	6,783
Maxim Integrated Products, Inc.	1,132,800	20,073
MEMC Electronic Materials, Inc. (a)	441,600	7,781
Micron Technology, Inc. (a)	2,238,100	14,301
National Semiconductor Corp.	762,677	11,486
ON Semiconductor Corp. (a)	3,138,654	22,912
Semitool, Inc. (a)	1,089,100	6,447
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
Standard Microsystems Corp. (a)	44,000	$ 1,021
Varian Semiconductor Equipment Associates, Inc. (a)	628,750	20,145
		320,882
Software - 2.6%
Adobe Systems, Inc. (a)	96,000	3,112
ANSYS, Inc. (a)	240,250	7,510
BMC Software, Inc. (a)	266,400	9,066
Citrix Systems, Inc. (a)	376,062	13,388
Informatica Corp. (a)	386,100	7,100
Microsoft Corp.	2,804,100	65,952
Misys PLC	1,876,400	5,682
Nice Systems Ltd. sponsored ADR (a)	32,000	876
Oracle Corp.	1,909,700	42,262
Sourcefire, Inc. (a)	881,315	15,546
Ubisoft Entertainment SA (a)	308,270	5,266
		175,760
TOTAL INFORMATION TECHNOLOGY		1,197,789
MATERIALS - 6.5%
Chemicals - 3.4%
Air Products & Chemicals, Inc.	176,200	13,145
Airgas, Inc.	199,200	8,880
Albemarle Corp.	311,600	9,258
Ashland, Inc.	699,123	23,169
Celanese Corp. Class A	1,187,200	30,511
CF Industries Holdings, Inc.	44,100	3,481
Cytec Industries, Inc.	120,002	3,012
Dow Chemical Co.	663,900	14,055
Huabao International Holdings Ltd.	1,720,000	1,795
Monsanto Co.	339,300	28,501
Rockwood Holdings, Inc. (a)	316,293	5,668
Solutia, Inc. (a)	1,832,800	16,385
Spartech Corp.	1,367,190	17,090
Terra Industries, Inc.	445,574	12,993
The Mosaic Co.	264,000	13,768
W.R. Grace & Co. (a)	1,573,025	26,159
		227,870
Common Stocks - continued
	Shares	Value (000s)
MATERIALS - continued
Construction Materials - 0.1%
Eagle Materials, Inc.	111,400	$ 3,041
Vulcan Materials Co.	143,500	6,813
		9,854
Containers & Packaging - 1.1%
Ball Corp.	139,362	6,740
Owens-Illinois, Inc. (a)	785,376	26,656
Rock-Tenn Co. Class A	227,444	10,226
Temple-Inland, Inc.	1,779,700	27,870
		71,492
Metals & Mining - 1.9%
Agnico-Eagle Mines Ltd. (Canada)	58,300	3,419
ArcelorMittal SA (NY Shares) Class A	313,000	11,281
Commercial Metals Co.	869,900	14,388
Eldorado Gold Corp. (a)	3,180,700	31,974
First Quantum Minerals Ltd.	20,000	1,332
Ivanhoe Mines Ltd. (a)	2,052,800	16,577
Lihir Gold Ltd. (a)	4,086,470	9,467
Newcrest Mining Ltd.	483,902	12,141
Newmont Mining Corp.	198,700	8,216
Nucor Corp.	96,000	4,269
Rio Tinto PLC (Reg.)	182,200	7,589
Timminco Ltd. (a)(e)	1,450,275	1,413
United States Steel Corp.	67,400	2,679
Vale SA sponsored ADR	144,400	2,849
		127,594
Paper & Forest Products - 0.0%
Weyerhaeuser Co.	72,100	2,526
TOTAL MATERIALS		439,336
TELECOMMUNICATION SERVICES - 1.7%
Diversified Telecommunication Services - 1.3%
AT&T, Inc.	1,495,546	39,228
Cincinnati Bell, Inc. (a)	1,769,942	5,540
Qwest Communications International, Inc.	5,970,371	23,046
Verizon Communications, Inc.	746,532	23,941
		91,755
Common Stocks - continued
	Shares	Value (000s)
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunication Services - 0.4%
Sprint Nextel Corp. (a)	4,724,200	$ 18,897
Vivo Participacoes SA sponsored ADR	331,600	7,551
		26,448
TOTAL TELECOMMUNICATION SERVICES		118,203
UTILITIES - 2.6%
Electric Utilities - 0.9%
Allegheny Energy, Inc.	826,300	20,831
Entergy Corp.	214,712	17,248
FirstEnergy Corp.	560,900	23,109
		61,188
Gas Utilities - 0.3%
EQT Corp.	297,200	11,407
Questar Corp.	53,900	1,782
Xinao Gas Holdings Ltd.	3,604,000	5,971
		19,160
Independent Power Producers & Energy Traders - 1.2%
AES Corp.	1,057,600	13,527
Constellation Energy Group, Inc.	825,200	23,683
NRG Energy, Inc. (a)	1,383,053	37,633
RRI Energy, Inc. (a)	1,773,750	9,490
		84,333
Multi-Utilities - 0.2%
CMS Energy Corp.	257,400	3,331
Public Service Enterprise Group, Inc.	79,500	2,580
Sempra Energy	174,900	9,170
		15,081
TOTAL UTILITIES		179,762
TOTAL COMMON STOCKS (Cost $6,617,884)		6,649,504
Preferred Stocks - 0.6%
	Shares	Value (000s)
Convertible Preferred Stocks - 0.5%
ENERGY - 0.2%
Oil, Gas & Consumable Fuels - 0.2%
McMoRan Exploration Co. 6.75%	48,000	$ 2,605
SandRidge Energy, Inc. 8.50% (a)(g)	80,500	10,777
		13,382
FINANCIALS - 0.0%
Diversified Financial Services - 0.0%
CIT Group, Inc. Series C, 8.75%	435,450	1,834
MATERIALS - 0.3%
Metals & Mining - 0.3%
Freeport-McMoRan Copper & Gold, Inc. 6.75%	230,400	21,262
TOTAL CONVERTIBLE PREFERRED STOCKS		36,478
Nonconvertible Preferred Stocks - 0.1%
CONSUMER DISCRETIONARY - 0.1%
Automobiles - 0.1%
Fiat SpA (a)	936,600	5,897
TOTAL PREFERRED STOCKS (Cost $59,735)		42,375
Investment Companies - 0.4%

Ares Capital Corp. (Cost $32,167)	2,550,900	23,035
Corporate Bonds - 0.9%
	Principal Amount (000s)
Convertible Bonds - 0.7%
CONSUMER DISCRETIONARY - 0.0%
Media - 0.0%
Virgin Media, Inc. 6.5% 11/15/16 (g)	$ 3,040	2,678
FINANCIALS - 0.2%
Capital Markets - 0.0%
Janus Capital Group, Inc. 3.25% 7/15/14	1,310	1,573
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Convertible Bonds - continued
FINANCIALS - continued
Thrifts & Mortgage Finance - 0.2%
MGIC Investment Corp. 9% 4/1/63 (d)(g)	$ 15,533	$ 9,067
TOTAL FINANCIALS		10,640
HEALTH CARE - 0.1%
Pharmaceuticals - 0.1%
Endo Pharmaceuticals Holdings, Inc. 1.75% 4/15/15 (g)	8,010	7,288
INDUSTRIALS - 0.1%
Airlines - 0.0%
U.S. Airways Group, Inc. 7.25% 5/15/14	3,200	2,621
Construction & Engineering - 0.1%
MasTec, Inc. 4% 6/15/14	3,990	3,795
TOTAL INDUSTRIALS		6,416
INFORMATION TECHNOLOGY - 0.3%
Semiconductors & Semiconductor Equipment - 0.3%
Advanced Micro Devices, Inc. 6% 5/1/15	14,820	8,966
Amkor Technology, Inc. 6% 4/15/14 (g)	4,010	8,887
		17,853
TOTAL CONVERTIBLE BONDS		44,875
Nonconvertible Bonds - 0.2%
ENERGY - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
OPTI Canada, Inc.:
7.875% 12/15/14	5,385	3,446
8.25% 12/15/14	5,330	3,544
		6,990
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
INFORMATION TECHNOLOGY - 0.1%
Semiconductors & Semiconductor Equipment - 0.1%
Freescale Semiconductor, Inc. 10.125% 12/15/16	$ 19,510	$ 10,145
TOTAL NONCONVERTIBLE BONDS		17,135
TOTAL CORPORATE BONDS (Cost $52,937)		62,010
Money Market Funds - 0.9%
	Shares
Fidelity Cash Central Fund, 0.37% (b)	18,716,928	18,717
Fidelity Securities Lending Cash Central Fund, 0.22% (b) (c)	43,857,767	43,858
TOTAL MONEY MARKET FUNDS (Cost $62,575)		62,575
TOTAL INVESTMENT PORTFOLIO - 100.5% (Cost $6,825,298)		6,839,499
NET OTHER ASSETS - (0.5)%		(34,445)
NET ASSETS - 100%		$ 6,805,054
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Non-income producing - Issuer is in default.
(e) Security or a portion of the security is on loan at period end.
(f) Affiliated company

(g) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $51,166,000 or 0.8% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 1,590
Fidelity Securities Lending Cash Central Fund	1,696
Total	$ 3,286
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliates (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Bell Microproducts, Inc.	$ -	$ 3,861	$ -	$ -	$ 3,211
DUSA Pharmaceuticals, Inc.	-	2,024	255	-	1,459
Great Lakes Dredge & Dock Corp.	-	31,981	6,701	205	17,803
LandAmerica Financial Group, Inc.	-	15,713	2,492	-	-
LTX-Credence Corp.	-	14,429	-	-	6,783
Tween Brands, Inc.	-	24,152	714	-	14,547
Universal Truckload Services, Inc.	-	28,875	2,127	1,172	18,364
Total	$ -	$ 121,035	$ 12,289	$ 1,377	$ 62,167
Other Information

The following is a summary of the inputs used, as of July 31, 2009, involving the Fund's assets and liabilities carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 760,038	$ 744,511	$ 15,527	$ -
Consumer Staples	561,907	561,907	-	-
Energy	800,788	787,406	13,382	-
Financials	1,101,930	1,092,453	9,477	-
Health Care	833,770	822,775	10,995	-
Industrials	677,094	669,850	7,244	-
Information Technology	1,197,789	1,197,789	-	-
Materials	460,598	431,747	28,851	-
Telecommunication Services	118,203	118,203	-	-
Utilities	179,762	179,762	-	-
Corporate Bonds	62,010	-	62,010	-
Investment Companies	23,035	23,035	-	-
Money Market Funds	62,575	62,575	-	-
Total Investments in Securities:	$ 6,839,499	$ 6,692,013	$ 147,486	$ -
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	88.0%
Switzerland	2.2%
Canada	1.9%
Bermuda	1.2%
Norway	1.1%
Others (individually less than 1%)	5.6%
100.0%
Income Tax Information
At July 31, 2009, the fund had a capital loss carryforward of approximately $698,365,000 all of which will expire on July 31, 2017.
The fund intends to elect to defer to its fiscal year ending July 31, 2010 approximately $988,540,000 of losses recognized during the period November 1, 2008 to July 31, 2009.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	July 31, 2009

Assets
Investment in securities, at value (including securities loaned of $42,619) - See accompanying schedule: Unaffiliated issuers (cost $6,671,321)	$ 6,714,757
Fidelity Central Funds (cost $62,575)	62,575
Other affiliated issuers (cost $91,402)	62,167
Total Investments (cost $6,825,298)		$ 6,839,499
Cash		352
Receivable for investments sold		73,405
Receivable for fund shares sold		6,208
Dividends receivable		3,090
Interest receivable		811
Distributions receivable from Fidelity Central Funds		159
Prepaid expenses		27
Other receivables		198
Total assets		6,923,749

Liabilities
Payable for investments purchased	$ 63,774
Payable for fund shares redeemed	5,293
Accrued management fee	2,909
Other affiliated payables	1,631
Other payables and accrued expenses	1,230
Collateral on securities loaned, at value	43,858
Total liabilities		118,695

Net Assets		$ 6,805,054
Net Assets consist of:
Paid in capital		$ 8,561,025
Undistributed net investment income		23,975
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,793,179)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		13,233
Net Assets		$ 6,805,054
Dividend Growth: Net Asset Value, offering price and redemption price per share ($6,603,429 ÷ 326,173 shares)		$ 20.25

Class K: Net Asset Value, offering price and redemption price per share ($201,625 ÷ 9,951 shares)		$ 20.26

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended July 31, 2009

Investment Income
Dividends (including $1,377 earned from other affiliated issuers)		$ 113,442
Interest		4,269
Income from Fidelity Central Funds		3,286
Total income		120,997

Expenses
Management fee Basic fee	$ 34,738
Performance adjustment	(16,365)
Transfer agent fees	17,616
Accounting and security lending fees	1,221
Custodian fees and expenses	184
Independent trustees' compensation	43
Registration fees	99
Audit	83
Legal	47
Interest	1
Miscellaneous	652
Total expenses before reductions	38,319
Expense reductions	(195)	38,124
Net investment income (loss)		82,873
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(1,733,967)
Other affiliated issuers	(17,344)
Foreign currency transactions	(355)
Total net realized gain (loss)		(1,751,666)
Change in net unrealized appreciation (depreciation) on: Investment securities	144,862
Assets and liabilities in foreign currencies	(11)
Total change in net unrealized appreciation (depreciation)		144,851
Net gain (loss)		(1,606,815)
Net increase (decrease) in net assets resulting from operations		$ (1,523,942)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended July 31, 2009	Year ended July 31, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 82,873	$ 193,226
Net realized gain (loss)	(1,751,666)	719,192
Change in net unrealized appreciation (depreciation)	144,851	(2,925,394)
Net increase (decrease) in net assets resulting from operations	(1,523,942)	(2,012,976)
Distributions to shareholders from net investment income	(132,865)	(220,835)
Distributions to shareholders from net realized gain	(361,284)	(1,096,481)
Total distributions	(494,149)	(1,317,316)
Share transactions - net increase (decrease)	(678,997)	(3,432,228)
Total increase (decrease) in net assets	(2,697,088)	(6,762,520)

Net Assets
Beginning of period	9,502,142	16,264,662
End of period (including undistributed net investment income of $23,975 and undistributed net investment income of $96,848, respectively)	$ 6,805,054	$ 9,502,142

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Dividend Growth

Years ended July 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 25.40	$ 32.73	$ 29.50	$ 28.85	$ 26.58
Income from Investment Operations
Net investment income (loss) B	.24	.43	.52 E	.35	.45 F
Net realized and unrealized gain (loss)	(4.01)	(5.08)	3.98	.99	2.21
Total from investment operations	(3.77)	(4.65)	4.50	1.34	2.66
Distributions from net investment income	(.37)	(.45)	(.45)	(.31)	(.39)
Distributions from net realized gain	(1.01)	(2.23)	(.82)	(.38)	-
Total distributions	(1.38) H	(2.68)	(1.27)	(.69)	(.39)
Net asset value, end of period	$ 20.25	$ 25.40	$ 32.73	$ 29.50	$ 28.85
Total Return A	(15.33)%	(15.45)%	15.62%	4.73%	10.08%
Ratios to Average Net Assets C,G
Expenses before reductions	.62%	.64%	.61%	.60%	.68%
Expenses net of fee waivers, if any	.62%	.64%	.61%	.60%	.68%
Expenses net of all reductions	.62%	.63%	.60%	.59%	.66%
Net investment income (loss)	1.34%	1.47%	1.62% E	1.21%	1.64% F
Supplemental Data
Net assets, end of period (in millions)	$ 6,603	$ 9,502	$ 16,265	$ 15,523	$ 17,399
Portfolio turnover rate D	177%	52%	36%	30%	26%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.07 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been 1.40%.

F Investment income per share reflects a special dividend which amounted to $.16 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been 1.06%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Total distributions of $1.38 per share is comprised of distributions from net investment income of $.374 and distributions from net realized gain of $1.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Years ended July 31,

2009

2008 G

Selected Per-Share Data
Net asset value, beginning of period	$ 25.41	$ 27.72
Income from Investment Operations
Net investment income (loss) D	.26	.10
Net realized and unrealized gain (loss)	(4.00)	(2.41)
Total from investment operations	(3.74)	(2.31)
Distributions from net investment income	(.41)	-
Distributions from net realized gain	(1.01)	-
Total distributions	(1.41) I	-
Net asset value, end of period	$ 20.26	$ 25.41
Total Return B,C	(15.16)%	(8.33)%
Ratios to Average Net Assets E,H
Expenses before reductions	.40%	.47% A
Expenses net of fee waivers, if any	.40%	.47% A
Expenses net of all reductions	.39%	.47% A
Net investment income (loss)	1.57%	1.66% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 201,625	$ 92
Portfolio turnover rate F	177%	52%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period May 9, 2008 (commencement of sale of shares) to July 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Total distributions of $1.41 per share is comprised of distributions from net investment income of $.407 and distributions from net realized gain of $1.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2009

(Amounts in thousands except ratios)

1. Organization.

Fidelity Dividend Growth Fund (the Fund) is a fund of Fidelity Securities Fund (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Dividend Growth and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. After the commencement of Class K, the Fund began offering conversion privileges between Dividend Growth and Class K to eligible shareholders of Dividend Growth. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after period end through the date that the financial statements were issued, September 29, 2009, have

Annual Report

3. Significant Accounting Policies - continued

been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are classified into three levels. Level 1 includes readily available unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes observable inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. Level 3 includes unobservable inputs when market prices are not readily available or reliable. Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy. The aggregate value by input level, as of July 31, 2009, for the Fund's investments is included at the end of the Fund's Schedule of Investments. Valuation techniques of the Fund's major categories of assets and liabilities as presented in the Schedule of Investments are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, are valued based on quotations received from dealers who make markets in such securities or by independent pricing services. For corporate bonds pricing services generally utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Annual Report

3. Significant Accounting Policies - continued

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There are no unrecognized tax benefits in the accompanying financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), market discount, partnerships, deferred trustee compensation, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 935,146
Unrealized depreciation	(1,036,595)
Net unrealized appreciation (depreciation)	$ (101,449)

Undistributed ordinary income	$ 32,569
Capital loss carryforward	$ (698,365)

Cost for federal income tax purposes	$ 6,940,948

The tax character of distributions paid was as follows:

	July 31, 2009	July 31, 2008
Ordinary Income	$ 134,581	$ 363,336
Long-term Capital Gains	359,568	953,980
Total	$ 494,149	$ 1,317,316

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $11,112,300 and $11,753,323, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ±.20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the retail class of the Fund, Dividend Growth, as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .30% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Dividend Growth. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Dividend Growth	$ 17,546.29
Class K	70.06
	$ 17,616

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $165 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end,

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

6. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program - continued

there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 8,117.79%		$ 1

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $28 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $1,696.

Annual Report

9. Expense Reductions.

FMR voluntarily agreed to reimburse a portion of Dividend Growth's operating expenses. During the period, this reimbursement reduced the class' expenses by $12.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $117 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $35. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Dividend Growth	$ 31

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2009	2008
From net investment income
Dividend Growth	$ 131,611	$ 220,835
Class K	1,254	-
Total	$ 132,865	$ 220,835
From net realized gain
Dividend Growth	$ 361,247	$ 1,096,481
Class K	37	-
Total	$ 361,284	$ 1,096,481

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2009	2008 A	2009	2008 A
Dividend Growth
Shares sold	75,287	49,077	$ 1,282,313	$ 1,434,899
Conversion to Class K	(9,623)	-	(178,188)	-
Reinvestment of distributions	21,264	41,883	478,613	1,277,084
Shares redeemed	(134,869)	(213,761)	(2,446,584)	(6,144,311)
Net increase (decrease)	(47,941)	(122,801)	$ (863,846)	$ (3,432,328)

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

11. Share Transactions - continued

	Shares		Dollars
Years ended July 31,	2009	2008 A	2009	2008 A
Class K
Shares sold	2,088	4	$ 35,139	$ 100
Conversion from Dividend Growth	9,623	-	178,188	-
Reinvestment of distributions	86	-	1,291	-
Shares redeemed	(1,850)	-	(29,769)	-
Net increase (decrease)	9,947	4	$ 184,849	$ 100

A Share transactions for Class K are for the period May 9, 2008 (commencement of sale of shares) to July 31, 2008.

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and the Shareholders of Fidelity Dividend Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Dividend Growth Fund (a fund of Fidelity Securities Fund) at July 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Dividend Growth Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 29, 2009

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for Mr. Edward C. Johnson 3d and Mr. James C. Curvey, each of the Trustees oversees 220 funds advised by FMR or an affiliate. Mr. Johnson oversees 262 funds advised by FMR or an affiliate. Mr. Curvey oversees 392 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (79)

Year of Election or Appointment: 1984

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (74)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (61)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (55)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (65)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (64)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (65)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (70)

Year of Election or Appointment: 2001

Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (60)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (58)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (65)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (39)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2009-present) and is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Bruce T. Herring (43)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Group Chief Investments Officer of FMR. Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (44)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as a portfolio manager.

Scott C. Goebel (41)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Secretary of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (40)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Vice President and Associate General Counsel of FMR LLC (2005-present), and is an employee of Fidelity Investments.

Holly C. Laurent (55)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (50)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (62)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (47)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian also serves as Chief Financial Officer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments. Previously, Mr. Christian served as Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009) and as Vice President of Business Analysis (2003-2004).

Bryan A. Mehrmann (48)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (41)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

John R. Hebble (51)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Paul M. Murphy (62)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments. Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (50)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Dividend Growth Fund voted to pay on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class K	9/14/09	9/11/09	$0.093	$0.029

Class K designates 100% and 85% of the dividends distributed in September and December, respectively during the fiscal year as qualifying for the dividend-received deduction for corporate shareholders.

Class K designates 100% and 88% of the dividends distributed in September and December, respectively during the fiscal year as amounts which can be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2010 of amounts for use in preparing 2009 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Dividend Growth Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2009 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. In response to last year's financial crisis, FMR took a number of actions intended to cut costs and improve efficiency without weakening the investment teams or resources. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure and broaden the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) contractually agreeing to reduce the management fee on Fidelity U.S. Bond Index Fund; and (iv) expanding Class A and Class T load waiver categories to increase rollover retention opportunities and create consistent policies across the classes.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for Fidelity Dividend Growth (retail class), as well as the fund's relative investment performance for Fidelity Dividend Growth (retail class) measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2008, the cumulative total returns of Fidelity Dividend Growth (retail class) of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. (Class K of the fund had less than one year of performance as of December 31, 2008.) The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below each chart corresponds to the percentile box and represents the percentage of funds in the peer group whose performance was equal to or lower than that of Fidelity Dividend Growth (retail class) of the fund.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Dividend Growth Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Fidelity Dividend Growth (retail class) of the fund was in the fourth quartile for all the periods shown. The Board also stated that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board discussed with FMR actions that have been taken by FMR to improve the fund's disappointing performance relative to its peer group and benchmark. The Board noted that this fund had underperformed in the previous year and discussed with FMR its disappointment with the continued underperformance of the fund. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board reviewed the year-to-date performance of Fidelity Dividend Growth (retail class) through May 31, 2009 and stated that it exceeded the fund's benchmark.

Annual Report

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in 2008, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 11% means that 89% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Dividend Growth Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2008. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each class ranked below its competitive median for the period.

Annual Report

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

In February 2009, the Board created an Ad Hoc Committee (the "Committee") to analyze economies of scale. The Committee was formed to consider whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Committee, that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's compensation structure for portfolio managers and key personnel, including performance benchmarks used by Fidelity in evaluating incentive compensation for portfolio managers and research analysts; (iv) the structure and process of equity research and actions taken by FMR to improve the quality of research; (v) the selection of and compensation paid by FMR to fund sub-advisers; (vi) Fidelity's fee structures and rationale for recommending different fees among categories of funds; (vii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; (viii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; and (ix) explanations for the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub Advisers

FMR Co., Inc.

Fidelity Research & Analysis Company

Fidelity Management & Research
(U.K.) Inc.

FIL Investment Advisors

Fidelity Investments Japan Limited

FIL Investment Advisors (U.K.) Ltd.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.,
New York, NY

DGF-K-UANN-0909
1.863064.100

Fidelity®

Growth & Income

Portfolio

Annual Report

July 31, 2009
(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.fidelity.advisor.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

We've seen a welcome uptick in the global equity markets this spring and summer, as signs of stabilization in some economic indicators have brought many investors back into the marketplace. But there remain other key measures - notably high unemployment and slack consumer spending - that suggest the road back to economic health could still be a bumpy ride. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,
/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2009	Past 1 year	Past 5 years	Past 10 years
Growth & Income	-33.32%	-7.48%	-4.57%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Growth & Income, a class of the fund, on July 31, 1999. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500SM Index (S&P 500®) performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stocks - battered by the effects of a global credit crisis for most of the year - were aided by early signs of a healing economy during the final months of the year ending July 31, 2009. For roughly half of the 12-month period, equities were in free fall, as a succession of large financial institutions around the world either collapsed or were forced into mergers or government conservatorship, and harried investors relinquished riskier assets in a massive flight to quality. By March, however, as unprecedented government interventions around the world took root, signs of a potential recovery began to emerge: corporate profits, though still weak, began to stabilize and valuations started to return to normal trading ranges. Against this improving backdrop, major equity indexes posted significant gains in March and April, which carried through to the end of the period. For the year overall, the Standard & Poor's 500SM Index declined 19.96%, while the Dow Jones U.S. Total Stock Market IndexSM - the broadest overall gauge of domestic equities - was down 19.95%. Meanwhile, the blue-chip-laden Dow Jones Industrial AverageSM fell 16.62% and the technology-heavy Nasdaq Composite® Index posted a 14.05% loss.

Comments from James Catudal, Portfolio Manager of Fidelity® Growth & Income Portfolio: The fund's Retail Class shares fell 33.32% during the year, lagging the S&P 500®. An overweighting and poor security selection in financials played a big role in our underperformance. Stock picking in energy, consumer discretionary, industrials, health care and consumer staples also held back returns, as did underweightings in the last two groups. The fund's foreign holdings were particularly weak, hurt in part by a stronger dollar. Conversely, an overweighting and good security selection in information technology helped. Within financials, American International Group (AIG) - since sold from the portfolio - was by far the fund's largest detractor, followed by Bank of America, Wachovia and an out-of-index position in KKR Private Equity. The KKR holding was sold. Wachovia was eventually taken over by Wells Fargo, another holding of the fund. Elsewhere, underweighting oil giant Exxon Mobil made it a notable detractor. The fund benefited from underweighting industrials conglomerate General Electric, which struggled on multiple fronts. Another boost came from overweighting consumer giant Procter & Gamble in the first half of the year and underweighting it in the second half. That position was sold. Investment bank Goldman Sachs was a standout, while in technology, Apple and ASML Holding - a Dutch semiconductor equipment manufacturer - both contributed.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2009 to July 31, 2009).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio	Beginning Account Value February 1, 2009	Ending Account Value July 31, 2009	Expenses Paid During Period* February 1, 2009 to July 31, 2009
Growth and Income	.82%
Actual		$ 1,000.00	$ 1,239.40	$ 4.55
HypotheticalA		$ 1,000.00	$ 1,020.73	$ 4.11
Class K	.56%
Actual		$ 1,000.00	$ 1,242.20	$ 3.11
HypotheticalA		$ 1,000.00	$ 1,022.02	$ 2.81

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Exxon Mobil Corp.	3.2	3.0
Microsoft Corp.	2.8	0.9
JPMorgan Chase & Co.	2.2	2.8
Wal-Mart Stores, Inc.	2.1	2.4
State Street Corp.	1.9	1.0
Cisco Systems, Inc.	1.8	1.3
Apple, Inc.	1.7	1.9
Applied Materials, Inc.	1.7	1.3
Hewlett-Packard Co.	1.7	2.4
Goldman Sachs Group, Inc.	1.6	0.3
	20.7
Top Five Market Sectors as of July 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	22.8	22.6
Financials	15.9	17.4
Health Care	15.1	18.4
Consumer Discretionary	12.0	9.2
Energy	10.5	8.9
Asset Allocation (% of fund's net assets)
As of July 31, 2009*		As of January 31, 2009**
	Stocks 98.5%		Stocks 96.3%
	Short-Term Investments and Net Other Assets 1.5%		Short-Term Investments and Net Other Assets 3.7%
* Foreign investments	10.6%	** Foreign investments	15.9%

Annual Report

Investments July 31, 2009

Showing Percentage of Net Assets

Common Stocks - 98.5%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 12.0%
Auto Components - 1.0%
Johnson Controls, Inc.	1,100,000	$ 28,468
The Goodyear Tire & Rubber Co. (a)	1,915,677	32,605
		61,073
Automobiles - 0.5%
Ford Motor Co. (a)	1,850,000	14,800
Toyota Motor Corp. sponsored ADR	215,000	18,099
		32,899
Hotels, Restaurants & Leisure - 1.1%
Buffalo Wild Wings, Inc. (a)	310,000	12,509
Burger King Holdings, Inc.	70,000	1,191
Carnival Corp. unit	335,000	9,377
Darden Restaurants, Inc.	565,000	18,300
Marriott International, Inc. Class A	423,400	9,120
Sonic Corp. (a)	365,000	4,026
Starbucks Corp. (a)	850,000	15,045
		69,568
Household Durables - 2.7%
Centex Corp.	2,310,124	25,203
KB Home (d)	2,800,000	46,732
Mohawk Industries, Inc. (a)	280,000	14,442
Newell Rubbermaid, Inc.	825,000	10,618
Ryland Group, Inc.	1,800,000	35,946
Toll Brothers, Inc. (a)	1,025,092	20,051
Whirlpool Corp.	310,000	17,698
		170,690
Internet & Catalog Retail - 0.1%
Amazon.com, Inc. (a)	85,000	7,290
Media - 2.2%
Comcast Corp. Class A	1,930,000	28,680
Lamar Advertising Co. Class A (a)(d)	295,000	6,207
McGraw-Hill Companies, Inc.	460,000	14,421
The DIRECTV Group, Inc. (a)	700,000	18,130
The Walt Disney Co.	1,710,000	42,955
Time Warner, Inc.	1,143,333	30,481
		140,874
Multiline Retail - 1.0%
Kohl's Corp. (a)	430,000	20,877
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Multiline Retail - continued
Macy's, Inc.	625,000	$ 8,694
Target Corp.	830,000	36,205
		65,776
Specialty Retail - 3.1%
Best Buy Co., Inc.	475,000	17,751
Lowe's Companies, Inc.	3,050,000	68,503
PetSmart, Inc.	100,000	2,237
Sherwin-Williams Co.	435,000	25,121
Staples, Inc.	2,130,000	44,773
Tiffany & Co., Inc.	480,000	14,318
TJX Companies, Inc.	675,000	24,455
		197,158
Textiles, Apparel & Luxury Goods - 0.3%
Polo Ralph Lauren Corp. Class A	260,000	16,393
TOTAL CONSUMER DISCRETIONARY		761,721
CONSUMER STAPLES - 7.2%
Beverages - 1.2%
Coca-Cola Enterprises, Inc.	605,000	11,368
The Coca-Cola Co.	1,315,000	65,540
		76,908
Food & Staples Retailing - 2.7%
CVS Caremark Corp.	1,257,900	42,114
Wal-Mart Stores, Inc.	2,635,000	131,434
		173,548
Food Products - 1.7%
Bunge Ltd.	50,000	3,499
Corn Products International, Inc.	265,000	7,420
Kraft Foods, Inc. Class A	1,110,000	31,457
Nestle SA (Reg.)	1,197,000	49,262
Ralcorp Holdings, Inc. (a)	250,000	15,878
		107,516
Household Products - 0.6%
Colgate-Palmolive Co.	490,000	35,496
Tobacco - 1.0%
Philip Morris International, Inc.	1,425,000	66,405
TOTAL CONSUMER STAPLES		459,873
Common Stocks - continued
	Shares	Value (000s)
ENERGY - 10.5%
Energy Equipment & Services - 2.8%
BJ Services Co.	375,000	$ 5,318
Cameron International Corp. (a)	1,280,000	39,974
Halliburton Co.	645,000	14,248
Helmerich & Payne, Inc.	285,000	9,793
Nabors Industries Ltd. (a)	1,020,000	17,360
Schlumberger Ltd.	1,020,000	54,570
Smith International, Inc.	395,000	9,926
Weatherford International Ltd. (a)	1,265,000	23,731
		174,920
Oil, Gas & Consumable Fuels - 7.7%
Apache Corp.	325,000	27,284
Chesapeake Energy Corp.	730,000	15,651
EOG Resources, Inc.	270,000	19,988
Exxon Mobil Corp.	2,915,000	205,175
Occidental Petroleum Corp.	1,105,000	78,831
Peabody Energy Corp.	190,000	6,291
Petrohawk Energy Corp. (a)	640,000	15,539
Plains Exploration & Production Co. (a)	526,300	15,078
Range Resources Corp.	830,000	38,520
Southwestern Energy Co. (a)	965,000	39,980
Ultra Petroleum Corp. (a)	645,000	28,457
		490,794
TOTAL ENERGY		665,714
FINANCIALS - 15.9%
Capital Markets - 5.0%
Ameriprise Financial, Inc.	490,000	13,622
AP Alternative Assets, L.P. Restricted Depositary Units (a)(e)	4,454,200	13,363
Bank of New York Mellon Corp.	240,000	6,562
Charles Schwab Corp.	730,000	13,045
Goldman Sachs Group, Inc.	619,200	101,115
Janus Capital Group, Inc.	517,375	7,067
Morgan Stanley	1,573,800	44,853
State Street Corp.	2,345,600	117,984
		317,611
Commercial Banks - 1.7%
Huntington Bancshares, Inc.	878,800	3,594
KeyCorp	1,495,000	8,641
PNC Financial Services Group, Inc.	56,800	2,082
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Commercial Banks - continued
U.S. Bancorp, Delaware	525,000	$ 10,715
Wells Fargo & Co.	3,453,900	84,482
		109,514
Consumer Finance - 0.5%
American Express Co.	120,000	3,400
Capital One Financial Corp.	360,000	11,052
Discover Financial Services	28,321	336
SLM Corp. (a)	1,975,000	17,558
		32,346
Diversified Financial Services - 3.7%
Bank of America Corp.	6,473,000	95,736
CME Group, Inc.	8,000	2,231
JPMorgan Chase & Co.	3,535,000	136,628
		234,595
Insurance - 4.3%
ACE Ltd.	1,175,000	57,646
AFLAC, Inc.	70,000	2,650
Assured Guaranty Ltd.	695,000	9,709
Berkshire Hathaway, Inc. Class A (a)	495	48,015
Everest Re Group Ltd.	300,000	24,066
Hartford Financial Services Group, Inc.	130,000	2,144
Lincoln National Corp.	953,800	20,211
MBIA, Inc. (a)	625,000	2,619
MetLife, Inc.	1,460,000	49,567
PartnerRe Ltd.	180,000	12,346
RenaissanceRe Holdings Ltd.	393,000	19,748
The Travelers Companies, Inc.	575,000	24,765
		273,486
Real Estate Investment Trusts - 0.3%
CBL & Associates Properties, Inc.	459,200	2,728
Simon Property Group, Inc.	172,587	9,617
SL Green Realty Corp.	151,600	3,908
		16,253
Real Estate Management & Development - 0.4%
CB Richard Ellis Group, Inc. Class A (a)	2,300,000	25,070
Thrifts & Mortgage Finance - 0.0%
Radian Group, Inc.	800,000	2,664
TOTAL FINANCIALS		1,011,539
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - 15.1%
Biotechnology - 3.5%
Amgen, Inc. (a)	1,144,000	$ 71,283
Amylin Pharmaceuticals, Inc. (a)	900,000	13,239
Biogen Idec, Inc. (a)	62,800	2,986
Celgene Corp. (a)	365,000	20,790
Cephalon, Inc. (a)	308,000	18,064
Dendreon Corp. (a)(d)	265,000	6,416
Gilead Sciences, Inc. (a)	705,000	34,496
MannKind Corp. (a)(d)	420,144	3,365
Myriad Genetics, Inc. (a)	615,000	16,863
OSI Pharmaceuticals, Inc. (a)	240,000	8,110
PDL BioPharma, Inc.	1,100,000	9,053
Vertex Pharmaceuticals, Inc. (a)	515,000	18,545
		223,210
Health Care Equipment & Supplies - 2.3%
Baxter International, Inc.	760,000	42,841
Boston Scientific Corp. (a)	1,425,000	15,305
C.R. Bard, Inc.	80,000	5,886
China Medical Technologies, Inc. sponsored ADR (d)	100,000	1,583
Covidien PLC	1,610,800	60,904
ev3, Inc. (a)	181,500	2,227
St. Jude Medical, Inc. (a)	430,000	16,215
		144,961
Health Care Providers & Services - 3.2%
Express Scripts, Inc. (a)	729,600	51,101
Henry Schein, Inc. (a)	835,000	42,902
Humana, Inc. (a)	370,000	12,155
Medco Health Solutions, Inc. (a)	1,080,000	57,089
UnitedHealth Group, Inc.	1,350,000	37,881
		201,128
Life Sciences Tools & Services - 0.2%
Illumina, Inc. (a)	425,000	15,360
Pharmaceuticals - 5.9%
Abbott Laboratories	1,390,000	62,536
Allergan, Inc.	235,000	12,556
Bristol-Myers Squibb Co.	390,000	8,479
Johnson & Johnson	875,000	53,279
Merck & Co., Inc.	1,485,000	44,565
Pfizer, Inc.	6,123,600	97,549
Roche Holding AG (participation certificate)	145,000	22,863
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Pharmaceuticals - continued
Schering-Plough Corp.	1,130,000	$ 29,956
Wyeth	880,000	40,964
		372,747
TOTAL HEALTH CARE		957,406
INDUSTRIALS - 8.5%
Aerospace & Defense - 1.7%
DigitalGlobe, Inc.	104,800	1,907
Honeywell International, Inc.	475,000	16,483
Lockheed Martin Corp.	285,000	21,307
United Technologies Corp.	1,190,000	64,819
		104,516
Air Freight & Logistics - 0.4%
C.H. Robinson Worldwide, Inc.	260,000	14,178
FedEx Corp.	135,000	9,158
		23,336
Airlines - 0.0%
UAL Corp. (a)	150,000	618
Building Products - 0.1%
Masco Corp.	600,000	8,358
Electrical Equipment - 0.9%
Alstom SA	10,000	687
Evergreen Solar, Inc. (a)(d)	750,000	1,575
First Solar, Inc. (a)	15,000	2,316
Renewable Energy Corp. AS (a)(d)	43,103	342
Rockwell Automation, Inc.	435,000	18,013
Sunpower Corp. Class B (a)	445,000	12,149
Suntech Power Holdings Co. Ltd. sponsored ADR (a)(d)	230,000	4,230
Vestas Wind Systems AS (a)	245,000	17,256
		56,568
Industrial Conglomerates - 1.6%
3M Co.	835,000	58,884
General Electric Co.	1,065,000	14,271
McDermott International, Inc. (a)	1,015,000	19,833
Textron, Inc.	653,100	8,778
		101,766
Machinery - 1.4%
Caterpillar, Inc.	75,000	3,305
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Machinery - continued
Danaher Corp.	400,000	$ 24,496
Eaton Corp.	250,000	12,980
Ingersoll-Rand Co. Ltd.	900,000	25,992
Navistar International Corp. (a)	525,000	20,759
		87,532
Professional Services - 0.7%
Robert Half International, Inc.	1,850,000	45,862
Road & Rail - 1.5%
CSX Corp.	470,000	18,856
Landstar System, Inc.	725,000	26,593
Union Pacific Corp.	880,000	50,618
		96,067
Trading Companies & Distributors - 0.2%
W.W. Grainger, Inc.	150,000	13,487
TOTAL INDUSTRIALS		538,110
INFORMATION TECHNOLOGY - 22.8%
Communications Equipment - 3.2%
Cisco Systems, Inc. (a)	5,075,000	111,701
Juniper Networks, Inc. (a)	853,000	22,289
Motorola, Inc.	50,000	358
QUALCOMM, Inc.	1,315,000	60,766
Tellabs, Inc. (a)	880,000	5,104
		200,218
Computers & Peripherals - 4.7%
Apple, Inc. (a)	680,000	111,105
Dell, Inc. (a)	1,680,000	22,478
Hewlett-Packard Co.	2,455,000	106,302
International Business Machines Corp.	505,000	59,555
		299,440
Electronic Equipment & Components - 1.3%
Corning, Inc.	4,150,000	70,550
Tyco Electronics Ltd.	600,000	12,882
		83,432
Internet Software & Services - 1.8%
eBay, Inc. (a)	1,350,000	28,688
Google, Inc. Class A (a)	180,000	79,749
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Internet Software & Services - continued
Move, Inc. (a)	1,142,925	$ 3,052
Yahoo!, Inc. (a)	410,000	5,871
		117,360
IT Services - 1.0%
Cognizant Technology Solutions Corp. Class A (a)	600,000	17,754
Paychex, Inc.	445,000	11,793
Visa, Inc. Class A	474,400	31,054
		60,601
Semiconductors & Semiconductor Equipment - 5.6%
Applied Materials, Inc.	7,925,400	109,371
ARM Holdings PLC	4,400,000	9,281
ASML Holding NV (NY Shares)	3,300,000	85,833
Broadcom Corp. Class A (a)	260,000	7,340
Intel Corp.	3,431,300	66,053
MEMC Electronic Materials, Inc. (a)	1,150,000	20,263
Micron Technology, Inc. (a)	1,840,000	11,758
Samsung Electronics Co. Ltd.	7,000	4,145
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	351,374	3,679
Texas Instruments, Inc.	650,000	15,633
Xilinx, Inc.	930,000	20,172
		353,528
Software - 5.2%
Adobe Systems, Inc. (a)	575,000	18,642
BMC Software, Inc. (a)	360,000	12,251
Electronic Arts, Inc. (a)	300,000	6,441
Microsoft Corp.	7,470,000	175,694
Oracle Corp.	4,415,000	97,704
Quest Software, Inc. (a)	720,000	10,613
Ubisoft Entertainment SA (a)	445,000	7,601
		328,946
TOTAL INFORMATION TECHNOLOGY		1,443,525
MATERIALS - 3.9%
Chemicals - 2.5%
Airgas, Inc.	185,000	8,247
Albemarle Corp.	700,000	20,797
Ashland, Inc.	475,000	15,742
Dow Chemical Co.	1,420,000	30,061
Common Stocks - continued
	Shares	Value (000s)
MATERIALS - continued
Chemicals - continued
E.I. du Pont de Nemours & Co.	550,000	$ 17,012
Ecolab, Inc.	430,000	17,849
FMC Corp.	45,000	2,189
Monsanto Co.	120,700	10,139
Praxair, Inc.	355,000	27,754
The Mosaic Co.	165,000	8,605
		158,395
Containers & Packaging - 0.2%
Crown Holdings, Inc. (a)	385,000	9,664
Metals & Mining - 1.2%
ArcelorMittal SA (NY Shares) Class A	542,500	19,552
Barrick Gold Corp.	810,000	28,284
Freeport-McMoRan Copper & Gold, Inc.	380,000	22,914
Nucor Corp.	125,000	5,559
		76,309
TOTAL MATERIALS		244,368
TELECOMMUNICATION SERVICES - 1.9%
Diversified Telecommunication Services - 1.3%
AT&T, Inc.	220,000	5,771
Verizon Communications, Inc.	2,439,900	78,248
		84,019
Wireless Telecommunication Services - 0.6%
American Tower Corp. Class A (a)	825,000	28,124
Sprint Nextel Corp. (a)	2,660,000	10,640
		38,764
TOTAL TELECOMMUNICATION SERVICES		122,783
UTILITIES - 0.7%
Electric Utilities - 0.7%
Exelon Corp.	835,000	42,468
TOTAL COMMON STOCKS (Cost $5,820,831)		6,247,507
Money Market Funds - 1.0%
	Shares	Value (000s)
Fidelity Cash Central Fund, 0.37% (b)	43,656,140	$ 43,656
Fidelity Securities Lending Cash Central Fund, 0.22% (b)(c)	17,807,986	17,808
TOTAL MONEY MARKET FUNDS (Cost $61,464)		61,464
TOTAL INVESTMENT PORTFOLIO - 99.5% (Cost $5,882,295)		6,308,971
NET OTHER ASSETS - 0.5%		33,139
NET ASSETS - 100%		$ 6,342,110
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $13,363,000 or 0.2% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 790
Fidelity Securities Lending Cash Central Fund	6,229
Total	$ 7,019
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliates (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
AMBAC Financial Group, Inc.	$ 52,920	$ 8,577	$ 48,933	$ 360	$ -
Assured Guaranty Ltd.	68,760	5,545	47,118	641	-
Evergreen Solar, Inc.	84,060	3,942	17,569	-	-
Ryland Group, Inc.	51,475	-	11,255	489	-
Total	$ 257,215	$ 18,064	$ 124,875	$ 1,490	$ -
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	89.4%
Switzerland	2.7%
Ireland	1.4%
Netherlands	1.4%
Bermuda	1.2%
Others (individually less than 1%)	3.9%
100.0%
Income Tax Information
The fund intends to elect to defer to its fiscal year ending July 31, 2010 approximately $3,596,087,000 of losses recognized during the period November 1, 2008 to July 31, 2009.
At July 31, 2009, the fund had a capital loss carryforward of approximately $3,048,336,000 all of which will expire on July 31, 2017.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	July 31, 2009

Assets
Investment in securities, at value (including securities loaned of $17,091) - See accompanying schedule: Unaffiliated issuers (cost $5,820,831)	$ 6,247,507
Fidelity Central Funds (cost $61,464)	61,464
Total Investments (cost $5,882,295)		$ 6,308,971
Cash		2,681
Receivable for investments sold		87,704
Receivable for fund shares sold		3,448
Dividends receivable		4,335
Distributions receivable from Fidelity Central Funds		211
Prepaid expenses		35
Other receivables		485
Total assets		6,407,870

Liabilities
Payable for investments purchased	$ 37,218
Payable for fund shares redeemed	6,254
Accrued management fee	2,311
Other affiliated payables	1,622
Other payables and accrued expenses	547
Collateral on securities loaned, at value	17,808
Total liabilities		65,760

Net Assets		$ 6,342,110
Net Assets consist of:
Paid in capital		$ 12,722,884
Distributions in excess of net investment income		(94)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(6,807,348)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		426,668
Net Assets		$ 6,342,110

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	July 31, 2009

Growth and Income: Net Asset Value, offering price and redemption price per share ($5,992,786 ÷ 416,689 shares)	$ 14.38

Class K: Net Asset Value, offering price and redemption price per share ($349,324 ÷ 24,300 shares)	$ 14.38

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended July 31, 2009

Investment Income
Dividends (including $1,490 earned from other affiliated issuers)		$ 123,508
Interest		20
Income from Fidelity Central Funds		7,019
Total income		130,547

Expenses
Management fee	$ 32,741
Transfer agent fees	19,735
Accounting and security lending fees	1,310
Custodian fees and expenses	321
Independent trustees' compensation	51
Depreciation in deferred trustee compensation account	(6)
Registration fees	59
Audit	102
Legal	75
Interest	62
Miscellaneous	179
Total expenses before reductions	54,629
Expense reductions	(297)	54,332
Net investment income (loss)		76,215
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(6,161,768)
Other affiliated issuers	(472,758)
Foreign currency transactions	(460)
Futures contracts	5,630
Total net realized gain (loss)		(6,629,356)
Change in net unrealized appreciation (depreciation) on: Investment securities	2,408,234
Assets and liabilities in foreign currencies	64
Total change in net unrealized appreciation (depreciation)		2,408,298
Net gain (loss)		(4,221,058)
Net increase (decrease) in net assets resulting from operations		$ (4,144,843)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended July 31, 2009	Year ended July 31, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 76,215	$ 229,303
Net realized gain (loss)	(6,629,356)	734,862
Change in net unrealized appreciation (depreciation)	2,408,298	(4,659,604)
Net increase (decrease) in net assets resulting from operations	(4,144,843)	(3,695,439)
Distributions to shareholders from net investment income	(95,086)	(214,589)
Distributions to shareholders from net realized gain	(16,566)	(2,632,786)
Total distributions	(111,652)	(2,847,375)
Share transactions - net increase (decrease)	(1,953,179)	(3,598,621)
Total increase (decrease) in net assets	(6,209,674)	(10,141,435)

Net Assets
Beginning of period	12,551,784	22,693,219
End of period (including distributions in excess of net investment income of $94 and undistributed net investment income of $17,315, respectively)	$ 6,342,110	$ 12,551,784

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Growth and Income

Years ended July 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 21.88	$ 31.92	$ 34.16	$ 38.42	$ 35.46
Income from Investment Operations
Net investment income (loss) B	.15	.35	.27	.34	.60 E
Net realized and unrealized gain (loss)	(7.43)	(6.25)	3.84	.18	3.31
Total from investment operations	(7.28)	(5.90)	4.11	.52	3.91
Distributions from net investment income	(.19)	(.33)	(.27)	(.38)	(.61)
Distributions from net realized gain	(.03)	(3.81)	(6.08)	(4.40)	(.34)
Total distributions	(.22)	(4.14)	(6.35)	(4.78)	(.95)
Net asset value, end of period	$ 14.38	$ 21.88	$ 31.92	$ 34.16	$ 38.42
Total Return A	(33.32)%	(20.91)%	14.28%	1.22%	11.15%
Ratios to Average Net Assets C, F
Expenses before reductions	.78%	.68%	.68%	.69%	.69%
Expenses net of fee waivers, if any	.78%	.68%	.68%	.69%	.69%
Expenses net of all reductions	.78%	.67%	.67%	.65%	.68%
Net investment income (loss)	1.07%	1.29%	.84%	.94%	1.63% E
Supplemental Data
Net assets, end of period (in millions)	$ 5,993	$ 12,552	$ 22,693	$ 28,861	$ 31,789
Portfolio turnover rate D	122%	52%	52%	120%	31%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.13 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been 1.27%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Years ended July 31,

2009

2008 G

Selected Per-Share Data
Net asset value, beginning of period	$ 21.88	$ 25.34
Income from Investment Operations
Net investment income (loss) D	.16	.09
Net realized and unrealized gain (loss)	(7.40)	(3.45)
Total from investment operations	(7.24)	(3.36)
Distributions from net investment income	(.23)	(.10)
Distributions from net realized gain	(.03)	-
Total distributions	(.26)	(.10)
Net asset value, end of period	$ 14.38	$ 21.88
Total Return B, C	(33.12)%	(13.22)%
Ratios to Average Net Assets E, H
Expenses before reductions	.56%	.55% A
Expenses net of fee waivers, if any	.56%	.55% A
Expenses net of all reductions	.55%	.55% A
Net investment income (loss)	1.29%	1.73% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 349,324	$ 87
Portfolio turnover rate F	122%	52%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period May 9, 2008 (commencement of sale of shares) to July 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2009

1. Organization.

Fidelity Growth & Income Portfolio (the Fund) is a fund of Fidelity Securities Fund (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Growth & Income and Class K shares, each of which has equal rights as to assets and voting privileges. After the commencement of Class K, the Fund began offering conversion privileges between Growth & Income and Class K to eligible shareholders of Growth and Income. Each class has exclusive voting rights with respect to matters that affect that class. In order to disclose class level financial information dollar amounts presented in the notes are unrounded. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after period end through the date that the financial statements were issued, September 28, 2009, have

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3. Significant Accounting Policies - continued

been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are classified into three levels. Level 1 includes readily available unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes observable inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. Level 3 includes unobservable inputs when market prices are not readily available or reliable. Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy. The aggregate value by input level, as of July 31, 2009, for the Fund's investments is included at the end of the Fund's Schedule of Investments. Valuation techniques of the Fund's major categories of assets and liabilities as presented in the Schedule of Investments are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

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Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Foreign Currency - continued

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the

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3. Significant Accounting Policies - continued

Deferred Trustee Compensation - continued

offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There are no unrecognized tax benefits in the accompanying financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, futures transactions, market discount, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 816,856,909
Unrealized depreciation	(556,606,208)
Net unrealized appreciation (depreciation)	$ 260,250,701
Undistributed ordinary income	$ 3,881,932
Capital loss carryforward	$ (3,048,336,476)

Cost for federal income tax purposes	$ 6,048,720,498

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	July 31, 2009	July 31, 2008
Ordinary Income	$ 95,086,040	$ 576,239,769
Long-term Capital Gains	16,565,698	2,271,135,045
Total	$ 111,651,738	$ 2,847,374,814

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Investments in Derivative Instruments.

Objectives and Strategies for Investing in Derivative Instruments. The Fund uses derivative instruments ("derivatives"), including futures contracts, in order to meet its investment objectives. The Fund's strategy is to use derivatives as a risk management tool and as an additional way to gain exposure to certain types of assets. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

While utilizing derivatives in pursuit of its investment objectives, the Fund is exposed to certain financial risks relative to those derivatives. This risk is further explained below:

Equity Risk

Equity risk is the risk that the value of financial instruments will fluctuate as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The following notes provide more detailed information about each derivative type held by the Fund:

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5. Investments in Derivative Instruments - continued

Futures Contracts. The Fund uses futures contracts to manage its exposure to the stock market. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Buying futures tends to increase a fund's exposure to the underlying instrument, while selling futures tends to decrease a fund's exposure to the underlying instrument. Risks of loss may include equity risk and potential lack of liquidity in the market. Futures have minimal counterparty risk to the Fund since the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

The purchaser or seller of a futures contract is not required to pay for or deliver the instrument unless the contract is held until the delivery date. Upon entering into a futures contract, a fund is required to deposit with a clearing broker, no later than the following business day, an amount ("initial margin") equal to a certain percentage of the face value of the contract. The initial margin may be in the form of cash or securities and is transferred to a segregated account on settlement date. Securities deposited to meet margin requirements are identified in the Fund's Schedule of Investments. Futures contracts are marked-to-market daily and subsequent payments ("variation margin") are made or received by a fund depending on the daily fluctuations in the value of the futures contract. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and changes in value are recognized as unrealized gain (loss). Realized gain (loss) is recorded upon the expiration or closing of the futures contract. The net realized gain (loss) and change in unrealized gain (loss) on futures contracts during the period is included on the Statement of Operations. The total underlying face amount of all open futures contracts at period end is indicative of the volume of this derivative type.

Realized and Change in Unrealized Gain (Loss) on Derivative Instruments. A summary of the Fund's value of derivatives by primary risk exposure as of period end, if any, is included at the end of the Fund's Schedule of Investments. The table below reflects the Fund's realized gain (loss) and change in unrealized gain (loss) for derivatives during the period.

Risk Exposure / Derivative Type	Realized Gain (Loss)	Change in Unrealized Gain (Loss)
Equity Risk
Futures Contracts	$ 5,629,675	$ -
Total Derivatives Realized and Change in Unrealized Gain (Loss) (a)	$ 5,629,675	$ -

(a) Total derivatives realized gain (loss) included in the Statement of Operations is comprised of $5,629,675 for futures contracts.

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Notes to Financial Statements - continued

6. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $8,839,448,112 and $10,830,026,317, respectively.

7. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .46% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Growth & Income. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Growth and Income	$ 19,599,835.29
Class K	135,079.06
	$ 19,734,914

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $322,874 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds

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7. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program - continued

to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 20,650,208	1.87%	$ 56,920

8. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $32,250 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

9. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $6,229,401.

Annual Report

Notes to Financial Statements - continued

10. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period for which loans were outstanding amounted to $22,257,600. The weighted average interest rate was 1.54%. The interest expense amounted to $4,752 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

11. Expense Reductions.

FMR voluntarily agreed to reimburse a portion of Growth & Income's operating expenses. During the period, this reimbursement reduced the class' expenses by $15,480.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $247,006 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $4,966, respectively. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Growth and Income	$ 29,616

12. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2009	2008A
From net investment income
Growth and Income	$ 92,019,137	$ 214,588,903
Class K	3,066,902	406
Total	$ 95,086,039	$ 214,589,309
From net realized gain
Growth and Income	$ 16,536,450	$ 2,632,785,503
Class K	29,248	-
Total	$ 16,565,698	$ 2,632,785,503

A Distributions for Class K are for the period May 9, 2008 (commencement of sale of shares) to July 31, 2008.

Annual Report

13. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2009	2008 A	2009	2008 A
Growth and Income
Shares sold	34,825,024	47,943,646	$ 492,140,825	$ 1,282,795,975
Conversion to Class K	(26,363,039)	-	(389,259,362)	-
Reinvestment of distributions	6,899,449	99,265,243	105,156,695	2,778,444,196
Shares redeemed	(172,362,455)	(284,542,625)	(2,530,517,323)	(7,659,963,140)
Net increase (decrease)	(157,001,021)	(137,333,736)	$ (2,322,479,165)	$ (3,598,722,969)
Class K
Shares sold	3,335,451	3,946	$ 44,335,144	$ 100,000
Conversion from Growth and Income	26,372,189	-	389,259,362	-
Reinvestment of distributions	231,936	20	3,096,150	406
Shares redeemed	(5,643,810)	-	(67,387,133)	-
Net increase (decrease)	24,295,766	3,966	$ 369,303,523	$ 100,406

A Share transactions for Class K are for the period May 9, 2008 (commencement of sale of shares) to July 31, 2008.

14. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and the Shareholders of Fidelity Growth & Income Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Growth & Income Portfolio (a fund of Fidelity Securities Fund) at July 31, 2009, the results of its operations for the year then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Growth & Income Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 28, 2009

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for Mr. Edward C. Johnson 3d and Mr. James C. Curvey, each of the Trustees oversees 220 funds advised by FMR or an affiliate. Mr. Johnson oversees 262 funds advised by FMR or an affiliate. Mr. Curvey oversees 392 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (79)

Year of Election or Appointment: 1984

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (74)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (61)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (55)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (65)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (64)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (65)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (70)

Year of Election or Appointment: 2002

Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (60)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (58)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (65)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (39)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2009-present) and is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Bruce T. Herring (43)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Group Chief Investments Officer of FMR. Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (44)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as a portfolio manager.

Scott C. Goebel (41)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (40)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Vice President and Associate General Counsel of FMR LLC (2005-present), and is an employee of Fidelity Investments.

Holly C. Laurent (55)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (50)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (62)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (47)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian also serves as Chief Financial Officer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments. Previously, Mr. Christian served as Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009) and as Vice President of Business Analysis (2003-2004).

Bryan A. Mehrmann (48)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (41)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

John R. Hebble (51)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Paul M. Murphy (62)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments. Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (50)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Growth & Income Portfolio voted to pay on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Dividends	Capital Gains
Growth & Income	09/14/09	09/11/09	$0.00	$0.008

Growth and Income designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Growth and Income designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

A total of 0.27% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2010 of amounts for use in preparing 2009 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Growth & Income Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2009 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. In response to last year's financial crisis, FMR took a number of actions intended to cut costs and improve efficiency without weakening the investment teams or resources. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure and broaden the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) contractually agreeing to reduce the management fee on Fidelity U.S. Bond Index Fund; and (iv) expanding Class A and Class T load waiver categories to increase rollover retention opportunities and create consistent policies across the classes.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for Fidelity Growth & Income (retail class), as well as the fund's relative investment performance for Fidelity Growth & Income (retail class) measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2008, the cumulative total returns of Fidelity Growth & Income (retail class) of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. (Class K of the fund had less than one year of performance as of December 31, 2008.) The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below each chart corresponds to the percentile box and represents the percentage of funds in the peer group whose performance was equal to or lower than that of Fidelity Growth & Income (retail class) of the fund.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Growth & Income Portfolio

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Fidelity Growth & Income (retail class) of the fund was in the fourth quartile for all the periods shown. The Board also stated that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board discussed with FMR actions that have been taken by FMR to improve the fund's disappointing performance relative to its peer group and benchmark. The Board noted that this fund had underperformed in the previous year and discussed with FMR its disappointment with the continued underperformance of the fund. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board reviewed the year-to-date performance of Fidelity Growth & Income (retail class) through May 31, 2009 and stated that it was lower than the fund's benchmark.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in 2008, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 13% means that 87% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Fidelity Growth & Income Portfolio

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2008.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each class ranked below its competitive median for the period.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board created an Ad Hoc Committee (the "Committee") to analyze economies of scale. The Committee was formed to consider whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board concluded, considering the findings of the Committee, that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's compensation structure for portfolio managers and key personnel, including performance benchmarks used by Fidelity in evaluating incentive compensation for portfolio managers and research analysts; (iv) the structure and process of equity research and actions taken by FMR to improve the quality of research; (v) the selection of and compensation paid by FMR to fund sub-advisers; (vi) Fidelity's fee structures and rationale for recommending different fees among categories of funds; (vii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; (viii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; and (ix) explanations for the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)
Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

For mutual fund and brokerage trading.

For quotes.*

For account balances and holdings.

To review orders and mutual
fund activity.

To change your PIN.

To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)
Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Research & Analysis Company

Fidelity Management & Research
(U.K.) Inc.

Fidelity Investments Japan Limited

FIL Investment Advisors

FIL Investment Advisors (U.K.) Ltd.

Fidelity Management & Research
(Japan) Inc.

Fidelity Management & Research

(Hong Kong) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

GAI-UANN-0909
1.874515.101

Fidelity®

Growth & Income

Portfolio -
Class K

Annual Report

July 31, 2009
(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.fidelity.advisor.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

We've seen a welcome uptick in the global equity markets this spring and summer, as signs of stabilization in some economic indicators have brought many investors back into the marketplace. But there remain other key measures - notably high unemployment and slack consumer spending - that suggest the road back to economic health could still be a bumpy ride. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,
/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2009	Past 1 year	Past 5 years	Past 10 years
Class K A	-33.12%	-7.42%	-4.54%

A The initial offering of Class K shares took place on May 9, 2008. Returns prior to May 9, 2008 are those of Growth & Income, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Growth & Income Fund - Class K on July 31, 1999. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500SM Index (S&P 500®) performed over the same period. The initial offering of Class K took place on May 9, 2008. See above for additional information regarding the performance of Class K.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stocks - battered by the effects of a global credit crisis for most of the year - were aided by early signs of a healing economy during the final months of the year ending July 31, 2009. For roughly half of the 12-month period, equities were in free fall, as a succession of large financial institutions around the world either collapsed or were forced into mergers or government conservatorship, and harried investors relinquished riskier assets in a massive flight to quality. By March, however, as unprecedented government interventions around the world took root, signs of a potential recovery began to emerge: corporate profits, though still weak, began to stabilize and valuations started to return to normal trading ranges. Against this improving backdrop, major equity indexes posted significant gains in March and April, which carried through to the end of the period. For the year overall, the Standard & Poor's 500SM Index declined 19.96%, while the Dow Jones U.S. Total Stock Market IndexSM - the broadest overall gauge of domestic equities - was down 19.95%. Meanwhile, the blue-chip-laden Dow Jones Industrial AverageSM fell 16.62% and the technology-heavy Nasdaq Composite® Index posted a 14.05% loss.

Comments from James Catudal, Portfolio Manager of Fidelity® Growth & Income Portfolio: The fund's Class K shares fell 33.12% during the year, lagging the S&P 500®. An overweighting and poor security selection in financials played a big role in our underperformance. Stock picking in energy, consumer discretionary, industrials, health care and consumer staples also held back returns, as did underweightings in the last two groups. The fund's foreign holdings were particularly weak, hurt in part by a stronger dollar. Conversely, an overweighting and good security selection in information technology helped. Within financials, American International Group (AIG) - since sold from the portfolio - was by far the fund's largest detractor, followed by Bank of America, Wachovia and an out-of-index position in KKR Private Equity. The KKR holding was sold. Wachovia was eventually taken over by Wells Fargo, another holding of the fund. Elsewhere, underweighting oil giant Exxon Mobil made it a notable detractor. The fund benefited from underweighting industrials conglomerate General Electric, which struggled on multiple fronts. Another boost came from overweighting consumer giant Procter & Gamble in the first half of the year and underweighting it in the second half. That position was sold. Investment bank Goldman Sachs was a standout, while in technology, Apple and ASML Holding - a Dutch semiconductor equipment manufacturer - both contributed.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2009 to July 31, 2009).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

	Annualized Expense Ratio	Beginning Account Value February 1, 2009	Ending Account Value July 31, 2009	Expenses Paid During Period* February 1, 2009 to July 31, 2009
Growth and Income	.82%
Actual		$ 1,000.00	$ 1,239.40	$ 4.55
HypotheticalA		$ 1,000.00	$ 1,020.73	$ 4.11
Class K	.56%
Actual		$ 1,000.00	$ 1,242.20	$ 3.11
HypotheticalA		$ 1,000.00	$ 1,022.02	$ 2.81

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Exxon Mobil Corp.	3.2	3.0
Microsoft Corp.	2.8	0.9
JPMorgan Chase & Co.	2.2	2.8
Wal-Mart Stores, Inc.	2.1	2.4
State Street Corp.	1.9	1.0
Cisco Systems, Inc.	1.8	1.3
Apple, Inc.	1.7	1.9
Applied Materials, Inc.	1.7	1.3
Hewlett-Packard Co.	1.7	2.4
Goldman Sachs Group, Inc.	1.6	0.3
	20.7
Top Five Market Sectors as of July 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	22.8	22.6
Financials	15.9	17.4
Health Care	15.1	18.4
Consumer Discretionary	12.0	9.2
Energy	10.5	8.9
Asset Allocation (% of fund's net assets)
As of July 31, 2009*		As of January 31, 2009**
	Stocks 98.5%		Stocks 96.3%
	Short-Term Investments and Net Other Assets 1.5%		Short-Term Investments and Net Other Assets 3.7%
* Foreign investments	10.6%	** Foreign investments	15.9%

Annual Report

Investments July 31, 2009

Showing Percentage of Net Assets

Common Stocks - 98.5%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 12.0%
Auto Components - 1.0%
Johnson Controls, Inc.	1,100,000	$ 28,468
The Goodyear Tire & Rubber Co. (a)	1,915,677	32,605
		61,073
Automobiles - 0.5%
Ford Motor Co. (a)	1,850,000	14,800
Toyota Motor Corp. sponsored ADR	215,000	18,099
		32,899
Hotels, Restaurants & Leisure - 1.1%
Buffalo Wild Wings, Inc. (a)	310,000	12,509
Burger King Holdings, Inc.	70,000	1,191
Carnival Corp. unit	335,000	9,377
Darden Restaurants, Inc.	565,000	18,300
Marriott International, Inc. Class A	423,400	9,120
Sonic Corp. (a)	365,000	4,026
Starbucks Corp. (a)	850,000	15,045
		69,568
Household Durables - 2.7%
Centex Corp.	2,310,124	25,203
KB Home (d)	2,800,000	46,732
Mohawk Industries, Inc. (a)	280,000	14,442
Newell Rubbermaid, Inc.	825,000	10,618
Ryland Group, Inc.	1,800,000	35,946
Toll Brothers, Inc. (a)	1,025,092	20,051
Whirlpool Corp.	310,000	17,698
		170,690
Internet & Catalog Retail - 0.1%
Amazon.com, Inc. (a)	85,000	7,290
Media - 2.2%
Comcast Corp. Class A	1,930,000	28,680
Lamar Advertising Co. Class A (a)(d)	295,000	6,207
McGraw-Hill Companies, Inc.	460,000	14,421
The DIRECTV Group, Inc. (a)	700,000	18,130
The Walt Disney Co.	1,710,000	42,955
Time Warner, Inc.	1,143,333	30,481
		140,874
Multiline Retail - 1.0%
Kohl's Corp. (a)	430,000	20,877
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Multiline Retail - continued
Macy's, Inc.	625,000	$ 8,694
Target Corp.	830,000	36,205
		65,776
Specialty Retail - 3.1%
Best Buy Co., Inc.	475,000	17,751
Lowe's Companies, Inc.	3,050,000	68,503
PetSmart, Inc.	100,000	2,237
Sherwin-Williams Co.	435,000	25,121
Staples, Inc.	2,130,000	44,773
Tiffany & Co., Inc.	480,000	14,318
TJX Companies, Inc.	675,000	24,455
		197,158
Textiles, Apparel & Luxury Goods - 0.3%
Polo Ralph Lauren Corp. Class A	260,000	16,393
TOTAL CONSUMER DISCRETIONARY		761,721
CONSUMER STAPLES - 7.2%
Beverages - 1.2%
Coca-Cola Enterprises, Inc.	605,000	11,368
The Coca-Cola Co.	1,315,000	65,540
		76,908
Food & Staples Retailing - 2.7%
CVS Caremark Corp.	1,257,900	42,114
Wal-Mart Stores, Inc.	2,635,000	131,434
		173,548
Food Products - 1.7%
Bunge Ltd.	50,000	3,499
Corn Products International, Inc.	265,000	7,420
Kraft Foods, Inc. Class A	1,110,000	31,457
Nestle SA (Reg.)	1,197,000	49,262
Ralcorp Holdings, Inc. (a)	250,000	15,878
		107,516
Household Products - 0.6%
Colgate-Palmolive Co.	490,000	35,496
Tobacco - 1.0%
Philip Morris International, Inc.	1,425,000	66,405
TOTAL CONSUMER STAPLES		459,873
Common Stocks - continued
	Shares	Value (000s)
ENERGY - 10.5%
Energy Equipment & Services - 2.8%
BJ Services Co.	375,000	$ 5,318
Cameron International Corp. (a)	1,280,000	39,974
Halliburton Co.	645,000	14,248
Helmerich & Payne, Inc.	285,000	9,793
Nabors Industries Ltd. (a)	1,020,000	17,360
Schlumberger Ltd.	1,020,000	54,570
Smith International, Inc.	395,000	9,926
Weatherford International Ltd. (a)	1,265,000	23,731
		174,920
Oil, Gas & Consumable Fuels - 7.7%
Apache Corp.	325,000	27,284
Chesapeake Energy Corp.	730,000	15,651
EOG Resources, Inc.	270,000	19,988
Exxon Mobil Corp.	2,915,000	205,175
Occidental Petroleum Corp.	1,105,000	78,831
Peabody Energy Corp.	190,000	6,291
Petrohawk Energy Corp. (a)	640,000	15,539
Plains Exploration & Production Co. (a)	526,300	15,078
Range Resources Corp.	830,000	38,520
Southwestern Energy Co. (a)	965,000	39,980
Ultra Petroleum Corp. (a)	645,000	28,457
		490,794
TOTAL ENERGY		665,714
FINANCIALS - 15.9%
Capital Markets - 5.0%
Ameriprise Financial, Inc.	490,000	13,622
AP Alternative Assets, L.P. Restricted Depositary Units (a)(e)	4,454,200	13,363
Bank of New York Mellon Corp.	240,000	6,562
Charles Schwab Corp.	730,000	13,045
Goldman Sachs Group, Inc.	619,200	101,115
Janus Capital Group, Inc.	517,375	7,067
Morgan Stanley	1,573,800	44,853
State Street Corp.	2,345,600	117,984
		317,611
Commercial Banks - 1.7%
Huntington Bancshares, Inc.	878,800	3,594
KeyCorp	1,495,000	8,641
PNC Financial Services Group, Inc.	56,800	2,082
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Commercial Banks - continued
U.S. Bancorp, Delaware	525,000	$ 10,715
Wells Fargo & Co.	3,453,900	84,482
		109,514
Consumer Finance - 0.5%
American Express Co.	120,000	3,400
Capital One Financial Corp.	360,000	11,052
Discover Financial Services	28,321	336
SLM Corp. (a)	1,975,000	17,558
		32,346
Diversified Financial Services - 3.7%
Bank of America Corp.	6,473,000	95,736
CME Group, Inc.	8,000	2,231
JPMorgan Chase & Co.	3,535,000	136,628
		234,595
Insurance - 4.3%
ACE Ltd.	1,175,000	57,646
AFLAC, Inc.	70,000	2,650
Assured Guaranty Ltd.	695,000	9,709
Berkshire Hathaway, Inc. Class A (a)	495	48,015
Everest Re Group Ltd.	300,000	24,066
Hartford Financial Services Group, Inc.	130,000	2,144
Lincoln National Corp.	953,800	20,211
MBIA, Inc. (a)	625,000	2,619
MetLife, Inc.	1,460,000	49,567
PartnerRe Ltd.	180,000	12,346
RenaissanceRe Holdings Ltd.	393,000	19,748
The Travelers Companies, Inc.	575,000	24,765
		273,486
Real Estate Investment Trusts - 0.3%
CBL & Associates Properties, Inc.	459,200	2,728
Simon Property Group, Inc.	172,587	9,617
SL Green Realty Corp.	151,600	3,908
		16,253
Real Estate Management & Development - 0.4%
CB Richard Ellis Group, Inc. Class A (a)	2,300,000	25,070
Thrifts & Mortgage Finance - 0.0%
Radian Group, Inc.	800,000	2,664
TOTAL FINANCIALS		1,011,539
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - 15.1%
Biotechnology - 3.5%
Amgen, Inc. (a)	1,144,000	$ 71,283
Amylin Pharmaceuticals, Inc. (a)	900,000	13,239
Biogen Idec, Inc. (a)	62,800	2,986
Celgene Corp. (a)	365,000	20,790
Cephalon, Inc. (a)	308,000	18,064
Dendreon Corp. (a)(d)	265,000	6,416
Gilead Sciences, Inc. (a)	705,000	34,496
MannKind Corp. (a)(d)	420,144	3,365
Myriad Genetics, Inc. (a)	615,000	16,863
OSI Pharmaceuticals, Inc. (a)	240,000	8,110
PDL BioPharma, Inc.	1,100,000	9,053
Vertex Pharmaceuticals, Inc. (a)	515,000	18,545
		223,210
Health Care Equipment & Supplies - 2.3%
Baxter International, Inc.	760,000	42,841
Boston Scientific Corp. (a)	1,425,000	15,305
C.R. Bard, Inc.	80,000	5,886
China Medical Technologies, Inc. sponsored ADR (d)	100,000	1,583
Covidien PLC	1,610,800	60,904
ev3, Inc. (a)	181,500	2,227
St. Jude Medical, Inc. (a)	430,000	16,215
		144,961
Health Care Providers & Services - 3.2%
Express Scripts, Inc. (a)	729,600	51,101
Henry Schein, Inc. (a)	835,000	42,902
Humana, Inc. (a)	370,000	12,155
Medco Health Solutions, Inc. (a)	1,080,000	57,089
UnitedHealth Group, Inc.	1,350,000	37,881
		201,128
Life Sciences Tools & Services - 0.2%
Illumina, Inc. (a)	425,000	15,360
Pharmaceuticals - 5.9%
Abbott Laboratories	1,390,000	62,536
Allergan, Inc.	235,000	12,556
Bristol-Myers Squibb Co.	390,000	8,479
Johnson & Johnson	875,000	53,279
Merck & Co., Inc.	1,485,000	44,565
Pfizer, Inc.	6,123,600	97,549
Roche Holding AG (participation certificate)	145,000	22,863
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Pharmaceuticals - continued
Schering-Plough Corp.	1,130,000	$ 29,956
Wyeth	880,000	40,964
		372,747
TOTAL HEALTH CARE		957,406
INDUSTRIALS - 8.5%
Aerospace & Defense - 1.7%
DigitalGlobe, Inc.	104,800	1,907
Honeywell International, Inc.	475,000	16,483
Lockheed Martin Corp.	285,000	21,307
United Technologies Corp.	1,190,000	64,819
		104,516
Air Freight & Logistics - 0.4%
C.H. Robinson Worldwide, Inc.	260,000	14,178
FedEx Corp.	135,000	9,158
		23,336
Airlines - 0.0%
UAL Corp. (a)	150,000	618
Building Products - 0.1%
Masco Corp.	600,000	8,358
Electrical Equipment - 0.9%
Alstom SA	10,000	687
Evergreen Solar, Inc. (a)(d)	750,000	1,575
First Solar, Inc. (a)	15,000	2,316
Renewable Energy Corp. AS (a)(d)	43,103	342
Rockwell Automation, Inc.	435,000	18,013
Sunpower Corp. Class B (a)	445,000	12,149
Suntech Power Holdings Co. Ltd. sponsored ADR (a)(d)	230,000	4,230
Vestas Wind Systems AS (a)	245,000	17,256
		56,568
Industrial Conglomerates - 1.6%
3M Co.	835,000	58,884
General Electric Co.	1,065,000	14,271
McDermott International, Inc. (a)	1,015,000	19,833
Textron, Inc.	653,100	8,778
		101,766
Machinery - 1.4%
Caterpillar, Inc.	75,000	3,305
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Machinery - continued
Danaher Corp.	400,000	$ 24,496
Eaton Corp.	250,000	12,980
Ingersoll-Rand Co. Ltd.	900,000	25,992
Navistar International Corp. (a)	525,000	20,759
		87,532
Professional Services - 0.7%
Robert Half International, Inc.	1,850,000	45,862
Road & Rail - 1.5%
CSX Corp.	470,000	18,856
Landstar System, Inc.	725,000	26,593
Union Pacific Corp.	880,000	50,618
		96,067
Trading Companies & Distributors - 0.2%
W.W. Grainger, Inc.	150,000	13,487
TOTAL INDUSTRIALS		538,110
INFORMATION TECHNOLOGY - 22.8%
Communications Equipment - 3.2%
Cisco Systems, Inc. (a)	5,075,000	111,701
Juniper Networks, Inc. (a)	853,000	22,289
Motorola, Inc.	50,000	358
QUALCOMM, Inc.	1,315,000	60,766
Tellabs, Inc. (a)	880,000	5,104
		200,218
Computers & Peripherals - 4.7%
Apple, Inc. (a)	680,000	111,105
Dell, Inc. (a)	1,680,000	22,478
Hewlett-Packard Co.	2,455,000	106,302
International Business Machines Corp.	505,000	59,555
		299,440
Electronic Equipment & Components - 1.3%
Corning, Inc.	4,150,000	70,550
Tyco Electronics Ltd.	600,000	12,882
		83,432
Internet Software & Services - 1.8%
eBay, Inc. (a)	1,350,000	28,688
Google, Inc. Class A (a)	180,000	79,749
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Internet Software & Services - continued
Move, Inc. (a)	1,142,925	$ 3,052
Yahoo!, Inc. (a)	410,000	5,871
		117,360
IT Services - 1.0%
Cognizant Technology Solutions Corp. Class A (a)	600,000	17,754
Paychex, Inc.	445,000	11,793
Visa, Inc. Class A	474,400	31,054
		60,601
Semiconductors & Semiconductor Equipment - 5.6%
Applied Materials, Inc.	7,925,400	109,371
ARM Holdings PLC	4,400,000	9,281
ASML Holding NV (NY Shares)	3,300,000	85,833
Broadcom Corp. Class A (a)	260,000	7,340
Intel Corp.	3,431,300	66,053
MEMC Electronic Materials, Inc. (a)	1,150,000	20,263
Micron Technology, Inc. (a)	1,840,000	11,758
Samsung Electronics Co. Ltd.	7,000	4,145
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	351,374	3,679
Texas Instruments, Inc.	650,000	15,633
Xilinx, Inc.	930,000	20,172
		353,528
Software - 5.2%
Adobe Systems, Inc. (a)	575,000	18,642
BMC Software, Inc. (a)	360,000	12,251
Electronic Arts, Inc. (a)	300,000	6,441
Microsoft Corp.	7,470,000	175,694
Oracle Corp.	4,415,000	97,704
Quest Software, Inc. (a)	720,000	10,613
Ubisoft Entertainment SA (a)	445,000	7,601
		328,946
TOTAL INFORMATION TECHNOLOGY		1,443,525
MATERIALS - 3.9%
Chemicals - 2.5%
Airgas, Inc.	185,000	8,247
Albemarle Corp.	700,000	20,797
Ashland, Inc.	475,000	15,742
Dow Chemical Co.	1,420,000	30,061
Common Stocks - continued
	Shares	Value (000s)
MATERIALS - continued
Chemicals - continued
E.I. du Pont de Nemours & Co.	550,000	$ 17,012
Ecolab, Inc.	430,000	17,849
FMC Corp.	45,000	2,189
Monsanto Co.	120,700	10,139
Praxair, Inc.	355,000	27,754
The Mosaic Co.	165,000	8,605
		158,395
Containers & Packaging - 0.2%
Crown Holdings, Inc. (a)	385,000	9,664
Metals & Mining - 1.2%
ArcelorMittal SA (NY Shares) Class A	542,500	19,552
Barrick Gold Corp.	810,000	28,284
Freeport-McMoRan Copper & Gold, Inc.	380,000	22,914
Nucor Corp.	125,000	5,559
		76,309
TOTAL MATERIALS		244,368
TELECOMMUNICATION SERVICES - 1.9%
Diversified Telecommunication Services - 1.3%
AT&T, Inc.	220,000	5,771
Verizon Communications, Inc.	2,439,900	78,248
		84,019
Wireless Telecommunication Services - 0.6%
American Tower Corp. Class A (a)	825,000	28,124
Sprint Nextel Corp. (a)	2,660,000	10,640
		38,764
TOTAL TELECOMMUNICATION SERVICES		122,783
UTILITIES - 0.7%
Electric Utilities - 0.7%
Exelon Corp.	835,000	42,468
TOTAL COMMON STOCKS (Cost $5,820,831)		6,247,507
Money Market Funds - 1.0%
	Shares	Value (000s)
Fidelity Cash Central Fund, 0.37% (b)	43,656,140	$ 43,656
Fidelity Securities Lending Cash Central Fund, 0.22% (b)(c)	17,807,986	17,808
TOTAL MONEY MARKET FUNDS (Cost $61,464)		61,464
TOTAL INVESTMENT PORTFOLIO - 99.5% (Cost $5,882,295)		6,308,971
NET OTHER ASSETS - 0.5%		33,139
NET ASSETS - 100%		$ 6,342,110
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $13,363,000 or 0.2% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 790
Fidelity Securities Lending Cash Central Fund	6,229
Total	$ 7,019
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliates (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
AMBAC Financial Group, Inc.	$ 52,920	$ 8,577	$ 48,933	$ 360	$ -
Assured Guaranty Ltd.	68,760	5,545	47,118	641	-
Evergreen Solar, Inc.	84,060	3,942	17,569	-	-
Ryland Group, Inc.	51,475	-	11,255	489	-
Total	$ 257,215	$ 18,064	$ 124,875	$ 1,490	$ -
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	89.4%
Switzerland	2.7%
Ireland	1.4%
Netherlands	1.4%
Bermuda	1.2%
Others (individually less than 1%)	3.9%
100.0%
Income Tax Information
The fund intends to elect to defer to its fiscal year ending July 31, 2010 approximately $3,596,087,000 of losses recognized during the period November 1, 2008 to July 31, 2009.
At July 31, 2009, the fund had a capital loss carryforward of approximately $3,048,336,000 all of which will expire on July 31, 2017.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	July 31, 2009

Assets
Investment in securities, at value (including securities loaned of $17,091) - See accompanying schedule: Unaffiliated issuers (cost $5,820,831)	$ 6,247,507
Fidelity Central Funds (cost $61,464)	61,464
Total Investments (cost $5,882,295)		$ 6,308,971
Cash		2,681
Receivable for investments sold		87,704
Receivable for fund shares sold		3,448
Dividends receivable		4,335
Distributions receivable from Fidelity Central Funds		211
Prepaid expenses		35
Other receivables		485
Total assets		6,407,870

Liabilities
Payable for investments purchased	$ 37,218
Payable for fund shares redeemed	6,254
Accrued management fee	2,311
Other affiliated payables	1,622
Other payables and accrued expenses	547
Collateral on securities loaned, at value	17,808
Total liabilities		65,760

Net Assets		$ 6,342,110
Net Assets consist of:
Paid in capital		$ 12,722,884
Distributions in excess of net investment income		(94)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(6,807,348)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		426,668
Net Assets		$ 6,342,110

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	July 31, 2009

Growth and Income: Net Asset Value, offering price and redemption price per share ($5,992,786 ÷ 416,689 shares)	$ 14.38

Class K: Net Asset Value, offering price and redemption price per share ($349,324 ÷ 24,300 shares)	$ 14.38

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended July 31, 2009

Investment Income
Dividends (including $1,490 earned from other affiliated issuers)		$ 123,508
Interest		20
Income from Fidelity Central Funds		7,019
Total income		130,547

Expenses
Management fee	$ 32,741
Transfer agent fees	19,735
Accounting and security lending fees	1,310
Custodian fees and expenses	321
Independent trustees' compensation	51
Depreciation in deferred trustee compensation account	(6)
Registration fees	59
Audit	102
Legal	75
Interest	62
Miscellaneous	179
Total expenses before reductions	54,629
Expense reductions	(297)	54,332
Net investment income (loss)		76,215
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(6,161,768)
Other affiliated issuers	(472,758)
Foreign currency transactions	(460)
Futures contracts	5,630
Total net realized gain (loss)		(6,629,356)
Change in net unrealized appreciation (depreciation) on: Investment securities	2,408,234
Assets and liabilities in foreign currencies	64
Total change in net unrealized appreciation (depreciation)		2,408,298
Net gain (loss)		(4,221,058)
Net increase (decrease) in net assets resulting from operations		$ (4,144,843)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended July 31, 2009	Year ended July 31, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 76,215	$ 229,303
Net realized gain (loss)	(6,629,356)	734,862
Change in net unrealized appreciation (depreciation)	2,408,298	(4,659,604)
Net increase (decrease) in net assets resulting from operations	(4,144,843)	(3,695,439)
Distributions to shareholders from net investment income	(95,086)	(214,589)
Distributions to shareholders from net realized gain	(16,566)	(2,632,786)
Total distributions	(111,652)	(2,847,375)
Share transactions - net increase (decrease)	(1,953,179)	(3,598,621)
Total increase (decrease) in net assets	(6,209,674)	(10,141,435)

Net Assets
Beginning of period	12,551,784	22,693,219
End of period (including distributions in excess of net investment income of $94 and undistributed net investment income of $17,315, respectively)	$ 6,342,110	$ 12,551,784

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Growth and Income

Years ended July 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 21.88	$ 31.92	$ 34.16	$ 38.42	$ 35.46
Income from Investment Operations
Net investment income (loss) B	.15	.35	.27	.34	.60 E
Net realized and unrealized gain (loss)	(7.43)	(6.25)	3.84	.18	3.31
Total from investment operations	(7.28)	(5.90)	4.11	.52	3.91
Distributions from net investment income	(.19)	(.33)	(.27)	(.38)	(.61)
Distributions from net realized gain	(.03)	(3.81)	(6.08)	(4.40)	(.34)
Total distributions	(.22)	(4.14)	(6.35)	(4.78)	(.95)
Net asset value, end of period	$ 14.38	$ 21.88	$ 31.92	$ 34.16	$ 38.42
Total Return A	(33.32)%	(20.91)%	14.28%	1.22%	11.15%
Ratios to Average Net Assets C, F
Expenses before reductions	.78%	.68%	.68%	.69%	.69%
Expenses net of fee waivers, if any	.78%	.68%	.68%	.69%	.69%
Expenses net of all reductions	.78%	.67%	.67%	.65%	.68%
Net investment income (loss)	1.07%	1.29%	.84%	.94%	1.63% E
Supplemental Data
Net assets, end of period (in millions)	$ 5,993	$ 12,552	$ 22,693	$ 28,861	$ 31,789
Portfolio turnover rate D	122%	52%	52%	120%	31%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.13 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been 1.27%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Years ended July 31,

2009

2008 G

Selected Per-Share Data
Net asset value, beginning of period	$ 21.88	$ 25.34
Income from Investment Operations
Net investment income (loss) D	.16	.09
Net realized and unrealized gain (loss)	(7.40)	(3.45)
Total from investment operations	(7.24)	(3.36)
Distributions from net investment income	(.23)	(.10)
Distributions from net realized gain	(.03)	-
Total distributions	(.26)	(.10)
Net asset value, end of period	$ 14.38	$ 21.88
Total Return B, C	(33.12)%	(13.22)%
Ratios to Average Net Assets E, H
Expenses before reductions	.56%	.55% A
Expenses net of fee waivers, if any	.56%	.55% A
Expenses net of all reductions	.55%	.55% A
Net investment income (loss)	1.29%	1.73% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 349,324	$ 87
Portfolio turnover rate F	122%	52%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period May 9, 2008 (commencement of sale of shares) to July 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2009

1. Organization.

Fidelity Growth & Income Portfolio (the Fund) is a fund of Fidelity Securities Fund (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Growth & Income and Class K shares, each of which has equal rights as to assets and voting privileges. After the commencement of Class K, the Fund began offering conversion privileges between Growth & Income and Class K to eligible shareholders of Growth and Income. Each class has exclusive voting rights with respect to matters that affect that class. In order to disclose class level financial information dollar amounts presented in the notes are unrounded. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after period end through the date that the financial statements were issued, September 28, 2009, have

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are classified into three levels. Level 1 includes readily available unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes observable inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. Level 3 includes unobservable inputs when market prices are not readily available or reliable. Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy. The aggregate value by input level, as of July 31, 2009, for the Fund's investments is included at the end of the Fund's Schedule of Investments. Valuation techniques of the Fund's major categories of assets and liabilities as presented in the Schedule of Investments are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Annual Report

3. Significant Accounting Policies - continued

Foreign Currency - continued

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Deferred Trustee Compensation - continued

offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There are no unrecognized tax benefits in the accompanying financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, futures transactions, market discount, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 816,856,909
Unrealized depreciation	(556,606,208)
Net unrealized appreciation (depreciation)	$ 260,250,701
Undistributed ordinary income	$ 3,881,932
Capital loss carryforward	$ (3,048,336,476)

Cost for federal income tax purposes	$ 6,048,720,498

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	July 31, 2009	July 31, 2008
Ordinary Income	$ 95,086,040	$ 576,239,769
Long-term Capital Gains	16,565,698	2,271,135,045
Total	$ 111,651,738	$ 2,847,374,814

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Investments in Derivative Instruments.

Objectives and Strategies for Investing in Derivative Instruments. The Fund uses derivative instruments ("derivatives"), including futures contracts, in order to meet its investment objectives. The Fund's strategy is to use derivatives as a risk management tool and as an additional way to gain exposure to certain types of assets. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

While utilizing derivatives in pursuit of its investment objectives, the Fund is exposed to certain financial risks relative to those derivatives. This risk is further explained below:

Equity Risk

Equity risk is the risk that the value of financial instruments will fluctuate as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The following notes provide more detailed information about each derivative type held by the Fund:

Annual Report

Notes to Financial Statements - continued

5. Investments in Derivative Instruments - continued

Futures Contracts. The Fund uses futures contracts to manage its exposure to the stock market. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Buying futures tends to increase a fund's exposure to the underlying instrument, while selling futures tends to decrease a fund's exposure to the underlying instrument. Risks of loss may include equity risk and potential lack of liquidity in the market. Futures have minimal counterparty risk to the Fund since the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

The purchaser or seller of a futures contract is not required to pay for or deliver the instrument unless the contract is held until the delivery date. Upon entering into a futures contract, a fund is required to deposit with a clearing broker, no later than the following business day, an amount ("initial margin") equal to a certain percentage of the face value of the contract. The initial margin may be in the form of cash or securities and is transferred to a segregated account on settlement date. Securities deposited to meet margin requirements are identified in the Fund's Schedule of Investments. Futures contracts are marked-to-market daily and subsequent payments ("variation margin") are made or received by a fund depending on the daily fluctuations in the value of the futures contract. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and changes in value are recognized as unrealized gain (loss). Realized gain (loss) is recorded upon the expiration or closing of the futures contract. The net realized gain (loss) and change in unrealized gain (loss) on futures contracts during the period is included on the Statement of Operations. The total underlying face amount of all open futures contracts at period end is indicative of the volume of this derivative type.

Realized and Change in Unrealized Gain (Loss) on Derivative Instruments. A summary of the Fund's value of derivatives by primary risk exposure as of period end, if any, is included at the end of the Fund's Schedule of Investments. The table below reflects the Fund's realized gain (loss) and change in unrealized gain (loss) for derivatives during the period.

Risk Exposure / Derivative Type	Realized Gain (Loss)	Change in Unrealized Gain (Loss)
Equity Risk
Futures Contracts	$ 5,629,675	$ -
Total Derivatives Realized and Change in Unrealized Gain (Loss) (a)	$ 5,629,675	$ -

(a) Total derivatives realized gain (loss) included in the Statement of Operations is comprised of $5,629,675 for futures contracts.

Annual Report

6. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $8,839,448,112 and $10,830,026,317, respectively.

7. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .46% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Growth & Income. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Growth and Income	$ 19,599,835.29
Class K	135,079.06
	$ 19,734,914

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $322,874 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds

Annual Report

Notes to Financial Statements - continued

7. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program - continued

to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 20,650,208	1.87%	$ 56,920

8. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $32,250 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

9. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $6,229,401.

Annual Report

10. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period for which loans were outstanding amounted to $22,257,600. The weighted average interest rate was 1.54%. The interest expense amounted to $4,752 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

11. Expense Reductions.

FMR voluntarily agreed to reimburse a portion of Growth & Income's operating expenses. During the period, this reimbursement reduced the class' expenses by $15,480.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $247,006 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $4,966, respectively. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Growth and Income	$ 29,616

12. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2009	2008A
From net investment income
Growth and Income	$ 92,019,137	$ 214,588,903
Class K	3,066,902	406
Total	$ 95,086,039	$ 214,589,309
From net realized gain
Growth and Income	$ 16,536,450	$ 2,632,785,503
Class K	29,248	-
Total	$ 16,565,698	$ 2,632,785,503

A Distributions for Class K are for the period May 9, 2008 (commencement of sale of shares) to July 31, 2008.

Annual Report

Notes to Financial Statements - continued

13. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2009	2008 A	2009	2008 A
Growth and Income
Shares sold	34,825,024	47,943,646	$ 492,140,825	$ 1,282,795,975
Conversion to Class K	(26,363,039)	-	(389,259,362)	-
Reinvestment of distributions	6,899,449	99,265,243	105,156,695	2,778,444,196
Shares redeemed	(172,362,455)	(284,542,625)	(2,530,517,323)	(7,659,963,140)
Net increase (decrease)	(157,001,021)	(137,333,736)	$ (2,322,479,165)	$ (3,598,722,969)
Class K
Shares sold	3,335,451	3,946	$ 44,335,144	$ 100,000
Conversion from Growth and Income	26,372,189	-	389,259,362	-
Reinvestment of distributions	231,936	20	3,096,150	406
Shares redeemed	(5,643,810)	-	(67,387,133)	-
Net increase (decrease)	24,295,766	3,966	$ 369,303,523	$ 100,406

A Share transactions for Class K are for the period May 9, 2008 (commencement of sale of shares) to July 31, 2008.

14. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and the Shareholders of Fidelity Growth & Income Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Growth & Income Portfolio (a fund of Fidelity Securities Fund) at July 31, 2009, the results of its operations for the year then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Growth & Income Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 28, 2009

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for Mr. Edward C. Johnson 3d and Mr. James C. Curvey, each of the Trustees oversees 220 funds advised by FMR or an affiliate. Mr. Johnson oversees 262 funds advised by FMR or an affiliate. Mr. Curvey oversees 392 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (79)

Year of Election or Appointment: 1984

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (74)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-
present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (61)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (55)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (65)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (64)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-
present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (65)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-
present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (70)

Year of Election or Appointment: 2002

Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-
2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (60)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (58)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-
present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-
present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (65)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (39)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2009-present) and is an employee of Fidelity Investments (2004-
present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Bruce T. Herring (43)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Group Chief Investments Officer of FMR. Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (44)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as a portfolio manager.

Scott C. Goebel (41)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-
present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (40)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Vice President and Associate General Counsel of FMR LLC (2005-present), and is an employee of Fidelity Investments.

Holly C. Laurent (55)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (50)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (62)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-
present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc.
(2005-present).

Jeffrey S. Christian (47)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian also serves as Chief Financial Officer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments. Previously, Mr. Christian served as Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009) and as Vice President of Business Analysis (2003-2004).

Bryan A. Mehrmann (48)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (41)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

John R. Hebble (51)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Paul M. Murphy (62)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments. Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (50)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Growth & Income Portfolio voted to pay on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Dividends	Capital Gains
Class K	09/14/09	09/11/09	$0.00	$0.008

Class K designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class K designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

A total of 0.27% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2010 of amounts for use in preparing 2009 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Growth & Income Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2009 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. In response to last year's financial crisis, FMR took a number of actions intended to cut costs and improve efficiency without weakening the investment teams or resources. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure and broaden the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) contractually agreeing to reduce the management fee on Fidelity U.S. Bond Index Fund; and (iv) expanding Class A and Class T load waiver categories to increase rollover retention opportunities and create consistent policies across the classes.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for Fidelity Growth & Income (retail class), as well as the fund's relative investment performance for Fidelity Growth & Income (retail class) measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2008, the cumulative total returns of Fidelity Growth & Income (retail class) of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. (Class K of the fund had less than one year of performance as of December 31, 2008.) The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below each chart corresponds to the percentile box and represents the percentage of funds in the peer group whose performance was equal to or lower than that of Fidelity Growth & Income (retail class) of the fund.

Annual Report

Fidelity Growth & Income Portfolio

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Fidelity Growth & Income (retail class) of the fund was in the fourth quartile for all the periods shown. The Board also stated that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board discussed with FMR actions that have been taken by FMR to improve the fund's disappointing performance relative to its peer group and benchmark. The Board noted that this fund had underperformed in the previous year and discussed with FMR its disappointment with the continued underperformance of the fund. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board reviewed the year-to-date performance of Fidelity Growth & Income (retail class) through May 31, 2009 and stated that it was lower than the fund's benchmark.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in 2008, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 13% means that 87% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Fidelity Growth & Income Portfolio

Annual Report

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2008.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each class ranked below its competitive median for the period.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board created an Ad Hoc Committee (the "Committee") to analyze economies of scale. The Committee was formed to consider whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

The Board concluded, considering the findings of the Committee, that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's compensation structure for portfolio managers and key personnel, including performance benchmarks used by Fidelity in evaluating incentive compensation for portfolio managers and research analysts; (iv) the structure and process of equity research and actions taken by FMR to improve the quality of research; (v) the selection of and compensation paid by FMR to fund sub-advisers; (vi) Fidelity's fee structures and rationale for recommending different fees among categories of funds; (vii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; (viii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; and (ix) explanations for the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your workplace benefits (including your workplace savings plan, investments, and additional services) via your telephone or PC. You can access your plan and account information and research your investments 24 hours a day.

By Phone

Fidelity provides a single toll-free number to access plan information, account balances, positions, and quotes*. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)
Fidelity Workplace
Investing
1-800-835-5092

By PC

Fidelity's web site on the Internet provides a wide range of information, including plan information, daily financial news, fund performance, interactive planning tools, and news about Fidelity products and services.

(computer_graphic)
Fidelity's Web Site
www.401k.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Research & Analysis Company

Fidelity Management & Research
(U.K.) Inc.

Fidelity Investments Japan Limited

FIL Investment Advisors

FIL Investment Advisors (U.K.) Ltd.

Fidelity Management & Research
(Japan) Inc.

Fidelity Management & Research
(Hong Kong) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

GAI-K-UANN-0909
1.863229.100

Fidelity®

International Real Estate

Fund

Annual Report

July 31, 2009
(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

We've seen a welcome uptick in the global equity markets this spring and summer, as signs of stabilization in some economic indicators have brought many investors back into the marketplace. But there remain other key measures - notably high unemployment and slack consumer spending - that suggest the road back to economic health could still be a bumpy ride. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,
/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2008	Past 1 year	Life of fund A
International Real Estate	-22.38%	2.07%

A From September 8, 2004.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in International Real Estate, a class of the fund, on September 8, 2004, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI® EAFE® Index (Europe, Australasia, Far East) performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Stocks around the globe were battered by an escalating crisis in the capital and credit markets for a majority of the year ending July 31, 2009, with the capital-intensive international real estate sector hit particularly hard. For roughly half of the period, property stocks overseas saw negative returns, as occupancy and rental rates continued to decline and credit became severely limited. By March, however, as unprecedented government interventions around the world took root, bright spots began to emerge for global equities and real estate securities: Corporate profits, though still weak, began to stabilize, and capital and credit markets saw dramatic improvements. Against this improving backdrop, international property stocks soared more than 43% for the final six months of the period - as measured by the FTSE EPRA/NAREIT Developed ex North America Index - bolstered by huge gains in the residential market. For the year overall, however, returns were still decidedly negative, due in part to a stronger U.S. dollar. The EPRA/NAREIT index tumbled 22.78%, performing roughly in line with the broader international stock market, as measured by the MSCI® EAFE® Index (Europe, Australasia, Far East), which fell 22.48% during the 12-month period.

Comments from Steven Buller, Portfolio Manager of Fidelity® International Real Estate Fund: The fund's Retail Class shares declined 22.38% during the past year, performing roughly in line with the EPRA/NAREIT and MSCI EAFE indexes. Versus the EPRA/NAREIT benchmark, the fund benefited from an underweighting and strong stock selection in the weak-performing Australian market and having no holdings in index constituent Austria. A modest cash position also helped. On the negative side, stock and market selection in the U.K. was relatively weak, and my positioning in Greece was an additional source of underperformance. One of my top individual contributors was Hang Lung Properties, a Hong Kong-based retail property developer focused on mainland China. Not owning index component Immofinanz, an Austrian company involved in a high-profile scandal, was an additional positive. Timely ownership of GPT Group, an Australian property trust, contributed when it rebounded in the final months of the period. In contrast, the fund's biggest laggard of the past year was Greece's Babis Vovos, a diversified property developer forced to halt construction on a large retail mall project. Germany's DIC Asset Management, an office properties company, and Kerry Properties, a Hong Kong-listed developer and asset manager, also detracted. I sold Babis Vovos, DIC and Kerry Properties prior to period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2009 to July 31, 2009).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value February 1, 2009	Ending Account Value July 31, 2009	Expenses Paid During Period* February 1, 2009 to July 31, 2009
Class A	1.46%
Actual		$ 1,000.00	$ 1,435.50	$ 8.82
Hypothetical A		$ 1,000.00	$ 1,017.55	$ 7.30
Class T	1.73%
Actual		$ 1,000.00	$ 1,432.80	$ 10.44
Hypothetical A		$ 1,000.00	$ 1,016.22	$ 8.65
Class B	2.21%
Actual		$ 1,000.00	$ 1,430.60	$ 13.32
Hypothetical A		$ 1,000.00	$ 1,013.84	$ 11.04
Class C	2.21%
Actual		$ 1,000.00	$ 1,431.30	$ 13.32
Hypothetical A		$ 1,000.00	$ 1,013.84	$ 11.04
International Real Estate	1.21%
Actual		$ 1,000.00	$ 1,436.70	$ 7.31
Hypothetical A		$ 1,000.00	$ 1,018.79	$ 6.06
Institutional Class	1.22%
Actual		$ 1,000.00	$ 1,437.50	$ 7.37
Hypothetical A		$ 1,000.00	$ 1,018.74	$ 6.11

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Sun Hung Kai Properties Ltd.	10.7	6.4
Westfield Group unit	6.5	7.0
Mitsui Fudosan Co. Ltd.	6.2	6.6
Mitsubishi Estate Co. Ltd.	4.7	8.1
China Overseas Land & Investment Ltd.	4.6	4.0
Unibail-Rodamco	4.5	7.7
CapitaLand Ltd.	4.0	2.1
Henderson Land Development Co. Ltd.	4.0	0.0
Sumitomo Realty & Development Co. Ltd.	3.8	0.0
British Land Co. PLC	3.7	2.4
	52.7
Top Five Countries as of July 31, 2009
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Hong Kong	30.5	23.0
Japan	21.2	29.1
Australia	11.4	12.2
United Kingdom	9.9	9.1
Singapore	7.3	5.9
Percentages are adjusted for the effect of open futures contracts, if applicable.
Top Five REIT Sectors as of July 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
REITs - Management/Investment	18.7	27.7
REITs - Office Buildings	9.1	12.9
REITs - Shopping Centers	5.8	7.0
REITs - Industrial Buildings	4.9	2.9
REITs - Apartments	0.1	0.0
Asset Allocation (% of fund's net assets)
As of July 31, 2009*		As of January 31, 2009**
	Stocks 96.6%		Stocks 95.7%
	Short-Term Investments and Net Other Assets 3.4%		Short-Term Investments and Net Other Assets 4.3%
* Foreign investments	96.6%	** Foreign investments	95.7%

Annual Report

Investments July 31, 2009

Showing Percentage of Net Assets

Common Stocks - 96.6%
	Shares	Value
Australia - 11.4%
CFS Retail Property Trust	3,116,244	$ 4,469,486
DEXUS Property Group unit	6,061,610	3,700,607
Stockland Corp. Ltd. unit	2,188,748	5,765,917
The GPT Group unit	7,625,950	3,380,118
Westfield Group unit	2,391,771	22,662,698
TOTAL AUSTRALIA		39,978,826
Brazil - 0.2%
BR Malls Participacoes SA (a)	63,700	662,262
Cayman Islands - 2.9%
Agile Property Holdings Ltd.	1,724,000	2,438,117
New World China Land Ltd.	4,446,000	2,805,337
Shimao Property Holdings Ltd.	2,355,000	4,734,401
TOTAL CAYMAN ISLANDS		9,977,855
China - 3.3%
China Resources Land Ltd.	4,682,000	11,442,425
Finland - 0.6%
Citycon Oyj	808,403	2,120,005
France - 6.1%
Fonciere Des Regions (d)	39,700	3,480,385
ICADE	26,700	2,336,526
Unibail-Rodamco (d)	89,617	15,659,285
TOTAL FRANCE		21,476,196
Germany - 0.2%
alstria office REIT-AG	92,206	737,247
Hong Kong - 30.5%
China Overseas Land & Investment Ltd.	6,483,680	15,996,176
Hang Lung Properties Ltd.	3,513,000	12,873,694
Henderson Land Development Co. Ltd.	2,114,000	13,966,309
Hong Kong Land Holdings Ltd.	3,096,000	12,043,440
Link (REIT)	2,950,915	6,701,563
New World Development Co. Ltd.	2,543,000	6,070,505
Sino Land Co.	852,174	1,739,568
Sun Hung Kai Properties Ltd.	2,459,000	37,409,253
TOTAL HONG KONG		106,800,508
India - 0.2%
Housing Development and Infrastructure Ltd.	121,911	705,975
Japan - 21.2%
Japan Real Estate Investment Corp.	442	3,700,074
Common Stocks - continued
	Shares	Value
Japan - continued
Japan Retail Fund Investment Corp.	602	$ 3,022,408
Kenedix Realty Investment Corp.	439	1,470,912
Mitsubishi Estate Co. Ltd.	988,000	16,468,407
Mitsui Fudosan Co. Ltd.	1,179,000	21,683,331
Nippon Accommodations Fund, Inc.	51	253,356
Nippon Building Fund, Inc.	455	4,087,834
Nomura Real Estate Holdings, Inc.	73,200	1,287,441
Nomura Real Estate Office Fund, Inc.	509	3,346,348
NTT Urban Development Co.	3,256	3,083,581
ORIX JREIT, Inc.	520	2,561,251
Sumitomo Realty & Development Co. Ltd.	643,000	13,252,827
TOTAL JAPAN		74,217,770
Netherlands - 1.8%
Corio NV	82,111	4,550,076
VastNed Retail NV	32,203	1,732,624
TOTAL NETHERLANDS		6,282,700
Norway - 0.3%
Norwegian Property ASA (a)(d)	996,000	945,331
Singapore - 7.3%
Allgreen Properties Ltd.	1,550,000	1,292,385
Ascendas Real Estate Investment Trust (A-REIT)	3,329,193	3,932,482
CapitaCommercial Trust (REIT)	4,404,000	2,616,329
CapitaLand Ltd.	5,307,900	14,088,506
CapitaMall Trust	3,305,000	3,628,335
TOTAL SINGAPORE		25,558,037
Sweden - 0.7%
Castellum AB	325,000	2,397,934
United Kingdom - 9.9%
Big Yellow Group PLC (d)	536,300	3,062,068
British Land Co. PLC (d)	1,807,666	13,137,294
Brixton PLC	420,000	329,796
Great Portland Estates PLC	706,454	2,744,134
Hammerson PLC (d)	898,500	5,175,125
Hansteen Holdings PLC	178,456	234,045
Land Securities Group PLC	493,902	4,406,365
London & Stamford Property	167,751	344,021
Common Stocks - continued
	Shares	Value
United Kingdom - continued
Segro PLC	613,700	$ 2,829,852
Unite Group PLC	1,082,900	2,279,593
TOTAL UNITED KINGDOM		34,542,293
TOTAL COMMON STOCKS (Cost $378,562,353)		337,845,364
Money Market Funds - 11.4%

Fidelity Cash Central Fund, 0.37% (b)	8,133,097	8,133,097
Fidelity Securities Lending Cash Central Fund, 0.22% (b) (c)	31,512,900	31,512,900
TOTAL MONEY MARKET FUNDS (Cost $39,645,997)		39,645,997
TOTAL INVESTMENT PORTFOLIO - 108.0% (Cost $418,208,350)		377,491,361
NET OTHER ASSETS - (8.0)%		(27,838,243)
NET ASSETS - 100%		$ 349,653,118
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 132,727
Fidelity Securities Lending Cash Central Fund	393,883
Total	$ 526,610
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Income Tax Information
At July 31, 2009, the fund had a capital loss carryforward of approximately $159,443,097 all of which will expire on July 31, 2017.
The fund intends to elect to defer to its fiscal year ending July 31, 2010 approximately $142,053,103 of losses recognized during the period November 1, 2008 to July 31, 2009.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	July 31, 2009

Assets
Investment in securities, at value (including securities loaned of $29,910,985) - See accompanying schedule: Unaffiliated issuers (cost $378,562,353)	$ 337,845,364
Fidelity Central Funds (cost $39,645,997)	39,645,997
Total Investments (cost $418,208,350)		$ 377,491,361
Foreign currency held at value (cost $38,993)		39,166
Receivable for investments sold		1,629,817
Receivable for fund shares sold		758,469
Dividends receivable		1,543,606
Distributions receivable from Fidelity Central Funds		29,322
Prepaid expenses		1,558
Other receivables		289,738
Total assets		381,783,037

Liabilities
Payable for fund shares redeemed	$ 166,297
Accrued management fee	189,834
Distribution fees payable	4,415
Other affiliated payables	101,680
Other payables and accrued expenses	154,793
Collateral on securities loaned, at value	31,512,900
Total liabilities		32,129,919

Net Assets		$ 349,653,118
Net Assets consist of:
Paid in capital		$ 700,172,255
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(309,808,817)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(40,710,320)
Net Assets		$ 349,653,118

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

July 31, 2009

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($6,745,204 ÷ 818,878 shares)	$ 8.24

Maximum offering price per share (100/94.25 of $8.24)	$ 8.74
Class T: Net Asset Value and redemption price per share ($2,080,113 ÷ 253,507 shares)	$ 8.21

Maximum offering price per share (100/96.50 of $8.21)	$ 8.51
Class B: Net Asset Value and offering price per share ($606,162 ÷ 74,487 shares)A	$ 8.14

Class C: Net Asset Value and offering price per share ($2,496,061 ÷ 307,118 shares)A	$ 8.13

International Real Estate: Net Asset Value, offering price and redemption price per share ($336,125,982 ÷ 40,530,234 shares)	$ 8.29

Institutional Class: Net Asset Value, offering price and redemption price per share ($1,599,596 ÷ 193,265 shares)	$ 8.28

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended July 31, 2009

Investment Income
Dividends		$ 13,674,980
Interest		51,103
Income from Fidelity Central Funds		526,610
		14,252,693
Less foreign taxes withheld		(1,435,859)
Total income		12,816,834

Expenses
Management fee	$ 2,293,252
Transfer agent fees	1,003,003
Distribution fees	55,994
Accounting and security lending fees	168,986
Custodian fees and expenses	190,901
Independent trustees' compensation	2,197
Registration fees	83,550
Audit	72,670
Legal	4,079
Miscellaneous	21,148
Total expenses before reductions	3,895,780
Expense reductions	(82,454)	3,813,326
Net investment income (loss)		9,003,508
Realized and Unrealized Gain (loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $120,129)	(204,454,592)
Foreign currency transactions	(1,037,653)
Total net realized gain (loss)		(205,492,245)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $15,863)	43,008,450
Assets and liabilities in foreign currencies	57,403
Total change in net unrealized appreciation (depreciation)		43,065,853
Net gain (loss)		(162,426,392)
Net increase (decrease) in net assets resulting from operations		$ (153,422,884)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended July 31, 2009	Year ended July 31, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 9,003,508	$ 14,898,195
Net realized gain (loss)	(205,492,245)	(74,876,486)
Change in net unrealized appreciation (depreciation)	43,065,853	(134,244,778)
Net increase (decrease) in net assets resulting from operations	(153,422,884)	(194,223,069)
Distributions to shareholders from net investment income	-	(18,764,211)
Distributions to shareholders from net realized gain	-	(91,321,071)
Total distributions	-	(110,085,282)
Share transactions - net increase (decrease)	(95,264,955)	(143,878,212)
Redemption fees	117,919	522,585
Total increase (decrease) in net assets	(248,569,920)	(447,663,978)

Net Assets
Beginning of period	598,223,038	1,045,887,016
End of period (including distributions in excess of net investment income of $0 and $51,983,093, respectively)	$ 349,653,118	$ 598,223,038

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended July 31,

2009

2008

2007 H

Selected Per-Share Data
Net asset value, beginning of period	$ 10.63	$ 15.71	$ 17.46
Income from Investment Operations
Net investment income (loss) E	.18	.20	.11
Net realized and unrealized gain (loss)	(2.57)	(3.48)	(1.87)
Total from investment operations	(2.39)	(3.28)	(1.76)
Distributions from net investment income	-	(.31)	-
Distributions from net realized gain	-	(1.50)	-
Total distributions	-	(1.81)	-
Redemption fees added to paid in capital E	- J	.01	.01
Net asset value, end of period	$ 8.24	$ 10.63	$ 15.71
Total Return B, C, D	(22.48)%	(23.20)%	(10.02)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.45%	1.38%	1.37% A
Expenses net of fee waivers, if any	1.45%	1.38%	1.37% A
Expenses net of all reductions	1.42%	1.35%	1.26% A
Net investment income (loss)	2.55%	1.58%	2.08% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,745	$ 9,976	$ 5,087
Portfolio turnover rate G	55%	63%	144%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period April 4, 2007 (commencement of sale of shares) to July 31, 2007.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended July 31,

2009

2008

2007 H

Selected Per-Share Data
Net asset value, beginning of period	$ 10.62	$ 15.70	$ 17.46
Income from Investment Operations
Net investment income (loss) E	.17	.17	.10
Net realized and unrealized gain (loss)	(2.58)	(3.48)	(1.87)
Total from investment operations	(2.41)	(3.31)	(1.77)
Distributions from net investment income	-	(.28)	-
Distributions from net realized gain	-	(1.50)	-
Total distributions	-	(1.78)	-
Redemption fees added to paid in capital E	- J	.01	.01
Net asset value, end of period	$ 8.21	$ 10.62	$ 15.70
Total Return B, C, D	(22.69)%	(23.39)%	(10.08)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.71%	1.64%	1.61% A
Expenses net of fee waivers, if any	1.71%	1.64%	1.61% A
Expenses net of all reductions	1.68%	1.60%	1.51% A
Net investment income (loss)	2.29%	1.32%	1.90% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,080	$ 7,566	$ 2,398
Portfolio turnover rate G	55%	63%	144%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period April 4, 2007 (commencement of sale of shares) to July 31, 2007.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,

2009

2008

2007 H

Selected Per-Share Data
Net asset value, beginning of period	$ 10.58	$ 15.67	$ 17.46
Income from Investment Operations
Net investment income (loss) E	.13	.11	.07
Net realized and unrealized gain (loss)	(2.57)	(3.48)	(1.87)
Total from investment operations	(2.44)	(3.37)	(1.80)
Distributions from net investment income	-	(.23)	-
Distributions from net realized gain	-	(1.50)	-
Total distributions	-	(1.73)	-
Redemption fees added to paid in capital E	- J	.01	.01
Net asset value, end of period	$ 8.14	$ 10.58	$ 15.67
Total Return B, C, D	(23.06)%	(23.80)%	(10.25)%
Ratios to Average Net Assets F, I
Expenses before reductions	2.19%	2.14%	2.11% A
Expenses net of fee waivers, if any	2.19%	2.14%	2.11% A
Expenses net of all reductions	2.17%	2.11%	2.01% A
Net investment income (loss)	1.81%	.82%	1.38% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 606	$ 930	$ 1,158
Portfolio turnover rate G	55%	63%	144%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period April 4, 2007 (commencement of sale of shares) to July 31, 2007.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended July 31,

2009

2008

2007 H

Selected Per-Share Data
Net asset value, beginning of period	$ 10.57	$ 15.67	$ 17.46
Income from Investment Operations
Net investment income (loss) E	.13	.11	.07
Net realized and unrealized gain (loss)	(2.57)	(3.48)	(1.87)
Total from investment operations	(2.44)	(3.37)	(1.80)
Distributions from net investment income	-	(.24)	-
Distributions from net realized gain	-	(1.50)	-
Total distributions	-	(1.74)	-
Redemption fees added to paid in capital E	- J	.01	.01
Net asset value, end of period	$ 8.13	$ 10.57	$ 15.67
Total Return B, C, D	(23.08)%	(23.78)%	(10.25)%
Ratios to Average Net Assets F, I
Expenses before reductions	2.19%	2.14%	2.10% A
Expenses net of fee waivers, if any	2.19%	2.14%	2.10% A
Expenses net of all reductions	2.17%	2.11%	2.00% A
Net investment income (loss)	1.81%	.82%	1.35% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,496	$ 3,477	$ 2,629
Portfolio turnover rate G	55%	63%	144%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period April 4, 2007 (commencement of sale of shares) to July 31, 2007.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - International Real Estate

Years ended July 31,

2009

2008

2007

2006

2005 G

Selected Per-Share Data
Net asset value, beginning of period	$ 10.68	$ 15.73	$ 14.69	$ 12.09	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.20	.25	.31	.30	.23
Net realized and unrealized gain (loss)	(2.59)	(3.50)	2.35	2.93	1.91
Total from investment operations	(2.39)	(3.25)	2.66	3.23	2.14
Distributions from net investment income	-	(.31)	(.22)	(.24)	(.03)
Distributions from net realized gain	-	(1.50)	(1.42)	(.40)	(.03)
Total distributions	-	(1.81)	(1.64)	(.64)	(.06)
Redemption fees added to paid in capital D	- I	.01	.02	.01	.01
Net asset value, end of period	$ 8.29	$ 10.68	$ 15.73	$ 14.69	$ 12.09
Total Return B, C	(22.38)%	(22.97)%	19.01%	27.85%	21.53%
Ratios to Average Net Assets E, H
Expenses before reductions	1.19%	1.11%	1.07%	1.12%	1.29% A
Expenses net of fee waivers, if any	1.19%	1.10%	1.06%	1.12%	1.29% A
Expenses net of all reductions	1.16%	1.07%	.96%	.91%	1.27% A
Net investment income (loss)	2.81%	1.86%	1.86%	2.23%	2.21% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 336,126	$ 572,985	$ 1,032,138	$ 447,854	$ 160,980
Portfolio turnover rate F	55%	63%	144%	234%	36% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period September 8, 2004 (commencement of operations) to July 31, 2005.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended July 31,

2009

2008

2007 G

Selected Per-Share Data
Net asset value, beginning of period	$ 10.66	$ 15.73	$ 17.46
Income from Investment Operations
Net investment income (loss) D	.20	.24	.12
Net realized and unrealized gain (loss)	(2.58)	(3.49)	(1.86)
Total from investment operations	(2.38)	(3.25)	(1.74)
Distributions from net investment income	-	(.33)	-
Distributions from net realized gain	-	(1.50)	-
Total distributions	-	(1.83)	-
Redemption fees added to paid in capital D	- I	.01	.01
Net asset value, end of period	$ 8.28	$ 10.66	$ 15.73
Total Return B, C	(22.33)%	(22.98)%	(9.91)%
Ratios to Average Net Assets E, H
Expenses before reductions	1.19%	1.13%	1.08% A
Expenses net of fee waivers, if any	1.19%	1.13%	1.08% A
Expenses net of all reductions	1.17%	1.10%	.97% A
Net investment income (loss)	2.81%	1.83%	2.27% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,600	$ 3,289	$ 2,477
Portfolio turnover rate F	55%	63%	144%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period April 4, 2007 (commencement of sale of shares) to July 31, 2007.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2009

1. Organization.

Fidelity International Real Estate Fund (the Fund) is a non-diversified fund of Fidelity Securities Fund (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers Class A, Class T, Class B, Class C, International Real Estate, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results

Annual Report

3. Significant Accounting Policies - continued

could differ from those estimates. Events or transactions occurring after period end through the date that the financial statements were issued, September 29, 2009, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are classified into three levels. Level 1 includes readily available unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes observable inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. Level 3 includes unobservable inputs when market prices are not readily available or reliable. Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy. The aggregate value by input level, as of July 31, 2009, for the Fund's investments is included at the end of the Fund's Schedule of Investments. Valuation techniques of the Fund's major categories of assets and liabilities as presented in the Schedule of Investments are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There are no unrecognized tax benefits in the accompanying financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on short term capital gains on securities of certain issuers domiciled in India. The Fund records an estimated deferred tax liability included in Other payables and accrued expenses in the accompanying Statement of Assets & Liabilities for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of at period end.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), net operating losses, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 37,535,830
Unrealized depreciation	(86,558,771)
Net unrealized appreciation (depreciation)	$ (49,022,941)
Capital loss carryforward	$ (159,443,097)

Cost for federal income tax purposes	$ 426,514,302

The tax character of distributions paid was as follows:

	July 31, 2009	July 31, 2008
Ordinary Income	$ -	$ 104,576,814
Long-term Capital Gains	-	5,508,468
Total	$ -	$ 110,085,282

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $178,381,697 and $259,070,400, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .71% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 15,048	$ 1,113
Class T	.25%	.25%	13,368	-
Class B	.75%	.25%	5,675	4,255
Class C	.75%	.25%	21,903	7,007
			$ 55,994	$ 12,375

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 4,346
Class T	1,170
Class B*	983
Class C*	781
$ 7,280

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 19,181.32
Class T	8,764.33
Class B	1,803.32
Class C	6,945.32
International Real Estate	961,069.31
Institutional Class	5,241.31
	$ 1,003,003

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

Notes to Financial Statements - continued

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,449 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $393,883.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $82,105 for the period. In addition, through arrangements with each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
International Real Estate	$ 345
Institutional Class	4
$ 349

Annual Report

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2009	2008
From net investment income
Class A	$ -	$ 129,243
Class T	-	47,714
Class B	-	18,349
Class C	-	47,789
International Real Estate	-	18,458,440
Institutional Class	-	62,676
Total	$ -	$ 18,764,211
From net realized gain
Class A	$ -	$ 682,544
Class T	-	265,212
Class B	-	121,612
Class C	-	311,919
International Real Estate	-	89,636,941
Institutional Class	-	302,843
Total	$ -	$ 91,321,071

Annual Report

Notes to Financial Statements - continued

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2009	2008	2009	2008
Class A
Shares sold	276,074	900,194	$ 2,073,370	$ 11,742,685
Reinvestment of distributions	-	55,923	-	765,385
Shares redeemed	(395,339)	(341,825)	(2,671,924)	(4,339,419)
Net increase (decrease)	(119,265)	614,292	$ (598,554)	$ 8,168,651
Class T
Shares sold	127,919	633,863	$ 986,052	$ 7,676,814
Reinvestment of distributions	-	21,513	-	296,970
Shares redeemed	(586,866)	(95,643)	(4,132,628)	(1,262,734)
Net increase (decrease)	(458,947)	559,733	$ (3,146,576)	$ 6,711,050
Class B
Shares sold	23,179	50,624	$ 177,395	$ 676,962
Reinvestment of distributions	-	9,315	-	128,955
Shares redeemed	(36,555)	(45,973)	(251,823)	(599,735)
Net increase (decrease)	(13,376)	13,966	$ (74,428)	$ 206,182
Class C
Shares sold	103,043	207,359	$ 772,724	$ 2,751,080
Reinvestment of distributions	-	24,058	-	331,352
Shares redeemed	(124,838)	(70,253)	(872,457)	(919,320)
Net increase (decrease)	(21,795)	161,164	$ (99,733)	$ 2,163,112
International Real Estate
Shares sold	11,251,723	21,686,399	$ 83,151,001	$ 295,025,902
Reinvestment of distributions	-	7,157,452	-	99,352,759
Shares redeemed	(24,377,998)	(40,815,706)	(173,652,133)	(557,680,698)
Net increase (decrease)	(13,126,275)	(11,971,855)	$ (90,501,132)	$ (163,302,037)
Institutional Class
Shares sold	83,584	282,296	$ 621,361	$ 3,825,173
Reinvestment of distributions	-	22,489	-	308,363
Shares redeemed	(198,948)	(153,644)	(1,465,893)	(1,958,706)
Net increase (decrease)	(115,364)	151,141	$ (844,532)	$ 2,174,830

Annual Report

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and the Shareholders of Fidelity International Real Estate Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity International Real Estate Fund (a fund of Fidelity Securities Fund) at July 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity International Real Estate Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Boston, Massachusetts

September 29, 2009

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for Mr. Edward C. Johnson 3rd and Mr. James C. Curvey, each of the Trustees oversees 220 funds advised by FMR or an affiliate. Mr. Johnson oversees 262 funds advised by FMR or an affiliate. Mr. Curvey oversees 392 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (79)

Year of Election or Appointment: 1984

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (74)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (61)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (55)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (65)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (64)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (65)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (70)

Year of Election or Appointment: 2002

Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (60)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (58)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (65)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (39)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2009-present) and is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Brian B. Hogan (44)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as a portfolio manager.

Christopher S. Bartel (37)

Year of Election or Appointment: 2009

Vice President of Fidelity's Sector and Real Estate Equity Funds. Mr. Bartel also serves as Senior Vice President of Equity Research (2009-present). Previously, Mr. Bartel served as Managing Director of Research (2006-2009) and an analyst and portfolio manager (2000-2006).

Scott C. Goebel (41)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Officer of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (40)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Vice President and Associate General Counsel of FMR LLC (2005-present), and is an employee of Fidelity Investments.

Holly C. Laurent (55)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (50)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (62)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (47)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian also serves as Chief Financial Officer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments. Previously, Mr. Christian served as Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009) and as Vice President of Business Analysis (2003-2004).

Bryan A. Mehrmann (48)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (41)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

John R. Hebble (51)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Paul M. Murphy (62)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments. Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (50)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Real Estate Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2009 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. In response to last year's financial crisis, FMR took a number of actions intended to cut costs and improve efficiency without weakening the investment teams or resources. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure and broaden the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) contractually agreeing to reduce the management fee on Fidelity U.S. Bond Index Fund; and (iv) expanding Class A and Class T load waiver categories to increase rollover retention opportunities and create consistent policies across the classes.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against a broad-based securities market index. The Board noted that FMR does not believe that a meaningful peer group exists against which to compare the fund's performance. Because the fund had been in existence less than five calendar years, the following charts considered by the Board show, over the one- and three-year periods ended December 31, 2008, as available, the cumulative total returns of Fidelity International Real Estate (retail class) and Class C of the fund and the cumulative total returns of a broad-based securities market index ("benchmark"). The returns of Fidelity International Real Estate (retail class) and Class C show the performance of the highest performing class (based on three-year performance) and the lowest performing class (based on one-year performance), respectively.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity International Real Estate Fund

The Board stated that the investment performance of Fidelity International Real Estate (retail class) of the fund compared favorably to its benchmark for the one-year period, although the fund's three-year cumulative total return was lower than its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board reviewed the year-to-date performance of Fidelity International Real Estate (retail class) through May 31, 2009 and stated that it was lower than the fund's benchmark.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in 2008, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 29% means that 71% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Fidelity International Real Estate Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2008.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses each of Class A, Class C, and Fidelity International Real Estate (retail class) ranked below its competitive median for 2008 and the total expenses of each of Class T, Class B, and Institutional Class ranked above its competitive median for 2008. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

Annual Report

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board created an Ad Hoc Committee (the "Committee") to analyze economies of scale. The Committee was formed to consider whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board concluded, considering the findings of the Committee, that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's compensation structure for portfolio managers and key personnel, including performance benchmarks used by Fidelity in evaluating incentive compensation for portfolio managers and research analysts; (iv) the structure and process of equity research and actions taken by FMR to improve the quality of research; (v) the selection of and compensation paid by FMR to fund sub-advisers; (vi) Fidelity's fee structures and rationale for recommending different fees among categories of funds; (vii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; (viii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; and (ix) explanations for the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)
Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

For mutual fund and brokerage trading.

For quotes.*

For account balances and holdings.

To review orders and mutual
fund activity.

To change your PIN.

To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)
Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

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Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

405 Cochituate Road
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501 Route 73 South
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Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

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Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

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For Non-Retirement
Accounts

Buying shares

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Attn: Distribution Services
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Selling shares

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General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)
For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Research & Analysis Company

Fidelity Management & Research
(U.K.) Inc.

Fidelity Investments Japan Limited

FIL Investment Advisers

FIL Investment Advisers (U.K.) Ltd.

Fidelity Management & Research
(Hong Kong) Limited

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(Japan) Inc.

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Fidelity Distributors Corporation

Boston, MA

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The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

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and Account Assistance 1-800-544-6666

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Automated line for quickest service

IRE-UANN-0909
1.801327.104

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor

International Real Estate

Fund - Class A, Class T,
Class B, and Class C

Annual Report

July 31, 2009
(2_fidelity_logos) (Registered_Trademark)

Class A, Class T, Class B,
and Class C are classes
of Fidelity® International
Real Estate Fund

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

We've seen a welcome uptick in the global equity markets this spring and summer, as signs of stabilization in some economic indicators have brought many investors back into the marketplace. But there remain other key measures - notably high unemployment and slack consumer spending - that suggest the road back to economic health could still be a bumpy ride. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,
/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Fidelity Advisor International Real Estate Fund - Class A, T, B, and C

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2009	Past 1 year	Life of Fund A
Class A (incl. 5.75% sales charge) B	-26.94%	0.73%
Class T (incl. 3.50% sales charge) C	-25.40%	1.09%
Class B (incl. contingent deferred sales charge) D	-26.91%	1.27%
Class C (incl. contingent deferred sales charge)E	-23.85%	1.58%

A From September 8, 2004.

B Class A shares bear a 0.25% 12b-1 fee. The initial offering of Class A shares took place on April 4, 2007. Returns prior to April 4, 2007 are those of International Real Estate, the original retail class of the fund, which does not bear a 12b-1 fee. Had Class A shares' 12b-1 fee been reflected, returns prior to April 4, 2007 would have been lower.

C Class T shares bear a 0.50% 12b-1 fee. The initial offering of Class T shares took place on April 4, 2007. Returns prior to April 4, 2007 are those of International Real Estate, the original retail class of the fund, which does not bear a 12b-1 fee. Had Class T shares' 12b-1 fee been reflected, returns prior to April 4, 2007 would have been lower.

D Class B shares bear a 1.00% 12b-1 fee. The initial offering of Class B shares took place on April 4, 2007. Returns prior to April 4, 2007 are those of International Real Estate, the original retail class of the fund, which does not bear a 12b-1 fee. Had Class B shares' 12b-1 fee been reflected, returns prior to April 4, 2007 would have been lower. Class B shares' contingent deferred sales charges included in past one year and life of fund total return figures are 5% and 2%, respectively.

E Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on April 4, 2007. Returns prior to April 4, 2007 are those of International Real Estate, the original retail class of the fund, which does not bear a 12b-1 fee. Had Class C shares' 12b-1 fee been reflected, returns prior to April 4, 2007 would have been lower. Class C shares' contingent deferred sales charges included in the past one year and life of fund total return figures are 1% and 0%, respectively.

Annual Report

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor International Real Estate Fund - Class A on September 8, 2004, when the fund started, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the MSCI® EAFE® Index (Europe, Australasia, Far East) performed over the same period. The initial offering of International Real Estate took place on September 8, 2004. See previous page for additional information regarding the performance of Class A.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Stocks around the globe were battered by an escalating crisis in the capital and credit markets for a majority of the year ending July 31, 2009, with the capital-intensive international real estate sector hit particularly hard. For roughly half of the period, property stocks overseas saw negative returns, as occupancy and rental rates continued to decline and credit became severely limited. By March, however, as unprecedented government interventions around the world took root, bright spots began to emerge for global equities and real estate securities: corporate profits, though still weak, began to stabilize, and capital and credit markets saw dramatic improvements. Against this improving backdrop, international property stocks soared more than 43% for the final six months of the period - as measured by the FTSE EPRA/NAREIT Developed ex North America Index - bolstered by huge gains in the residential market. For the year overall, however, returns were still decidedly negative, due in part to the declining U.S. dollar: The EPRA/NAREIT index tumbled 22.78%, performing roughly in line with the broader international stock market, as measured by the MSCI® EAFE® Index (Europe, Australasia, Far East), which fell 22.48% during the 12-month period.

Comments from Steven Buller, Portfolio Manager of Fidelity Advisor International Real Estate Fund: The fund's Class A, Class T, Class B and Class C shares lost 22.48%, 22.69%, 23.06% and 23.08%, respectively (excluding sales charges), performing roughly in line with the EPRA/NAREIT and MSCI EAFE indexes. Versus the EPRA/NAREIT benchmark, the fund benefited from an underweighting and strong stock selection in the weak-performing Australian market and having no holdings in index constituent Austria. A modest cash position also helped. On the negative side, stock and market selection in the U.K. was relatively weak, and my positioning in Greece was an additional source of underperformance. One of my top individual contributors was Hang Lung Properties, a Hong Kong-based retail property developer focused on mainland China. Not owning index component Immofinanz, an Austrian company involved in a high-profile scandal, was an additional positive. Timely ownership of GPT Group, an Australian property trust, contributed when it rebounded in the final months of the period. In contrast, the fund's biggest laggard of the past year was Greece's Babis Vovos, a diversified property developer forced to halt construction on a large retail mall project. Germany's DIC Asset Management, an office properties company, and Kerry Properties, a Hong Kong-listed developer and asset manager, also detracted. I sold Babis Vovos, DIC and Kerry Properties prior to period end.

Comments from Steven Buller, Portfolio Manager of Fidelity Advisor International Real Estate Fund: The fund's Institutional Class shares lost 22.33%, performing right in line with the EPRA/NAREIT and MSCI EAFE indexes. Versus the EPRA/NAREIT benchmark, the fund benefited from an underweighting and strong stock selection in the weak-performing Australian market and having no holdings in index constituent Austria. A modest cash position also helped. On the negative side, stock and market selection in the U.K. was relatively weak, and my positioning in Greece was an additional source of underperformance. One of my top individual contributors was Hang Lung Properties, a Hong Kong-based retail property developer focused on mainland China. Not owning index component Immofinanz, an Austrian company involved in a high-profile scandal, was an additional positive. Timely ownership of GPT Group, an Australian property trust, contributed when it rebounded in the final months of the period. In contrast, the fund's biggest laggard of the past year was Greece's Babis Vovos, a diversified property developer forced to halt construction on a large retail mall project. Germany's DIC Asset Management, an office properties company, and Kerry Properties, a Hong Kong-listed developer and asset manager, also detracted. I sold Babis Vovos, DIC and Kerry Properties prior to period end.

Annual Report

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2009 to July 31, 2009).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value February 1, 2009	Ending Account Value July 31, 2009	Expenses Paid During Period* February 1, 2009 to July 31, 2009
Class A	1.46%
Actual		$ 1,000.00	$ 1,435.50	$ 8.82
Hypothetical A		$ 1,000.00	$ 1,017.55	$ 7.30
Class T	1.73%
Actual		$ 1,000.00	$ 1,432.80	$ 10.44
Hypothetical A		$ 1,000.00	$ 1,016.22	$ 8.65
Class B	2.21%
Actual		$ 1,000.00	$ 1,430.60	$ 13.32
Hypothetical A		$ 1,000.00	$ 1,013.84	$ 11.04
Class C	2.21%
Actual		$ 1,000.00	$ 1,431.30	$ 13.32
Hypothetical A		$ 1,000.00	$ 1,013.84	$ 11.04
International Real Estate	1.21%
Actual		$ 1,000.00	$ 1,436.70	$ 7.31
Hypothetical A		$ 1,000.00	$ 1,018.79	$ 6.06
Institutional Class	1.22%
Actual		$ 1,000.00	$ 1,437.50	$ 7.37
Hypothetical A		$ 1,000.00	$ 1,018.74	$ 6.11

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Sun Hung Kai Properties Ltd.	10.7	6.4
Westfield Group unit	6.5	7.0
Mitsui Fudosan Co. Ltd.	6.2	6.6
Mitsubishi Estate Co. Ltd.	4.7	8.1
China Overseas Land & Investment Ltd.	4.6	4.0
Unibail-Rodamco	4.5	7.7
CapitaLand Ltd.	4.0	2.1
Henderson Land Development Co. Ltd.	4.0	0.0
Sumitomo Realty & Development Co. Ltd.	3.8	0.0
British Land Co. PLC	3.7	2.4
	52.7
Top Five Countries as of July 31, 2009
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Hong Kong	30.5	23.0
Japan	21.2	29.1
Australia	11.4	12.2
United Kingdom	9.9	9.1
Singapore	7.3	5.9
Percentages are adjusted for the effect of open futures contracts, if applicable.
Top Five REIT Sectors as of July 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
REITs - Management/Investment	18.7	27.7
REITs - Office Buildings	9.1	12.9
REITs - Shopping Centers	5.8	7.0
REITs - Industrial Buildings	4.9	2.9
REITs - Apartments	0.1	0.0
Asset Allocation (% of fund's net assets)
As of July 31, 2009*		As of January 31, 2009**
	Stocks 96.6%		Stocks 95.7%
	Short-Term Investments and Net Other Assets 3.4%		Short-Term Investments and Net Other Assets 4.3%
* Foreign investments	96.6%	** Foreign investments	95.7%

Annual Report

Investments July 31, 2009

Showing Percentage of Net Assets

Common Stocks - 96.6%
	Shares	Value
Australia - 11.4%
CFS Retail Property Trust	3,116,244	$ 4,469,486
DEXUS Property Group unit	6,061,610	3,700,607
Stockland Corp. Ltd. unit	2,188,748	5,765,917
The GPT Group unit	7,625,950	3,380,118
Westfield Group unit	2,391,771	22,662,698
TOTAL AUSTRALIA		39,978,826
Brazil - 0.2%
BR Malls Participacoes SA (a)	63,700	662,262
Cayman Islands - 2.9%
Agile Property Holdings Ltd.	1,724,000	2,438,117
New World China Land Ltd.	4,446,000	2,805,337
Shimao Property Holdings Ltd.	2,355,000	4,734,401
TOTAL CAYMAN ISLANDS		9,977,855
China - 3.3%
China Resources Land Ltd.	4,682,000	11,442,425
Finland - 0.6%
Citycon Oyj	808,403	2,120,005
France - 6.1%
Fonciere Des Regions (d)	39,700	3,480,385
ICADE	26,700	2,336,526
Unibail-Rodamco (d)	89,617	15,659,285
TOTAL FRANCE		21,476,196
Germany - 0.2%
alstria office REIT-AG	92,206	737,247
Hong Kong - 30.5%
China Overseas Land & Investment Ltd.	6,483,680	15,996,176
Hang Lung Properties Ltd.	3,513,000	12,873,694
Henderson Land Development Co. Ltd.	2,114,000	13,966,309
Hong Kong Land Holdings Ltd.	3,096,000	12,043,440
Link (REIT)	2,950,915	6,701,563
New World Development Co. Ltd.	2,543,000	6,070,505
Sino Land Co.	852,174	1,739,568
Sun Hung Kai Properties Ltd.	2,459,000	37,409,253
TOTAL HONG KONG		106,800,508
India - 0.2%
Housing Development and Infrastructure Ltd.	121,911	705,975
Japan - 21.2%
Japan Real Estate Investment Corp.	442	3,700,074
Common Stocks - continued
	Shares	Value
Japan - continued
Japan Retail Fund Investment Corp.	602	$ 3,022,408
Kenedix Realty Investment Corp.	439	1,470,912
Mitsubishi Estate Co. Ltd.	988,000	16,468,407
Mitsui Fudosan Co. Ltd.	1,179,000	21,683,331
Nippon Accommodations Fund, Inc.	51	253,356
Nippon Building Fund, Inc.	455	4,087,834
Nomura Real Estate Holdings, Inc.	73,200	1,287,441
Nomura Real Estate Office Fund, Inc.	509	3,346,348
NTT Urban Development Co.	3,256	3,083,581
ORIX JREIT, Inc.	520	2,561,251
Sumitomo Realty & Development Co. Ltd.	643,000	13,252,827
TOTAL JAPAN		74,217,770
Netherlands - 1.8%
Corio NV	82,111	4,550,076
VastNed Retail NV	32,203	1,732,624
TOTAL NETHERLANDS		6,282,700
Norway - 0.3%
Norwegian Property ASA (a)(d)	996,000	945,331
Singapore - 7.3%
Allgreen Properties Ltd.	1,550,000	1,292,385
Ascendas Real Estate Investment Trust (A-REIT)	3,329,193	3,932,482
CapitaCommercial Trust (REIT)	4,404,000	2,616,329
CapitaLand Ltd.	5,307,900	14,088,506
CapitaMall Trust	3,305,000	3,628,335
TOTAL SINGAPORE		25,558,037
Sweden - 0.7%
Castellum AB	325,000	2,397,934
United Kingdom - 9.9%
Big Yellow Group PLC (d)	536,300	3,062,068
British Land Co. PLC (d)	1,807,666	13,137,294
Brixton PLC	420,000	329,796
Great Portland Estates PLC	706,454	2,744,134
Hammerson PLC (d)	898,500	5,175,125
Hansteen Holdings PLC	178,456	234,045
Land Securities Group PLC	493,902	4,406,365
London & Stamford Property	167,751	344,021
Common Stocks - continued
	Shares	Value
United Kingdom - continued
Segro PLC	613,700	$ 2,829,852
Unite Group PLC	1,082,900	2,279,593
TOTAL UNITED KINGDOM		34,542,293
TOTAL COMMON STOCKS (Cost $378,562,353)		337,845,364
Money Market Funds - 11.4%

Fidelity Cash Central Fund, 0.37% (b)	8,133,097	8,133,097
Fidelity Securities Lending Cash Central Fund, 0.22% (b) (c)	31,512,900	31,512,900
TOTAL MONEY MARKET FUNDS (Cost $39,645,997)		39,645,997
TOTAL INVESTMENT PORTFOLIO - 108.0% (Cost $418,208,350)		377,491,361
NET OTHER ASSETS - (8.0)%		(27,838,243)
NET ASSETS - 100%		$ 349,653,118
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 132,727
Fidelity Securities Lending Cash Central Fund	393,883
Total	$ 526,610
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Income Tax Information
At July 31, 2009, the fund had a capital loss carryforward of approximately $159,443,097 all of which will expire on July 31, 2017.
The fund intends to elect to defer to its fiscal year ending July 31, 2010 approximately $142,053,103 of losses recognized during the period November 1, 2008 to July 31, 2009.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	July 31, 2009

Assets
Investment in securities, at value (including securities loaned of $29,910,985) - See accompanying schedule: Unaffiliated issuers (cost $378,562,353)	$ 337,845,364
Fidelity Central Funds (cost $39,645,997)	39,645,997
Total Investments (cost $418,208,350)		$ 377,491,361
Foreign currency held at value (cost $38,993)		39,166
Receivable for investments sold		1,629,817
Receivable for fund shares sold		758,469
Dividends receivable		1,543,606
Distributions receivable from Fidelity Central Funds		29,322
Prepaid expenses		1,558
Other receivables		289,738
Total assets		381,783,037

Liabilities
Payable for fund shares redeemed	$ 166,297
Accrued management fee	189,834
Distribution fees payable	4,415
Other affiliated payables	101,680
Other payables and accrued expenses	154,793
Collateral on securities loaned, at value	31,512,900
Total liabilities		32,129,919

Net Assets		$ 349,653,118
Net Assets consist of:
Paid in capital		$ 700,172,255
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(309,808,817)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(40,710,320)
Net Assets		$ 349,653,118

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

July 31, 2009

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($6,745,204 ÷ 818,878 shares)	$ 8.24

Maximum offering price per share (100/94.25 of $8.24)	$ 8.74
Class T: Net Asset Value and redemption price per share ($2,080,113 ÷ 253,507 shares)	$ 8.21

Maximum offering price per share (100/96.50 of $8.21)	$ 8.51
Class B: Net Asset Value and offering price per share ($606,162 ÷ 74,487 shares)A	$ 8.14

Class C: Net Asset Value and offering price per share ($2,496,061 ÷ 307,118 shares)A	$ 8.13

International Real Estate: Net Asset Value, offering price and redemption price per share ($336,125,982 ÷ 40,530,234 shares)	$ 8.29

Institutional Class: Net Asset Value, offering price and redemption price per share ($1,599,596 ÷ 193,265 shares)	$ 8.28

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended July 31, 2009

Investment Income
Dividends		$ 13,674,980
Interest		51,103
Income from Fidelity Central Funds		526,610
		14,252,693
Less foreign taxes withheld		(1,435,859)
Total income		12,816,834

Expenses
Management fee	$ 2,293,252
Transfer agent fees	1,003,003
Distribution fees	55,994
Accounting and security lending fees	168,986
Custodian fees and expenses	190,901
Independent trustees' compensation	2,197
Registration fees	83,550
Audit	72,670
Legal	4,079
Miscellaneous	21,148
Total expenses before reductions	3,895,780
Expense reductions	(82,454)	3,813,326
Net investment income (loss)		9,003,508
Realized and Unrealized Gain (loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $120,129)	(204,454,592)
Foreign currency transactions	(1,037,653)
Total net realized gain (loss)		(205,492,245)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $15,863)	43,008,450
Assets and liabilities in foreign currencies	57,403
Total change in net unrealized appreciation (depreciation)		43,065,853
Net gain (loss)		(162,426,392)
Net increase (decrease) in net assets resulting from operations		$ (153,422,884)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended July 31, 2009	Year ended July 31, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 9,003,508	$ 14,898,195
Net realized gain (loss)	(205,492,245)	(74,876,486)
Change in net unrealized appreciation (depreciation)	43,065,853	(134,244,778)
Net increase (decrease) in net assets resulting from operations	(153,422,884)	(194,223,069)
Distributions to shareholders from net investment income	-	(18,764,211)
Distributions to shareholders from net realized gain	-	(91,321,071)
Total distributions	-	(110,085,282)
Share transactions - net increase (decrease)	(95,264,955)	(143,878,212)
Redemption fees	117,919	522,585
Total increase (decrease) in net assets	(248,569,920)	(447,663,978)

Net Assets
Beginning of period	598,223,038	1,045,887,016
End of period (including distributions in excess of net investment income of $0 and $51,983,093, respectively)	$ 349,653,118	$ 598,223,038

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended July 31,

2009

2008

2007 H

Selected Per-Share Data
Net asset value, beginning of period	$ 10.63	$ 15.71	$ 17.46
Income from Investment Operations
Net investment income (loss) E	.18	.20	.11
Net realized and unrealized gain (loss)	(2.57)	(3.48)	(1.87)
Total from investment operations	(2.39)	(3.28)	(1.76)
Distributions from net investment income	-	(.31)	-
Distributions from net realized gain	-	(1.50)	-
Total distributions	-	(1.81)	-
Redemption fees added to paid in capital E	- J	.01	.01
Net asset value, end of period	$ 8.24	$ 10.63	$ 15.71
Total Return B, C, D	(22.48)%	(23.20)%	(10.02)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.45%	1.38%	1.37% A
Expenses net of fee waivers, if any	1.45%	1.38%	1.37% A
Expenses net of all reductions	1.42%	1.35%	1.26% A
Net investment income (loss)	2.55%	1.58%	2.08% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,745	$ 9,976	$ 5,087
Portfolio turnover rate G	55%	63%	144%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period April 4, 2007 (commencement of sale of shares) to July 31, 2007.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended July 31,

2009

2008

2007 H

Selected Per-Share Data
Net asset value, beginning of period	$ 10.62	$ 15.70	$ 17.46
Income from Investment Operations
Net investment income (loss) E	.17	.17	.10
Net realized and unrealized gain (loss)	(2.58)	(3.48)	(1.87)
Total from investment operations	(2.41)	(3.31)	(1.77)
Distributions from net investment income	-	(.28)	-
Distributions from net realized gain	-	(1.50)	-
Total distributions	-	(1.78)	-
Redemption fees added to paid in capital E	- J	.01	.01
Net asset value, end of period	$ 8.21	$ 10.62	$ 15.70
Total Return B, C, D	(22.69)%	(23.39)%	(10.08)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.71%	1.64%	1.61% A
Expenses net of fee waivers, if any	1.71%	1.64%	1.61% A
Expenses net of all reductions	1.68%	1.60%	1.51% A
Net investment income (loss)	2.29%	1.32%	1.90% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,080	$ 7,566	$ 2,398
Portfolio turnover rate G	55%	63%	144%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period April 4, 2007 (commencement of sale of shares) to July 31, 2007.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,

2009

2008

2007 H

Selected Per-Share Data
Net asset value, beginning of period	$ 10.58	$ 15.67	$ 17.46
Income from Investment Operations
Net investment income (loss) E	.13	.11	.07
Net realized and unrealized gain (loss)	(2.57)	(3.48)	(1.87)
Total from investment operations	(2.44)	(3.37)	(1.80)
Distributions from net investment income	-	(.23)	-
Distributions from net realized gain	-	(1.50)	-
Total distributions	-	(1.73)	-
Redemption fees added to paid in capital E	- J	.01	.01
Net asset value, end of period	$ 8.14	$ 10.58	$ 15.67
Total Return B, C, D	(23.06)%	(23.80)%	(10.25)%
Ratios to Average Net Assets F, I
Expenses before reductions	2.19%	2.14%	2.11% A
Expenses net of fee waivers, if any	2.19%	2.14%	2.11% A
Expenses net of all reductions	2.17%	2.11%	2.01% A
Net investment income (loss)	1.81%	.82%	1.38% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 606	$ 930	$ 1,158
Portfolio turnover rate G	55%	63%	144%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period April 4, 2007 (commencement of sale of shares) to July 31, 2007.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended July 31,

2009

2008

2007 H

Selected Per-Share Data
Net asset value, beginning of period	$ 10.57	$ 15.67	$ 17.46
Income from Investment Operations
Net investment income (loss) E	.13	.11	.07
Net realized and unrealized gain (loss)	(2.57)	(3.48)	(1.87)
Total from investment operations	(2.44)	(3.37)	(1.80)
Distributions from net investment income	-	(.24)	-
Distributions from net realized gain	-	(1.50)	-
Total distributions	-	(1.74)	-
Redemption fees added to paid in capital E	- J	.01	.01
Net asset value, end of period	$ 8.13	$ 10.57	$ 15.67
Total Return B, C, D	(23.08)%	(23.78)%	(10.25)%
Ratios to Average Net Assets F, I
Expenses before reductions	2.19%	2.14%	2.10% A
Expenses net of fee waivers, if any	2.19%	2.14%	2.10% A
Expenses net of all reductions	2.17%	2.11%	2.00% A
Net investment income (loss)	1.81%	.82%	1.35% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,496	$ 3,477	$ 2,629
Portfolio turnover rate G	55%	63%	144%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period April 4, 2007 (commencement of sale of shares) to July 31, 2007.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - International Real Estate

Years ended July 31,

2009

2008

2007

2006

2005 G

Selected Per-Share Data
Net asset value, beginning of period	$ 10.68	$ 15.73	$ 14.69	$ 12.09	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.20	.25	.31	.30	.23
Net realized and unrealized gain (loss)	(2.59)	(3.50)	2.35	2.93	1.91
Total from investment operations	(2.39)	(3.25)	2.66	3.23	2.14
Distributions from net investment income	-	(.31)	(.22)	(.24)	(.03)
Distributions from net realized gain	-	(1.50)	(1.42)	(.40)	(.03)
Total distributions	-	(1.81)	(1.64)	(.64)	(.06)
Redemption fees added to paid in capital D	- I	.01	.02	.01	.01
Net asset value, end of period	$ 8.29	$ 10.68	$ 15.73	$ 14.69	$ 12.09
Total Return B, C	(22.38)%	(22.97)%	19.01%	27.85%	21.53%
Ratios to Average Net Assets E, H
Expenses before reductions	1.19%	1.11%	1.07%	1.12%	1.29% A
Expenses net of fee waivers, if any	1.19%	1.10%	1.06%	1.12%	1.29% A
Expenses net of all reductions	1.16%	1.07%	.96%	.91%	1.27% A
Net investment income (loss)	2.81%	1.86%	1.86%	2.23%	2.21% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 336,126	$ 572,985	$ 1,032,138	$ 447,854	$ 160,980
Portfolio turnover rate F	55%	63%	144%	234%	36% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period September 8, 2004 (commencement of operations) to July 31, 2005.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended July 31,

2009

2008

2007 G

Selected Per-Share Data
Net asset value, beginning of period	$ 10.66	$ 15.73	$ 17.46
Income from Investment Operations
Net investment income (loss) D	.20	.24	.12
Net realized and unrealized gain (loss)	(2.58)	(3.49)	(1.86)
Total from investment operations	(2.38)	(3.25)	(1.74)
Distributions from net investment income	-	(.33)	-
Distributions from net realized gain	-	(1.50)	-
Total distributions	-	(1.83)	-
Redemption fees added to paid in capital D	- I	.01	.01
Net asset value, end of period	$ 8.28	$ 10.66	$ 15.73
Total Return B, C	(22.33)%	(22.98)%	(9.91)%
Ratios to Average Net Assets E, H
Expenses before reductions	1.19%	1.13%	1.08% A
Expenses net of fee waivers, if any	1.19%	1.13%	1.08% A
Expenses net of all reductions	1.17%	1.10%	.97% A
Net investment income (loss)	2.81%	1.83%	2.27% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,600	$ 3,289	$ 2,477
Portfolio turnover rate F	55%	63%	144%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period April 4, 2007 (commencement of sale of shares) to July 31, 2007.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2009

1. Organization.

Fidelity International Real Estate Fund (the Fund) is a non-diversified fund of Fidelity Securities Fund (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers Class A, Class T, Class B, Class C, International Real Estate, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results

Annual Report

3. Significant Accounting Policies - continued

could differ from those estimates. Events or transactions occurring after period end through the date that the financial statements were issued, September 29, 2009, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are classified into three levels. Level 1 includes readily available unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes observable inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. Level 3 includes unobservable inputs when market prices are not readily available or reliable. Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy. The aggregate value by input level, as of July 31, 2009, for the Fund's investments is included at the end of the Fund's Schedule of Investments. Valuation techniques of the Fund's major categories of assets and liabilities as presented in the Schedule of Investments are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There are no unrecognized tax benefits in the accompanying financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on short term capital gains on securities of certain issuers domiciled in India. The Fund records an estimated deferred tax liability included in Other payables and accrued expenses in the accompanying Statement of Assets & Liabilities for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of at period end.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), net operating losses, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 37,535,830
Unrealized depreciation	(86,558,771)
Net unrealized appreciation (depreciation)	$ (49,022,941)
Capital loss carryforward	$ (159,443,097)

Cost for federal income tax purposes	$ 426,514,302

The tax character of distributions paid was as follows:

	July 31, 2009	July 31, 2008
Ordinary Income	$ -	$ 104,576,814
Long-term Capital Gains	-	5,508,468
Total	$ -	$ 110,085,282

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $178,381,697 and $259,070,400, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .71% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 15,048	$ 1,113
Class T	.25%	.25%	13,368	-
Class B	.75%	.25%	5,675	4,255
Class C	.75%	.25%	21,903	7,007
			$ 55,994	$ 12,375

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 4,346
Class T	1,170
Class B*	983
Class C*	781
$ 7,280

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 19,181.32
Class T	8,764.33
Class B	1,803.32
Class C	6,945.32
International Real Estate	961,069.31
Institutional Class	5,241.31
	$ 1,003,003

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

Notes to Financial Statements - continued

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,449 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $393,883.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $82,105 for the period. In addition, through arrangements with each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
International Real Estate	$ 345
Institutional Class	4
$ 349

Annual Report

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2009	2008
From net investment income
Class A	$ -	$ 129,243
Class T	-	47,714
Class B	-	18,349
Class C	-	47,789
International Real Estate	-	18,458,440
Institutional Class	-	62,676
Total	$ -	$ 18,764,211
From net realized gain
Class A	$ -	$ 682,544
Class T	-	265,212
Class B	-	121,612
Class C	-	311,919
International Real Estate	-	89,636,941
Institutional Class	-	302,843
Total	$ -	$ 91,321,071

Annual Report

Notes to Financial Statements - continued

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2009	2008	2009	2008
Class A
Shares sold	276,074	900,194	$ 2,073,370	$ 11,742,685
Reinvestment of distributions	-	55,923	-	765,385
Shares redeemed	(395,339)	(341,825)	(2,671,924)	(4,339,419)
Net increase (decrease)	(119,265)	614,292	$ (598,554)	$ 8,168,651
Class T
Shares sold	127,919	633,863	$ 986,052	$ 7,676,814
Reinvestment of distributions	-	21,513	-	296,970
Shares redeemed	(586,866)	(95,643)	(4,132,628)	(1,262,734)
Net increase (decrease)	(458,947)	559,733	$ (3,146,576)	$ 6,711,050
Class B
Shares sold	23,179	50,624	$ 177,395	$ 676,962
Reinvestment of distributions	-	9,315	-	128,955
Shares redeemed	(36,555)	(45,973)	(251,823)	(599,735)
Net increase (decrease)	(13,376)	13,966	$ (74,428)	$ 206,182
Class C
Shares sold	103,043	207,359	$ 772,724	$ 2,751,080
Reinvestment of distributions	-	24,058	-	331,352
Shares redeemed	(124,838)	(70,253)	(872,457)	(919,320)
Net increase (decrease)	(21,795)	161,164	$ (99,733)	$ 2,163,112
International Real Estate
Shares sold	11,251,723	21,686,399	$ 83,151,001	$ 295,025,902
Reinvestment of distributions	-	7,157,452	-	99,352,759
Shares redeemed	(24,377,998)	(40,815,706)	(173,652,133)	(557,680,698)
Net increase (decrease)	(13,126,275)	(11,971,855)	$ (90,501,132)	$ (163,302,037)
Institutional Class
Shares sold	83,584	282,296	$ 621,361	$ 3,825,173
Reinvestment of distributions	-	22,489	-	308,363
Shares redeemed	(198,948)	(153,644)	(1,465,893)	(1,958,706)
Net increase (decrease)	(115,364)	151,141	$ (844,532)	$ 2,174,830

Annual Report

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and the Shareholders of Fidelity International Real Estate Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity International Real Estate Fund (a fund of Fidelity Securities Fund) at July 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity International Real Estate Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Boston, Massachusetts

September 29, 2009

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for Mr. Edward C. Johnson 3rd and Mr. James C. Curvey, each of the Trustees oversees 220 funds advised by FMR or an affiliate. Mr. Johnson oversees 262 funds advised by FMR or an affiliate. Mr. Curvey oversees 392 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (79)

Year of Election or Appointment: 1984

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (74)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (61)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (55)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (65)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (64)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (65)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (70)

Year of Election or Appointment: 2002

Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (60)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (58)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (65)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (39)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2009-present) and is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Brian B. Hogan (44)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as a portfolio manager.

Christopher S. Bartel (37)

Year of Election or Appointment: 2009

Vice President of Fidelity's Sector and Real Estate Equity Funds. Mr. Bartel also serves as Senior Vice President of Equity Research (2009-present). Previously, Mr. Bartel served as Managing Director of Research (2006-2009) and an analyst and portfolio manager (2000-2006).

Scott C. Goebel (41)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Officer of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (40)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Vice President and Associate General Counsel of FMR LLC (2005-present), and is an employee of Fidelity Investments.

Holly C. Laurent (55)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (50)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (62)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (47)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian also serves as Chief Financial Officer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments. Previously, Mr. Christian served as Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009) and as Vice President of Business Analysis (2003-2004).

Bryan A. Mehrmann (48)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (41)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

John R. Hebble (51)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Paul M. Murphy (62)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments. Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (50)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Real Estate Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2009 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. In response to last year's financial crisis, FMR took a number of actions intended to cut costs and improve efficiency without weakening the investment teams or resources. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure and broaden the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) contractually agreeing to reduce the management fee on Fidelity U.S. Bond Index Fund; and (iv) expanding Class A and Class T load waiver categories to increase rollover retention opportunities and create consistent policies across the classes.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against a broad-based securities market index. The Board noted that FMR does not believe that a meaningful peer group exists against which to compare the fund's performance. Because the fund had been in existence less than five calendar years, the following charts considered by the Board show, over the one- and three-year periods ended December 31, 2008, as available, the cumulative total returns of Fidelity International Real Estate (retail class) and Class C of the fund and the cumulative total returns of a broad-based securities market index ("benchmark"). The returns of Fidelity International Real Estate (retail class) and Class C show the performance of the highest performing class (based on three-year performance) and the lowest performing class (based on one-year performance), respectively.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity International Real Estate Fund

The Board stated that the investment performance of Fidelity International Real Estate (retail class) of the fund compared favorably to its benchmark for the one-year period, although the fund's three-year cumulative total return was lower than its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board reviewed the year-to-date performance of Fidelity International Real Estate (retail class) through May 31, 2009 and stated that it was lower than the fund's benchmark.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in 2008, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 29% means that 71% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Fidelity International Real Estate Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2008.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses each of Class A, Class C, and Fidelity International Real Estate (retail class) ranked below its competitive median for 2008 and the total expenses of each of Class T, Class B, and Institutional Class ranked above its competitive median for 2008. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

Annual Report

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board created an Ad Hoc Committee (the "Committee") to analyze economies of scale. The Committee was formed to consider whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board concluded, considering the findings of the Committee, that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's compensation structure for portfolio managers and key personnel, including performance benchmarks used by Fidelity in evaluating incentive compensation for portfolio managers and research analysts; (iv) the structure and process of equity research and actions taken by FMR to improve the quality of research; (v) the selection of and compensation paid by FMR to fund sub-advisers; (vi) Fidelity's fee structures and rationale for recommending different fees among categories of funds; (vii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; (viii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; and (ix) explanations for the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Research & Analysis Company

Fidelity Management & Research
(U.K.) Inc.

Fidelity Investments Japan Limited

FIL Investment Advisers

FIL Investment Advisers (U.K.) Ltd.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional

Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Bank of New York Mellon

New York, NY

AIRE-UANN-0909
1.843178.102

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor

International Real Estate

Fund - Institutional Class

Annual Report

July 31, 2009
(2_fidelity_logos) (Registered_Trademark)

Institutional Class is a
class of Fidelity®
International Real Estate Fund

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>
To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

We've seen a welcome uptick in the global equity markets this spring and summer, as signs of stabilization in some economic indicators have brought many investors back into the marketplace. But there remain other key measures - notably high unemployment and slack consumer spending - that suggest the road back to economic health could still be a bumpy ride. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,
/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2009	Past 1 year	Life of fund A
Institutional Class B	-22.33%	2.08%

A From September 8, 2004.

B The initial offering of Institutional Class shares took place on April 4, 2007. Returns prior to April 4, 2007 are those of International Real Estate, the original class of the fund.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor International Real Estate Fund - Institutional Class on September 8, 2004, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI® EAFE® Index (Europe, Australasia, Far East) performed over the same period. The initial offering of International Real Estate took place on September 8, 2004. See above for additional information regarding the performance of Institutional Class.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Stocks around the globe were battered by an escalating crisis in the capital and credit markets for a majority of the year ending July 31, 2009, with the capital-intensive international real estate sector hit particularly hard. For roughly half of the period, property stocks overseas saw negative returns, as occupancy and rental rates continued to decline and credit became severely limited. By March, however, as unprecedented government interventions around the world took root, bright spots began to emerge for global equities and real estate securities: corporate profits, though still weak, began to stabilize, and capital and credit markets saw dramatic improvements. Against this improving backdrop, international property stocks soared more than 43% for the final six months of the period - as measured by the FTSE EPRA/NAREIT Developed ex North America Index - bolstered by huge gains in the residential market. For the year overall, however, returns were still decidedly negative, due in part to the declining U.S. dollar: The EPRA/NAREIT index tumbled 22.78%, performing roughly in line with the broader international stock market, as measured by the MSCI® EAFE® Index (Europe, Australasia, Far East), which fell 22.48% during the 12-month period.

Comments from Steven Buller, Portfolio Manager of Fidelity Advisor International Real Estate Fund: The fund's Class A, Class T, Class B and Class C shares lost 22.48%, 22.69%, 23.06% and 23.08%, respectively (excluding sales charges), performing roughly in line with the EPRA/NAREIT and MSCI EAFE indexes. Versus the EPRA/NAREIT benchmark, the fund benefited from an underweighting and strong stock selection in the weak-performing Australian market and having no holdings in index constituent Austria. A modest cash position also helped. On the negative side, stock and market selection in the U.K. was relatively weak, and my positioning in Greece was an additional source of underperformance. One of my top individual contributors was Hang Lung Properties, a Hong Kong-based retail property developer focused on mainland China. Not owning index component Immofinanz, an Austrian company involved in a high-profile scandal, was an additional positive. Timely ownership of GPT Group, an Australian property trust, contributed when it rebounded in the final months of the period. In contrast, the fund's biggest laggard of the past year was Greece's Babis Vovos, a diversified property developer forced to halt construction on a large retail mall project. Germany's DIC Asset Management, an office properties company, and Kerry Properties, a Hong Kong-listed developer and asset manager, also detracted. I sold Babis Vovos, DIC and Kerry Properties prior to period end.

Comments from Steven Buller, Portfolio Manager of Fidelity Advisor International Real Estate Fund: The fund's Institutional Class shares lost 22.33%, performing right in line with the EPRA/NAREIT and MSCI EAFE indexes. Versus the EPRA/NAREIT benchmark, the fund benefited from an underweighting and strong stock selection in the weak-performing Australian market and having no holdings in index constituent Austria. A modest cash position also helped. On the negative side, stock and market selection in the U.K. was relatively weak, and my positioning in Greece was an additional source of underperformance. One of my top individual contributors was Hang Lung Properties, a Hong Kong-based retail property developer focused on mainland China. Not owning index component Immofinanz, an Austrian company involved in a high-profile scandal, was an additional positive. Timely ownership of GPT Group, an Australian property trust, contributed when it rebounded in the final months of the period. In contrast, the fund's biggest laggard of the past year was Greece's Babis Vovos, a diversified property developer forced to halt construction on a large retail mall project. Germany's DIC Asset Management, an office properties company, and Kerry Properties, a Hong Kong-listed developer and asset manager, also detracted. I sold Babis Vovos, DIC and Kerry Properties prior to period end.

Annual Report

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2009 to July 31, 2009).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value February 1, 2009	Ending Account Value July 31, 2009	Expenses Paid During Period* February 1, 2009 to July 31, 2009
Class A	1.46%
Actual		$ 1,000.00	$ 1,435.50	$ 8.82
Hypothetical A		$ 1,000.00	$ 1,017.55	$ 7.30
Class T	1.73%
Actual		$ 1,000.00	$ 1,432.80	$ 10.44
Hypothetical A		$ 1,000.00	$ 1,016.22	$ 8.65
Class B	2.21%
Actual		$ 1,000.00	$ 1,430.60	$ 13.32
Hypothetical A		$ 1,000.00	$ 1,013.84	$ 11.04
Class C	2.21%
Actual		$ 1,000.00	$ 1,431.30	$ 13.32
Hypothetical A		$ 1,000.00	$ 1,013.84	$ 11.04
International Real Estate	1.21%
Actual		$ 1,000.00	$ 1,436.70	$ 7.31
Hypothetical A		$ 1,000.00	$ 1,018.79	$ 6.06
Institutional Class	1.22%
Actual		$ 1,000.00	$ 1,437.50	$ 7.37
Hypothetical A		$ 1,000.00	$ 1,018.74	$ 6.11

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Sun Hung Kai Properties Ltd.	10.7	6.4
Westfield Group unit	6.5	7.0
Mitsui Fudosan Co. Ltd.	6.2	6.6
Mitsubishi Estate Co. Ltd.	4.7	8.1
China Overseas Land & Investment Ltd.	4.6	4.0
Unibail-Rodamco	4.5	7.7
CapitaLand Ltd.	4.0	2.1
Henderson Land Development Co. Ltd.	4.0	0.0
Sumitomo Realty & Development Co. Ltd.	3.8	0.0
British Land Co. PLC	3.7	2.4
	52.7
Top Five Countries as of July 31, 2009
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Hong Kong	30.5	23.0
Japan	21.2	29.1
Australia	11.4	12.2
United Kingdom	9.9	9.1
Singapore	7.3	5.9
Percentages are adjusted for the effect of open futures contracts, if applicable.
Top Five REIT Sectors as of July 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
REITs - Management/Investment	18.7	27.7
REITs - Office Buildings	9.1	12.9
REITs - Shopping Centers	5.8	7.0
REITs - Industrial Buildings	4.9	2.9
REITs - Apartments	0.1	0.0
Asset Allocation (% of fund's net assets)
As of July 31, 2009*		As of January 31, 2009**
	Stocks 96.6%		Stocks 95.7%
	Short-Term Investments and Net Other Assets 3.4%		Short-Term Investments and Net Other Assets 4.3%
* Foreign investments	96.6%	** Foreign investments	95.7%

Annual Report

Investments July 31, 2009

Showing Percentage of Net Assets

Common Stocks - 96.6%
	Shares	Value
Australia - 11.4%
CFS Retail Property Trust	3,116,244	$ 4,469,486
DEXUS Property Group unit	6,061,610	3,700,607
Stockland Corp. Ltd. unit	2,188,748	5,765,917
The GPT Group unit	7,625,950	3,380,118
Westfield Group unit	2,391,771	22,662,698
TOTAL AUSTRALIA		39,978,826
Brazil - 0.2%
BR Malls Participacoes SA (a)	63,700	662,262
Cayman Islands - 2.9%
Agile Property Holdings Ltd.	1,724,000	2,438,117
New World China Land Ltd.	4,446,000	2,805,337
Shimao Property Holdings Ltd.	2,355,000	4,734,401
TOTAL CAYMAN ISLANDS		9,977,855
China - 3.3%
China Resources Land Ltd.	4,682,000	11,442,425
Finland - 0.6%
Citycon Oyj	808,403	2,120,005
France - 6.1%
Fonciere Des Regions (d)	39,700	3,480,385
ICADE	26,700	2,336,526
Unibail-Rodamco (d)	89,617	15,659,285
TOTAL FRANCE		21,476,196
Germany - 0.2%
alstria office REIT-AG	92,206	737,247
Hong Kong - 30.5%
China Overseas Land & Investment Ltd.	6,483,680	15,996,176
Hang Lung Properties Ltd.	3,513,000	12,873,694
Henderson Land Development Co. Ltd.	2,114,000	13,966,309
Hong Kong Land Holdings Ltd.	3,096,000	12,043,440
Link (REIT)	2,950,915	6,701,563
New World Development Co. Ltd.	2,543,000	6,070,505
Sino Land Co.	852,174	1,739,568
Sun Hung Kai Properties Ltd.	2,459,000	37,409,253
TOTAL HONG KONG		106,800,508
India - 0.2%
Housing Development and Infrastructure Ltd.	121,911	705,975
Japan - 21.2%
Japan Real Estate Investment Corp.	442	3,700,074
Common Stocks - continued
	Shares	Value
Japan - continued
Japan Retail Fund Investment Corp.	602	$ 3,022,408
Kenedix Realty Investment Corp.	439	1,470,912
Mitsubishi Estate Co. Ltd.	988,000	16,468,407
Mitsui Fudosan Co. Ltd.	1,179,000	21,683,331
Nippon Accommodations Fund, Inc.	51	253,356
Nippon Building Fund, Inc.	455	4,087,834
Nomura Real Estate Holdings, Inc.	73,200	1,287,441
Nomura Real Estate Office Fund, Inc.	509	3,346,348
NTT Urban Development Co.	3,256	3,083,581
ORIX JREIT, Inc.	520	2,561,251
Sumitomo Realty & Development Co. Ltd.	643,000	13,252,827
TOTAL JAPAN		74,217,770
Netherlands - 1.8%
Corio NV	82,111	4,550,076
VastNed Retail NV	32,203	1,732,624
TOTAL NETHERLANDS		6,282,700
Norway - 0.3%
Norwegian Property ASA (a)(d)	996,000	945,331
Singapore - 7.3%
Allgreen Properties Ltd.	1,550,000	1,292,385
Ascendas Real Estate Investment Trust (A-REIT)	3,329,193	3,932,482
CapitaCommercial Trust (REIT)	4,404,000	2,616,329
CapitaLand Ltd.	5,307,900	14,088,506
CapitaMall Trust	3,305,000	3,628,335
TOTAL SINGAPORE		25,558,037
Sweden - 0.7%
Castellum AB	325,000	2,397,934
United Kingdom - 9.9%
Big Yellow Group PLC (d)	536,300	3,062,068
British Land Co. PLC (d)	1,807,666	13,137,294
Brixton PLC	420,000	329,796
Great Portland Estates PLC	706,454	2,744,134
Hammerson PLC (d)	898,500	5,175,125
Hansteen Holdings PLC	178,456	234,045
Land Securities Group PLC	493,902	4,406,365
London & Stamford Property	167,751	344,021
Common Stocks - continued
	Shares	Value
United Kingdom - continued
Segro PLC	613,700	$ 2,829,852
Unite Group PLC	1,082,900	2,279,593
TOTAL UNITED KINGDOM		34,542,293
TOTAL COMMON STOCKS (Cost $378,562,353)		337,845,364
Money Market Funds - 11.4%

Fidelity Cash Central Fund, 0.37% (b)	8,133,097	8,133,097
Fidelity Securities Lending Cash Central Fund, 0.22% (b) (c)	31,512,900	31,512,900
TOTAL MONEY MARKET FUNDS (Cost $39,645,997)		39,645,997
TOTAL INVESTMENT PORTFOLIO - 108.0% (Cost $418,208,350)		377,491,361
NET OTHER ASSETS - (8.0)%		(27,838,243)
NET ASSETS - 100%		$ 349,653,118
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 132,727
Fidelity Securities Lending Cash Central Fund	393,883
Total	$ 526,610
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Income Tax Information
At July 31, 2009, the fund had a capital loss carryforward of approximately $159,443,097 all of which will expire on July 31, 2017.
The fund intends to elect to defer to its fiscal year ending July 31, 2010 approximately $142,053,103 of losses recognized during the period November 1, 2008 to July 31, 2009.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	July 31, 2009

Assets
Investment in securities, at value (including securities loaned of $29,910,985) - See accompanying schedule: Unaffiliated issuers (cost $378,562,353)	$ 337,845,364
Fidelity Central Funds (cost $39,645,997)	39,645,997
Total Investments (cost $418,208,350)		$ 377,491,361
Foreign currency held at value (cost $38,993)		39,166
Receivable for investments sold		1,629,817
Receivable for fund shares sold		758,469
Dividends receivable		1,543,606
Distributions receivable from Fidelity Central Funds		29,322
Prepaid expenses		1,558
Other receivables		289,738
Total assets		381,783,037

Liabilities
Payable for fund shares redeemed	$ 166,297
Accrued management fee	189,834
Distribution fees payable	4,415
Other affiliated payables	101,680
Other payables and accrued expenses	154,793
Collateral on securities loaned, at value	31,512,900
Total liabilities		32,129,919

Net Assets		$ 349,653,118
Net Assets consist of:
Paid in capital		$ 700,172,255
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(309,808,817)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(40,710,320)
Net Assets		$ 349,653,118

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

July 31, 2009

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($6,745,204 ÷ 818,878 shares)	$ 8.24

Maximum offering price per share (100/94.25 of $8.24)	$ 8.74
Class T: Net Asset Value and redemption price per share ($2,080,113 ÷ 253,507 shares)	$ 8.21

Maximum offering price per share (100/96.50 of $8.21)	$ 8.51
Class B: Net Asset Value and offering price per share ($606,162 ÷ 74,487 shares)A	$ 8.14

Class C: Net Asset Value and offering price per share ($2,496,061 ÷ 307,118 shares)A	$ 8.13

International Real Estate: Net Asset Value, offering price and redemption price per share ($336,125,982 ÷ 40,530,234 shares)	$ 8.29

Institutional Class: Net Asset Value, offering price and redemption price per share ($1,599,596 ÷ 193,265 shares)	$ 8.28

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended July 31, 2009

Investment Income
Dividends		$ 13,674,980
Interest		51,103
Income from Fidelity Central Funds		526,610
		14,252,693
Less foreign taxes withheld		(1,435,859)
Total income		12,816,834

Expenses
Management fee	$ 2,293,252
Transfer agent fees	1,003,003
Distribution fees	55,994
Accounting and security lending fees	168,986
Custodian fees and expenses	190,901
Independent trustees' compensation	2,197
Registration fees	83,550
Audit	72,670
Legal	4,079
Miscellaneous	21,148
Total expenses before reductions	3,895,780
Expense reductions	(82,454)	3,813,326
Net investment income (loss)		9,003,508
Realized and Unrealized Gain (loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $120,129)	(204,454,592)
Foreign currency transactions	(1,037,653)
Total net realized gain (loss)		(205,492,245)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $15,863)	43,008,450
Assets and liabilities in foreign currencies	57,403
Total change in net unrealized appreciation (depreciation)		43,065,853
Net gain (loss)		(162,426,392)
Net increase (decrease) in net assets resulting from operations		$ (153,422,884)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended July 31, 2009	Year ended July 31, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 9,003,508	$ 14,898,195
Net realized gain (loss)	(205,492,245)	(74,876,486)
Change in net unrealized appreciation (depreciation)	43,065,853	(134,244,778)
Net increase (decrease) in net assets resulting from operations	(153,422,884)	(194,223,069)
Distributions to shareholders from net investment income	-	(18,764,211)
Distributions to shareholders from net realized gain	-	(91,321,071)
Total distributions	-	(110,085,282)
Share transactions - net increase (decrease)	(95,264,955)	(143,878,212)
Redemption fees	117,919	522,585
Total increase (decrease) in net assets	(248,569,920)	(447,663,978)

Net Assets
Beginning of period	598,223,038	1,045,887,016
End of period (including distributions in excess of net investment income of $0 and $51,983,093, respectively)	$ 349,653,118	$ 598,223,038

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended July 31,

2009

2008

2007 H

Selected Per-Share Data
Net asset value, beginning of period	$ 10.63	$ 15.71	$ 17.46
Income from Investment Operations
Net investment income (loss) E	.18	.20	.11
Net realized and unrealized gain (loss)	(2.57)	(3.48)	(1.87)
Total from investment operations	(2.39)	(3.28)	(1.76)
Distributions from net investment income	-	(.31)	-
Distributions from net realized gain	-	(1.50)	-
Total distributions	-	(1.81)	-
Redemption fees added to paid in capital E	- J	.01	.01
Net asset value, end of period	$ 8.24	$ 10.63	$ 15.71
Total Return B, C, D	(22.48)%	(23.20)%	(10.02)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.45%	1.38%	1.37% A
Expenses net of fee waivers, if any	1.45%	1.38%	1.37% A
Expenses net of all reductions	1.42%	1.35%	1.26% A
Net investment income (loss)	2.55%	1.58%	2.08% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,745	$ 9,976	$ 5,087
Portfolio turnover rate G	55%	63%	144%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period April 4, 2007 (commencement of sale of shares) to July 31, 2007.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended July 31,

2009

2008

2007 H

Selected Per-Share Data
Net asset value, beginning of period	$ 10.62	$ 15.70	$ 17.46
Income from Investment Operations
Net investment income (loss) E	.17	.17	.10
Net realized and unrealized gain (loss)	(2.58)	(3.48)	(1.87)
Total from investment operations	(2.41)	(3.31)	(1.77)
Distributions from net investment income	-	(.28)	-
Distributions from net realized gain	-	(1.50)	-
Total distributions	-	(1.78)	-
Redemption fees added to paid in capital E	- J	.01	.01
Net asset value, end of period	$ 8.21	$ 10.62	$ 15.70
Total Return B, C, D	(22.69)%	(23.39)%	(10.08)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.71%	1.64%	1.61% A
Expenses net of fee waivers, if any	1.71%	1.64%	1.61% A
Expenses net of all reductions	1.68%	1.60%	1.51% A
Net investment income (loss)	2.29%	1.32%	1.90% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,080	$ 7,566	$ 2,398
Portfolio turnover rate G	55%	63%	144%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period April 4, 2007 (commencement of sale of shares) to July 31, 2007.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,

2009

2008

2007 H

Selected Per-Share Data
Net asset value, beginning of period	$ 10.58	$ 15.67	$ 17.46
Income from Investment Operations
Net investment income (loss) E	.13	.11	.07
Net realized and unrealized gain (loss)	(2.57)	(3.48)	(1.87)
Total from investment operations	(2.44)	(3.37)	(1.80)
Distributions from net investment income	-	(.23)	-
Distributions from net realized gain	-	(1.50)	-
Total distributions	-	(1.73)	-
Redemption fees added to paid in capital E	- J	.01	.01
Net asset value, end of period	$ 8.14	$ 10.58	$ 15.67
Total Return B, C, D	(23.06)%	(23.80)%	(10.25)%
Ratios to Average Net Assets F, I
Expenses before reductions	2.19%	2.14%	2.11% A
Expenses net of fee waivers, if any	2.19%	2.14%	2.11% A
Expenses net of all reductions	2.17%	2.11%	2.01% A
Net investment income (loss)	1.81%	.82%	1.38% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 606	$ 930	$ 1,158
Portfolio turnover rate G	55%	63%	144%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period April 4, 2007 (commencement of sale of shares) to July 31, 2007.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended July 31,

2009

2008

2007 H

Selected Per-Share Data
Net asset value, beginning of period	$ 10.57	$ 15.67	$ 17.46
Income from Investment Operations
Net investment income (loss) E	.13	.11	.07
Net realized and unrealized gain (loss)	(2.57)	(3.48)	(1.87)
Total from investment operations	(2.44)	(3.37)	(1.80)
Distributions from net investment income	-	(.24)	-
Distributions from net realized gain	-	(1.50)	-
Total distributions	-	(1.74)	-
Redemption fees added to paid in capital E	- J	.01	.01
Net asset value, end of period	$ 8.13	$ 10.57	$ 15.67
Total Return B, C, D	(23.08)%	(23.78)%	(10.25)%
Ratios to Average Net Assets F, I
Expenses before reductions	2.19%	2.14%	2.10% A
Expenses net of fee waivers, if any	2.19%	2.14%	2.10% A
Expenses net of all reductions	2.17%	2.11%	2.00% A
Net investment income (loss)	1.81%	.82%	1.35% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,496	$ 3,477	$ 2,629
Portfolio turnover rate G	55%	63%	144%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period April 4, 2007 (commencement of sale of shares) to July 31, 2007.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - International Real Estate

Years ended July 31,

2009

2008

2007

2006

2005 G

Selected Per-Share Data
Net asset value, beginning of period	$ 10.68	$ 15.73	$ 14.69	$ 12.09	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.20	.25	.31	.30	.23
Net realized and unrealized gain (loss)	(2.59)	(3.50)	2.35	2.93	1.91
Total from investment operations	(2.39)	(3.25)	2.66	3.23	2.14
Distributions from net investment income	-	(.31)	(.22)	(.24)	(.03)
Distributions from net realized gain	-	(1.50)	(1.42)	(.40)	(.03)
Total distributions	-	(1.81)	(1.64)	(.64)	(.06)
Redemption fees added to paid in capital D	- I	.01	.02	.01	.01
Net asset value, end of period	$ 8.29	$ 10.68	$ 15.73	$ 14.69	$ 12.09
Total Return B, C	(22.38)%	(22.97)%	19.01%	27.85%	21.53%
Ratios to Average Net Assets E, H
Expenses before reductions	1.19%	1.11%	1.07%	1.12%	1.29% A
Expenses net of fee waivers, if any	1.19%	1.10%	1.06%	1.12%	1.29% A
Expenses net of all reductions	1.16%	1.07%	.96%	.91%	1.27% A
Net investment income (loss)	2.81%	1.86%	1.86%	2.23%	2.21% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 336,126	$ 572,985	$ 1,032,138	$ 447,854	$ 160,980
Portfolio turnover rate F	55%	63%	144%	234%	36% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period September 8, 2004 (commencement of operations) to July 31, 2005.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended July 31,

2009

2008

2007 G

Selected Per-Share Data
Net asset value, beginning of period	$ 10.66	$ 15.73	$ 17.46
Income from Investment Operations
Net investment income (loss) D	.20	.24	.12
Net realized and unrealized gain (loss)	(2.58)	(3.49)	(1.86)
Total from investment operations	(2.38)	(3.25)	(1.74)
Distributions from net investment income	-	(.33)	-
Distributions from net realized gain	-	(1.50)	-
Total distributions	-	(1.83)	-
Redemption fees added to paid in capital D	- I	.01	.01
Net asset value, end of period	$ 8.28	$ 10.66	$ 15.73
Total Return B, C	(22.33)%	(22.98)%	(9.91)%
Ratios to Average Net Assets E, H
Expenses before reductions	1.19%	1.13%	1.08% A
Expenses net of fee waivers, if any	1.19%	1.13%	1.08% A
Expenses net of all reductions	1.17%	1.10%	.97% A
Net investment income (loss)	2.81%	1.83%	2.27% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,600	$ 3,289	$ 2,477
Portfolio turnover rate F	55%	63%	144%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period April 4, 2007 (commencement of sale of shares) to July 31, 2007.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2009

1. Organization.

Fidelity International Real Estate Fund (the Fund) is a non-diversified fund of Fidelity Securities Fund (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers Class A, Class T, Class B, Class C, International Real Estate, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results

Annual Report

3. Significant Accounting Policies - continued

could differ from those estimates. Events or transactions occurring after period end through the date that the financial statements were issued, September 29, 2009, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are classified into three levels. Level 1 includes readily available unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes observable inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. Level 3 includes unobservable inputs when market prices are not readily available or reliable. Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy. The aggregate value by input level, as of July 31, 2009, for the Fund's investments is included at the end of the Fund's Schedule of Investments. Valuation techniques of the Fund's major categories of assets and liabilities as presented in the Schedule of Investments are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There are no unrecognized tax benefits in the accompanying financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on short term capital gains on securities of certain issuers domiciled in India. The Fund records an estimated deferred tax liability included in Other payables and accrued expenses in the accompanying Statement of Assets & Liabilities for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of at period end.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), net operating losses, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 37,535,830
Unrealized depreciation	(86,558,771)
Net unrealized appreciation (depreciation)	$ (49,022,941)
Capital loss carryforward	$ (159,443,097)

Cost for federal income tax purposes	$ 426,514,302

The tax character of distributions paid was as follows:

	July 31, 2009	July 31, 2008
Ordinary Income	$ -	$ 104,576,814
Long-term Capital Gains	-	5,508,468
Total	$ -	$ 110,085,282

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $178,381,697 and $259,070,400, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .71% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 15,048	$ 1,113
Class T	.25%	.25%	13,368	-
Class B	.75%	.25%	5,675	4,255
Class C	.75%	.25%	21,903	7,007
			$ 55,994	$ 12,375

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 4,346
Class T	1,170
Class B*	983
Class C*	781
$ 7,280

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 19,181.32
Class T	8,764.33
Class B	1,803.32
Class C	6,945.32
International Real Estate	961,069.31
Institutional Class	5,241.31
	$ 1,003,003

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

Notes to Financial Statements - continued

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,449 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $393,883.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $82,105 for the period. In addition, through arrangements with each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
International Real Estate	$ 345
Institutional Class	4
$ 349

Annual Report

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2009	2008
From net investment income
Class A	$ -	$ 129,243
Class T	-	47,714
Class B	-	18,349
Class C	-	47,789
International Real Estate	-	18,458,440
Institutional Class	-	62,676
Total	$ -	$ 18,764,211
From net realized gain
Class A	$ -	$ 682,544
Class T	-	265,212
Class B	-	121,612
Class C	-	311,919
International Real Estate	-	89,636,941
Institutional Class	-	302,843
Total	$ -	$ 91,321,071

Annual Report

Notes to Financial Statements - continued

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2009	2008	2009	2008
Class A
Shares sold	276,074	900,194	$ 2,073,370	$ 11,742,685
Reinvestment of distributions	-	55,923	-	765,385
Shares redeemed	(395,339)	(341,825)	(2,671,924)	(4,339,419)
Net increase (decrease)	(119,265)	614,292	$ (598,554)	$ 8,168,651
Class T
Shares sold	127,919	633,863	$ 986,052	$ 7,676,814
Reinvestment of distributions	-	21,513	-	296,970
Shares redeemed	(586,866)	(95,643)	(4,132,628)	(1,262,734)
Net increase (decrease)	(458,947)	559,733	$ (3,146,576)	$ 6,711,050
Class B
Shares sold	23,179	50,624	$ 177,395	$ 676,962
Reinvestment of distributions	-	9,315	-	128,955
Shares redeemed	(36,555)	(45,973)	(251,823)	(599,735)
Net increase (decrease)	(13,376)	13,966	$ (74,428)	$ 206,182
Class C
Shares sold	103,043	207,359	$ 772,724	$ 2,751,080
Reinvestment of distributions	-	24,058	-	331,352
Shares redeemed	(124,838)	(70,253)	(872,457)	(919,320)
Net increase (decrease)	(21,795)	161,164	$ (99,733)	$ 2,163,112
International Real Estate
Shares sold	11,251,723	21,686,399	$ 83,151,001	$ 295,025,902
Reinvestment of distributions	-	7,157,452	-	99,352,759
Shares redeemed	(24,377,998)	(40,815,706)	(173,652,133)	(557,680,698)
Net increase (decrease)	(13,126,275)	(11,971,855)	$ (90,501,132)	$ (163,302,037)
Institutional Class
Shares sold	83,584	282,296	$ 621,361	$ 3,825,173
Reinvestment of distributions	-	22,489	-	308,363
Shares redeemed	(198,948)	(153,644)	(1,465,893)	(1,958,706)
Net increase (decrease)	(115,364)	151,141	$ (844,532)	$ 2,174,830

Annual Report

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and the Shareholders of Fidelity International Real Estate Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity International Real Estate Fund (a fund of Fidelity Securities Fund) at July 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity International Real Estate Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Boston, Massachusetts

September 29, 2009

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for Mr. Edward C. Johnson 3rd and Mr. James C. Curvey, each of the Trustees oversees 220 funds advised by FMR or an affiliate. Mr. Johnson oversees 262 funds advised by FMR or an affiliate. Mr. Curvey oversees 392 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (79)

Year of Election or Appointment: 1984

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (74)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (61)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (55)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (65)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (64)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (65)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (70)

Year of Election or Appointment: 2002

Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (60)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (58)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (65)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (39)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2009-present) and is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Brian B. Hogan (44)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as a portfolio manager.

Christopher S. Bartel (37)

Year of Election or Appointment: 2009

Vice President of Fidelity's Sector and Real Estate Equity Funds. Mr. Bartel also serves as Senior Vice President of Equity Research (2009-present). Previously, Mr. Bartel served as Managing Director of Research (2006-2009) and an analyst and portfolio manager (2000-2006).

Scott C. Goebel (41)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Officer of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (40)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Vice President and Associate General Counsel of FMR LLC (2005-present), and is an employee of Fidelity Investments.

Holly C. Laurent (55)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (50)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (62)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (47)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian also serves as Chief Financial Officer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments. Previously, Mr. Christian served as Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009) and as Vice President of Business Analysis (2003-2004).

Bryan A. Mehrmann (48)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (41)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

John R. Hebble (51)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Paul M. Murphy (62)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments. Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (50)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Real Estate Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2009 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. In response to last year's financial crisis, FMR took a number of actions intended to cut costs and improve efficiency without weakening the investment teams or resources. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure and broaden the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) contractually agreeing to reduce the management fee on Fidelity U.S. Bond Index Fund; and (iv) expanding Class A and Class T load waiver categories to increase rollover retention opportunities and create consistent policies across the classes.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against a broad-based securities market index. The Board noted that FMR does not believe that a meaningful peer group exists against which to compare the fund's performance. Because the fund had been in existence less than five calendar years, the following charts considered by the Board show, over the one- and three-year periods ended December 31, 2008, as available, the cumulative total returns of Fidelity International Real Estate (retail class) and Class C of the fund and the cumulative total returns of a broad-based securities market index ("benchmark"). The returns of Fidelity International Real Estate (retail class) and Class C show the performance of the highest performing class (based on three-year performance) and the lowest performing class (based on one-year performance), respectively.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity International Real Estate Fund

The Board stated that the investment performance of Fidelity International Real Estate (retail class) of the fund compared favorably to its benchmark for the one-year period, although the fund's three-year cumulative total return was lower than its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board reviewed the year-to-date performance of Fidelity International Real Estate (retail class) through May 31, 2009 and stated that it was lower than the fund's benchmark.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in 2008, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 29% means that 71% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Fidelity International Real Estate Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2008.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses each of Class A, Class C, and Fidelity International Real Estate (retail class) ranked below its competitive median for 2008 and the total expenses of each of Class T, Class B, and Institutional Class ranked above its competitive median for 2008. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

Annual Report

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board created an Ad Hoc Committee (the "Committee") to analyze economies of scale. The Committee was formed to consider whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board concluded, considering the findings of the Committee, that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's compensation structure for portfolio managers and key personnel, including performance benchmarks used by Fidelity in evaluating incentive compensation for portfolio managers and research analysts; (iv) the structure and process of equity research and actions taken by FMR to improve the quality of research; (v) the selection of and compensation paid by FMR to fund sub-advisers; (vi) Fidelity's fee structures and rationale for recommending different fees among categories of funds; (vii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; (viii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; and (ix) explanations for the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Research & Analysis Company

Fidelity Management & Research
(U.K.) Inc.

Fidelity Investments Japan Limited

FIL Investment Advisers

FIL Investment Advisers (U.K.) Ltd.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional

Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Bank of New York Mellon

New York, NY

AIREI-UANN-0909
1.843171.102

Fidelity®

Leveraged Company Stock

Fund

Annual Report

July 31, 2009
(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the last six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

We've seen a welcome uptick in the global equity markets this spring and summer, as signs of stabilization in some economic indicators have brought many investors back into the marketplace. But there remain other key measures - notably high unemployment and slack consumer spending - that suggest the road back to economic health could still be a bumpy ride. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,
/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2009	Past 1 year	Past 5 years	Life of class A
Leveraged Company Stock	-35.99%	3.63%	11.22%

A From December 19, 2000.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Leveraged Company Stock, a class of the fund, on December 19, 2000, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500SM Index (S&P 500®) performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stocks - battered by the effects of a global credit crisis for most of the year - were aided by early signs of a healing economy during the final months of the year ending July 31, 2009. For roughly half of the 12-month period, equities were in free fall, as a succession of large financial institutions around the world either collapsed or were forced into mergers or government conservatorship, and harried investors relinquished riskier assets in a massive flight to quality. By March, however, as unprecedented government interventions around the world took root, signs of a potential recovery began to emerge: corporate profits, though still weak, began to stabilize and valuations started to return to normal trading ranges. Against this improving backdrop, major equity indexes posted significant gains in March and April, which carried through to the end of the period. For the year overall, the Standard & Poor's 500SM Index declined 19.96%, while the Dow Jones U.S. Total Stock Market IndexSM - the broadest overall gauge of domestic equities - was down 19.95%. Meanwhile, the blue-chip-laden Dow Jones Industrial AverageSM fell 16.62% and the technology-heavy Nasdaq Composite® Index posted a 14.05% loss.

Comments from Thomas Soviero, Portfolio Manager of Fidelity® Leveraged Company Stock Fund: During the past year, the fund's Retail Class shares returned -35.99%, trailing the S&P 500® and the -31.67% return of the Credit Suisse Leveraged Equity Index. The fund significantly underperformed the S&P® despite a strong showing in the second half of the period. The biggest drag on results came from unfavorable security selection and market weighting decisions in the energy and consumer staples sectors. On the plus side, underweighting hard-hit financials helped, as did the fund's high-yield bond holdings and my decision to maintain a modest cash balance, which held its value during a down market. Six energy companies were among the main detractors from performance: Forest Oil, Alpha Natural Resources, Chesapeake Energy, Exterran Holdings, Peabody Energy and Overseas Shipholding Group. Top relative contributions came from underweighting three index components that were negatively affected by the crisis in the financial markets: Bank of America, industrial conglomerate General Electric and diversified financial services provider Citigroup. Timely ownership of telecommunication services provider Crown Castle International also helped. Several of the stocks I've mentioned were not part of the S&P benchmark, and some were not held at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2009 to July 31, 2009).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio	Beginning Account Value February 1, 2009	Ending Account Value July 31, 2009	Expenses Paid During Period* February 1, 2009 to July 31, 2009
Leveraged Company Stock	.98%
Actual		$ 1,000.00	$ 1,434.30	$ 5.92
Hypothetical A		$ 1,000.00	$ 1,019.93	$ 4.91
Class K	.72%
Actual		$ 1,000.00	$ 1,436.10	$ 4.35
Hypothetical A		$ 1,000.00	$ 1,021.22	$ 3.61

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
ON Semiconductor Corp.	4.2	3.3
AES Corp.	3.5	2.8
El Paso Corp.	3.3	3.8
Celanese Corp. Class A	3.0	1.7
Bank of America Corp.	2.9	0.1
Service Corp. International	2.8	2.7
Freeport-McMoRan Copper & Gold, Inc.	2.6	3.9
Tenet Healthcare Corp.	2.6	1.0
Peabody Energy Corp.	2.4	2.6
Owens Corning	2.3	2.3
	29.6
Top Five Market Sectors as of July 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Energy	15.4	28.3
Industrials	15.3	16.5
Financials	13.1	3.4
Consumer Discretionary	11.6	10.3
Information Technology	11.1	8.4
Asset Allocation (% of fund's net assets)
As of July 31, 2009*		As of January 31, 2009**
	Stocks 88.5%		Stocks 89.1%
	Bonds 5.4%		Bonds 5.5%
	Convertible Securities 0.3%		Convertible Securities 0.4%
	Other Investments 2.1%		Other Investments 2.3%
	Short-Term Investments and Net Other Assets 3.7%		Short-Term Investments and Net Other Assets 2.7%
* Foreign investments	6.0%	** Foreign investments	9.2%

Annual Report

Investments July 31, 2009

Showing Percentage of Net Assets

Common Stocks - 88.5%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 10.1%
Auto Components - 0.9%
Johnson Controls, Inc.	548,300	$ 14,190
The Goodyear Tire & Rubber Co. (a)	564,063	9,600
TRW Automotive Holdings Corp. (a)	430,300	7,242
WABCO Holdings, Inc.	211,533	4,021
		35,053
Automobiles - 0.3%
Daimler AG	209,400	9,727
Diversified Consumer Services - 3.2%
Brinks Home Security Holdings, Inc. (a)	244,500	7,291
Carriage Services, Inc. Class A (a)	266,200	977
Service Corp. International (g)	17,505,900	110,637
Stewart Enterprises, Inc. Class A	1,515,242	7,410
		126,315
Hotels, Restaurants & Leisure - 1.3%
Bally Technologies, Inc. (a)	254,460	9,214
Domino's Pizza, Inc. (a)	549,700	4,519
Las Vegas Sands Corp. (a)(f)	1,651,811	15,444
Penn National Gaming, Inc. (a)	537,836	17,055
The Steak n Shake Co. (a)	659,400	6,739
		52,971
Household Durables - 1.6%
Black & Decker Corp.	223,800	8,415
Lennar Corp. Class A	983,400	11,643
Newell Rubbermaid, Inc.	3,304,500	42,529
		62,587
Leisure Equipment & Products - 0.1%
Callaway Golf Co.	870,287	5,544
Media - 1.7%
Cablevision Systems Corp. - NY Group Class A	541,324	11,081
Cinemark Holdings, Inc.	1,554,497	17,239
Comcast Corp. Class A	2,590,900	38,501
Gray Television, Inc.	1,995,535	978
Nexstar Broadcasting Group, Inc. Class A (a)	1,130,500	904
		68,703
Specialty Retail - 0.4%
Asbury Automotive Group, Inc.	385,122	5,388
The Pep Boys - Manny, Moe & Jack	996,671	9,897
		15,285
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Textiles, Apparel & Luxury Goods - 0.6%
Coach, Inc.	456,220	$ 13,500
Hanesbrands, Inc. (a)	562,400	11,192
		24,692
TOTAL CONSUMER DISCRETIONARY		400,877
CONSUMER STAPLES - 1.4%
Food & Staples Retailing - 0.3%
Kroger Co.	339,300	7,254
Safeway, Inc.	310,100	5,870
		13,124
Food Products - 1.0%
Corn Products International, Inc.	281,534	7,883
Darling International, Inc. (a)	2,498,930	17,642
Dean Foods Co. (a)	569,900	12,076
Smithfield Foods, Inc. (a)	274,706	3,722
		41,323
Personal Products - 0.1%
Revlon, Inc. (a)	639,576	3,876
TOTAL CONSUMER STAPLES		58,323
ENERGY - 14.6%
Energy Equipment & Services - 2.7%
ENSCO International, Inc.	110,000	4,168
Exterran Holdings, Inc. (a)	1,468,740	25,541
Hercules Offshore, Inc. (a)	1,493,431	7,079
Noble Corp.	524,700	17,766
Oil States International, Inc. (a)	270,700	7,341
Parker Drilling Co. (a)	1,200,000	5,544
Precision Drilling Trust	1,466,889	8,319
Pride International, Inc. (a)	346,100	8,677
Rowan Companies, Inc.	321,100	6,849
Schoeller-Bleckmann Oilfield Equipment AG	387,300	13,800
		105,084
Oil, Gas & Consumable Fuels - 11.9%
Alpha Natural Resources, Inc. (a)(f)	1,647,695	54,885
Arch Coal, Inc.	688,255	11,983
CONSOL Energy, Inc.	327,200	11,625
El Paso Corp.	13,047,976	131,263
Common Stocks - continued
	Shares	Value (000s)
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Forest Oil Corp. (a)	2,481,586	$ 41,815
Frontier Oil Corp.	1,972,600	27,419
Mariner Energy, Inc. (a)	2,721,653	32,633
Nexen, Inc.	188,000	3,897
Overseas Shipholding Group, Inc.	1,214,992	41,735
Paladin Energy Ltd. (a)	2,042,400	7,789
Peabody Energy Corp.	2,893,208	95,794
Plains Exploration & Production Co. (a)	360,660	10,333
Western Refining, Inc. (a)(f)	560,758	3,651
		474,822
TOTAL ENERGY		579,906
FINANCIALS - 11.8%
Capital Markets - 0.4%
Morgan Stanley	548,900	15,644
Commercial Banks - 7.6%
Huntington Bancshares, Inc.	11,363,080	46,475
KeyCorp	12,450,468	71,964
PNC Financial Services Group, Inc.	2,225,253	81,578
SunTrust Banks, Inc.	2,549,800	49,721
Wells Fargo & Co.	2,158,688	52,802
		302,540
Diversified Financial Services - 3.0%
Bank of America Corp.	7,745,800	114,560
JPMorgan Chase & Co.	109,900	4,248
		118,808
Insurance - 0.8%
Assured Guaranty Ltd.	1,995,395	27,876
Lincoln National Corp.	327,900	6,948
		34,824
Thrifts & Mortgage Finance - 0.0%
Washington Mutual, Inc.	5,352,200	503
TOTAL FINANCIALS		472,319
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - 6.5%
Biotechnology - 0.0%
Lexicon Pharmaceuticals, Inc. (a)	392,187	$ 522
Health Care Equipment & Supplies - 1.8%
Baxter International, Inc.	154,300	8,698
Beckman Coulter, Inc.	304,200	19,162
Boston Scientific Corp. (a)	1,062,100	11,407
Hospira, Inc. (a)	361,900	13,908
Inverness Medical Innovations, Inc. (a)	518,708	17,455
		70,630
Health Care Providers & Services - 3.9%
Community Health Systems, Inc. (a)	617,776	17,495
DaVita, Inc. (a)	394,947	19,629
Rural/Metro Corp. (a)	834,200	3,162
Sun Healthcare Group, Inc. (a)	1,205,054	11,725
Tenet Healthcare Corp. (a)(g)	26,164,783	103,351
		155,362
Health Care Technology - 0.6%
Cerner Corp. (a)	387,205	25,199
Pharmaceuticals - 0.2%
Allergan, Inc.	109,700	5,861
TOTAL HEALTH CARE		257,574
INDUSTRIALS - 14.7%
Aerospace & Defense - 0.4%
American Science & Engineering, Inc.	85,370	5,955
Teledyne Technologies, Inc. (a)	340,694	11,151
		17,106
Air Freight & Logistics - 0.0%
Park-Ohio Holdings Corp. (a)	78,022	487
Airlines - 1.4%
AirTran Holdings, Inc. (a)	861,500	6,237
AMR Corp. (a)	670,630	3,588
Delta Air Lines, Inc. (a)	6,662,522	46,171
UAL Corp. (a)	280,400	1,155
		57,151
Building Products - 3.2%
Masco Corp.	2,688,779	37,455
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Building Products - continued
Owens Corning (a)	4,928,290	$ 90,582
Owens Corning warrants 10/31/13 (a)	406,600	553
		128,590
Commercial Services & Supplies - 3.3%
Cenveo, Inc. (a)(f)(g)	3,858,300	18,636
Deluxe Corp.	1,481,104	23,179
R.R. Donnelley & Sons Co.	450,900	6,268
Republic Services, Inc.	2,170,375	57,732
The Brink's Co.	244,500	6,638
Waste Management, Inc.	599,400	16,849
		129,302
Construction & Engineering - 0.3%
Fluor Corp.	189,300	9,995
Great Lakes Dredge & Dock Corp.	429,400	2,486
		12,481
Electrical Equipment - 1.6%
Baldor Electric Co.	404,900	10,430
Belden, Inc.	1,270,366	22,282
EnerSys (a)	575,138	11,382
General Cable Corp. (a)(f)	274,100	10,627
JA Solar Holdings Co. Ltd. ADR (a)	839,500	4,038
Sunpower Corp. Class B (a)	178,606	4,876
		63,635
Industrial Conglomerates - 0.5%
Carlisle Companies, Inc.	109,910	3,443
General Electric Co.	1,103,883	14,792
		18,235
Machinery - 2.5%
Accuride Corp. (a)	1,384,197	512
Badger Meter, Inc. (f)	228,561	8,422
Cummins, Inc.	738,900	31,780
Ingersoll-Rand Co. Ltd.	849,600	24,536
John Bean Technologies Corp.	26,049	361
Middleby Corp. (a)	665,379	32,537
Thermadyne Holdings Corp. (a)	64,900	310
Timken Co.	92,800	1,891
		100,349
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Marine - 0.6%
Diana Shipping, Inc.	277,900	$ 3,957
Genco Shipping & Trading Ltd. (f)	380,323	9,094
Navios Maritime Holdings, Inc.	2,162,794	10,295
OceanFreight, Inc.	740,600	1,155
		24,501
Road & Rail - 0.6%
Hertz Global Holdings, Inc. (a)(f)	2,598,600	24,531
Trading Companies & Distributors - 0.2%
H&E Equipment Services, Inc. (a)	12,900	137
Houston Wire & Cable Co.	559,595	6,016
		6,153
Transportation Infrastructure - 0.1%
Aegean Marine Petroleum Network, Inc.	215,300	3,660
TOTAL INDUSTRIALS		586,181
INFORMATION TECHNOLOGY - 10.3%
Electronic Equipment & Components - 2.5%
Avnet, Inc. (a)	298,600	7,286
Bell Microproducts, Inc. (a)	623,761	979
DDi Corp. (a)	295,899	1,421
Flextronics International Ltd. (a)	13,177,863	70,106
Merix Corp. (a)(g)	1,545,123	2,766
TTM Technologies, Inc. (a)	1,402,619	13,844
Viasystems Group, Inc. (a)	775,300	775
Viasystems Group, Inc. (a)(j)	625,780	626
		97,803
Internet Software & Services - 0.3%
NetEase.com, Inc. sponsored ADR (a)	191,500	8,437
VeriSign, Inc. (a)	194,300	3,971
		12,408
IT Services - 1.7%
Alliance Data Systems Corp. (a)(f)	815,827	41,607
CACI International, Inc. Class A (a)	348,000	16,078
Cognizant Technology Solutions Corp. Class A (a)	56,200	1,663
SAIC, Inc. (a)	407,500	7,372
		66,720
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - 5.8%
Amkor Technology, Inc. (a)(f)	5,242,218	$ 32,816
Cypress Semiconductor Corp. (a)	651,200	6,916
Intel Corp.	693,100	13,342
Micron Technology, Inc. (a)	1,645,200	10,513
ON Semiconductor Corp. (a)(g)	23,079,802	168,477
		232,064
TOTAL INFORMATION TECHNOLOGY		408,995
MATERIALS - 10.4%
Chemicals - 6.7%
Albemarle Corp.	1,163,406	34,565
Arch Chemicals, Inc.	344,342	9,142
Celanese Corp. Class A	4,687,200	120,461
Dow Chemical Co.	535,794	11,343
FMC Corp.	178,600	8,687
Georgia Gulf Corp. (a)(f)	21,760	376
H.B. Fuller Co.	1,582,241	31,898
Nalco Holding Co.	894,300	15,820
Phosphate Holdings, Inc. (a)(j)	307,500	1,507
Pliant Corp. (a)	567	0
Solutia, Inc. (a)	556,700	4,977
W.R. Grace & Co. (a)	1,589,619	26,435
		265,211
Containers & Packaging - 0.8%
Owens-Illinois, Inc. (a)	421,000	14,289
Rock-Tenn Co. Class A	355,202	15,970
Temple-Inland, Inc.	107,200	1,679
		31,938
Metals & Mining - 2.7%
Compass Minerals International, Inc.	55,000	2,925
Freeport-McMoRan Copper & Gold, Inc.	1,735,440	104,647
Ormet Corp. (a)	330,000	109
Ormet Corp. (a)(j)	1,075,000	323
		108,004
Common Stocks - continued
	Shares	Value (000s)
MATERIALS - continued
Paper & Forest Products - 0.2%
Domtar Corp. (a)(f)	171,641	$ 3,254
Neenah Paper, Inc.	518,300	5,079
		8,333
TOTAL MATERIALS		413,486
TELECOMMUNICATION SERVICES - 3.6%
Diversified Telecommunication Services - 0.8%
Level 3 Communications, Inc. (a)	2,000,000	2,460
PAETEC Holding Corp. (a)	2,980,233	8,762
Qwest Communications International, Inc.	4,637,500	17,901
tw telecom, inc. (a)	332,497	3,292
		32,415
Wireless Telecommunication Services - 2.8%
Centennial Communications Corp. Class A (a)	827,032	6,343
Crown Castle International Corp. (a)	1,478,020	42,478
Sprint Nextel Corp. (a)	5,692,987	22,772
Syniverse Holdings, Inc. (a)	2,244,438	39,345
		110,938
TOTAL TELECOMMUNICATION SERVICES		143,353
UTILITIES - 5.1%
Gas Utilities - 0.3%
ONEOK, Inc.	317,600	10,513
Independent Power Producers & Energy Traders - 4.8%
AES Corp.	10,901,923	139,436
Calpine Corp. (a)	1,995,200	25,698
Mirant Corp. (a)	714,500	12,904
NRG Energy, Inc. (a)	550,128	14,969
		193,007
TOTAL UTILITIES		203,520
TOTAL COMMON STOCKS (Cost $4,213,874)		3,524,534
Preferred Stocks - 0.3%
	Shares	Value (000s)
Convertible Preferred Stocks - 0.3%
ENERGY - 0.3%
Oil, Gas & Consumable Fuels - 0.3%
El Paso Corp. 4.99%	11,200	$ 9,833
Nonconvertible Preferred Stocks - 0.0%
FINANCIALS - 0.0%
Diversified Financial Services - 0.0%
Preferred Blocker, Inc. 7.00% (h)	944	430
TOTAL PREFERRED STOCKS (Cost $8,747)		10,263
Nonconvertible Bonds - 5.4%
	Principal Amount (000s)
CONSUMER DISCRETIONARY - 1.2%
Automobiles - 0.4%
General Motors Corp.:
6.75% 5/1/28 (d)	$ 3,075	423
7.125% 7/15/13 (d)	8,320	1,123
7.2% 1/15/11 (d)	22,980	3,217
8.25% 7/15/23 (d)	25,035	3,693
8.375% 7/15/33 (d)	39,290	5,992
8.8% 3/1/21 (d)	10,765	1,534
		15,982
Hotels, Restaurants & Leisure - 0.7%
MGM Mirage, Inc.:
5.875% 2/27/14	1,955	1,378
6.625% 7/15/15	3,020	2,129
6.75% 4/1/13	7,855	5,754
11.125% 11/15/17 (h)	6,530	7,101
13% 11/15/13 (h)	6,150	6,873
Station Casinos, Inc.:
6% 4/1/12 (d)	8,360	2,592
7.75% 8/15/16 (d)	9,380	2,861
		28,688
Media - 0.1%
Umbrella Acquisition, Inc. 10.5% 3/15/15 pay-in-kind (e)(h)	5,380	3,360
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (000s)
CONSUMER DISCRETIONARY - continued
Specialty Retail - 0.0%
Sonic Automotive, Inc. 8.625% 8/15/13	$ 2,545	$ 2,036
TOTAL CONSUMER DISCRETIONARY		50,066
CONSUMER STAPLES - 0.3%
Food Products - 0.3%
Smithfield Foods, Inc.:
7% 8/1/11	13,215	12,554
7.75% 7/1/17	805	606
		13,160
ENERGY - 0.5%
Oil, Gas & Consumable Fuels - 0.5%
El Paso Energy Corp.:
7.75% 1/15/32	8,985	8,053
7.8% 8/1/31	1,960	1,666
Forest Oil Corp. 7.25% 6/15/19	11,165	10,607
Range Resources Corp. 7.25% 5/1/18	560	545
		20,871
FINANCIALS - 1.3%
Consumer Finance - 1.3%
GMAC LLC:
6% 12/15/11	1,455	1,310
6% 12/15/11 (h)	11,465	10,605
6.625% 5/15/12 (h)	7,825	7,121
7.5% 12/31/13 (h)	25,363	21,685
8% 12/31/18 (h)	13,924	10,652
		51,373
INDUSTRIALS - 0.2%
Airlines - 0.0%
Delta Air Lines, Inc. 8% 12/15/07 (a)(h)	4,145	41
Northwest Airlines, Inc. 9.875% 3/15/07 (a)	7,000	53
		94
Building Products - 0.0%
Owens Corning 7% 12/1/36	1,055	818
Commercial Services & Supplies - 0.1%
Cenveo Corp. 7.875% 12/1/13	2,680	1,916
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (000s)
INDUSTRIALS - continued
Road & Rail - 0.1%
Hertz Corp. 8.875% 1/1/14	$ 3,965	$ 3,816
TOTAL INDUSTRIALS		6,644
INFORMATION TECHNOLOGY - 0.2%
Semiconductors & Semiconductor Equipment - 0.2%
Freescale Semiconductor, Inc.:
8.875% 12/15/14	3,885	2,564
10.125% 12/15/16	2,730	1,420
NXP BV:
7.875% 10/15/14	4,362	2,923
10% 7/15/13 (h)	1,655	1,407
		8,314
MATERIALS - 0.2%
Chemicals - 0.2%
Chemtura Corp. 6.875% 6/1/16 (d)	5,550	4,523
Georgia Gulf Corp. 9.5% 10/15/14 (d)	3,519	2,252
		6,775
TELECOMMUNICATION SERVICES - 1.3%
Diversified Telecommunication Services - 0.5%
Sprint Capital Corp.:
6.875% 11/15/28	14,800	11,174
6.9% 5/1/19	10,410	9,252
		20,426
Wireless Telecommunication Services - 0.8%
Digicel Group Ltd. 8.875% 1/15/15 (h)	1,890	1,654
Nextel Communications, Inc. 7.375% 8/1/15	16,405	14,723
Sprint Nextel Corp. 6% 12/1/16	15,340	13,403
		29,780
TOTAL TELECOMMUNICATION SERVICES		50,206
UTILITIES - 0.2%
Independent Power Producers & Energy Traders - 0.2%
AES Corp. 7.75% 10/15/15	8,405	8,153
TOTAL NONCONVERTIBLE BONDS (Cost $172,298)		215,562
Floating Rate Loans - 2.1%
	Principal Amount (000s)	Value (000s)
CONSUMER DISCRETIONARY - 0.3%
Hotels, Restaurants & Leisure - 0.0%
Venetian Macau Ltd.:
Tranche B, term loan 2.85% 5/26/13 (i)	$ 1,416	$ 1,317
Tranche DD, term loan 2.85% 5/26/12 (i)	818	761
		2,078
Media - 0.3%
Univision Communications, Inc. Tranche 1LN, term loan 2.535% 9/29/14 (i)	13,885	11,212
TOTAL CONSUMER DISCRETIONARY		13,290
CONSUMER STAPLES - 0.2%
Personal Products - 0.2%
Revlon Consumer Products Corp. term loan 4.3931% 1/15/12 (i)	8,075	7,550
INDUSTRIALS - 0.4%
Airlines - 0.3%
Delta Air Lines, Inc. Tranche 2LN, term loan 3.5519% 4/30/14 (i)	17,296	11,588
Industrial Conglomerates - 0.1%
Sequa Corp. term loan 3.8441% 12/3/14 (i)	5,605	4,624
TOTAL INDUSTRIALS		16,212
INFORMATION TECHNOLOGY - 0.6%
Semiconductors & Semiconductor Equipment - 0.6%
Freescale Semiconductor, Inc. term loan:
2.0588% 12/1/13 (i)	22,715	16,752
12.5% 12/15/14	9,950	8,781
		25,533
MATERIALS - 0.3%
Chemicals - 0.3%
Georgia Gulf Corp. term loan 10% 10/3/13 (i)	5,919	5,505
Solutia, Inc. term loan 7.25% 2/28/14 (i)	4,367	4,279
		9,784
TELECOMMUNICATION SERVICES - 0.2%
Diversified Telecommunication Services - 0.2%
Level 3 Financing, Inc. term loan 2.6979% 3/13/14 (i)	10,000	8,550
Floating Rate Loans - continued
	Principal Amount (000s)	Value (000s)
UTILITIES - 0.1%
Electric Utilities - 0.1%
Texas Competitive Electric Holdings Co. LLC Tranche B2, term loan 3.8018% 10/10/14 (i)	$ 5,765	$ 4,425
TOTAL FLOATING RATE LOANS (Cost $71,714)		85,344
Money Market Funds - 5.6%
	Shares
Fidelity Cash Central Fund, 0.37% (b)	134,255,809	134,256
Fidelity Securities Lending Cash Central Fund, 0.22% (b)(c)	87,539,150	87,539
TOTAL MONEY MARKET FUNDS (Cost $221,795)		221,795
Other - 0.0%

Other - 0.0%
Delta Air Lines ALPA Claim (a) (Cost $519)	64,750,000	486
TOTAL INVESTMENT PORTFOLIO - 101.9% (Cost $4,688,947)		4,057,984
NET OTHER ASSETS - (1.9)%		(77,112)
NET ASSETS - 100%		$ 3,980,872
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Non-income producing - Issuer is in default.
(e) Security initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.
(f) Security or a portion of the security is on loan at period end.
(g) Affiliated company

(h) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $70,929,000 or 1.8% of net assets.

(i) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(j) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $2,456,000 or 0.1% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Ormet Corp.	2/27/07 - 4/4/07	$ 20,556
Phosphate Holdings, Inc.	1/25/08	$ 9,994
Viasystems Group, Inc.	2/13/04	$ 12,594
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 1,541
Fidelity Securities Lending Cash Central Fund	1,815
Total	$ 3,356
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliates (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
American Science & Engineering, Inc.	$ 28,830	$ -	$ 30,390	$ 178	$ -
Cenveo, Inc.	35,651	-	-	-	18,636
Exterran Holdings, Inc.	239,059	-	49,498	-	-
Forest Oil Corp.	274,548	-	32,904	-	-
General Maritime Corp.	76,757	-	37,291	4,176	-
Grey Wolf, Inc.	90,434	-	67,370	-	-
H.B. Fuller Co.	74,575	-	22,365	458	-
Affiliates (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Merix Corp.	$ 3,059	$ -	$ -	$ -	$ 2,766
OceanFreight, Inc.	14,375	-	-	342	-
ON Semiconductor Corp.	216,719	-	-	-	168,477
Overseas Shipholding Group, Inc.	158,169	-	23,608	2,993	-
Service Corp. International	167,531	-	-	2,801	110,637
Tenet Healthcare Corp.	132,911	9,444	-	-	103,351
Total	$ 1,512,618	$ 9,444	$ 263,426	$ 10,948	$ 403,867
Other Information

The following is a summary of the inputs used, as of July 31, 2009, involving the Fund's assets and liabilities carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 400,877	$ 400,877	$ -	$ -
Consumer Staples	58,323	58,323	-	-
Energy	589,739	579,906	9,833	-
Financials	472,749	472,319	430	-
Health Care	257,574	257,574	-	-
Industrials	586,181	585,628	-	553
Information Technology	408,995	407,594	-	1,401
Materials	413,486	413,486	-	-
Telecommunication Services	143,353	143,353	-	-
Utilities	203,520	203,520	-	-
Corporate Bonds	215,562	-	215,468	94
Floating Rate Loans	85,344	-	85,344	-
Money Market Funds	221,795	221,795	-	-
Other	486	-	-	486
Total Investments in Securities:	$ 4,057,984	$ 3,744,375	$ 311,075	$ 2,534
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
(Amounts in thousands)	Investments in Securities
Beginning Balance	$ 1,457
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	(12,864)
Cost of Purchases	-
Proceeds of Sales	(279)
Amortization/Accretion	-
Transfer in/out of Level 3	14,220
Ending Balance	$ 2,534
The change in unrealized gain (loss) attributable to Level 3 securities at July 31, 2009	$ (12,864)

The information used in the above reconciliation represents fiscal year to date activity for any Investment in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

The composition of credit quality ratings as a percentage of net assets is as follows (ratings are unaudited):
AAA,AA,A	0.0%
BBB	0.0%
BB	1.4%
B	3.1%
CCC,CC,C	2.5%
D	0.1%
Not Rated	0.4%
Equities	88.8%
Short-Term Investments and Net Other Assets	3.7%
100.0%

We have used ratings from Moody's® Investors Services, Inc. Where Moody's ratings are not available, we have used S&P® ratings. All ratings are as of the report date and do not reflect subsequent downgrades.

Income Tax Information
At July 31, 2009, the fund had a capital loss carryforward of approximately $297,190,000 all of which will expire on July 31, 2017.
The fund intends to elect to defer to its fiscal year ending July 31, 2010 approximately $858,385,000 of losses recognized during the period November 1, 2008 to July 31, 2009.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	July 31, 2009

Assets
Investment in securities, at value (including securities loaned of $83,453) - See accompanying schedule: Unaffiliated issuers (cost $4,015,508)	$ 3,432,322
Fidelity Central Funds (cost $221,795)	221,795
Other affiliated issuers (cost $451,644)	403,867
Total Investments (cost $4,688,947)		$ 4,057,984
Cash		31
Foreign currency held at value (cost $496)		511
Receivable for investments sold		1,770
Receivable for fund shares sold		10,276
Dividends receivable		720
Interest receivable		4,056
Distributions receivable from Fidelity Central Funds		95
Prepaid expenses		18
Other receivables		1
Total assets		4,075,462

Liabilities
Payable for fund shares redeemed	$ 4,176
Accrued management fee	1,867
Other affiliated payables	961
Other payables and accrued expenses	47
Collateral on securities loaned, at value	87,539
Total liabilities		94,590

Net Assets		$ 3,980,872
Net Assets consist of:
Paid in capital		$ 5,798,986
Undistributed net investment income		21,357
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,208,522)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(630,949)
Net Assets		$ 3,980,872

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	July 31, 2009

Leveraged Company Stock: Net Asset Value, offering price and redemption price per share ($3,713,521 ÷ 189,946 shares)	$ 19.55

Class K: Net Asset Value, offering price and redemption price per share ($267,351 ÷ 13,665 shares)	$ 19.56

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended July 31, 2009

Investment Income
Dividends (including $10,948 earned from other affiliated issuers)		$ 48,405
Interest		30,089
Income from Fidelity Central Funds		3,356
Total income		81,850

Expenses
Management fee	$ 23,913
Transfer agent fees	10,452
Accounting and security lending fees	1,024
Custodian fees and expenses	57
Independent trustees' compensation	27
Registration fees	110
Audit	68
Legal	28
Miscellaneous	61
Total expenses before reductions	35,740
Expense reductions	(45)	35,695
Net investment income (loss)		46,155
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(1,022,226)
Other affiliated issuers	(188,642)
Foreign currency transactions	(68)
Total net realized gain (loss)		(1,210,936)
Change in net unrealized appreciation (depreciation) on: Investment securities	(1,921,086)
Assets and liabilities in foreign currencies	14
Total change in net unrealized appreciation (depreciation)		(1,921,072)
Net gain (loss)		(3,132,008)
Net increase (decrease) in net assets resulting from operations		$ (3,085,853)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended July 31, 2009	Year ended July 31, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 46,155	$ 33,470
Net realized gain (loss)	(1,210,936)	151,060
Change in net unrealized appreciation (depreciation)	(1,921,072)	(527,187)
Net increase (decrease) in net assets resulting from operations	(3,085,853)	(342,657)
Distributions to shareholders from net investment income	(31,749)	(89,831)
Distributions to shareholders from net realized gain	(63,967)	(319,818)
Total distributions	(95,716)	(409,649)
Share transactions - net increase (decrease)	(872,099)	950,964
Redemption fees	2,433	3,350
Total increase (decrease) in net assets	(4,051,235)	202,008

Net Assets
Beginning of period	8,032,107	7,830,099
End of period (including undistributed net investment income of $21,357 and undistributed net investment income of $11,678, respectively)	$ 3,980,872	$ 8,032,107

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Leveraged Company Stock

Years ended July 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 31.09	$ 33.78	$ 28.07	$ 25.48	$ 20.18
Income from Investment Operations
Net investment income (loss) B	.21	.14	.44 E	.16	.24 F
Net realized and unrealized gain (loss)	(11.37)	(1.06)	6.78	3.04	6.21
Total from investment operations	(11.16)	(.92)	7.22	3.20	6.45
Distributions from net investment income	(.14)	(.39)	(.12)	(.21)	(.04)
Distributions from net realized gain	(.25)	(1.39)	(1.40)	(.41)	(1.12)
Total distributions	(.39)	(1.78)	(1.52)	(.62)	(1.16)
Redemption fees added to paid in capital B	.01	.01	.01	.01	.01
Net asset value, end of period	$ 19.55	$ 31.09	$ 33.78	$ 28.07	$ 25.48
Total Return A	(35.99)%	(2.76)%	27.08%	12.80%	33.93%
Ratios to Average Net Assets C, G
Expenses before reductions	.92%	.83%	.83%	.86%	.87%
Expenses net of fee waivers, if any	.92%	.83%	.83%	.86%	.87%
Expenses net of all reductions	.92%	.83%	.83%	.85%	.84%
Net investment income (loss)	1.17%	.44%	1.43% E	.60%	1.04% F
Supplemental Data
Net assets, end of period (in millions)	$ 3,714	$ 8,032	$ 7,830	$ 4,174	$ 3,328
Portfolio turnover rate D	34%	30%	20%	23%	16%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.26 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .59%.

F Investment income per share reflects an in-kind dividend received in a corporate reorganization which amounted to $.10 per share. Excluding this dividend, the ratio of net investment income (loss) to average net assets would have been .61%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Years ended July 31,

2009

2008 G

Selected Per-Share Data
Net asset value, beginning of period	$ 31.11	$ 34.10
Income from Investment Operations
Net investment income (loss) D	.21	.05
Net realized and unrealized gain (loss)	(11.35)	(3.04)
Total from investment operations	(11.14)	(2.99)
Distributions from net investment income	(.17)	-
Distributions from net realized gain	(.25)	-
Total distributions	(.42)	-
Redemption fees added to paid in capital D	.01	- I
Net asset value, end of period	$ 19.56	$ 31.11
Total Return B, C	(35.86)%	(8.77)%
Ratios to Average Net Assets E, H
Expenses before reductions	.71%	.70% A
Expenses net of fee waivers, if any	.71%	.70% A
Expenses net of all reductions	.71%	.70% A
Net investment income (loss)	1.39%	.58% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 267,351	$ 91
Portfolio turnover rateF	34%	30%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period May 9, 2008 (commencement of sale of shares) to July 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2009
(Amounts in thousands except ratios)

1. Organization.

Fidelity Leveraged Company Stock Fund (the Fund) is a fund of Fidelity Securities Fund (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Leveraged Company Stock and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. After the commencement of Class K, the Fund began offering conversion privileges between Leveraged Company Stock and Class K to eligible shareholders of Leveraged Company Stock. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after period end through the date that the financial statements were issued, September 28, 2009, have

Annual Report

3. Significant Accounting Policies - continued

been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are classified into three levels. Level 1 includes readily available unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes observable inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. Level 3 includes unobservable inputs when market prices are not readily available or reliable. Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy. The aggregate value by input level, as of July 31, 2009, for the Fund's investments, as well as a reconciliation of assets and liabilities for which significant unobservable inputs (Level 3) were used in determining value, is included at the end of the Fund's Schedule of Investments. Valuation techniques of the Fund's major categories of assets and liabilities as presented in the Schedule of Investments are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, are valued based on quotations received from dealers who make markets in such securities or by independent pricing services. For corporate bonds and floating rate loans, pricing services generally utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Security Valuation - continued

net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Annual Report

3. Significant Accounting Policies - continued

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There are no unrecognized tax benefits in the accompanying financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, market discount, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 591,299
Unrealized depreciation	(1,269,895)
Net unrealized appreciation (depreciation)	$ (678,596)

Undistributed ordinary income	$ 16,056
Capital loss carryforward	$ (297,190)

Cost for federal income tax purposes	$ 4,736,580

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	July 31, 2009	July 31, 2008
Ordinary Income	$ 47,101	$ 113,320
Long-term Capital Gains	48,615	296,329
Total	$ 95,716	$ 409,649

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund may invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments, including revolving credit facilities, that obligate the Fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,363,934 and $2,252,718, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .35% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .61% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Leveraged Company Stock. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Leveraged Company Stock	$ 10,345.28
Class K	107.06
	$ 10,452

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $78 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $17 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $1,815.

9. Expense Reductions.

FMR voluntarily agreed to reimburse a portion of Leveraged Company Stock's operating expenses. During the period, this reimbursement reduced the class' expenses by $14.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $19 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $2. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Leveraged Company Stock	$ 10

Annual Report

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2009	2008
From net investment income
Leveraged Company Stock	$ 30,127	$ 89,831
Class K	1,622	-
Total	$ 31,749	$ 89,831
From net realized gain
Leveraged Company Stock	$ 63,966	$ 319,818
Class K	1	-
Total	$ 63,967	$ 319,818

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2009	2008A	2009	2008A
Leveraged Company Stock
Shares sold	52,607	100,393	$ 972,232	$ 3,279,172
Conversion to Class K	(12,957)	-	(289,406)	-
Reinvestment of distributions	3,995	12,305	89,681	391,353
Shares redeemed	(112,023)	(86,186)	(1,955,126)	(2,719,661)
Net increase (decrease)	(68,378)	26,512	$ (1,182,619)	$ 950,864
Class K
Shares sold	6,741	3	$ 105,087	$ 100
Conversion from Leveraged Company Stock	12,954	-	289,406	-
Reinvestment of distributions	118	-	1,623	-
Shares redeemed	(6,151)	-	(85,596)	-
Net increase (decrease)	13,662	3	$ 310,520	$ 100

A Share transactions for Class K are for the period May 9, 2008 (commencement of sale of shares) to July 31, 2008.

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and the Shareholders of Fidelity Leveraged Company Stock Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Leveraged Company Stock Fund (a fund of Fidelity Securities Fund) at July 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Leveraged Company Stock Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Boston, Massachusetts

September 28, 2009

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for Mr. Edward C. Johnson 3d and Mr. James C. Curvey, each of the Trustees oversees 220 funds advised by FMR or an affiliate. Mr. Johnson oversees 262 funds advised by FMR or an affiliate. Mr. Curvey oversees 392 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (79)

Year of Election or Appointment: 1984

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (74)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (61)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (55)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (65)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (64)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (65)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (70)

Year of Election or Appointment: 2002

Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (60)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (58)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (65)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (39)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2009-present) and is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Bruce T. Herring (43)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Group Chief Investments Officer of FMR. Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (44)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as a portfolio manager.

Scott C. Goebel (41)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (40)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Vice President and Associate General Counsel of FMR LLC (2005-present), and is an employee of Fidelity Investments.

Holly C. Laurent (55)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (50)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (62)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (47)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian also serves as Chief Financial Officer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments. Previously, Mr. Christian served as Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009) and as Vice President of Business Analysis (2003-2004).

Bryan A. Mehrmann (48)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (41)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

John R. Hebble (51)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Paul M. Murphy (62)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments. Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (50)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions (Unaudited)

Leveraged Company Stock designates 99% of the dividends distributed in September, and 82% and 81% of the dividends distributed in December during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders

Leveraged Company Stock designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2010 of amounts for use in preparing 2009 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Leveraged Company Stock Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2009 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. In response to last year's financial crisis, FMR took a number of actions intended to cut costs and improve efficiency without weakening the investment teams or resources. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure and broaden the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) contractually agreeing to reduce the management fee on Fidelity U.S. Bond Index Fund; and (iv) expanding Class A and Class T load waiver categories to increase rollover retention opportunities and create consistent policies across the classes.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for Fidelity Leveraged Company Stock (retail class), as well as the fund's relative investment performance for Fidelity Leveraged Company Stock (retail class) measured against (i) a broad-based securities market index, and (ii) a custom peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2008, the cumulative total returns of Fidelity Leveraged Company Stock (retail class) of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a custom peer group of mutual funds defined by FMR based on categories assigned by Morningstar, Inc. (Class K of the fund had less than one year of performance as of December 31, 2008.) The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below each chart corresponds to the percentile box and represents the percentage of funds in the peer group whose performance was equal to or lower than that of Fidelity Leveraged Company Stock (retail class) of the fund. The fund's custom peer group, defined by FMR, is a peer group that FMR believes provides a more meaningful performance comparison than the peer group assigned by Morningstar, Inc., which assigns mutual funds to categories based on their investment styles as measured by their underlying portfolio holdings.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Leveraged Company Stock Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Fidelity Leveraged Company Stock (retail class) of the fund was in the fourth quartile for the one- and three-year periods and the second quartile for the five-year period. The Board also stated that the investment performance of Fidelity Leveraged Company Stock (retail class) compared favorably to its benchmark for the three- and five-year periods, although the fund's one-year cumulative total return was lower than its benchmark. The Board discussed with FMR actions that have been taken by FMR to improve the fund's more recent disappointing performance relative to its peer group. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board reviewed the year-to-date performance of Fidelity Leveraged Company Stock (retail class) through May 31, 2009 and stated that it exceeded the fund's benchmark.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in 2008, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 17% means that 83% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Fidelity Leveraged Company Stock Fund

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2008.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each class ranked below its competitive median for the period.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board created an Ad Hoc Committee (the "Committee") to analyze economies of scale. The Committee was formed to consider whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board concluded, considering the findings of the Committee, that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's compensation structure for portfolio managers and key personnel, including performance benchmarks used by Fidelity in evaluating incentive compensation for portfolio managers and research analysts; (iv) the structure and process of equity research and actions taken by FMR to improve the quality of research; (v) the selection of and compensation paid by FMR to fund sub-advisers; (vi) Fidelity's fee structures and rationale for recommending different fees among categories of funds; (vii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; (viii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; and (ix) explanations for the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)
Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

For mutual fund and brokerage trading.

For quotes.*

For account balances and holdings.

To review orders and mutual
fund activity.

To change your PIN.

To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)
Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)
Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)
For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)
For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

15445 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
Campbell, CA

19200 Von Karman Avenue
Irvine, CA

601 Larkspur Landing Circle
Larkspur, CA

2000 Avenue of the Stars
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73-575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

123 South Lake Avenue
Pasadena, CA

16656 Bernardo Ctr. Drive
Rancho Bernardo, CA

1220 Roseville Parkway
Roseville, CA

1740 Arden Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

11943 El Camino Real
San Diego, CA

8 Montgomery Street
San Francisco, CA

3793 State Street
Santa Barbara, CA

1200 Wilshire Boulevard
Santa Monica, CA

398 West El Camino Real
Sunnyvale, CA

111 South Westlake Blvd
Thousand Oaks, CA

21701 Hawthorne Boulevard
Torrance, CA

2001 North Main Street
Walnut Creek, CA

6326 Canoga Avenue
Woodland Hills, CA

Colorado

281 East Flatiron Circle
Broomfield, CO

1625 Broadway
Denver, CO

9185 Westview Road
Lone Tree, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

400 Delaware Avenue
Wilmington, DE

Florida

175 East Altamonte Drive
Altamonte Springs, FL

4400 N. Federal Highway
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

4671 Town Center Parkway
Jacksonville, FL

8880 Tamiami Trail, North
Naples, FL

230 Royal Palm Way
Palm Beach, FL

3501 PGA Boulevard
Palm Beach Gardens, FL

3550 Tamiami Trail, South
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

2465 State Road 7
Wellington, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

401 North Michigan Avenue
Chicago, IL

One Skokie Valley Road
Highland Park, IL

1415 West 22nd Street
Oak Brook, IL

15105 S LaGrange Road
Orland Park, IL

1572 East Golf Road
Schaumburg, IL

Indiana

4729 East 82nd Street
Indianapolis, IN

8480 Keystone Crossing
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7315 Wisconsin Avenue
Bethesda, MD

610 York Road
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

238 Main Street
Cambridge, MA

200 Endicott Street
Danvers, MA

Annual Report

405 Cochituate Road
Framingham, MA

551 Boston Turnpike
Shrewsbury, MA

Michigan

500 E. Eisenhower Pkwy.
Ann Arbor, MI

280 Old N. Woodward Ave.
Birmingham, MI

30200 Northwestern Hwy.
Farmington Hills, MI

43420 Grand River Avenue
Novi, MI

Minnesota

7740 France Avenue South
Edina, MN

8342 3rd Street North
Oakdale, MN

Missouri

1524 South Lindbergh Blvd.
St. Louis, MO

Nevada

2225 Village Walk Drive
Henderson, NV

New Jersey

501 Route 73 South
Marlton, NJ

150 Essex Street
Millburn, NJ

35 Morris Street
Morristown, NJ

396 Route 17, North
Paramus, NJ

3518 Route 1 North
Princeton, NJ

530 Broad Street
Shrewsbury, NJ

New Mexico

2261 Q Street NE
Albuquerque, NM

New York

1130 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

980 Madison Avenue
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

200 Fifth Avenue
New York, NY

733 Third Avenue
New York, NY

11 Penn Plaza
New York, NY

2070 Broadway
New York, NY

1075 Northern Blvd.
Roslyn, NY

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North Carolina

4611 Sharon Road
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7011 Fayetteville Road
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Ohio

3805 Edwards Road
Cincinnati, OH

1324 Polaris Parkway
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1800 Crocker Road
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28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

7493 SW Bridgeport Road
Tigard, OR

Pennsylvania

600 West DeKalb Pike
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1735 Market Street
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12001 Perry Highway
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Rhode Island

10 Memorial Boulevard
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Tennessee

3018 Peoples Street
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7628 West Farmington Blvd.
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Texas

10000 Research Boulevard
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4001 Northwest Parkway
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12532 Memorial Drive
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6500 N. MacArthur Blvd.
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6005 West Park Boulevard
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14100 San Pedro
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Utah

279 West South Temple
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Virginia

1861 International Drive
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Washington

10500 NE 8th Street
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1518 6th Avenue
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

16020 West Bluemound Road
Brookfield, WI

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

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LSF-UANN-0909
1.789248.106

Fidelity®

Leveraged Company Stock

Fund -

Class K

Annual Report

July 31, 2009
(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the last six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

We've seen a welcome uptick in the global equity markets this spring and summer, as signs of stabilization in some economic indicators have brought many investors back into the marketplace. But there remain other key measures - notably high unemployment and slack consumer spending - that suggest the road back to economic health could still be a bumpy ride. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,
/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2009	Past 1 year	Past 5 years	Life of fundB
Class K A	-35.86%	3.68%	11.26%

A The initial offering of Class K shares took place on May 9, 2008. Returns prior to May 9, 2008 are those of Leveraged Company Stock, the original class of the fund.

B From December 19, 2000.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Leveraged Company Stock Fund - Class K on December 19, 2000, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500SM Index (S&P 500®) performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stocks - battered by the effects of a global credit crisis for most of the year - were aided by early signs of a healing economy during the final months of the year ending July 31, 2009. For roughly half of the 12-month period, equities were in free fall, as a succession of large financial institutions around the world either collapsed or were forced into mergers or government conservatorship, and harried investors relinquished riskier assets in a massive flight to quality. By March, however, as unprecedented government interventions around the world took root, signs of a potential recovery began to emerge: corporate profits, though still weak, began to stabilize and valuations started to return to normal trading ranges. Against this improving backdrop, major equity indexes posted significant gains in March and April, which carried through to the end of the period. For the year overall, the Standard & Poor's 500SM Index declined 19.96%, while the Dow Jones U.S. Total Stock Market IndexSM - the broadest overall gauge of domestic equities - was down 19.95%. Meanwhile, the blue-chip-laden Dow Jones Industrial AverageSM fell 16.62% and the technology-heavy Nasdaq Composite® Index posted a 14.05% loss.

Comments from Thomas Soviero, Portfolio Manager of Fidelity® Leveraged Company Stock Fund: During the past year, the fund's Class K shares returned -35.86%, trailing the S&P 500® and the -31.67% return of the Credit Suisse Leveraged Equity Index. The fund significantly underperformed the S&P® despite a strong showing in the second half of the period. The biggest drag on results came from unfavorable security selection and market weighting decisions in the energy and consumer staples sectors. On the plus side, underweighting hard-hit financials helped, as did the fund's high-yield bond holdings and my decision to maintain a modest cash balance, which held its value during a down market. Six energy companies were among the main detractors from performance: Forest Oil, Alpha Natural Resources, Chesapeake Energy, Exterran Holdings, Peabody Energy and Overseas Shipholding Group. Top relative contributions came from underweighting three index components that were negatively affected by the crisis in the financial markets: Bank of America, industrial conglomerate General Electric and diversified financial services provider Citigroup. Timely ownership of telecommunication services provider Crown Castle International also helped. Several of the stocks I've mentioned were not part of the S&P benchmark, and some were not held at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2009 to July 31, 2009).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value February 1, 2009	Ending Account Value July 31, 2009	Expenses Paid During Period* February 1, 2009 to July 31, 2009
Leveraged Company Stock	.98%
Actual		$ 1,000.00	$ 1,434.30	$ 5.92
Hypothetical A		$ 1,000.00	$ 1,019.93	$ 4.91
Class K	.72%
Actual		$ 1,000.00	$ 1,436.10	$ 4.35
Hypothetical A		$ 1,000.00	$ 1,021.22	$ 3.61

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
ON Semiconductor Corp.	4.2	3.3
AES Corp.	3.5	2.8
El Paso Corp.	3.3	3.8
Celanese Corp. Class A	3.0	1.7
Bank of America Corp.	2.9	0.1
Service Corp. International	2.8	2.7
Freeport-McMoRan Copper & Gold, Inc.	2.6	3.9
Tenet Healthcare Corp.	2.6	1.0
Peabody Energy Corp.	2.4	2.6
Owens Corning	2.3	2.3
	29.6
Top Five Market Sectors as of July 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Energy	15.4	28.3
Industrials	15.3	16.5
Financials	13.1	3.4
Consumer Discretionary	11.6	10.3
Information Technology	11.1	8.4
Asset Allocation (% of fund's net assets)
As of July 31, 2009*		As of January 31, 2009**
	Stocks 88.5%		Stocks 89.1%
	Bonds 5.4%		Bonds 5.5%
	Convertible Securities 0.3%		Convertible Securities 0.4%
	Other Investments 2.1%		Other Investments 2.3%
	Short-Term Investments and Net Other Assets 3.7%		Short-Term Investments and Net Other Assets 2.7%
* Foreign investments	6.0%	** Foreign investments	9.2%

Annual Report

Investments July 31, 2009

Showing Percentage of Net Assets

Common Stocks - 88.5%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 10.1%
Auto Components - 0.9%
Johnson Controls, Inc.	548,300	$ 14,190
The Goodyear Tire & Rubber Co. (a)	564,063	9,600
TRW Automotive Holdings Corp. (a)	430,300	7,242
WABCO Holdings, Inc.	211,533	4,021
		35,053
Automobiles - 0.3%
Daimler AG	209,400	9,727
Diversified Consumer Services - 3.2%
Brinks Home Security Holdings, Inc. (a)	244,500	7,291
Carriage Services, Inc. Class A (a)	266,200	977
Service Corp. International (g)	17,505,900	110,637
Stewart Enterprises, Inc. Class A	1,515,242	7,410
		126,315
Hotels, Restaurants & Leisure - 1.3%
Bally Technologies, Inc. (a)	254,460	9,214
Domino's Pizza, Inc. (a)	549,700	4,519
Las Vegas Sands Corp. (a)(f)	1,651,811	15,444
Penn National Gaming, Inc. (a)	537,836	17,055
The Steak n Shake Co. (a)	659,400	6,739
		52,971
Household Durables - 1.6%
Black & Decker Corp.	223,800	8,415
Lennar Corp. Class A	983,400	11,643
Newell Rubbermaid, Inc.	3,304,500	42,529
		62,587
Leisure Equipment & Products - 0.1%
Callaway Golf Co.	870,287	5,544
Media - 1.7%
Cablevision Systems Corp. - NY Group Class A	541,324	11,081
Cinemark Holdings, Inc.	1,554,497	17,239
Comcast Corp. Class A	2,590,900	38,501
Gray Television, Inc.	1,995,535	978
Nexstar Broadcasting Group, Inc. Class A (a)	1,130,500	904
		68,703
Specialty Retail - 0.4%
Asbury Automotive Group, Inc.	385,122	5,388
The Pep Boys - Manny, Moe & Jack	996,671	9,897
		15,285
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Textiles, Apparel & Luxury Goods - 0.6%
Coach, Inc.	456,220	$ 13,500
Hanesbrands, Inc. (a)	562,400	11,192
		24,692
TOTAL CONSUMER DISCRETIONARY		400,877
CONSUMER STAPLES - 1.4%
Food & Staples Retailing - 0.3%
Kroger Co.	339,300	7,254
Safeway, Inc.	310,100	5,870
		13,124
Food Products - 1.0%
Corn Products International, Inc.	281,534	7,883
Darling International, Inc. (a)	2,498,930	17,642
Dean Foods Co. (a)	569,900	12,076
Smithfield Foods, Inc. (a)	274,706	3,722
		41,323
Personal Products - 0.1%
Revlon, Inc. (a)	639,576	3,876
TOTAL CONSUMER STAPLES		58,323
ENERGY - 14.6%
Energy Equipment & Services - 2.7%
ENSCO International, Inc.	110,000	4,168
Exterran Holdings, Inc. (a)	1,468,740	25,541
Hercules Offshore, Inc. (a)	1,493,431	7,079
Noble Corp.	524,700	17,766
Oil States International, Inc. (a)	270,700	7,341
Parker Drilling Co. (a)	1,200,000	5,544
Precision Drilling Trust	1,466,889	8,319
Pride International, Inc. (a)	346,100	8,677
Rowan Companies, Inc.	321,100	6,849
Schoeller-Bleckmann Oilfield Equipment AG	387,300	13,800
		105,084
Oil, Gas & Consumable Fuels - 11.9%
Alpha Natural Resources, Inc. (a)(f)	1,647,695	54,885
Arch Coal, Inc.	688,255	11,983
CONSOL Energy, Inc.	327,200	11,625
El Paso Corp.	13,047,976	131,263
Common Stocks - continued
	Shares	Value (000s)
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Forest Oil Corp. (a)	2,481,586	$ 41,815
Frontier Oil Corp.	1,972,600	27,419
Mariner Energy, Inc. (a)	2,721,653	32,633
Nexen, Inc.	188,000	3,897
Overseas Shipholding Group, Inc.	1,214,992	41,735
Paladin Energy Ltd. (a)	2,042,400	7,789
Peabody Energy Corp.	2,893,208	95,794
Plains Exploration & Production Co. (a)	360,660	10,333
Western Refining, Inc. (a)(f)	560,758	3,651
		474,822
TOTAL ENERGY		579,906
FINANCIALS - 11.8%
Capital Markets - 0.4%
Morgan Stanley	548,900	15,644
Commercial Banks - 7.6%
Huntington Bancshares, Inc.	11,363,080	46,475
KeyCorp	12,450,468	71,964
PNC Financial Services Group, Inc.	2,225,253	81,578
SunTrust Banks, Inc.	2,549,800	49,721
Wells Fargo & Co.	2,158,688	52,802
		302,540
Diversified Financial Services - 3.0%
Bank of America Corp.	7,745,800	114,560
JPMorgan Chase & Co.	109,900	4,248
		118,808
Insurance - 0.8%
Assured Guaranty Ltd.	1,995,395	27,876
Lincoln National Corp.	327,900	6,948
		34,824
Thrifts & Mortgage Finance - 0.0%
Washington Mutual, Inc.	5,352,200	503
TOTAL FINANCIALS		472,319
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - 6.5%
Biotechnology - 0.0%
Lexicon Pharmaceuticals, Inc. (a)	392,187	$ 522
Health Care Equipment & Supplies - 1.8%
Baxter International, Inc.	154,300	8,698
Beckman Coulter, Inc.	304,200	19,162
Boston Scientific Corp. (a)	1,062,100	11,407
Hospira, Inc. (a)	361,900	13,908
Inverness Medical Innovations, Inc. (a)	518,708	17,455
		70,630
Health Care Providers & Services - 3.9%
Community Health Systems, Inc. (a)	617,776	17,495
DaVita, Inc. (a)	394,947	19,629
Rural/Metro Corp. (a)	834,200	3,162
Sun Healthcare Group, Inc. (a)	1,205,054	11,725
Tenet Healthcare Corp. (a)(g)	26,164,783	103,351
		155,362
Health Care Technology - 0.6%
Cerner Corp. (a)	387,205	25,199
Pharmaceuticals - 0.2%
Allergan, Inc.	109,700	5,861
TOTAL HEALTH CARE		257,574
INDUSTRIALS - 14.7%
Aerospace & Defense - 0.4%
American Science & Engineering, Inc.	85,370	5,955
Teledyne Technologies, Inc. (a)	340,694	11,151
		17,106
Air Freight & Logistics - 0.0%
Park-Ohio Holdings Corp. (a)	78,022	487
Airlines - 1.4%
AirTran Holdings, Inc. (a)	861,500	6,237
AMR Corp. (a)	670,630	3,588
Delta Air Lines, Inc. (a)	6,662,522	46,171
UAL Corp. (a)	280,400	1,155
		57,151
Building Products - 3.2%
Masco Corp.	2,688,779	37,455
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Building Products - continued
Owens Corning (a)	4,928,290	$ 90,582
Owens Corning warrants 10/31/13 (a)	406,600	553
		128,590
Commercial Services & Supplies - 3.3%
Cenveo, Inc. (a)(f)(g)	3,858,300	18,636
Deluxe Corp.	1,481,104	23,179
R.R. Donnelley & Sons Co.	450,900	6,268
Republic Services, Inc.	2,170,375	57,732
The Brink's Co.	244,500	6,638
Waste Management, Inc.	599,400	16,849
		129,302
Construction & Engineering - 0.3%
Fluor Corp.	189,300	9,995
Great Lakes Dredge & Dock Corp.	429,400	2,486
		12,481
Electrical Equipment - 1.6%
Baldor Electric Co.	404,900	10,430
Belden, Inc.	1,270,366	22,282
EnerSys (a)	575,138	11,382
General Cable Corp. (a)(f)	274,100	10,627
JA Solar Holdings Co. Ltd. ADR (a)	839,500	4,038
Sunpower Corp. Class B (a)	178,606	4,876
		63,635
Industrial Conglomerates - 0.5%
Carlisle Companies, Inc.	109,910	3,443
General Electric Co.	1,103,883	14,792
		18,235
Machinery - 2.5%
Accuride Corp. (a)	1,384,197	512
Badger Meter, Inc. (f)	228,561	8,422
Cummins, Inc.	738,900	31,780
Ingersoll-Rand Co. Ltd.	849,600	24,536
John Bean Technologies Corp.	26,049	361
Middleby Corp. (a)	665,379	32,537
Thermadyne Holdings Corp. (a)	64,900	310
Timken Co.	92,800	1,891
		100,349
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Marine - 0.6%
Diana Shipping, Inc.	277,900	$ 3,957
Genco Shipping & Trading Ltd. (f)	380,323	9,094
Navios Maritime Holdings, Inc.	2,162,794	10,295
OceanFreight, Inc.	740,600	1,155
		24,501
Road & Rail - 0.6%
Hertz Global Holdings, Inc. (a)(f)	2,598,600	24,531
Trading Companies & Distributors - 0.2%
H&E Equipment Services, Inc. (a)	12,900	137
Houston Wire & Cable Co.	559,595	6,016
		6,153
Transportation Infrastructure - 0.1%
Aegean Marine Petroleum Network, Inc.	215,300	3,660
TOTAL INDUSTRIALS		586,181
INFORMATION TECHNOLOGY - 10.3%
Electronic Equipment & Components - 2.5%
Avnet, Inc. (a)	298,600	7,286
Bell Microproducts, Inc. (a)	623,761	979
DDi Corp. (a)	295,899	1,421
Flextronics International Ltd. (a)	13,177,863	70,106
Merix Corp. (a)(g)	1,545,123	2,766
TTM Technologies, Inc. (a)	1,402,619	13,844
Viasystems Group, Inc. (a)	775,300	775
Viasystems Group, Inc. (a)(j)	625,780	626
		97,803
Internet Software & Services - 0.3%
NetEase.com, Inc. sponsored ADR (a)	191,500	8,437
VeriSign, Inc. (a)	194,300	3,971
		12,408
IT Services - 1.7%
Alliance Data Systems Corp. (a)(f)	815,827	41,607
CACI International, Inc. Class A (a)	348,000	16,078
Cognizant Technology Solutions Corp. Class A (a)	56,200	1,663
SAIC, Inc. (a)	407,500	7,372
		66,720
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - 5.8%
Amkor Technology, Inc. (a)(f)	5,242,218	$ 32,816
Cypress Semiconductor Corp. (a)	651,200	6,916
Intel Corp.	693,100	13,342
Micron Technology, Inc. (a)	1,645,200	10,513
ON Semiconductor Corp. (a)(g)	23,079,802	168,477
		232,064
TOTAL INFORMATION TECHNOLOGY		408,995
MATERIALS - 10.4%
Chemicals - 6.7%
Albemarle Corp.	1,163,406	34,565
Arch Chemicals, Inc.	344,342	9,142
Celanese Corp. Class A	4,687,200	120,461
Dow Chemical Co.	535,794	11,343
FMC Corp.	178,600	8,687
Georgia Gulf Corp. (a)(f)	21,760	376
H.B. Fuller Co.	1,582,241	31,898
Nalco Holding Co.	894,300	15,820
Phosphate Holdings, Inc. (a)(j)	307,500	1,507
Pliant Corp. (a)	567	0
Solutia, Inc. (a)	556,700	4,977
W.R. Grace & Co. (a)	1,589,619	26,435
		265,211
Containers & Packaging - 0.8%
Owens-Illinois, Inc. (a)	421,000	14,289
Rock-Tenn Co. Class A	355,202	15,970
Temple-Inland, Inc.	107,200	1,679
		31,938
Metals & Mining - 2.7%
Compass Minerals International, Inc.	55,000	2,925
Freeport-McMoRan Copper & Gold, Inc.	1,735,440	104,647
Ormet Corp. (a)	330,000	109
Ormet Corp. (a)(j)	1,075,000	323
		108,004
Common Stocks - continued
	Shares	Value (000s)
MATERIALS - continued
Paper & Forest Products - 0.2%
Domtar Corp. (a)(f)	171,641	$ 3,254
Neenah Paper, Inc.	518,300	5,079
		8,333
TOTAL MATERIALS		413,486
TELECOMMUNICATION SERVICES - 3.6%
Diversified Telecommunication Services - 0.8%
Level 3 Communications, Inc. (a)	2,000,000	2,460
PAETEC Holding Corp. (a)	2,980,233	8,762
Qwest Communications International, Inc.	4,637,500	17,901
tw telecom, inc. (a)	332,497	3,292
		32,415
Wireless Telecommunication Services - 2.8%
Centennial Communications Corp. Class A (a)	827,032	6,343
Crown Castle International Corp. (a)	1,478,020	42,478
Sprint Nextel Corp. (a)	5,692,987	22,772
Syniverse Holdings, Inc. (a)	2,244,438	39,345
		110,938
TOTAL TELECOMMUNICATION SERVICES		143,353
UTILITIES - 5.1%
Gas Utilities - 0.3%
ONEOK, Inc.	317,600	10,513
Independent Power Producers & Energy Traders - 4.8%
AES Corp.	10,901,923	139,436
Calpine Corp. (a)	1,995,200	25,698
Mirant Corp. (a)	714,500	12,904
NRG Energy, Inc. (a)	550,128	14,969
		193,007
TOTAL UTILITIES		203,520
TOTAL COMMON STOCKS (Cost $4,213,874)		3,524,534
Preferred Stocks - 0.3%
	Shares	Value (000s)
Convertible Preferred Stocks - 0.3%
ENERGY - 0.3%
Oil, Gas & Consumable Fuels - 0.3%
El Paso Corp. 4.99%	11,200	$ 9,833
Nonconvertible Preferred Stocks - 0.0%
FINANCIALS - 0.0%
Diversified Financial Services - 0.0%
Preferred Blocker, Inc. 7.00% (h)	944	430
TOTAL PREFERRED STOCKS (Cost $8,747)		10,263
Nonconvertible Bonds - 5.4%
	Principal Amount (000s)
CONSUMER DISCRETIONARY - 1.2%
Automobiles - 0.4%
General Motors Corp.:
6.75% 5/1/28 (d)	$ 3,075	423
7.125% 7/15/13 (d)	8,320	1,123
7.2% 1/15/11 (d)	22,980	3,217
8.25% 7/15/23 (d)	25,035	3,693
8.375% 7/15/33 (d)	39,290	5,992
8.8% 3/1/21 (d)	10,765	1,534
		15,982
Hotels, Restaurants & Leisure - 0.7%
MGM Mirage, Inc.:
5.875% 2/27/14	1,955	1,378
6.625% 7/15/15	3,020	2,129
6.75% 4/1/13	7,855	5,754
11.125% 11/15/17 (h)	6,530	7,101
13% 11/15/13 (h)	6,150	6,873
Station Casinos, Inc.:
6% 4/1/12 (d)	8,360	2,592
7.75% 8/15/16 (d)	9,380	2,861
		28,688
Media - 0.1%
Umbrella Acquisition, Inc. 10.5% 3/15/15 pay-in-kind (e)(h)	5,380	3,360
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (000s)
CONSUMER DISCRETIONARY - continued
Specialty Retail - 0.0%
Sonic Automotive, Inc. 8.625% 8/15/13	$ 2,545	$ 2,036
TOTAL CONSUMER DISCRETIONARY		50,066
CONSUMER STAPLES - 0.3%
Food Products - 0.3%
Smithfield Foods, Inc.:
7% 8/1/11	13,215	12,554
7.75% 7/1/17	805	606
		13,160
ENERGY - 0.5%
Oil, Gas & Consumable Fuels - 0.5%
El Paso Energy Corp.:
7.75% 1/15/32	8,985	8,053
7.8% 8/1/31	1,960	1,666
Forest Oil Corp. 7.25% 6/15/19	11,165	10,607
Range Resources Corp. 7.25% 5/1/18	560	545
		20,871
FINANCIALS - 1.3%
Consumer Finance - 1.3%
GMAC LLC:
6% 12/15/11	1,455	1,310
6% 12/15/11 (h)	11,465	10,605
6.625% 5/15/12 (h)	7,825	7,121
7.5% 12/31/13 (h)	25,363	21,685
8% 12/31/18 (h)	13,924	10,652
		51,373
INDUSTRIALS - 0.2%
Airlines - 0.0%
Delta Air Lines, Inc. 8% 12/15/07 (a)(h)	4,145	41
Northwest Airlines, Inc. 9.875% 3/15/07 (a)	7,000	53
		94
Building Products - 0.0%
Owens Corning 7% 12/1/36	1,055	818
Commercial Services & Supplies - 0.1%
Cenveo Corp. 7.875% 12/1/13	2,680	1,916
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (000s)
INDUSTRIALS - continued
Road & Rail - 0.1%
Hertz Corp. 8.875% 1/1/14	$ 3,965	$ 3,816
TOTAL INDUSTRIALS		6,644
INFORMATION TECHNOLOGY - 0.2%
Semiconductors & Semiconductor Equipment - 0.2%
Freescale Semiconductor, Inc.:
8.875% 12/15/14	3,885	2,564
10.125% 12/15/16	2,730	1,420
NXP BV:
7.875% 10/15/14	4,362	2,923
10% 7/15/13 (h)	1,655	1,407
		8,314
MATERIALS - 0.2%
Chemicals - 0.2%
Chemtura Corp. 6.875% 6/1/16 (d)	5,550	4,523
Georgia Gulf Corp. 9.5% 10/15/14 (d)	3,519	2,252
		6,775
TELECOMMUNICATION SERVICES - 1.3%
Diversified Telecommunication Services - 0.5%
Sprint Capital Corp.:
6.875% 11/15/28	14,800	11,174
6.9% 5/1/19	10,410	9,252
		20,426
Wireless Telecommunication Services - 0.8%
Digicel Group Ltd. 8.875% 1/15/15 (h)	1,890	1,654
Nextel Communications, Inc. 7.375% 8/1/15	16,405	14,723
Sprint Nextel Corp. 6% 12/1/16	15,340	13,403
		29,780
TOTAL TELECOMMUNICATION SERVICES		50,206
UTILITIES - 0.2%
Independent Power Producers & Energy Traders - 0.2%
AES Corp. 7.75% 10/15/15	8,405	8,153
TOTAL NONCONVERTIBLE BONDS (Cost $172,298)		215,562
Floating Rate Loans - 2.1%
	Principal Amount (000s)	Value (000s)
CONSUMER DISCRETIONARY - 0.3%
Hotels, Restaurants & Leisure - 0.0%
Venetian Macau Ltd.:
Tranche B, term loan 2.85% 5/26/13 (i)	$ 1,416	$ 1,317
Tranche DD, term loan 2.85% 5/26/12 (i)	818	761
		2,078
Media - 0.3%
Univision Communications, Inc. Tranche 1LN, term loan 2.535% 9/29/14 (i)	13,885	11,212
TOTAL CONSUMER DISCRETIONARY		13,290
CONSUMER STAPLES - 0.2%
Personal Products - 0.2%
Revlon Consumer Products Corp. term loan 4.3931% 1/15/12 (i)	8,075	7,550
INDUSTRIALS - 0.4%
Airlines - 0.3%
Delta Air Lines, Inc. Tranche 2LN, term loan 3.5519% 4/30/14 (i)	17,296	11,588
Industrial Conglomerates - 0.1%
Sequa Corp. term loan 3.8441% 12/3/14 (i)	5,605	4,624
TOTAL INDUSTRIALS		16,212
INFORMATION TECHNOLOGY - 0.6%
Semiconductors & Semiconductor Equipment - 0.6%
Freescale Semiconductor, Inc. term loan:
2.0588% 12/1/13 (i)	22,715	16,752
12.5% 12/15/14	9,950	8,781
		25,533
MATERIALS - 0.3%
Chemicals - 0.3%
Georgia Gulf Corp. term loan 10% 10/3/13 (i)	5,919	5,505
Solutia, Inc. term loan 7.25% 2/28/14 (i)	4,367	4,279
		9,784
TELECOMMUNICATION SERVICES - 0.2%
Diversified Telecommunication Services - 0.2%
Level 3 Financing, Inc. term loan 2.6979% 3/13/14 (i)	10,000	8,550
Floating Rate Loans - continued
	Principal Amount (000s)	Value (000s)
UTILITIES - 0.1%
Electric Utilities - 0.1%
Texas Competitive Electric Holdings Co. LLC Tranche B2, term loan 3.8018% 10/10/14 (i)	$ 5,765	$ 4,425
TOTAL FLOATING RATE LOANS (Cost $71,714)		85,344
Money Market Funds - 5.6%
	Shares
Fidelity Cash Central Fund, 0.37% (b)	134,255,809	134,256
Fidelity Securities Lending Cash Central Fund, 0.22% (b)(c)	87,539,150	87,539
TOTAL MONEY MARKET FUNDS (Cost $221,795)		221,795
Other - 0.0%

Other - 0.0%
Delta Air Lines ALPA Claim (a) (Cost $519)	64,750,000	486
TOTAL INVESTMENT PORTFOLIO - 101.9% (Cost $4,688,947)		4,057,984
NET OTHER ASSETS - (1.9)%		(77,112)
NET ASSETS - 100%		$ 3,980,872
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Non-income producing - Issuer is in default.
(e) Security initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.
(f) Security or a portion of the security is on loan at period end.
(g) Affiliated company

(h) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $70,929,000 or 1.8% of net assets.

(i) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(j) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $2,456,000 or 0.1% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Ormet Corp.	2/27/07 - 4/4/07	$ 20,556
Phosphate Holdings, Inc.	1/25/08	$ 9,994
Viasystems Group, Inc.	2/13/04	$ 12,594
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 1,541
Fidelity Securities Lending Cash Central Fund	1,815
Total	$ 3,356
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliates (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
American Science & Engineering, Inc.	$ 28,830	$ -	$ 30,390	$ 178	$ -
Cenveo, Inc.	35,651	-	-	-	18,636
Exterran Holdings, Inc.	239,059	-	49,498	-	-
Forest Oil Corp.	274,548	-	32,904	-	-
General Maritime Corp.	76,757	-	37,291	4,176	-
Grey Wolf, Inc.	90,434	-	67,370	-	-
H.B. Fuller Co.	74,575	-	22,365	458	-
Affiliates (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Merix Corp.	$ 3,059	$ -	$ -	$ -	$ 2,766
OceanFreight, Inc.	14,375	-	-	342	-
ON Semiconductor Corp.	216,719	-	-	-	168,477
Overseas Shipholding Group, Inc.	158,169	-	23,608	2,993	-
Service Corp. International	167,531	-	-	2,801	110,637
Tenet Healthcare Corp.	132,911	9,444	-	-	103,351
Total	$ 1,512,618	$ 9,444	$ 263,426	$ 10,948	$ 403,867
Other Information

The following is a summary of the inputs used, as of July 31, 2009, involving the Fund's assets and liabilities carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 400,877	$ 400,877	$ -	$ -
Consumer Staples	58,323	58,323	-	-
Energy	589,739	579,906	9,833	-
Financials	472,749	472,319	430	-
Health Care	257,574	257,574	-	-
Industrials	586,181	585,628	-	553
Information Technology	408,995	407,594	-	1,401
Materials	413,486	413,486	-	-
Telecommunication Services	143,353	143,353	-	-
Utilities	203,520	203,520	-	-
Corporate Bonds	215,562	-	215,468	94
Floating Rate Loans	85,344	-	85,344	-
Money Market Funds	221,795	221,795	-	-
Other	486	-	-	486
Total Investments in Securities:	$ 4,057,984	$ 3,744,375	$ 311,075	$ 2,534
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
(Amounts in thousands)	Investments in Securities
Beginning Balance	$ 1,457
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	(12,864)
Cost of Purchases	-
Proceeds of Sales	(279)
Amortization/Accretion	-
Transfer in/out of Level 3	14,220
Ending Balance	$ 2,534
The change in unrealized gain (loss) attributable to Level 3 securities at July 31, 2009	$ (12,864)

The information used in the above reconciliation represents fiscal year to date activity for any Investment in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

The composition of credit quality ratings as a percentage of net assets is as follows (ratings are unaudited):
AAA,AA,A	0.0%
BBB	0.0%
BB	1.4%
B	3.1%
CCC,CC,C	2.5%
D	0.1%
Not Rated	0.4%
Equities	88.8%
Short-Term Investments and Net Other Assets	3.7%
100.0%

We have used ratings from Moody's® Investors Services, Inc. Where Moody's ratings are not available, we have used S&P® ratings. All ratings are as of the report date and do not reflect subsequent downgrades.

Income Tax Information
At July 31, 2009, the fund had a capital loss carryforward of approximately $297,190,000 all of which will expire on July 31, 2017.
The fund intends to elect to defer to its fiscal year ending July 31, 2010 approximately $858,385,000 of losses recognized during the period November 1, 2008 to July 31, 2009.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	July 31, 2009

Assets
Investment in securities, at value (including securities loaned of $83,453) - See accompanying schedule: Unaffiliated issuers (cost $4,015,508)	$ 3,432,322
Fidelity Central Funds (cost $221,795)	221,795
Other affiliated issuers (cost $451,644)	403,867
Total Investments (cost $4,688,947)		$ 4,057,984
Cash		31
Foreign currency held at value (cost $496)		511
Receivable for investments sold		1,770
Receivable for fund shares sold		10,276
Dividends receivable		720
Interest receivable		4,056
Distributions receivable from Fidelity Central Funds		95
Prepaid expenses		18
Other receivables		1
Total assets		4,075,462

Liabilities
Payable for fund shares redeemed	$ 4,176
Accrued management fee	1,867
Other affiliated payables	961
Other payables and accrued expenses	47
Collateral on securities loaned, at value	87,539
Total liabilities		94,590

Net Assets		$ 3,980,872
Net Assets consist of:
Paid in capital		$ 5,798,986
Undistributed net investment income		21,357
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,208,522)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(630,949)
Net Assets		$ 3,980,872

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	July 31, 2009

Leveraged Company Stock: Net Asset Value, offering price and redemption price per share ($3,713,521 ÷ 189,946 shares)	$ 19.55

Class K: Net Asset Value, offering price and redemption price per share ($267,351 ÷ 13,665 shares)	$ 19.56

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended July 31, 2009

Investment Income
Dividends (including $10,948 earned from other affiliated issuers)		$ 48,405
Interest		30,089
Income from Fidelity Central Funds		3,356
Total income		81,850

Expenses
Management fee	$ 23,913
Transfer agent fees	10,452
Accounting and security lending fees	1,024
Custodian fees and expenses	57
Independent trustees' compensation	27
Registration fees	110
Audit	68
Legal	28
Miscellaneous	61
Total expenses before reductions	35,740
Expense reductions	(45)	35,695
Net investment income (loss)		46,155
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(1,022,226)
Other affiliated issuers	(188,642)
Foreign currency transactions	(68)
Total net realized gain (loss)		(1,210,936)
Change in net unrealized appreciation (depreciation) on: Investment securities	(1,921,086)
Assets and liabilities in foreign currencies	14
Total change in net unrealized appreciation (depreciation)		(1,921,072)
Net gain (loss)		(3,132,008)
Net increase (decrease) in net assets resulting from operations		$ (3,085,853)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended July 31, 2009	Year ended July 31, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 46,155	$ 33,470
Net realized gain (loss)	(1,210,936)	151,060
Change in net unrealized appreciation (depreciation)	(1,921,072)	(527,187)
Net increase (decrease) in net assets resulting from operations	(3,085,853)	(342,657)
Distributions to shareholders from net investment income	(31,749)	(89,831)
Distributions to shareholders from net realized gain	(63,967)	(319,818)
Total distributions	(95,716)	(409,649)
Share transactions - net increase (decrease)	(872,099)	950,964
Redemption fees	2,433	3,350
Total increase (decrease) in net assets	(4,051,235)	202,008

Net Assets
Beginning of period	8,032,107	7,830,099
End of period (including undistributed net investment income of $21,357 and undistributed net investment income of $11,678, respectively)	$ 3,980,872	$ 8,032,107

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Leveraged Company Stock

Years ended July 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 31.09	$ 33.78	$ 28.07	$ 25.48	$ 20.18
Income from Investment Operations
Net investment income (loss) B	.21	.14	.44 E	.16	.24 F
Net realized and unrealized gain (loss)	(11.37)	(1.06)	6.78	3.04	6.21
Total from investment operations	(11.16)	(.92)	7.22	3.20	6.45
Distributions from net investment income	(.14)	(.39)	(.12)	(.21)	(.04)
Distributions from net realized gain	(.25)	(1.39)	(1.40)	(.41)	(1.12)
Total distributions	(.39)	(1.78)	(1.52)	(.62)	(1.16)
Redemption fees added to paid in capital B	.01	.01	.01	.01	.01
Net asset value, end of period	$ 19.55	$ 31.09	$ 33.78	$ 28.07	$ 25.48
Total Return A	(35.99)%	(2.76)%	27.08%	12.80%	33.93%
Ratios to Average Net Assets C, G
Expenses before reductions	.92%	.83%	.83%	.86%	.87%
Expenses net of fee waivers, if any	.92%	.83%	.83%	.86%	.87%
Expenses net of all reductions	.92%	.83%	.83%	.85%	.84%
Net investment income (loss)	1.17%	.44%	1.43% E	.60%	1.04% F
Supplemental Data
Net assets, end of period (in millions)	$ 3,714	$ 8,032	$ 7,830	$ 4,174	$ 3,328
Portfolio turnover rate D	34%	30%	20%	23%	16%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.26 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .59%.

F Investment income per share reflects an in-kind dividend received in a corporate reorganization which amounted to $.10 per share. Excluding this dividend, the ratio of net investment income (loss) to average net assets would have been .61%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Years ended July 31,

2009

2008 G

Selected Per-Share Data
Net asset value, beginning of period	$ 31.11	$ 34.10
Income from Investment Operations
Net investment income (loss) D	.21	.05
Net realized and unrealized gain (loss)	(11.35)	(3.04)
Total from investment operations	(11.14)	(2.99)
Distributions from net investment income	(.17)	-
Distributions from net realized gain	(.25)	-
Total distributions	(.42)	-
Redemption fees added to paid in capital D	.01	- I
Net asset value, end of period	$ 19.56	$ 31.11
Total Return B, C	(35.86)%	(8.77)%
Ratios to Average Net Assets E, H
Expenses before reductions	.71%	.70% A
Expenses net of fee waivers, if any	.71%	.70% A
Expenses net of all reductions	.71%	.70% A
Net investment income (loss)	1.39%	.58% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 267,351	$ 91
Portfolio turnover rateF	34%	30%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period May 9, 2008 (commencement of sale of shares) to July 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2009
(Amounts in thousands except ratios)

1. Organization.

Fidelity Leveraged Company Stock Fund (the Fund) is a fund of Fidelity Securities Fund (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Leveraged Company Stock and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. After the commencement of Class K, the Fund began offering conversion privileges between Leveraged Company Stock and Class K to eligible shareholders of Leveraged Company Stock. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after period end through the date that the financial statements were issued, September 28, 2009, have

Annual Report

3. Significant Accounting Policies - continued

been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are classified into three levels. Level 1 includes readily available unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes observable inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. Level 3 includes unobservable inputs when market prices are not readily available or reliable. Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy. The aggregate value by input level, as of July 31, 2009, for the Fund's investments, as well as a reconciliation of assets and liabilities for which significant unobservable inputs (Level 3) were used in determining value, is included at the end of the Fund's Schedule of Investments. Valuation techniques of the Fund's major categories of assets and liabilities as presented in the Schedule of Investments are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, are valued based on quotations received from dealers who make markets in such securities or by independent pricing services. For corporate bonds and floating rate loans, pricing services generally utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Security Valuation - continued

net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Annual Report

3. Significant Accounting Policies - continued

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There are no unrecognized tax benefits in the accompanying financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, market discount, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 591,299
Unrealized depreciation	(1,269,895)
Net unrealized appreciation (depreciation)	$ (678,596)

Undistributed ordinary income	$ 16,056
Capital loss carryforward	$ (297,190)

Cost for federal income tax purposes	$ 4,736,580

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	July 31, 2009	July 31, 2008
Ordinary Income	$ 47,101	$ 113,320
Long-term Capital Gains	48,615	296,329
Total	$ 95,716	$ 409,649

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund may invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments, including revolving credit facilities, that obligate the Fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,363,934 and $2,252,718, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .35% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .61% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Leveraged Company Stock. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Leveraged Company Stock	$ 10,345.28
Class K	107.06
	$ 10,452

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $78 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $17 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $1,815.

9. Expense Reductions.

FMR voluntarily agreed to reimburse a portion of Leveraged Company Stock's operating expenses. During the period, this reimbursement reduced the class' expenses by $14.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $19 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $2. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Leveraged Company Stock	$ 10

Annual Report

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2009	2008
From net investment income
Leveraged Company Stock	$ 30,127	$ 89,831
Class K	1,622	-
Total	$ 31,749	$ 89,831
From net realized gain
Leveraged Company Stock	$ 63,966	$ 319,818
Class K	1	-
Total	$ 63,967	$ 319,818

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2009	2008A	2009	2008A
Leveraged Company Stock
Shares sold	52,607	100,393	$ 972,232	$ 3,279,172
Conversion to Class K	(12,957)	-	(289,406)	-
Reinvestment of distributions	3,995	12,305	89,681	391,353
Shares redeemed	(112,023)	(86,186)	(1,955,126)	(2,719,661)
Net increase (decrease)	(68,378)	26,512	$ (1,182,619)	$ 950,864
Class K
Shares sold	6,741	3	$ 105,087	$ 100
Conversion from Leveraged Company Stock	12,954	-	289,406	-
Reinvestment of distributions	118	-	1,623	-
Shares redeemed	(6,151)	-	(85,596)	-
Net increase (decrease)	13,662	3	$ 310,520	$ 100

A Share transactions for Class K are for the period May 9, 2008 (commencement of sale of shares) to July 31, 2008.

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and the Shareholders of Fidelity Leveraged Company Stock Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Leveraged Company Stock Fund (a fund of Fidelity Securities Fund) at July 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Leveraged Company Stock Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Boston, Massachusetts

September 28, 2009

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for Mr. Edward C. Johnson 3d and Mr. James C. Curvey, each of the Trustees oversees 220 funds advised by FMR or an affiliate. Mr. Johnson oversees 262 funds advised by FMR or an affiliate. Mr. Curvey oversees 392 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (79)

Year of Election or Appointment: 1984

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (74)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (61)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (55)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (65)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (64)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (65)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (70)

Year of Election or Appointment: 2002

Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (60)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (58)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (65)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (39)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2009-present) and is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Bruce T. Herring (43)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Group Chief Investments Officer of FMR. Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (44)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as a portfolio manager.

Scott C. Goebel (41)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (40)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Vice President and Associate General Counsel of FMR LLC (2005-present), and is an employee of Fidelity Investments.

Holly C. Laurent (55)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (50)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (62)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (47)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian also serves as Chief Financial Officer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments. Previously, Mr. Christian served as Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009) and as Vice President of Business Analysis (2003-2004).

Bryan A. Mehrmann (48)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (41)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

John R. Hebble (51)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Paul M. Murphy (62)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments. Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (50)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions (Unaudited)

Class K designates 90% of the dividends distributed in September, and 65% and 81% of the dividends distributed in December during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders

Class K designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2010 of amounts for use in preparing 2009 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Leveraged Company Stock Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2009 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. In response to last year's financial crisis, FMR took a number of actions intended to cut costs and improve efficiency without weakening the investment teams or resources. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure and broaden the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) contractually agreeing to reduce the management fee on Fidelity U.S. Bond Index Fund; and (iv) expanding Class A and Class T load waiver categories to increase rollover retention opportunities and create consistent policies across the classes.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for Fidelity Leveraged Company Stock (retail class), as well as the fund's relative investment performance for Fidelity Leveraged Company Stock (retail class) measured against (i) a broad-based securities market index, and (ii) a custom peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2008, the cumulative total returns of Fidelity Leveraged Company Stock (retail class) of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a custom peer group of mutual funds defined by FMR based on categories assigned by Morningstar, Inc. (Class K of the fund had less than one year of performance as of December 31, 2008.) The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below each chart corresponds to the percentile box and represents the percentage of funds in the peer group whose performance was equal to or lower than that of Fidelity Leveraged Company Stock (retail class) of the fund. The fund's custom peer group, defined by FMR, is a peer group that FMR believes provides a more meaningful performance comparison than the peer group assigned by Morningstar, Inc., which assigns mutual funds to categories based on their investment styles as measured by their underlying portfolio holdings.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Leveraged Company Stock Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Fidelity Leveraged Company Stock (retail class) of the fund was in the fourth quartile for the one- and three-year periods and the second quartile for the five-year period. The Board also stated that the investment performance of Fidelity Leveraged Company Stock (retail class) compared favorably to its benchmark for the three- and five-year periods, although the fund's one-year cumulative total return was lower than its benchmark. The Board discussed with FMR actions that have been taken by FMR to improve the fund's more recent disappointing performance relative to its peer group. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board reviewed the year-to-date performance of Fidelity Leveraged Company Stock (retail class) through May 31, 2009 and stated that it exceeded the fund's benchmark.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in 2008, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 17% means that 83% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Fidelity Leveraged Company Stock Fund

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2008.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each class ranked below its competitive median for the period.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board created an Ad Hoc Committee (the "Committee") to analyze economies of scale. The Committee was formed to consider whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board concluded, considering the findings of the Committee, that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's compensation structure for portfolio managers and key personnel, including performance benchmarks used by Fidelity in evaluating incentive compensation for portfolio managers and research analysts; (iv) the structure and process of equity research and actions taken by FMR to improve the quality of research; (v) the selection of and compensation paid by FMR to fund sub-advisers; (vi) Fidelity's fee structures and rationale for recommending different fees among categories of funds; (vii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; (viii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; and (ix) explanations for the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your workplace benefits (including your workplace savings plan, investments, and additional services) via your telephone or PC. You can access your plan and account information and research your investments 24 hours a day.

By Phone

Fidelity provides a single toll-free number to access plan information, account balances, positions, and quotes*. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)
Fidelity Workplace
Investing
1-800-835-5092

By PC

Fidelity's web site on the Internet provides a wide range of information, including plan information, daily financial news, fund performance, interactive planning tools, and news about Fidelity products and services.

(computer_graphic)
Fidelity's Web Site
www.401k.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)
For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)
For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Adviser

FMR Co., Inc.

Fidelity Research & Analysis Company

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

Fidelity Investments Japan Limited

FIL International Investment Advisors

FIL International Investment Advisors (U.K.) Ltd.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional

Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

LSF-K-UANN-0909
1.863381.100

Fidelity®

OTC

Portfolio

Annual Report

July 31, 2009
(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

We've seen a welcome uptick in the global equity markets this spring and summer, as signs of stabilization in some economic indicators have brought many investors back into the marketplace. But there remain other key measures - notably high unemployment and slack consumer spending - that suggest the road back to economic health could still be a bumpy ride. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,
/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2009	Past 1 year	Past 5 years	Past 10 years
OTC	-13.28%	5.19%	0.21%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in OTC, a class of the fund, on July 31, 1999. The chart shows how the value of your investment would have changed, and also shows how the Nasdaq Composite® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stocks - battered by the effects of a global credit crisis for most of the year - were aided by early signs of a healing economy during the final months of the year ending July 31, 2009. For roughly half of the 12-month period, equities were in free fall, as a succession of large financial institutions around the world either collapsed or were forced into mergers or government conservatorship, and harried investors relinquished riskier assets in a massive flight to quality. By March, however, as unprecedented government interventions around the world took root, signs of a potential recovery began to emerge: corporate profits, though still weak, began to stabilize and valuations started to return to normal trading ranges. Against this improving backdrop, major equity indexes posted significant gains in March and April, which carried through to the end of the period. For the year overall, the Standard & Poor's 500SM Index declined 19.96%, while the Dow Jones U.S. Total Stock Market IndexSM - the broadest overall gauge of domestic equities - was down 19.95%. Meanwhile, the blue-chip-laden Dow Jones Industrial AverageSM fell 16.62% and the technology-heavy Nasdaq Composite® Index posted a 14.03% loss.

Comments from Sonu Kalra, who managed Fidelity® OTC Portfolio during most of the period covered by this report: During the past year, the fund's Retail Class shares returned -13.28%, topping the Nasdaq Composite Index. Versus the index, favorable stock selection in information technology lifted performance the most. Stock picking in financials and in consumer discretionary helped as well. Smartphone maker Palm was the fund's top contributor. Strong demand for the company's newest phone aided the stock. Hard-disk drive maker Seagate Technology was a successful restructuring story. Out-of-index holdings Goldman Sachs and Morgan Stanley, the two major survivors in the investment banking space, both rebounded strongly later in the period. In the case of computer maker Dell, I underweighted that index component when it suffered its worst decline. Conversely, unrewarding stock and sector selection in energy and industrials hurt, as did overweighting the weak-performing materials sector. Fertilizer producer Mosaic, an out-of-index position that I sold, was our largest relative detractor, beset by declining fertilizer usage. Canada-based Research In Motion suffered from intensifying competition for its BlackBerry smartphones. Underweighting two strong-performing index components - software giants Microsoft and Oracle - also worked against us.

Note to shareholders: Gavin Baker became Portfolio Manager of Fidelity OTC Portfolio on July 1, 2009.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2009 to July 31, 2009).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio	Beginning Account Value February 1, 2009	Ending Account Value July 31, 2009	Expenses Paid During Period* February 1, 2009 to July 31, 2009
OTC	1.24%
Actual		$ 1,000.00	$ 1,415.10	$ 7.43
HypotheticalA		$ 1,000.00	$ 1,018.65	$ 6.21
Class K	1.01%
Actual		$ 1,000.00	$ 1,416.60	$ 6.05
HypotheticalA		$ 1,000.00	$ 1,019.79	$ 5.06

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Microsoft Corp.	7.4	5.3
Apple, Inc.	5.6	4.3
Google, Inc. Class A	4.5	6.2
QUALCOMM, Inc.	2.9	4.5
Amgen, Inc.	2.8	2.9
Cisco Systems, Inc.	2.7	4.2
Intel Corp.	2.0	0.4
Dell, Inc.	1.9	0.3
Teva Pharmaceutical Industries Ltd. sponsored ADR	1.8	1.4
Amazon.com, Inc.	1.7	1.5
	33.3
Top Five Market Sectors as of July 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	52.1	48.3
Health Care	17.2	23.3
Consumer Discretionary	12.5	10.8
Financials	6.8	5.9
Industrials	4.1	5.3
Asset Allocation (% of fund's net assets)
As of July 31, 2009 *		As of January 31, 2009 **
	Stocks 99.0%		Stocks 99.9%
	Short-Term Investments and Net Other Assets 1.0%		Short-Term Investments and Net Other Assets 0.1%
* Foreign investments	10.8%	** Foreign investments	9.2%

Annual Report

Investments July 31, 2009

Showing Percentage of Net Assets

Common Stocks - 99.0%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 12.5%
Auto Components - 0.4%
BorgWarner, Inc.	267,400	$ 8,875
Federal-Mogul Corp. Class A (a)	957,500	13,529
		22,404
Diversified Consumer Services - 0.6%
Brinks Home Security Holdings, Inc. (a)	270,293	8,060
Coinstar, Inc. (a)	264,600	8,793
Strayer Education, Inc. (d)	69,500	14,760
		31,613
Hotels, Restaurants & Leisure - 1.8%
Ameristar Casinos, Inc.	704,800	13,173
Marriott International, Inc. Class A	392	8
P.F. Chang's China Bistro, Inc. (a)(d)	356,100	12,075
Papa John's International, Inc. (a)	230,000	5,844
Penn National Gaming, Inc. (a)	119,281	3,782
Starbucks Corp. (a)	1,999,700	35,395
Starwood Hotels & Resorts Worldwide, Inc.	272,700	6,438
The Cheesecake Factory, Inc. (a)	286,100	5,542
Wyndham Worldwide Corp.	626,200	8,735
		90,992
Household Durables - 1.9%
Harman International Industries, Inc.	397,500	9,810
Lennar Corp. Class A	231,900	2,746
Mohawk Industries, Inc. (a)	583,800	30,112
Newell Rubbermaid, Inc.	2,059,800	26,510
Pulte Homes, Inc.	809,500	9,204
Whirlpool Corp.	362,200	20,678
		99,060
Internet & Catalog Retail - 1.7%
Amazon.com, Inc. (a)	999,600	85,726
Media - 3.4%
CKX, Inc. (a)	126,830	913
Comcast Corp. Class A	2,329,100	34,610
DISH Network Corp. Class A (a)	918,000	15,560
DreamWorks Animation SKG, Inc. Class A (a)	164,507	5,184
News Corp. Class A	827,700	8,550
The DIRECTV Group, Inc. (a)(d)	3,084,900	79,899
Virgin Media, Inc.	3,039,300	31,761
		176,477
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Specialty Retail - 1.7%
Citi Trends, Inc. (a)	644,637	$ 18,823
Collective Brands, Inc. (a)	173,200	2,757
Office Depot, Inc. (a)	543,300	2,472
Pacific Sunwear of California, Inc. (a)	1,848,713	6,138
Staples, Inc.	1,858,200	39,059
Urban Outfitters, Inc. (a)	774,900	18,629
		87,878
Textiles, Apparel & Luxury Goods - 1.0%
American Apparel, Inc. (a)	2,196,300	8,434
Iconix Brand Group, Inc. (a)	540,700	9,473
Lululemon Athletica, Inc. (a)(d)	1,259,873	22,325
Polo Ralph Lauren Corp. Class A	166,600	10,504
		50,736
TOTAL CONSUMER DISCRETIONARY		644,886
CONSUMER STAPLES - 1.3%
Beverages - 0.1%
Cott Corp. (a)	827,100	4,591
Food & Staples Retailing - 1.0%
Costco Wholesale Corp.	1,043,300	51,643
Diedrich Coffee, Inc. (a)(d)	64,479	1,533
		53,176
Household Products - 0.2%
Energizer Holdings, Inc. (a)	129,100	8,270
Personal Products - 0.0%
Bare Escentuals, Inc. (a)	68,600	608
TOTAL CONSUMER STAPLES		66,645
ENERGY - 1.0%
Energy Equipment & Services - 0.3%
ENSCO International, Inc.	94,700	3,588
Hercules Offshore, Inc. (a)	703,700	3,336
Noble Corp.	105,400	3,569
Transocean Ltd. (a)	93,100	7,419
		17,912
Oil, Gas & Consumable Fuels - 0.7%
Carrizo Oil & Gas, Inc. (a)	24,500	466
Common Stocks - continued
	Shares	Value (000s)
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Chesapeake Energy Corp.	133,675	$ 2,866
CONSOL Energy, Inc.	74,400	2,643
Marathon Oil Corp.	68,100	2,196
Occidental Petroleum Corp.	97,600	6,963
Peabody Energy Corp.	147,300	4,877
Range Resources Corp.	49,000	2,274
Rosetta Resources, Inc. (a)	598,100	6,202
Southwestern Energy Co. (a)	135,400	5,610
		34,097
TOTAL ENERGY		52,009
FINANCIALS - 6.8%
Capital Markets - 2.2%
Charles Schwab Corp.	965,600	17,255
Deutsche Bank AG (NY Shares)	344,300	22,345
GLG Partners, Inc. (d)	2,599,200	10,475
Goldman Sachs Group, Inc.	148,100	24,185
Morgan Stanley	980,000	27,930
The Blackstone Group LP	884,400	9,958
		112,148
Commercial Banks - 1.6%
Associated Banc-Corp.	384,100	4,164
Boston Private Financial Holdings, Inc.	473,400	2,168
CapitalSource, Inc.	2,918,500	13,542
Fifth Third Bancorp	1,953,700	18,560
Huntington Bancshares, Inc.	2,402,400	9,826
PrivateBancorp, Inc.	466,500	11,583
Wells Fargo & Co.	973,300	23,807
		83,650
Consumer Finance - 0.2%
American Express Co.	399,500	11,318
Diversified Financial Services - 2.1%
Bank of America Corp.	2,853,000	42,196
CME Group, Inc.	103,400	28,831
Hong Kong Exchange & Clearing Ltd.	208,100	3,926
Indiabulls Financial Services Ltd.	1,044,600	4,364
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Diversified Financial Services - continued
JPMorgan Chase & Co.	657,600	$ 25,416
Moody's Corp.	132,100	3,136
		107,869
Insurance - 0.4%
Genworth Financial, Inc. Class A	1,000,000	6,900
Protective Life Corp.	284,700	4,256
XL Capital Ltd. Class A	537,000	7,561
		18,717
Real Estate Investment Trusts - 0.1%
DiamondRock Hospitality Co.	813,800	5,501
Real Estate Management & Development - 0.2%
Housing Development and Infrastructure Ltd.	899,210	5,207
Indiabulls Real Estate Ltd.	700,000	3,605
Unitech Ltd.	1,610,000	3,033
		11,845
TOTAL FINANCIALS		351,048
HEALTH CARE - 17.2%
Biotechnology - 10.8%
Alexion Pharmaceuticals, Inc. (a)	477,360	21,028
Alkermes, Inc. (a)	1,109,941	11,455
Alnylam Pharmaceuticals, Inc. (a)	574,300	13,364
Amgen, Inc. (a)	2,350,600	146,466
Amylin Pharmaceuticals, Inc. (a)	1,557,009	22,904
Celgene Corp. (a)	823,192	46,889
Cephalon, Inc. (a)	208,700	12,240
Cepheid, Inc. (a)	689,600	7,289
Dendreon Corp. (a)(d)	1,459,800	35,342
Genzyme Corp. (a)	335,200	17,394
Gilead Sciences, Inc. (a)	1,118,100	54,709
GTx, Inc. (a)(d)	544,100	5,724
Human Genome Sciences, Inc. (a)(d)	2,086,250	29,833
ImmunoGen, Inc. (a)	222,700	1,935
InterMune, Inc.	478,200	7,307
Isis Pharmaceuticals, Inc. (a)	1,548,049	28,298
Medivation, Inc. (a)	104,762	2,593
Myriad Genetics, Inc. (a)	115,278	3,161
Regeneron Pharmaceuticals, Inc. (a)	876,700	18,796
Rigel Pharmaceuticals, Inc. (a)	833,284	6,941
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Biotechnology - continued
Seattle Genetics, Inc. (a)	1,354,703	$ 16,324
Vertex Pharmaceuticals, Inc. (a)	1,343,388	48,375
		558,367
Health Care Equipment & Supplies - 1.3%
Abiomed, Inc. (a)	1,000,600	7,555
ev3, Inc. (a)	223,600	2,744
Intuitive Surgical, Inc. (a)(d)	88,300	20,072
NuVasive, Inc. (a)	207,100	8,572
Thoratec Corp. (a)	1,035,024	26,021
		64,964
Health Care Providers & Services - 1.2%
Express Scripts, Inc. (a)	880,610	61,678
Life Sciences Tools & Services - 1.5%
Exelixis, Inc. (a)	1,699,972	9,095
Illumina, Inc. (a)	882,392	31,890
Illumina, Inc.:
warrants 11/20/10 (a)(f)	354,776	3,951
warrants 1/19/11 (a)(f)	452,917	5,127
Life Technologies Corp. (a)	582,498	26,521
		76,584
Pharmaceuticals - 2.4%
Elan Corp. PLC sponsored ADR (a)	3,925,700	30,935
Teva Pharmaceutical Industries Ltd. sponsored ADR	1,764,873	94,138
		125,073
TOTAL HEALTH CARE		886,666
INDUSTRIALS - 4.1%
Aerospace & Defense - 0.1%
Precision Castparts Corp.	96,400	7,694
Air Freight & Logistics - 0.4%
Expeditors International of Washington, Inc.	597,300	20,266
Airlines - 0.1%
JetBlue Airways Corp. (a)	837,320	4,279
Building Products - 0.0%
AAON, Inc.	125,000	2,451
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Construction & Engineering - 0.2%
Foster Wheeler AG (a)	389,900	$ 9,007
MYR Group, Inc. (a)	150,130	2,705
		11,712
Electrical Equipment - 0.6%
Energy Conversion Devices, Inc. (a)(d)	281,300	4,006
First Solar, Inc. (a)(d)	150,000	23,159
Sunpower Corp. Class A (a)(d)	170,100	5,477
		32,642
Machinery - 1.4%
AGCO Corp. (a)	634,700	19,968
Altra Holdings, Inc. (a)	573,800	5,044
Navistar International Corp. (a)	203,789	8,058
PACCAR, Inc.	1,184,600	41,046
		74,116
Professional Services - 0.1%
Monster Worldwide, Inc. (a)	243,500	3,173
Road & Rail - 0.9%
CSX Corp.	298,600	11,980
Hertz Global Holdings, Inc. (a)(d)	1,015,000	9,582
Landstar System, Inc.	179,400	6,580
Ryder System, Inc.	301,000	10,574
Saia, Inc. (a)	300,000	5,418
		44,134
Trading Companies & Distributors - 0.3%
DXP Enterprises, Inc. (a)	312,715	3,171
Interline Brands, Inc. (a)	409,400	6,931
Rush Enterprises, Inc. Class A (a)	258,100	3,381
		13,483
TOTAL INDUSTRIALS		213,950
INFORMATION TECHNOLOGY - 52.1%
Communications Equipment - 11.1%
Aruba Networks, Inc. (a)	869,500	7,721
Blue Coat Systems, Inc. (a)	1,231,900	23,024
Cisco Systems, Inc. (a)	6,346,800	139,693
Palm, Inc. (a)(d)	4,555,159	71,653
QUALCOMM, Inc.	3,210,100	148,339
Research In Motion Ltd. (a)	1,063,366	80,816
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Communications Equipment - continued
Riverbed Technology, Inc. (a)	1,822,000	$ 36,458
Starent Networks Corp. (a)	2,451,100	58,777
Tellabs, Inc. (a)	804,300	4,665
		571,146
Computers & Peripherals - 9.8%
3PAR, Inc. (a)	2,133,471	20,460
Apple, Inc. (a)	1,768,500	288,955
Compellent Technologies, Inc. (a)(d)	791,484	12,577
Dell, Inc. (a)	7,177,956	96,041
SanDisk Corp. (a)	2,165,550	38,590
Seagate Technology	4,335,100	52,195
		508,818
Electronic Equipment & Components - 0.8%
BYD Co. Ltd. (H Shares) (a)	1,132,000	6,274
Flextronics International Ltd. (a)	5,069,900	26,972
Itron, Inc. (a)	121,800	6,354
		39,600
Internet Software & Services - 7.7%
Baidu.com, Inc. sponsored ADR (a)	93,100	32,412
Dice Holdings, Inc. (a)	702,300	3,301
eBay, Inc. (a)	3,415,900	72,588
Google, Inc. Class A (a)	525,440	232,796
NetEase.com, Inc. sponsored ADR (a)	472,200	20,805
SAVVIS, Inc.	395,900	5,745
Tencent Holdings Ltd.	548,800	7,407
Yahoo!, Inc. (a)	1,746,300	25,007
		400,061
IT Services - 0.9%
Cognizant Technology Solutions Corp. Class A (a)	904,245	26,757
CyberSource Corp. (a)	300,000	5,202
Visa, Inc. Class A	222,200	14,545
		46,504
Semiconductors & Semiconductor Equipment - 9.7%
Amkor Technology, Inc. (a)	1,753,200	10,975
Applied Materials, Inc.	2,549,351	35,181
Broadcom Corp. Class A (a)	1,215,100	34,302
Cavium Networks, Inc. (a)	298,000	5,623
Cypress Semiconductor Corp. (a)	863,950	9,175
Fairchild Semiconductor International, Inc. (a)	694,800	6,135
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
Infineon Technologies AG sponsored ADR (a)	8,347,120	$ 33,722
Intel Corp.	5,398,000	103,912
KLA-Tencor Corp.	1,202,500	38,336
Lam Research Corp. (a)	788,200	23,693
Marvell Technology Group Ltd. (a)	2,068,400	27,592
Mellanox Technologies Ltd. (a)	692,100	10,956
MEMC Electronic Materials, Inc. (a)	2,028,300	35,739
NVIDIA Corp. (a)	1,854,400	23,977
O2Micro International Ltd. sponsored ADR (a)	2,282,700	11,824
Silicon Laboratories, Inc. (a)	205,706	8,810
Skyworks Solutions, Inc. (a)	1,574,608	19,021
Standard Microsystems Corp. (a)	444,600	10,315
Varian Semiconductor Equipment Associates, Inc. (a)	996,000	31,912
Volterra Semiconductor Corp. (a)	1,227,900	20,371
		501,571
Software - 12.1%
Activision Blizzard, Inc. (a)	3,870,000	44,312
ArcSight, Inc. (a)	225,412	4,276
BMC Software, Inc. (a)	233,800	7,956
Citrix Systems, Inc. (a)	867,200	30,872
Concur Technologies, Inc. (a)	76,800	2,649
Electronic Arts, Inc. (a)	665,290	14,284
Gameloft (a)(e)	5,859,800	23,134
Mentor Graphics Corp. (a)	627,100	4,352
Microsoft Corp.	16,179,900	380,551
Oracle Corp.	2,597,000	57,472
Red Hat, Inc. (a)	230,900	5,271
SolarWinds, Inc.	221,750	4,435
Sourcefire, Inc. (a)	241,265	4,256
SuccessFactors, Inc. (a)	305,000	3,218
Take-Two Interactive Software, Inc.	1,700,990	16,193
TiVo, Inc. (a)	909,175	9,319
Ubisoft Entertainment SA (a)	693,104	11,839
		624,389
TOTAL INFORMATION TECHNOLOGY		2,692,089
MATERIALS - 1.5%
Chemicals - 0.9%
Celanese Corp. Class A	344,700	8,859
Common Stocks - continued
	Shares	Value (000s)
MATERIALS - continued
Chemicals - continued
Dow Chemical Co.	541,900	$ 11,472
Solutia, Inc. (a)	652,000	5,829
Terra Industries, Inc.	371,100	10,821
W.R. Grace & Co. (a)	461,300	7,671
		44,652
Construction Materials - 0.1%
Vulcan Materials Co.	124,400	5,907
Containers & Packaging - 0.1%
Temple-Inland, Inc.	401,000	6,280
Metals & Mining - 0.4%
ArcelorMittal SA (NY Shares) Class A	96,000	3,460
Freeport-McMoRan Copper & Gold, Inc.	79,400	4,788
Rio Tinto PLC sponsored ADR	3,200	536
Steel Dynamics, Inc.	666,800	10,909
		19,693
TOTAL MATERIALS		76,532
TELECOMMUNICATION SERVICES - 2.5%
Diversified Telecommunication Services - 1.3%
Cbeyond, Inc. (a)	819,536	11,490
Clearwire Corp. Class A (a)(d)	3,171,300	25,688
Global Crossing Ltd. (a)	2,231,000	24,251
Neutral Tandem, Inc. (a)	158,400	4,910
		66,339
Wireless Telecommunication Services - 1.2%
Leap Wireless International, Inc. (a)	926,000	22,178
Millicom International Cellular SA (a)	82,000	6,080
Sprint Nextel Corp. (a)	8,823,600	35,294
		63,552
TOTAL TELECOMMUNICATION SERVICES		129,891
TOTAL COMMON STOCKS (Cost $4,884,222)		5,113,716
Money Market Funds - 5.4%
	Shares	Value (000s)
Fidelity Cash Central Fund, 0.37% (b)	72,229,924	$ 72,230
Fidelity Securities Lending Cash Central Fund, 0.22% (b)(c)	208,879,225	208,879
TOTAL MONEY MARKET FUNDS (Cost $281,109)		281,109
Cash Equivalents - 0.1%
	Maturity Amount (000s)
Investments in repurchase agreements in a joint trading account at 0.19%, dated 7/31/09 due 8/3/09 (Collateralized by U.S. Treasury Obligations) # (Cost $2,503)	$ 2,503	2,503
TOTAL INVESTMENT PORTFOLIO - 104.5% (Cost $5,167,834)		5,397,328
NET OTHER ASSETS - (4.5)%		(231,552)
NET ASSETS - 100%		$ 5,165,776
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company

(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $9,078,000 or 0.2% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Illumina, Inc. warrants 11/20/10	11/21/05	$ -
Illumina, Inc. warrants 1/19/11	1/18/06	$ -
# Additional information on each counterparty to the repurchase agreement is as follows:
Repurchase Agreement / Counterparty	Value (000s)
$2,503,000 due 8/03/09 at 0.19%
BNP Paribas Securities Corp.	$ 1,213
Banc of America Securities LLC	447
Barclays Capital, Inc.	646
Deutsche Bank Securities, Inc.	197
$ 2,503
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 273
Fidelity Securities Lending Cash Central Fund	2,972
Total	$ 3,245
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
FreightCar America, Inc.	$ 24,187	$ -	$ 16,975	$ 38	$ -
Gameloft	-	22,720	-	-	23,134
Provogue (India) Ltd.	22,092	16	5,998	44	-
Total	$ 46,279	$ 22,736	$ 22,973	$ 82	$ 23,134
Other Information

The following is a summary of the inputs used, as of July 31, 2009, involving the Fund's assets and liabilities carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 644,886	$ 644,886	$ -	$ -
Consumer Staples	66,645	66,645	-	-
Energy	52,009	52,009	-	-
Financials	351,048	351,048	-	-
Health Care	886,666	877,588	9,078	-
Industrials	213,950	213,950	-	-
Information Technology	2,692,089	2,692,089	-	-
Materials	76,532	76,532	-	-
Telecommunication Services	129,891	129,891	-	-
Cash Equivalents	2,503	-	2,503	-
Money Market Funds	281,109	281,109	-	-
Total Investments in Securities:	$ 5,397,328	$ 5,385,747	$ 11,581	$ -
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	89.2%
Israel	2.0%
Canada	1.7%
China	1.2%
Cayman Islands	1.2%
Germany	1.0%
Bermuda	1.0%
Others (individually less than 1%)	2.7%
100.0%
Income Tax Information

At July 31, 2009, the fund had a capital loss carryforward of approximately $2,529,643,000 of which $878,595,000, $1,249,895,000 and $401,153,000 will expire on July 31, 2010, 2011 and 2017, respectively.

The fund intends to elect to defer to its fiscal year ending July 31, 2010 approximately $240,601,000 of losses recognized during the period November 1, 2008 to July 31, 2009.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	July 31, 2009

Assets
Investment in securities, at value (including securities loaned of $201,313 and repurchase agreements of $2,503) - See accompanying schedule: Unaffiliated issuers (cost $4,864,005)	$ 5,093,085
Fidelity Central Funds (cost $281,109)	281,109
Other affiliated issuers (cost $22,720)	23,134
Total Investments (cost $5,167,834)		$ 5,397,328
Cash		1
Receivable for investments sold		13,230
Receivable for fund shares sold		10,717
Dividends receivable		309
Distributions receivable from Fidelity Central Funds		115
Prepaid expenses		18
Other receivables		607
Total assets		5,422,325

Liabilities
Payable for investments purchased	$ 39,347
Payable for fund shares redeemed	3,479
Accrued management fee	3,629
Other affiliated payables	1,044
Other payables and accrued expenses	171
Collateral on securities loaned, at value	208,879
Total liabilities		256,549

Net Assets		$ 5,165,776
Net Assets consist of:
Paid in capital		$ 7,800,577
Accumulated net investment loss		(108)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(2,864,118)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		229,425
Net Assets		$ 5,165,776

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	July 31, 2009

OTC: Net Asset Value, offering price and redemption price per share ($4,677,093 ÷ 120,756 shares)	$ 38.73

Class K: Net Asset Value, offering price and redemption price per share ($488,683 ÷ 12,585 shares)	$ 38.83

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended July 31, 2009

Investment Income
Dividends (including $82 earned from other affiliated issuers)		$ 29,353
Interest		4
Income from Fidelity Central Funds (including $2,972 from security lending)		3,245
Total income		32,602

Expenses
Management fee Basic fee	$ 26,470
Performance adjustment	9,244
Transfer agent fees	11,049
Accounting and security lending fees	1,135
Custodian fees and expenses	152
Independent trustees' compensation	30
Depreciation in deferred trustee compensation account	(2)
Registration fees	134
Audit	88
Legal	29
Interest	22
Miscellaneous	(54)
Total expenses before reductions	48,297
Expense reductions	(90)	48,207
Net investment income (loss)		(15,605)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(654,329)
Redemption in-kind with affiliated entities	(11,026)
Other affiliated issuers	(13,714)
Investments not meeting investment restrictions	175
Foreign currency transactions	(612)
Total net realized gain (loss)		(679,506)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $389)	(298,322)
Assets and liabilities in foreign currencies	(52)
Total change in net unrealized appreciation (depreciation)		(298,374)
Net gain (loss)		(977,880)
Net increase (decrease) in net assets resulting from operations		$ (993,485)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended July 31, 2009	Year ended July 31, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (15,605)	$ (34,156)
Net realized gain (loss)	(679,506)	849,834
Change in net unrealized appreciation (depreciation)	(298,374)	(1,152,439)
Net increase (decrease) in net assets resulting from operations	(993,485)	(336,761)
Share transactions - net increase (decrease)	(711,460)	(1,570,431)
Total increase (decrease) in net assets	(1,704,945)	(1,907,192)

Net Assets
Beginning of period	6,870,721	8,777,913
End of period (including accumulated net investment loss of $108 and accumulated net investment loss of $170, respectively)	$ 5,165,776	$ 6,870,721

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - OTC

Years ended July 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 44.66	$ 47.09	$ 34.70	$ 35.99	$ 30.43
Income from Investment Operations
Net investment income (loss) B	(.12)	(.20)	(.19)	(.10) E	.37 F
Net realized and unrealized gain (loss)	(5.81)	(2.23)	12.58	(1.19)	5.60
Total from investment operations	(5.93)	(2.43)	12.39	(1.29)	5.97
Distributions from net investment income	-	-	-	-	(.41)
Net asset value, end of period	$ 38.73	$ 44.66	$ 47.09	$ 34.70	$ 35.99
Total Return A	(13.28)%	(5.16)%	35.71%	(3.58)%	19.70%
Ratios to Average Net Assets C, G
Expenses before reductions	1.13%	1.06%	.96%	.80%	.81%
Expenses net of fee waivers, if any	1.13%	1.06%	.96%	.80%	.81%
Expenses net of all reductions	1.13%	1.05%	.95%	.75%	.75%
Net investment income (loss)	(.37)%	(.42)%	(.45)%	(.26)% E	1.13% F
Supplemental Data
Net assets, end of period (in millions)	$ 4,677	$ 6,871	$ 8,778	$ 7,370	$ 8,063
Portfolio turnover rate D	151%	145%	121%	149%	117%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.03 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.34)%.

F Investment income per share reflects a special dividend which amounted to $.46 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.27)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Years ended July 31,

2009

2008 G

Selected Per-Share Data
Net asset value, beginning of period	$ 44.68	$ 47.79
Income from Investment Operations
Net investment income (loss) D	(.05)	(.05)
Net realized and unrealized gain (loss)	(5.80)	(3.06)
Total from investment operations	(5.85)	(3.11)
Net asset value, end of period	$ 38.83	$ 44.68
Total Return B, C	(13.09)%	(6.51)%
Ratios to Average Net Assets E, H
Expenses before reductions	.92%	.91% A
Expenses net of fee waivers, if any	.92%	.91% A
Expenses net of all reductions	.92%	.91% A
Net investment income (loss)	(.17)%	(.47)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 488,683	$ 93
Portfolio turnover rate F	151%	145%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period May 9, 2008 (commencement of sale of shares) to July 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2009

(Amounts in thousands except ratios)

1. Organization.

Fidelity OTC Portfolio (the Fund) is a non-diversified fund of Fidelity Securities Fund (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers OTC and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. After the commencement of Class K, the Fund began offering conversion privileges between OTC and Class K to eligible shareholders of OTC. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after period end through the date that the financial statements were issued, September 28, 2009, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Annual Report

3. Significant Accounting Policies - continued

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are classified into three levels. Level 1 includes readily available unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes observable inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. Level 3 includes unobservable inputs when market prices are not readily available or reliable. Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy. The aggregate value by input level, as of July 31, 2009, for the Fund's investments is included at the end of the Fund's Schedule of Investments. Valuation techniques of the Fund's major categories of assets and liabilities as presented in the Schedule of Investments are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Foreign Currency - continued

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until

Annual Report

3. Significant Accounting Policies - continued

Deferred Trustee Compensation - continued

distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There are no unrecognized tax benefits in the accompanying financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to partnerships, deferred trustees compensation, capital loss carryforwards, foreign currency transactions, certain foreign taxes, redemptions-in-kind and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 680,592
Unrealized depreciation	(545,042)
Net unrealized appreciation (depreciation)	$ 135,550

Capital loss carryforward	$ (2,529,643)

Cost for federal income tax purposes	$ 5,261,778

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $6,764,410 and $7,524,595, respectively.

OTC Portfolio realized a net gain of $175 on sales of investments which did not meet the investment restrictions of the Fund.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .35% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the retail class

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

of the Fund, OTC as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .83% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of OTC. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
OTC	$ 10,893.27
Class K	156.06
	$ 11,049

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $193 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 13,111	2.18%	$ 21

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

6. Fees and Other Transactions with Affiliates - continued

Redemption-in-Kind. On October 17, 2008, 11,638 fund shares held by affiliated entities were redeemed in kind for cash and securities with a value of $359,735. The realized loss of $11,026 on securities delivered through the in-kind redemption is included in the accompanying Statement of Operations and is not taxable to the Fund.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $19 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.

9. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period for which loans were

Annual Report

9. Bank Borrowings - continued

outstanding amounted to $6,641. The weighted average interest rate was 1.48%. The interest expense amounted to $1 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

10. Expense Reductions.

FMR voluntarily agreed to reimburse a portion of OTC's operating expenses. During the period, this reimbursement reduced the class' expenses by $16.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $41 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $4. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
OTC	$ 29

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2009	2008A	2009	2008A
OTC
Shares sold	30,393	36,635	$ 1,008,444	$ 1,795,997
Conversion to Class K	(11,534)	-	(344,688)	-
Shares redeemed	(51,952)	(69,178)	(1,755,471)	(3,366,528)
Net increase (decrease)	(33,093)	(32,543)	$ (1,091,715)	$ (1,570,531)
Class K
Shares sold	2,992	2	$ 95,604	$ 100
Conversion from OTC	11,521	-	344,688	-
Shares redeemed	(1,930)	-	(60,037)	-
Net increase (decrease)	12,583	2	$ 380,255	$ 100

A Share transactions for Class K are for the period May 9, 2008 (commencement of sale of shares) to July 31, 2008.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and Shareholders of Fidelity OTC Portfolio:

We have audited the accompanying statement of assets and liabilities of Fidelity OTC Portfolio (the Fund), a fund of Fidelity Securities Fund, including the schedule of investments, as of July 31, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2009, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity OTC Portfolio as of July 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

September 28, 2009

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for Edward C. Johnson 3d and James C. Curvey, each of the Trustees oversees 220 funds advised by FMR or an affiliate. Mr. Johnson oversees 262 funds advised by FMR or an affiliate. Mr. Curvey oversees 392 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (79)

Year of Election or Appointment: 1984

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (74)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006- present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (61)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (55)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (65)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (64)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007- present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (65)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-
present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (70)

Year of Election or Appointment: 2002

Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (60)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (58)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008- present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005- present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (65)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (39)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2009-present) and is an employee of Fidelity Investments (2004- present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Bruce T. Herring (43)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Group Chief Investments Officer of FMR. Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (44)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009- present). Previously, Mr. Hogan served as a portfolio manager.

Scott C. Goebel (41)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Officer of Fidelity Management & Research (Japan) Inc. (2008- present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (40)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Vice President and Associate General Counsel of FMR LLC (2005-present), and is an employee of Fidelity Investments.

Holly C. Laurent (55)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (50)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (62)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005- present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005- present).

Jeffrey S. Christian (47)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian also serves as Chief Financial Officer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments. Previously, Mr. Christian served as Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009) and as Vice President of Business Analysis (2003-2004).

Bryan A. Mehrmann (48)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (41)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

John R. Hebble (51)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Paul M. Murphy (62)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments. Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (50)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity OTC Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2009 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. In response to last year's financial crisis, FMR took a number of actions intended to cut costs and improve efficiency without weakening the investment teams or resources. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure and broaden the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) contractually agreeing to reduce the management fee on Fidelity U.S. Bond Index Fund; and (iv) expanding Class A and Class T load waiver categories to increase rollover retention opportunities and create consistent policies across the classes.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for Fidelity OTC (retail class), as well as the fund's relative investment performance for Fidelity OTC (retail class) measured against a broad-based securities market index over multiple periods. The Board noted that FMR does not believe that a meaningful peer group exists against which to compare the fund's performance. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2008, the cumulative total returns of Fidelity OTC (retail class) of the fund and the cumulative total returns of a broad-based securities market index ("benchmark"). (Class K of the fund had less than one year of performance as of December 31, 2008.)

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity OTC Portfolio

The Board stated that the investment performance of Fidelity OTC (retail class) of the fund compared favorably to its benchmark for the three- and five-year periods, although the fund's one-year cumulative total return was lower than its benchmark.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board reviewed the year-to-date performance of Fidelity OTC (retail class) through May 31, 2009 and stated that it exceeded the fund's benchmark.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in 2008, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 17% means that 83% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity OTC Portfolio

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2008. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each class ranked below its competitive median for the period.

Annual Report

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

In February 2009, the Board created an Ad Hoc Committee (the "Committee") to analyze economies of scale. The Committee was formed to consider whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Committee, that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's compensation structure for portfolio managers and key personnel, including performance benchmarks used by Fidelity in evaluating incentive compensation for portfolio managers and research analysts; (iv) the structure and process of equity research and actions taken by FMR to improve the quality of research; (v) the selection of and compensation paid by FMR to fund sub-advisers; (vi) Fidelity's fee structures and rationale for recommending different fees among categories of funds; (vii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; (viii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; and (ix) explanations for the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)
Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

For mutual fund and brokerage trading.

For quotes.*

For account balances and holdings.

To review orders and mutual
fund activity.

To change your PIN.

To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)
Fidelity's Web Site
www.fidelity.com

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Annual Report

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OTC-UANN-0909
1.789250.106

Fidelity®

OTC

Portfolio -
Class K

Annual Report

July 31, 2009
(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

We've seen a welcome uptick in the global equity markets this spring and summer, as signs of stabilization in some economic indicators have brought many investors back into the marketplace. But there remain other key measures - notably high unemployment and slack consumer spending - that suggest the road back to economic health could still be a bumpy ride. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,
/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2009	Past 1 year	Past 5 years	Past 10 years
Class K A	-13.09%	5.25%	0.23%

A The initial offering of Class K shares took place on May 9, 2008. Returns prior to May 9, 2008 are those of OTC, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® OTC Portfolio - Class K on July 31, 1999. The chart shows how the value of your investment would have changed, and also shows how the Nasdaq Composite® Index performed over the same period. The initial offering of Class K took place on May 9, 2008. See above for additional information regarding the performance of Class K.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stocks - battered by the effects of a global credit crisis for most of the year - were aided by early signs of a healing economy during the final months of the year ending July 31, 2009. For roughly half of the 12-month period, equities were in free fall, as a succession of large financial institutions around the world either collapsed or were forced into mergers or government conservatorship, and harried investors relinquished riskier assets in a massive flight to quality. By March, however, as unprecedented government interventions around the world took root, signs of a potential recovery began to emerge: corporate profits, though still weak, began to stabilize and valuations started to return to normal trading ranges. Against this improving backdrop, major equity indexes posted significant gains in March and April, which carried through to the end of the period. For the year overall, the Standard & Poor's 500SM Index declined 19.96%, while the Dow Jones U.S. Total Stock Market IndexSM - the broadest overall gauge of domestic equities - was down 19.95%. Meanwhile, the blue-chip-laden Dow Jones Industrial AverageSM fell 16.62% and the technology-heavy Nasdaq Composite® Index posted a 14.03% loss.

Comments from Sonu Kalra, who managed Fidelity® OTC Portfolio during most of the period covered by this report: During the past year, the fund's Class K shares returned -13.09%, topping the Nasdaq Composite Index. Versus the index, favorable stock selection in information technology lifted performance the most. Stock picking in financials and in consumer discretionary helped as well. Smartphone maker Palm was the fund's top contributor. Strong demand for the company's newest phone aided the stock. Hard-disk drive maker Seagate Technology was a successful restructuring story. Out-of-index holdings Goldman Sachs and Morgan Stanley, the two major survivors in the investment banking space, both rebounded strongly later in the period. In the case of computer maker Dell, I underweighted that index component when it suffered its worst decline. Conversely, unrewarding stock and sector selection in energy and industrials hurt, as did overweighting the weak-performing materials sector. Fertilizer producer Mosaic, an out-of-index position that I sold, was our largest relative detractor, beset by declining fertilizer usage. Canada-based Research In Motion suffered from intensifying competition for its BlackBerry smartphones. Underweighting two strong-performing index components - software giants Microsoft and Oracle - also worked against us.

Note to shareholders: Gavin Baker became Portfolio Manager of Fidelity OTC Portfolio on July 1, 2009.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2009 to July 31, 2009).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

	Annualized Expense Ratio	Beginning Account Value February 1, 2009	Ending Account Value July 31, 2009	Expenses Paid During Period* February 1, 2009 to July 31, 2009
OTC	1.24%
Actual		$ 1,000.00	$ 1,415.10	$ 7.43
HypotheticalA		$ 1,000.00	$ 1,018.65	$ 6.21
Class K	1.01%
Actual		$ 1,000.00	$ 1,416.60	$ 6.05
HypotheticalA		$ 1,000.00	$ 1,019.79	$ 5.06

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Microsoft Corp.	7.4	5.3
Apple, Inc.	5.6	4.3
Google, Inc. Class A	4.5	6.2
QUALCOMM, Inc.	2.9	4.5
Amgen, Inc.	2.8	2.9
Cisco Systems, Inc.	2.7	4.2
Intel Corp.	2.0	0.4
Dell, Inc.	1.9	0.3
Teva Pharmaceutical Industries Ltd. sponsored ADR	1.8	1.4
Amazon.com, Inc.	1.7	1.5
	33.3
Top Five Market Sectors as of July 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	52.1	48.3
Health Care	17.2	23.3
Consumer Discretionary	12.5	10.8
Financials	6.8	5.9
Industrials	4.1	5.3
Asset Allocation (% of fund's net assets)
As of July 31, 2009 *		As of January 31, 2009 **
	Stocks 99.0%		Stocks 99.9%
	Short-Term Investments and Net Other Assets 1.0%		Short-Term Investments and Net Other Assets 0.1%
* Foreign investments	10.8%	** Foreign investments	9.2%

Annual Report

Investments July 31, 2009

Showing Percentage of Net Assets

Common Stocks - 99.0%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 12.5%
Auto Components - 0.4%
BorgWarner, Inc.	267,400	$ 8,875
Federal-Mogul Corp. Class A (a)	957,500	13,529
		22,404
Diversified Consumer Services - 0.6%
Brinks Home Security Holdings, Inc. (a)	270,293	8,060
Coinstar, Inc. (a)	264,600	8,793
Strayer Education, Inc. (d)	69,500	14,760
		31,613
Hotels, Restaurants & Leisure - 1.8%
Ameristar Casinos, Inc.	704,800	13,173
Marriott International, Inc. Class A	392	8
P.F. Chang's China Bistro, Inc. (a)(d)	356,100	12,075
Papa John's International, Inc. (a)	230,000	5,844
Penn National Gaming, Inc. (a)	119,281	3,782
Starbucks Corp. (a)	1,999,700	35,395
Starwood Hotels & Resorts Worldwide, Inc.	272,700	6,438
The Cheesecake Factory, Inc. (a)	286,100	5,542
Wyndham Worldwide Corp.	626,200	8,735
		90,992
Household Durables - 1.9%
Harman International Industries, Inc.	397,500	9,810
Lennar Corp. Class A	231,900	2,746
Mohawk Industries, Inc. (a)	583,800	30,112
Newell Rubbermaid, Inc.	2,059,800	26,510
Pulte Homes, Inc.	809,500	9,204
Whirlpool Corp.	362,200	20,678
		99,060
Internet & Catalog Retail - 1.7%
Amazon.com, Inc. (a)	999,600	85,726
Media - 3.4%
CKX, Inc. (a)	126,830	913
Comcast Corp. Class A	2,329,100	34,610
DISH Network Corp. Class A (a)	918,000	15,560
DreamWorks Animation SKG, Inc. Class A (a)	164,507	5,184
News Corp. Class A	827,700	8,550
The DIRECTV Group, Inc. (a)(d)	3,084,900	79,899
Virgin Media, Inc.	3,039,300	31,761
		176,477
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Specialty Retail - 1.7%
Citi Trends, Inc. (a)	644,637	$ 18,823
Collective Brands, Inc. (a)	173,200	2,757
Office Depot, Inc. (a)	543,300	2,472
Pacific Sunwear of California, Inc. (a)	1,848,713	6,138
Staples, Inc.	1,858,200	39,059
Urban Outfitters, Inc. (a)	774,900	18,629
		87,878
Textiles, Apparel & Luxury Goods - 1.0%
American Apparel, Inc. (a)	2,196,300	8,434
Iconix Brand Group, Inc. (a)	540,700	9,473
Lululemon Athletica, Inc. (a)(d)	1,259,873	22,325
Polo Ralph Lauren Corp. Class A	166,600	10,504
		50,736
TOTAL CONSUMER DISCRETIONARY		644,886
CONSUMER STAPLES - 1.3%
Beverages - 0.1%
Cott Corp. (a)	827,100	4,591
Food & Staples Retailing - 1.0%
Costco Wholesale Corp.	1,043,300	51,643
Diedrich Coffee, Inc. (a)(d)	64,479	1,533
		53,176
Household Products - 0.2%
Energizer Holdings, Inc. (a)	129,100	8,270
Personal Products - 0.0%
Bare Escentuals, Inc. (a)	68,600	608
TOTAL CONSUMER STAPLES		66,645
ENERGY - 1.0%
Energy Equipment & Services - 0.3%
ENSCO International, Inc.	94,700	3,588
Hercules Offshore, Inc. (a)	703,700	3,336
Noble Corp.	105,400	3,569
Transocean Ltd. (a)	93,100	7,419
		17,912
Oil, Gas & Consumable Fuels - 0.7%
Carrizo Oil & Gas, Inc. (a)	24,500	466
Common Stocks - continued
	Shares	Value (000s)
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Chesapeake Energy Corp.	133,675	$ 2,866
CONSOL Energy, Inc.	74,400	2,643
Marathon Oil Corp.	68,100	2,196
Occidental Petroleum Corp.	97,600	6,963
Peabody Energy Corp.	147,300	4,877
Range Resources Corp.	49,000	2,274
Rosetta Resources, Inc. (a)	598,100	6,202
Southwestern Energy Co. (a)	135,400	5,610
		34,097
TOTAL ENERGY		52,009
FINANCIALS - 6.8%
Capital Markets - 2.2%
Charles Schwab Corp.	965,600	17,255
Deutsche Bank AG (NY Shares)	344,300	22,345
GLG Partners, Inc. (d)	2,599,200	10,475
Goldman Sachs Group, Inc.	148,100	24,185
Morgan Stanley	980,000	27,930
The Blackstone Group LP	884,400	9,958
		112,148
Commercial Banks - 1.6%
Associated Banc-Corp.	384,100	4,164
Boston Private Financial Holdings, Inc.	473,400	2,168
CapitalSource, Inc.	2,918,500	13,542
Fifth Third Bancorp	1,953,700	18,560
Huntington Bancshares, Inc.	2,402,400	9,826
PrivateBancorp, Inc.	466,500	11,583
Wells Fargo & Co.	973,300	23,807
		83,650
Consumer Finance - 0.2%
American Express Co.	399,500	11,318
Diversified Financial Services - 2.1%
Bank of America Corp.	2,853,000	42,196
CME Group, Inc.	103,400	28,831
Hong Kong Exchange & Clearing Ltd.	208,100	3,926
Indiabulls Financial Services Ltd.	1,044,600	4,364
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Diversified Financial Services - continued
JPMorgan Chase & Co.	657,600	$ 25,416
Moody's Corp.	132,100	3,136
		107,869
Insurance - 0.4%
Genworth Financial, Inc. Class A	1,000,000	6,900
Protective Life Corp.	284,700	4,256
XL Capital Ltd. Class A	537,000	7,561
		18,717
Real Estate Investment Trusts - 0.1%
DiamondRock Hospitality Co.	813,800	5,501
Real Estate Management & Development - 0.2%
Housing Development and Infrastructure Ltd.	899,210	5,207
Indiabulls Real Estate Ltd.	700,000	3,605
Unitech Ltd.	1,610,000	3,033
		11,845
TOTAL FINANCIALS		351,048
HEALTH CARE - 17.2%
Biotechnology - 10.8%
Alexion Pharmaceuticals, Inc. (a)	477,360	21,028
Alkermes, Inc. (a)	1,109,941	11,455
Alnylam Pharmaceuticals, Inc. (a)	574,300	13,364
Amgen, Inc. (a)	2,350,600	146,466
Amylin Pharmaceuticals, Inc. (a)	1,557,009	22,904
Celgene Corp. (a)	823,192	46,889
Cephalon, Inc. (a)	208,700	12,240
Cepheid, Inc. (a)	689,600	7,289
Dendreon Corp. (a)(d)	1,459,800	35,342
Genzyme Corp. (a)	335,200	17,394
Gilead Sciences, Inc. (a)	1,118,100	54,709
GTx, Inc. (a)(d)	544,100	5,724
Human Genome Sciences, Inc. (a)(d)	2,086,250	29,833
ImmunoGen, Inc. (a)	222,700	1,935
InterMune, Inc.	478,200	7,307
Isis Pharmaceuticals, Inc. (a)	1,548,049	28,298
Medivation, Inc. (a)	104,762	2,593
Myriad Genetics, Inc. (a)	115,278	3,161
Regeneron Pharmaceuticals, Inc. (a)	876,700	18,796
Rigel Pharmaceuticals, Inc. (a)	833,284	6,941
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Biotechnology - continued
Seattle Genetics, Inc. (a)	1,354,703	$ 16,324
Vertex Pharmaceuticals, Inc. (a)	1,343,388	48,375
		558,367
Health Care Equipment & Supplies - 1.3%
Abiomed, Inc. (a)	1,000,600	7,555
ev3, Inc. (a)	223,600	2,744
Intuitive Surgical, Inc. (a)(d)	88,300	20,072
NuVasive, Inc. (a)	207,100	8,572
Thoratec Corp. (a)	1,035,024	26,021
		64,964
Health Care Providers & Services - 1.2%
Express Scripts, Inc. (a)	880,610	61,678
Life Sciences Tools & Services - 1.5%
Exelixis, Inc. (a)	1,699,972	9,095
Illumina, Inc. (a)	882,392	31,890
Illumina, Inc.:
warrants 11/20/10 (a)(f)	354,776	3,951
warrants 1/19/11 (a)(f)	452,917	5,127
Life Technologies Corp. (a)	582,498	26,521
		76,584
Pharmaceuticals - 2.4%
Elan Corp. PLC sponsored ADR (a)	3,925,700	30,935
Teva Pharmaceutical Industries Ltd. sponsored ADR	1,764,873	94,138
		125,073
TOTAL HEALTH CARE		886,666
INDUSTRIALS - 4.1%
Aerospace & Defense - 0.1%
Precision Castparts Corp.	96,400	7,694
Air Freight & Logistics - 0.4%
Expeditors International of Washington, Inc.	597,300	20,266
Airlines - 0.1%
JetBlue Airways Corp. (a)	837,320	4,279
Building Products - 0.0%
AAON, Inc.	125,000	2,451
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Construction & Engineering - 0.2%
Foster Wheeler AG (a)	389,900	$ 9,007
MYR Group, Inc. (a)	150,130	2,705
		11,712
Electrical Equipment - 0.6%
Energy Conversion Devices, Inc. (a)(d)	281,300	4,006
First Solar, Inc. (a)(d)	150,000	23,159
Sunpower Corp. Class A (a)(d)	170,100	5,477
		32,642
Machinery - 1.4%
AGCO Corp. (a)	634,700	19,968
Altra Holdings, Inc. (a)	573,800	5,044
Navistar International Corp. (a)	203,789	8,058
PACCAR, Inc.	1,184,600	41,046
		74,116
Professional Services - 0.1%
Monster Worldwide, Inc. (a)	243,500	3,173
Road & Rail - 0.9%
CSX Corp.	298,600	11,980
Hertz Global Holdings, Inc. (a)(d)	1,015,000	9,582
Landstar System, Inc.	179,400	6,580
Ryder System, Inc.	301,000	10,574
Saia, Inc. (a)	300,000	5,418
		44,134
Trading Companies & Distributors - 0.3%
DXP Enterprises, Inc. (a)	312,715	3,171
Interline Brands, Inc. (a)	409,400	6,931
Rush Enterprises, Inc. Class A (a)	258,100	3,381
		13,483
TOTAL INDUSTRIALS		213,950
INFORMATION TECHNOLOGY - 52.1%
Communications Equipment - 11.1%
Aruba Networks, Inc. (a)	869,500	7,721
Blue Coat Systems, Inc. (a)	1,231,900	23,024
Cisco Systems, Inc. (a)	6,346,800	139,693
Palm, Inc. (a)(d)	4,555,159	71,653
QUALCOMM, Inc.	3,210,100	148,339
Research In Motion Ltd. (a)	1,063,366	80,816
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Communications Equipment - continued
Riverbed Technology, Inc. (a)	1,822,000	$ 36,458
Starent Networks Corp. (a)	2,451,100	58,777
Tellabs, Inc. (a)	804,300	4,665
		571,146
Computers & Peripherals - 9.8%
3PAR, Inc. (a)	2,133,471	20,460
Apple, Inc. (a)	1,768,500	288,955
Compellent Technologies, Inc. (a)(d)	791,484	12,577
Dell, Inc. (a)	7,177,956	96,041
SanDisk Corp. (a)	2,165,550	38,590
Seagate Technology	4,335,100	52,195
		508,818
Electronic Equipment & Components - 0.8%
BYD Co. Ltd. (H Shares) (a)	1,132,000	6,274
Flextronics International Ltd. (a)	5,069,900	26,972
Itron, Inc. (a)	121,800	6,354
		39,600
Internet Software & Services - 7.7%
Baidu.com, Inc. sponsored ADR (a)	93,100	32,412
Dice Holdings, Inc. (a)	702,300	3,301
eBay, Inc. (a)	3,415,900	72,588
Google, Inc. Class A (a)	525,440	232,796
NetEase.com, Inc. sponsored ADR (a)	472,200	20,805
SAVVIS, Inc.	395,900	5,745
Tencent Holdings Ltd.	548,800	7,407
Yahoo!, Inc. (a)	1,746,300	25,007
		400,061
IT Services - 0.9%
Cognizant Technology Solutions Corp. Class A (a)	904,245	26,757
CyberSource Corp. (a)	300,000	5,202
Visa, Inc. Class A	222,200	14,545
		46,504
Semiconductors & Semiconductor Equipment - 9.7%
Amkor Technology, Inc. (a)	1,753,200	10,975
Applied Materials, Inc.	2,549,351	35,181
Broadcom Corp. Class A (a)	1,215,100	34,302
Cavium Networks, Inc. (a)	298,000	5,623
Cypress Semiconductor Corp. (a)	863,950	9,175
Fairchild Semiconductor International, Inc. (a)	694,800	6,135
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
Infineon Technologies AG sponsored ADR (a)	8,347,120	$ 33,722
Intel Corp.	5,398,000	103,912
KLA-Tencor Corp.	1,202,500	38,336
Lam Research Corp. (a)	788,200	23,693
Marvell Technology Group Ltd. (a)	2,068,400	27,592
Mellanox Technologies Ltd. (a)	692,100	10,956
MEMC Electronic Materials, Inc. (a)	2,028,300	35,739
NVIDIA Corp. (a)	1,854,400	23,977
O2Micro International Ltd. sponsored ADR (a)	2,282,700	11,824
Silicon Laboratories, Inc. (a)	205,706	8,810
Skyworks Solutions, Inc. (a)	1,574,608	19,021
Standard Microsystems Corp. (a)	444,600	10,315
Varian Semiconductor Equipment Associates, Inc. (a)	996,000	31,912
Volterra Semiconductor Corp. (a)	1,227,900	20,371
		501,571
Software - 12.1%
Activision Blizzard, Inc. (a)	3,870,000	44,312
ArcSight, Inc. (a)	225,412	4,276
BMC Software, Inc. (a)	233,800	7,956
Citrix Systems, Inc. (a)	867,200	30,872
Concur Technologies, Inc. (a)	76,800	2,649
Electronic Arts, Inc. (a)	665,290	14,284
Gameloft (a)(e)	5,859,800	23,134
Mentor Graphics Corp. (a)	627,100	4,352
Microsoft Corp.	16,179,900	380,551
Oracle Corp.	2,597,000	57,472
Red Hat, Inc. (a)	230,900	5,271
SolarWinds, Inc.	221,750	4,435
Sourcefire, Inc. (a)	241,265	4,256
SuccessFactors, Inc. (a)	305,000	3,218
Take-Two Interactive Software, Inc.	1,700,990	16,193
TiVo, Inc. (a)	909,175	9,319
Ubisoft Entertainment SA (a)	693,104	11,839
		624,389
TOTAL INFORMATION TECHNOLOGY		2,692,089
MATERIALS - 1.5%
Chemicals - 0.9%
Celanese Corp. Class A	344,700	8,859
Common Stocks - continued
	Shares	Value (000s)
MATERIALS - continued
Chemicals - continued
Dow Chemical Co.	541,900	$ 11,472
Solutia, Inc. (a)	652,000	5,829
Terra Industries, Inc.	371,100	10,821
W.R. Grace & Co. (a)	461,300	7,671
		44,652
Construction Materials - 0.1%
Vulcan Materials Co.	124,400	5,907
Containers & Packaging - 0.1%
Temple-Inland, Inc.	401,000	6,280
Metals & Mining - 0.4%
ArcelorMittal SA (NY Shares) Class A	96,000	3,460
Freeport-McMoRan Copper & Gold, Inc.	79,400	4,788
Rio Tinto PLC sponsored ADR	3,200	536
Steel Dynamics, Inc.	666,800	10,909
		19,693
TOTAL MATERIALS		76,532
TELECOMMUNICATION SERVICES - 2.5%
Diversified Telecommunication Services - 1.3%
Cbeyond, Inc. (a)	819,536	11,490
Clearwire Corp. Class A (a)(d)	3,171,300	25,688
Global Crossing Ltd. (a)	2,231,000	24,251
Neutral Tandem, Inc. (a)	158,400	4,910
		66,339
Wireless Telecommunication Services - 1.2%
Leap Wireless International, Inc. (a)	926,000	22,178
Millicom International Cellular SA (a)	82,000	6,080
Sprint Nextel Corp. (a)	8,823,600	35,294
		63,552
TOTAL TELECOMMUNICATION SERVICES		129,891
TOTAL COMMON STOCKS (Cost $4,884,222)		5,113,716
Money Market Funds - 5.4%
	Shares	Value (000s)
Fidelity Cash Central Fund, 0.37% (b)	72,229,924	$ 72,230
Fidelity Securities Lending Cash Central Fund, 0.22% (b)(c)	208,879,225	208,879
TOTAL MONEY MARKET FUNDS (Cost $281,109)		281,109
Cash Equivalents - 0.1%
	Maturity Amount (000s)
Investments in repurchase agreements in a joint trading account at 0.19%, dated 7/31/09 due 8/3/09 (Collateralized by U.S. Treasury Obligations) # (Cost $2,503)	$ 2,503	2,503
TOTAL INVESTMENT PORTFOLIO - 104.5% (Cost $5,167,834)		5,397,328
NET OTHER ASSETS - (4.5)%		(231,552)
NET ASSETS - 100%		$ 5,165,776
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company

(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $9,078,000 or 0.2% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Illumina, Inc. warrants 11/20/10	11/21/05	$ -
Illumina, Inc. warrants 1/19/11	1/18/06	$ -
# Additional information on each counterparty to the repurchase agreement is as follows:
Repurchase Agreement / Counterparty	Value (000s)
$2,503,000 due 8/03/09 at 0.19%
BNP Paribas Securities Corp.	$ 1,213
Banc of America Securities LLC	447
Barclays Capital, Inc.	646
Deutsche Bank Securities, Inc.	197
$ 2,503
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 273
Fidelity Securities Lending Cash Central Fund	2,972
Total	$ 3,245
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
FreightCar America, Inc.	$ 24,187	$ -	$ 16,975	$ 38	$ -
Gameloft	-	22,720	-	-	23,134
Provogue (India) Ltd.	22,092	16	5,998	44	-
Total	$ 46,279	$ 22,736	$ 22,973	$ 82	$ 23,134
Other Information

The following is a summary of the inputs used, as of July 31, 2009, involving the Fund's assets and liabilities carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 644,886	$ 644,886	$ -	$ -
Consumer Staples	66,645	66,645	-	-
Energy	52,009	52,009	-	-
Financials	351,048	351,048	-	-
Health Care	886,666	877,588	9,078	-
Industrials	213,950	213,950	-	-
Information Technology	2,692,089	2,692,089	-	-
Materials	76,532	76,532	-	-
Telecommunication Services	129,891	129,891	-	-
Cash Equivalents	2,503	-	2,503	-
Money Market Funds	281,109	281,109	-	-
Total Investments in Securities:	$ 5,397,328	$ 5,385,747	$ 11,581	$ -
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	89.2%
Israel	2.0%
Canada	1.7%
China	1.2%
Cayman Islands	1.2%
Germany	1.0%
Bermuda	1.0%
Others (individually less than 1%)	2.7%
100.0%
Income Tax Information

At July 31, 2009, the fund had a capital loss carryforward of approximately $2,529,643,000 of which $878,595,000, $1,249,895,000 and $401,153,000 will expire on July 31, 2010, 2011 and 2017, respectively.

The fund intends to elect to defer to its fiscal year ending July 31, 2010 approximately $240,601,000 of losses recognized during the period November 1, 2008 to July 31, 2009.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	July 31, 2009

Assets
Investment in securities, at value (including securities loaned of $201,313 and repurchase agreements of $2,503) - See accompanying schedule: Unaffiliated issuers (cost $4,864,005)	$ 5,093,085
Fidelity Central Funds (cost $281,109)	281,109
Other affiliated issuers (cost $22,720)	23,134
Total Investments (cost $5,167,834)		$ 5,397,328
Cash		1
Receivable for investments sold		13,230
Receivable for fund shares sold		10,717
Dividends receivable		309
Distributions receivable from Fidelity Central Funds		115
Prepaid expenses		18
Other receivables		607
Total assets		5,422,325

Liabilities
Payable for investments purchased	$ 39,347
Payable for fund shares redeemed	3,479
Accrued management fee	3,629
Other affiliated payables	1,044
Other payables and accrued expenses	171
Collateral on securities loaned, at value	208,879
Total liabilities		256,549

Net Assets		$ 5,165,776
Net Assets consist of:
Paid in capital		$ 7,800,577
Accumulated net investment loss		(108)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(2,864,118)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		229,425
Net Assets		$ 5,165,776

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	July 31, 2009

OTC: Net Asset Value, offering price and redemption price per share ($4,677,093 ÷ 120,756 shares)	$ 38.73

Class K: Net Asset Value, offering price and redemption price per share ($488,683 ÷ 12,585 shares)	$ 38.83

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended July 31, 2009

Investment Income
Dividends (including $82 earned from other affiliated issuers)		$ 29,353
Interest		4
Income from Fidelity Central Funds (including $2,972 from security lending)		3,245
Total income		32,602

Expenses
Management fee Basic fee	$ 26,470
Performance adjustment	9,244
Transfer agent fees	11,049
Accounting and security lending fees	1,135
Custodian fees and expenses	152
Independent trustees' compensation	30
Depreciation in deferred trustee compensation account	(2)
Registration fees	134
Audit	88
Legal	29
Interest	22
Miscellaneous	(54)
Total expenses before reductions	48,297
Expense reductions	(90)	48,207
Net investment income (loss)		(15,605)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(654,329)
Redemption in-kind with affiliated entities	(11,026)
Other affiliated issuers	(13,714)
Investments not meeting investment restrictions	175
Foreign currency transactions	(612)
Total net realized gain (loss)		(679,506)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $389)	(298,322)
Assets and liabilities in foreign currencies	(52)
Total change in net unrealized appreciation (depreciation)		(298,374)
Net gain (loss)		(977,880)
Net increase (decrease) in net assets resulting from operations		$ (993,485)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended July 31, 2009	Year ended July 31, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (15,605)	$ (34,156)
Net realized gain (loss)	(679,506)	849,834
Change in net unrealized appreciation (depreciation)	(298,374)	(1,152,439)
Net increase (decrease) in net assets resulting from operations	(993,485)	(336,761)
Share transactions - net increase (decrease)	(711,460)	(1,570,431)
Total increase (decrease) in net assets	(1,704,945)	(1,907,192)

Net Assets
Beginning of period	6,870,721	8,777,913
End of period (including accumulated net investment loss of $108 and accumulated net investment loss of $170, respectively)	$ 5,165,776	$ 6,870,721

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - OTC

Years ended July 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 44.66	$ 47.09	$ 34.70	$ 35.99	$ 30.43
Income from Investment Operations
Net investment income (loss) B	(.12)	(.20)	(.19)	(.10) E	.37 F
Net realized and unrealized gain (loss)	(5.81)	(2.23)	12.58	(1.19)	5.60
Total from investment operations	(5.93)	(2.43)	12.39	(1.29)	5.97
Distributions from net investment income	-	-	-	-	(.41)
Net asset value, end of period	$ 38.73	$ 44.66	$ 47.09	$ 34.70	$ 35.99
Total Return A	(13.28)%	(5.16)%	35.71%	(3.58)%	19.70%
Ratios to Average Net Assets C, G
Expenses before reductions	1.13%	1.06%	.96%	.80%	.81%
Expenses net of fee waivers, if any	1.13%	1.06%	.96%	.80%	.81%
Expenses net of all reductions	1.13%	1.05%	.95%	.75%	.75%
Net investment income (loss)	(.37)%	(.42)%	(.45)%	(.26)% E	1.13% F
Supplemental Data
Net assets, end of period (in millions)	$ 4,677	$ 6,871	$ 8,778	$ 7,370	$ 8,063
Portfolio turnover rate D	151%	145%	121%	149%	117%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.03 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.34)%.

F Investment income per share reflects a special dividend which amounted to $.46 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.27)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Years ended July 31,

2009

2008 G

Selected Per-Share Data
Net asset value, beginning of period	$ 44.68	$ 47.79
Income from Investment Operations
Net investment income (loss) D	(.05)	(.05)
Net realized and unrealized gain (loss)	(5.80)	(3.06)
Total from investment operations	(5.85)	(3.11)
Net asset value, end of period	$ 38.83	$ 44.68
Total Return B, C	(13.09)%	(6.51)%
Ratios to Average Net Assets E, H
Expenses before reductions	.92%	.91% A
Expenses net of fee waivers, if any	.92%	.91% A
Expenses net of all reductions	.92%	.91% A
Net investment income (loss)	(.17)%	(.47)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 488,683	$ 93
Portfolio turnover rate F	151%	145%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period May 9, 2008 (commencement of sale of shares) to July 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2009

(Amounts in thousands except ratios)

1. Organization.

Fidelity OTC Portfolio (the Fund) is a non-diversified fund of Fidelity Securities Fund (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers OTC and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. After the commencement of Class K, the Fund began offering conversion privileges between OTC and Class K to eligible shareholders of OTC. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after period end through the date that the financial statements were issued, September 28, 2009, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Annual Report

3. Significant Accounting Policies - continued

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are classified into three levels. Level 1 includes readily available unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes observable inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. Level 3 includes unobservable inputs when market prices are not readily available or reliable. Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy. The aggregate value by input level, as of July 31, 2009, for the Fund's investments is included at the end of the Fund's Schedule of Investments. Valuation techniques of the Fund's major categories of assets and liabilities as presented in the Schedule of Investments are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Foreign Currency - continued

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until

Annual Report

3. Significant Accounting Policies - continued

Deferred Trustee Compensation - continued

distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There are no unrecognized tax benefits in the accompanying financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to partnerships, deferred trustees compensation, capital loss carryforwards, foreign currency transactions, certain foreign taxes, redemptions-in-kind and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 680,592
Unrealized depreciation	(545,042)
Net unrealized appreciation (depreciation)	$ 135,550

Capital loss carryforward	$ (2,529,643)

Cost for federal income tax purposes	$ 5,261,778

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $6,764,410 and $7,524,595, respectively.

OTC Portfolio realized a net gain of $175 on sales of investments which did not meet the investment restrictions of the Fund.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .35% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the retail class

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

of the Fund, OTC as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .83% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of OTC. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
OTC	$ 10,893.27
Class K	156.06
	$ 11,049

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $193 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 13,111	2.18%	$ 21

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

6. Fees and Other Transactions with Affiliates - continued

Redemption-in-Kind. On October 17, 2008, 11,638 fund shares held by affiliated entities were redeemed in kind for cash and securities with a value of $359,735. The realized loss of $11,026 on securities delivered through the in-kind redemption is included in the accompanying Statement of Operations and is not taxable to the Fund.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $19 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.

9. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period for which loans were

Annual Report

9. Bank Borrowings - continued

outstanding amounted to $6,641. The weighted average interest rate was 1.48%. The interest expense amounted to $1 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

10. Expense Reductions.

FMR voluntarily agreed to reimburse a portion of OTC's operating expenses. During the period, this reimbursement reduced the class' expenses by $16.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $41 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $4. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
OTC	$ 29

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2009	2008A	2009	2008A
OTC
Shares sold	30,393	36,635	$ 1,008,444	$ 1,795,997
Conversion to Class K	(11,534)	-	(344,688)	-
Shares redeemed	(51,952)	(69,178)	(1,755,471)	(3,366,528)
Net increase (decrease)	(33,093)	(32,543)	$ (1,091,715)	$ (1,570,531)
Class K
Shares sold	2,992	2	$ 95,604	$ 100
Conversion from OTC	11,521	-	344,688	-
Shares redeemed	(1,930)	-	(60,037)	-
Net increase (decrease)	12,583	2	$ 380,255	$ 100

A Share transactions for Class K are for the period May 9, 2008 (commencement of sale of shares) to July 31, 2008.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and Shareholders of Fidelity OTC Portfolio:

We have audited the accompanying statement of assets and liabilities of Fidelity OTC Portfolio (the Fund), a fund of Fidelity Securities Fund, including the schedule of investments, as of July 31, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2009, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity OTC Portfolio as of July 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

September 28, 2009

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for Edward C. Johnson 3d and James C. Curvey, each of the Trustees oversees 220 funds advised by FMR or an affiliate. Mr. Johnson oversees 262 funds advised by FMR or an affiliate. Mr. Curvey oversees 392 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (79)

Year of Election or Appointment: 1984

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (74)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006- present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (61)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (55)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (65)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (64)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007- present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (65)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008- present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (70)

Year of Election or Appointment: 2002

Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (60)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (58)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008- present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005- present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (65)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (39)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2009- present) and is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Bruce T. Herring (43)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Group Chief Investments Officer of FMR. Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (44)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009- present). Previously, Mr. Hogan served as a portfolio manager.

Scott C. Goebel (41)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Officer of Fidelity Management & Research (Japan) Inc. (2008- present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (40)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Vice President and Associate General Counsel of FMR LLC (2005-present), and is an employee of Fidelity Investments.

Holly C. Laurent (55)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (50)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (62)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005- present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005- present).

Jeffrey S. Christian (47)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian also serves as Chief Financial Officer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments. Previously, Mr. Christian served as Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009) and as Vice President of Business Analysis (2003-2004).

Bryan A. Mehrmann (48)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (41)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

John R. Hebble (51)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Paul M. Murphy (62)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments. Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (50)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity OTC Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2009 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. In response to last year's financial crisis, FMR took a number of actions intended to cut costs and improve efficiency without weakening the investment teams or resources. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure and broaden the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) contractually agreeing to reduce the management fee on Fidelity U.S. Bond Index Fund; and (iv) expanding Class A and Class T load waiver categories to increase rollover retention opportunities and create consistent policies across the classes.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for Fidelity OTC (retail class), as well as the fund's relative investment performance for Fidelity OTC (retail class) measured against a broad-based securities market index over multiple periods. The Board noted that FMR does not believe that a meaningful peer group exists against which to compare the fund's performance. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2008, the cumulative total returns of Fidelity OTC (retail class) of the fund and the cumulative total returns of a broad-based securities market index ("benchmark"). (Class K of the fund had less than one year of performance as of December 31, 2008.)

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity OTC Portfolio

The Board stated that the investment performance of Fidelity OTC (retail class) of the fund compared favorably to its benchmark for the three- and five-year periods, although the fund's one-year cumulative total return was lower than its benchmark.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board reviewed the year-to-date performance of Fidelity OTC (retail class) through May 31, 2009 and stated that it exceeded the fund's benchmark.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in 2008, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 17% means that 83% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity OTC Portfolio

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2008. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each class ranked below its competitive median for the period.

Annual Report

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

In February 2009, the Board created an Ad Hoc Committee (the "Committee") to analyze economies of scale. The Committee was formed to consider whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Committee, that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's compensation structure for portfolio managers and key personnel, including performance benchmarks used by Fidelity in evaluating incentive compensation for portfolio managers and research analysts; (iv) the structure and process of equity research and actions taken by FMR to improve the quality of research; (v) the selection of and compensation paid by FMR to fund sub-advisers; (vi) Fidelity's fee structures and rationale for recommending different fees among categories of funds; (vii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; (viii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; and (ix) explanations for the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your workplace benefits (including your workplace savings plan, investments, and additional services) via your telephone or PC. You can access your plan and account information and research your investments 24 hours a day.

By Phone

Fidelity provides a single toll-free number to access plan information, account balances, positions, and quotes*. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)
Fidelity Workplace
Investing
1-800-835-5092

By PC

Fidelity's web site on the Internet provides a wide range of information, including plan information, daily financial news, fund performance, interactive planning tools, and news about Fidelity products and services.

(computer_graphic)
Fidelity's Web Site
www.401k.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Research & Analysis Company

Fidelity Management & Research
(U.K.) Inc.

Fidelity Investments Japan Limited

FIL Investment Advisors

FIL Investment Advisors
(U.K.) Ltd.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

The Northern Trust Company
Chicago, IL

OTC-K-UANN-0909
1.863303.100

Fidelity®

Real Estate Income

Fund

Annual Report

July 31, 2009
(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

We've seen a welcome uptick in the global equity markets this spring and summer, as signs of stabilization in some economic indicators have brought many investors back into the marketplace. But there remain other key measures - notably high unemployment and slack consumer spending - that suggest the road back to economic health could still be a bumpy ride. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,
/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2009	Past 1 year	Past 5 years	Life of fund A
Fidelity Real Estate Income Fund	-6.92%	0.57%	3.60%

A From February 4, 2003.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Real Estate Income Fund on February 4, 2003, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Standard and Poor's 500SM Index (S&P 500®)performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market recap: The year ending July 31, 2009, was quite eventful for investors in real estate securities. In the fixed-income market, the period began with a steep decline and finished with a strong rally that lasted several months. Entering last fall, demand for bonds fell away, and credit spreads - indicating the amount of additional income investors receive in exchange for assuming credit risk - widened dramatically. The Merrill Lynch® U.S. Real Estate Corporate Bond Index - a market-capitalization-weighted index that measures the performance of investment-grade public debt of corporate issuers in the domestic real estate sector - gained 3.73%. In comparison, the Barclays Capital U.S. Aggregate Bond Index, a proxy for the broad U.S. investment-grade bond market, rose 7.85%. Conditions were similar but more severe in the U.S. real estate investment trust (REIT) equity market, with a sharp drop followed by a big recovery in a highly volatile environment for investors. Overall, REITs, as measured by the FTSE NAREIT All REIT Index (NAREIT index), finished down 36.37%, much worse than the 19.96% decline in the Standard & Poor's 500SM Index - a proxy for the overall stock market. As big as REITs' losses were as of period end, they reflected a significant improvement over their March lows.

Comments from Mark Snyderman, Portfolio Manager of Fidelity® Real Estate Income Fund: Despite a strong double-digit return year-to-date, the fund returned -6.92% for the 12 months ending July 31, 2009, trailing the -2.69% return of the Fidelity Real Estate Income Composite Index - a 40/40/20 blend of the Morgan Stanley® REIT Preferred Index, the Merrill Lynch U.S. Real Estate Corporate Bond Index and the NAREIT index, respectively. Commercial mortgage-backed securities (CMBS) were the biggest negatives. Credit spreads widened considerably on both investment-grade and lower-rated CMBS and did not narrow to the same extent when market conditions eventually improved. On the equity side, the fund lacked sufficient exposure to preferred stocks when the market rallied in the second half of the year. The fund's real estate common stocks turned in negative performance in absolute terms, although those I owned did much better than the average REIT. The biggest positive by far was my position in investment-grade real estate bonds. Security selection in this category was helpful, in large part because of my high level of exposure to strong-performing convertible bonds.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2009 to July 31, 2009).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio	Beginning Account Value February 1, 2009	Ending Account Value July 31, 2009	Expenses Paid During Period* February 1, 2009 to July 31, 2009
Actual	1.03%	$ 1,000.00	$ 1,243.90	$ 5.73
Hypothetical (5% return per year before expenses)		$ 1,000.00	$ 1,019.69	$ 5.16

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Five Stocks as of July 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
MFA Financial, Inc.	2.8	2.3
Annaly Capital Management, Inc.	1.4	1.5
Ventas, Inc.	1.4	1.4
MFA Financial, Inc. Series A, 8.50%	1.4	1.8
Anworth Mortgage Asset Corp. Series A, 8.625%	1.1	1.5
	8.1
Top 5 Bonds as of July 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
BRE Properties, Inc. 4.125% 8/15/26	1.5	1.0
Lexington Master Ltd. Partnership 5.45% 1/15/27	1.3	0.7
Banc of America Large Loan, Inc. Series 2005-MIB1 Class A2, 0.4981% 3/15/22	1.3	0.0
Alexandria Real Estate Equities, Inc. 3.7% 1/15/27	1.3	0.5
United Dominion Realty Trust, Inc. 3.625% 9/15/11	1.2	0.8
	6.6
Top Five REIT Sectors as of July 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
REITs - Health Care Facilities	12.6	15.4
REITs - Mortgage	10.0	9.3
REITs - Apartments	8.3	8.8
REITs - Shopping Centers	8.3	7.3
REITs - Office Buildings	5.9	4.9
Asset Allocation (% of fund's net assets)
As of July 31, 2009*		As of January 31, 2009**
	Common Stocks 20.5%		Common Stocks 15.6%
	Preferred Stocks 10.9%		Preferred Stocks 13.5%
	Bonds 42.8%		Bonds 52.4%
	Convertible Securities 17.9%		Convertible Securities 11.9%
	Other Investments 0.3%		Other Investments 1.1%
	Short-Term Investments and Net Other Assets 7.6%		Short-Term Investments and Net Other Assets 5.5%
* Foreign investments	3.5%	** Foreign investments	3.1%

Annual Report

Investments July 31, 2009

Showing Percentage of Net Assets

Common Stocks - 20.5%
	Shares	Value
CONSUMER DISCRETIONARY - 0.1%
Hotels, Restaurants & Leisure - 0.1%
Starwood Hotels & Resorts Worldwide, Inc.	27,500	$ 649,275
FINANCIALS - 19.5%
Real Estate Investment Trusts - 19.5%
Acadia Realty Trust (SBI)	297,749	4,079,161
Alexandria Real Estate Equities, Inc.	21,600	823,176
AMB Property Corp. (SBI)	215,500	4,269,055
American Campus Communities, Inc.	46,300	1,061,659
Annaly Capital Management, Inc.	393,350	6,627,948
Anworth Mortgage Asset Corp.	65,000	490,100
Apartment Investment & Management Co. Class A	108,441	1,017,177
AvalonBay Communities, Inc.	40,125	2,335,275
Brandywine Realty Trust (SBI)	219,000	1,791,420
Camden Property Trust (SBI)	16,400	483,964
CapLease, Inc.	113,000	342,390
CBL & Associates Properties, Inc.	288,400	1,713,096
Cypress Sharpridge Investments, Inc.	242,800	3,217,100
Cypress Sharpridge Investments, Inc. (e)	146,458	1,746,512
Cypress Sharpridge Investments, Inc. warrants 4/30/11 (a)(e)	40,000	42,392
DiamondRock Hospitality Co.	40,200	271,752
Duke Realty LP	328,683	3,119,202
Education Realty Trust, Inc.	121,900	591,215
Equity Lifestyle Properties, Inc.	98,030	4,084,910
Equity Residential (SBI)	83,800	2,011,200
Federal Realty Investment Trust (SBI)	13,300	758,765
Government Properties Income Trust	38,500	755,755
HCP, Inc.	31,280	805,773
Healthcare Realty Trust, Inc.	41,200	799,692
Highwoods Properties, Inc. (SBI)	112,000	2,868,320
Home Properties, Inc.	17,500	624,750
Inland Real Estate Corp.	183,500	1,354,230
Kimco Realty Corp.	80,000	787,200
LaSalle Hotel Properties (SBI)	24,700	368,277
Lexington Corporate Properties Trust	88,985	380,856
Liberty Property Trust (SBI)	32,000	888,640
MFA Financial, Inc.	1,735,981	12,846,253
National Retail Properties, Inc.	79,600	1,568,916
Nationwide Health Properties, Inc.	56,780	1,647,756
ProLogis Trust	246,266	2,164,678
Redwood Trust, Inc.	49,100	797,875
Regency Centers Corp.	156,900	5,033,352
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Real Estate Investment Trusts - continued
Simon Property Group, Inc.	41,568	$ 2,316,169
Sunstone Hotel Investors, Inc.	390,500	2,171,180
The Macerich Co.	103,756	2,040,881
UDR, Inc.	155,201	1,621,850
Ventas, Inc.	185,580	6,550,974
Vornado Realty Trust	18,498	943,768
		90,214,614
HEALTH CARE - 0.9%
Health Care Providers & Services - 0.9%
Brookdale Senior Living, Inc.	107,700	1,153,467
Capital Senior Living Corp. (a)	109,900	540,708
Emeritus Corp. (a)	145,600	1,696,240
Sun Healthcare Group, Inc. (a)	78,400	762,832
		4,153,247
TOTAL COMMON STOCKS (Cost $93,364,920)		95,017,136
Preferred Stocks - 11.4%

Convertible Preferred Stocks - 0.5%
FINANCIALS - 0.5%
Real Estate Investment Trusts - 0.5%
HRPT Properties Trust 6.50%	80,000	1,113,040
Lexington Corporate Properties Trust Series C 6.50%	7,800	175,422
Simon Property Group, Inc. 6.00%	20,600	1,015,168
		2,303,630
Nonconvertible Preferred Stocks - 10.9%
FINANCIALS - 10.9%
Diversified Financial Services - 0.3%
DRA CRT Acquisition Corp. Series A, 8.50%	25,000	235,000
Red Lion Hotels Capital Trust 9.50%	77,750	1,302,313
W2007 Grace Acquisition I, Inc. Series B, 8.75% (a)	35,300	10,943
		1,548,256
Real Estate Investment Trusts - 10.6%
Alexandria Real Estate Equities, Inc. Series C, 8.375%	67,000	1,541,000
American Home Mortgage Investment Corp.:
Series A, 9.375% (c)	120,300	120
Preferred Stocks - continued
	Shares	Value
Nonconvertible Preferred Stocks - continued
FINANCIALS - continued
Real Estate Investment Trusts - continued
American Home Mortgage Investment Corp.: - continued
Series B, 9.25% (c)	124,100	$ 12
Annaly Capital Management, Inc. Series A, 7.875%	144,900	3,395,007
Anworth Mortgage Asset Corp. Series A, 8.625%	219,327	5,066,454
Apartment Investment & Management Co.:
Series G, 9.375%	84,400	1,850,892
Series T, 8.00%	57,500	1,052,250
Cedar Shopping Centers, Inc. 8.875%	66,000	1,194,600
CenterPoint Properties Trust Series D, 5.377%	3,575	1,608,750
Colonial Properties Trust (depositary shares) Series D, 8.125%	39,000	714,870
Cousins Properties, Inc. Series A, 7.75%	71,700	1,296,336
Developers Diversified Realty Corp. (depositary shares) Series G, 8.00%	25,500	374,340
Digital Realty Trust, Inc. Series A, 8.50%	75,000	1,869,000
Duke Realty LP 8.375%	54,800	1,168,884
Eagle Hospitality Properties Trust, Inc. 8.25%	24,000	6,000
HomeBanc Mortgage Corp. Series A, 0.00% (a)	104,685	628
Hospitality Properties Trust:
Series B, 8.875%	68,275	1,444,016
Series C, 7.00%	58,500	1,012,050
Host Hotels & Resorts, Inc. Series E, 8.875%	38,800	855,152
HRPT Properties Trust Series B, 8.75%	23,961	466,041
Innkeepers USA Trust Series C, 8.00%	62,400	31,200
Kimco Realty Corp. Series G, 7.75%	77,300	1,687,459
LaSalle Hotel Properties:
Series B, 8.375%	21,800	421,830
Series E, 8.00%	42,750	780,615
Series G, 7.25%	21,960	369,806
LBA Realty Fund II:
Series A, 8.75% (a)	69,000	1,380,000
Series B, 7.625% (a)	31,240	249,920
Lexington Corporate Properties Trust Series B, 8.05%	29,000	403,100
Lexington Realty Trust 7.55%	23,800	321,538
LTC Properties, Inc. Series F, 8.00%	56,800	1,274,592
MFA Financial, Inc. Series A, 8.50%	275,900	6,513,999
Mid-America Apartment Communities, Inc. Series H, 8.30%	30,800	717,640
Newcastle Investment Corp.:
Series B, 9.75%	161,900	433,892
Series D, 8.375%	24,300	57,105
Preferred Stocks - continued
	Shares	Value
Nonconvertible Preferred Stocks - continued
FINANCIALS - continued
Real Estate Investment Trusts - continued
Omega Healthcare Investors, Inc. Series D, 8.375%	59,600	$ 1,370,800
ProLogis Trust Series C, 8.54%	6,446	245,335
PS Business Parks, Inc.:
(depositary shares) Series L, 7.60%	5,890	131,053
Series P, 6.70%	35,000	682,150
Public Storage:
(depositary shares)	104,800	2,569,696
Series K, 7.25%	2,918	70,178
Series L, 6.75%	1,900	41,534
Series N, 7.00%	4,200	95,760
Realty Income Corp. 6.75%	600	12,840
Regency Centers Corp. 7.25%	10,000	208,000
Saul Centers, Inc. 8.00%	93,700	2,014,550
Strategic Hotel & Resorts, Inc. 8.50% (e)	119,500	620,205
Sunstone Hotel Investors, Inc. Series A, 8.00%	20,000	320,000
Weingarten Realty Investors (SBI) Series F, 6.50%	56,230	1,011,578
		48,952,777
Thrifts & Mortgage Finance - 0.0%
MFH Financial Trust I 9.50% (a)(e)	22,660	67,980
TOTAL FINANCIALS		50,569,013
TOTAL PREFERRED STOCKS (Cost $85,178,232)		52,872,643
Corporate Bonds - 41.8%
		Principal Amount (d)
Convertible Bonds - 17.4%
FINANCIALS - 17.4%
Real Estate Investment Trusts - 15.1%
Acadia Realty Trust 3.75% 12/15/26		$ 5,600,000	5,072,312
Alexandria Real Estate Equities, Inc. 3.7% 1/15/27 (e)		6,895,000	5,991,066
BioMed Realty LP 4.5% 10/1/26 (e)		2,500,000	2,175,000
Boston Properties, Inc. 3.75% 5/15/36		600,000	562,860
Brandywine Operating Partnership LP 3.875% 10/15/26		1,000,000	902,500
BRE Properties, Inc. 4.125% 8/15/26		7,800,000	7,087,782
Corporate Bonds - continued
		Principal Amount (d)	Value
Convertible Bonds - continued
FINANCIALS - continued
Real Estate Investment Trusts - continued
CapLease, Inc. 7.5% 10/1/27 (e)		$ 4,180,000	$ 2,800,600
Corporate Office Properties LP 3.5% 9/15/26 (e)		1,380,000	1,264,356
Duke Realty LP 3.75% 12/1/11 (e)		2,650,000	2,418,125
Home Properties, Inc. 4.125% 11/1/26 (e)		2,100,000	1,919,610
Hospitality Properties Trust 3.8% 3/15/27		5,100,000	4,577,250
Inland Real Estate Corp. 4.625% 11/15/26		4,300,000	3,730,010
Lexington Master Ltd. Partnership 5.45% 1/15/27 (e)		6,800,000	6,128,500
MPT Operating Partnership LP 9.25% 4/1/13 (e)		1,000,000	878,200
National Retail Properties, Inc. 3.95% 9/15/26		2,000,000	1,986,516
ProLogis Trust 1.875% 11/15/37		2,450,000	1,923,299
SL Green Realty Corp. 3% 3/30/27 (e)		500,000	425,000
The Macerich Co. 3.25% 3/15/12 (e)		3,800,000	3,068,500
United Dominion Realty Trust, Inc. 3.625% 9/15/11		6,000,000	5,482,500
Ventas, Inc. 3.875% 11/15/11 (e)		4,565,000	4,602,753
Vornado Realty Trust 2.85% 4/1/27		3,490,000	3,148,224
Washington (REIT):
3.875% 9/15/26		1,600,000	1,508,000
3.875% 9/15/26		2,450,000	2,309,125
			69,962,088
Real Estate Management & Development - 2.3%
ERP Operating LP 3.85% 8/15/26		5,500,000	5,293,915
First Potomac Realty Investment LP 4% 12/15/11 (e)		1,600,000	1,318,000
Kilroy Realty LP 3.25% 4/15/12 (e)		4,730,000	3,949,550
			10,561,465
TOTAL FINANCIALS			80,523,553
Nonconvertible Bonds - 24.4%
CONSUMER DISCRETIONARY - 4.4%
Hotels, Restaurants & Leisure - 0.9%
Host Marriott LP 7% 8/15/12		2,000,000	1,985,000
Starwood Hotels & Resorts Worldwide, Inc. 6.25% 2/15/13		1,500,000	1,432,500
Times Square Hotel Trust 8.528% 8/1/26 (e)		868,695	743,603
			4,161,103
Household Durables - 3.5%
D.R. Horton, Inc. 5.375% 6/15/12		1,100,000	1,050,500
Corporate Bonds - continued
		Principal Amount (d)	Value
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Household Durables - continued
K. Hovnanian Enterprises, Inc. 7.75% 5/15/13		$ 4,000,000	$ 1,940,000
KB Home:
5.875% 1/15/15		2,000,000	1,780,000
6.25% 6/15/15		3,500,000	3,167,500
9.1% 9/15/17		1,000,000	1,010,000
Lennar Corp.:
5.5% 9/1/14		1,000,000	860,000
5.95% 10/17/11		1,000,000	960,000
M/I Homes, Inc. 6.875% 4/1/12		2,150,000	1,763,000
Meritage Homes Corp. 6.25% 3/15/15		2,500,000	2,043,750
Ryland Group, Inc. 8.4% 5/15/17		745,000	737,550
Stanley-Martin Communities LLC 9.75% 8/15/15		4,620,000	1,155,000
			16,467,300
TOTAL CONSUMER DISCRETIONARY			20,628,403
CONSUMER STAPLES - 0.3%
Food & Staples Retailing - 0.3%
Ahold Lease Series 2001 A1 pass thru trust certificates 7.82% 1/2/20		1,314,590	1,196,277
FINANCIALS - 18.8%
Real Estate Investment Trusts - 17.2%
AMB Property LP:
5.9% 8/15/13		400,000	366,310
6.3% 6/1/13		1,000,000	932,912
AvalonBay Communities, Inc.:
4.95% 3/15/13		1,000,000	967,429
5.5% 1/15/12		1,000,000	1,018,025
6.625% 9/15/11		894,000	929,747
Brandywine Operating Partnership LP:
4.5% 11/1/09		1,000,000	997,344
5.75% 4/1/12		1,000,000	913,364
Camden Property Trust 5% 6/15/15		1,100,000	997,808
Colonial Properties Trust 6.875% 8/15/12		1,000,000	940,833
Colonial Realty LP 6.05% 9/1/16		1,000,000	815,658
Commercial Net Lease Realty, Inc.:
6.15% 12/15/15		100,000	88,950
6.25% 6/15/14		500,000	459,124
Corporate Bonds - continued
		Principal Amount (d)	Value
Nonconvertible Bonds - continued
FINANCIALS - continued
Real Estate Investment Trusts - continued
Developers Diversified Realty Corp.:
4.625% 8/1/10		$ 900,000	$ 869,210
5% 5/3/10		1,000,000	965,640
5.375% 10/15/12		500,000	426,280
7.5% 7/15/18		200,000	141,401
Duke Realty LP:
5.25% 1/15/10		200,000	199,394
5.625% 8/15/11		560,000	537,482
6.25% 5/15/13		750,000	692,513
Federal Realty Investment Trust:
4.5% 2/15/11		1,500,000	1,427,060
5.65% 6/1/16		725,000	657,924
Health Care Property Investors, Inc.:
6% 3/1/15		500,000	455,622
6% 1/30/17		1,000,000	886,079
6.3% 9/15/16		4,500,000	4,096,490
Health Care REIT, Inc.:
6% 11/15/13		1,000,000	937,185
6.2% 6/1/16		750,000	659,316
8% 9/12/12		2,450,000	2,423,898
Healthcare Realty Trust, Inc. 8.125% 5/1/11		2,290,000	2,360,706
Highwoods/Forsyth LP 5.85% 3/15/17		2,800,000	2,284,464
HMB Capital Trust V 4.2294% 12/15/36 (c)(e)(f)		2,530,000	253
Hospitality Properties Trust:
5.625% 3/15/17		915,000	706,185
6.75% 2/15/13		610,000	568,238
Host Hotels & Resorts LP:
6.875% 11/1/14		500,000	460,000
9% 5/15/17 (e)		750,000	761,250
HRPT Properties Trust:
1.2244% 3/16/11 (f)		787,000	690,329
6.5% 1/15/13		200,000	184,398
iStar Financial, Inc. 5.95% 10/15/13		4,830,000	1,787,100
Kimco Realty Corp. 5.783% 3/15/16		450,000	389,147
Liberty Property LP:
5.125% 3/2/15		2,200,000	1,887,415
6.375% 8/15/12		2,679,000	2,585,744
Nationwide Health Properties, Inc.:
6% 5/20/15		2,522,000	2,190,289
Corporate Bonds - continued
		Principal Amount (d)	Value
Nonconvertible Bonds - continued
FINANCIALS - continued
Real Estate Investment Trusts - continued
Nationwide Health Properties, Inc.: - continued
6.25% 2/1/13		$ 1,000,000	$ 922,527
6.5% 7/15/11		2,000,000	1,939,034
8.25% 7/1/12		1,300,000	1,275,551
Omega Healthcare Investors, Inc. 7% 4/1/14		4,970,000	4,684,225
Pan Pacific Retail Properties, Inc. 5.95% 6/1/14		1,750,000	1,545,821
Rouse Co. 7.2% 9/15/12 (c)		3,920,000	2,900,800
Rouse Co. LP/TRC, Inc. 6.75% 5/1/13 (c)(e)		650,000	471,250
Senior Housing Properties Trust:
7.875% 4/15/15		355,000	328,375
8.625% 1/15/12		5,400,000	5,373,000
Shurgard Storage Centers, Inc.:
5.875% 3/15/13		1,000,000	1,005,534
7.75% 2/22/11		500,000	523,863
Simon Property Group LP:
5% 3/1/12		800,000	809,766
5.75% 5/1/12		500,000	509,945
6.1% 5/1/16		1,000,000	957,308
6.75% 5/15/14		1,200,000	1,241,285
UDR, Inc. 5.5% 4/1/14		500,000	471,598
United Dominion Realty Trust, Inc.:
5% 1/15/12		1,000,000	967,153
5.13% 1/15/14		500,000	466,043
6.05% 6/1/13		2,500,000	2,440,803
Ventas Realty LP:
6.5% 6/1/16		3,170,000	2,971,875
6.625% 10/15/14		3,160,000	3,049,400
7.125% 6/1/15		2,147,000	2,109,428
Weingarten Realty Invstors 5.263% 5/15/12		1,000,000	928,116
			79,551,216
Real Estate Management & Development - 1.3%
American Real Estate Partners/American Real Estate Finance Corp. 8.125% 6/1/12		1,190,000	1,130,500
CB Richard Ellis Services, Inc. 11.625% 6/15/17 (e)		1,000,000	1,020,000
ERP Operating LP 5.2% 4/1/13		1,000,000	992,405
Corporate Bonds - continued
		Principal Amount (d)	Value
Nonconvertible Bonds - continued
FINANCIALS - continued
Real Estate Management & Development - continued
Regency Centers LP:
5.25% 8/1/15		$ 3,009,000	$ 2,580,031
5.875% 6/15/17		400,000	346,249
			6,069,185
Thrifts & Mortgage Finance - 0.3%
Wrightwood Capital LLC 9% 6/1/14 (e)		4,000,000	1,600,000
TOTAL FINANCIALS			87,220,401
HEALTH CARE - 0.6%
Health Care Providers & Services - 0.6%
Skilled Healthcare Group, Inc. 11% 1/15/14		500,000	515,000
Sun Healthcare Group, Inc. 9.125% 4/15/15		2,150,000	2,160,750
			2,675,750
INDUSTRIALS - 0.3%
Construction & Engineering - 0.3%
Toys 'R' Us Property Co. I LLC 10.75% 7/15/17 (e)		1,500,000	1,552,500
TOTAL NONCONVERTIBLE BONDS			113,273,331
TOTAL CORPORATE BONDS (Cost $197,392,940)			193,796,884
Asset-Backed Securities - 3.9%

Ameriquest Mortgage Securities, Inc. pass-thru certificates Series 2004-R9 Class M9, 2.785% 10/25/34 (e)(f)		96,922	167
Anthracite CDO II Ltd. Series 2002-2A Class F, 7.6% 12/24/37 (e)		2,260,000	904,000
Anthracite CDO III Ltd./Anthracite CDO III Corp. Series 2004-1A Class A, 0.645% 3/23/19 (e)(f)		425,003	276,252
Brascan Real Estate CDO Ltd./Brascan Real Estate CDO Corp. Series 2004-1A Class A, 0.86% 1/20/40 (e)(f)		3,440,497	2,305,133
Capital Trust RE CDO Ltd. Series 2005-1A Class D, 1.7888% 3/20/50 (e)(f)		2,250,000	225,000
Capital Trust RE CDO Ltd./Capital Trust RE CDO Corp. Series 2005-3A Class A2, 5.16% 6/25/35 (e)		5,009,000	3,606,480
Asset-Backed Securities - continued
		Principal Amount (d)	Value
CapitalSource Real Estate Loan Trust Series 2006-1A Class A2A, 0.76% 1/20/37 (e)(f)		$ 1,329,412	$ 598,235
CapLease CDO Ltd. Series 2005-1A Class A, 4.926% 1/29/40 (e)		2,500,000	1,375,000
Conseco Finance Securitizations Corp. Series 2002-2 Class M2, 9.163% 3/1/33		500,000	290,865
Crest Clarendon Street Ltd./Crest Clarendon Corp. Series 2002-1A:
Class B1, 6.065% 12/28/35 (e)		1,570,000	667,250
Class B2, 1.9513% 12/28/35 (e)(f)		1,575,000	511,875
Class D, 9% 12/28/35 (e)		500,000	130,450
Crest Dartmouth Street Ltd./Crest Dartmouth Street Corp. Series 2003-1A Class D, 9% 6/28/38 (e)		850,000	212,500
Crown Castle Towers LLC/Crown Atlantic Holdings Sub LLC/Crown Communication, Inc. Series 2005-1 Class D, 5.612% 6/15/35 (e)		2,050,000	2,029,500
Fairfield Street Solar Corp. Series 2004-1A Class E1, 4.0288% 11/28/39 (e)(f)		550,000	22,000
Green Tree Financial Corp. Series 1996-4 Class M1, 7.75% 6/15/27		1,788,179	661,626
GSR Mortgage Loan Trust Series 2005-HE3 Class B3, 2.785% 6/25/35 (f)(h)		1,259,000	35,144
Guggenheim Structured Real Estate Funding Ltd./Guggenheim Structured Real Estate Funding LLC Series 2005-2A:
Class D, 1.835% 8/26/30 (e)(f)		735,000	73,500
Class E, 2.285% 8/26/30 (e)(f)		1,420,000	71,000
Lehman ABS Manufactured Housing Contract Trust Series 2001-B Class M2, 7.17% 3/15/28		1,500,000	164,305
Merit Securities Corp. Series 13 Class M1, 7.9882% 12/28/33		1,923,000	730,740
N-Star Real Estate CDO Ltd. Series 1A Class C1B, 7.696% 8/28/38 (e)		883,000	390,728
Prima Capital CDO Ltd./Prima Capital CDO Corp. Series 2005-1A Class A2, 4.646% 7/24/39 (e)		3,042,568	2,555,757
Taberna Preferred Funding III Ltd. Series 2005-3A Class D, 3.6663% 2/5/36 (e)(f)		3,264,415	32,644
Wachovia Ltd./Wachovia LLC Series 2006-1 Class 1ML, 6.7222% 9/25/26 (e)(f)		2,000,000	120,000
Wrightwood Capital Real Estate CDO Ltd. Series 2005-1A Class F, 2.7025% 11/21/40 (e)(f)		250,000	7,500
TOTAL ASSET-BACKED SECURITIES (Cost $35,245,458)			17,997,651
Collateralized Mortgage Obligations - 2.5%
		Principal Amount (d)	Value
Private Sponsor - 2.5%
Banc of America Large Loan, Inc. Series 2005-MIB1 Class A2, 0.4981% 3/15/22 (e)(f)		$ 8,060,000	$ 6,120,882
Countrywide Home Loans, Inc.:
Series 2002-38 Class B3, 5% 2/25/18 (e)		146,359	14,753
Series 2002-R2 Class 2B3, 5.4033% 7/25/33 (e)(f)		247,224	67,915
Series 2003-40 Class B3, 4.5% 10/25/18 (e)		196,615	26,799
Series 2003-R2 Class B3, 5.5% 5/25/43 (e)		495,240	40,645
Series 2003-R3:
Class B2, 5.5% 11/25/33 (e)		1,685,708	397,578
Class B3, 5.5% 11/25/33 (e)		504,755	92,526
Series 2004-R1 Class 1B3, 5.5% 11/25/34 (e)(f)		478,058	37,055
Diversified REIT Trust Series 2000-1A:
Class F, 6.971% 3/8/10 (e)		1,512,000	211,680
Class G, 6.971% 3/8/10 (e)		1,720,000	206,400
Merrill Lynch Floating Trust floater Series 2006-1 Class TM, 0.7881% 6/15/22 (e)(f)		2,449,089	1,591,908
Merrill Lynch Mortgage Trust Series 2002-MW1 Class E, 6.219% 7/12/34 (e)		1,465,000	1,033,858
RESI Finance LP/RESI Finance DE Corp. floater:
Series 2003-B Class B9, 12.25% 7/10/35 (e)(f)		734,587	362,739
Series 2004-C Class B5, 1.65% 9/10/36 (e)(f)		369,645	104,092
Series 2005-A Class B6, 2.3% 3/10/37 (e)(f)		1,861,618	249,271
Series 2005-B Class B6, 1.9% 6/10/37 (e)(f)		916,732	66,096
Series 2005-D Class B6, 2.5381% 12/15/37 (e)(f)		462,490	25,992
Series 2006-B Class B6, 1.9881% 7/15/38 (e)(f)		927,150	26,517
Residential Funding Mortgage Securities I, Inc. Series 2002-S20 Class M3, 5.25% 12/25/17		58,997	39,126
Residential Funding Securities Corp. Series 2002-RM1 Class BI1, 5.5% 12/25/17 (e)		120,140	30,570
RESIX Finance Ltd. floater:
Series 2003-D Class B8, 6.8% 12/10/35 (e)(f)		619,254	190,668
Series 2004-A Class B7, 4.55% 2/10/36 (e)(f)		617,452	203,821
Series 2004-B Class B7, 4.3% 2/10/36 (e)(f)		742,132	188,131
Series 2005-C Class B7, 3.4% 9/10/37 (e)(f)		1,883,168	129,562
Series 2006-B Class B7, 4.1381% 7/15/38 (e)(f)		927,150	38,291
Series 2007-A Class BB, 3.6381% 2/15/39 (e)(f)		785,673	17,285
TOTAL PRIVATE SPONSOR			11,514,160
Collateralized Mortgage Obligations - continued
		Principal Amount (d)	Value
U.S. Government Agency - 0.0%
Fannie Mae REMIC Trust:
Series 2001-W3 subordinate REMIC pass thru certificates, Class B3, 7% 9/25/41 (h)		$ 222,324	$ 73,048
Series 2002-W1 subordinate REMIC pass thru certificates, Class 3B3, 5.1381% 2/25/42 (e)(f)		135,373	36,035
Series 2003-W1 subordinate REMIC pass thru certificates, Class B3, 5.75% 12/25/42 (h)		294,334	65,454
Series 2003-W10 subordinate REMIC pass thru certificates, Class 2B3, 5.334% 6/25/43 (e)(f)		177,307	38,973
Series 2003-W4 subordinate REMIC pass thru certificates, Class 2B3, 5.4333% 10/25/42 (e)(f)		76,754	17,194
TOTAL U.S. GOVERNMENT AGENCY			230,704
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $26,886,405)			11,744,864
Commercial Mortgage Securities - 12.0%

American Tower Trust I Series 2007-1A Class D, 5.9568% 4/15/37 (e)		3,200,000	2,912,000
Asset Securitization Corp. Series 1997-D4:
Class B1, 7.525% 4/14/29		1,565,000	1,589,496
Class B2, 7.525% 4/14/29		515,000	463,500
Banc of America Large Loan, Inc. floater Series 2005-MIB1 Class K, 2.2881% 3/15/22 (e)(f)		700,000	210,000
COMM pass-thru certificates Series 2001-J1A Class F, 6.958% 2/14/34 (e)		1,475,000	1,392,315
Credit Suisse First Boston Mortgage Securities Corp.:
Series 1997-C2 Class F, 7.46% 1/17/35 (f)		3,500,000	3,504,166
Series 2004-TF2A Class AX, 0% 11/15/19 (e)(f)(g)		4,742,624	474
Credit Suisse/Morgan Stanley Commercial Mortgage Trust Series 2006-HC1A Class A1, 0.4781% 5/15/23 (e)(f)		4,296,208	3,581,350
Crest Ltd. Series 2001-1A Class C, 9% 2/25/34 (e)		1,000,000	400,000
Crown Castle Towers LLC/Crown Atlantic Holdings Sub LLC/Crown Communication, Inc. Series 2006-1A:
Class D, 5.7724% 11/15/36 (e)		915,000	896,700
Class E, 6.0652% 11/15/36 (e)		800,000	784,000
Deutsche Mortgage & Asset Receiving Corp. Series 1998-C1 Class J, 6.22% 6/15/31		1,200,000	600,000
DLJ Commercial Mortgage Corp. Series 1998-CG1 Class B4, 7.4611% 6/10/31 (e)(f)		2,500,000	2,301,273
Commercial Mortgage Securities - continued
		Principal Amount (d)	Value
First Chicago/Lennar Trust I Series 1997-CHL1 Class E, 7.7498% 4/29/39 (e)(f)		$ 105,533	$ 104,477
G-Force LLC sequential payer Series 2005-RRA Class A2, 4.83% 8/22/36 (e)		1,000,000	760,000
GE Capital Commercial Mortgage Corp.:
Series 2001-3 Class C, 6.51% 6/10/38		820,000	774,275
Series 2002-1A Class H, 7.3988% 12/10/35 (e)(f)		921,000	632,970
Global Signal Trust II Series 2004-2A Class E, 5.587% 12/15/14 (e)		1,245,000	1,245,000
Global Towers Partners Acquisition Partners I LLC Series 2007-1A Class G, 7.8737% 5/15/37 (e)		1,000,000	870,000
GMAC Commercial Mortgage Securities, Inc.:
Series 1997-C2:
Class F, 6.75% 4/15/29 (f)		2,767,000	2,590,161
Class G, 6.75% 4/15/29 (f)		1,000,000	510,120
Series 1999-C3 Class J, 6.974% 8/15/36 (e)		1,500,000	1,365,653
Series 2000-C1:
Class H, 7% 3/15/33 (e)		950,000	714,355
Class K, 7% 3/15/33		1,100,000	613,464
Series 2002-C3 Class D, 5.27% 7/10/39		3,000,000	2,544,418
Greenwich Capital Commercial Funding Corp. Series 2002-C1 Class H, 5.903% 1/11/35 (e)		750,000	495,670
GS Mortgage Securities Corp. II floater Series 2007-EOP Class L, 1.6044% 3/1/20 (e)(f)		1,400,000	868,000
JPMorgan Chase Commercial Mortgage Securities Corp. Series 2001-A:
Class G, 6% 10/15/32 (e)(f)		2,895,000	521,100
Class X, 1.7385% 10/15/32 (e)(f)(g)		13,606,107	89,528
JPMorgan Chase Commercial Mortgage Securities Trust floater Series 2005-FL1A Class A2, 0.4681% 2/15/19 (e)(f)		4,450,000	3,560,000
JPMorgan Commercial Mortgage Finance Corp.:
Series 1997-C5 Class F, 7.5605% 9/15/29		2,720,000	2,616,814
Series 1999-C8:
Class G, 6% 7/15/31 (e)		1,385,000	276,999
Class H, 6% 7/15/31 (e)		2,638,000	213,542
Leafs CMBS I Ltd./Leafs CMBS I Corp. Series 2002-1A Class B, 4.13% 11/20/37 (e)		1,850,000	1,498,500
Merrill Lynch Financial Asset, Inc. Series 2005-CA16:
Class F, 4.384% 7/12/15	CAD	710,000	303,547
Class G, 4.384% 7/12/15	CAD	355,000	145,353
Class H, 4.384% 7/12/15	CAD	236,000	92,582
Class J, 4.384% 7/12/15	CAD	355,000	133,509
Class K, 4.384% 7/12/15	CAD	355,000	128,048
Commercial Mortgage Securities - continued
		Principal Amount (d)	Value
Merrill Lynch Financial Asset, Inc. Series 2005-CA16: - continued
Class L, 4.384% 7/12/15	CAD	236,000	$ 81,679
Class M, 4.384% 7/12/15	CAD	995,000	225,166
Merrill Lynch Mortgage Investors Trust:
Series 1999-C1 Class G, 6.71% 11/15/31 (e)		$ 3,359,000	453,465
Series 2001-HRPA Class H, 6.778% 2/3/16 (e)		1,965,000	1,670,250
Mezz Capital Commercial Mortgage Trust Series 2004-C1:
Class D, 6.988% 9/15/13		750,000	30,000
Class E, 7.983% 10/15/13		1,453,000	43,590
Class IO, 8.1778% 1/15/18 (f)(g)		5,923,404	592,340
Morgan Stanley Capital I Trust:
sequential payer Series 2004-RR2 Class A2, 5.45% 10/28/33 (e)		2,558,990	2,136,757
Series 2005-HQ7 Class E, 5.378% 11/14/42 (f)		750,000	186,690
Morgan Stanley Dean Witter Capital I Trust Series 2001-IQA Class F, 6.79% 12/18/32 (e)		1,396,185	1,286,715
Multi Security Asset Trust sequential payer Series 2005-RR4A Class A2, 4.83% 11/28/35 (e)		5,000,000	4,125,000
SBA CMBS Trust Series 2006-1A Class J, 7.825% 11/15/36 (e)		1,000,000	950,000
TimberStar Trust I Series 2006-1 Class F, 7.5296% 10/15/36 (e)		2,000,000	1,460,000
UBS Commercial Mortgage Trust Series 2007-FL1 Class F, 0.8631% 9/15/09 (e)(f)		1,200,000	153,636
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $71,829,825)			55,698,647
Floating Rate Loans - 0.3%

CONSUMER DISCRETIONARY - 0.0%
Specialty Retail - 0.0%
The Pep Boys - Manny, Moe & Jack term loan 2.67% 10/27/13 (f)		28,358	25,523
Floating Rate Loans - continued
		Principal Amount (d)	Value
FINANCIALS - 0.3%
Real Estate Management & Development - 0.3%
Realogy Corp.:
Credit-Linked Deposit 3.3088% 10/10/13 (f)		$ 313,401	$ 239,752
Tranche B, term loan 3.3088% 10/10/13 (f)		1,164,061	890,507
			1,130,259
TOTAL FLOATING RATE LOANS (Cost $1,317,190)			1,155,782
Preferred Securities - 0.0%

FINANCIALS - 0.0%
Diversified Financial Services - 0.0%
Cairn High Grade ABS CDO PLC Series 2006-2A Class SUB, 1/13/47 (e)	1,000,000	0
Crest Clarendon Street 2002-1 Ltd. Series 2002-1A Class PS, 12/28/35 (e)	500,000	57,450
Crest Dartmouth Street 2003 1 Ltd. Series 2003-1A Class PS, 6/28/38 (e)	590,000	101,657
Harp High Grade CDO I Ltd. Series 2006-1, 7/8/46 (e)	810,000	8
Ipswich Street CDO Series 2006-1, 6/27/46 (c)(e)	1,350,000	0
Kent Funding III Ltd. 11/5/47 (e)	1,650,000	0
TOTAL PREFERRED SECURITIES (Cost $5,658,986)		159,115
Money Market Funds - 7.0%
	Shares
Fidelity Cash Central Fund, 0.37% (b) (Cost $32,133,407)	32,133,407	32,133,407
TOTAL INVESTMENT PORTFOLIO - 99.4% (Cost $549,007,363)		460,576,129
NET OTHER ASSETS - 0.6%		2,692,713
NET ASSETS - 100%		$ 463,268,842
Currency Abbreviation
CAD	-	Canadian dollar
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Non-income producing - Issuer is in default.
(d) Principal amount is stated in United States dollars unless otherwise noted.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $111,336,256 or 24.0% of net assets.

(f) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(g) Security represents right to receive monthly interest payments on an underlying pool of mortgages or assets. Principal shown is the outstanding par amount of the pool held as of the end of the period.

(h) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $173,646 or 0.0% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Fannie Mae REMIC Trust:
Series 2001-W3 subordinate REMIC pass thru certificates, Class B3, 7% 9/25/41	5/21/03	$ 192,657
Series 2003-W1 subordinate REMIC pass thru certificates, Class B3, 5.75% 12/25/42	3/25/03	$ 221,808
GSR Mortgage Loan Trust Series 2005-HE3 Class B3, 2.785% 6/25/35	6/3/05	$ 1,110,697
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 202,666
Other Information

The following is a summary of the inputs used, as of July 31, 2009, involving the Fund's assets and liabilities carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 649,275	$ 649,275	$ -	$ -
Financials	143,087,257	135,845,804	4,141,583	3,099,870
Health Care	4,153,247	4,153,247	-	-
Asset-Backed Securities	17,997,651	-	6,164,803	11,832,848
Collateralized Mortgage Obligations	11,744,864	-	9,708,663	2,036,201
Commercial Mortgage Securities	55,698,647	-	49,541,375	6,157,272
Corporate Bonds	193,796,884	-	191,453,028	2,343,856
Floating Rate Loans	1,155,782	-	1,155,782	-
Money Market Funds	32,133,407	32,133,407	-	-
Preferred Securities	159,115	-	-	159,115
Total Investments in Securities:	$ 460,576,129	$ 172,781,733	$ 262,165,234	$ 25,629,162
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Equities-Financials
Beginning Balance	$ 3,168,485
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	(3,448,931)
Cost of Purchases	-
Proceeds of Sales	-
Amortization/Accretion	-
Transfer in/out of Level 3	3,380,316
Ending Balance	$ 3,099,870
The change in unrealized gain (loss) attributable to Level 3 securities at July 31, 2009	$ (2,910,698)
Asset-Backed Securities
Beginning Balance	$ 4,826,289
Total Realized Gain (Loss)	137,665
Total Unrealized Gain (Loss)	(7,427,747)
Cost of Purchases	7,593,620
Proceeds of Sales	(889,759)
Amortization/Accretion	(1,671,911)
Transfer in/out of Level 3	9,264,691
Ending Balance	$ 11,832,848
The change in unrealized gain (loss) attributable to Level 3 securities at July 31, 2009	$ (8,026,693)
Collateralized Mortgage Obligations
Beginning Balance	$ 4,704,909
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	(3,183,376)
Cost of Purchases	-
Proceeds of Sales	(545,621)
Amortization/Accretion	(1,830,762)
Transfer in/out of Level 3	2,891,051
Ending Balance	$ 2,036,201
The change in unrealized gain (loss) attributable to Level 3 securities at July 31, 2009	$ (3,068,329)
Collateralized Mortgage Securities
Beginning Balance	$ 15,317,973
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	(8,514,580)
Cost of Purchases	2,047,056
Proceeds of Sales	(1,314)
Amortization/Accretion	(1,837,463)
Transfer in/out of Level 3	(854,400)
Ending Balance	$ 6,157,272
The change in unrealized gain (loss) attributable to Level 3 securities at July 31, 2009	$ (5,384,440)
Corporate Bonds
Beginning Balance	$ 4,295,611
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	(1,930,139)
Cost of Purchases	-
Proceeds of Sales	(21,616)
Amortization/Accretion	-
Transfer in/out of Level 3	-
Ending Balance	$ 2,343,856
The change in unrealized gain (loss) attributable to Level 3 securities at July 31, 2009	$ (1,930,139)
Floating Rate Loans
Beginning Balance	$ 52,269
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	2,751
Cost of Purchases	-
Proceeds of Sales	(55,020)
Amortization/Accretion	-
Transfer in/out of Level 3	-
Ending Balance	$ -
The change in unrealized gain (loss) attributable to Level 3 securities at July 31, 2009	$ -
Preferred Securities
Beginning Balance	$ 25,538
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	(472,928)
Cost of Purchases	-
Proceeds of Sales	-
Amortization/Accretion	(3,344)
Transfer in/out of Level 3	609,849
Ending Balance	$ 159,115
The change in unrealized gain (loss) attributable to Level 3 securities at July 31, 2009	$ (472,928)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represents either the beginning value (for transfer in), or the ending value (for transfer out) of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

The composition of credit quality ratings as a percentage of net assets is as follows (ratings are unaudited):
U.S. Government and U.S. Government Agency Obligations	0.0%
AAA,AA,A	11.8%
BBB	20.5%
BB	9.4%
B	3.9%
CCC,CC,C	2.9%
D	0.1%
Not Rated	11.9%
Equities	31.9%
Short-Term Investments and Net Other Assets	7.6%
100.0%

We have used ratings from Moody's® Investors Services, Inc. Where Moody's ratings are not available, we have used S&P® ratings. All ratings are as of the report date and do not reflect subsequent downgrades.

Income Tax Information
At July 31, 2009, the fund had a capital loss carryforward of approximately $15,326,444 of which $1,722,470 and $13,603,974 will expire on July 31, 2016 and 2017, respectively.
The fund intends to elect to defer to its fiscal year ending July 31, 2010 approximately $17,537,042 of losses recognized during the period November 1, 2008 to July 31, 2009.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	July 31, 2009

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $516,873,956)	$ 428,442,722
Fidelity Central Funds (cost $32,133,407)	32,133,407
Total Investments (cost $549,007,363)		$ 460,576,129
Receivable for investments sold		1,821,624
Receivable for fund shares sold		2,640,423
Dividends receivable		297,993
Interest receivable		3,867,459
Distributions receivable from Fidelity Central Funds		10,456
Prepaid expenses		1,395
Other receivables		62
Total assets		469,215,541

Liabilities
Payable to custodian bank	$ 25,951
Payable for investments purchased	5,162,065
Payable for fund shares redeemed	354,172
Accrued management fee	202,044
Other affiliated payables	132,963
Other payables and accrued expenses	69,504
Total liabilities		5,946,699

Net Assets		$ 463,268,842
Net Assets consist of:
Paid in capital		$ 578,924,454
Undistributed net investment income		8,560,696
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(35,789,457)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(88,426,851)
Net Assets, for 56,430,364 shares outstanding		$ 463,268,842
Net Asset Value, offering price and redemption price per share ($463,268,842 ÷ 56,430,364 shares)		$ 8.21

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended July 31, 2009

Investment Income
Dividends		$ 8,256,840
Interest		19,047,837
Income from Fidelity Central Funds		202,666
Total income		27,507,343

Expenses
Management fee	$ 1,899,351
Transfer agent fees	1,073,298
Accounting fees and expenses	165,692
Custodian fees and expenses	12,378
Independent trustees' compensation	2,224
Registration fees	47,098
Audit	160,821
Legal	5,360
Miscellaneous	10,879
Total expenses before reductions	3,377,101
Expense reductions	(11,427)	3,365,674
Net investment income (loss)		24,141,669
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(25,449,883)
Foreign currency transactions	(3,605)
Total net realized gain (loss)		(25,453,488)
Change in net unrealized appreciation (depreciation) on: Investment securities	(12,259,817)
Assets and liabilities in foreign currencies	4,511
Total change in net unrealized appreciation (depreciation)		(12,255,306)
Net gain (loss)		(37,708,794)
Net increase (decrease) in net assets resulting from operations		$ (13,567,125)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended July 31, 2009	Year ended July 31, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 24,141,669	$ 24,866,061
Net realized gain (loss)	(25,453,488)	(9,815,357)
Change in net unrealized appreciation (depreciation)	(12,255,306)	(53,367,340)
Net increase (decrease) in net assets resulting from operations	(13,567,125)	(38,316,636)
Distributions to shareholders from net investment income	(21,152,317)	(27,623,042)
Distributions to shareholders from net realized gain	-	(10,229,882)
Total distributions	(21,152,317)	(37,852,924)
Share transactions Proceeds from sales of shares	268,384,038	160,139,773
Reinvestment of distributions	19,305,679	33,576,156
Cost of shares redeemed	(183,099,387)	(240,856,702)
Net increase (decrease) in net assets resulting from share transactions	104,590,330	(47,140,773)
Redemption fees	250,779	189,883
Total increase (decrease) in net assets	70,121,667	(123,120,450)

Net Assets
Beginning of period	393,147,175	516,267,625
End of period (including undistributed net investment income of $8,560,696 and undistributed net investment income of $5,213,042, respectively)	$ 463,268,842	$ 393,147,175
Other Information Shares
Sold	36,427,202	15,810,826
Issued in reinvestment of distributions	2,602,609	3,247,810
Redeemed	(24,280,916)	(23,376,733)
Net increase (decrease)	14,748,895	(4,318,097)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended July 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 9.43	$ 11.22	$ 11.78	$ 12.17	$ 11.49
Income from Investment Operations
Net investment income (loss) B	.54	.59	.63	.66	.60
Net realized and unrealized gain (loss)	(1.27)	(1.48)	(.37)	(.11)	.83
Total from investment operations	(.73)	(.89)	.26	.55	1.43
Distributions from net investment income	(.50)	(.66)	(.58)	(.67)	(.57)
Distributions from net realized gain	-	(.24)	(.24)	(.27)	(.18)
Total distributions	(.50)	(.90)	(.82)	(.94)	(.75)
Redemption fees added to paid in capital B	.01	- F	- F	- F	- F
Net asset value, end of period	$ 8.21	$ 9.43	$ 11.22	$ 11.78	$ 12.17
Total Return A	(6.92)%	(8.43)%	2.00%	4.82%	12.90%
Ratios to Average Net Assets C, E
Expenses before reductions	1.00%	.94%	.88%	.85%	.85%
Expenses net of fee waivers, if any	1.00%	.94%	.88%	.85%	.85%
Expenses net of all reductions	1.00%	.94%	.88%	.85%	.85%
Net investment income (loss)	7.15%	5.77%	5.30%	5.61%	5.13%
Supplemental Data
Net assets, end of period (000 omitted)	$ 463,269	$ 393,147	$ 516,268	$ 521,265	$ 667,403
Portfolio turnover rate D	47%	32%	45%	27%	30%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2009

1. Organization.

Fidelity Real Estate Income Fund (the Fund) is a fund of Fidelity Securities Fund (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after period end through the date that the financial statements were issued, September 29, 2009, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are classified into three levels. Level 1 includes readily available unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes observable inputs other than quoted prices included in Level 1 that are observable either directly or indirectly.

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

Level 3 includes unobservable inputs when market prices are not readily available or reliable. Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy. The aggregate value by input level, as of July 31, 2009, for the Fund's investments, as well as a reconciliation of assets and liabilities for which significant unobservable inputs (Level 3) were used in determining value, is included at the end of the Fund's Schedule of Investments. Valuation techniques of the Fund's major categories of assets and liabilities as presented in the Schedule of Investments are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, are valued based on quotations received from dealers who make markets in such securities or by independent pricing services. Certain of the Fund's securities are valued at period end by a single source or dealer. For corporate bonds, floating rate loans and preferred securities pricing services generally utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. For asset backed securities, collateralized mortgage obligations and commercial mortgage securities, pricing services generally utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and types as well as dealer supplied prices. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. The Fund follows the provisions of Emerging Issues Task Force Issue No. 99-20 (EITF 99-20), "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets" for certain lower credit quality securitized assets that have contractual cash flows (for example, asset backed securities, collateralized mortgage obligations and commercial mortgage-backed securities). Changes in estimated cash flows are periodically evaluated and the estimated yield is adjusted on a prospective basis over the remaining life of the security, resulting in increases or decreases to Interest income in the accompanying Statement of Operations. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There are no unrecognized tax benefits in the accompanying financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), defaulted bonds, market discount, partnerships, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 28,062,396
Unrealized depreciation	(119,916,646)
Net unrealized appreciation (depreciation)	$ (91,854,250)

Undistributed ordinary income	$ 9,062,126
Capital loss carryforward	$ (15,326,444)

Cost for federal income tax purposes	$ 552,430,379

The tax character of distributions paid was as follows:

	July 31, 2009	July 31, 2008
Ordinary Income	$ 21,152,317	$ 27,623,042
Long-term Capital Gains	-	10,229,882
Total	$ 21,152,317	$ 37,852,924

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 90 days are subject to a redemption fee equal to .75% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund may invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments, including revolving credit facilities, that obligate the Fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

Annual Report

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $249,908,466 and $150,561,586, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .32% of average net assets.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The fee is based on the level of average net assets for the month.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $6,963 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,502 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $11,427.

Annual Report

Notes to Financial Statements - continued

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and Shareholders of Fidelity Real Estate Income Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Real Estate Income Fund (the Fund), a fund of Fidelity Securities Fund, including the schedule of investments, as of July 31, 2009, and the related statements of operations for the year then ended, the statement of changes in net assets for each of the two years in the period ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2009, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Real Estate Income Fund as of July 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

September 29, 2009

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for Edward C. Johnson 3d and James C. Curvey, each of the Trustees oversees 220 funds advised by FMR or an affiliate. Mr. Johnson oversees 262 funds advised by FMR or an affiliate. Mr. Curvey oversees 392 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (79)

Year of Election or Appointment: 1984

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (74)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-
present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (61)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (55)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (65)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (64)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-
present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (65)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-
present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (70)

Year of Election or Appointment: 2002

Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (60)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (58)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-
present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-
present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (65)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (39)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2009-
present) and is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Bruce T. Herring (43)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Group Chief Investments Officer of FMR. Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (44)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as a portfolio manager.

Christopher S. Bartel (37)

Year of Election or Appointment: 2009

Vice President of Fidelity's Sector and Real Estate Equity Funds. Mr. Bartel also serves as Senior Vice President of Equity Research (2009-
present). Previously, Mr. Bartel served as Managing Director of Research (2006-2009) and an analyst and portfolio manager (2000-2006).

Scott C. Goebel (41)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-
present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (40)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Vice President and Associate General Counsel of FMR LLC (2005-present), and is an employee of Fidelity Investments.

Holly C. Laurent (55)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (50)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (62)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (47)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian also serves as Chief Financial Officer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments. Previously, Mr. Christian served as Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009) and as Vice President of Business Analysis (2003-2004).

Bryan A. Mehrmann (48)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (41)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Name, Age; Principal Occupation
John R. Hebble (51)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Paul M. Murphy (62)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments. Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (50)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions (Unaudited)

A total of 0.28% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2010 of amounts for use in preparing 2009 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Real Estate Income Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2009 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. In response to last year's financial crisis, FMR took a number of actions intended to cut costs and improve efficiency without weakening the investment teams or resources. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure and broaden the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) contractually agreeing to reduce the management fee on Fidelity U.S. Bond Index Fund; and (iv) expanding Class A and Class T load waiver categories to increase rollover retention opportunities and create consistent policies across the classes.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance, as well as the fund's relative investment performance measured against (i) a proprietary custom index, and (ii) a peer group of mutual funds over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2008, the fund's cumulative total returns, the cumulative total returns of a proprietary custom index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below each chart corresponds to the percentile box and represents the percentage of funds in the peer group whose performance was equal to or lower than that of the fund. The fund's proprietary custom index is an index developed by FMR that represents the performance of the fund's unmanaged indexes.

Annual Report

Fidelity Real Estate Income Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of the fund was in the first quartile for the one- and three-year periods and the fourth quartile for the five-year period. The Board noted that FMR does not consider that peer group to be a particularly meaningful comparison for the fund, however, because unlike many of its peers, which invest primarily in common stocks of real estate companies, the fund invests primarily in common, preferred and debt securities of real estate entities. The Board also stated that the investment performance of the fund was lower than its benchmark for the one- and three-year periods, although the fund's five-year cumulative total return compared favorably to its benchmark.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board reviewed the year-to-date performance of the fund through May 31, 2009 and stated that it was lower than the fund's benchmark.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in 2008, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 6% means that 94% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Fidelity Real Estate Income Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2008.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of the fund's total expenses, the Board considered the fund's management fee as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the fund's total expenses ranked below its competitive median for 2008.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, the Board concluded that the fund's total expenses were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

Annual Report

In February 2009, the Board created an Ad Hoc Committee (the "Committee") to analyze economies of scale. The Committee was formed to consider whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Committee, that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's compensation structure for portfolio managers and key personnel, including performance benchmarks used by Fidelity in evaluating incentive compensation for portfolio managers and research analysts; (iv) the structure and process of equity research and actions taken by FMR to improve the quality of research; (v) the selection of and compensation paid by FMR to fund sub-advisers; (vi) Fidelity's fee structures and rationale for recommending different fees among categories of funds; (vii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; (viii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; and (ix) explanations for the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)
Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

For mutual fund and brokerage trading.

For quotes.*

For account balances and holdings.

To review orders and mutual
fund activity.

To change your PIN.

To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)
Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)
Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)
For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)
For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

15445 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
Campbell, CA

19200 Von Karman Avenue
Irvine, CA

601 Larkspur Landing Circle
Larkspur, CA

2000 Avenue of the Stars
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73-575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

123 South Lake Avenue
Pasadena, CA

16656 Bernardo Ctr. Drive
Rancho Bernardo, CA

1220 Roseville Parkway
Roseville, CA

1740 Arden Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

11943 El Camino Real
San Diego, CA

8 Montgomery Street
San Francisco, CA

3793 State Street
Santa Barbara, CA

1200 Wilshire Boulevard
Santa Monica, CA

398 West El Camino Real
Sunnyvale, CA

111 South Westlake Blvd
Thousand Oaks, CA

21701 Hawthorne Boulevard
Torrance, CA

2001 North Main Street
Walnut Creek, CA

6326 Canoga Avenue
Woodland Hills, CA

Colorado

281 East Flatiron Circle
Broomfield, CO

1625 Broadway
Denver, CO

9185 Westview Road
Lone Tree, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

400 Delaware Avenue
Wilmington, DE

Florida

175 East Altamonte Drive
Altamonte Springs, FL

4400 N. Federal Highway
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

4671 Town Center Parkway
Jacksonville, FL

8880 Tamiami Trail, North
Naples, FL

230 Royal Palm Way
Palm Beach, FL

3501 PGA Boulevard
Palm Beach Gardens, FL

3550 Tamiami Trail, South
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

2465 State Road 7
Wellington, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

401 North Michigan Avenue
Chicago, IL

One Skokie Valley Road
Highland Park, IL

1415 West 22nd Street
Oak Brook, IL

15105 S LaGrange Road
Orland Park, IL

1572 East Golf Road
Schaumburg, IL

Indiana

4729 East 82nd Street
Indianapolis, IN

8480 Keystone Crossing
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7315 Wisconsin Avenue
Bethesda, MD

610 York Road
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

238 Main Street
Cambridge, MA

200 Endicott Street
Danvers, MA

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

405 Cochituate Road
Framingham, MA

551 Boston Turnpike
Shrewsbury, MA

Michigan

500 E. Eisenhower Pkwy.
Ann Arbor, MI

280 Old N. Woodward Ave.
Birmingham, MI

30200 Northwestern Hwy.
Farmington Hills, MI

43420 Grand River Avenue
Novi, MI

Minnesota

7740 France Avenue South
Edina, MN

8342 3rd Street North
Oakdale, MN

Missouri

1524 South Lindbergh Blvd.
St. Louis, MO

Nevada

2225 Village Walk Drive
Henderson, NV

New Jersey

501 Route 73 South
Marlton, NJ

150 Essex Street
Millburn, NJ

35 Morris Street
Morristown, NJ

396 Route 17, North
Paramus, NJ

3518 Route 1 North
Princeton, NJ

530 Broad Street
Shrewsbury, NJ

New Mexico

2261 Q Street NE
Albuquerque, NM

New York

1130 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

980 Madison Avenue
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

200 Fifth Avenue
New York, NY

733 Third Avenue
New York, NY

11 Penn Plaza
New York, NY

2070 Broadway
New York, NY

1075 Northern Blvd.
Roslyn, NY

799 Central Park Avenue
Scarsdale, NY

North Carolina

4611 Sharon Road
Charlotte, NC

7011 Fayetteville Road
Durham, NC

Ohio

3805 Edwards Road
Cincinnati, OH

1324 Polaris Parkway
Columbus, OH

1800 Crocker Road
Westlake, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

7493 SW Bridgeport Road
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

10 Memorial Boulevard
Providence, RI

Tennessee

3018 Peoples Street
Johnson City, TN

7628 West Farmington Blvd.
Germantown, TN

2035 Mallory Lane
Franklin, TN

Texas

10000 Research Boulevard
Austin, TX

4001 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

6560 Fannin Street
Houston, TX

1701 Lake Robbins Drive
The Woodlands, TX

6500 N. MacArthur Blvd.
Irving, TX

6005 West Park Boulevard
Plano, TX

14100 San Pedro
San Antonio, TX

1576 East Southlake Blvd.
Southlake, TX

Utah

279 West South Temple
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

Washington

10500 NE 8th Street
Bellevue, WA

1518 6th Avenue
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

16020 West Bluemound Road
Brookfield, WI

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Research & Analysis Company

Fidelity Management & Research
(U.K.) Inc.

Fidelity Investments Japan Limited

FIL Investment Advisors

FIL Investment Advisors
(U.K.) Ltd.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.

New York, NY

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) 1-800-544-5555

Automated line for quickest service

REI-UANN-0909
1.789710.106

Fidelity®

Series Small Cap Opportunities

Fund

(formerly Fidelity Small Cap Opportunities Fund)

Annual Report

July 31, 2009
(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

We've seen a welcome uptick in the global equity markets this spring and summer, as signs of stabilization in some economic indicators have brought many investors back into the marketplace. But there remain other key measures - notably high unemployment and slack consumer spending - that suggest the road back to economic health could still be a bumpy ride. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,
/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2009	Past 1 year	Life of fund A
Fidelity ® Series Small Cap Opportunities	-12.34%	-13.95%

A From March 22, 2007.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity ® Series Small Cap Opportunities Fund on March 22, 2007, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell 2000® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stocks - battered by the effects of a global credit crisis for most of the year - were aided by early signs of a healing economy during the final months of the year ending July 31, 2009. For roughly half of the 12-month period, equities were in free fall, as a succession of large financial institutions around the world either collapsed or were forced into mergers or government conservatorship, and harried investors relinquished riskier assets in a massive flight to quality. By March, however, as unprecedented government interventions around the world took root, signs of a potential recovery began to emerge: corporate profits, though still weak, began to stabilize and valuations started to return to normal trading ranges. Against this improving backdrop, major equity indexes posted significant gains in March and April, which carried through to the end of the period. For the year overall, the Standard & Poor's 500SM Index declined 19.96%, while the Dow Jones U.S. Total Stock Market IndexSM - the broadest overall gauge of domestic equities - was down 19.95%. Meanwhile, the blue-chip-laden Dow Jones Industrial AverageSM fell 16.62% and the technology-heavy Nasdaq Composite® Index posted a 14.05% loss.

Comments from Lionel Harris, Portfolio Manager of Fidelity® Series Small Cap Opportunities Fund: For the year ending July 31, 2009, Series Small Cap Opportunities returned -12.34%, compared with -20.72% for the Russell 2000® Index. Strong stock selection in the information technology, industrials, consumer discretionary, materials and energy sectors helped relative performance, as did favorable market weightings in most of these areas. A modest cash position added value as well. Few sectors detracted, and those that did - consumer staples, utilities and telecommunication services - did so only modestly. The fund's top individual contributor during the year was biopharmaceutical company Questcor Pharmaceuticals. Other standouts included real estate company Forestar Group; technology hardware, software and services provider Insight Enterprises; apparel retailer Chico's FAS; and steelmaker Steel Dynamics, an out-of-index position. Timely ownership was the key to our success in each of these cases. On the down side, private-equity firm KKR Financial Holdings was the biggest drag on performance, followed by financial institution Huntington Bancshares and mall operator General Growth Properties - the latter of which declared bankruptcy. None of these detractors were part of the benchmark. Also, many of the stocks I've mentioned were no longer held at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2009 to July 31, 2009) for Series Small Cap Opportunities and for the entire period (June 26, 2009 to July 31, 2009) for Class F. The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (February 1, 2009 to July 31, 2009).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Shareholder Expense Example - continued

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value	Ending Account Value July 31, 2009	Expenses Paid During Period
Series Small Cap Opportunities	1.01%
Actual		$ 1,000.00	$ 1,368.80	$ 5.93 B
HypotheticalA		$ 1,000.00	$ 1,019.79	$ 5.06 C
Class F	.68%
Actual		$ 1,000.00	$ 1,112.20	$ .71 B
HypotheticalA		$ 1,000.00	$ 1,021.42	$ 3.41 C

A 5% return per year before expenses

B Actual expenses are equal to each class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period for Series Small Cap Opportunities and multiplied by 36/365 (to reflect the period June 26, 2009 to July 31, 2009) for Class F.

C Hypothetical expenses are equal for each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Wright Express Corp.	1.7	0.0
Sapient Corp.	1.2	0.0
Astoria Financial Corp.	1.0	0.0
Affiliated Managers Group, Inc.	1.0	1.1
Forestar Group, Inc.	1.0	1.6
Waddell & Reed Financial, Inc. Class A	1.0	1.1
CapitalSource, Inc.	0.9	0.8
SVB Financial Group	0.9	0.6
United Stationers, Inc.	0.8	0.6
Reinsurance Group of America, Inc.	0.9	1.1
	10.4
Top Five Market Sectors as of July 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	19.7	20.8
Information Technology	19.4	16.3
Industrials	13.9	14.5
Health Care	13.6	15.3
Consumer Discretionary	13.4	10.1
Asset Allocation (% of fund's net assets)
As of July 31, 2009*		As of January 31, 2009**
	Stocks and Equity Futures 98.7%		Stocks and Equity Futures 95.6%
	Convertible Securities 0.0%		Convertible Securities 0.7%
	Short-Term Investments and Net Other Assets 1.3%		Short-Term Investments and Net Other Assets 3.7%
* Foreign investments	8.5%	** Foreign investments	7.4%

Annual Report

Investments July 31, 2009

Showing Percentage of Net Assets

Common Stocks - 97.1%
	Shares	Value
CONSUMER DISCRETIONARY - 13.4%
Diversified Consumer Services - 2.0%
Brinks Home Security Holdings, Inc. (a)	300,200	$ 8,951,964
Coinstar, Inc. (a)	201,866	6,708,007
Regis Corp.	522,700	7,140,082
Steiner Leisure Ltd. (a)	90,500	2,869,755
		25,669,808
Hotels, Restaurants & Leisure - 2.5%
Bally Technologies, Inc. (a)	148,700	5,384,427
Jack in the Box, Inc. (a)	362,800	7,655,080
Orient Express Hotels Ltd. Class A	713,500	6,314,475
Red Robin Gourmet Burgers, Inc. (a)	218,360	4,087,699
Wyndham Worldwide Corp.	655,500	9,144,225
		32,585,906
Household Durables - 0.8%
Mohawk Industries, Inc. (a)	188,200	9,707,356
Internet & Catalog Retail - 1.1%
dELiA*s, Inc. (a)	1,245,134	3,137,738
Expedia, Inc. (a)	239,900	4,968,329
HSN, Inc. (a)	584,048	5,916,406
		14,022,473
Media - 0.7%
CKX, Inc. (a)	1,189,014	8,560,901
Specialty Retail - 3.4%
Cabela's, Inc. Class A (a)	309,100	5,010,511
Chico's FAS, Inc. (a)	624,900	7,167,603
Genesco, Inc. (a)	294,655	6,399,907
New York & Co., Inc. (a)	334,579	1,204,484
Shoe Carnival, Inc. (a)	457,761	5,722,013
Signet Jewelers Ltd.	365,800	8,076,864
Tiffany & Co., Inc.	199,000	5,936,170
Zumiez, Inc. (a)	418,578	3,997,420
		43,514,972
Textiles, Apparel & Luxury Goods - 2.9%
American Apparel, Inc. (a)(d)	1,484,000	5,698,560
Deckers Outdoor Corp. (a)	95,300	6,443,233
FGX International Ltd. (a)	196,791	2,599,609
Gildan Activewear, Inc. (a)	404,700	6,746,565
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Textiles, Apparel & Luxury Goods - continued
Iconix Brand Group, Inc. (a)	465,200	$ 8,150,304
Jones Apparel Group, Inc.	601,400	8,275,264
		37,913,535
TOTAL CONSUMER DISCRETIONARY		171,974,951
CONSUMER STAPLES - 3.8%
Food & Staples Retailing - 1.0%
BJ's Wholesale Club, Inc. (a)	232,800	7,763,880
The Great Atlantic & Pacific Tea Co. (a)(d)	832,300	4,802,371
		12,566,251
Food Products - 1.8%
Cosan Ltd. Class A (a)	1,119,900	7,525,728
Hain Celestial Group, Inc. (a)	251,500	4,177,415
PureCircle Ltd. (a)	1,336,200	5,313,087
Tyson Foods, Inc. Class A	511,300	5,844,159
		22,860,389
Personal Products - 1.0%
Elizabeth Arden, Inc. (a)	693,500	6,657,600
Inter Parfums, Inc.	672,000	6,867,840
		13,525,440
TOTAL CONSUMER STAPLES		48,952,080
ENERGY - 4.4%
Energy Equipment & Services - 1.0%
Atwood Oceanics, Inc. (a)	228,700	6,595,708
Hornbeck Offshore Services, Inc. (a)	248,800	5,418,864
		12,014,572
Oil, Gas & Consumable Fuels - 3.4%
Comstock Resources, Inc. (a)	242,600	9,340,100
Encore Acquisition Co. (a)	171,500	6,105,400
EXCO Resources, Inc. (a)	554,048	7,612,620
Goodrich Petroleum Corp. (a)(d)	161,800	4,150,170
Mariner Energy, Inc. (a)	378,200	4,534,618
Common Stocks - continued
	Shares	Value
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Massey Energy Co.	229,300	$ 6,099,380
Whiting Petroleum Corp. (a)	136,100	6,255,156
		44,097,444
TOTAL ENERGY		56,112,016
FINANCIALS - 19.1%
Capital Markets - 3.8%
Affiliated Managers Group, Inc. (a)	203,700	13,448,274
Cohen & Steers, Inc. (d)	425,000	7,764,750
FCStone Group, Inc. (a)(e)	1,400,400	7,828,236
optionsXpress Holdings, Inc.	403,100	7,284,017
Waddell & Reed Financial, Inc. Class A	450,900	12,792,033
		49,117,310
Commercial Banks - 4.6%
Associated Banc-Corp.	535,928	5,809,460
Boston Private Financial Holdings, Inc. (d)	428,300	1,961,614
CapitalSource, Inc.	2,531,000	11,743,840
City National Corp. (d)	222,400	8,771,456
Intervest Bancshares Corp. Class A (a)	330,262	1,053,536
PacWest Bancorp	520,000	8,361,600
SVB Financial Group (a)(d)	330,000	11,632,500
TCF Financial Corp. (d)	650,000	9,191,000
		58,525,006
Insurance - 4.5%
Allied World Assurance Co. Holdings Ltd.	99,400	4,319,924
American Safety Insurance Group Ltd. (a)	458,700	7,536,441
Aspen Insurance Holdings Ltd.	244,100	6,070,767
eHealth, Inc. (a)	387,000	6,284,880
Endurance Specialty Holdings Ltd.	191,200	6,380,344
IPC Holdings Ltd.	254,200	7,356,548
Max Capital Group Ltd.	225,400	4,501,238
Reinsurance Group of America, Inc.	265,300	11,009,950
W.R. Berkley Corp.	190,300	4,420,669
		57,880,761
Real Estate Investment Trusts - 2.6%
Alexandria Real Estate Equities, Inc.	275,000	10,480,250
Digital Realty Trust, Inc.	114,200	4,630,810
Highwoods Properties, Inc. (SBI)	226,900	5,810,909
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Real Estate Investment Trusts - continued
Home Properties, Inc.	151,600	$ 5,412,120
National Retail Properties, Inc.	365,400	7,202,034
		33,536,123
Real Estate Management & Development - 1.7%
Forestar Group, Inc. (a)(d)	1,022,000	13,306,440
Jones Lang LaSalle, Inc.	236,000	8,958,560
		22,265,000
Thrifts & Mortgage Finance - 1.9%
Astoria Financial Corp.	1,390,000	13,496,900
Washington Federal, Inc.	785,600	10,943,408
		24,440,308
TOTAL FINANCIALS		245,764,508
HEALTH CARE - 13.6%
Biotechnology - 2.3%
Acorda Therapeutics, Inc. (a)	21,900	553,194
Alkermes, Inc. (a)	419,400	4,328,208
Cephalon, Inc. (a)	72,000	4,222,800
Dendreon Corp. (a)	133,000	3,219,930
Micromet, Inc. (a)	99,300	638,499
PDL BioPharma, Inc.	703,200	5,787,336
Theravance, Inc. (a)	419,000	6,326,900
United Therapeutics Corp. (a)	55,100	5,103,362
		30,180,229
Health Care Equipment & Supplies - 3.5%
ev3, Inc. (a)	550,200	6,750,954
Integra LifeSciences Holdings Corp. (a)	224,300	7,101,338
Meridian Bioscience, Inc.	88,900	1,957,578
Orthofix International NV (a)	269,616	7,511,502
Orthovita, Inc. (a)	1,512,944	9,849,265
Sirona Dental Systems, Inc. (a)	316,200	8,218,038
Wright Medical Group, Inc. (a)	246,400	3,429,888
		44,818,563
Health Care Providers & Services - 3.1%
Brookdale Senior Living, Inc.	648,500	6,945,435
Genoptix, Inc. (a)	162,100	5,075,351
Hanger Orthopedic Group, Inc. (a)	238,000	3,265,360
IPC The Hospitalist Co., Inc. (a)	260,813	7,263,642
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Health Care Providers & Services - continued
Providence Service Corp. (a)	567,000	$ 5,981,850
Psychiatric Solutions, Inc. (a)	262,300	7,087,346
ResCare, Inc. (a)	276,500	4,318,930
		39,937,914
Life Sciences Tools & Services - 2.4%
Bruker BioSciences Corp. (a)	809,000	8,138,540
Life Technologies Corp. (a)	131,000	5,964,430
Medtox Scientific, Inc. (a)	76,214	685,926
QIAGEN NV (a)	368,400	6,984,864
Varian, Inc. (a)	168,000	8,527,680
		30,301,440
Pharmaceuticals - 2.3%
Ardea Biosciences, Inc. (a)	258,000	5,025,840
Cadence Pharmaceuticals, Inc. (a)(d)	338,700	4,098,270
Optimer Pharmaceuticals, Inc. (a)	264,000	3,719,760
ViroPharma, Inc. (a)	609,900	4,494,963
Vivus, Inc. (a)	790,400	5,856,864
XenoPort, Inc. (a)	299,800	6,088,938
		29,284,635
TOTAL HEALTH CARE		174,522,781
INDUSTRIALS - 13.9%
Aerospace & Defense - 1.0%
Alliant Techsystems, Inc. (a)	69,900	5,502,528
Teledyne Technologies, Inc. (a)	222,900	7,295,517
		12,798,045
Air Freight & Logistics - 0.5%
UTI Worldwide, Inc. (a)	479,400	6,050,028
Airlines - 0.3%
Alaska Air Group, Inc. (a)	151,900	3,502,814
Building Products - 1.8%
AAON, Inc.	363,500	7,128,235
Armstrong World Industries, Inc. (a)	357,100	8,784,660
Masco Corp.	548,900	7,646,177
		23,559,072
Commercial Services & Supplies - 0.8%
United Stationers, Inc. (a)	237,800	11,038,676
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Construction & Engineering - 1.0%
Chicago Bridge & Iron Co. NV (NY Shares)	523,400	$ 7,301,430
Granite Construction, Inc.	175,600	5,949,328
		13,250,758
Electrical Equipment - 1.6%
Encore Wire Corp. (d)	245,781	5,330,990
Energy Conversion Devices, Inc. (a)(d)	350,710	4,994,110
Regal-Beloit Corp.	117,700	5,456,572
Sunpower Corp. Class A (a)(d)	149,300	4,807,460
		20,589,132
Industrial Conglomerates - 0.7%
Carlisle Companies, Inc.	305,400	9,568,182
Machinery - 3.5%
Bucyrus International, Inc. Class A	262,719	7,744,956
Cummins, Inc.	169,900	7,307,399
Graco, Inc.	304,900	7,543,226
John Bean Technologies Corp.	560,400	7,767,144
Oshkosh Co.	283,700	7,787,565
Timken Co.	338,200	6,892,516
		45,042,806
Professional Services - 1.0%
ICF International, Inc. (a)	221,800	5,744,620
Kforce, Inc. (a)	676,400	6,588,136
		12,332,756
Road & Rail - 0.4%
Kansas City Southern (a)	249,200	5,061,252
Trading Companies & Distributors - 1.3%
Interline Brands, Inc. (a)	598,600	10,134,298
MSC Industrial Direct Co., Inc. Class A	156,200	6,129,288
		16,263,586
TOTAL INDUSTRIALS		179,057,107
INFORMATION TECHNOLOGY - 19.4%
Communications Equipment - 1.5%
Adtran, Inc.	205,200	4,957,632
Brocade Communications Systems, Inc. (a)	768,100	6,037,266
Comtech Telecommunications Corp. (a)	214,500	6,836,115
SeaChange International, Inc. (a)	174,453	1,596,245
		19,427,258
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Computers & Peripherals - 1.4%
QLogic Corp. (a)	561,100	$ 7,322,355
Super Micro Computer, Inc. (a)	908,391	7,212,625
Synaptics, Inc. (a)(d)	139,218	3,337,055
		17,872,035
Electronic Equipment & Components - 1.1%
Insight Enterprises, Inc. (a)	589,000	6,066,700
Trimble Navigation Ltd. (a)	345,300	8,187,063
		14,253,763
Internet Software & Services - 2.2%
Art Technology Group, Inc. (a)	1,648,632	6,248,315
DealerTrack Holdings, Inc. (a)	344,000	6,821,520
j2 Global Communications, Inc. (a)	352,930	8,466,791
Open Text Corp. (a)	159,100	6,029,659
		27,566,285
IT Services - 4.3%
Alliance Data Systems Corp. (a)(d)	195,400	9,965,400
NCI, Inc. Class A (a)	243,173	7,706,152
Sapient Corp. (a)	2,267,200	15,144,896
Wright Express Corp. (a)	783,000	22,143,240
		54,959,688
Semiconductors & Semiconductor Equipment - 5.0%
Amkor Technology, Inc. (a)	1,380,600	8,642,556
Atheros Communications, Inc. (a)	365,600	9,140,000
Brooks Automation, Inc. (a)	682,756	4,048,743
Fairchild Semiconductor International, Inc. (a)	561,851	4,961,144
Micron Technology, Inc. (a)	960,800	6,139,512
PMC-Sierra, Inc. (a)	696,972	6,377,294
Power Integrations, Inc.	215,000	6,297,350
Standard Microsystems Corp. (a)	175,192	4,064,454
Varian Semiconductor Equipment Associates, Inc. (a)	278,000	8,907,120
Volterra Semiconductor Corp. (a)	364,700	6,050,373
		64,628,546
Software - 3.9%
Ariba, Inc. (a)	789,571	8,298,391
i2 Technologies, Inc. (a)(d)	753,800	10,146,148
Kenexa Corp. (a)	653,100	7,967,820
Mentor Graphics Corp. (a)	511,850	3,552,239
Nuance Communications, Inc. (a)	460,100	6,073,320
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Software - continued
Radiant Systems, Inc. (a)	725,800	$ 7,301,548
Sybase, Inc. (a)	181,000	6,479,800
		49,819,266
TOTAL INFORMATION TECHNOLOGY		248,526,841
MATERIALS - 4.7%
Chemicals - 1.0%
Rockwood Holdings, Inc. (a)	467,900	8,384,768
W.R. Grace & Co. (a)	303,500	5,047,205
		13,431,973
Construction Materials - 0.6%
Texas Industries, Inc. (d)	164,800	7,498,400
Metals & Mining - 2.6%
Carpenter Technology Corp.	318,600	5,954,634
Cliffs Natural Resources, Inc.	136,400	3,735,996
Commercial Metals Co.	446,800	7,390,072
Compass Minerals International, Inc.	146,100	7,771,059
Red Back Mining, Inc. (a)	855,200	7,945,934
		32,797,695
Paper & Forest Products - 0.5%
Domtar Corp. (a)(d)	364,300	6,907,128
TOTAL MATERIALS		60,635,196
TELECOMMUNICATION SERVICES - 1.3%
Diversified Telecommunication Services - 0.4%
Premiere Global Services, Inc. (a)	507,700	4,868,843
Wireless Telecommunication Services - 0.9%
NII Holdings, Inc. (a)	226,300	5,209,426
SBA Communications Corp. Class A (a)	76,930	2,007,104
Syniverse Holdings, Inc. (a)	296,700	5,201,151
		12,417,681
TOTAL TELECOMMUNICATION SERVICES		17,286,524
UTILITIES - 3.5%
Electric Utilities - 1.2%
Cleco Corp.	252,400	5,979,356
Common Stocks - continued
	Shares	Value
UTILITIES - continued
Electric Utilities - continued
Portland General Electric Co.	237,700	$ 4,523,431
Westar Energy, Inc.	244,600	4,811,282
		15,314,069
Gas Utilities - 1.1%
Northwest Natural Gas Co.	156,900	7,004,016
Southwest Gas Corp.	275,300	6,667,766
		13,671,782
Multi-Utilities - 1.0%
NorthWestern Energy Corp.	223,400	5,406,280
PNM Resources, Inc.	589,900	7,196,780
		12,603,060
Water Utilities - 0.2%
SJW Corp.	52,500	1,177,050
Southwest Water Co.	436,600	2,134,974
		3,312,024
TOTAL UTILITIES		44,900,935
TOTAL COMMON STOCKS (Cost $1,098,301,179)		1,247,732,939
Nonconvertible Preferred Stocks - 0.6%

FINANCIALS - 0.6%
Real Estate Investment Trusts - 0.6%
Developers Diversified Realty Corp. (depositary shares) Series G, 8.00% (Cost $4,215,656)	515,284	7,564,369
U.S. Treasury Obligations - 0.2%
Principal Amount
U.S. Treasury Bills, yield at date of purchase 0.15% to 0.18% 8/6/09 to 9/24/09 (f) (Cost $2,319,651)	$ 2,320,000	2,319,695
Money Market Funds - 9.0%
	Shares	Value
Fidelity Cash Central Fund, 0.37% (b)	50,705,808	$ 50,705,808
Fidelity Securities Lending Cash Central Fund, 0.22% (b)(c)	65,007,592	65,007,592
TOTAL MONEY MARKET FUNDS (Cost $115,713,400)		115,713,400
TOTAL INVESTMENT PORTFOLIO - 106.9% (Cost $1,220,549,886)		1,373,330,403
NET OTHER ASSETS - (6.9)%		(89,054,210)
NET ASSETS - 100%		$ 1,284,276,193
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contracts
237 NYFE Russell 2000 Mini Index Contracts	Sept. 2009	$ 13,063,440	$ 737,758

The face value of futures purchased as a percentage of net assets - 1%
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company
(f) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $2,319,695.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 494,584
Fidelity Securities Lending Cash Central Fund	1,241,706
Total	$ 1,736,290
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Diamond Management & Technology Consultants, Inc.	$ 6,569,238	$ 896,904	$ 3,752,268	$ -	$ -
Digital Ally, Inc.	-	8,184,389	4,940,816	-	-
FCStone Group, Inc.	6,182,460	4,176,331	-	-	7,828,236
Intervest Bancshares Corp. Class A	2,981,758	-	228,879	-	-
Summer Infant, Inc.	3,322,239	53,055	1,390,772	-	-
Total	$ 19,055,695	$ 13,310,679	$ 10,312,735	$ -	$ 7,828,236
Other Information

The following is a summary of the inputs used, as of July 31, 2009, involving the Fund's assets and liabilities carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 171,974,951	$ 171,974,951	$ -	$ -
Consumer Staples	48,952,080	48,952,080	-	-
Energy	56,112,016	56,112,016	-	-
Financials	253,328,877	253,328,877	-	-
Health Care	174,522,781	174,522,781	-	-
Industrials	179,057,107	179,057,107	-	-
Information Technology	248,526,841	248,526,841	-	-
Materials	60,635,196	60,635,196	-	-
Telecommunication Services	17,286,524	17,286,524	-	-
Utilities	44,900,935	44,900,935	-	-
Money Market Funds	115,713,400	115,713,400	-	-
U.S. Government and Government Agency Obligations	2,319,695	-	2,319,695	-
Total Investments in Securities:	$ 1,373,330,403	$ 1,371,010,708	$ 2,319,695	$ -
Derivative Instruments:
Assets
Futures Contracts	$ 737,758	$ 737,758	$ -	$ -
Total Derivative Instruments:	$ 737,758	$ 737,758	$ -	$ -
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by risk exposure as of July 31, 2009. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ 737,758	$ -
Total Value of Derivatives	$ 737,758	$ -

(a) Reflects cumulative appreciation/(depreciation) on futures contracts as disclosed on the Schedule of Investments. Only the period end variation margin is separately disclosed on the Statement of Assets and Liabilities.

Income Tax Information
At July 31, 2009, the fund had a capital loss carryforward of approximately $328,938,313 of which $3,862,752, $19,665,075 and $305,410,486 will expire on July 31, 2015, 2016 and 2017, respectively.
The fund intends to elect to defer to its fiscal year ending July 31, 2010 approximately $257,575,605 of losses recognized during the period November 1, 2008 to July 31, 2009.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	July 31, 2009

Assets
Investment in securities, at value (including securities loaned of $62,637,453) - See accompanying schedule: Unaffiliated issuers (cost $1,094,798,047)	$ 1,249,788,767
Fidelity Central Funds (cost $115,713,400)	115,713,400
Other affiliated issuers (cost $10,038,439)	7,828,236
Total Investments (cost $1,220,549,886)		$ 1,373,330,403
Cash		79,764
Receivable for investments sold		16,105,611
Receivable for fund shares sold		1,642,759
Dividends receivable		663,702
Distributions receivable from Fidelity Central Funds		74,977
Prepaid expenses		4,350
Other receivables		206
Total assets		1,391,901,772

Liabilities
Payable for investments purchased	$ 41,436,962
Payable for fund shares redeemed	161,078
Accrued management fee	651,171
Payable for daily variation on futures contracts	3,023
Other affiliated payables	309,426
Other payables and accrued expenses	56,327
Collateral on securities loaned, at value	65,007,592
Total liabilities		107,625,579

Net Assets		$ 1,284,276,193
Net Assets consist of:
Paid in capital		$ 1,723,038,562
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(592,285,624)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		153,523,255
Net Assets		$ 1,284,276,193

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

July 31, 2009

Series Small Cap Opportunities: Net Asset Value, offering price and redemption price per share ($1,284,079,147 ÷ 185,148,185 shares)	$ 6.94

Class F: Net Asset Value, offering price and redemption price per share ($197,046 ÷ 28,398 shares)	$ 6.94

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended July 31, 2009

Investment Income
Dividends		$ 12,744,787
Interest		321,147
Income from Fidelity Central Funds (including $1,241,706 from security lending)		1,736,290
Total income		14,802,224

Expenses
Management fee Basic fee	$ 7,450,508
Performance adjustment	(1,238,006)
Transfer agent fees	3,036,463
Accounting and security lending fees	377,947
Custodian fees and expenses	74,373
Independent trustees' compensation	6,974
Audit	61,967
Legal	4,993
Miscellaneous	(41,243)
Total expenses before reductions	9,733,976
Expense reductions	(25,233)	9,708,743
Net investment income (loss)		5,093,481
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $479,171)	(326,028,246)
Other affiliated issuers	(12,887,675)
Foreign currency transactions	22,045
Futures contracts	2,716,804
Total net realized gain (loss)		(336,177,072)
Change in net unrealized appreciation (depreciation) on: Investment securities	195,238,857
Assets and liabilities in foreign currencies	5,116
Futures contracts	901,603
Total change in net unrealized appreciation (depreciation)		196,145,576
Net gain (loss)		(140,031,496)
Net increase (decrease) in net assets resulting from operations		$ (134,938,015)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended July 31, 2009	Year ended July 31, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 5,093,481	$ 2,463,379
Net realized gain (loss)	(336,177,072)	(252,868,274)
Change in net unrealized appreciation (depreciation)	196,145,576	21,436,338
Net increase (decrease) in net assets resulting from operations	(134,938,015)	(228,968,557)
Distributions to shareholders from net investment income	(5,991,213)	(1,830,941)
Distributions to shareholders from net realized gain	-	(2,229,984)
Total distributions	(5,991,213)	(4,060,925)
Share transactions - net increase (decrease)	76,947,174	596,799,565
Redemption fees	-	17,795
Total increase (decrease) in net assets	(63,982,054)	363,787,878

Net Assets
Beginning of period	1,348,258,247	984,470,369
End of period (including undistributed net investment income of $0 and undistributed net investment income of $184,561, respectively)	$ 1,284,276,193	$ 1,348,258,247

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Series Small Cap Opportunities

Years ended July 31,

2009

2008

2007 G

Selected Per-Share Data
Net asset value, beginning of period	$ 7.97	$ 9.65	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.03	.02	.01
Net realized and unrealized gain (loss)	(1.02)	(1.66)	(.36)
Total from investment operations	(.99)	(1.64)	(.35)
Distributions from net investment income	(.04)	(.02)	-
Distributions from net realized gain	-	(.02)	-
Total distributions	(.04)	(.04)	-
Redemption fees added to paid in capital D, J	-	- I	- I
Net asset value, end of period	$ 6.94	$ 7.97	$ 9.65
Total Return B, C	(12.34)%	(17.10)%	(3.50)%
Ratios to Average Net Assets E, H
Expenses before reductions	.93%	.93%	1.00% A
Expenses net of fee waivers, if any	.93%	.93%	1.00% A
Expenses net of all reductions	.93%	.92%	.98% A
Net investment income (loss)	.49%	.20%	.20% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,284,079	$ 1,348,258	$ 984,470
Portfolio turnover rate F	167%	179%	176% A
A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period March 22, 2007 (commencement of sale of shares) to July 31, 2007.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

J The redemption fee was eliminated during the year ended July 31, 2009.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class F

Years ended July 31,

2009 G

Selected Per-Share Data
Net asset value, beginning of period	$ 6.24
Income from Investment Operations
Net investment income (loss) D	- I
Net realized and unrealized gain (loss)	.70
Total from investment operations	.70
Net asset value, end of period	$ 6.94
Total Return B, C	11.22%
Ratios to Average Net Assets E, H
Expenses before reductions	.68% A
Expenses net of fee waivers, if any	.68% A
Expenses net of all reductions	.68% A
Net investment income (loss)	.11% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 197
Portfolio turnover rate F	167%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period June 26, 2009 (commencement of sale of shares) to July 31, 2009.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2009

1. Organization.

Fidelity Series Small Cap Opportunities Fund (formerly Fidelity Small Cap Opportunities Fund) (the Fund) is a fund of Fidelity Securities Fund (the trust) and is authorized to issue an unlimited number of shares. Shares of the Fund are only available for purchase by authorized intermediaries and mutual funds for which Fidelity Management and Research Company (FMR) or an affiliate serves as an investment manager and FMR investment professionals. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. In January 2009, the Board of Trustees of the Fund approved the creation of an additional class of shares. The Fund commenced sale of Class F shares and the existing class was designated Series Small Cap Opportunities on June 26, 2009. The Fund offers Series Small Cap Opportunities and Class F shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by FMR and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

Annual Report

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after period end through the date that the financial statements were issued, September 28, 2009, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are classified into three levels. Level 1 includes readily available unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes observable inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. Level 3 includes unobservable inputs when market prices are not readily available or reliable. Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy. The aggregate value by input level, as of July 31, 2009, for the Fund's investments is included at the end of the Fund's Schedule of Investments. Valuation techniques of the Fund's major categories of assets and liabilities as presented in the Schedule of Investments are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, are valued based on quotations received from dealers who make markets in such securities or by independent pricing services. For U.S. government and government agency obligations pricing services generally utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There are no unrecognized tax benefits in the accompanying financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to futures, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), market discount, partnerships, capital loss carryforwards, and losses deferred due to wash sales and excise tax regulations.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 232,459,701
Unrealized depreciation	(84,708,150)
Net unrealized appreciation (depreciation)	$ 147,751,551

Capital loss carryforward	$ (328,938,313)

Cost for federal income tax purposes	$ 1,225,578,852

The tax character of distributions paid was as follows:

	July 31, 2009	July 31, 2008
Ordinary Income	$ 5,991,213	$ 4,060,925

Short-Term Trading (Redemption) Fees. During the period, shares held in the Fund less than 90 days were subject to a redemption fee equal to 1.50% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital. On March 18, 2009, the Board of Trustees approved the removal of the redemption fee effective April 1, 2009, for shares held less than 90 days.

4. Investments in Derivative Instruments.

Objectives and Strategies for Investing in Derivative Instruments. The Fund uses derivative instruments ("derivatives"), including futures contracts, in order to meet its investment objectives. The Fund's strategy is to use derivatives as a risk management tool and as an additional way to gain exposure to certain types of assets. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

While utilizing derivatives in pursuit of its investment objectives, the Fund is exposed to certain financial risks relative to those derivatives. This risk is further explained below:

Equity Risk

Equity risk is the risk that the value of financial instruments will fluctuate as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Annual Report

4. Investments in Derivative Instruments - continued

Objectives and Strategies for Investing in Derivative Instruments - continued

The following notes provide more detailed information about each derivative type held by the Fund:

Futures Contracts. The Fund uses futures contracts to manage its exposure to the stock market. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Buying futures tends to increase a fund's exposure to the underlying instrument, while selling futures tends to decrease a fund's exposure to the underlying instrument. Risks of loss may exceed any futures variation margin reflected in the Fund's Statement of Assets and Liabilities and may include equity risk and potential lack of liquidity in the market. Futures have minimal counterparty risk to the Fund since the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. The underlying face amount at value of any open futures contracts at period end is shown in the Schedule of Investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end.

The purchaser or seller of a futures contract is not required to pay for or deliver the instrument unless the contract is held until the delivery date. Upon entering into a futures contract, a fund is required to deposit with a clearing broker, no later than the following business day, an amount ("initial margin") equal to a certain percentage of the face value of the contract. The initial margin may be in the form of cash or securities and is transferred to a segregated account on settlement date. Securities deposited to meet margin requirements are identified in the Fund's Schedule of Investments. Futures contracts are marked-to-market daily and subsequent payments ("variation margin") are made or received by a fund depending on the daily fluctuations in the value of the futures contract. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and changes in value are recognized as unrealized gain (loss). Realized gain (loss) is recorded upon the expiration or closing of the futures contract. The net realized gain (loss) and change in unrealized gain (loss) on futures contracts during the period is included on the Statement of Operations. The total underlying face amount of all open futures contracts at period end is indicative of the volume of this derivative type.

Annual Report

Notes to Financial Statements - continued

4. Investments in Derivative Instruments - continued

Realized and Change in Unrealized Gain (Loss) on Derivative Instruments. A summary of the Fund's value of derivatives by primary risk exposure as of period end, if any, is included at the end of the Fund's Schedule of Investments. The table below reflects the Fund's realized gain (loss) and change in unrealized gain (loss) for derivatives during the period.

Risk Exposure / Derivative Type	Realized Gain (Loss)	Change in Unrealized Gain (Loss)
Equity Risk
Futures Contracts	$ 2,716,804	$ 901,603
Total Derivatives Realized and Change in Unrealized Gain (Loss) (a)(b)	$ 2,716,804	$ 901,603

(a) Total derivatives realized gain (loss) included in the Statement of Operations is comprised of $2,716,804 for futures contracts.

(b) Total derivatives change in unrealized gain (loss) included in the Statement of Operations is comprised of $901,603 for futures contracts.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,848,372,215 and $1,741,394,811, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the retail class of the Fund, Series Small Cap Opportunities as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .59% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of each class, except for Class F. FIIOC receives no fees for providing transfer agency services to

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each applicable class were as follows:

	Amount	% of Average Net Assets
Series Small Cap Opportunities	$ 3,036,463.29

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $87,736 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $4,670 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are

Annual Report

Notes to Financial Statements - continued

8. Security Lending - continued

disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $12,184 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $2,308. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Series Small Cap Opportunities	$ 10,741

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2009	2008
From net investment income
Series Small Cap Opportunities	$ 5,991,213	$ 1,830,941
From net realized gain
Series Small Cap Opportunities	$ -	$ 2,229,984

Annual Report

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2009 A	2008	2009 A	2008
Series Small Cap Opportunities
Shares sold	29,784,876	73,476,787	$ 160,099,974	$ 653,632,580
Reinvestment of distributions	1,140,271	436,164	5,991,213	4,060,925
Shares redeemed	(15,013,563)	(6,737,185)	(89,319,366)	(60,893,940)
Net increase (decrease)	15,911,584	67,175,766	$ 76,771,821	$ 596,799,565
Class F
Shares sold	28,431	-	$ 175,553	$ -
Shares redeemed	(33)	-	(200)	-
Net increase (decrease)	28,398	-	$ 175,353	$ -

A Share transactions for Class F are for the period June 26, 2009 (commencement of sale of shares) to July 31, 2009.

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At period end, mutual funds managed by FMR or an affiliate were the owners of record of substantially all of the outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and Shareholders of Fidelity Series Small Cap Opportunities Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Series Small Cap Opportunities Fund (the Fund) (formerly Fidelity Small Cap Opportunities Fund), a fund of Fidelity Securities Fund, including the schedule of investments, as of July 31, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2009, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Series Small Cap Opportunities Fund as of July 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

September 28, 2009

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for Edward C. Johnson 3d and James C. Curvey, each of the Trustees oversees 220 funds advised by FMR or an affiliate. Mr. Johnson oversees 262 funds advised by FMR or an affiliate. Mr. Curvey oversees 392 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (79)

Year of Election or Appointment: 1984

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (74)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-
present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (61)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (55)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (65)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (64)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-
present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (65)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (70)

Year of Election or Appointment: 2002

Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (60)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (58)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-
present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-
present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (65)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (39)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2009-present) and is an employee of Fidelity Investments (2004-
present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Brian B. Hogan (44)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-
present). Previously, Mr. Hogan served as a portfolio manager.

Thomas C. Hense (45)

Year of Election or Appointment: 2008

Vice President of Fidelity's High Income and Small Cap Funds. Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Scott C. Goebel (41)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-
present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (40)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Vice President and Associate General Counsel of FMR LLC (2005-present), and is an employee of Fidelity Investments.

Holly C. Laurent (55)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (50)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (62)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (47)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian also serves as Chief Financial Officer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments. Previously, Mr. Christian served as Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009) and as Vice President of Business Analysis (2003-2004).

Bryan A. Mehrmann (48)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (41)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

John R. Hebble (51)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Paul M. Murphy (62)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments. Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (50)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions (Unaudited)

A total of 0.96% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates 85% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 100%, of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2010 of amounts for use in preparing 2009 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Series Small Cap Opportunities Fund (formerly known as Fidelity Small Cap Opportunities Fund)

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2009 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. In response to last year's financial crisis, FMR took a number of actions intended to cut costs and improve efficiency without weakening the investment teams or resources. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure and broaden the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) contractually agreeing to reduce the management fee on Fidelity U.S. Bond Index Fund; and (iv) expanding Class A and Class T load waiver categories to increase rollover retention opportunities and create consistent policies across the classes.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance, as well as the fund's relative investment performance measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board. Because the fund had been in existence less than three calendar years, the following chart considered by the Board shows, for the one-year period ended December 31, 2008, the fund's total return, the total return of a broad-based securities market index ("benchmark"), and a range of total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. (The fund did not offer Class F as of December 31, 2008.) The box within the chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below the chart corresponds to the percentile box and represents the percentage of funds in the peer group whose performance was equal to or lower than that of the fund.

Annual Report

Fidelity Series Small Cap Opportunities Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of the fund was in the fourth quartile for all the periods shown. The Board also stated that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board stated that it is difficult to evaluate in any comprehensive fashion the performance of the fund, in light of its relatively recent commencement of operations.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board reviewed the year-to-date performance of the fund through May 31, 2009 and stated that it exceeded the fund's benchmark.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in 2008, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 12% means that 88% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity Series Small Cap Opportunities Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2008. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for 2008 represents calculations for performance periods that differ from the period shown in the performance chart above.

In connection with the renewal of the fund's management contract, the Board also approved non-material amendments to the fund's management contract to clarify certain provisions regarding the calculation of the fund's performance adjustment.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of the fund's total expenses, the Board considered the fund's management fee as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered current and historical total expenses of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the fund's total expenses ranked below its competitive median for 2008.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the fund's total expenses were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Annual Report

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board created an Ad Hoc Committee (the "Committee") to analyze economies of scale. The Committee was formed to consider whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board also considered that although the fund is offered only to other funds advised by FMR or an affiliate, it continues to incur management expenses. The Board further noted that the fund may continue to realize benefits from the group fee structure, even though assets may not be expected to grow significantly at the fund level. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Committee, that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's compensation structure for portfolio managers and key personnel, including performance benchmarks used by Fidelity in evaluating incentive compensation for portfolio managers and research analysts; (iv) the structure and process of equity research and actions taken by FMR to improve the quality of research; (v) the selection of and compensation paid by FMR to fund sub-advisers; (vi) Fidelity's fee structures and rationale for recommending different fees among categories of funds; (vii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; (viii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; and (ix) explanations for the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)
Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

For mutual fund and brokerage trading.

For quotes.*

For account balances and holdings.

To review orders and mutual
fund activity.

To change your PIN.

To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)
Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)
Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)
For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)
For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

15445 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
Campbell, CA

19200 Von Karman Avenue
Irvine, CA

601 Larkspur Landing Circle
Larkspur, CA

2000 Avenue of the Stars
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73-575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

123 South Lake Avenue
Pasadena, CA

16656 Bernardo Ctr. Drive
Rancho Bernardo, CA

1220 Roseville Parkway
Roseville, CA

1740 Arden Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

11943 El Camino Real
San Diego, CA

8 Montgomery Street
San Francisco, CA

3793 State Street
Santa Barbara, CA

1200 Wilshire Boulevard
Santa Monica, CA

398 West El Camino Real
Sunnyvale, CA

111 South Westlake Blvd
Thousand Oaks, CA

21701 Hawthorne Boulevard
Torrance, CA

2001 North Main Street
Walnut Creek, CA

6326 Canoga Avenue
Woodland Hills, CA

Colorado

281 East Flatiron Circle
Broomfield, CO

1625 Broadway
Denver, CO

9185 Westview Road
Lone Tree, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

400 Delaware Avenue
Wilmington, DE

Florida

175 East Altamonte Drive
Altamonte Springs, FL

4400 N. Federal Highway
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

4671 Town Center Parkway
Jacksonville, FL

8880 Tamiami Trail, North
Naples, FL

230 Royal Palm Way
Palm Beach, FL

3501 PGA Boulevard
Palm Beach Gardens, FL

3550 Tamiami Trail, South
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

2465 State Road 7
Wellington, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

401 North Michigan Avenue
Chicago, IL

One Skokie Valley Road
Highland Park, IL

1415 West 22nd Street
Oak Brook, IL

15105 S LaGrange Road
Orland Park, IL

1572 East Golf Road
Schaumburg, IL

Indiana

4729 East 82nd Street
Indianapolis, IN

8480 Keystone Crossing
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7315 Wisconsin Avenue
Bethesda, MD

610 York Road
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

238 Main Street
Cambridge, MA

200 Endicott Street
Danvers, MA

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

405 Cochituate Road
Framingham, MA

551 Boston Turnpike
Shrewsbury, MA

Michigan

500 E. Eisenhower Pkwy.
Ann Arbor, MI

280 Old N. Woodward Ave.
Birmingham, MI

30200 Northwestern Hwy.
Farmington Hills, MI

43420 Grand River Avenue
Novi, MI

Minnesota

7740 France Avenue South
Edina, MN

8342 3rd Street North
Oakdale, MN

Missouri

1524 South Lindbergh Blvd.
St. Louis, MO

Nevada

2225 Village Walk Drive
Henderson, NV

New Jersey

501 Route 73 South
Marlton, NJ

150 Essex Street
Millburn, NJ

35 Morris Street
Morristown, NJ

396 Route 17, North
Paramus, NJ

3518 Route 1 North
Princeton, NJ

530 Broad Street
Shrewsbury, NJ

New Mexico

2261 Q Street NE
Albuquerque, NM

New York

1130 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

980 Madison Avenue
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

200 Fifth Avenue
New York, NY

733 Third Avenue
New York, NY

11 Penn Plaza
New York, NY

2070 Broadway
New York, NY

1075 Northern Blvd.
Roslyn, NY

799 Central Park Avenue
Scarsdale, NY

North Carolina

4611 Sharon Road
Charlotte, NC

7011 Fayetteville Road
Durham, NC

Ohio

3805 Edwards Road
Cincinnati, OH

1324 Polaris Parkway
Columbus, OH

1800 Crocker Road
Westlake, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

7493 SW Bridgeport Road
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

10 Memorial Boulevard
Providence, RI

Tennessee

3018 Peoples Street
Johnson City, TN

7628 West Farmington Blvd.
Germantown, TN

2035 Mallory Lane
Franklin, TN

Texas

10000 Research Boulevard
Austin, TX

4001 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

6560 Fannin Street
Houston, TX

1701 Lake Robbins Drive
The Woodlands, TX

6500 N. MacArthur Blvd.
Irving, TX

6005 West Park Boulevard
Plano, TX

14100 San Pedro
San Antonio, TX

1576 East Southlake Blvd.
Southlake, TX

Utah

279 West South Temple
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

Washington

10500 NE 8th Street
Bellevue, WA

1518 6th Avenue
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

16020 West Bluemound Road
Brookfield, WI

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity Investments Japan Limited

FIL Investment Advisors

FIL Investment Advisors (U.K.) Ltd.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.

New York, NY

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) 1-800-544-5555

Automated line for quickest service

SMO-ANN-0909
1.839807.102

Fidelity®

Series Small Cap Opportunities

Fund
(formerly Fidelity Small Cap Opportunities Fund)
Class F

Annual Report

July 31, 2009
(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

We've seen a welcome uptick in the global equity markets this spring and summer, as signs of stabilization in some economic indicators have brought many investors back into the marketplace. But there remain other key measures - notably high unemployment and slack consumer spending - that suggest the road back to economic health could still be a bumpy ride. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,
/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2009	Past 1 year	Life of fund B
Class F A	-12.34%	-13.95%

A The initial offering of Class F shares took place on June 26, 2009. Returns prior to June 26, 2009 are those of Series Small Cap Opportunities, the original class of the fund.

B From March 22, 2007.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Series Small Cap Opportunities Fund - Class F on March 22, 2007, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell 2000® Index performed over the same period. The initial offering of Class F took place on June 26, 2009. See above for additional information regarding the performance of Class F.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stocks - battered by the effects of a global credit crisis for most of the year - were aided by early signs of a healing economy during the final months of the year ending July 31, 2009. For roughly half of the 12-month period, equities were in free fall, as a succession of large financial institutions around the world either collapsed or were forced into mergers or government conservatorship, and harried investors relinquished riskier assets in a massive flight to quality. By March, however, as unprecedented government interventions around the world took root, signs of a potential recovery began to emerge: corporate profits, though still weak, began to stabilize and valuations started to return to normal trading ranges. Against this improving backdrop, major equity indexes posted significant gains in March and April, which carried through to the end of the period. For the year overall, the Standard & Poor's 500SM Index declined 19.96%, while the Dow Jones U.S. Total Stock Market IndexSM - the broadest overall gauge of domestic equities - was down 19.95%. Meanwhile, the blue-chip-laden Dow Jones Industrial AverageSM fell 16.62% and the technology-heavy Nasdaq Composite® Index posted a 14.05% loss.

Comments from Lionel Harris, Portfolio Manager of Fidelity® Series Small Cap Opportunities Fund: For the year ending July 31, 2009, the fund's Class F shares solidly outperformed the Russell 2000® Index, which returned -20.72%. (For specific class-level results, please see the performance section of this report.) Strong stock selection in the information technology, industrials, consumer discretionary, materials and energy sectors helped relative performance, as did favorable market weightings in most of these areas. A modest cash position added value as well. Few sectors detracted, and those that did - consumer staples, utilities and telecommunication services - did so only modestly. The fund's top individual contributor during the year was biopharmaceutical company Questcor Pharmaceuticals. Other standouts included real estate company Forestar Group; technology hardware, software and services provider Insight Enterprises; apparel retailer Chico's FAS; and steelmaker Steel Dynamics, an out-of-index position. Timely ownership was the key to our success in each of these cases. On the down side, private-equity firm KKR Financial Holdings was the biggest drag on performance, followed by financial institution Huntington Bancshares and mall operator General Growth Properties - the latter of which declared bankruptcy. None of these detractors were part of the benchmark. Also, many of the stocks I've mentioned were no longer held at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2009 to July 31, 2009) for Series Small Cap Opportunities and for the entire period (June 26, 2009 to July 31, 2009) for Class F. The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (February 1, 2009 to July 31, 2009).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value	Ending Account Value July 31, 2009	Expenses Paid During Period
Series Small Cap Opportunities	1.01%
Actual		$ 1,000.00	$ 1,368.80	$ 5.93 B
HypotheticalA		$ 1,000.00	$ 1,019.79	$ 5.06 C
Class F	.68%
Actual		$ 1,000.00	$ 1,112.20	$ .71 B
HypotheticalA		$ 1,000.00	$ 1,021.42	$ 3.41 C

A 5% return per year before expenses

B Actual expenses are equal to each class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period for Series Small Cap Opportunities and multiplied by 36/365 (to reflect the period June 26, 2009 to July 31, 2009) for Class F.

C Hypothetical expenses are equal for each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Wright Express Corp.	1.7	0.0
Sapient Corp.	1.2	0.0
Astoria Financial Corp.	1.0	0.0
Affiliated Managers Group, Inc.	1.0	1.1
Forestar Group, Inc.	1.0	1.6
Waddell & Reed Financial, Inc. Class A	1.0	1.1
CapitalSource, Inc.	0.9	0.8
SVB Financial Group	0.9	0.6
United Stationers, Inc.	0.8	0.6
Reinsurance Group of America, Inc.	0.9	1.1
	10.4
Top Five Market Sectors as of July 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	19.7	20.8
Information Technology	19.4	16.3
Industrials	13.9	14.5
Health Care	13.6	15.3
Consumer Discretionary	13.4	10.1
Asset Allocation (% of fund's net assets)
As of July 31, 2009*		As of January 31, 2009**
	Stocks and Equity Futures 98.7%		Stocks and Equity Futures 95.6%
	Convertible Securities 0.0%		Convertible Securities 0.7%
	Short-Term Investments and Net Other Assets 1.3%		Short-Term Investments and Net Other Assets 3.7%
* Foreign investments	8.5%	** Foreign investments	7.4%

Annual Report

Investments July 31, 2009

Showing Percentage of Net Assets

Common Stocks - 97.1%
	Shares	Value
CONSUMER DISCRETIONARY - 13.4%
Diversified Consumer Services - 2.0%
Brinks Home Security Holdings, Inc. (a)	300,200	$ 8,951,964
Coinstar, Inc. (a)	201,866	6,708,007
Regis Corp.	522,700	7,140,082
Steiner Leisure Ltd. (a)	90,500	2,869,755
		25,669,808
Hotels, Restaurants & Leisure - 2.5%
Bally Technologies, Inc. (a)	148,700	5,384,427
Jack in the Box, Inc. (a)	362,800	7,655,080
Orient Express Hotels Ltd. Class A	713,500	6,314,475
Red Robin Gourmet Burgers, Inc. (a)	218,360	4,087,699
Wyndham Worldwide Corp.	655,500	9,144,225
		32,585,906
Household Durables - 0.8%
Mohawk Industries, Inc. (a)	188,200	9,707,356
Internet & Catalog Retail - 1.1%
dELiA*s, Inc. (a)	1,245,134	3,137,738
Expedia, Inc. (a)	239,900	4,968,329
HSN, Inc. (a)	584,048	5,916,406
		14,022,473
Media - 0.7%
CKX, Inc. (a)	1,189,014	8,560,901
Specialty Retail - 3.4%
Cabela's, Inc. Class A (a)	309,100	5,010,511
Chico's FAS, Inc. (a)	624,900	7,167,603
Genesco, Inc. (a)	294,655	6,399,907
New York & Co., Inc. (a)	334,579	1,204,484
Shoe Carnival, Inc. (a)	457,761	5,722,013
Signet Jewelers Ltd.	365,800	8,076,864
Tiffany & Co., Inc.	199,000	5,936,170
Zumiez, Inc. (a)	418,578	3,997,420
		43,514,972
Textiles, Apparel & Luxury Goods - 2.9%
American Apparel, Inc. (a)(d)	1,484,000	5,698,560
Deckers Outdoor Corp. (a)	95,300	6,443,233
FGX International Ltd. (a)	196,791	2,599,609
Gildan Activewear, Inc. (a)	404,700	6,746,565
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Textiles, Apparel & Luxury Goods - continued
Iconix Brand Group, Inc. (a)	465,200	$ 8,150,304
Jones Apparel Group, Inc.	601,400	8,275,264
		37,913,535
TOTAL CONSUMER DISCRETIONARY		171,974,951
CONSUMER STAPLES - 3.8%
Food & Staples Retailing - 1.0%
BJ's Wholesale Club, Inc. (a)	232,800	7,763,880
The Great Atlantic & Pacific Tea Co. (a)(d)	832,300	4,802,371
		12,566,251
Food Products - 1.8%
Cosan Ltd. Class A (a)	1,119,900	7,525,728
Hain Celestial Group, Inc. (a)	251,500	4,177,415
PureCircle Ltd. (a)	1,336,200	5,313,087
Tyson Foods, Inc. Class A	511,300	5,844,159
		22,860,389
Personal Products - 1.0%
Elizabeth Arden, Inc. (a)	693,500	6,657,600
Inter Parfums, Inc.	672,000	6,867,840
		13,525,440
TOTAL CONSUMER STAPLES		48,952,080
ENERGY - 4.4%
Energy Equipment & Services - 1.0%
Atwood Oceanics, Inc. (a)	228,700	6,595,708
Hornbeck Offshore Services, Inc. (a)	248,800	5,418,864
		12,014,572
Oil, Gas & Consumable Fuels - 3.4%
Comstock Resources, Inc. (a)	242,600	9,340,100
Encore Acquisition Co. (a)	171,500	6,105,400
EXCO Resources, Inc. (a)	554,048	7,612,620
Goodrich Petroleum Corp. (a)(d)	161,800	4,150,170
Mariner Energy, Inc. (a)	378,200	4,534,618
Common Stocks - continued
	Shares	Value
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Massey Energy Co.	229,300	$ 6,099,380
Whiting Petroleum Corp. (a)	136,100	6,255,156
		44,097,444
TOTAL ENERGY		56,112,016
FINANCIALS - 19.1%
Capital Markets - 3.8%
Affiliated Managers Group, Inc. (a)	203,700	13,448,274
Cohen & Steers, Inc. (d)	425,000	7,764,750
FCStone Group, Inc. (a)(e)	1,400,400	7,828,236
optionsXpress Holdings, Inc.	403,100	7,284,017
Waddell & Reed Financial, Inc. Class A	450,900	12,792,033
		49,117,310
Commercial Banks - 4.6%
Associated Banc-Corp.	535,928	5,809,460
Boston Private Financial Holdings, Inc. (d)	428,300	1,961,614
CapitalSource, Inc.	2,531,000	11,743,840
City National Corp. (d)	222,400	8,771,456
Intervest Bancshares Corp. Class A (a)	330,262	1,053,536
PacWest Bancorp	520,000	8,361,600
SVB Financial Group (a)(d)	330,000	11,632,500
TCF Financial Corp. (d)	650,000	9,191,000
		58,525,006
Insurance - 4.5%
Allied World Assurance Co. Holdings Ltd.	99,400	4,319,924
American Safety Insurance Group Ltd. (a)	458,700	7,536,441
Aspen Insurance Holdings Ltd.	244,100	6,070,767
eHealth, Inc. (a)	387,000	6,284,880
Endurance Specialty Holdings Ltd.	191,200	6,380,344
IPC Holdings Ltd.	254,200	7,356,548
Max Capital Group Ltd.	225,400	4,501,238
Reinsurance Group of America, Inc.	265,300	11,009,950
W.R. Berkley Corp.	190,300	4,420,669
		57,880,761
Real Estate Investment Trusts - 2.6%
Alexandria Real Estate Equities, Inc.	275,000	10,480,250
Digital Realty Trust, Inc.	114,200	4,630,810
Highwoods Properties, Inc. (SBI)	226,900	5,810,909
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Real Estate Investment Trusts - continued
Home Properties, Inc.	151,600	$ 5,412,120
National Retail Properties, Inc.	365,400	7,202,034
		33,536,123
Real Estate Management & Development - 1.7%
Forestar Group, Inc. (a)(d)	1,022,000	13,306,440
Jones Lang LaSalle, Inc.	236,000	8,958,560
		22,265,000
Thrifts & Mortgage Finance - 1.9%
Astoria Financial Corp.	1,390,000	13,496,900
Washington Federal, Inc.	785,600	10,943,408
		24,440,308
TOTAL FINANCIALS		245,764,508
HEALTH CARE - 13.6%
Biotechnology - 2.3%
Acorda Therapeutics, Inc. (a)	21,900	553,194
Alkermes, Inc. (a)	419,400	4,328,208
Cephalon, Inc. (a)	72,000	4,222,800
Dendreon Corp. (a)	133,000	3,219,930
Micromet, Inc. (a)	99,300	638,499
PDL BioPharma, Inc.	703,200	5,787,336
Theravance, Inc. (a)	419,000	6,326,900
United Therapeutics Corp. (a)	55,100	5,103,362
		30,180,229
Health Care Equipment & Supplies - 3.5%
ev3, Inc. (a)	550,200	6,750,954
Integra LifeSciences Holdings Corp. (a)	224,300	7,101,338
Meridian Bioscience, Inc.	88,900	1,957,578
Orthofix International NV (a)	269,616	7,511,502
Orthovita, Inc. (a)	1,512,944	9,849,265
Sirona Dental Systems, Inc. (a)	316,200	8,218,038
Wright Medical Group, Inc. (a)	246,400	3,429,888
		44,818,563
Health Care Providers & Services - 3.1%
Brookdale Senior Living, Inc.	648,500	6,945,435
Genoptix, Inc. (a)	162,100	5,075,351
Hanger Orthopedic Group, Inc. (a)	238,000	3,265,360
IPC The Hospitalist Co., Inc. (a)	260,813	7,263,642
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Health Care Providers & Services - continued
Providence Service Corp. (a)	567,000	$ 5,981,850
Psychiatric Solutions, Inc. (a)	262,300	7,087,346
ResCare, Inc. (a)	276,500	4,318,930
		39,937,914
Life Sciences Tools & Services - 2.4%
Bruker BioSciences Corp. (a)	809,000	8,138,540
Life Technologies Corp. (a)	131,000	5,964,430
Medtox Scientific, Inc. (a)	76,214	685,926
QIAGEN NV (a)	368,400	6,984,864
Varian, Inc. (a)	168,000	8,527,680
		30,301,440
Pharmaceuticals - 2.3%
Ardea Biosciences, Inc. (a)	258,000	5,025,840
Cadence Pharmaceuticals, Inc. (a)(d)	338,700	4,098,270
Optimer Pharmaceuticals, Inc. (a)	264,000	3,719,760
ViroPharma, Inc. (a)	609,900	4,494,963
Vivus, Inc. (a)	790,400	5,856,864
XenoPort, Inc. (a)	299,800	6,088,938
		29,284,635
TOTAL HEALTH CARE		174,522,781
INDUSTRIALS - 13.9%
Aerospace & Defense - 1.0%
Alliant Techsystems, Inc. (a)	69,900	5,502,528
Teledyne Technologies, Inc. (a)	222,900	7,295,517
		12,798,045
Air Freight & Logistics - 0.5%
UTI Worldwide, Inc. (a)	479,400	6,050,028
Airlines - 0.3%
Alaska Air Group, Inc. (a)	151,900	3,502,814
Building Products - 1.8%
AAON, Inc.	363,500	7,128,235
Armstrong World Industries, Inc. (a)	357,100	8,784,660
Masco Corp.	548,900	7,646,177
		23,559,072
Commercial Services & Supplies - 0.8%
United Stationers, Inc. (a)	237,800	11,038,676
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Construction & Engineering - 1.0%
Chicago Bridge & Iron Co. NV (NY Shares)	523,400	$ 7,301,430
Granite Construction, Inc.	175,600	5,949,328
		13,250,758
Electrical Equipment - 1.6%
Encore Wire Corp. (d)	245,781	5,330,990
Energy Conversion Devices, Inc. (a)(d)	350,710	4,994,110
Regal-Beloit Corp.	117,700	5,456,572
Sunpower Corp. Class A (a)(d)	149,300	4,807,460
		20,589,132
Industrial Conglomerates - 0.7%
Carlisle Companies, Inc.	305,400	9,568,182
Machinery - 3.5%
Bucyrus International, Inc. Class A	262,719	7,744,956
Cummins, Inc.	169,900	7,307,399
Graco, Inc.	304,900	7,543,226
John Bean Technologies Corp.	560,400	7,767,144
Oshkosh Co.	283,700	7,787,565
Timken Co.	338,200	6,892,516
		45,042,806
Professional Services - 1.0%
ICF International, Inc. (a)	221,800	5,744,620
Kforce, Inc. (a)	676,400	6,588,136
		12,332,756
Road & Rail - 0.4%
Kansas City Southern (a)	249,200	5,061,252
Trading Companies & Distributors - 1.3%
Interline Brands, Inc. (a)	598,600	10,134,298
MSC Industrial Direct Co., Inc. Class A	156,200	6,129,288
		16,263,586
TOTAL INDUSTRIALS		179,057,107
INFORMATION TECHNOLOGY - 19.4%
Communications Equipment - 1.5%
Adtran, Inc.	205,200	4,957,632
Brocade Communications Systems, Inc. (a)	768,100	6,037,266
Comtech Telecommunications Corp. (a)	214,500	6,836,115
SeaChange International, Inc. (a)	174,453	1,596,245
		19,427,258
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Computers & Peripherals - 1.4%
QLogic Corp. (a)	561,100	$ 7,322,355
Super Micro Computer, Inc. (a)	908,391	7,212,625
Synaptics, Inc. (a)(d)	139,218	3,337,055
		17,872,035
Electronic Equipment & Components - 1.1%
Insight Enterprises, Inc. (a)	589,000	6,066,700
Trimble Navigation Ltd. (a)	345,300	8,187,063
		14,253,763
Internet Software & Services - 2.2%
Art Technology Group, Inc. (a)	1,648,632	6,248,315
DealerTrack Holdings, Inc. (a)	344,000	6,821,520
j2 Global Communications, Inc. (a)	352,930	8,466,791
Open Text Corp. (a)	159,100	6,029,659
		27,566,285
IT Services - 4.3%
Alliance Data Systems Corp. (a)(d)	195,400	9,965,400
NCI, Inc. Class A (a)	243,173	7,706,152
Sapient Corp. (a)	2,267,200	15,144,896
Wright Express Corp. (a)	783,000	22,143,240
		54,959,688
Semiconductors & Semiconductor Equipment - 5.0%
Amkor Technology, Inc. (a)	1,380,600	8,642,556
Atheros Communications, Inc. (a)	365,600	9,140,000
Brooks Automation, Inc. (a)	682,756	4,048,743
Fairchild Semiconductor International, Inc. (a)	561,851	4,961,144
Micron Technology, Inc. (a)	960,800	6,139,512
PMC-Sierra, Inc. (a)	696,972	6,377,294
Power Integrations, Inc.	215,000	6,297,350
Standard Microsystems Corp. (a)	175,192	4,064,454
Varian Semiconductor Equipment Associates, Inc. (a)	278,000	8,907,120
Volterra Semiconductor Corp. (a)	364,700	6,050,373
		64,628,546
Software - 3.9%
Ariba, Inc. (a)	789,571	8,298,391
i2 Technologies, Inc. (a)(d)	753,800	10,146,148
Kenexa Corp. (a)	653,100	7,967,820
Mentor Graphics Corp. (a)	511,850	3,552,239
Nuance Communications, Inc. (a)	460,100	6,073,320
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Software - continued
Radiant Systems, Inc. (a)	725,800	$ 7,301,548
Sybase, Inc. (a)	181,000	6,479,800
		49,819,266
TOTAL INFORMATION TECHNOLOGY		248,526,841
MATERIALS - 4.7%
Chemicals - 1.0%
Rockwood Holdings, Inc. (a)	467,900	8,384,768
W.R. Grace & Co. (a)	303,500	5,047,205
		13,431,973
Construction Materials - 0.6%
Texas Industries, Inc. (d)	164,800	7,498,400
Metals & Mining - 2.6%
Carpenter Technology Corp.	318,600	5,954,634
Cliffs Natural Resources, Inc.	136,400	3,735,996
Commercial Metals Co.	446,800	7,390,072
Compass Minerals International, Inc.	146,100	7,771,059
Red Back Mining, Inc. (a)	855,200	7,945,934
		32,797,695
Paper & Forest Products - 0.5%
Domtar Corp. (a)(d)	364,300	6,907,128
TOTAL MATERIALS		60,635,196
TELECOMMUNICATION SERVICES - 1.3%
Diversified Telecommunication Services - 0.4%
Premiere Global Services, Inc. (a)	507,700	4,868,843
Wireless Telecommunication Services - 0.9%
NII Holdings, Inc. (a)	226,300	5,209,426
SBA Communications Corp. Class A (a)	76,930	2,007,104
Syniverse Holdings, Inc. (a)	296,700	5,201,151
		12,417,681
TOTAL TELECOMMUNICATION SERVICES		17,286,524
UTILITIES - 3.5%
Electric Utilities - 1.2%
Cleco Corp.	252,400	5,979,356
Common Stocks - continued
	Shares	Value
UTILITIES - continued
Electric Utilities - continued
Portland General Electric Co.	237,700	$ 4,523,431
Westar Energy, Inc.	244,600	4,811,282
		15,314,069
Gas Utilities - 1.1%
Northwest Natural Gas Co.	156,900	7,004,016
Southwest Gas Corp.	275,300	6,667,766
		13,671,782
Multi-Utilities - 1.0%
NorthWestern Energy Corp.	223,400	5,406,280
PNM Resources, Inc.	589,900	7,196,780
		12,603,060
Water Utilities - 0.2%
SJW Corp.	52,500	1,177,050
Southwest Water Co.	436,600	2,134,974
		3,312,024
TOTAL UTILITIES		44,900,935
TOTAL COMMON STOCKS (Cost $1,098,301,179)		1,247,732,939
Nonconvertible Preferred Stocks - 0.6%

FINANCIALS - 0.6%
Real Estate Investment Trusts - 0.6%
Developers Diversified Realty Corp. (depositary shares) Series G, 8.00% (Cost $4,215,656)	515,284	7,564,369
U.S. Treasury Obligations - 0.2%
Principal Amount
U.S. Treasury Bills, yield at date of purchase 0.15% to 0.18% 8/6/09 to 9/24/09 (f) (Cost $2,319,651)	$ 2,320,000	2,319,695
Money Market Funds - 9.0%
	Shares	Value
Fidelity Cash Central Fund, 0.37% (b)	50,705,808	$ 50,705,808
Fidelity Securities Lending Cash Central Fund, 0.22% (b)(c)	65,007,592	65,007,592
TOTAL MONEY MARKET FUNDS (Cost $115,713,400)		115,713,400
TOTAL INVESTMENT PORTFOLIO - 106.9% (Cost $1,220,549,886)		1,373,330,403
NET OTHER ASSETS - (6.9)%		(89,054,210)
NET ASSETS - 100%		$ 1,284,276,193
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contracts
237 NYFE Russell 2000 Mini Index Contracts	Sept. 2009	$ 13,063,440	$ 737,758

The face value of futures purchased as a percentage of net assets - 1%
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company
(f) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $2,319,695.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 494,584
Fidelity Securities Lending Cash Central Fund	1,241,706
Total	$ 1,736,290
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Diamond Management & Technology Consultants, Inc.	$ 6,569,238	$ 896,904	$ 3,752,268	$ -	$ -
Digital Ally, Inc.	-	8,184,389	4,940,816	-	-
FCStone Group, Inc.	6,182,460	4,176,331	-	-	7,828,236
Intervest Bancshares Corp. Class A	2,981,758	-	228,879	-	-
Summer Infant, Inc.	3,322,239	53,055	1,390,772	-	-
Total	$ 19,055,695	$ 13,310,679	$ 10,312,735	$ -	$ 7,828,236
Other Information

The following is a summary of the inputs used, as of July 31, 2009, involving the Fund's assets and liabilities carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 171,974,951	$ 171,974,951	$ -	$ -
Consumer Staples	48,952,080	48,952,080	-	-
Energy	56,112,016	56,112,016	-	-
Financials	253,328,877	253,328,877	-	-
Health Care	174,522,781	174,522,781	-	-
Industrials	179,057,107	179,057,107	-	-
Information Technology	248,526,841	248,526,841	-	-
Materials	60,635,196	60,635,196	-	-
Telecommunication Services	17,286,524	17,286,524	-	-
Utilities	44,900,935	44,900,935	-	-
Money Market Funds	115,713,400	115,713,400	-	-
U.S. Government and Government Agency Obligations	2,319,695	-	2,319,695	-
Total Investments in Securities:	$ 1,373,330,403	$ 1,371,010,708	$ 2,319,695	$ -
Derivative Instruments:
Assets
Futures Contracts	$ 737,758	$ 737,758	$ -	$ -
Total Derivative Instruments:	$ 737,758	$ 737,758	$ -	$ -
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by risk exposure as of July 31, 2009. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ 737,758	$ -
Total Value of Derivatives	$ 737,758	$ -

(a) Reflects cumulative appreciation/(depreciation) on futures contracts as disclosed on the Schedule of Investments. Only the period end variation margin is separately disclosed on the Statement of Assets and Liabilities.

Income Tax Information
At July 31, 2009, the fund had a capital loss carryforward of approximately $328,938,313 of which $3,862,752, $19,665,075 and $305,410,486 will expire on July 31, 2015, 2016 and 2017, respectively.
The fund intends to elect to defer to its fiscal year ending July 31, 2010 approximately $257,575,605 of losses recognized during the period November 1, 2008 to July 31, 2009.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	July 31, 2009

Assets
Investment in securities, at value (including securities loaned of $62,637,453) - See accompanying schedule: Unaffiliated issuers (cost $1,094,798,047)	$ 1,249,788,767
Fidelity Central Funds (cost $115,713,400)	115,713,400
Other affiliated issuers (cost $10,038,439)	7,828,236
Total Investments (cost $1,220,549,886)		$ 1,373,330,403
Cash		79,764
Receivable for investments sold		16,105,611
Receivable for fund shares sold		1,642,759
Dividends receivable		663,702
Distributions receivable from Fidelity Central Funds		74,977
Prepaid expenses		4,350
Other receivables		206
Total assets		1,391,901,772

Liabilities
Payable for investments purchased	$ 41,436,962
Payable for fund shares redeemed	161,078
Accrued management fee	651,171
Payable for daily variation on futures contracts	3,023
Other affiliated payables	309,426
Other payables and accrued expenses	56,327
Collateral on securities loaned, at value	65,007,592
Total liabilities		107,625,579

Net Assets		$ 1,284,276,193
Net Assets consist of:
Paid in capital		$ 1,723,038,562
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(592,285,624)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		153,523,255
Net Assets		$ 1,284,276,193

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

July 31, 2009

Series Small Cap Opportunities: Net Asset Value, offering price and redemption price per share ($1,284,079,147 ÷ 185,148,185 shares)	$ 6.94

Class F: Net Asset Value, offering price and redemption price per share ($197,046 ÷ 28,398 shares)	$ 6.94

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended July 31, 2009

Investment Income
Dividends		$ 12,744,787
Interest		321,147
Income from Fidelity Central Funds (including $1,241,706 from security lending)		1,736,290
Total income		14,802,224

Expenses
Management fee Basic fee	$ 7,450,508
Performance adjustment	(1,238,006)
Transfer agent fees	3,036,463
Accounting and security lending fees	377,947
Custodian fees and expenses	74,373
Independent trustees' compensation	6,974
Audit	61,967
Legal	4,993
Miscellaneous	(41,243)
Total expenses before reductions	9,733,976
Expense reductions	(25,233)	9,708,743
Net investment income (loss)		5,093,481
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $479,171)	(326,028,246)
Other affiliated issuers	(12,887,675)
Foreign currency transactions	22,045
Futures contracts	2,716,804
Total net realized gain (loss)		(336,177,072)
Change in net unrealized appreciation (depreciation) on: Investment securities	195,238,857
Assets and liabilities in foreign currencies	5,116
Futures contracts	901,603
Total change in net unrealized appreciation (depreciation)		196,145,576
Net gain (loss)		(140,031,496)
Net increase (decrease) in net assets resulting from operations		$ (134,938,015)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended July 31, 2009	Year ended July 31, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 5,093,481	$ 2,463,379
Net realized gain (loss)	(336,177,072)	(252,868,274)
Change in net unrealized appreciation (depreciation)	196,145,576	21,436,338
Net increase (decrease) in net assets resulting from operations	(134,938,015)	(228,968,557)
Distributions to shareholders from net investment income	(5,991,213)	(1,830,941)
Distributions to shareholders from net realized gain	-	(2,229,984)
Total distributions	(5,991,213)	(4,060,925)
Share transactions - net increase (decrease)	76,947,174	596,799,565
Redemption fees	-	17,795
Total increase (decrease) in net assets	(63,982,054)	363,787,878

Net Assets
Beginning of period	1,348,258,247	984,470,369
End of period (including undistributed net investment income of $0 and undistributed net investment income of $184,561, respectively)	$ 1,284,276,193	$ 1,348,258,247

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Series Small Cap Opportunities

Years ended July 31,

2009

2008

2007 G

Selected Per-Share Data
Net asset value, beginning of period	$ 7.97	$ 9.65	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.03	.02	.01
Net realized and unrealized gain (loss)	(1.02)	(1.66)	(.36)
Total from investment operations	(.99)	(1.64)	(.35)
Distributions from net investment income	(.04)	(.02)	-
Distributions from net realized gain	-	(.02)	-
Total distributions	(.04)	(.04)	-
Redemption fees added to paid in capital D, J	-	- I	- I
Net asset value, end of period	$ 6.94	$ 7.97	$ 9.65
Total Return B, C	(12.34)%	(17.10)%	(3.50)%
Ratios to Average Net Assets E, H
Expenses before reductions	.93%	.93%	1.00% A
Expenses net of fee waivers, if any	.93%	.93%	1.00% A
Expenses net of all reductions	.93%	.92%	.98% A
Net investment income (loss)	.49%	.20%	.20% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,284,079	$ 1,348,258	$ 984,470
Portfolio turnover rate F	167%	179%	176% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period March 22, 2007 (commencement of sale of shares) to July 31, 2007.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

J The redemption fee was eliminated during the year ended July 31, 2009.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class F

Years ended July 31,

2009 G

Selected Per-Share Data
Net asset value, beginning of period	$ 6.24
Income from Investment Operations
Net investment income (loss) D	- I
Net realized and unrealized gain (loss)	.70
Total from investment operations	.70
Net asset value, end of period	$ 6.94
Total Return B, C	11.22%
Ratios to Average Net Assets E, H
Expenses before reductions	.68% A
Expenses net of fee waivers, if any	.68% A
Expenses net of all reductions	.68% A
Net investment income (loss)	.11% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 197
Portfolio turnover rate F	167%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period June 26, 2009 (commencement of sale of shares) to July 31, 2009.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2009

1. Organization.

Fidelity Series Small Cap Opportunities Fund (formerly Fidelity Small Cap Opportunities Fund) (the Fund) is a fund of Fidelity Securities Fund (the trust) and is authorized to issue an unlimited number of shares. Shares of the Fund are only available for purchase by authorized intermediaries and mutual funds for which Fidelity Management and Research Company (FMR) or an affiliate serves as an investment manager and FMR investment professionals. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. In January 2009, the Board of Trustees of the Fund approved the creation of an additional class of shares. The Fund commenced sale of Class F shares and the existing class was designated Series Small Cap Opportunities on June 26, 2009. The Fund offers Series Small Cap Opportunities and Class F shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by FMR and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

Annual Report

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after period end through the date that the financial statements were issued, September 28, 2009, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are classified into three levels. Level 1 includes readily available unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes observable inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. Level 3 includes unobservable inputs when market prices are not readily available or reliable. Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy. The aggregate value by input level, as of July 31, 2009, for the Fund's investments is included at the end of the Fund's Schedule of Investments. Valuation techniques of the Fund's major categories of assets and liabilities as presented in the Schedule of Investments are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, are valued based on quotations received from dealers who make markets in such securities or by independent pricing services. For U.S. government and government agency obligations pricing services generally utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There are no unrecognized tax benefits in the accompanying financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to futures, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), market discount, partnerships, capital loss carryforwards, and losses deferred due to wash sales and excise tax regulations.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 232,459,701
Unrealized depreciation	(84,708,150)
Net unrealized appreciation (depreciation)	$ 147,751,551

Capital loss carryforward	$ (328,938,313)

Cost for federal income tax purposes	$ 1,225,578,852

The tax character of distributions paid was as follows:

	July 31, 2009	July 31, 2008
Ordinary Income	$ 5,991,213	$ 4,060,925

Short-Term Trading (Redemption) Fees. During the period, shares held in the Fund less than 90 days were subject to a redemption fee equal to 1.50% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital. On March 18, 2009, the Board of Trustees approved the removal of the redemption fee effective April 1, 2009, for shares held less than 90 days.

4. Investments in Derivative Instruments.

Objectives and Strategies for Investing in Derivative Instruments. The Fund uses derivative instruments ("derivatives"), including futures contracts, in order to meet its investment objectives. The Fund's strategy is to use derivatives as a risk management tool and as an additional way to gain exposure to certain types of assets. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

While utilizing derivatives in pursuit of its investment objectives, the Fund is exposed to certain financial risks relative to those derivatives. This risk is further explained below:

Equity Risk

Equity risk is the risk that the value of financial instruments will fluctuate as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Annual Report

4. Investments in Derivative Instruments - continued

Objectives and Strategies for Investing in Derivative Instruments - continued

The following notes provide more detailed information about each derivative type held by the Fund:

Futures Contracts. The Fund uses futures contracts to manage its exposure to the stock market. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Buying futures tends to increase a fund's exposure to the underlying instrument, while selling futures tends to decrease a fund's exposure to the underlying instrument. Risks of loss may exceed any futures variation margin reflected in the Fund's Statement of Assets and Liabilities and may include equity risk and potential lack of liquidity in the market. Futures have minimal counterparty risk to the Fund since the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. The underlying face amount at value of any open futures contracts at period end is shown in the Schedule of Investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end.

The purchaser or seller of a futures contract is not required to pay for or deliver the instrument unless the contract is held until the delivery date. Upon entering into a futures contract, a fund is required to deposit with a clearing broker, no later than the following business day, an amount ("initial margin") equal to a certain percentage of the face value of the contract. The initial margin may be in the form of cash or securities and is transferred to a segregated account on settlement date. Securities deposited to meet margin requirements are identified in the Fund's Schedule of Investments. Futures contracts are marked-to-market daily and subsequent payments ("variation margin") are made or received by a fund depending on the daily fluctuations in the value of the futures contract. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and changes in value are recognized as unrealized gain (loss). Realized gain (loss) is recorded upon the expiration or closing of the futures contract. The net realized gain (loss) and change in unrealized gain (loss) on futures contracts during the period is included on the Statement of Operations. The total underlying face amount of all open futures contracts at period end is indicative of the volume of this derivative type.

Annual Report

Notes to Financial Statements - continued

4. Investments in Derivative Instruments - continued

Realized and Change in Unrealized Gain (Loss) on Derivative Instruments. A summary of the Fund's value of derivatives by primary risk exposure as of period end, if any, is included at the end of the Fund's Schedule of Investments. The table below reflects the Fund's realized gain (loss) and change in unrealized gain (loss) for derivatives during the period.

Risk Exposure / Derivative Type	Realized Gain (Loss)	Change in Unrealized Gain (Loss)
Equity Risk
Futures Contracts	$ 2,716,804	$ 901,603
Total Derivatives Realized and Change in Unrealized Gain (Loss) (a)(b)	$ 2,716,804	$ 901,603

(a) Total derivatives realized gain (loss) included in the Statement of Operations is comprised of $2,716,804 for futures contracts.

(b) Total derivatives change in unrealized gain (loss) included in the Statement of Operations is comprised of $901,603 for futures contracts.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,848,372,215 and $1,741,394,811, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the retail class of the Fund, Series Small Cap Opportunities as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .59% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of each class, except for Class F. FIIOC receives no fees for providing transfer agency services to

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each applicable class were as follows:

	Amount	% of Average Net Assets
Series Small Cap Opportunities	$ 3,036,463.29

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $87,736 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $4,670 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are

Annual Report

Notes to Financial Statements - continued

8. Security Lending - continued

disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $12,184 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $2,308. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Series Small Cap Opportunities	$ 10,741

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2009	2008
From net investment income
Series Small Cap Opportunities	$ 5,991,213	$ 1,830,941
From net realized gain
Series Small Cap Opportunities	$ -	$ 2,229,984

Annual Report

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2009 A	2008	2009 A	2008
Series Small Cap Opportunities
Shares sold	29,784,876	73,476,787	$ 160,099,974	$ 653,632,580
Reinvestment of distributions	1,140,271	436,164	5,991,213	4,060,925
Shares redeemed	(15,013,563)	(6,737,185)	(89,319,366)	(60,893,940)
Net increase (decrease)	15,911,584	67,175,766	$ 76,771,821	$ 596,799,565
Class F
Shares sold	28,431	-	$ 175,553	$ -
Shares redeemed	(33)	-	(200)	-
Net increase (decrease)	28,398	-	$ 175,353	$ -

A Share transactions for Class F are for the period June 26, 2009 (commencement of sale of shares) to July 31, 2009.

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At period end, mutual funds managed by FMR or an affiliate were the owners of record of substantially all of the outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and Shareholders of Fidelity Series Small Cap Opportunities Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Series Small Cap Opportunities Fund (the Fund) (formerly Fidelity Small Cap Opportunities Fund), a fund of Fidelity Securities Fund, including the schedule of investments, as of July 31, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2009, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Series Small Cap Opportunities Fund as of July 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

September 28, 2009

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for Edward C. Johnson 3d and James C. Curvey, each of the Trustees oversees 220 funds advised by FMR or an affiliate. Mr. Johnson oversees 262 funds advised by FMR or an affiliate. Mr. Curvey oversees 392 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (79)

Year of Election or Appointment: 1984

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (74)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-
present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (61)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (55)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (65)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (64)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-
present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (65)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (70)

Year of Election or Appointment: 2002

Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (60)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (58)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-
present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-
present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (65)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (39)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2009-
present) and is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Brian B. Hogan (44)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-
present). Previously, Mr. Hogan served as a portfolio manager.

Thomas C. Hense (45)

Year of Election or Appointment: 2008

Vice President of Fidelity's High Income and Small Cap Funds. Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Scott C. Goebel (41)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-
present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (40)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Vice President and Associate General Counsel of FMR LLC (2005-present), and is an employee of Fidelity Investments.

Holly C. Laurent (55)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (50)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (62)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (47)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian also serves as Chief Financial Officer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments. Previously, Mr. Christian served as Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009) and as Vice President of Business Analysis (2003-2004).

Bryan A. Mehrmann (48)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (41)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

John R. Hebble (51)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Paul M. Murphy (62)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments. Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (50)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Series Small Cap Opportunities Fund (formerly known as Fidelity Small Cap Opportunities Fund)

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2009 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. In response to last year's financial crisis, FMR took a number of actions intended to cut costs and improve efficiency without weakening the investment teams or resources. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure and broaden the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) contractually agreeing to reduce the management fee on Fidelity U.S. Bond Index Fund; and (iv) expanding Class A and Class T load waiver categories to increase rollover retention opportunities and create consistent policies across the classes.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance, as well as the fund's relative investment performance measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board. Because the fund had been in existence less than three calendar years, the following chart considered by the Board shows, for the one-year period ended December 31, 2008, the fund's total return, the total return of a broad-based securities market index ("benchmark"), and a range of total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. (The fund did not offer Class F as of December 31, 2008.) The box within the chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below the chart corresponds to the percentile box and represents the percentage of funds in the peer group whose performance was equal to or lower than that of the fund.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Series Small Cap Opportunities Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of the fund was in the fourth quartile for all the periods shown. The Board also stated that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board stated that it is difficult to evaluate in any comprehensive fashion the performance of the fund, in light of its relatively recent commencement of operations.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board reviewed the year-to-date performance of the fund through May 31, 2009 and stated that it exceeded the fund's benchmark.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in 2008, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 12% means that 88% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Series Small Cap Opportunities Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2008. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for 2008 represents calculations for performance periods that differ from the period shown in the performance chart above.

In connection with the renewal of the fund's management contract, the Board also approved non-material amendments to the fund's management contract to clarify certain provisions regarding the calculation of the fund's performance adjustment.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of the fund's total expenses, the Board considered the fund's management fee as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered current and historical total expenses of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

Annual Report

The Board noted that the fund's total expenses ranked below its competitive median for 2008.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the fund's total expenses were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board created an Ad Hoc Committee (the "Committee") to analyze economies of scale. The Committee was formed to consider whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board also considered that although the fund is offered only to other funds advised by FMR or an affiliate, it continues to incur management expenses. The Board further noted that the fund may continue to realize benefits from the group fee structure, even though assets may not be expected to grow significantly at the fund level. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Committee, that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's compensation structure for portfolio managers and key personnel, including performance benchmarks used by Fidelity in evaluating incentive compensation for portfolio managers and research analysts; (iv) the structure and process of equity research and actions taken by FMR to improve the quality of research; (v) the selection of and compensation paid by FMR to fund sub-advisers; (vi) Fidelity's fee structures and rationale for recommending different fees among categories of funds; (vii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; (viii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; and (ix) explanations for the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your workplace benefits (including your workplace savings plan, investments, and additional services) via your telephone or PC. You can access your plan and account information and research your investments 24 hours a day.

By Phone

Fidelity provides a single toll-free number to access plan information, account balances, positions, and quotes*. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)
Fidelity Workplace
Investing
1-800-835-5092

By PC

Fidelity's web site on the Internet provides a wide range of information, including plan information, daily financial news, fund performance, interactive planning tools, and news about Fidelity products and services.

(computer_graphic)
Fidelity's Web Site
www.401k.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)
For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)
For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity Investments Japan Limited

FIL Investment Advisors

FIL Investment Advisors (U.K.) Ltd.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.

New York, NY

SMO-F-ANN-0909
1.891886.100

Fidelity®

Small Cap Growth

Fund

Annual Report

July 31, 2009
(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the fund's most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

We've seen a welcome uptick in the global equity markets this spring and summer, as signs of stabilization in some economic indicators have brought many investors back into the marketplace. But there remain other key measures - notably high unemployment and slack consumer spending - that suggest the road back to economic health could still be a bumpy ride. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,
/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2009	Past 1 year	Life of classA
Small Cap Growth	-18.06%	3.74%

A From November 3, 2004.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Small Cap Growth, a class of the fund, on November 3, 2004, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell 2000® Growth Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stocks - battered by the effects of a global credit crisis for most of the year - were aided by early signs of a healing economy during the final months of the year ending July 31, 2009. For roughly half of the 12-month period, equities were in free fall, as a succession of large financial institutions around the world either collapsed or were forced into mergers or government conservatorship, and harried investors relinquished riskier assets in a massive flight to quality. By March, however, as unprecedented government interventions around the world took root, signs of a potential recovery began to emerge: corporate profits, though still weak, began to stabilize and valuations started to return to normal trading ranges. Against this improving backdrop, major equity indexes posted significant gains in March and April, which carried through to the end of the period. For the year overall, the Standard & Poor's 500SM Index declined 19.96%, while the Dow Jones U.S. Total Stock Market IndexSM - the broadest overall gauge of domestic equities - was down 19.95%. Meanwhile, the blue-chip-laden Dow Jones Industrial AverageSM fell 16.62% and the technology-heavy Nasdaq Composite® Index posted a 14.05% loss.

Comments from Lionel Harris, Portfolio Manager of Fidelity® Small Cap Growth Fund: For the year ending July 31, 2009, the fund's Retail Class shares dropped 18.06%, beating the 20.86% decline of the Russell 2000® Growth Index. Security selection in the energy sector helped the most versus the index. My stock picks in technology - led by hardware/equipment names - also contributed, as did favorable positioning within consumer discretionary and a modest cash position. In contrast, the fund was hurt by an underweighting and weak stock selection in the pharmaceuticals/biotechnology/life science segment of health care. Currency fluctuations also detracted given the fund's exposure to foreign stocks. Our top individual contributor was Insight Enterprises, a provider of technology hardware, software and services that bounced back strongly after an earnings restatement. Also outperforming was private post-secondary education company Apollo Group and Iconix Brand Group, which markets a variety of consumer fashion and home brands. The biggest detractor by far was China-based JA Solar Holdings, a maker of solar cells whose share price collapsed as financing dried up for solar energy projects. Another negative was coal company Foundation Coal Holdings, which fell along with coal prices. Some of the stocks I've mentioned were not part of the benchmark, and many were no longer held in the fund as of period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2009 to July 31, 2009) for Class A, Class T, Class B, Class C, Small Cap Growth and Institutional Class and for the entire period (June 26, 2009 to July 31, 2009) for Class F. The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (February 1, 2009 to July 31, 2009).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value	Ending Account Value July 31, 2009	Expenses Paid During Period
Class A	1.39%
Actual		$ 1,000.00	$ 1,315.90	$ 7.98 B
HypotheticalA		$ 1,000.00	$ 1,017.90	$ 6.95 C
Class T	1.65%
Actual		$ 1,000.00	$ 1,314.60	$ 9.47 B
Hypothetical A		$ 1,000.00	$ 1,016.61	$ 8.25 C
Class B	2.14%
Actual		$ 1,000.00	$ 1,311.40	$ 12.26 B
Hypothetical A		$ 1,000.00	$ 1,014.18	$ 10.69 C
Class C	2.14%
Actual		$ 1,000.00	$ 1,312.20	$ 12.27 B
Hypothetical A		$ 1,000.00	$ 1,014.18	$ 10.69 C
Small Cap Growth	1.14%
Actual		$ 1,000.00	$ 1,318.40	$ 6.55 B
Hypothetical A		$ 1,000.00	$ 1,019.14	$ 5.71 C
Class F	.74%
Actual		$ 1,000.00	$ 1,086.70	$ .76 B
Hypothetical A		$ 1,000.00	$ 1,021.12	$ 3.71 C
Institutional Class	1.11%
Actual		$ 1,000.00	$ 1,319.20	$ 6.38 B
Hypothetical A		$ 1,000.00	$ 1,019.29	$ 5.56 C

A 5% return per year before expenses

B Actual expenses are equal to each Class' annualized expense ratio; multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period) for Class A, Class T, Class B, Class C, Small Cap Growth and Institutional Class and multiplied by 36/365 (to reflect the period June 26, 2009 to July 31, 2009) for Class F.

C Hypothetical expenses are equal to each Class' annualized expense ratio; multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
EXCO Resources, Inc.	1.8	1.3
j2 Global Communications, Inc.	1.5	1.8
Janus Capital Group, Inc.	1.3	0.3
CACI International, Inc. Class A	1.3	1.7
Iconix Brand Group, Inc.	1.2	0.9
Alaska Air Group, Inc.	1.2	0.9
Bally Technologies, Inc.	1.2	0.9
Life Technologies Corp.	1.1	0.0
Brookdale Senior Living, Inc.	1.1	0.7
Insight Enterprises, Inc.	1.1	0.0
	12.8
Top Five Market Sectors as of July 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	24.0	18.9
Health Care	20.7	23.0
Consumer Discretionary	15.9	12.6
Industrials	15.5	15.1
Financials	6.2	6.7
Asset Allocation (% of fund's net assets)
As of July 31, 2009*		As of January 31, 2009**
	Stocks 95.7%		Stocks 94.7%
	Short-Term Investments and Net Other Assets 4.3%		Short-Term Investments and Net Other Assets 5.3%
* Foreign investments	11.2%	** Foreign investments	12.8%

Annual Report

Investments July 31, 2009

Showing Percentage of Net Assets

Common Stocks - 95.7%
	Shares	Value
CONSUMER DISCRETIONARY - 15.9%
Auto Components - 1.6%
BorgWarner, Inc.	349,000	$ 11,583,310
Gentex Corp.	480,000	7,185,600
		18,768,910
Diversified Consumer Services - 2.0%
Brinks Home Security Holdings, Inc. (a)	274,600	8,188,572
Regis Corp.	544,400	7,436,504
Steiner Leisure Ltd. (a)	248,000	7,864,080
		23,489,156
Hotels, Restaurants & Leisure - 4.8%
Bally Technologies, Inc. (a)	385,600	13,962,576
Jack in the Box, Inc. (a)	291,000	6,140,100
Life Time Fitness, Inc. (a)(d)	205,000	5,217,250
Penn National Gaming, Inc. (a)	213,000	6,754,230
Town Sports International Holdings, Inc. (a)(e)	1,205,000	4,060,850
WMS Industries, Inc. (a)	267,000	9,654,720
Wyndham Worldwide Corp.	800,000	11,160,000
		56,949,726
Household Durables - 1.1%
Dorel Industries, Inc. Class B (sub. vtg.)	289,550	6,719,033
Hooker Furniture Corp.	477,476	6,555,745
		13,274,778
Internet & Catalog Retail - 0.7%
Priceline.com, Inc. (a)(d)	64,900	8,412,338
Media - 0.9%
Virgin Media, Inc.	1,003,000	10,481,350
Specialty Retail - 2.0%
Casual Male Retail Group, Inc. (a)(d)	1,479,113	3,150,511
Dick's Sporting Goods, Inc. (a)	315,000	6,252,750
Sally Beauty Holdings, Inc. (a)	1,111,000	7,754,780
The Men's Wearhouse, Inc.	306,900	6,632,109
		23,790,150
Textiles, Apparel & Luxury Goods - 2.8%
FGX International Ltd. (a)	618,000	8,163,780
G-III Apparel Group Ltd. (a)	655,300	7,922,577
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Textiles, Apparel & Luxury Goods - continued
Iconix Brand Group, Inc. (a)	834,500	$ 14,620,440
Liz Claiborne, Inc.	823,300	2,601,628
		33,308,425
TOTAL CONSUMER DISCRETIONARY		188,474,833
CONSUMER STAPLES - 3.5%
Beverages - 0.5%
Constellation Brands, Inc. Class A (sub. vtg.) (a)	475,000	6,488,500
Food Products - 2.1%
Calavo Growers, Inc.	395,000	8,018,500
Corn Products International, Inc.	237,900	6,661,200
Smithfield Foods, Inc. (a)(d)	750,000	10,162,500
		24,842,200
Personal Products - 0.9%
Chattem, Inc. (a)	160,300	10,046,001
TOTAL CONSUMER STAPLES		41,376,701
ENERGY - 6.1%
Oil, Gas & Consumable Fuels - 6.1%
Cabot Oil & Gas Corp.	215,600	7,574,028
Comstock Resources, Inc. (a)	239,198	9,209,123
EXCO Resources, Inc. (a)	1,561,400	21,453,637
Mariner Energy, Inc. (a)	725,000	8,692,750
Massey Energy Co.	367,000	9,762,200
Petroleum Development Corp. (a)	313,217	5,274,574
Whiting Petroleum Corp. (a)	212,000	9,743,520
		71,709,832
FINANCIALS - 6.2%
Capital Markets - 2.5%
Cohen & Steers, Inc.	389,406	7,114,448
FCStone Group, Inc. (a)	1,248,200	6,977,438
Janus Capital Group, Inc.	1,167,800	15,952,148
VZ Holding AG	3,342	170,438
		30,214,472
Commercial Banks - 1.5%
CapitalSource, Inc.	1,295,000	6,008,800
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Commercial Banks - continued
Huntington Bancshares, Inc.	1,352,900	$ 5,533,361
Signature Bank, New York (a)	200,000	5,896,000
		17,438,161
Diversified Financial Services - 0.1%
Fifth Street Finance Corp.	142,200	1,471,770
Insurance - 1.7%
Allied World Assurance Co. Holdings Ltd.	143,000	6,214,780
Aspen Insurance Holdings Ltd.	230,100	5,722,587
eHealth, Inc. (a)	470,125	7,634,830
		19,572,197
Real Estate Investment Trusts - 0.4%
American Campus Communities, Inc.	224,200	5,140,906
TOTAL FINANCIALS		73,837,506
HEALTH CARE - 20.7%
Biotechnology - 4.0%
Cephalon, Inc. (a)(d)	185,800	10,897,170
Dendreon Corp. (a)(d)	270,000	6,536,700
Micromet, Inc. (a)	92,500	594,775
PDL BioPharma, Inc.	900,000	7,407,000
Theravance, Inc. (a)(d)	444,000	6,704,400
United Therapeutics Corp. (a)	125,000	11,577,500
Vanda Pharmaceuticals, Inc. (a)	250,000	3,800,000
		47,517,545
Health Care Equipment & Supplies - 4.9%
ev3, Inc. (a)	695,000	8,527,650
Integra LifeSciences Holdings Corp. (a)	376,400	11,916,824
Kinetic Concepts, Inc. (a)	215,267	6,806,743
Meridian Bioscience, Inc.	353,505	7,784,180
Orthovita, Inc. (a)	1,150,000	7,486,500
Sirona Dental Systems, Inc. (a)	348,000	9,044,520
Wright Medical Group, Inc. (a)	447,000	6,222,240
		57,788,657
Health Care Providers & Services - 6.2%
Brookdale Senior Living, Inc. (d)	1,173,000	12,562,830
Centene Corp. (a)	417,433	8,060,631
Genoptix, Inc. (a)	170,800	5,347,748
Hanger Orthopedic Group, Inc. (a)	445,000	6,105,400
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Health Care Providers & Services - continued
Health Management Associates, Inc. Class A (a)	750,000	$ 4,522,500
IPC The Hospitalist Co., Inc. (a)	234,000	6,516,900
Providence Service Corp. (a)	393,800	4,154,590
PSS World Medical, Inc. (a)	344,499	6,962,325
Psychiatric Solutions, Inc. (a)	235,000	6,349,700
ResCare, Inc. (a)	275,000	4,295,500
Synergy Health PLC	975,411	8,013,652
		72,891,776
Life Sciences Tools & Services - 2.6%
Life Technologies Corp. (a)	289,000	13,158,170
QIAGEN NV (a)	468,000	8,873,280
Varian, Inc. (a)	165,000	8,375,400
		30,406,850
Pharmaceuticals - 3.0%
Ardea Biosciences, Inc. (a)(d)	327,000	6,369,960
Cadence Pharmaceuticals, Inc. (a)(d)	440,000	5,324,000
Optimer Pharmaceuticals, Inc. (a)(d)	433,000	6,100,970
ViroPharma, Inc. (a)	800,000	5,896,000
Vivus, Inc. (a)	745,000	5,520,450
XenoPort, Inc. (a)	341,000	6,925,710
		36,137,090
TOTAL HEALTH CARE		244,741,918
INDUSTRIALS - 15.5%
Aerospace & Defense - 1.8%
Alliant Techsystems, Inc. (a)	62,000	4,880,640
Stanley, Inc. (a)	284,000	8,730,160
Teledyne Technologies, Inc. (a)	221,000	7,233,330
		20,844,130
Airlines - 1.2%
Alaska Air Group, Inc. (a)	625,000	14,412,500
Commercial Services & Supplies - 1.2%
InnerWorkings, Inc. (a)	1,330,238	6,877,330
The Geo Group, Inc. (a)	378,000	6,796,440
		13,673,770
Construction & Engineering - 0.9%
Chicago Bridge & Iron Co. NV (NY Shares)	741,000	10,336,950
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Electrical Equipment - 2.8%
Acuity Brands, Inc.	231,100	$ 6,819,761
Regal-Beloit Corp.	188,000	8,715,680
SMA Solar Technology AG	115,300	9,220,631
Sunpower Corp. Class B (a)	307,400	8,392,020
		33,148,092
Machinery - 1.8%
Blount International, Inc. (a)	735,000	6,835,500
Navistar International Corp. (a)	138,000	5,456,520
OSG Corp.	980,000	9,001,374
		21,293,394
Professional Services - 1.7%
CoStar Group, Inc. (a)(d)	92,136	3,384,155
Kforce, Inc. (a)	143,806	1,400,670
Monster Worldwide, Inc. (a)(d)	675,880	8,806,716
Navigant Consulting, Inc. (a)	533,800	6,352,220
		19,943,761
Road & Rail - 1.3%
Con-way, Inc.	195,000	8,882,250
Knight Transportation, Inc.	387,300	7,025,622
		15,907,872
Trading Companies & Distributors - 2.1%
Beacon Roofing Supply, Inc. (a)	577,000	9,676,290
Interline Brands, Inc. (a)	505,000	8,549,650
Rush Enterprises, Inc. Class A (a)	538,954	7,060,297
		25,286,237
Transportation Infrastructure - 0.7%
Aegean Marine Petroleum Network, Inc.	515,200	8,758,400
TOTAL INDUSTRIALS		183,605,106
INFORMATION TECHNOLOGY - 24.0%
Communications Equipment - 4.2%
Comtech Telecommunications Corp. (a)	361,000	11,505,070
Plantronics, Inc.	510,000	12,071,700
Riverbed Technology, Inc. (a)	290,000	5,802,900
Starent Networks Corp. (a)	364,000	8,728,720
ViaSat, Inc. (a)	415,700	11,223,900
		49,332,290
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Computers & Peripherals - 1.4%
Super Micro Computer, Inc. (a)	1,050,000	$ 8,337,000
Wincor Nixdorf AG	162,400	8,716,806
		17,053,806
Electronic Equipment & Components - 2.2%
Ingram Micro, Inc. Class A (a)	380,000	6,391,600
Insight Enterprises, Inc. (a)	1,200,000	12,360,000
SYNNEX Corp. (a)	250,000	7,105,000
		25,856,600
Internet Software & Services - 3.6%
Art Technology Group, Inc. (a)	1,506,752	5,710,590
Equinix, Inc. (a)(d)	85,600	6,996,088
j2 Global Communications, Inc. (a)	752,500	18,052,475
Telecity Group PLC (a)	2,116,600	11,917,006
		42,676,159
IT Services - 4.6%
CACI International, Inc. Class A (a)	319,400	14,756,280
CyberSource Corp. (a)	427,466	7,412,260
Datacash Group PLC	1,671,200	7,217,511
Online Resources Corp. (a)	1,135,000	7,502,350
WNS Holdings Ltd. sponsored ADR (a)	692,300	8,826,825
Wright Express Corp. (a)	316,000	8,936,480
		54,651,706
Semiconductors & Semiconductor Equipment - 4.3%
Brooks Automation, Inc. (a)	326,300	1,934,959
Diodes, Inc. (a)	593,000	10,946,780
Fairchild Semiconductor International, Inc. (a)	957,000	8,450,310
FormFactor, Inc. (a)	305,000	7,030,250
Hittite Microwave Corp. (a)	198,821	6,982,594
Kulicke & Soffa Industries, Inc. (a)	48,100	282,347
Lam Research Corp. (a)	284,000	8,537,040
Varian Semiconductor Equipment Associates, Inc. (a)	196,490	6,295,540
		50,459,820
Software - 3.7%
Blackbaud, Inc.	361,059	6,751,803
Informatica Corp. (a)	381,000	7,006,590
PROS Holdings, Inc. (a)	1,168,857	9,187,216
Radiant Systems, Inc. (a)	700,000	7,042,000
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Software - continued
Taleo Corp. Class A (a)	494,639	$ 8,656,183
TeleCommunication Systems, Inc. Class A (a)	680,000	5,630,400
		44,274,192
TOTAL INFORMATION TECHNOLOGY		284,304,573
MATERIALS - 3.0%
Chemicals - 0.9%
Solutia, Inc. (a)	1,232,000	11,014,080
Containers & Packaging - 0.8%
Myers Industries, Inc.	888,000	8,737,920
Metals & Mining - 1.3%
Commercial Metals Co.	480,000	7,939,200
Red Back Mining, Inc. (a)	834,400	7,752,675
		15,691,875
TOTAL MATERIALS		35,443,875
TELECOMMUNICATION SERVICES - 0.6%
Diversified Telecommunication Services - 0.6%
Premiere Global Services, Inc. (a)	772,000	7,403,480
UTILITIES - 0.2%
Water Utilities - 0.2%
Southwest Water Co.	612,499	2,995,120
TOTAL COMMON STOCKS (Cost $1,024,742,072)		1,133,892,944
Money Market Funds - 8.6%
	Shares	Value
Fidelity Cash Central Fund, 0.37% (b)	59,331,146	$ 59,331,146
Fidelity Securities Lending Cash Central Fund, 0.22% (b)(c)	42,851,450	42,851,450
TOTAL MONEY MARKET FUNDS (Cost $102,182,596)		102,182,596
TOTAL INVESTMENT PORTFOLIO - 104.3% (Cost $1,126,924,668)		1,236,075,540
NET OTHER ASSETS - (4.3)%		(51,346,303)
NET ASSETS - 100%		$ 1,184,729,237
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 517,487
Fidelity Securities Lending Cash Central Fund	961,427
Total	$ 1,478,914
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Town Sports International Holdings, Inc.	$ -	$ 4,725,971	$ -	$ -	$ 4,060,850
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	88.8%
United Kingdom	3.0%
Netherlands	1.7%
Germany	1.5%
Canada	1.2%
Bermuda	1.0%
Others (individually less than 1%)	2.8%
100.0%
Income Tax Information
At July 31, 2009, the fund had a capital loss carryforward of approximately $225,666,789 all of which will expire on July 31, 2017.
The fund intends to elect to defer to its fiscal year ending July 31, 2010 approximately $200,880,622 of losses recognized during the period November 1, 2008 to July 31, 2009.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	July 31, 2009

Assets
Investment in securities, at value (including securities loaned of $41,513,365) - See accompanying schedule: Unaffiliated issuers (cost $1,020,016,101)	$ 1,129,832,094
Fidelity Central Funds (cost $102,182,596)	102,182,596
Other affiliated issuers (cost $4,725,971)	4,060,850
Total Investments (cost $1,126,924,668)		$ 1,236,075,540
Receivable for investments sold		1,187,026
Receivable for fund shares sold		2,786,784
Dividends receivable		131,925
Distributions receivable from Fidelity Central Funds		35,020
Prepaid expenses		4,196
Other receivables		2,520
Total assets		1,240,223,011

Liabilities
Payable for investments purchased	$ 10,975,489
Payable for fund shares redeemed	568,428
Accrued management fee	673,586
Distribution fees payable	29,425
Other affiliated payables	344,774
Other payables and accrued expenses	50,622
Collateral on securities loaned, at value	42,851,450
Total liabilities		55,493,774

Net Assets		$ 1,184,729,237
Net Assets consist of:
Paid in capital		$ 1,517,801,153
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(442,223,340)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		109,151,424
Net Assets		$ 1,184,729,237

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

July 31, 2009

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($40,211,246 ÷ 3,725,157 shares)	$ 10.79

Maximum offering price per share (100/94.25 of $10.79)	$ 11.45
Class T: Net Asset Value and redemption price per share ($21,533,044 ÷ 2,004,293 shares)	$ 10.74

Maximum offering price per share (100/96.50 of $10.74)	$ 11.13
Class B: Net Asset Value and offering price per share ($4,170,875 ÷ 394,499 shares) A	$ 10.57

Class C: Net Asset Value and offering price per share ($14,267,023 ÷ 1,351,893 shares) A	$ 10.55

Small Cap Growth: Net Asset Value, offering price and redemption price per share ($1,085,184,165 ÷ 99,624,971 shares)	$ 10.89

Class F: Net Asset Value, offering price and redemption price per share ($158,876 ÷ 14,578 shares)	$ 10.90

Institutional Class: Net Asset Value, offering price and redemption price per share ($19,204,008 ÷ 1,760,702 shares)	$ 10.91

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended July 31, 2009
Investment Income
Dividends		$ 5,314,790
Interest		160
Income from Fidelity Central Funds (including $961,427 from security lending)		1,478,914
Total income		6,793,864

Expenses
Management fee Basic fee	$ 7,084,137
Performance adjustment	(88,225)
Transfer agent fees	3,134,604
Distribution fees	313,513
Accounting and security lending fees	366,910
Custodian fees and expenses	49,190
Independent trustees' compensation	6,657
Registration fees	104,283
Audit	57,632
Legal	4,978
Miscellaneous	29,154
Total expenses before reductions	11,062,833
Expense reductions	(56,408)	11,006,425
Net investment income (loss)		(4,212,561)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(335,295,629)
Foreign currency transactions	(356)
Total net realized gain (loss)		(335,295,985)
Change in net unrealized appreciation (depreciation) on: Investment securities	109,377,918
Assets and liabilities in foreign currencies	2,762
Total change in net unrealized appreciation (depreciation)		109,380,680
Net gain (loss)		(225,915,305)
Net increase (decrease) in net assets resulting from operations		$ (230,127,866)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended July 31, 2009	Year ended July 31, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (4,212,561)	$ (6,524,319)
Net realized gain (loss)	(335,295,985)	(103,756,345)
Change in net unrealized appreciation (depreciation)	109,380,680	(72,236,255)
Net increase (decrease) in net assets resulting from operations	(230,127,866)	(182,516,919)
Distributions to shareholders from net realized gain	-	(81,199,740)
Share transactions - net increase (decrease)	89,233,558	331,568,501
Redemption fees	255,734	439,174
Total increase (decrease) in net assets	(140,638,574)	68,291,016

Net Assets
Beginning of period	1,325,367,811	1,257,076,795
End of period	$ 1,184,729,237	$ 1,325,367,811

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended July 31,

2009

2008

2007

2006

2005 J

Selected Per-Share Data
Net asset value, beginning of period	$ 13.20	$ 16.06	$ 12.88	$ 12.95	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.06)	(.11)	(.12) H	(.10) I	(.07)
Net realized and unrealized gain (loss)	(2.35)	(1.73)	3.39	.18	3.01
Total from investment operations	(2.41)	(1.84)	3.27	.08	2.94
Distributions from net realized gain	-	(1.02)	(.09)	(.16)	-
Redemption fees added to paid in capital E	- L	- L	- L	.01	.01
Net asset value, end of period	$ 10.79	$ 13.20	$ 16.06	$ 12.88	$ 12.95
Total Return B,C,D	(18.26)%	(12.26)%	25.52%	.70%	29.50%
Ratios to Average Net Assets F,K
Expenses before reductions	1.33%	1.40%	1.44%	1.53%	1.55% A
Expenses net of fee waivers, if any	1.33%	1.40%	1.40%	1.40%	1.45% A
Expenses net of all reductions	1.33%	1.39%	1.39%	1.35%	1.36% A
Net investment income (loss)	(.64)%	(.74)%	(.80)% H	(.79)% I	(.78)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 40,211	$ 42,187	$ 33,588	$ 18,104	$ 4,719
Portfolio turnover rate G	150%	113%	91%	129%	93% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.84)%.

I Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.85)%.

J For the period November 3, 2004 (commencement of operations) to July 31, 2005.

K Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

L Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended July 31,

2009

2008

2007

2006

2005 J

Selected Per-Share Data
Net asset value, beginning of period	$ 13.17	$ 16.01	$ 12.86	$ 12.93	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.09)	(.15)	(.16) H	(.14) I	(.09)
Net realized and unrealized gain (loss)	(2.34)	(1.73)	3.38	.19	3.01
Total from investment operations	(2.43)	(1.88)	3.22	.05	2.92
Distributions from net realized gain	-	(.96)	(.07)	(.13)	-
Redemption fees added to paid in capital E	- L	- L	- L	.01	.01
Net asset value, end of period	$ 10.74	$ 13.17	$ 16.01	$ 12.86	$ 12.93
Total Return B,C,D	(18.45)%	(12.50)%	25.18%	.48%	29.30%
Ratios to Average Net Assets F,K
Expenses before reductions	1.60%	1.65%	1.67%	1.73%	1.79% A
Expenses net of fee waivers, if any	1.60%	1.65%	1.65%	1.65%	1.70% A
Expenses net of all reductions	1.59%	1.65%	1.65%	1.60%	1.61% A
Net investment income (loss)	(.91)%	(.99)%	(1.05)% H	(1.04)% I	(1.03)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 21,533	$ 21,754	$ 26,419	$ 19,205	$ 5,240
Portfolio turnover rate G	150%	113%	91%	129%	93% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.09)%.

I Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.10)%.

J For the period November 3, 2004 (commencement of operations) to July 31, 2005.

K Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

L Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,

2009

2008

2007

2006

2005 J

Selected Per-Share Data
Net asset value, beginning of period	$ 13.03	$ 15.85	$ 12.78	$ 12.87	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.13)	(.22)	(.23) H	(.20) I	(.13)
Net realized and unrealized gain (loss)	(2.33)	(1.71)	3.36	.19	2.99
Total from investment operations	(2.46)	(1.93)	3.13	(.01)	2.86
Distributions from net realized gain	-	(.89)	(.06)	(.09)	-
Redemption fees added to paid in capital E	- L	- L	- L	.01	.01
Net asset value, end of period	$ 10.57	$ 13.03	$ 15.85	$ 12.78	$ 12.87
Total Return B,C,D	(18.88)%	(12.92)%	24.57%	(.03)%	28.70%
Ratios to Average Net Assets F,K
Expenses before reductions	2.08%	2.15%	2.20%	2.28%	2.33% A
Expenses net of fee waivers, if any	2.08%	2.15%	2.15%	2.15%	2.20% A
Expenses net of all reductions	2.08%	2.15%	2.15%	2.10%	2.11% A
Net investment income (loss)	(1.39)%	(1.49)%	(1.55)% H	(1.54)% I	(1.53)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,171	$ 5,517	$ 6,242	$ 5,191	$ 2,055
Portfolio turnover rate G	150%	113%	91%	129%	93% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.59)%.

I Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.60)%.

J For the period November 3, 2004 (commencement of operations) to July 31, 2005.

K Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

L Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended July 31,

2009

2008

2007

2006

2005 J

Selected Per-Share Data
Net asset value, beginning of period	$ 13.00	$ 15.84	$ 12.77	$ 12.88	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.13)	(.22)	(.23) H	(.20) I	(.13)
Net realized and unrealized gain (loss)	(2.32)	(1.71)	3.36	.18	3.00
Total from investment operations	(2.45)	(1.93)	3.13	(.02)	2.87
Distributions from net realized gain	-	(.91)	(.06)	(.10)	-
Redemption fees added to paid in capital E	- L	- L	- L	.01	.01
Net asset value, end of period	$ 10.55	$ 13.00	$ 15.84	$ 12.77	$ 12.88
Total Return B,C,D	(18.85)%	(12.94)%	24.59%	(.08)%	28.80%
Ratios to Average Net Assets F,K
Expenses before reductions	2.08%	2.15%	2.20%	2.25%	2.24% A
Expenses net of fee waivers, if any	2.08%	2.15%	2.15%	2.15%	2.17% A
Expenses net of all reductions	2.07%	2.14%	2.14%	2.10%	2.09% A
Net investment income (loss)	(1.39)%	(1.49)%	(1.55)% H	(1.54)% I	(1.50)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 14,267	$ 15,946	$ 22,348	$ 14,682	$ 8,372
Portfolio turnover rate G	150%	113%	91%	129%	93% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.59)%.

I Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.60)%.

J For the period November 3, 2004 (commencement of operations) to July 31, 2005.

K Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

L Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Small Cap Growth

Years ended July 31,

2009

2008

2007

2006

2005 I

Selected Per-Share Data
Net asset value, beginning of period	$ 13.29	$ 16.15	$ 12.93	$ 12.98	$ 10.00
Income from Investment Operations
Net investment income (loss) D	(.04)	(.07)	(.08) G	(.07) H	(.04)
Net realized and unrealized gain (loss)	(2.36)	(1.74)	3.40	.19	3.01
Total from investment operations	(2.40)	(1.81)	3.32	.12	2.97
Distributions from net realized gain	-	(1.05)	(.10)	(.18)	-
Redemption fees added to paid in capital D	- K	- K	- K	.01	.01
Net asset value, end of period	$ 10.89	$ 13.29	$ 16.15	$ 12.93	$ 12.98
Total Return B,C	(18.06)%	(11.98)%	25.84%	1.01%	29.80%
Ratios to Average Net Assets E,J
Expenses before reductions	1.08%	1.11%	1.10%	1.13%	1.16% A
Expenses net of fee waivers, if any	1.08%	1.11%	1.10%	1.13%	1.16% A
Expenses net of all reductions	1.08%	1.10%	1.09%	1.08%	1.08% A
Net investment income (loss)	(.39)%	(.45)%	(.50)% G	(.52)% H	(.49)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,085,184	$ 1,217,520	$ 1,149,809	$ 402,353	$ 205,652
Portfolio turnover rate F	150%	113%	91%	129%	93% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.54)%.

H Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.58)%.

I For the period November 3, 2004 (commencement of operations) to July 31, 2005.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class F

Period ended July 31,

2009 H

Selected Per-Share Data
Net asset value, beginning of period	$ 10.03
Income from Investment Operations
Net investment income (loss) D	(.01)
Net realized and unrealized gain (loss)	.88 G
Total from investment operations	.87
Redemption fees added to paid in capital D,J	-
Net asset value, end of period	$ 10.90
Total Return B,C	8.67%
Ratios to Average Net Assets E,I
Expenses before reductions	.74% A
Expenses net of fee waivers, if any	.74% A
Expenses net of all reductions	.73% A
Net investment income (loss)	(.54)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 159
Portfolio turnover rate F	150%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

H For the period June 26, 2009 (commencement of sale of shares) to July 31, 2009.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended July 31,

2009

2008

2007

2006

2005 I

Selected Per-Share Data
Net asset value, beginning of period	$ 13.30	$ 16.15	$ 12.92	$ 12.97	$ 10.00
Income from Investment Operations
Net investment income (loss) D	(.03)	(.06)	(.07) G	(.07) H	(.04)
Net realized and unrealized gain (loss)	(2.36)	(1.74)	3.41	.19	3.00
Total from investment operations	(2.39)	(1.80)	3.34	.12	2.96
Distributions from net realized gain	-	(1.05)	(.11)	(.18)	-
Redemption fees added to paid in capital D	- K	- K	- K	.01	.01
Net asset value, end of period	$ 10.91	$ 13.30	$ 16.15	$ 12.92	$ 12.97
Total Return B,C	(17.97)%	(11.93)%	25.99%	.97%	29.70%
Ratios to Average Net Assets E,J
Expenses before reductions	1.05%	1.04%	1.05%	1.10%	1.20% A
Expenses net of fee waivers, if any	1.05%	1.04%	1.05%	1.10%	1.18% A
Expenses net of all reductions	1.04%	1.03%	1.05%	1.05%	1.10% A
Net investment income (loss)	(.36)%	(.38)%	(.46)% G	(.49)% H	(.51)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 19,204	$ 22,444	$ 18,671	$ 14,233	$ 1,906
Portfolio turnover rate F	150%	113%	91%	129%	93% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.50)%.

H Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.55)%.

I For the period November 3, 2004 (commencement of operations) to July 31, 2005.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2009

1. Organization.

Fidelity Small Cap Growth Fund (the Fund) is a fund of Fidelity Securities Fund (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. In January 2009, the Board of Trustees of the Fund approved the creation of an additional class of shares. The Fund commenced sale of Class F shares on June 26, 2009. The Fund offers Class A, Class T, Class B, Class C, Small Cap Growth, Class F, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class F shares of the Fund are only available for purchase by mutual funds for which Fidelity Management & Research Company (FMR) or an affiliate serves as investment manager. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by FMR and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

Annual Report

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after period end through the date that the financial statements were issued, September 29, 2009, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are classified into three levels. Level 1 includes readily available unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes observable inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. Level 3 includes unobservable inputs when market prices are not readily available or reliable. Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy. The aggregate value by input level, as of
July 31, 2009, for the Fund's investments is included at the end of the Fund's Schedule of Investments. Valuation techniques of the Fund's major categories of assets and liabilities as presented in the Schedule of Investments are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There are no unrecognized tax benefits in the accompanying financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), net operating losses, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 181,012,112
Unrealized depreciation	(87,536,610)
Net unrealized appreciation (depreciation)	$ 93,475,502
Capital loss carryforward	$ (225,666,789)
Cost for federal income tax purposes	$ 1,142,600,038

The tax character of distributions paid was as follows:

	July 31, 2009	July 31, 2008
Ordinary Income	$ -	$ 58,646,396
Long-term Capital Gains	-	22,553,344
Total	$ -	$ 81,199,740

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,570,773,226 and $1,479,446,364, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the retail class of the Fund, Small Cap Growth, as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .70% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 76,876	$ 5,323
Class T	.25%	.25%	84,369	411
Class B	.75%	.25%	36,662	27,543
Class C	.75%	.25%	115,606	22,697
			$ 313,513	$ 55,974

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 19,540
Class T	5,412
Class B*	10,063
Class C*	1,951
$ 36,966

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of each class, except for Class F. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each applicable class were as follows:

	Amount	% of Average Net Assets
Class A	$ 97,925.32
Class T	55,774.33
Class B	11,708.32
Class C	36,729.32
Small Cap Growth	2,888,449.32
Institutional Class	44,019.28
	$ 3,134,604

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $42,239 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $4,471 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.

Annual Report

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $48,874 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $969. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Small Cap Growth	$ 6,565

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2009	2008
From net realized gain
Class A	$ -	$ 2,216,913
Class T	-	1,570,296
Class B	-	348,424
Class C	-	1,307,950
Small Cap Growth	-	74,608,644
Institutional Class	-	1,147,513
Total	$ -	$ 81,199,740

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2009 A	2008	2009 A	2008
Class A
Shares sold	1,768,538	1,742,262	$ 16,919,128	$ 25,505,334
Reinvestment of distributions	-	126,731	-	1,912,181
Shares redeemed	(1,239,291)	(763,921)	(11,138,983)	(11,052,109)
Net increase (decrease)	529,247	1,105,072	$ 5,780,145	$ 16,365,406
Class T
Shares sold	1,485,602	487,722	$ 12,842,623	$ 7,048,735
Reinvestment of distributions	-	99,906	-	1,507,341
Shares redeemed	(1,132,759)	(586,050)	(9,596,209)	(8,531,977)
Net increase (decrease)	352,843	1,578	$ 3,246,414	$ 24,099

Annual Report

Notes to Financial Statements - continued

10. Share Transactions - continued

	Shares		Dollars
Years ended July 31,	2009 A	2008	2009 A	2008
Class B
Shares sold	116,072	132,932	$ 1,042,949	$ 1,958,446
Reinvestment of distributions	-	22,166	-	332,229
Shares redeemed	(145,097)	(125,460)	(1,355,668)	(1,804,323)
Net increase (decrease)	(29,025)	29,638	$ (312,719)	$ 486,352
Class C
Shares sold	604,934	436,957	$ 5,793,290	$ 6,320,995
Reinvestment of distributions	-	82,544	-	1,234,732
Shares redeemed	(479,386)	(703,886)	(4,290,700)	(9,901,355)
Net increase (decrease)	125,548	(184,385)	$ 1,502,590	$ (2,345,628)
Small Cap Growth
Shares sold	30,718,046	38,610,197	$ 287,281,815	$ 574,316,675
Reinvestment of distributions	-	4,701,343	-	71,216,320
Shares redeemed	(22,726,319)	(22,858,332)	(209,407,815)	(336,543,207)
Net increase (decrease)	7,991,727	20,453,208	$ 77,874,000	$ 308,989,788
Class F
Shares sold	14,590	-	$ 145,457	$ -
Shares redeemed	(12)	-	(113)	-
Net increase (decrease)	14,578	-	$ 145,344	$ -
Institutional Class
Shares sold	802,152	788,829	$ 7,245,594	$ 11,907,085
Reinvestment of distributions	-	66,279	-	1,004,006
Shares redeemed	(728,847)	(323,911)	(6,247,810)	(4,862,607)
Net increase (decrease)	73,305	531,197	$ 997,784	$ 8,048,484

A Share transactions for Class F are for the period June 26, 2009 (commencement of sale of shares) to July 31, 2009.

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Fidelity Freedom 2020 Fund and Fidelity Freedom 2030 Fund were the owners of record of approximately 12% and 10% of the total outstanding shares of the Fund. The Fidelity Freedom Funds were the owners of record, in the aggregate, of approximately 53% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and the Shareholders of Fidelity Small Cap Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Small Cap Growth Fund (a fund of Fidelity Securities Fund) at July 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Small Cap Growth Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 29, 2009

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for Mr. Edward C. Johnson 3d and Mr. James C. Curvey, each of the Trustees oversees 220 funds advised by FMR or an affiliate. Mr. Johnson oversees 262 funds advised by FMR or an affiliate. Mr. Curvey oversees 392 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (79)

Year of Election or Appointment: 1984

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (74)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-
present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (61)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (55)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (65)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (64)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-
present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (65)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-
present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (70)

Year of Election or Appointment: 2002

Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-
2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (60)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (58)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-
present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-
present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (65)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (39)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2009-
present) and is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Brian B. Hogan (44)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-
present). Previously, Mr. Hogan served as a portfolio manager.

Thomas C. Hense (45)

Year of Election or Appointment: 2008

Vice President of Fidelity's High Income and Small Cap Funds. Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Scott C. Goebel (41)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-
present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (40)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Vice President and Associate General Counsel of FMR LLC (2005-present), and is an employee of Fidelity Investments.

Holly C. Laurent (55)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (50)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (62)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-
present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (47)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian also serves as Chief Financial Officer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments. Previously, Mr. Christian served as Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009) and as Vice President of Business Analysis (2003-2004).

Bryan A. Mehrmann (48)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (41)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Name, Age; Principal Occupation
John R. Hebble (51)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Paul M. Murphy (62)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments. Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (50)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Small Cap Growth Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2009 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. In response to last year's financial crisis, FMR took a number of actions intended to cut costs and improve efficiency without weakening the investment teams or resources. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure and broaden the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) contractually agreeing to reduce the management fee on Fidelity U.S. Bond Index Fund; and (iv) expanding Class A and Class T load waiver categories to increase rollover retention opportunities and create consistent policies across the classes.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. Because the fund had been in existence less than five calendar years, the following charts considered by the Board show, over the one- and three-year periods ended December 31, 2008, the cumulative total returns of Institutional Class (Class I) and Class C of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Institutional Class (Class I) and Class C show the performance of the highest and lowest performing classes, respectively (based on three-year performance). (The fund did not offer Class F as of December 31, 2008.) The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Small Cap Growth Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Institutional Class (Class I) of the fund was in the fourth quartile for the one-year period and the second quartile for the three-year period. The Board also stated that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board reviewed the year-to-date performance of Fidelity Small Cap Growth (retail class) through May 31, 2009 and stated that it exceeded the fund's benchmark.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in 2008, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 12% means that 88% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Small Cap Growth Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2008. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class B, Class C, Institutional Class, and Fidelity Small Cap Growth (retail class) ranked below its competitive median for 2008 and the total expenses of Class T ranked above its competitive median for 2008. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board created an Ad Hoc Committee (the "Committee") to analyze economies of scale. The Committee was formed to consider whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Committee, that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's compensation structure for portfolio managers and key personnel, including performance benchmarks used by Fidelity in evaluating incentive compensation for portfolio managers and research analysts; (iv) the structure and process of equity research and actions taken by FMR to improve the quality of research; (v) the selection of and compensation paid by FMR to fund sub-advisers; (vi) Fidelity's fee structures and rationale for recommending different fees among categories of funds; (vii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; (viii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; and (ix) explanations for the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)
Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

For mutual fund and brokerage trading.

For quotes.*

For account balances and holdings.

To review orders and mutual
fund activity.

To change your PIN.

To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)
Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

15445 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
Campbell, CA

19200 Von Karman Avenue
Irvine, CA

601 Larkspur Landing Circle
Larkspur, CA

2000 Avenue of the Stars
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73-575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

123 South Lake Avenue
Pasadena, CA

16656 Bernardo Ctr. Drive
Rancho Bernardo, CA

1220 Roseville Parkway
Roseville, CA

1740 Arden Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

11943 El Camino Real
San Diego, CA

8 Montgomery Street
San Francisco, CA

3793 State Street
Santa Barbara, CA

1200 Wilshire Boulevard
Santa Monica, CA

398 West El Camino Real
Sunnyvale, CA

111 South Westlake Blvd
Thousand Oaks, CA

21701 Hawthorne Boulevard
Torrance, CA

2001 North Main Street
Walnut Creek, CA

6326 Canoga Avenue
Woodland Hills, CA

Colorado

281 East Flatiron Circle
Broomfield, CO

1625 Broadway
Denver, CO

9185 Westview Road
Lone Tree, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

400 Delaware Avenue
Wilmington, DE

Florida

175 East Altamonte Drive
Altamonte Springs, FL

4400 N. Federal Highway
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

4671 Town Center Parkway
Jacksonville, FL

8880 Tamiami Trail, North
Naples, FL

230 Royal Palm Way
Palm Beach, FL

3501 PGA Boulevard
Palm Beach Gardens, FL

3550 Tamiami Trail, South
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

2465 State Road 7
Wellington, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

401 North Michigan Avenue
Chicago, IL

One Skokie Valley Road
Highland Park, IL

1415 West 22nd Street
Oak Brook, IL

15105 S LaGrange Road
Orland Park, IL

1572 East Golf Road
Schaumburg, IL

Indiana

4729 East 82nd Street
Indianapolis, IN

8480 Keystone Crossing
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7315 Wisconsin Avenue
Bethesda, MD

610 York Road
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

238 Main Street
Cambridge, MA

200 Endicott Street
Danvers, MA

Annual Report

405 Cochituate Road
Framingham, MA

551 Boston Turnpike
Shrewsbury, MA

Michigan

500 E. Eisenhower Pkwy.
Ann Arbor, MI

280 Old N. Woodward Ave.
Birmingham, MI

30200 Northwestern Hwy.
Farmington Hills, MI

43420 Grand River Avenue
Novi, MI

Minnesota

7740 France Avenue South
Edina, MN

8342 3rd Street North
Oakdale, MN

Missouri

1524 South Lindbergh Blvd.
St. Louis, MO

Nevada

2225 Village Walk Drive
Henderson, NV

New Jersey

501 Route 73 South
Marlton, NJ

150 Essex Street
Millburn, NJ

35 Morris Street
Morristown, NJ

396 Route 17, North
Paramus, NJ

3518 Route 1 North
Princeton, NJ

530 Broad Street
Shrewsbury, NJ

New Mexico

2261 Q Street NE
Albuquerque, NM

New York

1130 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

980 Madison Avenue
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

200 Fifth Avenue
New York, NY

733 Third Avenue
New York, NY

11 Penn Plaza
New York, NY

2070 Broadway
New York, NY

1075 Northern Blvd.
Roslyn, NY

799 Central Park Avenue
Scarsdale, NY

North Carolina

4611 Sharon Road
Charlotte, NC

7011 Fayetteville Road
Durham, NC

Ohio

3805 Edwards Road
Cincinnati, OH

1324 Polaris Parkway
Columbus, OH

1800 Crocker Road
Westlake, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

7493 SW Bridgeport Road
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
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Annual Report

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Annual Report

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Fidelity®

Small Cap Growth

Fund
Class F

Annual Report

July 31, 2009
(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the fund's most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

We've seen a welcome uptick in the global equity markets this spring and summer, as signs of stabilization in some economic indicators have brought many investors back into the marketplace. But there remain other key measures - notably high unemployment and slack consumer spending - that suggest the road back to economic health could still be a bumpy ride. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,
/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2009	Past 1 year	Life of fund
Class F A	-17.98%	3.76%

A The initial offering of Class F shares took place on June 26, 2009. Returns prior to June 26, 2009 are those of Small Cap Growth, the original class of the fund.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Small Cap Growth Fund - Class F on November 3, 2004. The chart shows how the value of your investment would have changed, and also shows how the Russell 2000® Growth Index performed over the same period. The initial offering of Class F took place on June 26, 2009. See above for additional information regarding the performance of Class F.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stocks - battered by the effects of a global credit crisis for most of the year - were aided by early signs of a healing economy during the final months of the year ending July 31, 2009. For roughly half of the 12-month period, equities were in free fall, as a succession of large financial institutions around the world either collapsed or were forced into mergers or government conservatorship, and harried investors relinquished riskier assets in a massive flight to quality. By March, however, as unprecedented government interventions around the world took root, signs of a potential recovery began to emerge: corporate profits, though still weak, began to stabilize and valuations started to return to normal trading ranges. Against this improving backdrop, major equity indexes posted significant gains in March and April, which carried through to the end of the period. For the year overall, the Standard & Poor's 500SM Index declined 19.96%, while the Dow Jones U.S. Total Stock Market IndexSM - the broadest overall gauge of domestic equities - was down 19.95%. Meanwhile, the blue-chip-laden Dow Jones Industrial AverageSM fell 16.62% and the technology-heavy Nasdaq Composite® Index posted a 14.05% loss.

Comments from Lionel Harris, Portfolio Manager of Fidelity® Small Cap Growth Fund: For the year ending July 31, 2009, the fund's Class F shares outperformed the 20.86% decline of the Russell 2000® Growth Index. (For specific class-level results, please see the performance section of this report.) Security selection in the energy sector helped the most versus the index. My stock picks in technology - led by hardware/equipment names - also contributed, as did favorable positioning within consumer discretionary and a modest cash position. In contrast, the fund was hurt by an underweighting and weak stock selection in the pharmaceuticals/biotechnology/life science segment of health care. Currency fluctuations also detracted given the fund's exposure to foreign stocks. Our top individual contributor was Insight Enterprises, a provider of technology hardware, software and services that bounced back strongly after an earnings restatement. Also outperforming was private post-secondary education company Apollo Group and Iconix Brand Group, which markets a variety of consumer fashion and home brands. The biggest detractor by far was China-based JA Solar Holdings, a maker of solar cells whose share price collapsed as financing dried up for solar energy projects. Another negative was coal company Foundation Coal Holdings, which fell along with coal prices. Some of the stocks I've mentioned were not part of the benchmark, and many were no longer held in the fund as of period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2009 to July 31, 2009) for Class A, Class T, Class B, Class C, Small Cap Growth and Institutional Class and for the entire period (June 26, 2009 to July 31, 2009) for Class F. The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (February 1, 2009 to July 31, 2009).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value	Ending Account Value July 31, 2009	Expenses Paid During Period
Class A	1.39%
Actual		$ 1,000.00	$ 1,315.90	$ 7.98 B
HypotheticalA		$ 1,000.00	$ 1,017.90	$ 6.95 C
Class T	1.65%
Actual		$ 1,000.00	$ 1,314.60	$ 9.47 B
Hypothetical A		$ 1,000.00	$ 1,016.61	$ 8.25 C
Class B	2.14%
Actual		$ 1,000.00	$ 1,311.40	$ 12.26 B
Hypothetical A		$ 1,000.00	$ 1,014.18	$ 10.69 C
Class C	2.14%
Actual		$ 1,000.00	$ 1,312.20	$ 12.27 B
Hypothetical A		$ 1,000.00	$ 1,014.18	$ 10.69 C
Small Cap Growth	1.14%
Actual		$ 1,000.00	$ 1,318.40	$ 6.55 B
Hypothetical A		$ 1,000.00	$ 1,019.14	$ 5.71 C
Class F	.74%
Actual		$ 1,000.00	$ 1,086.70	$ .76 B
Hypothetical A		$ 1,000.00	$ 1,021.12	$ 3.71 C
Institutional Class	1.11%
Actual		$ 1,000.00	$ 1,319.20	$ 6.38 B
Hypothetical A		$ 1,000.00	$ 1,019.29	$ 5.56 C

A 5% return per year before expenses

B Actual expenses are equal to each Class' annualized expense ratio; multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period) for Class A, Class T, Class B, Class C, Small Cap Growth and Institutional Class and multiplied by 36/365 (to reflect the period June 26, 2009 to July 31, 2009) for Class F.

C Hypothetical expenses are equal to each Class' annualized expense ratio; multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
EXCO Resources, Inc.	1.8	1.3
j2 Global Communications, Inc.	1.5	1.8
Janus Capital Group, Inc.	1.3	0.3
CACI International, Inc. Class A	1.3	1.7
Iconix Brand Group, Inc.	1.2	0.9
Alaska Air Group, Inc.	1.2	0.9
Bally Technologies, Inc.	1.2	0.9
Life Technologies Corp.	1.1	0.0
Brookdale Senior Living, Inc.	1.1	0.7
Insight Enterprises, Inc.	1.1	0.0
	12.8
Top Five Market Sectors as of July 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	24.0	18.9
Health Care	20.7	23.0
Consumer Discretionary	15.9	12.6
Industrials	15.5	15.1
Financials	6.2	6.7
Asset Allocation (% of fund's net assets)
As of July 31, 2009*		As of January 31, 2009**
	Stocks 95.7%		Stocks 94.7%
	Short-Term Investments and Net Other Assets 4.3%		Short-Term Investments and Net Other Assets 5.3%
* Foreign investments	11.2%	** Foreign investments	12.8%

Annual Report

Investments July 31, 2009

Showing Percentage of Net Assets

Common Stocks - 95.7%
	Shares	Value
CONSUMER DISCRETIONARY - 15.9%
Auto Components - 1.6%
BorgWarner, Inc.	349,000	$ 11,583,310
Gentex Corp.	480,000	7,185,600
		18,768,910
Diversified Consumer Services - 2.0%
Brinks Home Security Holdings, Inc. (a)	274,600	8,188,572
Regis Corp.	544,400	7,436,504
Steiner Leisure Ltd. (a)	248,000	7,864,080
		23,489,156
Hotels, Restaurants & Leisure - 4.8%
Bally Technologies, Inc. (a)	385,600	13,962,576
Jack in the Box, Inc. (a)	291,000	6,140,100
Life Time Fitness, Inc. (a)(d)	205,000	5,217,250
Penn National Gaming, Inc. (a)	213,000	6,754,230
Town Sports International Holdings, Inc. (a)(e)	1,205,000	4,060,850
WMS Industries, Inc. (a)	267,000	9,654,720
Wyndham Worldwide Corp.	800,000	11,160,000
		56,949,726
Household Durables - 1.1%
Dorel Industries, Inc. Class B (sub. vtg.)	289,550	6,719,033
Hooker Furniture Corp.	477,476	6,555,745
		13,274,778
Internet & Catalog Retail - 0.7%
Priceline.com, Inc. (a)(d)	64,900	8,412,338
Media - 0.9%
Virgin Media, Inc.	1,003,000	10,481,350
Specialty Retail - 2.0%
Casual Male Retail Group, Inc. (a)(d)	1,479,113	3,150,511
Dick's Sporting Goods, Inc. (a)	315,000	6,252,750
Sally Beauty Holdings, Inc. (a)	1,111,000	7,754,780
The Men's Wearhouse, Inc.	306,900	6,632,109
		23,790,150
Textiles, Apparel & Luxury Goods - 2.8%
FGX International Ltd. (a)	618,000	8,163,780
G-III Apparel Group Ltd. (a)	655,300	7,922,577
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Textiles, Apparel & Luxury Goods - continued
Iconix Brand Group, Inc. (a)	834,500	$ 14,620,440
Liz Claiborne, Inc.	823,300	2,601,628
		33,308,425
TOTAL CONSUMER DISCRETIONARY		188,474,833
CONSUMER STAPLES - 3.5%
Beverages - 0.5%
Constellation Brands, Inc. Class A (sub. vtg.) (a)	475,000	6,488,500
Food Products - 2.1%
Calavo Growers, Inc.	395,000	8,018,500
Corn Products International, Inc.	237,900	6,661,200
Smithfield Foods, Inc. (a)(d)	750,000	10,162,500
		24,842,200
Personal Products - 0.9%
Chattem, Inc. (a)	160,300	10,046,001
TOTAL CONSUMER STAPLES		41,376,701
ENERGY - 6.1%
Oil, Gas & Consumable Fuels - 6.1%
Cabot Oil & Gas Corp.	215,600	7,574,028
Comstock Resources, Inc. (a)	239,198	9,209,123
EXCO Resources, Inc. (a)	1,561,400	21,453,637
Mariner Energy, Inc. (a)	725,000	8,692,750
Massey Energy Co.	367,000	9,762,200
Petroleum Development Corp. (a)	313,217	5,274,574
Whiting Petroleum Corp. (a)	212,000	9,743,520
		71,709,832
FINANCIALS - 6.2%
Capital Markets - 2.5%
Cohen & Steers, Inc.	389,406	7,114,448
FCStone Group, Inc. (a)	1,248,200	6,977,438
Janus Capital Group, Inc.	1,167,800	15,952,148
VZ Holding AG	3,342	170,438
		30,214,472
Commercial Banks - 1.5%
CapitalSource, Inc.	1,295,000	6,008,800
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Commercial Banks - continued
Huntington Bancshares, Inc.	1,352,900	$ 5,533,361
Signature Bank, New York (a)	200,000	5,896,000
		17,438,161
Diversified Financial Services - 0.1%
Fifth Street Finance Corp.	142,200	1,471,770
Insurance - 1.7%
Allied World Assurance Co. Holdings Ltd.	143,000	6,214,780
Aspen Insurance Holdings Ltd.	230,100	5,722,587
eHealth, Inc. (a)	470,125	7,634,830
		19,572,197
Real Estate Investment Trusts - 0.4%
American Campus Communities, Inc.	224,200	5,140,906
TOTAL FINANCIALS		73,837,506
HEALTH CARE - 20.7%
Biotechnology - 4.0%
Cephalon, Inc. (a)(d)	185,800	10,897,170
Dendreon Corp. (a)(d)	270,000	6,536,700
Micromet, Inc. (a)	92,500	594,775
PDL BioPharma, Inc.	900,000	7,407,000
Theravance, Inc. (a)(d)	444,000	6,704,400
United Therapeutics Corp. (a)	125,000	11,577,500
Vanda Pharmaceuticals, Inc. (a)	250,000	3,800,000
		47,517,545
Health Care Equipment & Supplies - 4.9%
ev3, Inc. (a)	695,000	8,527,650
Integra LifeSciences Holdings Corp. (a)	376,400	11,916,824
Kinetic Concepts, Inc. (a)	215,267	6,806,743
Meridian Bioscience, Inc.	353,505	7,784,180
Orthovita, Inc. (a)	1,150,000	7,486,500
Sirona Dental Systems, Inc. (a)	348,000	9,044,520
Wright Medical Group, Inc. (a)	447,000	6,222,240
		57,788,657
Health Care Providers & Services - 6.2%
Brookdale Senior Living, Inc. (d)	1,173,000	12,562,830
Centene Corp. (a)	417,433	8,060,631
Genoptix, Inc. (a)	170,800	5,347,748
Hanger Orthopedic Group, Inc. (a)	445,000	6,105,400
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Health Care Providers & Services - continued
Health Management Associates, Inc. Class A (a)	750,000	$ 4,522,500
IPC The Hospitalist Co., Inc. (a)	234,000	6,516,900
Providence Service Corp. (a)	393,800	4,154,590
PSS World Medical, Inc. (a)	344,499	6,962,325
Psychiatric Solutions, Inc. (a)	235,000	6,349,700
ResCare, Inc. (a)	275,000	4,295,500
Synergy Health PLC	975,411	8,013,652
		72,891,776
Life Sciences Tools & Services - 2.6%
Life Technologies Corp. (a)	289,000	13,158,170
QIAGEN NV (a)	468,000	8,873,280
Varian, Inc. (a)	165,000	8,375,400
		30,406,850
Pharmaceuticals - 3.0%
Ardea Biosciences, Inc. (a)(d)	327,000	6,369,960
Cadence Pharmaceuticals, Inc. (a)(d)	440,000	5,324,000
Optimer Pharmaceuticals, Inc. (a)(d)	433,000	6,100,970
ViroPharma, Inc. (a)	800,000	5,896,000
Vivus, Inc. (a)	745,000	5,520,450
XenoPort, Inc. (a)	341,000	6,925,710
		36,137,090
TOTAL HEALTH CARE		244,741,918
INDUSTRIALS - 15.5%
Aerospace & Defense - 1.8%
Alliant Techsystems, Inc. (a)	62,000	4,880,640
Stanley, Inc. (a)	284,000	8,730,160
Teledyne Technologies, Inc. (a)	221,000	7,233,330
		20,844,130
Airlines - 1.2%
Alaska Air Group, Inc. (a)	625,000	14,412,500
Commercial Services & Supplies - 1.2%
InnerWorkings, Inc. (a)	1,330,238	6,877,330
The Geo Group, Inc. (a)	378,000	6,796,440
		13,673,770
Construction & Engineering - 0.9%
Chicago Bridge & Iron Co. NV (NY Shares)	741,000	10,336,950
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Electrical Equipment - 2.8%
Acuity Brands, Inc.	231,100	$ 6,819,761
Regal-Beloit Corp.	188,000	8,715,680
SMA Solar Technology AG	115,300	9,220,631
Sunpower Corp. Class B (a)	307,400	8,392,020
		33,148,092
Machinery - 1.8%
Blount International, Inc. (a)	735,000	6,835,500
Navistar International Corp. (a)	138,000	5,456,520
OSG Corp.	980,000	9,001,374
		21,293,394
Professional Services - 1.7%
CoStar Group, Inc. (a)(d)	92,136	3,384,155
Kforce, Inc. (a)	143,806	1,400,670
Monster Worldwide, Inc. (a)(d)	675,880	8,806,716
Navigant Consulting, Inc. (a)	533,800	6,352,220
		19,943,761
Road & Rail - 1.3%
Con-way, Inc.	195,000	8,882,250
Knight Transportation, Inc.	387,300	7,025,622
		15,907,872
Trading Companies & Distributors - 2.1%
Beacon Roofing Supply, Inc. (a)	577,000	9,676,290
Interline Brands, Inc. (a)	505,000	8,549,650
Rush Enterprises, Inc. Class A (a)	538,954	7,060,297
		25,286,237
Transportation Infrastructure - 0.7%
Aegean Marine Petroleum Network, Inc.	515,200	8,758,400
TOTAL INDUSTRIALS		183,605,106
INFORMATION TECHNOLOGY - 24.0%
Communications Equipment - 4.2%
Comtech Telecommunications Corp. (a)	361,000	11,505,070
Plantronics, Inc.	510,000	12,071,700
Riverbed Technology, Inc. (a)	290,000	5,802,900
Starent Networks Corp. (a)	364,000	8,728,720
ViaSat, Inc. (a)	415,700	11,223,900
		49,332,290
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Computers & Peripherals - 1.4%
Super Micro Computer, Inc. (a)	1,050,000	$ 8,337,000
Wincor Nixdorf AG	162,400	8,716,806
		17,053,806
Electronic Equipment & Components - 2.2%
Ingram Micro, Inc. Class A (a)	380,000	6,391,600
Insight Enterprises, Inc. (a)	1,200,000	12,360,000
SYNNEX Corp. (a)	250,000	7,105,000
		25,856,600
Internet Software & Services - 3.6%
Art Technology Group, Inc. (a)	1,506,752	5,710,590
Equinix, Inc. (a)(d)	85,600	6,996,088
j2 Global Communications, Inc. (a)	752,500	18,052,475
Telecity Group PLC (a)	2,116,600	11,917,006
		42,676,159
IT Services - 4.6%
CACI International, Inc. Class A (a)	319,400	14,756,280
CyberSource Corp. (a)	427,466	7,412,260
Datacash Group PLC	1,671,200	7,217,511
Online Resources Corp. (a)	1,135,000	7,502,350
WNS Holdings Ltd. sponsored ADR (a)	692,300	8,826,825
Wright Express Corp. (a)	316,000	8,936,480
		54,651,706
Semiconductors & Semiconductor Equipment - 4.3%
Brooks Automation, Inc. (a)	326,300	1,934,959
Diodes, Inc. (a)	593,000	10,946,780
Fairchild Semiconductor International, Inc. (a)	957,000	8,450,310
FormFactor, Inc. (a)	305,000	7,030,250
Hittite Microwave Corp. (a)	198,821	6,982,594
Kulicke & Soffa Industries, Inc. (a)	48,100	282,347
Lam Research Corp. (a)	284,000	8,537,040
Varian Semiconductor Equipment Associates, Inc. (a)	196,490	6,295,540
		50,459,820
Software - 3.7%
Blackbaud, Inc.	361,059	6,751,803
Informatica Corp. (a)	381,000	7,006,590
PROS Holdings, Inc. (a)	1,168,857	9,187,216
Radiant Systems, Inc. (a)	700,000	7,042,000
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Software - continued
Taleo Corp. Class A (a)	494,639	$ 8,656,183
TeleCommunication Systems, Inc. Class A (a)	680,000	5,630,400
		44,274,192
TOTAL INFORMATION TECHNOLOGY		284,304,573
MATERIALS - 3.0%
Chemicals - 0.9%
Solutia, Inc. (a)	1,232,000	11,014,080
Containers & Packaging - 0.8%
Myers Industries, Inc.	888,000	8,737,920
Metals & Mining - 1.3%
Commercial Metals Co.	480,000	7,939,200
Red Back Mining, Inc. (a)	834,400	7,752,675
		15,691,875
TOTAL MATERIALS		35,443,875
TELECOMMUNICATION SERVICES - 0.6%
Diversified Telecommunication Services - 0.6%
Premiere Global Services, Inc. (a)	772,000	7,403,480
UTILITIES - 0.2%
Water Utilities - 0.2%
Southwest Water Co.	612,499	2,995,120
TOTAL COMMON STOCKS (Cost $1,024,742,072)		1,133,892,944
Money Market Funds - 8.6%
	Shares	Value
Fidelity Cash Central Fund, 0.37% (b)	59,331,146	$ 59,331,146
Fidelity Securities Lending Cash Central Fund, 0.22% (b)(c)	42,851,450	42,851,450
TOTAL MONEY MARKET FUNDS (Cost $102,182,596)		102,182,596
TOTAL INVESTMENT PORTFOLIO - 104.3% (Cost $1,126,924,668)		1,236,075,540
NET OTHER ASSETS - (4.3)%		(51,346,303)
NET ASSETS - 100%		$ 1,184,729,237
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 517,487
Fidelity Securities Lending Cash Central Fund	961,427
Total	$ 1,478,914
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Town Sports International Holdings, Inc.	$ -	$ 4,725,971	$ -	$ -	$ 4,060,850
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	88.8%
United Kingdom	3.0%
Netherlands	1.7%
Germany	1.5%
Canada	1.2%
Bermuda	1.0%
Others (individually less than 1%)	2.8%
100.0%
Income Tax Information
At July 31, 2009, the fund had a capital loss carryforward of approximately $225,666,789 all of which will expire on July 31, 2017.
The fund intends to elect to defer to its fiscal year ending July 31, 2010 approximately $200,880,622 of losses recognized during the period November 1, 2008 to July 31, 2009.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	July 31, 2009

Assets
Investment in securities, at value (including securities loaned of $41,513,365) - See accompanying schedule: Unaffiliated issuers (cost $1,020,016,101)	$ 1,129,832,094
Fidelity Central Funds (cost $102,182,596)	102,182,596
Other affiliated issuers (cost $4,725,971)	4,060,850
Total Investments (cost $1,126,924,668)		$ 1,236,075,540
Receivable for investments sold		1,187,026
Receivable for fund shares sold		2,786,784
Dividends receivable		131,925
Distributions receivable from Fidelity Central Funds		35,020
Prepaid expenses		4,196
Other receivables		2,520
Total assets		1,240,223,011

Liabilities
Payable for investments purchased	$ 10,975,489
Payable for fund shares redeemed	568,428
Accrued management fee	673,586
Distribution fees payable	29,425
Other affiliated payables	344,774
Other payables and accrued expenses	50,622
Collateral on securities loaned, at value	42,851,450
Total liabilities		55,493,774

Net Assets		$ 1,184,729,237
Net Assets consist of:
Paid in capital		$ 1,517,801,153
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(442,223,340)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		109,151,424
Net Assets		$ 1,184,729,237

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

July 31, 2009

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($40,211,246 ÷ 3,725,157 shares)	$ 10.79

Maximum offering price per share (100/94.25 of $10.79)	$ 11.45
Class T: Net Asset Value and redemption price per share ($21,533,044 ÷ 2,004,293 shares)	$ 10.74

Maximum offering price per share (100/96.50 of $10.74)	$ 11.13
Class B: Net Asset Value and offering price per share ($4,170,875 ÷ 394,499 shares) A	$ 10.57

Class C: Net Asset Value and offering price per share ($14,267,023 ÷ 1,351,893 shares) A	$ 10.55

Small Cap Growth: Net Asset Value, offering price and redemption price per share ($1,085,184,165 ÷ 99,624,971 shares)	$ 10.89

Class F: Net Asset Value, offering price and redemption price per share ($158,876 ÷ 14,578 shares)	$ 10.90

Institutional Class: Net Asset Value, offering price and redemption price per share ($19,204,008 ÷ 1,760,702 shares)	$ 10.91

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended July 31, 2009
Investment Income
Dividends		$ 5,314,790
Interest		160
Income from Fidelity Central Funds (including $961,427 from security lending)		1,478,914
Total income		6,793,864

Expenses
Management fee Basic fee	$ 7,084,137
Performance adjustment	(88,225)
Transfer agent fees	3,134,604
Distribution fees	313,513
Accounting and security lending fees	366,910
Custodian fees and expenses	49,190
Independent trustees' compensation	6,657
Registration fees	104,283
Audit	57,632
Legal	4,978
Miscellaneous	29,154
Total expenses before reductions	11,062,833
Expense reductions	(56,408)	11,006,425
Net investment income (loss)		(4,212,561)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(335,295,629)
Foreign currency transactions	(356)
Total net realized gain (loss)		(335,295,985)
Change in net unrealized appreciation (depreciation) on: Investment securities	109,377,918
Assets and liabilities in foreign currencies	2,762
Total change in net unrealized appreciation (depreciation)		109,380,680
Net gain (loss)		(225,915,305)
Net increase (decrease) in net assets resulting from operations		$ (230,127,866)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended July 31, 2009	Year ended July 31, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (4,212,561)	$ (6,524,319)
Net realized gain (loss)	(335,295,985)	(103,756,345)
Change in net unrealized appreciation (depreciation)	109,380,680	(72,236,255)
Net increase (decrease) in net assets resulting from operations	(230,127,866)	(182,516,919)
Distributions to shareholders from net realized gain	-	(81,199,740)
Share transactions - net increase (decrease)	89,233,558	331,568,501
Redemption fees	255,734	439,174
Total increase (decrease) in net assets	(140,638,574)	68,291,016

Net Assets
Beginning of period	1,325,367,811	1,257,076,795
End of period	$ 1,184,729,237	$ 1,325,367,811

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended July 31,

2009

2008

2007

2006

2005 J

Selected Per-Share Data
Net asset value, beginning of period	$ 13.20	$ 16.06	$ 12.88	$ 12.95	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.06)	(.11)	(.12) H	(.10) I	(.07)
Net realized and unrealized gain (loss)	(2.35)	(1.73)	3.39	.18	3.01
Total from investment operations	(2.41)	(1.84)	3.27	.08	2.94
Distributions from net realized gain	-	(1.02)	(.09)	(.16)	-
Redemption fees added to paid in capital E	- L	- L	- L	.01	.01
Net asset value, end of period	$ 10.79	$ 13.20	$ 16.06	$ 12.88	$ 12.95
Total Return B,C,D	(18.26)%	(12.26)%	25.52%	.70%	29.50%
Ratios to Average Net Assets F,K
Expenses before reductions	1.33%	1.40%	1.44%	1.53%	1.55% A
Expenses net of fee waivers, if any	1.33%	1.40%	1.40%	1.40%	1.45% A
Expenses net of all reductions	1.33%	1.39%	1.39%	1.35%	1.36% A
Net investment income (loss)	(.64)%	(.74)%	(.80)% H	(.79)% I	(.78)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 40,211	$ 42,187	$ 33,588	$ 18,104	$ 4,719
Portfolio turnover rate G	150%	113%	91%	129%	93% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.84)%.

I Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.85)%.

J For the period November 3, 2004 (commencement of operations) to July 31, 2005.

K Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

L Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended July 31,

2009

2008

2007

2006

2005 J

Selected Per-Share Data
Net asset value, beginning of period	$ 13.17	$ 16.01	$ 12.86	$ 12.93	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.09)	(.15)	(.16) H	(.14) I	(.09)
Net realized and unrealized gain (loss)	(2.34)	(1.73)	3.38	.19	3.01
Total from investment operations	(2.43)	(1.88)	3.22	.05	2.92
Distributions from net realized gain	-	(.96)	(.07)	(.13)	-
Redemption fees added to paid in capital E	- L	- L	- L	.01	.01
Net asset value, end of period	$ 10.74	$ 13.17	$ 16.01	$ 12.86	$ 12.93
Total Return B,C,D	(18.45)%	(12.50)%	25.18%	.48%	29.30%
Ratios to Average Net Assets F,K
Expenses before reductions	1.60%	1.65%	1.67%	1.73%	1.79% A
Expenses net of fee waivers, if any	1.60%	1.65%	1.65%	1.65%	1.70% A
Expenses net of all reductions	1.59%	1.65%	1.65%	1.60%	1.61% A
Net investment income (loss)	(.91)%	(.99)%	(1.05)% H	(1.04)% I	(1.03)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 21,533	$ 21,754	$ 26,419	$ 19,205	$ 5,240
Portfolio turnover rate G	150%	113%	91%	129%	93% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.09)%.

I Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.10)%.

J For the period November 3, 2004 (commencement of operations) to July 31, 2005.

K Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

L Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,

2009

2008

2007

2006

2005 J

Selected Per-Share Data
Net asset value, beginning of period	$ 13.03	$ 15.85	$ 12.78	$ 12.87	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.13)	(.22)	(.23) H	(.20) I	(.13)
Net realized and unrealized gain (loss)	(2.33)	(1.71)	3.36	.19	2.99
Total from investment operations	(2.46)	(1.93)	3.13	(.01)	2.86
Distributions from net realized gain	-	(.89)	(.06)	(.09)	-
Redemption fees added to paid in capital E	- L	- L	- L	.01	.01
Net asset value, end of period	$ 10.57	$ 13.03	$ 15.85	$ 12.78	$ 12.87
Total Return B,C,D	(18.88)%	(12.92)%	24.57%	(.03)%	28.70%
Ratios to Average Net Assets F,K
Expenses before reductions	2.08%	2.15%	2.20%	2.28%	2.33% A
Expenses net of fee waivers, if any	2.08%	2.15%	2.15%	2.15%	2.20% A
Expenses net of all reductions	2.08%	2.15%	2.15%	2.10%	2.11% A
Net investment income (loss)	(1.39)%	(1.49)%	(1.55)% H	(1.54)% I	(1.53)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,171	$ 5,517	$ 6,242	$ 5,191	$ 2,055
Portfolio turnover rate G	150%	113%	91%	129%	93% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.59)%.

I Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.60)%.

J For the period November 3, 2004 (commencement of operations) to July 31, 2005.

K Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

L Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended July 31,

2009

2008

2007

2006

2005 J

Selected Per-Share Data
Net asset value, beginning of period	$ 13.00	$ 15.84	$ 12.77	$ 12.88	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.13)	(.22)	(.23) H	(.20) I	(.13)
Net realized and unrealized gain (loss)	(2.32)	(1.71)	3.36	.18	3.00
Total from investment operations	(2.45)	(1.93)	3.13	(.02)	2.87
Distributions from net realized gain	-	(.91)	(.06)	(.10)	-
Redemption fees added to paid in capital E	- L	- L	- L	.01	.01
Net asset value, end of period	$ 10.55	$ 13.00	$ 15.84	$ 12.77	$ 12.88
Total Return B,C,D	(18.85)%	(12.94)%	24.59%	(.08)%	28.80%
Ratios to Average Net Assets F,K
Expenses before reductions	2.08%	2.15%	2.20%	2.25%	2.24% A
Expenses net of fee waivers, if any	2.08%	2.15%	2.15%	2.15%	2.17% A
Expenses net of all reductions	2.07%	2.14%	2.14%	2.10%	2.09% A
Net investment income (loss)	(1.39)%	(1.49)%	(1.55)% H	(1.54)% I	(1.50)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 14,267	$ 15,946	$ 22,348	$ 14,682	$ 8,372
Portfolio turnover rate G	150%	113%	91%	129%	93% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.59)%.

I Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.60)%.

J For the period November 3, 2004 (commencement of operations) to July 31, 2005.

K Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

L Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Small Cap Growth

Years ended July 31,

2009

2008

2007

2006

2005 I

Selected Per-Share Data
Net asset value, beginning of period	$ 13.29	$ 16.15	$ 12.93	$ 12.98	$ 10.00
Income from Investment Operations
Net investment income (loss) D	(.04)	(.07)	(.08) G	(.07) H	(.04)
Net realized and unrealized gain (loss)	(2.36)	(1.74)	3.40	.19	3.01
Total from investment operations	(2.40)	(1.81)	3.32	.12	2.97
Distributions from net realized gain	-	(1.05)	(.10)	(.18)	-
Redemption fees added to paid in capital D	- K	- K	- K	.01	.01
Net asset value, end of period	$ 10.89	$ 13.29	$ 16.15	$ 12.93	$ 12.98
Total Return B,C	(18.06)%	(11.98)%	25.84%	1.01%	29.80%
Ratios to Average Net Assets E,J
Expenses before reductions	1.08%	1.11%	1.10%	1.13%	1.16% A
Expenses net of fee waivers, if any	1.08%	1.11%	1.10%	1.13%	1.16% A
Expenses net of all reductions	1.08%	1.10%	1.09%	1.08%	1.08% A
Net investment income (loss)	(.39)%	(.45)%	(.50)% G	(.52)% H	(.49)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,085,184	$ 1,217,520	$ 1,149,809	$ 402,353	$ 205,652
Portfolio turnover rate F	150%	113%	91%	129%	93% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.54)%.

H Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.58)%.

I For the period November 3, 2004 (commencement of operations) to July 31, 2005.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class F

Period ended July 31,

2009 H

Selected Per-Share Data
Net asset value, beginning of period	$ 10.03
Income from Investment Operations
Net investment income (loss) D	(.01)
Net realized and unrealized gain (loss)	.88 G
Total from investment operations	.87
Redemption fees added to paid in capital D,J	-
Net asset value, end of period	$ 10.90
Total Return B,C	8.67%
Ratios to Average Net Assets E,I
Expenses before reductions	.74% A
Expenses net of fee waivers, if any	.74% A
Expenses net of all reductions	.73% A
Net investment income (loss)	(.54)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 159
Portfolio turnover rate F	150%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

H For the period June 26, 2009 (commencement of sale of shares) to July 31, 2009.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended July 31,

2009

2008

2007

2006

2005 I

Selected Per-Share Data
Net asset value, beginning of period	$ 13.30	$ 16.15	$ 12.92	$ 12.97	$ 10.00
Income from Investment Operations
Net investment income (loss) D	(.03)	(.06)	(.07) G	(.07) H	(.04)
Net realized and unrealized gain (loss)	(2.36)	(1.74)	3.41	.19	3.00
Total from investment operations	(2.39)	(1.80)	3.34	.12	2.96
Distributions from net realized gain	-	(1.05)	(.11)	(.18)	-
Redemption fees added to paid in capital D	- K	- K	- K	.01	.01
Net asset value, end of period	$ 10.91	$ 13.30	$ 16.15	$ 12.92	$ 12.97
Total Return B,C	(17.97)%	(11.93)%	25.99%	.97%	29.70%
Ratios to Average Net Assets E,J
Expenses before reductions	1.05%	1.04%	1.05%	1.10%	1.20% A
Expenses net of fee waivers, if any	1.05%	1.04%	1.05%	1.10%	1.18% A
Expenses net of all reductions	1.04%	1.03%	1.05%	1.05%	1.10% A
Net investment income (loss)	(.36)%	(.38)%	(.46)% G	(.49)% H	(.51)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 19,204	$ 22,444	$ 18,671	$ 14,233	$ 1,906
Portfolio turnover rate F	150%	113%	91%	129%	93% A
A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.50)%.

H Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.55)%.

I For the period November 3, 2004 (commencement of operations) to July 31, 2005.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2009

1. Organization.

Fidelity Small Cap Growth Fund (the Fund) is a fund of Fidelity Securities Fund (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. In January 2009, the Board of Trustees of the Fund approved the creation of an additional class of shares. The Fund commenced sale of Class F shares on June 26, 2009. The Fund offers Class A, Class T, Class B, Class C, Small Cap Growth, Class F, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class F shares of the Fund are only available for purchase by mutual funds for which Fidelity Management & Research Company (FMR) or an affiliate serves as investment manager. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by FMR and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

Annual Report

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after period end through the date that the financial statements were issued, September 29, 2009, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are classified into three levels. Level 1 includes readily available unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes observable inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. Level 3 includes unobservable inputs when market prices are not readily available or reliable. Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy. The aggregate value by input level, as of
July 31, 2009, for the Fund's investments is included at the end of the Fund's Schedule of Investments. Valuation techniques of the Fund's major categories of assets and liabilities as presented in the Schedule of Investments are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There are no unrecognized tax benefits in the accompanying financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), net operating losses, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 181,012,112
Unrealized depreciation	(87,536,610)
Net unrealized appreciation (depreciation)	$ 93,475,502
Capital loss carryforward	$ (225,666,789)
Cost for federal income tax purposes	$ 1,142,600,038

The tax character of distributions paid was as follows:

	July 31, 2009	July 31, 2008
Ordinary Income	$ -	$ 58,646,396
Long-term Capital Gains	-	22,553,344
Total	$ -	$ 81,199,740

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,570,773,226 and $1,479,446,364, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the retail class of the Fund, Small Cap Growth, as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .70% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 76,876	$ 5,323
Class T	.25%	.25%	84,369	411
Class B	.75%	.25%	36,662	27,543
Class C	.75%	.25%	115,606	22,697
			$ 313,513	$ 55,974

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 19,540
Class T	5,412
Class B*	10,063
Class C*	1,951
$ 36,966

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of each class, except for Class F. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each applicable class were as follows:

	Amount	% of Average Net Assets
Class A	$ 97,925.32
Class T	55,774.33
Class B	11,708.32
Class C	36,729.32
Small Cap Growth	2,888,449.32
Institutional Class	44,019.28
	$ 3,134,604

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $42,239 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $4,471 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.

Annual Report

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $48,874 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $969. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Small Cap Growth	$ 6,565

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2009	2008
From net realized gain
Class A	$ -	$ 2,216,913
Class T	-	1,570,296
Class B	-	348,424
Class C	-	1,307,950
Small Cap Growth	-	74,608,644
Institutional Class	-	1,147,513
Total	$ -	$ 81,199,740

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2009 A	2008	2009 A	2008
Class A
Shares sold	1,768,538	1,742,262	$ 16,919,128	$ 25,505,334
Reinvestment of distributions	-	126,731	-	1,912,181
Shares redeemed	(1,239,291)	(763,921)	(11,138,983)	(11,052,109)
Net increase (decrease)	529,247	1,105,072	$ 5,780,145	$ 16,365,406
Class T
Shares sold	1,485,602	487,722	$ 12,842,623	$ 7,048,735
Reinvestment of distributions	-	99,906	-	1,507,341
Shares redeemed	(1,132,759)	(586,050)	(9,596,209)	(8,531,977)
Net increase (decrease)	352,843	1,578	$ 3,246,414	$ 24,099

Annual Report

Notes to Financial Statements - continued

10. Share Transactions - continued

	Shares		Dollars
Years ended July 31,	2009 A	2008	2009 A	2008
Class B
Shares sold	116,072	132,932	$ 1,042,949	$ 1,958,446
Reinvestment of distributions	-	22,166	-	332,229
Shares redeemed	(145,097)	(125,460)	(1,355,668)	(1,804,323)
Net increase (decrease)	(29,025)	29,638	$ (312,719)	$ 486,352
Class C
Shares sold	604,934	436,957	$ 5,793,290	$ 6,320,995
Reinvestment of distributions	-	82,544	-	1,234,732
Shares redeemed	(479,386)	(703,886)	(4,290,700)	(9,901,355)
Net increase (decrease)	125,548	(184,385)	$ 1,502,590	$ (2,345,628)
Small Cap Growth
Shares sold	30,718,046	38,610,197	$ 287,281,815	$ 574,316,675
Reinvestment of distributions	-	4,701,343	-	71,216,320
Shares redeemed	(22,726,319)	(22,858,332)	(209,407,815)	(336,543,207)
Net increase (decrease)	7,991,727	20,453,208	$ 77,874,000	$ 308,989,788
Class F
Shares sold	14,590	-	$ 145,457	$ -
Shares redeemed	(12)	-	(113)	-
Net increase (decrease)	14,578	-	$ 145,344	$ -
Institutional Class
Shares sold	802,152	788,829	$ 7,245,594	$ 11,907,085
Reinvestment of distributions	-	66,279	-	1,004,006
Shares redeemed	(728,847)	(323,911)	(6,247,810)	(4,862,607)
Net increase (decrease)	73,305	531,197	$ 997,784	$ 8,048,484

A Share transactions for Class F are for the period June 26, 2009 (commencement of sale of shares) to July 31, 2009.

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Fidelity Freedom 2020 Fund and Fidelity Freedom 2030 Fund were the owners of record of approximately 12% and 10% of the total outstanding shares of the Fund. The Fidelity Freedom Funds were the owners of record, in the aggregate, of approximately 53% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and the Shareholders of Fidelity Small Cap Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Small Cap Growth Fund (a fund of Fidelity Securities Fund) at July 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Small Cap Growth Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 29, 2009

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trusts and funds, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for Mr. Edward C. Johnson 3d and Mr. James C. Curvey, each of the Trustees oversees 220 funds advised by FMR or an affiliate. Mr. Edward C. Johnson 3d oversees 262 funds advised by FMR or an affiliate. Mr. James C. Curvey oversees 392 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the trustees. The request a free copy, call Fidelity at 1-800-835-5092.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (79)

Year of Election or Appointment: 1984

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (74)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-
present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trusts or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (61)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (55)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (65)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (64)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-
present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (65)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-
present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (70)

Year of Election or Appointment: 2002

Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-
2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (60)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (58)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-
present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-
present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (65)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (39)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2009-
present) and is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Brian B. Hogan (44)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-
present). Previously, Mr. Hogan served as a portfolio manager.

Thomas C. Hense (45)

Year of Election or Appointment: 2008

Vice President of Fidelity's High Income and Small Cap Funds. Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Scott C. Goebel (41)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-
present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (40)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Vice President and Associate General Counsel of FMR LLC (2005-present), and is an employee of Fidelity Investments.

Holly C. Laurent (55)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (50)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (62)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-
present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc.
(2005-present).

Jeffrey S. Christian (47)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian also serves as Chief Financial Officer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments. Previously, Mr. Christian served as Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009) and as Vice President of Business Analysis (2003-2004).

Bryan A. Mehrmann (48)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (41)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Name, Age; Principal Occupation
John R. Hebble (51)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Paul M. Murphy (62)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments. Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (50)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Small Cap Growth Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2009 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. In response to last year's financial crisis, FMR took a number of actions intended to cut costs and improve efficiency without weakening the investment teams or resources. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure and broaden the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) contractually agreeing to reduce the management fee on Fidelity U.S. Bond Index Fund; and (iv) expanding Class A and Class T load waiver categories to increase rollover retention opportunities and create consistent policies across the classes.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. Because the fund had been in existence less than five calendar years, the following charts considered by the Board show, over the one- and three-year periods ended December 31, 2008, the cumulative total returns of Institutional Class (Class I) and Class C of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Institutional Class (Class I) and Class C show the performance of the highest and lowest performing classes, respectively (based on three-year performance). (The fund did not offer Class F as of December 31, 2008.) The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Small Cap Growth Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Institutional Class (Class I) of the fund was in the fourth quartile for the one-year period and the second quartile for the three-year period. The Board also stated that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board reviewed the year-to-date performance of Fidelity Small Cap Growth (retail class) through May 31, 2009 and stated that it exceeded the fund's benchmark.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in 2008, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 12% means that 88% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Small Cap Growth Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2008. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class B, Class C, Institutional Class, and Fidelity Small Cap Growth (retail class) ranked below its competitive median for 2008 and the total expenses of Class T ranked above its competitive median for 2008. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board created an Ad Hoc Committee (the "Committee") to analyze economies of scale. The Committee was formed to consider whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Committee, that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's compensation structure for portfolio managers and key personnel, including performance benchmarks used by Fidelity in evaluating incentive compensation for portfolio managers and research analysts; (iv) the structure and process of equity research and actions taken by FMR to improve the quality of research; (v) the selection of and compensation paid by FMR to fund sub-advisers; (vi) Fidelity's fee structures and rationale for recommending different fees among categories of funds; (vii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; (viii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; and (ix) explanations for the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your workplace benefits (including your workplace savings plan, investments, and additional services) via your telephone or PC. You can access your plan and account information and research your investments 24 hours a day.

By Phone

Fidelity provides a single toll-free number to access plan information, account balances, positions, and quotes*. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)
Fidelity Workplace
Investing
1-800-835-5092

By PC

Fidelity's web site on the Internet provides a wide range of information, including plan information, daily financial news, fund performance, interactive planning tools, and news about Fidelity products and services.

(computer_graphic)
Fidelity's Web Site
www.401k.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)
For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)
For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Research & Analysis Company

Fidelity Management & Research
(U.K.) Inc.

Fidelity Investments Japan Limited

FIL Investment Advisors

FIL Investment Advisors (U.K.) Ltd.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operating Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.
New York, NY

SCP-F-ANN-0909
1.891906.100

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor

Small Cap Growth

Fund - Class A, Class T,
Class B and Class C

Annual Report

July 31, 2009
(2_fidelity_logos) (Registered_Trademark)

Class A, Class T, Class B,
and Class C are classes
of Fidelity® Small Cap
Growth Fund

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

We've seen a welcome uptick in the global equity markets this spring and summer, as signs of stabilization in some economic indicators have brought many investors back into the marketplace. But there remain other key measures - notably high unemployment and slack consumer spending - that suggest the road back to economic health could still be a bumpy ride. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,
/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2009	Past 1 year	Life of classA
Class A (incl. 5.75% sales charge)	-22.96%	2.16%
Class T (incl. 3.50% sales charge)	-21.31%	2.42%
Class B (incl. contingent deferred sales charge) B	-22.94%	2.27%
Class C (incl. contingent deferred sales charge) C	-19.66%	2.66%

A From November 3, 2004.

B Class B shares' contingent deferred sales charges included in the past one year and life of fund total return figures are 5% and 2%, respectively.

C Class C shares' contingent deferred sales charges included in the past one year and life of fund total return figures are 1% and 0%, respectively.

Annual Report

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Small Cap Growth Fund - Class A on November 3, 2004, when the fund started, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the Russell 2000® Growth Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stocks - battered by the effects of a global credit crisis for most of the year - were aided by early signs of a healing economy during the final months of the year ending July 31, 2009. For roughly half of the 12-month period, equities were in free fall, as a succession of large financial institutions around the world either collapsed or were forced into mergers or government conservatorship, and harried investors relinquished riskier assets in a massive flight to quality. By March, however, as unprecedented government interventions around the world took root, signs of a potential recovery began to emerge: corporate profits, though still weak, began to stabilize and valuations started to return to normal trading ranges. Against this improving backdrop, major equity indexes posted significant gains in March and April, which carried through to the end of the period. For the year overall, the Standard & Poor's 500SM Index declined 19.96%, while the Dow Jones U.S. Total Stock Market IndexSM - the broadest overall gauge of domestic equities - was down 19.95%. Meanwhile, the blue-chip-laden Dow Jones Industrial AverageSM fell 16.62% and the technology-heavy Nasdaq Composite® Index posted a 14.05% loss.

Comments from Lionel Harris, Portfolio Manager of Fidelity Advisor Small Cap Growth Fund: During the past year, the fund's Class A, Class T, Class B and Class C shares fell 18.26%, 18.45%, 18.88% and 18.85%, respectively (excluding sales charges), beating the 20.86% decline of the Russell 2000® Growth Index. Security selection in the energy sector helped the most versus the index. My stock picks in technology - led by hardware/equipment names - also contributed, as did favorable positioning within consumer discretionary and a modest cash position. In contrast, the fund was hurt by an underweighting and weak stock selection in the pharmaceuticals/biotechnology/life science segment of health care. Currency fluctuations also detracted given the fund's exposure to foreign stocks. Our top individual contributor was Insight Enterprises, a provider of technology hardware, software and services that bounced back strongly after an earnings restatement. Also outperforming was private post-secondary education company Apollo Group and Iconix Brand Group, which markets a variety of consumer fashion and home brands. The biggest detractor by far was China-based JA Solar Holdings, a maker of solar cells whose share price collapsed as financing dried up for solar energy projects. Another negative was coal company Foundation Coal Holdings, which fell along with coal prices. Some of the stocks I've mentioned were not part of the benchmark, and many were no longer held in the fund as of period end.

Comments from Lionel Harris, Portfolio Manager of Fidelity Advisor Small Cap Growth Fund: During the past year, the fund's Institutional Class shares fell 17.97%, beating the 20.86% decline of the Russell 2000® Growth Index. Security selection in the energy sector helped the most versus the index. My stock picks in technology - led by hardware/equipment names - also contributed, as did favorable positioning within consumer discretionary and a modest cash position. In contrast, the fund was hurt by an underweighting and weak stock selection in the pharmaceuticals/biotechnology/life science segment of health care. Currency fluctuations also detracted given the fund's exposure to foreign stocks. Our top individual contributor was Insight Enterprises, a provider of technology hardware, software and services that bounced back strongly after an earnings restatement. Also outperforming was private post-secondary education company Apollo Group and Iconix Brand Group, which markets a variety of consumer fashion and home brands. The biggest detractor by far was China-based JA Solar Holdings, a maker of solar cells whose share price collapsed as financing dried up for solar energy projects. Another negative was coal company Foundation Coal Holdings, which fell along with coal prices. Some of the stocks I've mentioned were not part of the benchmark, and many were no longer held in the fund as of period end.

Annual Report

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2009 to July 31, 2009) for Class A, Class T, Class B, Class C, Small Cap Growth and Institutional Class and for the entire period (June 26, 2009 to July 31, 2009) for Class F. The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (February 1, 2009 to July 31, 2009).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value	Ending Account Value July 31, 2009	Expenses Paid During Period
Class A	1.39%
Actual		$ 1,000.00	$ 1,315.90	$ 7.98 B
HypotheticalA		$ 1,000.00	$ 1,017.90	$ 6.95 C
Class T	1.65%
Actual		$ 1,000.00	$ 1,314.60	$ 9.47 B
Hypothetical A		$ 1,000.00	$ 1,016.61	$ 8.25 C
Class B	2.14%
Actual		$ 1,000.00	$ 1,311.40	$ 12.26 B
Hypothetical A		$ 1,000.00	$ 1,014.18	$ 10.69 C
Class C	2.14%
Actual		$ 1,000.00	$ 1,312.20	$ 12.27 B
Hypothetical A		$ 1,000.00	$ 1,014.18	$ 10.69 C
Small Cap Growth	1.14%
Actual		$ 1,000.00	$ 1,318.40	$ 6.55 B
Hypothetical A		$ 1,000.00	$ 1,019.14	$ 5.71 C
Class F	.74%
Actual		$ 1,000.00	$ 1,086.70	$ .76 B
Hypothetical A		$ 1,000.00	$ 1,021.12	$ 3.71 C
Institutional Class	1.11%
Actual		$ 1,000.00	$ 1,319.20	$ 6.38 B
Hypothetical A		$ 1,000.00	$ 1,019.29	$ 5.56 C

A 5% return per year before expenses

B Actual expenses are equal to each Class' annualized expense ratio; multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period) for Class A, Class T, Class B, Class C, Small Cap Growth and Institutional Class and multiplied by 36/365 (to reflect the period June 26, 2009 to July 31, 2009) for Class F.

C Hypothetical expenses are equal to each Class' annualized expense ratio; multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
EXCO Resources, Inc.	1.8	1.3
j2 Global Communications, Inc.	1.5	1.8
Janus Capital Group, Inc.	1.3	0.3
CACI International, Inc. Class A	1.3	1.7
Iconix Brand Group, Inc.	1.2	0.9
Alaska Air Group, Inc.	1.2	0.9
Bally Technologies, Inc.	1.2	0.9
Life Technologies Corp.	1.1	0.0
Brookdale Senior Living, Inc.	1.1	0.7
Insight Enterprises, Inc.	1.1	0.0
	12.8
Top Five Market Sectors as of July 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	24.0	18.9
Health Care	20.7	23.0
Consumer Discretionary	15.9	12.6
Industrials	15.5	15.1
Financials	6.2	6.7
Asset Allocation (% of fund's net assets)
As of July 31, 2009*		As of January 31, 2009**
	Stocks 95.7%		Stocks 94.7%
	Short-Term Investments and Net Other Assets 4.3%		Short-Term Investments and Net Other Assets 5.3%
* Foreign investments	11.2%	** Foreign investments	12.8%

Annual Report

Investments July 31, 2009

Showing Percentage of Net Assets

Common Stocks - 95.7%
	Shares	Value
CONSUMER DISCRETIONARY - 15.9%
Auto Components - 1.6%
BorgWarner, Inc.	349,000	$ 11,583,310
Gentex Corp.	480,000	7,185,600
		18,768,910
Diversified Consumer Services - 2.0%
Brinks Home Security Holdings, Inc. (a)	274,600	8,188,572
Regis Corp.	544,400	7,436,504
Steiner Leisure Ltd. (a)	248,000	7,864,080
		23,489,156
Hotels, Restaurants & Leisure - 4.8%
Bally Technologies, Inc. (a)	385,600	13,962,576
Jack in the Box, Inc. (a)	291,000	6,140,100
Life Time Fitness, Inc. (a)(d)	205,000	5,217,250
Penn National Gaming, Inc. (a)	213,000	6,754,230
Town Sports International Holdings, Inc. (a)(e)	1,205,000	4,060,850
WMS Industries, Inc. (a)	267,000	9,654,720
Wyndham Worldwide Corp.	800,000	11,160,000
		56,949,726
Household Durables - 1.1%
Dorel Industries, Inc. Class B (sub. vtg.)	289,550	6,719,033
Hooker Furniture Corp.	477,476	6,555,745
		13,274,778
Internet & Catalog Retail - 0.7%
Priceline.com, Inc. (a)(d)	64,900	8,412,338
Media - 0.9%
Virgin Media, Inc.	1,003,000	10,481,350
Specialty Retail - 2.0%
Casual Male Retail Group, Inc. (a)(d)	1,479,113	3,150,511
Dick's Sporting Goods, Inc. (a)	315,000	6,252,750
Sally Beauty Holdings, Inc. (a)	1,111,000	7,754,780
The Men's Wearhouse, Inc.	306,900	6,632,109
		23,790,150
Textiles, Apparel & Luxury Goods - 2.8%
FGX International Ltd. (a)	618,000	8,163,780
G-III Apparel Group Ltd. (a)	655,300	7,922,577
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Textiles, Apparel & Luxury Goods - continued
Iconix Brand Group, Inc. (a)	834,500	$ 14,620,440
Liz Claiborne, Inc.	823,300	2,601,628
		33,308,425
TOTAL CONSUMER DISCRETIONARY		188,474,833
CONSUMER STAPLES - 3.5%
Beverages - 0.5%
Constellation Brands, Inc. Class A (sub. vtg.) (a)	475,000	6,488,500
Food Products - 2.1%
Calavo Growers, Inc.	395,000	8,018,500
Corn Products International, Inc.	237,900	6,661,200
Smithfield Foods, Inc. (a)(d)	750,000	10,162,500
		24,842,200
Personal Products - 0.9%
Chattem, Inc. (a)	160,300	10,046,001
TOTAL CONSUMER STAPLES		41,376,701
ENERGY - 6.1%
Oil, Gas & Consumable Fuels - 6.1%
Cabot Oil & Gas Corp.	215,600	7,574,028
Comstock Resources, Inc. (a)	239,198	9,209,123
EXCO Resources, Inc. (a)	1,561,400	21,453,637
Mariner Energy, Inc. (a)	725,000	8,692,750
Massey Energy Co.	367,000	9,762,200
Petroleum Development Corp. (a)	313,217	5,274,574
Whiting Petroleum Corp. (a)	212,000	9,743,520
		71,709,832
FINANCIALS - 6.2%
Capital Markets - 2.5%
Cohen & Steers, Inc.	389,406	7,114,448
FCStone Group, Inc. (a)	1,248,200	6,977,438
Janus Capital Group, Inc.	1,167,800	15,952,148
VZ Holding AG	3,342	170,438
		30,214,472
Commercial Banks - 1.5%
CapitalSource, Inc.	1,295,000	6,008,800
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Commercial Banks - continued
Huntington Bancshares, Inc.	1,352,900	$ 5,533,361
Signature Bank, New York (a)	200,000	5,896,000
		17,438,161
Diversified Financial Services - 0.1%
Fifth Street Finance Corp.	142,200	1,471,770
Insurance - 1.7%
Allied World Assurance Co. Holdings Ltd.	143,000	6,214,780
Aspen Insurance Holdings Ltd.	230,100	5,722,587
eHealth, Inc. (a)	470,125	7,634,830
		19,572,197
Real Estate Investment Trusts - 0.4%
American Campus Communities, Inc.	224,200	5,140,906
TOTAL FINANCIALS		73,837,506
HEALTH CARE - 20.7%
Biotechnology - 4.0%
Cephalon, Inc. (a)(d)	185,800	10,897,170
Dendreon Corp. (a)(d)	270,000	6,536,700
Micromet, Inc. (a)	92,500	594,775
PDL BioPharma, Inc.	900,000	7,407,000
Theravance, Inc. (a)(d)	444,000	6,704,400
United Therapeutics Corp. (a)	125,000	11,577,500
Vanda Pharmaceuticals, Inc. (a)	250,000	3,800,000
		47,517,545
Health Care Equipment & Supplies - 4.9%
ev3, Inc. (a)	695,000	8,527,650
Integra LifeSciences Holdings Corp. (a)	376,400	11,916,824
Kinetic Concepts, Inc. (a)	215,267	6,806,743
Meridian Bioscience, Inc.	353,505	7,784,180
Orthovita, Inc. (a)	1,150,000	7,486,500
Sirona Dental Systems, Inc. (a)	348,000	9,044,520
Wright Medical Group, Inc. (a)	447,000	6,222,240
		57,788,657
Health Care Providers & Services - 6.2%
Brookdale Senior Living, Inc. (d)	1,173,000	12,562,830
Centene Corp. (a)	417,433	8,060,631
Genoptix, Inc. (a)	170,800	5,347,748
Hanger Orthopedic Group, Inc. (a)	445,000	6,105,400
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Health Care Providers & Services - continued
Health Management Associates, Inc. Class A (a)	750,000	$ 4,522,500
IPC The Hospitalist Co., Inc. (a)	234,000	6,516,900
Providence Service Corp. (a)	393,800	4,154,590
PSS World Medical, Inc. (a)	344,499	6,962,325
Psychiatric Solutions, Inc. (a)	235,000	6,349,700
ResCare, Inc. (a)	275,000	4,295,500
Synergy Health PLC	975,411	8,013,652
		72,891,776
Life Sciences Tools & Services - 2.6%
Life Technologies Corp. (a)	289,000	13,158,170
QIAGEN NV (a)	468,000	8,873,280
Varian, Inc. (a)	165,000	8,375,400
		30,406,850
Pharmaceuticals - 3.0%
Ardea Biosciences, Inc. (a)(d)	327,000	6,369,960
Cadence Pharmaceuticals, Inc. (a)(d)	440,000	5,324,000
Optimer Pharmaceuticals, Inc. (a)(d)	433,000	6,100,970
ViroPharma, Inc. (a)	800,000	5,896,000
Vivus, Inc. (a)	745,000	5,520,450
XenoPort, Inc. (a)	341,000	6,925,710
		36,137,090
TOTAL HEALTH CARE		244,741,918
INDUSTRIALS - 15.5%
Aerospace & Defense - 1.8%
Alliant Techsystems, Inc. (a)	62,000	4,880,640
Stanley, Inc. (a)	284,000	8,730,160
Teledyne Technologies, Inc. (a)	221,000	7,233,330
		20,844,130
Airlines - 1.2%
Alaska Air Group, Inc. (a)	625,000	14,412,500
Commercial Services & Supplies - 1.2%
InnerWorkings, Inc. (a)	1,330,238	6,877,330
The Geo Group, Inc. (a)	378,000	6,796,440
		13,673,770
Construction & Engineering - 0.9%
Chicago Bridge & Iron Co. NV (NY Shares)	741,000	10,336,950
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Electrical Equipment - 2.8%
Acuity Brands, Inc.	231,100	$ 6,819,761
Regal-Beloit Corp.	188,000	8,715,680
SMA Solar Technology AG	115,300	9,220,631
Sunpower Corp. Class B (a)	307,400	8,392,020
		33,148,092
Machinery - 1.8%
Blount International, Inc. (a)	735,000	6,835,500
Navistar International Corp. (a)	138,000	5,456,520
OSG Corp.	980,000	9,001,374
		21,293,394
Professional Services - 1.7%
CoStar Group, Inc. (a)(d)	92,136	3,384,155
Kforce, Inc. (a)	143,806	1,400,670
Monster Worldwide, Inc. (a)(d)	675,880	8,806,716
Navigant Consulting, Inc. (a)	533,800	6,352,220
		19,943,761
Road & Rail - 1.3%
Con-way, Inc.	195,000	8,882,250
Knight Transportation, Inc.	387,300	7,025,622
		15,907,872
Trading Companies & Distributors - 2.1%
Beacon Roofing Supply, Inc. (a)	577,000	9,676,290
Interline Brands, Inc. (a)	505,000	8,549,650
Rush Enterprises, Inc. Class A (a)	538,954	7,060,297
		25,286,237
Transportation Infrastructure - 0.7%
Aegean Marine Petroleum Network, Inc.	515,200	8,758,400
TOTAL INDUSTRIALS		183,605,106
INFORMATION TECHNOLOGY - 24.0%
Communications Equipment - 4.2%
Comtech Telecommunications Corp. (a)	361,000	11,505,070
Plantronics, Inc.	510,000	12,071,700
Riverbed Technology, Inc. (a)	290,000	5,802,900
Starent Networks Corp. (a)	364,000	8,728,720
ViaSat, Inc. (a)	415,700	11,223,900
		49,332,290
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Computers & Peripherals - 1.4%
Super Micro Computer, Inc. (a)	1,050,000	$ 8,337,000
Wincor Nixdorf AG	162,400	8,716,806
		17,053,806
Electronic Equipment & Components - 2.2%
Ingram Micro, Inc. Class A (a)	380,000	6,391,600
Insight Enterprises, Inc. (a)	1,200,000	12,360,000
SYNNEX Corp. (a)	250,000	7,105,000
		25,856,600
Internet Software & Services - 3.6%
Art Technology Group, Inc. (a)	1,506,752	5,710,590
Equinix, Inc. (a)(d)	85,600	6,996,088
j2 Global Communications, Inc. (a)	752,500	18,052,475
Telecity Group PLC (a)	2,116,600	11,917,006
		42,676,159
IT Services - 4.6%
CACI International, Inc. Class A (a)	319,400	14,756,280
CyberSource Corp. (a)	427,466	7,412,260
Datacash Group PLC	1,671,200	7,217,511
Online Resources Corp. (a)	1,135,000	7,502,350
WNS Holdings Ltd. sponsored ADR (a)	692,300	8,826,825
Wright Express Corp. (a)	316,000	8,936,480
		54,651,706
Semiconductors & Semiconductor Equipment - 4.3%
Brooks Automation, Inc. (a)	326,300	1,934,959
Diodes, Inc. (a)	593,000	10,946,780
Fairchild Semiconductor International, Inc. (a)	957,000	8,450,310
FormFactor, Inc. (a)	305,000	7,030,250
Hittite Microwave Corp. (a)	198,821	6,982,594
Kulicke & Soffa Industries, Inc. (a)	48,100	282,347
Lam Research Corp. (a)	284,000	8,537,040
Varian Semiconductor Equipment Associates, Inc. (a)	196,490	6,295,540
		50,459,820
Software - 3.7%
Blackbaud, Inc.	361,059	6,751,803
Informatica Corp. (a)	381,000	7,006,590
PROS Holdings, Inc. (a)	1,168,857	9,187,216
Radiant Systems, Inc. (a)	700,000	7,042,000
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Software - continued
Taleo Corp. Class A (a)	494,639	$ 8,656,183
TeleCommunication Systems, Inc. Class A (a)	680,000	5,630,400
		44,274,192
TOTAL INFORMATION TECHNOLOGY		284,304,573
MATERIALS - 3.0%
Chemicals - 0.9%
Solutia, Inc. (a)	1,232,000	11,014,080
Containers & Packaging - 0.8%
Myers Industries, Inc.	888,000	8,737,920
Metals & Mining - 1.3%
Commercial Metals Co.	480,000	7,939,200
Red Back Mining, Inc. (a)	834,400	7,752,675
		15,691,875
TOTAL MATERIALS		35,443,875
TELECOMMUNICATION SERVICES - 0.6%
Diversified Telecommunication Services - 0.6%
Premiere Global Services, Inc. (a)	772,000	7,403,480
UTILITIES - 0.2%
Water Utilities - 0.2%
Southwest Water Co.	612,499	2,995,120
TOTAL COMMON STOCKS (Cost $1,024,742,072)		1,133,892,944
Money Market Funds - 8.6%
	Shares	Value
Fidelity Cash Central Fund, 0.37% (b)	59,331,146	$ 59,331,146
Fidelity Securities Lending Cash Central Fund, 0.22% (b)(c)	42,851,450	42,851,450
TOTAL MONEY MARKET FUNDS (Cost $102,182,596)		102,182,596
TOTAL INVESTMENT PORTFOLIO - 104.3% (Cost $1,126,924,668)		1,236,075,540
NET OTHER ASSETS - (4.3)%		(51,346,303)
NET ASSETS - 100%		$ 1,184,729,237
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 517,487
Fidelity Securities Lending Cash Central Fund	961,427
Total	$ 1,478,914
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Town Sports International Holdings, Inc.	$ -	$ 4,725,971	$ -	$ -	$ 4,060,850
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	88.8%
United Kingdom	3.0%
Netherlands	1.7%
Germany	1.5%
Canada	1.2%
Bermuda	1.0%
Others (individually less than 1%)	2.8%
100.0%
Income Tax Information
At July 31, 2009, the fund had a capital loss carryforward of approximately $225,666,789 all of which will expire on July 31, 2017.
The fund intends to elect to defer to its fiscal year ending July 31, 2010 approximately $200,880,622 of losses recognized during the period November 1, 2008 to July 31, 2009.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	July 31, 2009

Assets
Investment in securities, at value (including securities loaned of $41,513,365) - See accompanying schedule: Unaffiliated issuers (cost $1,020,016,101)	$ 1,129,832,094
Fidelity Central Funds (cost $102,182,596)	102,182,596
Other affiliated issuers (cost $4,725,971)	4,060,850
Total Investments (cost $1,126,924,668)		$ 1,236,075,540
Receivable for investments sold		1,187,026
Receivable for fund shares sold		2,786,784
Dividends receivable		131,925
Distributions receivable from Fidelity Central Funds		35,020
Prepaid expenses		4,196
Other receivables		2,520
Total assets		1,240,223,011

Liabilities
Payable for investments purchased	$ 10,975,489
Payable for fund shares redeemed	568,428
Accrued management fee	673,586
Distribution fees payable	29,425
Other affiliated payables	344,774
Other payables and accrued expenses	50,622
Collateral on securities loaned, at value	42,851,450
Total liabilities		55,493,774

Net Assets		$ 1,184,729,237
Net Assets consist of:
Paid in capital		$ 1,517,801,153
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(442,223,340)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		109,151,424
Net Assets		$ 1,184,729,237

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

July 31, 2009

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($40,211,246 ÷ 3,725,157 shares)	$ 10.79

Maximum offering price per share (100/94.25 of $10.79)	$ 11.45
Class T: Net Asset Value and redemption price per share ($21,533,044 ÷ 2,004,293 shares)	$ 10.74

Maximum offering price per share (100/96.50 of $10.74)	$ 11.13
Class B: Net Asset Value and offering price per share ($4,170,875 ÷ 394,499 shares) A	$ 10.57

Class C: Net Asset Value and offering price per share ($14,267,023 ÷ 1,351,893 shares) A	$ 10.55

Small Cap Growth: Net Asset Value, offering price and redemption price per share ($1,085,184,165 ÷ 99,624,971 shares)	$ 10.89

Class F: Net Asset Value, offering price and redemption price per share ($158,876 ÷ 14,578 shares)	$ 10.90

Institutional Class: Net Asset Value, offering price and redemption price per share ($19,204,008 ÷ 1,760,702 shares)	$ 10.91

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended July 31, 2009
Investment Income
Dividends		$ 5,314,790
Interest		160
Income from Fidelity Central Funds (including $961,427 from security lending)		1,478,914
Total income		6,793,864

Expenses
Management fee Basic fee	$ 7,084,137
Performance adjustment	(88,225)
Transfer agent fees	3,134,604
Distribution fees	313,513
Accounting and security lending fees	366,910
Custodian fees and expenses	49,190
Independent trustees' compensation	6,657
Registration fees	104,283
Audit	57,632
Legal	4,978
Miscellaneous	29,154
Total expenses before reductions	11,062,833
Expense reductions	(56,408)	11,006,425
Net investment income (loss)		(4,212,561)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(335,295,629)
Foreign currency transactions	(356)
Total net realized gain (loss)		(335,295,985)
Change in net unrealized appreciation (depreciation) on: Investment securities	109,377,918
Assets and liabilities in foreign currencies	2,762
Total change in net unrealized appreciation (depreciation)		109,380,680
Net gain (loss)		(225,915,305)
Net increase (decrease) in net assets resulting from operations		$ (230,127,866)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended July 31, 2009	Year ended July 31, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (4,212,561)	$ (6,524,319)
Net realized gain (loss)	(335,295,985)	(103,756,345)
Change in net unrealized appreciation (depreciation)	109,380,680	(72,236,255)
Net increase (decrease) in net assets resulting from operations	(230,127,866)	(182,516,919)
Distributions to shareholders from net realized gain	-	(81,199,740)
Share transactions - net increase (decrease)	89,233,558	331,568,501
Redemption fees	255,734	439,174
Total increase (decrease) in net assets	(140,638,574)	68,291,016

Net Assets
Beginning of period	1,325,367,811	1,257,076,795
End of period	$ 1,184,729,237	$ 1,325,367,811

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended July 31,

2009

2008

2007

2006

2005 J

Selected Per-Share Data
Net asset value, beginning of period	$ 13.20	$ 16.06	$ 12.88	$ 12.95	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.06)	(.11)	(.12) H	(.10) I	(.07)
Net realized and unrealized gain (loss)	(2.35)	(1.73)	3.39	.18	3.01
Total from investment operations	(2.41)	(1.84)	3.27	.08	2.94
Distributions from net realized gain	-	(1.02)	(.09)	(.16)	-
Redemption fees added to paid in capital E	- L	- L	- L	.01	.01
Net asset value, end of period	$ 10.79	$ 13.20	$ 16.06	$ 12.88	$ 12.95
Total Return B,C,D	(18.26)%	(12.26)%	25.52%	.70%	29.50%
Ratios to Average Net Assets F,K
Expenses before reductions	1.33%	1.40%	1.44%	1.53%	1.55% A
Expenses net of fee waivers, if any	1.33%	1.40%	1.40%	1.40%	1.45% A
Expenses net of all reductions	1.33%	1.39%	1.39%	1.35%	1.36% A
Net investment income (loss)	(.64)%	(.74)%	(.80)% H	(.79)% I	(.78)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 40,211	$ 42,187	$ 33,588	$ 18,104	$ 4,719
Portfolio turnover rate G	150%	113%	91%	129%	93% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.84)%.

I Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.85)%.

J For the period November 3, 2004 (commencement of operations) to July 31, 2005.

K Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

L Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended July 31,

2009

2008

2007

2006

2005 J

Selected Per-Share Data
Net asset value, beginning of period	$ 13.17	$ 16.01	$ 12.86	$ 12.93	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.09)	(.15)	(.16) H	(.14) I	(.09)
Net realized and unrealized gain (loss)	(2.34)	(1.73)	3.38	.19	3.01
Total from investment operations	(2.43)	(1.88)	3.22	.05	2.92
Distributions from net realized gain	-	(.96)	(.07)	(.13)	-
Redemption fees added to paid in capital E	- L	- L	- L	.01	.01
Net asset value, end of period	$ 10.74	$ 13.17	$ 16.01	$ 12.86	$ 12.93
Total Return B,C,D	(18.45)%	(12.50)%	25.18%	.48%	29.30%
Ratios to Average Net Assets F,K
Expenses before reductions	1.60%	1.65%	1.67%	1.73%	1.79% A
Expenses net of fee waivers, if any	1.60%	1.65%	1.65%	1.65%	1.70% A
Expenses net of all reductions	1.59%	1.65%	1.65%	1.60%	1.61% A
Net investment income (loss)	(.91)%	(.99)%	(1.05)% H	(1.04)% I	(1.03)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 21,533	$ 21,754	$ 26,419	$ 19,205	$ 5,240
Portfolio turnover rate G	150%	113%	91%	129%	93% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.09)%.

I Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.10)%.

J For the period November 3, 2004 (commencement of operations) to July 31, 2005.

K Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

L Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,

2009

2008

2007

2006

2005 J

Selected Per-Share Data
Net asset value, beginning of period	$ 13.03	$ 15.85	$ 12.78	$ 12.87	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.13)	(.22)	(.23) H	(.20) I	(.13)
Net realized and unrealized gain (loss)	(2.33)	(1.71)	3.36	.19	2.99
Total from investment operations	(2.46)	(1.93)	3.13	(.01)	2.86
Distributions from net realized gain	-	(.89)	(.06)	(.09)	-
Redemption fees added to paid in capital E	- L	- L	- L	.01	.01
Net asset value, end of period	$ 10.57	$ 13.03	$ 15.85	$ 12.78	$ 12.87
Total Return B,C,D	(18.88)%	(12.92)%	24.57%	(.03)%	28.70%
Ratios to Average Net Assets F,K
Expenses before reductions	2.08%	2.15%	2.20%	2.28%	2.33% A
Expenses net of fee waivers, if any	2.08%	2.15%	2.15%	2.15%	2.20% A
Expenses net of all reductions	2.08%	2.15%	2.15%	2.10%	2.11% A
Net investment income (loss)	(1.39)%	(1.49)%	(1.55)% H	(1.54)% I	(1.53)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,171	$ 5,517	$ 6,242	$ 5,191	$ 2,055
Portfolio turnover rate G	150%	113%	91%	129%	93% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.59)%.

I Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.60)%.

J For the period November 3, 2004 (commencement of operations) to July 31, 2005.

K Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

L Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended July 31,

2009

2008

2007

2006

2005 J

Selected Per-Share Data
Net asset value, beginning of period	$ 13.00	$ 15.84	$ 12.77	$ 12.88	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.13)	(.22)	(.23) H	(.20) I	(.13)
Net realized and unrealized gain (loss)	(2.32)	(1.71)	3.36	.18	3.00
Total from investment operations	(2.45)	(1.93)	3.13	(.02)	2.87
Distributions from net realized gain	-	(.91)	(.06)	(.10)	-
Redemption fees added to paid in capital E	- L	- L	- L	.01	.01
Net asset value, end of period	$ 10.55	$ 13.00	$ 15.84	$ 12.77	$ 12.88
Total Return B,C,D	(18.85)%	(12.94)%	24.59%	(.08)%	28.80%
Ratios to Average Net Assets F,K
Expenses before reductions	2.08%	2.15%	2.20%	2.25%	2.24% A
Expenses net of fee waivers, if any	2.08%	2.15%	2.15%	2.15%	2.17% A
Expenses net of all reductions	2.07%	2.14%	2.14%	2.10%	2.09% A
Net investment income (loss)	(1.39)%	(1.49)%	(1.55)% H	(1.54)% I	(1.50)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 14,267	$ 15,946	$ 22,348	$ 14,682	$ 8,372
Portfolio turnover rate G	150%	113%	91%	129%	93% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.59)%.

I Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.60)%.

J For the period November 3, 2004 (commencement of operations) to July 31, 2005.

K Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

L Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Small Cap Growth

Years ended July 31,

2009

2008

2007

2006

2005 I

Selected Per-Share Data
Net asset value, beginning of period	$ 13.29	$ 16.15	$ 12.93	$ 12.98	$ 10.00
Income from Investment Operations
Net investment income (loss) D	(.04)	(.07)	(.08) G	(.07) H	(.04)
Net realized and unrealized gain (loss)	(2.36)	(1.74)	3.40	.19	3.01
Total from investment operations	(2.40)	(1.81)	3.32	.12	2.97
Distributions from net realized gain	-	(1.05)	(.10)	(.18)	-
Redemption fees added to paid in capital D	- K	- K	- K	.01	.01
Net asset value, end of period	$ 10.89	$ 13.29	$ 16.15	$ 12.93	$ 12.98
Total Return B,C	(18.06)%	(11.98)%	25.84%	1.01%	29.80%
Ratios to Average Net Assets E,J
Expenses before reductions	1.08%	1.11%	1.10%	1.13%	1.16% A
Expenses net of fee waivers, if any	1.08%	1.11%	1.10%	1.13%	1.16% A
Expenses net of all reductions	1.08%	1.10%	1.09%	1.08%	1.08% A
Net investment income (loss)	(.39)%	(.45)%	(.50)% G	(.52)% H	(.49)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,085,184	$ 1,217,520	$ 1,149,809	$ 402,353	$ 205,652
Portfolio turnover rate F	150%	113%	91%	129%	93% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.54)%.

H Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.58)%.

I For the period November 3, 2004 (commencement of operations) to July 31, 2005.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class F

Period ended July 31,

2009 H

Selected Per-Share Data
Net asset value, beginning of period	$ 10.03
Income from Investment Operations
Net investment income (loss) D	(.01)
Net realized and unrealized gain (loss)	.88 G
Total from investment operations	.87
Redemption fees added to paid in capital D,J	-
Net asset value, end of period	$ 10.90
Total Return B,C	8.67%
Ratios to Average Net Assets E,I
Expenses before reductions	.74% A
Expenses net of fee waivers, if any	.74% A
Expenses net of all reductions	.73% A
Net investment income (loss)	(.54)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 159
Portfolio turnover rate F	150%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

H For the period June 26, 2009 (commencement of sale of shares) to July 31, 2009.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended July 31,

2009

2008

2007

2006

2005 I

Selected Per-Share Data
Net asset value, beginning of period	$ 13.30	$ 16.15	$ 12.92	$ 12.97	$ 10.00
Income from Investment Operations
Net investment income (loss) D	(.03)	(.06)	(.07) G	(.07) H	(.04)
Net realized and unrealized gain (loss)	(2.36)	(1.74)	3.41	.19	3.00
Total from investment operations	(2.39)	(1.80)	3.34	.12	2.96
Distributions from net realized gain	-	(1.05)	(.11)	(.18)	-
Redemption fees added to paid in capital D	- K	- K	- K	.01	.01
Net asset value, end of period	$ 10.91	$ 13.30	$ 16.15	$ 12.92	$ 12.97
Total Return B,C	(17.97)%	(11.93)%	25.99%	.97%	29.70%
Ratios to Average Net Assets E,J
Expenses before reductions	1.05%	1.04%	1.05%	1.10%	1.20% A
Expenses net of fee waivers, if any	1.05%	1.04%	1.05%	1.10%	1.18% A
Expenses net of all reductions	1.04%	1.03%	1.05%	1.05%	1.10% A
Net investment income (loss)	(.36)%	(.38)%	(.46)% G	(.49)% H	(.51)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 19,204	$ 22,444	$ 18,671	$ 14,233	$ 1,906
Portfolio turnover rate F	150%	113%	91%	129%	93% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.50)%.

H Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.55)%.

I For the period November 3, 2004 (commencement of operations) to July 31, 2005.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2009

1. Organization.

Fidelity Small Cap Growth Fund (the Fund) is a fund of Fidelity Securities Fund (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. In January 2009, the Board of Trustees of the Fund approved the creation of an additional class of shares. The Fund commenced sale of Class F shares on June 26, 2009. The Fund offers Class A, Class T, Class B, Class C, Small Cap Growth, Class F, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class F shares of the Fund are only available for purchase by mutual funds for which Fidelity Management & Research Company (FMR) or an affiliate serves as investment manager. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by FMR and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

Annual Report

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after period end through the date that the financial statements were issued, September 29, 2009, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are classified into three levels. Level 1 includes readily available unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes observable inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. Level 3 includes unobservable inputs when market prices are not readily available or reliable. Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy. The aggregate value by input level, as of
July 31, 2009, for the Fund's investments is included at the end of the Fund's Schedule of Investments. Valuation techniques of the Fund's major categories of assets and liabilities as presented in the Schedule of Investments are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There are no unrecognized tax benefits in the accompanying financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), net operating losses, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 181,012,112
Unrealized depreciation	(87,536,610)
Net unrealized appreciation (depreciation)	$ 93,475,502
Capital loss carryforward	$ (225,666,789)
Cost for federal income tax purposes	$ 1,142,600,038

The tax character of distributions paid was as follows:

	July 31, 2009	July 31, 2008
Ordinary Income	$ -	$ 58,646,396
Long-term Capital Gains	-	22,553,344
Total	$ -	$ 81,199,740

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,570,773,226 and $1,479,446,364, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the retail class of the Fund, Small Cap Growth, as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .70% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 76,876	$ 5,323
Class T	.25%	.25%	84,369	411
Class B	.75%	.25%	36,662	27,543
Class C	.75%	.25%	115,606	22,697
			$ 313,513	$ 55,974

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 19,540
Class T	5,412
Class B*	10,063
Class C*	1,951
$ 36,966

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of each class, except for Class F. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each applicable class were as follows:

	Amount	% of Average Net Assets
Class A	$ 97,925.32
Class T	55,774.33
Class B	11,708.32
Class C	36,729.32
Small Cap Growth	2,888,449.32
Institutional Class	44,019.28
	$ 3,134,604

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $42,239 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $4,471 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.

Annual Report

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $48,874 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $969. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Small Cap Growth	$ 6,565

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2009	2008
From net realized gain
Class A	$ -	$ 2,216,913
Class T	-	1,570,296
Class B	-	348,424
Class C	-	1,307,950
Small Cap Growth	-	74,608,644
Institutional Class	-	1,147,513
Total	$ -	$ 81,199,740

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2009 A	2008	2009 A	2008
Class A
Shares sold	1,768,538	1,742,262	$ 16,919,128	$ 25,505,334
Reinvestment of distributions	-	126,731	-	1,912,181
Shares redeemed	(1,239,291)	(763,921)	(11,138,983)	(11,052,109)
Net increase (decrease)	529,247	1,105,072	$ 5,780,145	$ 16,365,406
Class T
Shares sold	1,485,602	487,722	$ 12,842,623	$ 7,048,735
Reinvestment of distributions	-	99,906	-	1,507,341
Shares redeemed	(1,132,759)	(586,050)	(9,596,209)	(8,531,977)
Net increase (decrease)	352,843	1,578	$ 3,246,414	$ 24,099

Annual Report

Notes to Financial Statements - continued

10. Share Transactions - continued

	Shares		Dollars
Years ended July 31,	2009 A	2008	2009 A	2008
Class B
Shares sold	116,072	132,932	$ 1,042,949	$ 1,958,446
Reinvestment of distributions	-	22,166	-	332,229
Shares redeemed	(145,097)	(125,460)	(1,355,668)	(1,804,323)
Net increase (decrease)	(29,025)	29,638	$ (312,719)	$ 486,352
Class C
Shares sold	604,934	436,957	$ 5,793,290	$ 6,320,995
Reinvestment of distributions	-	82,544	-	1,234,732
Shares redeemed	(479,386)	(703,886)	(4,290,700)	(9,901,355)
Net increase (decrease)	125,548	(184,385)	$ 1,502,590	$ (2,345,628)
Small Cap Growth
Shares sold	30,718,046	38,610,197	$ 287,281,815	$ 574,316,675
Reinvestment of distributions	-	4,701,343	-	71,216,320
Shares redeemed	(22,726,319)	(22,858,332)	(209,407,815)	(336,543,207)
Net increase (decrease)	7,991,727	20,453,208	$ 77,874,000	$ 308,989,788
Class F
Shares sold	14,590	-	$ 145,457	$ -
Shares redeemed	(12)	-	(113)	-
Net increase (decrease)	14,578	-	$ 145,344	$ -
Institutional Class
Shares sold	802,152	788,829	$ 7,245,594	$ 11,907,085
Reinvestment of distributions	-	66,279	-	1,004,006
Shares redeemed	(728,847)	(323,911)	(6,247,810)	(4,862,607)
Net increase (decrease)	73,305	531,197	$ 997,784	$ 8,048,484

A Share transactions for Class F are for the period June 26, 2009 (commencement of sale of shares) to July 31, 2009.

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Fidelity Freedom 2020 Fund and Fidelity Freedom 2030 Fund were the owners of record of approximately 12% and 10% of the total outstanding shares of the Fund. The Fidelity Freedom Funds were the owners of record, in the aggregate, of approximately 53% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and the Shareholders of Fidelity Small Cap Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Small Cap Growth Fund (a fund of Fidelity Securities Fund) at July 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Small Cap Growth Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 29, 2009

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for Edward C. Johnson 3d and James C. Curvey, each of the Trustees oversees 220 funds advised by FMR or an affiliate. Mr. Johnson oversees 262 funds advised by FMR or an affiliate. Mr. Curvey oversees 392 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (79)

Year of Election or Appointment: 1984

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (74)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (61)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (55)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (65)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (64)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (65)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (70)

Year of Election or Appointment: 2002

Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (60)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (58)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (65)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (39)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2009-present) and is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Brian B. Hogan (44)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as a portfolio manager.

Thomas C. Hense (45)

Year of Election or Appointment: 2008

Vice President of Fidelity's High Income and Small Cap Funds. Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Scott C. Goebel (41)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (40)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Vice President and Associate General Counsel of FMR LLC (2005-present), and is an employee of Fidelity Investments.

Holly C. Laurent (55)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (50)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (62)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (47)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian also serves as Chief Financial Officer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments. Previously, Mr. Christian served as Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009) and as Vice President of Business Analysis (2003-2004).

Bryan A. Mehrmann (48)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (41)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

John R. Hebble (51)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Paul M. Murphy (62)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments. Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (50)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Small Cap Growth Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2009 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. In response to last year's financial crisis, FMR took a number of actions intended to cut costs and improve efficiency without weakening the investment teams or resources. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure and broaden the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) contractually agreeing to reduce the management fee on Fidelity U.S. Bond Index Fund; and (iv) expanding Class A and Class T load waiver categories to increase rollover retention opportunities and create consistent policies across the classes.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. Because the fund had been in existence less than five calendar years, the following charts considered by the Board show, over the one- and three-year periods ended December 31, 2008, the cumulative total returns of Institutional Class (Class I) and Class C of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Institutional Class (Class I) and Class C show the performance of the highest and lowest performing classes, respectively (based on three-year performance). (The fund did not offer Class F as of December 31, 2008.) The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Small Cap Growth Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Institutional Class (Class I) of the fund was in the fourth quartile for the one-year period and the second quartile for the three-year period. The Board also stated that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board reviewed the year-to-date performance of Fidelity Small Cap Growth (retail class) through May 31, 2009 and stated that it exceeded the fund's benchmark.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in 2008, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 12% means that 88% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Small Cap Growth Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2008. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class B, Class C, Institutional Class, and Fidelity Small Cap Growth (retail class) ranked below its competitive median for 2008 and the total expenses of Class T ranked above its competitive median for 2008. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board created an Ad Hoc Committee (the "Committee") to analyze economies of scale. The Committee was formed to consider whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Committee, that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's compensation structure for portfolio managers and key personnel, including performance benchmarks used by Fidelity in evaluating incentive compensation for portfolio managers and research analysts; (iv) the structure and process of equity research and actions taken by FMR to improve the quality of research; (v) the selection of and compensation paid by FMR to fund sub-advisers; (vi) Fidelity's fee structures and rationale for recommending different fees among categories of funds; (vii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; (viii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; and (ix) explanations for the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity Investments Japan Limited

FIL Investment Advisors

FIL Investment Advisors (U.K.) Ltd.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.

New York, NY

ASCP-UANN-0909
1.803713.104

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor

Small Cap Growth

Fund - Institutional Class

Annual Report

July 31, 2009
(2_fidelity_logos) (Registered_Trademark)

Institutional Class
is a class of Fidelity®
Small Cap Growth
Fund

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

We've seen a welcome uptick in the global equity markets this spring and summer, as signs of stabilization in some economic indicators have brought many investors back into the marketplace. But there remain other key measures - notably high unemployment and slack consumer spending - that suggest the road back to economic health could still be a bumpy ride. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,
/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2009	Past 1 year	Life of classA
Institutional Class	-17.97%	3.77%

A From November 3, 2004.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Small Cap Growth Fund - Institutional Class on November 3, 2004, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell 2000® Growth Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stocks - battered by the effects of a global credit crisis for most of the year - were aided by early signs of a healing economy during the final months of the year ending July 31, 2009. For roughly half of the 12-month period, equities were in free fall, as a succession of large financial institutions around the world either collapsed or were forced into mergers or government conservatorship, and harried investors relinquished riskier assets in a massive flight to quality. By March, however, as unprecedented government interventions around the world took root, signs of a potential recovery began to emerge: corporate profits, though still weak, began to stabilize and valuations started to return to normal trading ranges. Against this improving backdrop, major equity indexes posted significant gains in March and April, which carried through to the end of the period. For the year overall, the Standard & Poor's 500SM Index declined 19.96%, while the Dow Jones U.S. Total Stock Market IndexSM - the broadest overall gauge of domestic equities - was down 19.95%. Meanwhile, the blue-chip-laden Dow Jones Industrial AverageSM fell 16.62% and the technology-heavy Nasdaq Composite® Index posted a 14.05% loss.

Comments from Lionel Harris, Portfolio Manager of Fidelity Advisor Small Cap Growth Fund: During the past year, the fund's Class A, Class T, Class B and Class C shares fell 18.26%, 18.45%, 18.88% and 18.85%, respectively (excluding sales charges), beating the 20.86% decline of the Russell 2000® Growth Index. Security selection in the energy sector helped the most versus the index. My stock picks in technology - led by hardware/equipment names - also contributed, as did favorable positioning within consumer discretionary and a modest cash position. In contrast, the fund was hurt by an underweighting and weak stock selection in the pharmaceuticals/biotechnology/life science segment of health care. Currency fluctuations also detracted given the fund's exposure to foreign stocks. Our top individual contributor was Insight Enterprises, a provider of technology hardware, software and services that bounced back strongly after an earnings restatement. Also outperforming was private post-secondary education company Apollo Group and Iconix Brand Group, which markets a variety of consumer fashion and home brands. The biggest detractor by far was China-based JA Solar Holdings, a maker of solar cells whose share price collapsed as financing dried up for solar energy projects. Another negative was coal company Foundation Coal Holdings, which fell along with coal prices. Some of the stocks I've mentioned were not part of the benchmark, and many were no longer held in the fund as of period end.

Comments from Lionel Harris, Portfolio Manager of Fidelity Advisor Small Cap Growth Fund: During the past year, the fund's Institutional Class shares fell 17.97%, beating the 20.86% decline of the Russell 2000® Growth Index. Security selection in the energy sector helped the most versus the index. My stock picks in technology - led by hardware/equipment names - also contributed, as did favorable positioning within consumer discretionary and a modest cash position. In contrast, the fund was hurt by an underweighting and weak stock selection in the pharmaceuticals/biotechnology/life science segment of health care. Currency fluctuations also detracted given the fund's exposure to foreign stocks. Our top individual contributor was Insight Enterprises, a provider of technology hardware, software and services that bounced back strongly after an earnings restatement. Also outperforming was private post-secondary education company Apollo Group and Iconix Brand Group, which markets a variety of consumer fashion and home brands. The biggest detractor by far was China-based JA Solar Holdings, a maker of solar cells whose share price collapsed as financing dried up for solar energy projects. Another negative was coal company Foundation Coal Holdings, which fell along with coal prices. Some of the stocks I've mentioned were not part of the benchmark, and many were no longer held in the fund as of period end.

Annual Report

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2009 to July 31, 2009) for Class A, Class T, Class B, Class C, Small Cap Growth and Institutional Class and for the entire period (June 26, 2009 to July 31, 2009) for Class F. The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (February 1, 2009 to July 31, 2009).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value	Ending Account Value July 31, 2009	Expenses Paid During Period
Class A	1.39%
Actual		$ 1,000.00	$ 1,315.90	$ 7.98 B
HypotheticalA		$ 1,000.00	$ 1,017.90	$ 6.95 C
Class T	1.65%
Actual		$ 1,000.00	$ 1,314.60	$ 9.47 B
Hypothetical A		$ 1,000.00	$ 1,016.61	$ 8.25 C
Class B	2.14%
Actual		$ 1,000.00	$ 1,311.40	$ 12.26 B
Hypothetical A		$ 1,000.00	$ 1,014.18	$ 10.69 C
Class C	2.14%
Actual		$ 1,000.00	$ 1,312.20	$ 12.27 B
Hypothetical A		$ 1,000.00	$ 1,014.18	$ 10.69 C
Small Cap Growth	1.14%
Actual		$ 1,000.00	$ 1,318.40	$ 6.55 B
Hypothetical A		$ 1,000.00	$ 1,019.14	$ 5.71 C
Class F	.74%
Actual		$ 1,000.00	$ 1,086.70	$ .76 B
Hypothetical A		$ 1,000.00	$ 1,021.12	$ 3.71 C
Institutional Class	1.11%
Actual		$ 1,000.00	$ 1,319.20	$ 6.38 B
Hypothetical A		$ 1,000.00	$ 1,019.29	$ 5.56 C

A 5% return per year before expenses

B Actual expenses are equal to each Class' annualized expense ratio; multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period) for Class A, Class T, Class B, Class C, Small Cap Growth and Institutional Class and multiplied by 36/365 (to reflect the period June 26, 2009 to July 31, 2009) for Class F.

C Hypothetical expenses are equal to each Class' annualized expense ratio; multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
EXCO Resources, Inc.	1.8	1.3
j2 Global Communications, Inc.	1.5	1.8
Janus Capital Group, Inc.	1.3	0.3
CACI International, Inc. Class A	1.3	1.7
Iconix Brand Group, Inc.	1.2	0.9
Alaska Air Group, Inc.	1.2	0.9
Bally Technologies, Inc.	1.2	0.9
Life Technologies Corp.	1.1	0.0
Brookdale Senior Living, Inc.	1.1	0.7
Insight Enterprises, Inc.	1.1	0.0
	12.8
Top Five Market Sectors as of July 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	24.0	18.9
Health Care	20.7	23.0
Consumer Discretionary	15.9	12.6
Industrials	15.5	15.1
Financials	6.2	6.7
Asset Allocation (% of fund's net assets)
As of July 31, 2009*		As of January 31, 2009**
	Stocks 95.7%		Stocks 94.7%
	Short-Term Investments and Net Other Assets 4.3%		Short-Term Investments and Net Other Assets 5.3%
* Foreign investments	11.2%	** Foreign investments	12.8%

Annual Report

Investments July 31, 2009

Showing Percentage of Net Assets

Common Stocks - 95.7%
	Shares	Value
CONSUMER DISCRETIONARY - 15.9%
Auto Components - 1.6%
BorgWarner, Inc.	349,000	$ 11,583,310
Gentex Corp.	480,000	7,185,600
		18,768,910
Diversified Consumer Services - 2.0%
Brinks Home Security Holdings, Inc. (a)	274,600	8,188,572
Regis Corp.	544,400	7,436,504
Steiner Leisure Ltd. (a)	248,000	7,864,080
		23,489,156
Hotels, Restaurants & Leisure - 4.8%
Bally Technologies, Inc. (a)	385,600	13,962,576
Jack in the Box, Inc. (a)	291,000	6,140,100
Life Time Fitness, Inc. (a)(d)	205,000	5,217,250
Penn National Gaming, Inc. (a)	213,000	6,754,230
Town Sports International Holdings, Inc. (a)(e)	1,205,000	4,060,850
WMS Industries, Inc. (a)	267,000	9,654,720
Wyndham Worldwide Corp.	800,000	11,160,000
		56,949,726
Household Durables - 1.1%
Dorel Industries, Inc. Class B (sub. vtg.)	289,550	6,719,033
Hooker Furniture Corp.	477,476	6,555,745
		13,274,778
Internet & Catalog Retail - 0.7%
Priceline.com, Inc. (a)(d)	64,900	8,412,338
Media - 0.9%
Virgin Media, Inc.	1,003,000	10,481,350
Specialty Retail - 2.0%
Casual Male Retail Group, Inc. (a)(d)	1,479,113	3,150,511
Dick's Sporting Goods, Inc. (a)	315,000	6,252,750
Sally Beauty Holdings, Inc. (a)	1,111,000	7,754,780
The Men's Wearhouse, Inc.	306,900	6,632,109
		23,790,150
Textiles, Apparel & Luxury Goods - 2.8%
FGX International Ltd. (a)	618,000	8,163,780
G-III Apparel Group Ltd. (a)	655,300	7,922,577
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Textiles, Apparel & Luxury Goods - continued
Iconix Brand Group, Inc. (a)	834,500	$ 14,620,440
Liz Claiborne, Inc.	823,300	2,601,628
		33,308,425
TOTAL CONSUMER DISCRETIONARY		188,474,833
CONSUMER STAPLES - 3.5%
Beverages - 0.5%
Constellation Brands, Inc. Class A (sub. vtg.) (a)	475,000	6,488,500
Food Products - 2.1%
Calavo Growers, Inc.	395,000	8,018,500
Corn Products International, Inc.	237,900	6,661,200
Smithfield Foods, Inc. (a)(d)	750,000	10,162,500
		24,842,200
Personal Products - 0.9%
Chattem, Inc. (a)	160,300	10,046,001
TOTAL CONSUMER STAPLES		41,376,701
ENERGY - 6.1%
Oil, Gas & Consumable Fuels - 6.1%
Cabot Oil & Gas Corp.	215,600	7,574,028
Comstock Resources, Inc. (a)	239,198	9,209,123
EXCO Resources, Inc. (a)	1,561,400	21,453,637
Mariner Energy, Inc. (a)	725,000	8,692,750
Massey Energy Co.	367,000	9,762,200
Petroleum Development Corp. (a)	313,217	5,274,574
Whiting Petroleum Corp. (a)	212,000	9,743,520
		71,709,832
FINANCIALS - 6.2%
Capital Markets - 2.5%
Cohen & Steers, Inc.	389,406	7,114,448
FCStone Group, Inc. (a)	1,248,200	6,977,438
Janus Capital Group, Inc.	1,167,800	15,952,148
VZ Holding AG	3,342	170,438
		30,214,472
Commercial Banks - 1.5%
CapitalSource, Inc.	1,295,000	6,008,800
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Commercial Banks - continued
Huntington Bancshares, Inc.	1,352,900	$ 5,533,361
Signature Bank, New York (a)	200,000	5,896,000
		17,438,161
Diversified Financial Services - 0.1%
Fifth Street Finance Corp.	142,200	1,471,770
Insurance - 1.7%
Allied World Assurance Co. Holdings Ltd.	143,000	6,214,780
Aspen Insurance Holdings Ltd.	230,100	5,722,587
eHealth, Inc. (a)	470,125	7,634,830
		19,572,197
Real Estate Investment Trusts - 0.4%
American Campus Communities, Inc.	224,200	5,140,906
TOTAL FINANCIALS		73,837,506
HEALTH CARE - 20.7%
Biotechnology - 4.0%
Cephalon, Inc. (a)(d)	185,800	10,897,170
Dendreon Corp. (a)(d)	270,000	6,536,700
Micromet, Inc. (a)	92,500	594,775
PDL BioPharma, Inc.	900,000	7,407,000
Theravance, Inc. (a)(d)	444,000	6,704,400
United Therapeutics Corp. (a)	125,000	11,577,500
Vanda Pharmaceuticals, Inc. (a)	250,000	3,800,000
		47,517,545
Health Care Equipment & Supplies - 4.9%
ev3, Inc. (a)	695,000	8,527,650
Integra LifeSciences Holdings Corp. (a)	376,400	11,916,824
Kinetic Concepts, Inc. (a)	215,267	6,806,743
Meridian Bioscience, Inc.	353,505	7,784,180
Orthovita, Inc. (a)	1,150,000	7,486,500
Sirona Dental Systems, Inc. (a)	348,000	9,044,520
Wright Medical Group, Inc. (a)	447,000	6,222,240
		57,788,657
Health Care Providers & Services - 6.2%
Brookdale Senior Living, Inc. (d)	1,173,000	12,562,830
Centene Corp. (a)	417,433	8,060,631
Genoptix, Inc. (a)	170,800	5,347,748
Hanger Orthopedic Group, Inc. (a)	445,000	6,105,400
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Health Care Providers & Services - continued
Health Management Associates, Inc. Class A (a)	750,000	$ 4,522,500
IPC The Hospitalist Co., Inc. (a)	234,000	6,516,900
Providence Service Corp. (a)	393,800	4,154,590
PSS World Medical, Inc. (a)	344,499	6,962,325
Psychiatric Solutions, Inc. (a)	235,000	6,349,700
ResCare, Inc. (a)	275,000	4,295,500
Synergy Health PLC	975,411	8,013,652
		72,891,776
Life Sciences Tools & Services - 2.6%
Life Technologies Corp. (a)	289,000	13,158,170
QIAGEN NV (a)	468,000	8,873,280
Varian, Inc. (a)	165,000	8,375,400
		30,406,850
Pharmaceuticals - 3.0%
Ardea Biosciences, Inc. (a)(d)	327,000	6,369,960
Cadence Pharmaceuticals, Inc. (a)(d)	440,000	5,324,000
Optimer Pharmaceuticals, Inc. (a)(d)	433,000	6,100,970
ViroPharma, Inc. (a)	800,000	5,896,000
Vivus, Inc. (a)	745,000	5,520,450
XenoPort, Inc. (a)	341,000	6,925,710
		36,137,090
TOTAL HEALTH CARE		244,741,918
INDUSTRIALS - 15.5%
Aerospace & Defense - 1.8%
Alliant Techsystems, Inc. (a)	62,000	4,880,640
Stanley, Inc. (a)	284,000	8,730,160
Teledyne Technologies, Inc. (a)	221,000	7,233,330
		20,844,130
Airlines - 1.2%
Alaska Air Group, Inc. (a)	625,000	14,412,500
Commercial Services & Supplies - 1.2%
InnerWorkings, Inc. (a)	1,330,238	6,877,330
The Geo Group, Inc. (a)	378,000	6,796,440
		13,673,770
Construction & Engineering - 0.9%
Chicago Bridge & Iron Co. NV (NY Shares)	741,000	10,336,950
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Electrical Equipment - 2.8%
Acuity Brands, Inc.	231,100	$ 6,819,761
Regal-Beloit Corp.	188,000	8,715,680
SMA Solar Technology AG	115,300	9,220,631
Sunpower Corp. Class B (a)	307,400	8,392,020
		33,148,092
Machinery - 1.8%
Blount International, Inc. (a)	735,000	6,835,500
Navistar International Corp. (a)	138,000	5,456,520
OSG Corp.	980,000	9,001,374
		21,293,394
Professional Services - 1.7%
CoStar Group, Inc. (a)(d)	92,136	3,384,155
Kforce, Inc. (a)	143,806	1,400,670
Monster Worldwide, Inc. (a)(d)	675,880	8,806,716
Navigant Consulting, Inc. (a)	533,800	6,352,220
		19,943,761
Road & Rail - 1.3%
Con-way, Inc.	195,000	8,882,250
Knight Transportation, Inc.	387,300	7,025,622
		15,907,872
Trading Companies & Distributors - 2.1%
Beacon Roofing Supply, Inc. (a)	577,000	9,676,290
Interline Brands, Inc. (a)	505,000	8,549,650
Rush Enterprises, Inc. Class A (a)	538,954	7,060,297
		25,286,237
Transportation Infrastructure - 0.7%
Aegean Marine Petroleum Network, Inc.	515,200	8,758,400
TOTAL INDUSTRIALS		183,605,106
INFORMATION TECHNOLOGY - 24.0%
Communications Equipment - 4.2%
Comtech Telecommunications Corp. (a)	361,000	11,505,070
Plantronics, Inc.	510,000	12,071,700
Riverbed Technology, Inc. (a)	290,000	5,802,900
Starent Networks Corp. (a)	364,000	8,728,720
ViaSat, Inc. (a)	415,700	11,223,900
		49,332,290
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Computers & Peripherals - 1.4%
Super Micro Computer, Inc. (a)	1,050,000	$ 8,337,000
Wincor Nixdorf AG	162,400	8,716,806
		17,053,806
Electronic Equipment & Components - 2.2%
Ingram Micro, Inc. Class A (a)	380,000	6,391,600
Insight Enterprises, Inc. (a)	1,200,000	12,360,000
SYNNEX Corp. (a)	250,000	7,105,000
		25,856,600
Internet Software & Services - 3.6%
Art Technology Group, Inc. (a)	1,506,752	5,710,590
Equinix, Inc. (a)(d)	85,600	6,996,088
j2 Global Communications, Inc. (a)	752,500	18,052,475
Telecity Group PLC (a)	2,116,600	11,917,006
		42,676,159
IT Services - 4.6%
CACI International, Inc. Class A (a)	319,400	14,756,280
CyberSource Corp. (a)	427,466	7,412,260
Datacash Group PLC	1,671,200	7,217,511
Online Resources Corp. (a)	1,135,000	7,502,350
WNS Holdings Ltd. sponsored ADR (a)	692,300	8,826,825
Wright Express Corp. (a)	316,000	8,936,480
		54,651,706
Semiconductors & Semiconductor Equipment - 4.3%
Brooks Automation, Inc. (a)	326,300	1,934,959
Diodes, Inc. (a)	593,000	10,946,780
Fairchild Semiconductor International, Inc. (a)	957,000	8,450,310
FormFactor, Inc. (a)	305,000	7,030,250
Hittite Microwave Corp. (a)	198,821	6,982,594
Kulicke & Soffa Industries, Inc. (a)	48,100	282,347
Lam Research Corp. (a)	284,000	8,537,040
Varian Semiconductor Equipment Associates, Inc. (a)	196,490	6,295,540
		50,459,820
Software - 3.7%
Blackbaud, Inc.	361,059	6,751,803
Informatica Corp. (a)	381,000	7,006,590
PROS Holdings, Inc. (a)	1,168,857	9,187,216
Radiant Systems, Inc. (a)	700,000	7,042,000
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Software - continued
Taleo Corp. Class A (a)	494,639	$ 8,656,183
TeleCommunication Systems, Inc. Class A (a)	680,000	5,630,400
		44,274,192
TOTAL INFORMATION TECHNOLOGY		284,304,573
MATERIALS - 3.0%
Chemicals - 0.9%
Solutia, Inc. (a)	1,232,000	11,014,080
Containers & Packaging - 0.8%
Myers Industries, Inc.	888,000	8,737,920
Metals & Mining - 1.3%
Commercial Metals Co.	480,000	7,939,200
Red Back Mining, Inc. (a)	834,400	7,752,675
		15,691,875
TOTAL MATERIALS		35,443,875
TELECOMMUNICATION SERVICES - 0.6%
Diversified Telecommunication Services - 0.6%
Premiere Global Services, Inc. (a)	772,000	7,403,480
UTILITIES - 0.2%
Water Utilities - 0.2%
Southwest Water Co.	612,499	2,995,120
TOTAL COMMON STOCKS (Cost $1,024,742,072)		1,133,892,944
Money Market Funds - 8.6%
	Shares	Value
Fidelity Cash Central Fund, 0.37% (b)	59,331,146	$ 59,331,146
Fidelity Securities Lending Cash Central Fund, 0.22% (b)(c)	42,851,450	42,851,450
TOTAL MONEY MARKET FUNDS (Cost $102,182,596)		102,182,596
TOTAL INVESTMENT PORTFOLIO - 104.3% (Cost $1,126,924,668)		1,236,075,540
NET OTHER ASSETS - (4.3)%		(51,346,303)
NET ASSETS - 100%		$ 1,184,729,237
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 517,487
Fidelity Securities Lending Cash Central Fund	961,427
Total	$ 1,478,914
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Town Sports International Holdings, Inc.	$ -	$ 4,725,971	$ -	$ -	$ 4,060,850
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	88.8%
United Kingdom	3.0%
Netherlands	1.7%
Germany	1.5%
Canada	1.2%
Bermuda	1.0%
Others (individually less than 1%)	2.8%
100.0%
Income Tax Information
At July 31, 2009, the fund had a capital loss carryforward of approximately $225,666,789 all of which will expire on July 31, 2017.
The fund intends to elect to defer to its fiscal year ending July 31, 2010 approximately $200,880,622 of losses recognized during the period November 1, 2008 to July 31, 2009.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	July 31, 2009

Assets
Investment in securities, at value (including securities loaned of $41,513,365) - See accompanying schedule: Unaffiliated issuers (cost $1,020,016,101)	$ 1,129,832,094
Fidelity Central Funds (cost $102,182,596)	102,182,596
Other affiliated issuers (cost $4,725,971)	4,060,850
Total Investments (cost $1,126,924,668)		$ 1,236,075,540
Receivable for investments sold		1,187,026
Receivable for fund shares sold		2,786,784
Dividends receivable		131,925
Distributions receivable from Fidelity Central Funds		35,020
Prepaid expenses		4,196
Other receivables		2,520
Total assets		1,240,223,011

Liabilities
Payable for investments purchased	$ 10,975,489
Payable for fund shares redeemed	568,428
Accrued management fee	673,586
Distribution fees payable	29,425
Other affiliated payables	344,774
Other payables and accrued expenses	50,622
Collateral on securities loaned, at value	42,851,450
Total liabilities		55,493,774

Net Assets		$ 1,184,729,237
Net Assets consist of:
Paid in capital		$ 1,517,801,153
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(442,223,340)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		109,151,424
Net Assets		$ 1,184,729,237

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

July 31, 2009

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($40,211,246 ÷ 3,725,157 shares)	$ 10.79

Maximum offering price per share (100/94.25 of $10.79)	$ 11.45
Class T: Net Asset Value and redemption price per share ($21,533,044 ÷ 2,004,293 shares)	$ 10.74

Maximum offering price per share (100/96.50 of $10.74)	$ 11.13
Class B: Net Asset Value and offering price per share ($4,170,875 ÷ 394,499 shares) A	$ 10.57

Class C: Net Asset Value and offering price per share ($14,267,023 ÷ 1,351,893 shares) A	$ 10.55

Small Cap Growth: Net Asset Value, offering price and redemption price per share ($1,085,184,165 ÷ 99,624,971 shares)	$ 10.89

Class F: Net Asset Value, offering price and redemption price per share ($158,876 ÷ 14,578 shares)	$ 10.90

Institutional Class: Net Asset Value, offering price and redemption price per share ($19,204,008 ÷ 1,760,702 shares)	$ 10.91

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended July 31, 2009
Investment Income
Dividends		$ 5,314,790
Interest		160
Income from Fidelity Central Funds (including $961,427 from security lending)		1,478,914
Total income		6,793,864

Expenses
Management fee Basic fee	$ 7,084,137
Performance adjustment	(88,225)
Transfer agent fees	3,134,604
Distribution fees	313,513
Accounting and security lending fees	366,910
Custodian fees and expenses	49,190
Independent trustees' compensation	6,657
Registration fees	104,283
Audit	57,632
Legal	4,978
Miscellaneous	29,154
Total expenses before reductions	11,062,833
Expense reductions	(56,408)	11,006,425
Net investment income (loss)		(4,212,561)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(335,295,629)
Foreign currency transactions	(356)
Total net realized gain (loss)		(335,295,985)
Change in net unrealized appreciation (depreciation) on: Investment securities	109,377,918
Assets and liabilities in foreign currencies	2,762
Total change in net unrealized appreciation (depreciation)		109,380,680
Net gain (loss)		(225,915,305)
Net increase (decrease) in net assets resulting from operations		$ (230,127,866)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended July 31, 2009	Year ended July 31, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (4,212,561)	$ (6,524,319)
Net realized gain (loss)	(335,295,985)	(103,756,345)
Change in net unrealized appreciation (depreciation)	109,380,680	(72,236,255)
Net increase (decrease) in net assets resulting from operations	(230,127,866)	(182,516,919)
Distributions to shareholders from net realized gain	-	(81,199,740)
Share transactions - net increase (decrease)	89,233,558	331,568,501
Redemption fees	255,734	439,174
Total increase (decrease) in net assets	(140,638,574)	68,291,016

Net Assets
Beginning of period	1,325,367,811	1,257,076,795
End of period	$ 1,184,729,237	$ 1,325,367,811

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended July 31,

2009

2008

2007

2006

2005 J

Selected Per-Share Data
Net asset value, beginning of period	$ 13.20	$ 16.06	$ 12.88	$ 12.95	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.06)	(.11)	(.12) H	(.10) I	(.07)
Net realized and unrealized gain (loss)	(2.35)	(1.73)	3.39	.18	3.01
Total from investment operations	(2.41)	(1.84)	3.27	.08	2.94
Distributions from net realized gain	-	(1.02)	(.09)	(.16)	-
Redemption fees added to paid in capital E	- L	- L	- L	.01	.01
Net asset value, end of period	$ 10.79	$ 13.20	$ 16.06	$ 12.88	$ 12.95
Total Return B,C,D	(18.26)%	(12.26)%	25.52%	.70%	29.50%
Ratios to Average Net Assets F,K
Expenses before reductions	1.33%	1.40%	1.44%	1.53%	1.55% A
Expenses net of fee waivers, if any	1.33%	1.40%	1.40%	1.40%	1.45% A
Expenses net of all reductions	1.33%	1.39%	1.39%	1.35%	1.36% A
Net investment income (loss)	(.64)%	(.74)%	(.80)% H	(.79)% I	(.78)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 40,211	$ 42,187	$ 33,588	$ 18,104	$ 4,719
Portfolio turnover rate G	150%	113%	91%	129%	93% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.84)%.

I Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.85)%.

J For the period November 3, 2004 (commencement of operations) to July 31, 2005.

K Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

L Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended July 31,

2009

2008

2007

2006

2005 J

Selected Per-Share Data
Net asset value, beginning of period	$ 13.17	$ 16.01	$ 12.86	$ 12.93	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.09)	(.15)	(.16) H	(.14) I	(.09)
Net realized and unrealized gain (loss)	(2.34)	(1.73)	3.38	.19	3.01
Total from investment operations	(2.43)	(1.88)	3.22	.05	2.92
Distributions from net realized gain	-	(.96)	(.07)	(.13)	-
Redemption fees added to paid in capital E	- L	- L	- L	.01	.01
Net asset value, end of period	$ 10.74	$ 13.17	$ 16.01	$ 12.86	$ 12.93
Total Return B,C,D	(18.45)%	(12.50)%	25.18%	.48%	29.30%
Ratios to Average Net Assets F,K
Expenses before reductions	1.60%	1.65%	1.67%	1.73%	1.79% A
Expenses net of fee waivers, if any	1.60%	1.65%	1.65%	1.65%	1.70% A
Expenses net of all reductions	1.59%	1.65%	1.65%	1.60%	1.61% A
Net investment income (loss)	(.91)%	(.99)%	(1.05)% H	(1.04)% I	(1.03)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 21,533	$ 21,754	$ 26,419	$ 19,205	$ 5,240
Portfolio turnover rate G	150%	113%	91%	129%	93% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.09)%.

I Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.10)%.

J For the period November 3, 2004 (commencement of operations) to July 31, 2005.

K Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

L Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,

2009

2008

2007

2006

2005 J

Selected Per-Share Data
Net asset value, beginning of period	$ 13.03	$ 15.85	$ 12.78	$ 12.87	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.13)	(.22)	(.23) H	(.20) I	(.13)
Net realized and unrealized gain (loss)	(2.33)	(1.71)	3.36	.19	2.99
Total from investment operations	(2.46)	(1.93)	3.13	(.01)	2.86
Distributions from net realized gain	-	(.89)	(.06)	(.09)	-
Redemption fees added to paid in capital E	- L	- L	- L	.01	.01
Net asset value, end of period	$ 10.57	$ 13.03	$ 15.85	$ 12.78	$ 12.87
Total Return B,C,D	(18.88)%	(12.92)%	24.57%	(.03)%	28.70%
Ratios to Average Net Assets F,K
Expenses before reductions	2.08%	2.15%	2.20%	2.28%	2.33% A
Expenses net of fee waivers, if any	2.08%	2.15%	2.15%	2.15%	2.20% A
Expenses net of all reductions	2.08%	2.15%	2.15%	2.10%	2.11% A
Net investment income (loss)	(1.39)%	(1.49)%	(1.55)% H	(1.54)% I	(1.53)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,171	$ 5,517	$ 6,242	$ 5,191	$ 2,055
Portfolio turnover rate G	150%	113%	91%	129%	93% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.59)%.

I Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.60)%.

J For the period November 3, 2004 (commencement of operations) to July 31, 2005.

K Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

L Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended July 31,

2009

2008

2007

2006

2005 J

Selected Per-Share Data
Net asset value, beginning of period	$ 13.00	$ 15.84	$ 12.77	$ 12.88	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.13)	(.22)	(.23) H	(.20) I	(.13)
Net realized and unrealized gain (loss)	(2.32)	(1.71)	3.36	.18	3.00
Total from investment operations	(2.45)	(1.93)	3.13	(.02)	2.87
Distributions from net realized gain	-	(.91)	(.06)	(.10)	-
Redemption fees added to paid in capital E	- L	- L	- L	.01	.01
Net asset value, end of period	$ 10.55	$ 13.00	$ 15.84	$ 12.77	$ 12.88
Total Return B,C,D	(18.85)%	(12.94)%	24.59%	(.08)%	28.80%
Ratios to Average Net Assets F,K
Expenses before reductions	2.08%	2.15%	2.20%	2.25%	2.24% A
Expenses net of fee waivers, if any	2.08%	2.15%	2.15%	2.15%	2.17% A
Expenses net of all reductions	2.07%	2.14%	2.14%	2.10%	2.09% A
Net investment income (loss)	(1.39)%	(1.49)%	(1.55)% H	(1.54)% I	(1.50)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 14,267	$ 15,946	$ 22,348	$ 14,682	$ 8,372
Portfolio turnover rate G	150%	113%	91%	129%	93% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.59)%.

I Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.60)%.

J For the period November 3, 2004 (commencement of operations) to July 31, 2005.

K Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

L Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Small Cap Growth

Years ended July 31,

2009

2008

2007

2006

2005 I

Selected Per-Share Data
Net asset value, beginning of period	$ 13.29	$ 16.15	$ 12.93	$ 12.98	$ 10.00
Income from Investment Operations
Net investment income (loss) D	(.04)	(.07)	(.08) G	(.07) H	(.04)
Net realized and unrealized gain (loss)	(2.36)	(1.74)	3.40	.19	3.01
Total from investment operations	(2.40)	(1.81)	3.32	.12	2.97
Distributions from net realized gain	-	(1.05)	(.10)	(.18)	-
Redemption fees added to paid in capital D	- K	- K	- K	.01	.01
Net asset value, end of period	$ 10.89	$ 13.29	$ 16.15	$ 12.93	$ 12.98
Total Return B,C	(18.06)%	(11.98)%	25.84%	1.01%	29.80%
Ratios to Average Net Assets E,J
Expenses before reductions	1.08%	1.11%	1.10%	1.13%	1.16% A
Expenses net of fee waivers, if any	1.08%	1.11%	1.10%	1.13%	1.16% A
Expenses net of all reductions	1.08%	1.10%	1.09%	1.08%	1.08% A
Net investment income (loss)	(.39)%	(.45)%	(.50)% G	(.52)% H	(.49)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,085,184	$ 1,217,520	$ 1,149,809	$ 402,353	$ 205,652
Portfolio turnover rate F	150%	113%	91%	129%	93% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.54)%.

H Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.58)%.

I For the period November 3, 2004 (commencement of operations) to July 31, 2005.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class F

Period ended July 31,

2009 H

Selected Per-Share Data
Net asset value, beginning of period	$ 10.03
Income from Investment Operations
Net investment income (loss) D	(.01)
Net realized and unrealized gain (loss)	.88 G
Total from investment operations	.87
Redemption fees added to paid in capital D,J	-
Net asset value, end of period	$ 10.90
Total Return B,C	8.67%
Ratios to Average Net Assets E,I
Expenses before reductions	.74% A
Expenses net of fee waivers, if any	.74% A
Expenses net of all reductions	.73% A
Net investment income (loss)	(.54)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 159
Portfolio turnover rate F	150%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

H For the period June 26, 2009 (commencement of sale of shares) to July 31, 2009.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended July 31,

2009

2008

2007

2006

2005 I

Selected Per-Share Data
Net asset value, beginning of period	$ 13.30	$ 16.15	$ 12.92	$ 12.97	$ 10.00
Income from Investment Operations
Net investment income (loss) D	(.03)	(.06)	(.07) G	(.07) H	(.04)
Net realized and unrealized gain (loss)	(2.36)	(1.74)	3.41	.19	3.00
Total from investment operations	(2.39)	(1.80)	3.34	.12	2.96
Distributions from net realized gain	-	(1.05)	(.11)	(.18)	-
Redemption fees added to paid in capital D	- K	- K	- K	.01	.01
Net asset value, end of period	$ 10.91	$ 13.30	$ 16.15	$ 12.92	$ 12.97
Total Return B,C	(17.97)%	(11.93)%	25.99%	.97%	29.70%
Ratios to Average Net Assets E,J
Expenses before reductions	1.05%	1.04%	1.05%	1.10%	1.20% A
Expenses net of fee waivers, if any	1.05%	1.04%	1.05%	1.10%	1.18% A
Expenses net of all reductions	1.04%	1.03%	1.05%	1.05%	1.10% A
Net investment income (loss)	(.36)%	(.38)%	(.46)% G	(.49)% H	(.51)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 19,204	$ 22,444	$ 18,671	$ 14,233	$ 1,906
Portfolio turnover rate F	150%	113%	91%	129%	93% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.50)%.

H Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.55)%.

I For the period November 3, 2004 (commencement of operations) to July 31, 2005.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2009

1. Organization.

Fidelity Small Cap Growth Fund (the Fund) is a fund of Fidelity Securities Fund (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. In January 2009, the Board of Trustees of the Fund approved the creation of an additional class of shares. The Fund commenced sale of Class F shares on June 26, 2009. The Fund offers Class A, Class T, Class B, Class C, Small Cap Growth, Class F, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class F shares of the Fund are only available for purchase by mutual funds for which Fidelity Management & Research Company (FMR) or an affiliate serves as investment manager. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by FMR and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

Annual Report

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after period end through the date that the financial statements were issued, September 29, 2009, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are classified into three levels. Level 1 includes readily available unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes observable inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. Level 3 includes unobservable inputs when market prices are not readily available or reliable. Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy. The aggregate value by input level, as of
July 31, 2009, for the Fund's investments is included at the end of the Fund's Schedule of Investments. Valuation techniques of the Fund's major categories of assets and liabilities as presented in the Schedule of Investments are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There are no unrecognized tax benefits in the accompanying financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), net operating losses, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 181,012,112
Unrealized depreciation	(87,536,610)
Net unrealized appreciation (depreciation)	$ 93,475,502
Capital loss carryforward	$ (225,666,789)
Cost for federal income tax purposes	$ 1,142,600,038

The tax character of distributions paid was as follows:

	July 31, 2009	July 31, 2008
Ordinary Income	$ -	$ 58,646,396
Long-term Capital Gains	-	22,553,344
Total	$ -	$ 81,199,740

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,570,773,226 and $1,479,446,364, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the retail class of the Fund, Small Cap Growth, as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .70% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 76,876	$ 5,323
Class T	.25%	.25%	84,369	411
Class B	.75%	.25%	36,662	27,543
Class C	.75%	.25%	115,606	22,697
			$ 313,513	$ 55,974

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 19,540
Class T	5,412
Class B*	10,063
Class C*	1,951
$ 36,966

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of each class, except for Class F. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each applicable class were as follows:

	Amount	% of Average Net Assets
Class A	$ 97,925.32
Class T	55,774.33
Class B	11,708.32
Class C	36,729.32
Small Cap Growth	2,888,449.32
Institutional Class	44,019.28
	$ 3,134,604

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $42,239 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $4,471 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.

Annual Report

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $48,874 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $969. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Small Cap Growth	$ 6,565

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2009	2008
From net realized gain
Class A	$ -	$ 2,216,913
Class T	-	1,570,296
Class B	-	348,424
Class C	-	1,307,950
Small Cap Growth	-	74,608,644
Institutional Class	-	1,147,513
Total	$ -	$ 81,199,740

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2009 A	2008	2009 A	2008
Class A
Shares sold	1,768,538	1,742,262	$ 16,919,128	$ 25,505,334
Reinvestment of distributions	-	126,731	-	1,912,181
Shares redeemed	(1,239,291)	(763,921)	(11,138,983)	(11,052,109)
Net increase (decrease)	529,247	1,105,072	$ 5,780,145	$ 16,365,406
Class T
Shares sold	1,485,602	487,722	$ 12,842,623	$ 7,048,735
Reinvestment of distributions	-	99,906	-	1,507,341
Shares redeemed	(1,132,759)	(586,050)	(9,596,209)	(8,531,977)
Net increase (decrease)	352,843	1,578	$ 3,246,414	$ 24,099

Annual Report

Notes to Financial Statements - continued

10. Share Transactions - continued

	Shares		Dollars
Years ended July 31,	2009 A	2008	2009 A	2008
Class B
Shares sold	116,072	132,932	$ 1,042,949	$ 1,958,446
Reinvestment of distributions	-	22,166	-	332,229
Shares redeemed	(145,097)	(125,460)	(1,355,668)	(1,804,323)
Net increase (decrease)	(29,025)	29,638	$ (312,719)	$ 486,352
Class C
Shares sold	604,934	436,957	$ 5,793,290	$ 6,320,995
Reinvestment of distributions	-	82,544	-	1,234,732
Shares redeemed	(479,386)	(703,886)	(4,290,700)	(9,901,355)
Net increase (decrease)	125,548	(184,385)	$ 1,502,590	$ (2,345,628)
Small Cap Growth
Shares sold	30,718,046	38,610,197	$ 287,281,815	$ 574,316,675
Reinvestment of distributions	-	4,701,343	-	71,216,320
Shares redeemed	(22,726,319)	(22,858,332)	(209,407,815)	(336,543,207)
Net increase (decrease)	7,991,727	20,453,208	$ 77,874,000	$ 308,989,788
Class F
Shares sold	14,590	-	$ 145,457	$ -
Shares redeemed	(12)	-	(113)	-
Net increase (decrease)	14,578	-	$ 145,344	$ -
Institutional Class
Shares sold	802,152	788,829	$ 7,245,594	$ 11,907,085
Reinvestment of distributions	-	66,279	-	1,004,006
Shares redeemed	(728,847)	(323,911)	(6,247,810)	(4,862,607)
Net increase (decrease)	73,305	531,197	$ 997,784	$ 8,048,484

A Share transactions for Class F are for the period June 26, 2009 (commencement of sale of shares) to July 31, 2009.

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Fidelity Freedom 2020 Fund and Fidelity Freedom 2030 Fund were the owners of record of approximately 12% and 10% of the total outstanding shares of the Fund. The Fidelity Freedom Funds were the owners of record, in the aggregate, of approximately 53% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and the Shareholders of Fidelity Small Cap Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Small Cap Growth Fund (a fund of Fidelity Securities Fund) at July 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Small Cap Growth Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 29, 2009

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for Edward C. Johnson 3d and James C. Curvey, each of the Trustees oversees 220 funds advised by FMR or an affiliate. Mr. Johnson oversees 262 funds advised by FMR or an affiliate. Mr. Curvey oversees 392 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (79)

Year of Election or Appointment: 1984

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (74)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (61)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (55)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (65)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (64)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (65)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (70)

Year of Election or Appointment: 2002

Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (60)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (58)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (65)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (39)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2009-present) and is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Brian B. Hogan (44)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as a portfolio manager.

Thomas C. Hense (45)

Year of Election or Appointment: 2008

Vice President of Fidelity's High Income and Small Cap Funds. Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Scott C. Goebel (41)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (40)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Vice President and Associate General Counsel of FMR LLC (2005-present), and is an employee of Fidelity Investments.

Holly C. Laurent (55)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (50)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (62)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (47)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian also serves as Chief Financial Officer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments. Previously, Mr. Christian served as Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009) and as Vice President of Business Analysis (2003-2004).

Bryan A. Mehrmann (48)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (41)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

John R. Hebble (51)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Paul M. Murphy (62)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments. Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (50)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Small Cap Growth Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2009 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. In response to last year's financial crisis, FMR took a number of actions intended to cut costs and improve efficiency without weakening the investment teams or resources. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure and broaden the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) contractually agreeing to reduce the management fee on Fidelity U.S. Bond Index Fund; and (iv) expanding Class A and Class T load waiver categories to increase rollover retention opportunities and create consistent policies across the classes.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. Because the fund had been in existence less than five calendar years, the following charts considered by the Board show, over the one- and three-year periods ended December 31, 2008, the cumulative total returns of Institutional Class (Class I) and Class C of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Institutional Class (Class I) and Class C show the performance of the highest and lowest performing classes, respectively (based on three-year performance). (The fund did not offer Class F as of December 31, 2008.) The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Small Cap Growth Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Institutional Class (Class I) of the fund was in the fourth quartile for the one-year period and the second quartile for the three-year period. The Board also stated that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board reviewed the year-to-date performance of Fidelity Small Cap Growth (retail class) through May 31, 2009 and stated that it exceeded the fund's benchmark.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in 2008, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 12% means that 88% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Small Cap Growth Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2008. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class B, Class C, Institutional Class, and Fidelity Small Cap Growth (retail class) ranked below its competitive median for 2008 and the total expenses of Class T ranked above its competitive median for 2008. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board created an Ad Hoc Committee (the "Committee") to analyze economies of scale. The Committee was formed to consider whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Committee, that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's compensation structure for portfolio managers and key personnel, including performance benchmarks used by Fidelity in evaluating incentive compensation for portfolio managers and research analysts; (iv) the structure and process of equity research and actions taken by FMR to improve the quality of research; (v) the selection of and compensation paid by FMR to fund sub-advisers; (vi) Fidelity's fee structures and rationale for recommending different fees among categories of funds; (vii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; (viii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; and (ix) explanations for the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity Investments Japan Limited

FIL Investment Advisors

FIL Investment Advisors (U.K.) Ltd.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.

New York, NY

ASCPI-UANN-0909
1.803721.104

Fidelity®

Small Cap Value

Fund

Annual Report

July 31, 2009
(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

We've seen a welcome uptick in the global equity markets this spring and summer, as signs of stabilization in some economic indicators have brought many investors back into the marketplace. But there remain other key measures - notably high unemployment and slack consumer spending - that suggest the road back to economic health could still be a bumpy ride. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,
/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2009	Past 1 year	Life of classA
Small Cap Value	-4.15%	5.49%

A From November 3, 2004.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Small Cap Value, a class of the fund, on November 3, 2004, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell 2000® Value Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stocks - battered by the effects of a global credit crisis for most of the year - were aided by early signs of a healing economy during the final months of the year ending July 31, 2009. For roughly half of the 12-month period, equities were in free fall, as a succession of large financial institutions around the world either collapsed or were forced into mergers or government conservatorship, and harried investors relinquished riskier assets in a massive flight to quality. By March, however, as unprecedented government interventions around the world took root, signs of a potential recovery began to emerge: corporate profits, though still weak, began to stabilize and valuations started to return to normal trading ranges. Against this improving backdrop, major equity indexes posted significant gains in March and April, which carried through to the end of the period. For the year overall, the Standard & Poor's 500SM Index declined 19.96%, while the Dow Jones U.S. Total Stock Market IndexSM - the broadest overall gauge of domestic equities - was down 19.95%. Meanwhile, the blue-chip-laden Dow Jones Industrial AverageSM fell 16.62% and the technology-heavy Nasdaq Composite® Index posted a 14.05% loss.

Comments from Charles Myers, Portfolio Manager of Fidelity® Small Cap Value Fund: For the year, the fund's Retail Class shares returned -4.15%, compared with -20.67% for the Russell 2000® Value Index. Of the ten sectors in the index, the fund generated positive contributions in nine, and the tenth - utilities - was only moderately negative. Most of the fund's outperformance came from strong stock selection, especially in consumer discretionary, materials, information technology, industrials and health care. Sector selection in consumer discretionary and financials contributed as well. The fund benefited from positions in auto dealer Penske Automotive Group, commercial furniture manufacturer HNI, timely ownership of private-equity firm Affiliated Managers Group and homebuilder Meritage Homes. Of these names, only HNI and Meritage Homes were represented in the index. KKR Financial Holdings, a private-equity firm and asset manager not in the index, was the biggest detractor, hurt by worries about excess debt on its balance sheet. Investors had similar concerns about commercial builder NCI Building Systems. At period end, I no longer owned the equity shares of KKR or NCI, though I did continue to own NCI bonds.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2009 to July 31, 2009) for Class A, Class T, Class B, Class C, Small Cap Value and Institutional Class and for the entire period (June 26, 2009 to July 31, 2009) for Class F. The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (February 1, 2009 to July 31, 2009).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Shareholder Expense Example - continued

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value	Ending Account Value July 31, 2009	Expenses Paid During Period
Class A	1.40%
Actual		$ 1,000.00	$ 1,357.30	$ 8.18 B
HypotheticalA		$ 1,000.00	$ 1,017.85	$ 7.00 C
Class T	1.65%
Actual		$ 1,000.00	$ 1,355.80	$ 9.64 B
HypotheticalA		$ 1,000.00	$ 1,016.61	$ 8.25 C
Class B	2.15%
Actual		$ 1,000.00	$ 1,353.20	$ 12.54 B
HypotheticalA		$ 1,000.00	$ 1,014.13	$ 10.74 C
Class C	2.15%
Actual		$ 1,000.00	$ 1,354.50	$ 12.55 B
HypotheticalA		$ 1,000.00	$ 1,014.13	$ 10.74 C
Small Cap Value	1.28%
Actual		$ 1,000.00	$ 1,360.00	$ 7.49 B
HypotheticalA		$ 1,000.00	$ 1,018.45	$ 6.41 C
Class F	.86%
Actual		$ 1,000.00	$ 1,092.50	$ .89 B
HypotheticalA		$ 1,000.00	$ 1,020.53	$ 4.31 C
Institutional Class	1.15%
Actual		$ 1,000.00	$ 1,360.80	$ 6.73 B
HypotheticalA		$ 1,000.00	$ 1,019.09	$ 5.76 C

A 5% return per year before expenses

B Actual expenses are equal to each Class' annualized expense ratio; multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period) for Class A, Class T, Class B, Class C, Small Cap Value and Institutional Class and multiplied by 36/365 (to reflect the period June 26, 2009 to July 31, 2009) for Class F.

C Hypothetical expenses are equal to each Class' annualized expense ratio; multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Carpenter Technology Corp.	3.0	2.9
HNI Corp.	3.0	2.5
United Stationers, Inc.	3.0	2.7
WESCO International, Inc.	2.9	0.0
Astoria Financial Corp.	2.8	0.6
Alexandria Real Estate Equities, Inc.	2.6	0.0
Penske Automotive Group, Inc.	2.5	1.7
Affiliated Managers Group, Inc.	2.3	2.4
DealerTrack Holdings, Inc.	2.2	2.2
Encore Acquisition Co.	2.1	1.6
	26.4
Top Five Market Sectors as of July 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	33.4	37.5
Industrials	15.9	10.6
Consumer Discretionary	12.6	12.7
Information Technology	11.6	13.5
Health Care	6.0	6.9
Asset Allocation (% of fund's net assets)
As of July 31, 2009 *		As of January 31, 2009 **
	Stocks 98.8%		Stocks 94.4%
	Convertible Securities 0.4%		Convertible Securities 4.7%
	Short-Term Investments and Net Other Assets 0.8%		Short-Term Investments and Net Other Assets 0.9%
* Foreign investments	8.1%	** Foreign investments	12.1%

Annual Report

Investments July 31, 2009

Showing Percentage of Net Assets

Common Stocks - 97.2%
	Shares	Value
CONSUMER DISCRETIONARY - 12.1%
Diversified Consumer Services - 1.5%
Regis Corp. (d)	1,770,882	$ 24,190,248
Household Durables - 3.5%
Centex Corp.	658,940	7,189,035
Ethan Allen Interiors, Inc. (d)	279,513	3,558,200
M.D.C. Holdings, Inc.	215,000	7,576,600
Meritage Homes Corp. (a)	1,403,933	30,044,166
Ryland Group, Inc.	417,900	8,345,463
		56,713,464
Specialty Retail - 6.0%
Asbury Automotive Group, Inc.	1,286,215	17,994,148
Penske Automotive Group, Inc. (d)	1,907,760	39,452,477
The Men's Wearhouse, Inc.	1,059,641	22,898,842
Tsutsumi Jewelry Co. Ltd.	791,400	15,943,435
		96,288,902
Textiles, Apparel & Luxury Goods - 1.1%
Iconix Brand Group, Inc. (a)	1,030,087	18,047,124
TOTAL CONSUMER DISCRETIONARY		195,239,738
CONSUMER STAPLES - 3.6%
Food & Staples Retailing - 2.4%
Casey's General Stores, Inc.	940,000	25,784,200
Ingles Markets, Inc. Class A	815,487	13,626,788
		39,410,988
Personal Products - 1.2%
Chattem, Inc. (a)(d)	300,000	18,801,000
TOTAL CONSUMER STAPLES		58,211,988
ENERGY - 5.6%
Energy Equipment & Services - 2.0%
Superior Energy Services, Inc. (a)	1,916,700	31,798,053
Oil, Gas & Consumable Fuels - 3.6%
Encore Acquisition Co. (a)	968,609	34,482,480
Mariner Energy, Inc. (a)	1,986,700	23,820,533
		58,303,013
TOTAL ENERGY		90,101,066
Common Stocks - continued
	Shares	Value
FINANCIALS - 32.3%
Capital Markets - 8.0%
Affiliated Managers Group, Inc. (a)	570,000	$ 37,631,400
Cohen & Steers, Inc. (d)	1,080,000	19,731,600
optionsXpress Holdings, Inc.	1,255,000	22,677,850
Sparx Group Co. Ltd. (a)	22,235	3,802,582
TradeStation Group, Inc. (a)	2,062,291	15,446,560
Waddell & Reed Financial, Inc. Class A	1,040,000	29,504,800
		128,794,792
Commercial Banks - 5.1%
Associated Banc-Corp.	2,579,583	27,962,680
CapitalSource, Inc.	5,816,000	26,986,240
City National Corp. (d)	704,900	27,801,256
		82,750,176
Insurance - 8.1%
Aspen Insurance Holdings Ltd.	1,090,200	27,113,274
IPC Holdings Ltd.	878,740	25,430,736
Max Capital Group Ltd.	1,149,111	22,947,747
Reinsurance Group of America, Inc.	693,801	28,792,742
W.R. Berkley Corp.	1,115,000	25,901,450
		130,185,949
Real Estate Investment Trusts - 4.7%
Alexandria Real Estate Equities, Inc. (d)	1,100,000	41,921,000
Highwoods Properties, Inc. (SBI)	690,330	17,679,351
National Retail Properties, Inc.	840,000	16,556,400
		76,156,751
Real Estate Management & Development - 1.9%
Jones Lang LaSalle, Inc.	816,000	30,975,360
Thrifts & Mortgage Finance - 4.5%
Astoria Financial Corp.	4,618,152	44,842,256
Washington Federal, Inc.	1,941,840	27,049,831
		71,892,087
TOTAL FINANCIALS		520,755,115
HEALTH CARE - 6.0%
Health Care Equipment & Supplies - 1.5%
Abaxis, Inc. (a)	886,727	23,737,682
Health Care Providers & Services - 3.7%
MEDNAX, Inc. (a)	606,500	28,111,275
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Health Care Providers & Services - continued
Providence Service Corp. (a)	520,235	$ 5,488,479
VCA Antech, Inc. (a)	1,015,000	25,963,700
		59,563,454
Pharmaceuticals - 0.8%
Perrigo Co.	476,200	12,924,068
TOTAL HEALTH CARE		96,225,204
INDUSTRIALS - 15.5%
Building Products - 1.2%
Simpson Manufacturing Co. Ltd. (d)	665,000	18,886,000
Commercial Services & Supplies - 6.3%
ACCO Brands Corp. (a)	1,250,923	5,466,534
HNI Corp. (d)	2,175,771	48,476,178
United Stationers, Inc. (a)	1,024,000	47,534,080
		101,476,792
Construction & Engineering - 1.6%
URS Corp. (a)	522,376	26,432,226
Machinery - 2.4%
Blount International, Inc. (a)	1,849,417	17,199,578
Graco, Inc.	890,000	22,018,600
		39,218,178
Trading Companies & Distributors - 4.0%
H&E Equipment Services, Inc. (a)	1,675,108	17,823,149
WESCO International, Inc. (a)	1,850,000	45,676,500
		63,499,649
TOTAL INDUSTRIALS		249,512,845
INFORMATION TECHNOLOGY - 11.6%
Communications Equipment - 1.8%
Polycom, Inc. (a)	490,000	11,637,500
ViaSat, Inc. (a)	669,472	18,075,744
		29,713,244
Electronic Equipment & Components - 3.7%
Ingram Micro, Inc. Class A (a)	1,553,100	26,123,142
Macnica, Inc.	677,400	11,391,432
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Components - continued
Ryoyo Electro Corp.	1,272,700	$ 10,896,174
SYNNEX Corp. (a)	379,898	10,796,701
		59,207,449
Internet Software & Services - 3.6%
DealerTrack Holdings, Inc. (a)	1,799,434	35,682,776
j2 Global Communications, Inc. (a)	553,149	13,270,045
LoopNet, Inc. (a)	1,064,182	8,513,456
		57,466,277
Semiconductors & Semiconductor Equipment - 1.8%
FormFactor, Inc. (a)	734,157	16,922,319
Miraial Co. Ltd. (e)	570,200	11,951,237
		28,873,556
Software - 0.7%
MICROS Systems, Inc. (a)	440,000	12,051,600
TOTAL INFORMATION TECHNOLOGY		187,312,126
MATERIALS - 4.8%
Chemicals - 1.8%
Spartech Corp. (e)	1,583,102	19,788,775
Valspar Corp.	380,000	9,621,600
		29,410,375
Metals & Mining - 3.0%
Carpenter Technology Corp. (e)	2,599,380	48,582,409
TOTAL MATERIALS		77,992,784
TELECOMMUNICATION SERVICES - 0.9%
Diversified Telecommunication Services - 0.9%
Cogent Communications Group, Inc. (a)(d)	1,640,000	13,595,600
UTILITIES - 4.8%
Electric Utilities - 1.6%
Westar Energy, Inc.	1,340,000	26,357,800
Gas Utilities - 1.3%
Southwest Gas Corp.	850,989	20,610,954
Common Stocks - continued
	Shares	Value
UTILITIES - continued
Independent Power Producers & Energy Traders - 1.9%
RRI Energy, Inc. (a)	5,750,000	$ 30,762,500
TOTAL UTILITIES		77,731,254
TOTAL COMMON STOCKS (Cost $1,513,913,473)		1,566,677,720
Nonconvertible Preferred Stocks - 1.6%

CONSUMER DISCRETIONARY - 0.5%
Household Durables - 0.5%
M/I Homes, Inc. Series A, 9.75% (a)	730,800	8,404,200
FINANCIALS - 1.1%
Real Estate Investment Trusts - 1.1%
Developers Diversified Realty Corp.:
(depositary shares) Series H, 7.375%	818,790	10,685,210
Series I, 7.50%	542,010	7,295,455
		17,980,665
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $25,252,713)		26,384,865
Convertible Bonds - 0.4%
Principal Amount
INDUSTRIALS - 0.4%
Building Products - 0.4%
NCI Building Systems, Inc. 2.125% 11/15/24 (Cost $8,377,311)	$ 10,000,000	6,462,000
Money Market Funds - 10.1%
	Shares	Value
Fidelity Cash Central Fund, 0.37% (b)	23,239,824	$ 23,239,824
Fidelity Securities Lending Cash Central Fund, 0.22% (b)(c)	138,619,350	138,619,350
TOTAL MONEY MARKET FUNDS (Cost $161,859,174)		161,859,174
TOTAL INVESTMENT PORTFOLIO - 109.3% (Cost $1,709,402,671)		1,761,383,759
NET OTHER ASSETS - (9.3)%		(150,092,235)
NET ASSETS - 100%		$ 1,611,291,524
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 210,541
Fidelity Securities Lending Cash Central Fund	1,515,844
Total	$ 1,726,385
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Carpenter Technology Corp.	$ -	$ 55,073,944	$ 1,652,306	$ 868,388	$ 48,582,409
Cogent Communications Group, Inc.	-	18,402,564	7,067,267	-	-
Miraial Co. Ltd.	-	7,307,474	-	173,717	11,951,237
Spartech Corp.	11,202,911	4,588,500	-	158,310	19,788,775
The Pantry, Inc.	18,783,837	-	21,698,273	-	-
Zoran Corp.	13,344,836	9,473,071	17,237,167	-	-
Total	$ 43,331,584	$ 94,845,553	$ 47,655,013	$ 1,200,415	$ 80,322,421
Other Information

The following is a summary of the inputs used, as of July 31, 2009, involving the Fund's assets and liabilities carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 203,643,938	$ 203,643,938	$ -	$ -
Consumer Staples	58,211,988	58,211,988	-	-
Energy	90,101,066	90,101,066	-	-
Financials	538,735,780	538,735,780	-	-
Health Care	96,225,204	96,225,204	-	-
Industrials	249,512,845	249,512,845	-	-
Information Technology	187,312,126	187,312,126	-	-
Materials	77,992,784	77,992,784	-	-
Telecommunication Services	13,595,600	13,595,600	-	-
Utilities	77,731,254	77,731,254	-	-
Corporate Bonds	6,462,000	-	6,462,000	-
Money Market Funds	161,859,174	161,859,174	-	-
Total Investments in Securities:	$ 1,761,383,759	$ 1,754,921,759	$ 6,462,000	$ -
Income Tax Information
At July 31, 2009, the fund had a capital loss carryforward of approximately $19,890,497 all of which will expire on July 31, 2017.
The fund intends to elect to defer to its fiscal year ending July 31, 2010 approximately $151,920,436 of losses recognized during the period November 1, 2008 to July 31, 2009.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	July 31, 2009

Assets
Investment in securities, at value (including securities loaned of $134,928,323) - See accompanying schedule: Unaffiliated issuers (cost $1,471,551,582)	$ 1,519,202,164
Fidelity Central Funds (cost $161,859,174)	161,859,174
Other affiliated issuers (cost $75,991,915)	80,322,421
Total Investments (cost $1,709,402,671)		$ 1,761,383,759
Receivable for fund shares sold		4,901,485
Dividends receivable		1,036,338
Interest receivable		44,271
Distributions receivable from Fidelity Central Funds		55,997
Prepaid expenses		4,666
Receivable from investment adviser for expense reductions		12,833
Other receivables		1,197
Total assets		1,767,440,546

Liabilities
Payable for investments purchased	$ 14,528,703
Payable for fund shares redeemed	1,418,180
Accrued management fee	1,072,617
Distribution fees payable	43,492
Other affiliated payables	419,409
Other payables and accrued expenses	47,271
Collateral on securities loaned, at value	138,619,350
Total liabilities		156,149,022

Net Assets		$ 1,611,291,524
Net Assets consist of:
Paid in capital		$ 1,734,233,092
Undistributed net investment income		5,059,582
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(179,983,362)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		51,982,212
Net Assets		$ 1,611,291,524

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

July 31, 2009

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($55,029,004 ÷ 4,942,891 shares)	$ 11.13

Maximum offering price per share (100/94.25 of $11.13)	$ 11.81
Class T: Net Asset Value and redemption price per share ($28,533,818 ÷ 2,581,724 shares)	$ 11.05

Maximum offering price per share (100/96.50 of $11.05)	$ 11.45
Class B: Net Asset Value and offering price per share ($7,153,044 ÷ 657,299 shares)A	$ 10.88

Class C: Net Asset Value and offering price per share ($21,344,610 ÷ 1,960,745 shares)A	$ 10.89

Small Cap Value: Net Asset Value, offering price and redemption price per share ($1,488,736,167 ÷ 132,726,510 shares)	$ 11.22

Class F: Net Asset Value, offering price and redemption price per share ($159,152 ÷ 14,187 shares)	$ 11.22

Institutional Class: Net Asset Value, offering price and redemption price per share ($10,335,729 ÷ 919,903 shares)	$ 11.24

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended July 31, 2009

Investment Income
Dividends (including $1,200,415 earned from other affiliated issuers)		$ 22,003,562
Interest		1,735,854
Income from Fidelity Central Funds (including $1,515,844 from security lending)		1,726,385
Total income		25,465,801

Expenses
Management fee Basic fee	$ 8,223,398
Performance adjustment	1,362,085
Transfer agent fees	3,605,249
Distribution fees	481,828
Accounting and security lending fees	422,662
Custodian fees and expenses	29,161
Independent trustees' compensation	7,542
Registration fees	113,233
Audit	58,411
Legal	5,099
Interest	569
Miscellaneous	34,510
Total expenses before reductions	14,343,747
Expense reductions	(63,745)	14,280,002
Net investment income (loss)		11,185,799
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(165,788,803)
Other affiliated issuers	(10,168,328)
Foreign currency transactions	(28,532)
Total net realized gain (loss)		(175,985,663)
Change in net unrealized appreciation (depreciation) on: Investment securities	144,790,873
Assets and liabilities in foreign currencies	1,110
Total change in net unrealized appreciation (depreciation)		144,791,983
Net gain (loss)		(31,193,680)
Net increase (decrease) in net assets resulting from operations		$ (20,007,881)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended July 31, 2009	Year ended July 31, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 11,185,799	$ 2,118,900
Net realized gain (loss)	(175,985,663)	26,624,935
Change in net unrealized appreciation (depreciation)	144,791,983	(226,824,054)
Net increase (decrease) in net assets resulting from operations	(20,007,881)	(198,080,219)
Distributions to shareholders from net investment income	(8,301,273)	-
Distributions to shareholders from net realized gain	(12,095,172)	(53,456,977)
Total distributions	(20,396,445)	(53,456,977)
Share transactions - net increase (decrease)	392,456,300	105,675,336
Redemption fees	448,503	144,871
Total increase (decrease) in net assets	352,500,477	(145,716,989)

Net Assets
Beginning of period	1,258,791,047	1,404,508,036
End of period (including undistributed net investment income of $5,059,582 and undistributed net investment income of $1,269,467, respectively)	$ 1,611,291,524	$ 1,258,791,047

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended July 31,

2009

2008

2007

2006

2005 H

Selected Per-Share Data
Net asset value, beginning of period	$ 11.82	$ 14.34	$ 13.17	$ 12.80	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.08	(.01)	(.06)	(.03)	(.04)
Net realized and unrealized gain (loss)	(.60)	(1.98)	1.90	.74	2.84
Total from investment operations	(.52)	(1.99)	1.84	.71	2.80
Distributions from net investment income	(.06)	-	-	-	(.01)
Distributions from net realized gain	(.11)	(.53)	(.67)	(.35)	-
Total distributions	(.17)	(.53)	(.67)	(.35)	(.01)
Redemption fees added to paid in capital E	- J	- J	- J	.01	.01
Net asset value, end of period	$ 11.13	$ 11.82	$ 14.34	$ 13.17	$ 12.80
Total Return B, C, D	(4.37)%	(14.35)%	14.59%	5.72%	28.06%
Ratios to Average Net Assets F, I
Expenses before reductions	1.45%	1.43%	1.45%	1.51%	1.46% A
Expenses net of fee waivers, if any	1.40%	1.40%	1.40%	1.40%	1.44% A
Expenses net of all reductions	1.40%	1.40%	1.40%	1.36%	1.38% A
Net investment income (loss)	.81%	(.05)%	(.44)%	(.24)%	(.46)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 55,029	$ 52,446	$ 61,357	$ 39,931	$ 9,390
Portfolio turnover rate G	51%	149%	67%	93%	60% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period November 3, 2004 (commencement of operations) to July 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended July 31,

2009

2008

2007

2006

2005 H

Selected Per-Share Data
Net asset value, beginning of period	$ 11.74	$ 14.28	$ 13.13	$ 12.78	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.05	(.04)	(.10)	(.07)	(.06)
Net realized and unrealized gain (loss)	(.59)	(1.97)	1.90	.74	2.83
Total from investment operations	(.54)	(2.01)	1.80	.67	2.77
Distributions from net investment income	(.04)	-	-	-	-
Distributions from net realized gain	(.11)	(.53)	(.65)	(.33)	-
Total distributions	(.15)	(.53)	(.65)	(.33)	-
Redemption fees added to paid in capital E	- J	- J	- J	.01	.01
Net asset value, end of period	$ 11.05	$ 11.74	$ 14.28	$ 13.13	$ 12.78
Total Return B, C, D	(4.57)%	(14.58)%	14.34%	5.47%	27.80%
Ratios to Average Net Assets F, I
Expenses before reductions	1.70%	1.68%	1.66%	1.67%	1.72% A
Expenses net of fee waivers, if any	1.65%	1.65%	1.65%	1.65%	1.68% A
Expenses net of all reductions	1.65%	1.65%	1.65%	1.61%	1.62% A
Net investment income (loss)	.56%	(.30)%	(.69)%	(.49)%	(.70)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 28,534	$ 32,091	$ 51,518	$ 45,460	$ 12,725
Portfolio turnover rate G	51%	149%	67%	93%	60% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period November 3, 2004 (commencement of operations) to July 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,

2009

2008

2007

2006

2005 H

Selected Per-Share Data
Net asset value, beginning of period	$ 11.60	$ 14.19	$ 13.07	$ 12.73	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.01	(.10)	(.17)	(.13)	(.10)
Net realized and unrealized gain (loss)	(.59)	(1.96)	1.90	.74	2.82
Total from investment operations	(.58)	(2.06)	1.73	.61	2.72
Distributions from net investment income	(.03)	-	-	-	-
Distributions from net realized gain	(.11)	(.53)	(.61)	(.28)	-
Total distributions	(.14)	(.53)	(.61)	(.28)	-
Redemption fees added to paid in capital E	- J	- J	- J	.01	.01
Net asset value, end of period	$ 10.88	$ 11.60	$ 14.19	$ 13.07	$ 12.73
Total Return B, C, D	(5.05)%	(15.04)%	13.78%	4.97%	27.30%
Ratios to Average Net Assets F, I
Expenses before reductions	2.20%	2.18%	2.20%	2.26%	2.24% A
Expenses net of fee waivers, if any	2.15%	2.15%	2.15%	2.15%	2.19% A
Expenses net of all reductions	2.15%	2.15%	2.15%	2.11%	2.13% A
Net investment income (loss)	.06%	(.80)%	(1.19)%	(.99)%	(1.21)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,153	$ 7,886	$ 12,075	$ 10,214	$ 3,931
Portfolio turnover rate G	51%	149%	67%	93%	60% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period November 3, 2004 (commencement of operations) to July 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended July 31,

2009

2008

2007

2006

2005 H

Selected Per-Share Data
Net asset value, beginning of period	$ 11.60	$ 14.19	$ 13.07	$ 12.74	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.01	(.10)	(.17)	(.13)	(.10)
Net realized and unrealized gain (loss)	(.58)	(1.96)	1.90	.74	2.83
Total from investment operations	(.57)	(2.06)	1.73	.61	2.73
Distributions from net investment income	(.03)	-	-	-	-
Distributions from net realized gain	(.11)	(.53)	(.61)	(.29)	-
Total distributions	(.14)	(.53)	(.61)	(.29)	-
Redemption fees added to paid in capital E	- J	- J	- J	.01	.01
Net asset value, end of period	$ 10.89	$ 11.60	$ 14.19	$ 13.07	$ 12.74
Total Return B, C, D	(4.98)%	(15.04)%	13.77%	4.92%	27.40%
Ratios to Average Net Assets F, I
Expenses before reductions	2.20%	2.18%	2.20%	2.22%	2.17% A
Expenses net of fee waivers, if any	2.15%	2.15%	2.15%	2.15%	2.17% A
Expenses net of all reductions	2.15%	2.15%	2.15%	2.11%	2.11% A
Net investment income (loss)	.06%	(.80)%	(1.19)%	(.99)%	(1.19)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 21,345	$ 20,924	$ 34,155	$ 26,791	$ 11,732
Portfolio turnover rate G	51%	149%	67%	93%	60% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period November 3, 2004 (commencement of operations) to July 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Small Cap Value

Years ended July 31,

2009

2008

2007

2006

2005 G

Selected Per-Share Data
Net asset value, beginning of period	$ 11.91	$ 14.43	$ 13.22	$ 12.83	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.10	.03	(.02)	.01	(.01)
Net realized and unrealized gain (loss)	(.60)	(1.99)	1.91	.74	2.84
Total from investment operations	(.50)	(1.96)	1.89	.75	2.83
Distributions from net investment income	(.08)	-	-	(.01)	(.01)
Distributions from net realized gain	(.11)	(.56)	(.68)	(.36)	-
Total distributions	(.19)	(.56)	(.68)	(.37)	(.01)
Redemption fees added to paid in capital D	- I	- I	- I	.01	.01
Net asset value, end of period	$ 11.22	$ 11.91	$ 14.43	$ 13.22	$ 12.83
Total Return B, C	(4.15)%	(14.10)%	14.96%	6.07%	28.36%
Ratios to Average Net Assets E, H
Expenses before reductions	1.20%	1.14%	1.11%	1.09%	1.05% A
Expenses net of fee waivers, if any	1.20%	1.14%	1.11%	1.09%	1.05% A
Expenses net of all reductions	1.20%	1.13%	1.11%	1.06%	.99% A
Net investment income (loss)	1.01%	.22%	(.15)%	.06%	(.08)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,488,736	$ 1,136,860	$ 1,233,808	$ 957,720	$ 582,689
Portfolio turnover rate F	51%	149%	67%	93%	60% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period November 3, 2004 (commencement of operations) to July 31, 2005.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class F
Period ended July 31,

2009 H

Selected Per-Share Data
Net asset value, beginning of period	$ 10.27
Income from Investment Operations
Net investment income (loss) D	.01
Net realized and unrealized gain (loss)	.94 G
Total from investment operations	.95
Redemption fees added to paid in capital D, J	-
Net asset value, end of period	$ 11.22
Total Return B, C	9.25%
Ratios to Average Net Assets E, I
Expenses before reductions	.86% A
Expenses net of fee waivers, if any	.86% A
Expenses net of all reductions	.86% A
Net investment income (loss)	.64% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 159
Portfolio turnover rate F	51%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

H For the period June 26, 2009 (commencement of sale of shares) to July 31, 2009.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended July 31,

2009

2008

2007

2006

2005 G

Selected Per-Share Data
Net asset value, beginning of period	$ 11.91	$ 14.43	$ 13.22	$ 12.83	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.10	.03	(.02)	.01	(.01)
Net realized and unrealized gain (loss)	(.59)	(1.99)	1.91	.74	2.84
Total from investment operations	(.49)	(1.96)	1.89	.75	2.83
Distributions from net investment income	(.07)	-	-	(.01)	(.01)
Distributions from net realized gain	(.11)	(.56)	(.68)	(.36)	-
Total distributions	(.18)	(.56)	(.68)	(.37)	(.01)
Redemption fees added to paid in capital D	- I	- I	- I	.01	.01
Net asset value, end of period	$ 11.24	$ 11.91	$ 14.43	$ 13.22	$ 12.83
Total Return B, C	(4.04)%	(14.10)%	14.99%	6.08%	28.36%
Ratios to Average Net Assets E, H
Expenses before reductions	1.20%	1.13%	1.10%	1.08%	1.07% A
Expenses net of fee waivers, if any	1.15%	1.13%	1.10%	1.08%	1.07% A
Expenses net of all reductions	1.15%	1.13%	1.10%	1.05%	1.01% A
Net investment income (loss)	1.06%	.22%	(.13)%	.08%	(.10)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 10,336	$ 8,584	$ 11,594	$ 9,422	$ 3,761
Portfolio turnover rate F	51%	149%	67%	93%	60% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period November 3, 2004 (commencement of operations) to July 31, 2005.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2009

1. Organization.

Fidelity Small Cap Value Fund (the Fund) is a fund of Fidelity Securities Fund (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. In January 2009, the Board of Trustees of the Fund approved the creation of an additional class of shares. The Fund commenced sale of Class F shares on June 26, 2009. The Fund offers Class A, Class T, Class B, Class C, Small Cap Value, Class F and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class F shares of the Fund are only available for purchase by mutual funds for which Fidelity Management & Research Company (FMR) or an affiliate serves as investment manager. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by FMR and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after period end through the date that the financial statements were issued, September 29, 2009, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are classified into three levels. Level 1 includes readily available unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes observable inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. Level 3 includes unobservable inputs when market prices are not readily available or reliable. Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy. The aggregate value by input level, as of July 31, 2009, for the Fund's investments is included at the end of the Fund's Schedule of Investments. Valuation techniques of the Fund's major categories of assets and liabilities as presented in the Schedule of Investments are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, are valued based on quotations received from dealers who make markets in such securities or by independent pricing services. For corporate bonds pricing services generally utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There are no unrecognized tax benefits in the accompanying financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, market discount, partnerships, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 235,404,348
Unrealized depreciation	(191,567,256)
Net unrealized appreciation (depreciation)	$ 43,837,092

Undistributed ordinary income	$ 5,032,270
Capital loss carryforward	$ (19,890,497)

Cost for federal income tax purposes	$ 1,717,546,667

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	July 31, 2009	July 31, 2008
Ordinary Income	$ 8,301,273	$ 2,392,014
Long-term Capital Gains	12,095,172	51,064,963
Total	$ 20,396,445	$ 53,456,977

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $993,300,243 and $596,002,870, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the retail class of the Fund, Small Cap Value, as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .83% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period,

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Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan - continued

the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 109,917	$ 6,056
Class T	.25%	.25%	132,500	-
Class B	.75%	.25%	66,019	49,540
Class C	.75%	.25%	173,392	27,772
			$ 481,828	$ 83,368

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 22,229
Class T	4,321
Class B*	17,973
Class C*	4,098
$ 48,621

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of each class, except for Class F. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

For the period, the total transfer agent fees paid by each applicable class were as follows:

	Amount	% of Average Net Assets
Class A	$ 139,952.32
Class T	85,333.32
Class B	21,154.32
Class C	55,219.32
Small Cap Value	3,279,066.31
Institutional Class	24,525.31
	$ 3,605,249

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $46,623 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 4,746,800.43%		$ 569

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to

Annual Report

Notes to Financial Statements - continued

6. Committed Line of Credit - continued

$5,133 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.

8. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class A	1.40%	$ 23,686
Class T	1.65%	13,282
Class B	2.15%	3,522
Class C	2.15%	9,092
Institutional Class	1.15%	4,292
		$ 53,874

Annual Report

8. Expense Reductions - continued

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $826 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $1,352. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Small Cap Value	$ 7,586
Institutional Class	107
$ 7,693

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2009	2008
From net investment income
Class A	$ 252,162	$ -
Class T	111,704	-
Class B	20,177	-
Class C	45,207	-
Small Cap Value	7,822,387	-
Institutional Class	49,636	-
Total	$ 8,301,273	$ -
From net realized gain
Class A	$ 496,925	$ 2,334,219
Class T	350,121	1,800,459
Class B	77,046	442,697
Class C	207,577	1,258,270
Small Cap Value	10,883,170	47,176,109
Institutional Class	80,333	445,223
Total	$ 12,095,172	$ 53,456,977

Annual Report

Notes to Financial Statements - continued

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2009	2008	2009	2008
Class A
Shares sold	2,028,986	1,801,333	$ 19,478,233	$ 23,728,165
Reinvestment of distributions	64,970	158,451	694,477	2,181,126
Shares redeemed	(1,588,437)	(1,800,932)	(14,658,645)	(23,386,603)
Net increase (decrease)	505,519	158,852	$ 5,514,065	$ 2,522,688
Class T
Shares sold	1,489,054	618,951	$ 15,806,614	$ 8,024,654
Reinvestment of distributions	40,641	127,052	449,360	1,740,319
Shares redeemed	(1,680,727)	(1,620,468)	(14,685,646)	(21,259,209)
Net increase (decrease)	(151,032)	(874,465)	$ 1,570,328	$ (11,494,236)
Class B
Shares sold	305,827	128,063	$ 3,051,319	$ 1,643,352
Reinvestment of distributions	7,759	29,083	85,943	395,378
Shares redeemed	(335,978)	(328,632)	(2,971,686)	(4,160,797)
Net increase (decrease)	(22,392)	(171,486)	$ 165,576	$ (2,122,067)
Class C
Shares sold	832,906	565,275	$ 7,981,000	$ 7,245,287
Reinvestment of distributions	19,410	82,093	217,621	1,115,865
Shares redeemed	(694,752)	(1,251,391)	(6,287,773)	(15,942,770)
Net increase (decrease)	157,564	(604,023)	$ 1,910,848	$ (7,581,618)
Small Cap Value
Shares sold	61,277,579	33,217,718	$ 600,357,815	$ 432,952,106
Reinvestment of distributions	1,741,583	3,344,768	18,397,974	46,241,130
Shares redeemed	(25,782,005)	(26,584,070)	(237,589,067)	(353,880,106)
Net increase (decrease)	37,237,157	9,978,416	$ 381,166,722	$ 125,313,130
Class F A
Shares sold	14,205	-	$ 144,857	$ -
Shares redeemed	(18)	-	(181)	-
Net increase (decrease)	14,187	-	$ 144,676	$ -
Institutional Class
Shares sold	479,087	353,080	$ 4,626,811	$ 4,711,093
Reinvestment of distributions	8,812	21,635	93,632	299,115
Shares redeemed	(288,597)	(457,781)	(2,736,358)	(5,972,769)
Net increase (decrease)	199,302	(83,066)	$ 1,984,085	$ (962,561)

A Share transactions for Class F are for the period June 26, 2009 (commencement of sale of shares) to July 31, 2009.

Annual Report

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the Fidelity Freedom Funds were the owners of record, in the aggregate, of approximately 38% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and the Shareholders of Fidelity Small Cap Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Small Cap Value Fund (a fund of Fidelity Securities Fund) at July 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Small Cap Value Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 29, 2009

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for Mr. Edward C. Johnson 3d and Mr. James C. Curvey, each of the Trustees oversees 220 funds advised by FMR or an affiliate. Mr. Johnson oversees 262 funds advised by FMR or an affiliate. Mr. Curvey oversees 392 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (79)

Year of Election or Appointment: 1984

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (74)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-
present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (61)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (55)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (65)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (64)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (65)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (70)

Year of Election or Appointment: 2002

Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (60)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (58)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-
present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-
present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (65)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (39)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2009-
present) and is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Brian B. Hogan (44)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-
present). Previously, Mr. Hogan served as a portfolio manager.

Thomas C. Hense (45)

Year of Election or Appointment: 2008

Vice President of Fidelity's High Income and Small Cap Funds. Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Scott C. Goebel (41)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-
present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (40)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Vice President and Associate General Counsel of FMR LLC (2005-present), and is an employee of Fidelity Investments.

Holly C. Laurent (55)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (50)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (62)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (47)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian also serves as Chief Financial Officer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments. Previously, Mr. Christian served as Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009) and as Vice President of Business Analysis (2003-2004).

Bryan A. Mehrmann (48)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (41)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

John R. Hebble (51)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Paul M. Murphy (62)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments. Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (50)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions (Unaudited)

Small Cap Value designates 100%, and 71% of the dividends distributed in September and December, respectively, during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Small Cap Value designates 100%, and 97% of the dividends distributed in September and December, respectively, during the fiscal year of the dividend distributed in as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2010 of amounts for use in preparing 2009 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Small Cap Value Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2009 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. In response to last year's financial crisis, FMR took a number of actions intended to cut costs and improve efficiency without weakening the investment teams or resources. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure and broaden the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) contractually agreeing to reduce the management fee on Fidelity U.S. Bond Index Fund; and (iv) expanding Class A and Class T load waiver categories to increase rollover retention opportunities and create consistent policies across the classes.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. Because the fund had been in existence less than five calendar years, the following charts considered by the Board show, over the one- and three-year periods ended December 31, 2008, the cumulative total returns of Institutional Class (Class I) and Class C of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Institutional Class (Class I) and Class C show the performance of the highest and lowest performing classes, respectively (based on three-year performance). (The fund did not offer Class F as of December 31, 2008.) The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Small Cap Value Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Institutional Class (Class I) of the fund was in the second quartile for the one-year period and the first quartile for the three-year period. The Board also stated that the investment performance of the fund was lower than its benchmark for the one-year period, although the three-year cumulative total return of Institutional Class (Class I) compared favorably to its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board reviewed the year-to-date performance of Fidelity Small Cap Value (retail class) through May 31, 2009 and stated that it exceeded the fund's benchmark.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in 2008, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 12% means that 88% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Small Cap Value Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2008. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Institutional Class, and Fidelity Small Cap Value (retail class) ranked below its competitive median for 2008 and the total expenses of each of Class T, Class B, and Class C ranked above its competitive median for 2008. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board created an Ad Hoc Committee (the "Committee") to analyze economies of scale. The Committee was formed to consider whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Committee, that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's compensation structure for portfolio managers and key personnel, including performance benchmarks used by Fidelity in evaluating incentive compensation for portfolio managers and research analysts; (iv) the structure and process of equity research and actions taken by FMR to improve the quality of research; (v) the selection of and compensation paid by FMR to fund sub-advisers; (vi) Fidelity's fee structures and rationale for recommending different fees among categories of funds; (vii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; (viii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; and (ix) explanations for the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)
Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

For mutual fund and brokerage trading.

For quotes.*

For account balances and holdings.

To review orders and mutual
fund activity.

To change your PIN.

To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)
Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

15445 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
Campbell, CA

19200 Von Karman Avenue
Irvine, CA

601 Larkspur Landing Circle
Larkspur, CA

2000 Avenue of the Stars
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73-575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

123 South Lake Avenue
Pasadena, CA

16656 Bernardo Ctr. Drive
Rancho Bernardo, CA

1220 Roseville Parkway
Roseville, CA

1740 Arden Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

11943 El Camino Real
San Diego, CA

8 Montgomery Street
San Francisco, CA

3793 State Street
Santa Barbara, CA

1200 Wilshire Boulevard
Santa Monica, CA

398 West El Camino Real
Sunnyvale, CA

111 South Westlake Blvd
Thousand Oaks, CA

21701 Hawthorne Boulevard
Torrance, CA

2001 North Main Street
Walnut Creek, CA

6326 Canoga Avenue
Woodland Hills, CA

Colorado

281 East Flatiron Circle
Broomfield, CO

1625 Broadway
Denver, CO

9185 Westview Road
Lone Tree, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

400 Delaware Avenue
Wilmington, DE

Florida

175 East Altamonte Drive
Altamonte Springs, FL

4400 N. Federal Highway
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

4671 Town Center Parkway
Jacksonville, FL

8880 Tamiami Trail, North
Naples, FL

230 Royal Palm Way
Palm Beach, FL

3501 PGA Boulevard
Palm Beach Gardens, FL

3550 Tamiami Trail, South
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

2465 State Road 7
Wellington, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

401 North Michigan Avenue
Chicago, IL

One Skokie Valley Road
Highland Park, IL

1415 West 22nd Street
Oak Brook, IL

15105 S LaGrange Road
Orland Park, IL

1572 East Golf Road
Schaumburg, IL

Indiana

4729 East 82nd Street
Indianapolis, IN

8480 Keystone Crossing
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7315 Wisconsin Avenue
Bethesda, MD

610 York Road
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

238 Main Street
Cambridge, MA

200 Endicott Street
Danvers, MA

Annual Report

405 Cochituate Road
Framingham, MA

551 Boston Turnpike
Shrewsbury, MA

Michigan

500 E. Eisenhower Pkwy.
Ann Arbor, MI

280 Old N. Woodward Ave.
Birmingham, MI

30200 Northwestern Hwy.
Farmington Hills, MI

43420 Grand River Avenue
Novi, MI

Minnesota

7740 France Avenue South
Edina, MN

8342 3rd Street North
Oakdale, MN

Missouri

1524 South Lindbergh Blvd.
St. Louis, MO

Nevada

2225 Village Walk Drive
Henderson, NV

New Jersey

501 Route 73 South
Marlton, NJ

150 Essex Street
Millburn, NJ

35 Morris Street
Morristown, NJ

396 Route 17, North
Paramus, NJ

3518 Route 1 North
Princeton, NJ

530 Broad Street
Shrewsbury, NJ

New Mexico

2261 Q Street NE
Albuquerque, NM

New York

1130 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

980 Madison Avenue
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

200 Fifth Avenue
New York, NY

733 Third Avenue
New York, NY

11 Penn Plaza
New York, NY

2070 Broadway
New York, NY

1075 Northern Blvd.
Roslyn, NY

799 Central Park Avenue
Scarsdale, NY

North Carolina

4611 Sharon Road
Charlotte, NC

7011 Fayetteville Road
Durham, NC

Ohio

3805 Edwards Road
Cincinnati, OH

1324 Polaris Parkway
Columbus, OH

1800 Crocker Road
Westlake, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

7493 SW Bridgeport Road
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

10 Memorial Boulevard
Providence, RI

Tennessee

3018 Peoples Street
Johnson City, TN

7628 West Farmington Blvd.
Germantown, TN

2035 Mallory Lane
Franklin, TN

Texas

10000 Research Boulevard
Austin, TX

4001 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

6560 Fannin Street
Houston, TX

1701 Lake Robbins Drive
The Woodlands, TX

6500 N. MacArthur Blvd.
Irving, TX

6005 West Park Boulevard
Plano, TX

14100 San Pedro
San Antonio, TX

1576 East Southlake Blvd.
Southlake, TX

Utah

279 West South Temple
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

Washington

10500 NE 8th Street
Bellevue, WA

1518 6th Avenue
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

16020 West Bluemound Road
Brookfield, WI

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)
Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)
For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)
For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Research & Analysis Company

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

Fidelity Investments Japan Limited

FIL Investment Advisors

FIL Investment Advisors (U.K.) Ltd.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.
New York, NY

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) 1-800-544-5555

Automated line for quickest service

SCV-UANN-0909
1.803705.104

Fidelity®

Small Cap Value

Fund
Class F

Annual Report

July 31, 2009
(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

We've seen a welcome uptick in the global equity markets this spring and summer, as signs of stabilization in some economic indicators have brought many investors back into the marketplace. But there remain other key measures - notably high unemployment and slack consumer spending - that suggest the road back to economic health could still be a bumpy ride. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,
/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2009	Past 1 year	Life of Fund
Class F A	-4.15%	5.49%

A The initial offering of Class F shares took place on June 26, 2009. Returns prior to June 26, 2009 are those of Small Cap Value, the original class of the fund.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Small Cap Value Fund - Class F on November 3, 2004. The chart shows how the value of your investment would have changed, and also shows how the Russell 2000® Value Index performed over the same period. The initial offering of Class F took place on June 26, 2009. See above for additional information regarding the performance of Class F.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stocks - battered by the effects of a global credit crisis for most of the year - were aided by early signs of a healing economy during the final months of the year ending July 31, 2009. For roughly half of the 12-month period, equities were in free fall, as a succession of large financial institutions around the world either collapsed or were forced into mergers or government conservatorship, and harried investors relinquished riskier assets in a massive flight to quality. By March, however, as unprecedented government interventions around the world took root, signs of a potential recovery began to emerge: corporate profits, though still weak, began to stabilize and valuations started to return to normal trading ranges. Against this improving backdrop, major equity indexes posted significant gains in March and April, which carried through to the end of the period. For the year overall, the Standard & Poor's 500SM Index declined 19.96%, while the Dow Jones U.S. Total Stock Market IndexSM - the broadest overall gauge of domestic equities - was down 19.95%. Meanwhile, the blue-chip-laden Dow Jones Industrial AverageSM fell 16.62% and the technology-heavy Nasdaq Composite® Index posted a 14.05% loss.

Comments from Charles Myers, Portfolio Manager of Fidelity® Small Cap Value Fund: For the year, the fund's Class F shares significantly outperformed the Russell 2000® Value Index, which returned -20.67%. (For specific class-level results, please see the performance section of this report.) Of the ten sectors in the index, the fund generated positive contributions in nine, and the tenth - utilities - was only moderately negative. Most of the fund's outperformance came from strong stock selection, especially in consumer discretionary, materials, information technology, industrials and health care. Sector selection in consumer discretionary and financials contributed as well. The fund benefited from positions in auto dealer Penske Automotive Group, commercial furniture manufacturer HNI, timely ownership of private-equity firm Affiliated Managers Group and homebuilder Meritage Homes. Of these names, only HNI and Meritage Homes were represented in the index. KKR Financial Holdings, a private-equity firm and asset manager not in the index, was the biggest detractor, hurt by worries about excess debt on its balance sheet. Investors had similar concerns about commercial builder NCI Building Systems. At period end, I no longer owned the equity shares of KKR or NCI, though I did continue to own NCI bonds.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2009 to July 31, 2009) for Class A, Class T, Class B, Class C, Small Cap Value and Institutional Class and for the entire period (June 26, 2009 to July 31, 2009) for Class F. The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (February 1, 2009 to July 31, 2009).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value	Ending Account Value July 31, 2009	Expenses Paid During Period
Class A	1.40%
Actual		$ 1,000.00	$ 1,357.30	$ 8.18 B
HypotheticalA		$ 1,000.00	$ 1,017.85	$ 7.00 C
Class T	1.65%
Actual		$ 1,000.00	$ 1,355.80	$ 9.64 B
HypotheticalA		$ 1,000.00	$ 1,016.61	$ 8.25 C
Class B	2.15%
Actual		$ 1,000.00	$ 1,353.20	$ 12.54 B
HypotheticalA		$ 1,000.00	$ 1,014.13	$ 10.74 C
Class C	2.15%
Actual		$ 1,000.00	$ 1,354.50	$ 12.55 B
HypotheticalA		$ 1,000.00	$ 1,014.13	$ 10.74 C
Small Cap Value	1.28%
Actual		$ 1,000.00	$ 1,360.00	$ 7.49 B
HypotheticalA		$ 1,000.00	$ 1,018.45	$ 6.41 C
Class F	.86%
Actual		$ 1,000.00	$ 1,092.50	$ .89 B
HypotheticalA		$ 1,000.00	$ 1,020.53	$ 4.31 C
Institutional Class	1.15%
Actual		$ 1,000.00	$ 1,360.80	$ 6.73 B
HypotheticalA		$ 1,000.00	$ 1,019.09	$ 5.76 C

A 5% return per year before expenses

B Actual expenses are equal to each Class' annualized expense ratio; multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period) for Class A, Class T, Class B, Class C, Small Cap Value and Institutional Class and multiplied by 36/365 (to reflect the period June 26, 2009 to July 31, 2009) for Class F.

C Hypothetical expenses are equal to each Class' annualized expense ratio; multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Carpenter Technology Corp.	3.0	2.9
HNI Corp.	3.0	2.5
United Stationers, Inc.	3.0	2.7
WESCO International, Inc.	2.9	0.0
Astoria Financial Corp.	2.8	0.6
Alexandria Real Estate Equities, Inc.	2.6	0.0
Penske Automotive Group, Inc.	2.5	1.7
Affiliated Managers Group, Inc.	2.3	2.4
DealerTrack Holdings, Inc.	2.2	2.2
Encore Acquisition Co.	2.1	1.6
	26.4
Top Five Market Sectors as of July 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	33.4	37.5
Industrials	15.9	10.6
Consumer Discretionary	12.6	12.7
Information Technology	11.6	13.5
Health Care	6.0	6.9
Asset Allocation (% of fund's net assets)
As of July 31, 2009 *		As of January 31, 2009 **
	Stocks 98.8%		Stocks 94.4%
	Convertible Securities 0.4%		Convertible Securities 4.7%
	Short-Term Investments and Net Other Assets 0.8%		Short-Term Investments and Net Other Assets 0.9%
* Foreign investments	8.1%	** Foreign investments	12.1%

Annual Report

Investments July 31, 2009

Showing Percentage of Net Assets

Common Stocks - 97.2%
	Shares	Value
CONSUMER DISCRETIONARY - 12.1%
Diversified Consumer Services - 1.5%
Regis Corp. (d)	1,770,882	$ 24,190,248
Household Durables - 3.5%
Centex Corp.	658,940	7,189,035
Ethan Allen Interiors, Inc. (d)	279,513	3,558,200
M.D.C. Holdings, Inc.	215,000	7,576,600
Meritage Homes Corp. (a)	1,403,933	30,044,166
Ryland Group, Inc.	417,900	8,345,463
		56,713,464
Specialty Retail - 6.0%
Asbury Automotive Group, Inc.	1,286,215	17,994,148
Penske Automotive Group, Inc. (d)	1,907,760	39,452,477
The Men's Wearhouse, Inc.	1,059,641	22,898,842
Tsutsumi Jewelry Co. Ltd.	791,400	15,943,435
		96,288,902
Textiles, Apparel & Luxury Goods - 1.1%
Iconix Brand Group, Inc. (a)	1,030,087	18,047,124
TOTAL CONSUMER DISCRETIONARY		195,239,738
CONSUMER STAPLES - 3.6%
Food & Staples Retailing - 2.4%
Casey's General Stores, Inc.	940,000	25,784,200
Ingles Markets, Inc. Class A	815,487	13,626,788
		39,410,988
Personal Products - 1.2%
Chattem, Inc. (a)(d)	300,000	18,801,000
TOTAL CONSUMER STAPLES		58,211,988
ENERGY - 5.6%
Energy Equipment & Services - 2.0%
Superior Energy Services, Inc. (a)	1,916,700	31,798,053
Oil, Gas & Consumable Fuels - 3.6%
Encore Acquisition Co. (a)	968,609	34,482,480
Mariner Energy, Inc. (a)	1,986,700	23,820,533
		58,303,013
TOTAL ENERGY		90,101,066
Common Stocks - continued
	Shares	Value
FINANCIALS - 32.3%
Capital Markets - 8.0%
Affiliated Managers Group, Inc. (a)	570,000	$ 37,631,400
Cohen & Steers, Inc. (d)	1,080,000	19,731,600
optionsXpress Holdings, Inc.	1,255,000	22,677,850
Sparx Group Co. Ltd. (a)	22,235	3,802,582
TradeStation Group, Inc. (a)	2,062,291	15,446,560
Waddell & Reed Financial, Inc. Class A	1,040,000	29,504,800
		128,794,792
Commercial Banks - 5.1%
Associated Banc-Corp.	2,579,583	27,962,680
CapitalSource, Inc.	5,816,000	26,986,240
City National Corp. (d)	704,900	27,801,256
		82,750,176
Insurance - 8.1%
Aspen Insurance Holdings Ltd.	1,090,200	27,113,274
IPC Holdings Ltd.	878,740	25,430,736
Max Capital Group Ltd.	1,149,111	22,947,747
Reinsurance Group of America, Inc.	693,801	28,792,742
W.R. Berkley Corp.	1,115,000	25,901,450
		130,185,949
Real Estate Investment Trusts - 4.7%
Alexandria Real Estate Equities, Inc. (d)	1,100,000	41,921,000
Highwoods Properties, Inc. (SBI)	690,330	17,679,351
National Retail Properties, Inc.	840,000	16,556,400
		76,156,751
Real Estate Management & Development - 1.9%
Jones Lang LaSalle, Inc.	816,000	30,975,360
Thrifts & Mortgage Finance - 4.5%
Astoria Financial Corp.	4,618,152	44,842,256
Washington Federal, Inc.	1,941,840	27,049,831
		71,892,087
TOTAL FINANCIALS		520,755,115
HEALTH CARE - 6.0%
Health Care Equipment & Supplies - 1.5%
Abaxis, Inc. (a)	886,727	23,737,682
Health Care Providers & Services - 3.7%
MEDNAX, Inc. (a)	606,500	28,111,275
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Health Care Providers & Services - continued
Providence Service Corp. (a)	520,235	$ 5,488,479
VCA Antech, Inc. (a)	1,015,000	25,963,700
		59,563,454
Pharmaceuticals - 0.8%
Perrigo Co.	476,200	12,924,068
TOTAL HEALTH CARE		96,225,204
INDUSTRIALS - 15.5%
Building Products - 1.2%
Simpson Manufacturing Co. Ltd. (d)	665,000	18,886,000
Commercial Services & Supplies - 6.3%
ACCO Brands Corp. (a)	1,250,923	5,466,534
HNI Corp. (d)	2,175,771	48,476,178
United Stationers, Inc. (a)	1,024,000	47,534,080
		101,476,792
Construction & Engineering - 1.6%
URS Corp. (a)	522,376	26,432,226
Machinery - 2.4%
Blount International, Inc. (a)	1,849,417	17,199,578
Graco, Inc.	890,000	22,018,600
		39,218,178
Trading Companies & Distributors - 4.0%
H&E Equipment Services, Inc. (a)	1,675,108	17,823,149
WESCO International, Inc. (a)	1,850,000	45,676,500
		63,499,649
TOTAL INDUSTRIALS		249,512,845
INFORMATION TECHNOLOGY - 11.6%
Communications Equipment - 1.8%
Polycom, Inc. (a)	490,000	11,637,500
ViaSat, Inc. (a)	669,472	18,075,744
		29,713,244
Electronic Equipment & Components - 3.7%
Ingram Micro, Inc. Class A (a)	1,553,100	26,123,142
Macnica, Inc.	677,400	11,391,432
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Components - continued
Ryoyo Electro Corp.	1,272,700	$ 10,896,174
SYNNEX Corp. (a)	379,898	10,796,701
		59,207,449
Internet Software & Services - 3.6%
DealerTrack Holdings, Inc. (a)	1,799,434	35,682,776
j2 Global Communications, Inc. (a)	553,149	13,270,045
LoopNet, Inc. (a)	1,064,182	8,513,456
		57,466,277
Semiconductors & Semiconductor Equipment - 1.8%
FormFactor, Inc. (a)	734,157	16,922,319
Miraial Co. Ltd. (e)	570,200	11,951,237
		28,873,556
Software - 0.7%
MICROS Systems, Inc. (a)	440,000	12,051,600
TOTAL INFORMATION TECHNOLOGY		187,312,126
MATERIALS - 4.8%
Chemicals - 1.8%
Spartech Corp. (e)	1,583,102	19,788,775
Valspar Corp.	380,000	9,621,600
		29,410,375
Metals & Mining - 3.0%
Carpenter Technology Corp. (e)	2,599,380	48,582,409
TOTAL MATERIALS		77,992,784
TELECOMMUNICATION SERVICES - 0.9%
Diversified Telecommunication Services - 0.9%
Cogent Communications Group, Inc. (a)(d)	1,640,000	13,595,600
UTILITIES - 4.8%
Electric Utilities - 1.6%
Westar Energy, Inc.	1,340,000	26,357,800
Gas Utilities - 1.3%
Southwest Gas Corp.	850,989	20,610,954
Common Stocks - continued
	Shares	Value
UTILITIES - continued
Independent Power Producers & Energy Traders - 1.9%
RRI Energy, Inc. (a)	5,750,000	$ 30,762,500
TOTAL UTILITIES		77,731,254
TOTAL COMMON STOCKS (Cost $1,513,913,473)		1,566,677,720
Nonconvertible Preferred Stocks - 1.6%

CONSUMER DISCRETIONARY - 0.5%
Household Durables - 0.5%
M/I Homes, Inc. Series A, 9.75% (a)	730,800	8,404,200
FINANCIALS - 1.1%
Real Estate Investment Trusts - 1.1%
Developers Diversified Realty Corp.:
(depositary shares) Series H, 7.375%	818,790	10,685,210
Series I, 7.50%	542,010	7,295,455
		17,980,665
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $25,252,713)		26,384,865
Convertible Bonds - 0.4%
Principal Amount
INDUSTRIALS - 0.4%
Building Products - 0.4%
NCI Building Systems, Inc. 2.125% 11/15/24 (Cost $8,377,311)	$ 10,000,000	6,462,000
Money Market Funds - 10.1%
	Shares	Value
Fidelity Cash Central Fund, 0.37% (b)	23,239,824	$ 23,239,824
Fidelity Securities Lending Cash Central Fund, 0.22% (b)(c)	138,619,350	138,619,350
TOTAL MONEY MARKET FUNDS (Cost $161,859,174)		161,859,174
TOTAL INVESTMENT PORTFOLIO - 109.3% (Cost $1,709,402,671)		1,761,383,759
NET OTHER ASSETS - (9.3)%		(150,092,235)
NET ASSETS - 100%		$ 1,611,291,524
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 210,541
Fidelity Securities Lending Cash Central Fund	1,515,844
Total	$ 1,726,385
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Carpenter Technology Corp.	$ -	$ 55,073,944	$ 1,652,306	$ 868,388	$ 48,582,409
Cogent Communications Group, Inc.	-	18,402,564	7,067,267	-	-
Miraial Co. Ltd.	-	7,307,474	-	173,717	11,951,237
Spartech Corp.	11,202,911	4,588,500	-	158,310	19,788,775
The Pantry, Inc.	18,783,837	-	21,698,273	-	-
Zoran Corp.	13,344,836	9,473,071	17,237,167	-	-
Total	$ 43,331,584	$ 94,845,553	$ 47,655,013	$ 1,200,415	$ 80,322,421
Other Information

The following is a summary of the inputs used, as of July 31, 2009, involving the Fund's assets and liabilities carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 203,643,938	$ 203,643,938	$ -	$ -
Consumer Staples	58,211,988	58,211,988	-	-
Energy	90,101,066	90,101,066	-	-
Financials	538,735,780	538,735,780	-	-
Health Care	96,225,204	96,225,204	-	-
Industrials	249,512,845	249,512,845	-	-
Information Technology	187,312,126	187,312,126	-	-
Materials	77,992,784	77,992,784	-	-
Telecommunication Services	13,595,600	13,595,600	-	-
Utilities	77,731,254	77,731,254	-	-
Corporate Bonds	6,462,000	-	6,462,000	-
Money Market Funds	161,859,174	161,859,174	-	-
Total Investments in Securities:	$ 1,761,383,759	$ 1,754,921,759	$ 6,462,000	$ -
Income Tax Information
At July 31, 2009, the fund had a capital loss carryforward of approximately $19,890,497 all of which will expire on July 31, 2017.
The fund intends to elect to defer to its fiscal year ending July 31, 2010 approximately $151,920,436 of losses recognized during the period November 1, 2008 to July 31, 2009.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	July 31, 2009

Assets
Investment in securities, at value (including securities loaned of $134,928,323) - See accompanying schedule: Unaffiliated issuers (cost $1,471,551,582)	$ 1,519,202,164
Fidelity Central Funds (cost $161,859,174)	161,859,174
Other affiliated issuers (cost $75,991,915)	80,322,421
Total Investments (cost $1,709,402,671)		$ 1,761,383,759
Receivable for fund shares sold		4,901,485
Dividends receivable		1,036,338
Interest receivable		44,271
Distributions receivable from Fidelity Central Funds		55,997
Prepaid expenses		4,666
Receivable from investment adviser for expense reductions		12,833
Other receivables		1,197
Total assets		1,767,440,546

Liabilities
Payable for investments purchased	$ 14,528,703
Payable for fund shares redeemed	1,418,180
Accrued management fee	1,072,617
Distribution fees payable	43,492
Other affiliated payables	419,409
Other payables and accrued expenses	47,271
Collateral on securities loaned, at value	138,619,350
Total liabilities		156,149,022

Net Assets		$ 1,611,291,524
Net Assets consist of:
Paid in capital		$ 1,734,233,092
Undistributed net investment income		5,059,582
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(179,983,362)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		51,982,212
Net Assets		$ 1,611,291,524

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

July 31, 2009

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($55,029,004 ÷ 4,942,891 shares)	$ 11.13

Maximum offering price per share (100/94.25 of $11.13)	$ 11.81
Class T: Net Asset Value and redemption price per share ($28,533,818 ÷ 2,581,724 shares)	$ 11.05

Maximum offering price per share (100/96.50 of $11.05)	$ 11.45
Class B: Net Asset Value and offering price per share ($7,153,044 ÷ 657,299 shares)A	$ 10.88

Class C: Net Asset Value and offering price per share ($21,344,610 ÷ 1,960,745 shares)A	$ 10.89

Small Cap Value: Net Asset Value, offering price and redemption price per share ($1,488,736,167 ÷ 132,726,510 shares)	$ 11.22

Class F: Net Asset Value, offering price and redemption price per share ($159,152 ÷ 14,187 shares)	$ 11.22

Institutional Class: Net Asset Value, offering price and redemption price per share ($10,335,729 ÷ 919,903 shares)	$ 11.24

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended July 31, 2009

Investment Income
Dividends (including $1,200,415 earned from other affiliated issuers)		$ 22,003,562
Interest		1,735,854
Income from Fidelity Central Funds (including $1,515,844 from security lending)		1,726,385
Total income		25,465,801

Expenses
Management fee Basic fee	$ 8,223,398
Performance adjustment	1,362,085
Transfer agent fees	3,605,249
Distribution fees	481,828
Accounting and security lending fees	422,662
Custodian fees and expenses	29,161
Independent trustees' compensation	7,542
Registration fees	113,233
Audit	58,411
Legal	5,099
Interest	569
Miscellaneous	34,510
Total expenses before reductions	14,343,747
Expense reductions	(63,745)	14,280,002
Net investment income (loss)		11,185,799
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(165,788,803)
Other affiliated issuers	(10,168,328)
Foreign currency transactions	(28,532)
Total net realized gain (loss)		(175,985,663)
Change in net unrealized appreciation (depreciation) on: Investment securities	144,790,873
Assets and liabilities in foreign currencies	1,110
Total change in net unrealized appreciation (depreciation)		144,791,983
Net gain (loss)		(31,193,680)
Net increase (decrease) in net assets resulting from operations		$ (20,007,881)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended July 31, 2009	Year ended July 31, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 11,185,799	$ 2,118,900
Net realized gain (loss)	(175,985,663)	26,624,935
Change in net unrealized appreciation (depreciation)	144,791,983	(226,824,054)
Net increase (decrease) in net assets resulting from operations	(20,007,881)	(198,080,219)
Distributions to shareholders from net investment income	(8,301,273)	-
Distributions to shareholders from net realized gain	(12,095,172)	(53,456,977)
Total distributions	(20,396,445)	(53,456,977)
Share transactions - net increase (decrease)	392,456,300	105,675,336
Redemption fees	448,503	144,871
Total increase (decrease) in net assets	352,500,477	(145,716,989)

Net Assets
Beginning of period	1,258,791,047	1,404,508,036
End of period (including undistributed net investment income of $5,059,582 and undistributed net investment income of $1,269,467, respectively)	$ 1,611,291,524	$ 1,258,791,047

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended July 31,

2009

2008

2007

2006

2005 H

Selected Per-Share Data
Net asset value, beginning of period	$ 11.82	$ 14.34	$ 13.17	$ 12.80	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.08	(.01)	(.06)	(.03)	(.04)
Net realized and unrealized gain (loss)	(.60)	(1.98)	1.90	.74	2.84
Total from investment operations	(.52)	(1.99)	1.84	.71	2.80
Distributions from net investment income	(.06)	-	-	-	(.01)
Distributions from net realized gain	(.11)	(.53)	(.67)	(.35)	-
Total distributions	(.17)	(.53)	(.67)	(.35)	(.01)
Redemption fees added to paid in capital E	- J	- J	- J	.01	.01
Net asset value, end of period	$ 11.13	$ 11.82	$ 14.34	$ 13.17	$ 12.80
Total Return B, C, D	(4.37)%	(14.35)%	14.59%	5.72%	28.06%
Ratios to Average Net Assets F, I
Expenses before reductions	1.45%	1.43%	1.45%	1.51%	1.46% A
Expenses net of fee waivers, if any	1.40%	1.40%	1.40%	1.40%	1.44% A
Expenses net of all reductions	1.40%	1.40%	1.40%	1.36%	1.38% A
Net investment income (loss)	.81%	(.05)%	(.44)%	(.24)%	(.46)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 55,029	$ 52,446	$ 61,357	$ 39,931	$ 9,390
Portfolio turnover rate G	51%	149%	67%	93%	60% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period November 3, 2004 (commencement of operations) to July 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended July 31,

2009

2008

2007

2006

2005 H

Selected Per-Share Data
Net asset value, beginning of period	$ 11.74	$ 14.28	$ 13.13	$ 12.78	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.05	(.04)	(.10)	(.07)	(.06)
Net realized and unrealized gain (loss)	(.59)	(1.97)	1.90	.74	2.83
Total from investment operations	(.54)	(2.01)	1.80	.67	2.77
Distributions from net investment income	(.04)	-	-	-	-
Distributions from net realized gain	(.11)	(.53)	(.65)	(.33)	-
Total distributions	(.15)	(.53)	(.65)	(.33)	-
Redemption fees added to paid in capital E	- J	- J	- J	.01	.01
Net asset value, end of period	$ 11.05	$ 11.74	$ 14.28	$ 13.13	$ 12.78
Total Return B, C, D	(4.57)%	(14.58)%	14.34%	5.47%	27.80%
Ratios to Average Net Assets F, I
Expenses before reductions	1.70%	1.68%	1.66%	1.67%	1.72% A
Expenses net of fee waivers, if any	1.65%	1.65%	1.65%	1.65%	1.68% A
Expenses net of all reductions	1.65%	1.65%	1.65%	1.61%	1.62% A
Net investment income (loss)	.56%	(.30)%	(.69)%	(.49)%	(.70)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 28,534	$ 32,091	$ 51,518	$ 45,460	$ 12,725
Portfolio turnover rate G	51%	149%	67%	93%	60% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period November 3, 2004 (commencement of operations) to July 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,

2009

2008

2007

2006

2005 H

Selected Per-Share Data
Net asset value, beginning of period	$ 11.60	$ 14.19	$ 13.07	$ 12.73	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.01	(.10)	(.17)	(.13)	(.10)
Net realized and unrealized gain (loss)	(.59)	(1.96)	1.90	.74	2.82
Total from investment operations	(.58)	(2.06)	1.73	.61	2.72
Distributions from net investment income	(.03)	-	-	-	-
Distributions from net realized gain	(.11)	(.53)	(.61)	(.28)	-
Total distributions	(.14)	(.53)	(.61)	(.28)	-
Redemption fees added to paid in capital E	- J	- J	- J	.01	.01
Net asset value, end of period	$ 10.88	$ 11.60	$ 14.19	$ 13.07	$ 12.73
Total Return B, C, D	(5.05)%	(15.04)%	13.78%	4.97%	27.30%
Ratios to Average Net Assets F, I
Expenses before reductions	2.20%	2.18%	2.20%	2.26%	2.24% A
Expenses net of fee waivers, if any	2.15%	2.15%	2.15%	2.15%	2.19% A
Expenses net of all reductions	2.15%	2.15%	2.15%	2.11%	2.13% A
Net investment income (loss)	.06%	(.80)%	(1.19)%	(.99)%	(1.21)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,153	$ 7,886	$ 12,075	$ 10,214	$ 3,931
Portfolio turnover rate G	51%	149%	67%	93%	60% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period November 3, 2004 (commencement of operations) to July 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended July 31,

2009

2008

2007

2006

2005 H

Selected Per-Share Data
Net asset value, beginning of period	$ 11.60	$ 14.19	$ 13.07	$ 12.74	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.01	(.10)	(.17)	(.13)	(.10)
Net realized and unrealized gain (loss)	(.58)	(1.96)	1.90	.74	2.83
Total from investment operations	(.57)	(2.06)	1.73	.61	2.73
Distributions from net investment income	(.03)	-	-	-	-
Distributions from net realized gain	(.11)	(.53)	(.61)	(.29)	-
Total distributions	(.14)	(.53)	(.61)	(.29)	-
Redemption fees added to paid in capital E	- J	- J	- J	.01	.01
Net asset value, end of period	$ 10.89	$ 11.60	$ 14.19	$ 13.07	$ 12.74
Total Return B, C, D	(4.98)%	(15.04)%	13.77%	4.92%	27.40%
Ratios to Average Net Assets F, I
Expenses before reductions	2.20%	2.18%	2.20%	2.22%	2.17% A
Expenses net of fee waivers, if any	2.15%	2.15%	2.15%	2.15%	2.17% A
Expenses net of all reductions	2.15%	2.15%	2.15%	2.11%	2.11% A
Net investment income (loss)	.06%	(.80)%	(1.19)%	(.99)%	(1.19)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 21,345	$ 20,924	$ 34,155	$ 26,791	$ 11,732
Portfolio turnover rate G	51%	149%	67%	93%	60% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period November 3, 2004 (commencement of operations) to July 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Small Cap Value

Years ended July 31,

2009

2008

2007

2006

2005 G

Selected Per-Share Data
Net asset value, beginning of period	$ 11.91	$ 14.43	$ 13.22	$ 12.83	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.10	.03	(.02)	.01	(.01)
Net realized and unrealized gain (loss)	(.60)	(1.99)	1.91	.74	2.84
Total from investment operations	(.50)	(1.96)	1.89	.75	2.83
Distributions from net investment income	(.08)	-	-	(.01)	(.01)
Distributions from net realized gain	(.11)	(.56)	(.68)	(.36)	-
Total distributions	(.19)	(.56)	(.68)	(.37)	(.01)
Redemption fees added to paid in capital D	- I	- I	- I	.01	.01
Net asset value, end of period	$ 11.22	$ 11.91	$ 14.43	$ 13.22	$ 12.83
Total Return B, C	(4.15)%	(14.10)%	14.96%	6.07%	28.36%
Ratios to Average Net Assets E, H
Expenses before reductions	1.20%	1.14%	1.11%	1.09%	1.05% A
Expenses net of fee waivers, if any	1.20%	1.14%	1.11%	1.09%	1.05% A
Expenses net of all reductions	1.20%	1.13%	1.11%	1.06%	.99% A
Net investment income (loss)	1.01%	.22%	(.15)%	.06%	(.08)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,488,736	$ 1,136,860	$ 1,233,808	$ 957,720	$ 582,689
Portfolio turnover rate F	51%	149%	67%	93%	60% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period November 3, 2004 (commencement of operations) to July 31, 2005.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class F

Period ended July 31,

2009 H

Selected Per-Share Data
Net asset value, beginning of period	$ 10.27
Income from Investment Operations
Net investment income (loss) D	.01
Net realized and unrealized gain (loss)	.94 G
Total from investment operations	.95
Redemption fees added to paid in capital D, J	-
Net asset value, end of period	$ 11.22
Total Return B, C	9.25%
Ratios to Average Net Assets E, I
Expenses before reductions	.86% A
Expenses net of fee waivers, if any	.86% A
Expenses net of all reductions	.86% A
Net investment income (loss)	.64% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 159
Portfolio turnover rate F	51%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

H For the period June 26, 2009 (commencement of sale of shares) to July 31, 2009.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended July 31,

2009

2008

2007

2006

2005 G

Selected Per-Share Data
Net asset value, beginning of period	$ 11.91	$ 14.43	$ 13.22	$ 12.83	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.10	.03	(.02)	.01	(.01)
Net realized and unrealized gain (loss)	(.59)	(1.99)	1.91	.74	2.84
Total from investment operations	(.49)	(1.96)	1.89	.75	2.83
Distributions from net investment income	(.07)	-	-	(.01)	(.01)
Distributions from net realized gain	(.11)	(.56)	(.68)	(.36)	-
Total distributions	(.18)	(.56)	(.68)	(.37)	(.01)
Redemption fees added to paid in capital D	- I	- I	- I	.01	.01
Net asset value, end of period	$ 11.24	$ 11.91	$ 14.43	$ 13.22	$ 12.83
Total Return B, C	(4.04)%	(14.10)%	14.99%	6.08%	28.36%
Ratios to Average Net Assets E, H
Expenses before reductions	1.20%	1.13%	1.10%	1.08%	1.07% A
Expenses net of fee waivers, if any	1.15%	1.13%	1.10%	1.08%	1.07% A
Expenses net of all reductions	1.15%	1.13%	1.10%	1.05%	1.01% A
Net investment income (loss)	1.06%	.22%	(.13)%	.08%	(.10)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 10,336	$ 8,584	$ 11,594	$ 9,422	$ 3,761
Portfolio turnover rate F	51%	149%	67%	93%	60% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period November 3, 2004 (commencement of operations) to July 31, 2005.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2009

1. Organization.

Fidelity Small Cap Value Fund (the Fund) is a fund of Fidelity Securities Fund (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. In January 2009, the Board of Trustees of the Fund approved the creation of an additional class of shares. The Fund commenced sale of Class F shares on June 26, 2009. The Fund offers Class A, Class T, Class B, Class C, Small Cap Value, Class F and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class F shares of the Fund are only available for purchase by mutual funds for which Fidelity Management & Research Company (FMR) or an affiliate serves as investment manager. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by FMR and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after period end through the date that the financial statements were issued, September 29, 2009, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are classified into three levels. Level 1 includes readily available unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes observable inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. Level 3 includes unobservable inputs when market prices are not readily available or reliable. Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy. The aggregate value by input level, as of July 31, 2009, for the Fund's investments is included at the end of the Fund's Schedule of Investments. Valuation techniques of the Fund's major categories of assets and liabilities as presented in the Schedule of Investments are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, are valued based on quotations received from dealers who make markets in such securities or by independent pricing services. For corporate bonds pricing services generally utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There are no unrecognized tax benefits in the accompanying financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, market discount, partnerships, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 235,404,348
Unrealized depreciation	(191,567,256)
Net unrealized appreciation (depreciation)	$ 43,837,092

Undistributed ordinary income	$ 5,032,270
Capital loss carryforward	$ (19,890,497)

Cost for federal income tax purposes	$ 1,717,546,667

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	July 31, 2009	July 31, 2008
Ordinary Income	$ 8,301,273	$ 2,392,014
Long-term Capital Gains	12,095,172	51,064,963
Total	$ 20,396,445	$ 53,456,977

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $993,300,243 and $596,002,870, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the retail class of the Fund, Small Cap Value, as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .83% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period,

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan - continued

the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 109,917	$ 6,056
Class T	.25%	.25%	132,500	-
Class B	.75%	.25%	66,019	49,540
Class C	.75%	.25%	173,392	27,772
			$ 481,828	$ 83,368

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 22,229
Class T	4,321
Class B*	17,973
Class C*	4,098
$ 48,621

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of each class, except for Class F. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

For the period, the total transfer agent fees paid by each applicable class were as follows:

	Amount	% of Average Net Assets
Class A	$ 139,952.32
Class T	85,333.32
Class B	21,154.32
Class C	55,219.32
Small Cap Value	3,279,066.31
Institutional Class	24,525.31
	$ 3,605,249

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $46,623 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 4,746,800.43%		$ 569

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to

Annual Report

Notes to Financial Statements - continued

6. Committed Line of Credit - continued

$5,133 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.

8. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class A	1.40%	$ 23,686
Class T	1.65%	13,282
Class B	2.15%	3,522
Class C	2.15%	9,092
Institutional Class	1.15%	4,292
		$ 53,874

Annual Report

8. Expense Reductions - continued

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $826 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $1,352. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Small Cap Value	$ 7,586
Institutional Class	107
$ 7,693

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2009	2008
From net investment income
Class A	$ 252,162	$ -
Class T	111,704	-
Class B	20,177	-
Class C	45,207	-
Small Cap Value	7,822,387	-
Institutional Class	49,636	-
Total	$ 8,301,273	$ -
From net realized gain
Class A	$ 496,925	$ 2,334,219
Class T	350,121	1,800,459
Class B	77,046	442,697
Class C	207,577	1,258,270
Small Cap Value	10,883,170	47,176,109
Institutional Class	80,333	445,223
Total	$ 12,095,172	$ 53,456,977

Annual Report

Notes to Financial Statements - continued

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2009	2008	2009	2008
Class A
Shares sold	2,028,986	1,801,333	$ 19,478,233	$ 23,728,165
Reinvestment of distributions	64,970	158,451	694,477	2,181,126
Shares redeemed	(1,588,437)	(1,800,932)	(14,658,645)	(23,386,603)
Net increase (decrease)	505,519	158,852	$ 5,514,065	$ 2,522,688
Class T
Shares sold	1,489,054	618,951	$ 15,806,614	$ 8,024,654
Reinvestment of distributions	40,641	127,052	449,360	1,740,319
Shares redeemed	(1,680,727)	(1,620,468)	(14,685,646)	(21,259,209)
Net increase (decrease)	(151,032)	(874,465)	$ 1,570,328	$ (11,494,236)
Class B
Shares sold	305,827	128,063	$ 3,051,319	$ 1,643,352
Reinvestment of distributions	7,759	29,083	85,943	395,378
Shares redeemed	(335,978)	(328,632)	(2,971,686)	(4,160,797)
Net increase (decrease)	(22,392)	(171,486)	$ 165,576	$ (2,122,067)
Class C
Shares sold	832,906	565,275	$ 7,981,000	$ 7,245,287
Reinvestment of distributions	19,410	82,093	217,621	1,115,865
Shares redeemed	(694,752)	(1,251,391)	(6,287,773)	(15,942,770)
Net increase (decrease)	157,564	(604,023)	$ 1,910,848	$ (7,581,618)
Small Cap Value
Shares sold	61,277,579	33,217,718	$ 600,357,815	$ 432,952,106
Reinvestment of distributions	1,741,583	3,344,768	18,397,974	46,241,130
Shares redeemed	(25,782,005)	(26,584,070)	(237,589,067)	(353,880,106)
Net increase (decrease)	37,237,157	9,978,416	$ 381,166,722	$ 125,313,130
Class F A
Shares sold	14,205	-	$ 144,857	$ -
Shares redeemed	(18)	-	(181)	-
Net increase (decrease)	14,187	-	$ 144,676	$ -
Institutional Class
Shares sold	479,087	353,080	$ 4,626,811	$ 4,711,093
Reinvestment of distributions	8,812	21,635	93,632	299,115
Shares redeemed	(288,597)	(457,781)	(2,736,358)	(5,972,769)
Net increase (decrease)	199,302	(83,066)	$ 1,984,085	$ (962,561)

A Share transactions for Class F are for the period June 26, 2009 (commencement of sale of shares) to July 31, 2009.

Annual Report

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the Fidelity Freedom Funds were the owners of record, in the aggregate, of approximately 38% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and the Shareholders of Fidelity Small Cap Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Small Cap Value Fund (a fund of Fidelity Securities Fund) at July 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Small Cap Value Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 29, 2009

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trusts and funds, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for Mr. Edward C. Johnson 3d and Mr. James C. Curvey, each of the Trustees oversees 220 funds advised by FMR or an affiliate. Mr. Edward C. Johnson 3d oversees 262 funds advised by FMR or an affiliate. Mr. James C. Curvey oversees 392 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (79)

Year of Election or Appointment: 1984

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (74)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-
present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trusts or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (61)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (55)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (65)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (64)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-
present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (65)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (70)

Year of Election or Appointment: 2002

Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (60)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (58)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-
present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-
present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (65)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (39)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2009-
present) and is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Brian B. Hogan (44)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as a portfolio manager.

Thomas C. Hense (45)

Year of Election or Appointment: 2008

Vice President of Fidelity's High Income and Small Cap Funds. Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Scott C. Goebel (41)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-
present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (40)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Vice President and Associate General Counsel of FMR LLC (2005-present), and is an employee of Fidelity Investments.

Holly C. Laurent (55)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (50)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (62)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (47)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian also serves as Chief Financial Officer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments. Previously, Mr. Christian served as Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009) and as Vice President of Business Analysis (2003-2004).

Bryan A. Mehrmann (48)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (41)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

John R. Hebble (51)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Paul M. Murphy (62)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments. Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (50)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Small Cap Value Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2009 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. In response to last year's financial crisis, FMR took a number of actions intended to cut costs and improve efficiency without weakening the investment teams or resources. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure and broaden the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) contractually agreeing to reduce the management fee on Fidelity U.S. Bond Index Fund; and (iv) expanding Class A and Class T load waiver categories to increase rollover retention opportunities and create consistent policies across the classes.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. Because the fund had been in existence less than five calendar years, the following charts considered by the Board show, over the one- and three-year periods ended December 31, 2008, the cumulative total returns of Institutional Class (Class I) and Class C of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Institutional Class (Class I) and Class C show the performance of the highest and lowest performing classes, respectively (based on three-year performance). (The fund did not offer Class F as of December 31, 2008.) The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Fidelity Small Cap Value Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Institutional Class (Class I) of the fund was in the second quartile for the one-year period and the first quartile for the three-year period. The Board also stated that the investment performance of the fund was lower than its benchmark for the one-year period, although the three-year cumulative total return of Institutional Class (Class I) compared favorably to its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board reviewed the year-to-date performance of Fidelity Small Cap Value (retail class) through May 31, 2009 and stated that it exceeded the fund's benchmark.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in 2008, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 12% means that 88% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity Small Cap Value Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2008. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Institutional Class, and Fidelity Small Cap Value (retail class) ranked below its competitive median for 2008 and the total expenses of each of Class T, Class B, and Class C ranked above its competitive median for 2008. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

Annual Report

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board created an Ad Hoc Committee (the "Committee") to analyze economies of scale. The Committee was formed to consider whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Committee, that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's compensation structure for portfolio managers and key personnel, including performance benchmarks used by Fidelity in evaluating incentive compensation for portfolio managers and research analysts; (iv) the structure and process of equity research and actions taken by FMR to improve the quality of research; (v) the selection of and compensation paid by FMR to fund sub-advisers; (vi) Fidelity's fee structures and rationale for recommending different fees among categories of funds; (vii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; (viii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; and (ix) explanations for the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your workplace benefits (including your workplace savings plan, investments, and additional services) via your telephone or PC. You can access your plan and account information and research your investments 24 hours a day.

By Phone

Fidelity provides a single toll-free number to access plan information, account balances, positions, and quotes*. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)
Fidelity Workplace
Investing
1-800-835-5092

By PC

Fidelity's web site on the Internet provides a wide range of information, including plan information, daily financial news, fund performance, interactive planning tools, and news about Fidelity products and services.

(computer_graphic)
Fidelity's Web Site
www.401k.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)
For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)
For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Research & Analysis Company

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

Fidelity Investments Japan Limited

FIL Investment Advisors

FIL Investment Advisors (U.K.) Ltd.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.
New York, NY

SCV-F-ANN-0909
1.891896.100

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor

Small Cap Value

Fund - Class A, Class T,
Class B and Class C

Annual Report

July 31, 2009
(2_fidelity_logos) (Registered_Trademark)

Class A, Class T, Class B
and Class C are classes of
Fidelity® Small Cap Value Fund

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

We've seen a welcome uptick in the global equity markets this spring and summer, as signs of stabilization in some economic indicators have brought many investors back into the marketplace. But there remain other key measures - notably high unemployment and slack consumer spending - that suggest the road back to economic health could still be a bumpy ride. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,
/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2009	Past 1 year	Life of classA
Class A (incl. 5.75% sales charge)	-9.87%	3.88%
Class T (incl. 3.50% sales charge)	-7.91%	4.14%
Class B (incl. contingent deferred sales charge) B	-9.74%	4.04%
Class C (incl. contingent deferred sales charge) C	-5.92%	4.42%

A From November 3, 2004.

B Class B shares' contingent deferred sales charges included in the past one year and life of class total return figures are 5% and 2%, respectively.

C Class C shares' contingent deferred sales charges included in the past one year and life of class total return figures are 1% and 0%, respectively.

Annual Report

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Small Cap Value Fund - Class A on November 3, 2004, when the fund started, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the Russell 2000® Value Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stocks - battered by the effects of a global credit crisis for most of the year - were aided by early signs of a healing economy during the final months of the year ending July 31, 2009. For roughly half of the 12-month period, equities were in free fall, as a succession of large financial institutions around the world either collapsed or were forced into mergers or government conservatorship, and harried investors relinquished riskier assets in a massive flight to quality. By March, however, as unprecedented government interventions around the world took root, signs of a potential recovery began to emerge: corporate profits, though still weak, began to stabilize and valuations started to return to normal trading ranges. Against this improving backdrop, major equity indexes posted significant gains in March and April, which carried through to the end of the period. For the year overall, the Standard & Poor's 500SM Index declined 19.96%, while the Dow Jones U.S. Total Stock Market IndexSM - the broadest overall gauge of domestic equities - was down 19.95%. Meanwhile, the blue-chip-laden Dow Jones Industrial AverageSM fell 16.62% and the technology-heavy Nasdaq Composite® Index posted a 14.05% loss.

Comments from Charles Myers, Portfolio Manager of Fidelity Advisor Small Cap Value Fund: For the year, the fund's Class A, Class T, Class B and Class C shares returned -4.37%, -4.57%, -5.05% and -4.98%, respectively (excluding sales charges), compared with -20.67% for the Russell 2000® Value Index. Of the ten sectors in the index, the fund generated positive contributions in nine, and the tenth - utilities - was only moderately negative. Most of the fund's outperformance came from strong stock selection, especially in consumer discretionary, materials, information technology, industrials and health care. Sector selection in consumer discretionary and financials contributed as well. The fund benefited from positions in auto dealer Penske Automotive Group, commercial furniture manufacturer HNI, timely ownership of private-equity firm Affiliated Managers Group and homebuilder Meritage Homes. Of these names, only HNI and Meritage Homes were represented in the index. KKR Financial Holdings, a private-equity firm and asset manager not in the index, was the biggest detractor, hurt by worries about excess debt on its balance sheet. Investors had similar concerns about commercial builder NCI Building Systems. At period end, I no longer owned the equity shares of KKR or NCI, though I did continue to own NCI bonds.

Comments from Charles Myers, Portfolio Manager of Fidelity Advisor Small Cap Value Fund: For the year, the fund's Institutional Class shares returned -4.04%, compared with -20.67% for the Russell 2000® Value Index. Of the ten sectors in the index, the fund generated positive contributions in nine, and the tenth - utilities - was only moderately negative. Most of the fund's outperformance came from strong stock selection, especially in consumer discretionary, materials, information technology, industrials and health care. Sector selection in consumer discretionary and financials contributed as well. The fund benefited from positions in auto dealer Penske Automotive Group, commercial furniture manufacturer HNI, timely ownership of private-equity firm Affiliated Managers Group and homebuilder Meritage Homes. Of these names, only HNI and Meritage Homes were represented in the index. KKR Financial Holdings, a private-equity firm and asset manager not in the index, was the biggest detractor, hurt by worries about excess debt on its balance sheet. Investors had similar concerns about commercial builder NCI Building Systems. At period end, I no longer owned the equity shares of KKR or NCI, though I did continue to own NCI bonds.

Annual Report

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2009 to July 31, 2009) for Class A, Class T, Class B, Class C, Small Cap Value and Institutional Class and for the entire period (June 26, 2009 to July 31, 2009) for Class F. The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (February 1, 2009 to July 31, 2009).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value	Ending Account Value July 31, 2009	Expenses Paid During Period
Class A	1.40%
Actual		$ 1,000.00	$ 1,357.30	$ 8.18 B
HypotheticalA		$ 1,000.00	$ 1,017.85	$ 7.00 C
Class T	1.65%
Actual		$ 1,000.00	$ 1,355.80	$ 9.64 B
HypotheticalA		$ 1,000.00	$ 1,016.61	$ 8.25 C
Class B	2.15%
Actual		$ 1,000.00	$ 1,353.20	$ 12.54 B
HypotheticalA		$ 1,000.00	$ 1,014.13	$ 10.74 C
Class C	2.15%
Actual		$ 1,000.00	$ 1,354.50	$ 12.55 B
HypotheticalA		$ 1,000.00	$ 1,014.13	$ 10.74 C
Small Cap Value	1.28%
Actual		$ 1,000.00	$ 1,360.00	$ 7.49 B
HypotheticalA		$ 1,000.00	$ 1,018.45	$ 6.41 C
Class F	.86%
Actual		$ 1,000.00	$ 1,092.50	$ .89 B
HypotheticalA		$ 1,000.00	$ 1,020.53	$ 4.31 C
Institutional Class	1.15%
Actual		$ 1,000.00	$ 1,360.80	$ 6.73 B
HypotheticalA		$ 1,000.00	$ 1,019.09	$ 5.76 C

A 5% return per year before expenses

B Actual expenses are equal to each Class' annualized expense ratio; multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period) for Class A, Class T, Class B, Class C, Small Cap Value and Institutional Class and multiplied by 36/365 (to reflect the period June 26, 2009 to July 31, 2009) for Class F.

C Hypothetical expenses are equal to each Class' annualized expense ratio; multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Carpenter Technology Corp.	3.0	2.9
HNI Corp.	3.0	2.5
United Stationers, Inc.	3.0	2.7
WESCO International, Inc.	2.9	0.0
Astoria Financial Corp.	2.8	0.6
Alexandria Real Estate Equities, Inc.	2.6	0.0
Penske Automotive Group, Inc.	2.5	1.7
Affiliated Managers Group, Inc.	2.3	2.4
DealerTrack Holdings, Inc.	2.2	2.2
Encore Acquisition Co.	2.1	1.6
	26.4
Top Five Market Sectors as of July 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	33.4	37.5
Industrials	15.9	10.6
Consumer Discretionary	12.6	12.7
Information Technology	11.6	13.5
Health Care	6.0	6.9
Asset Allocation (% of fund's net assets)
As of July 31, 2009 *		As of January 31, 2009 **
	Stocks 98.8%		Stocks 94.4%
	Convertible Securities 0.4%		Convertible Securities 4.7%
	Short-Term Investments and Net Other Assets 0.8%		Short-Term Investments and Net Other Assets 0.9%
* Foreign investments	8.1%	** Foreign investments	12.1%

Annual Report

Investments July 31, 2009

Showing Percentage of Net Assets

Common Stocks - 97.2%
	Shares	Value
CONSUMER DISCRETIONARY - 12.1%
Diversified Consumer Services - 1.5%
Regis Corp. (d)	1,770,882	$ 24,190,248
Household Durables - 3.5%
Centex Corp.	658,940	7,189,035
Ethan Allen Interiors, Inc. (d)	279,513	3,558,200
M.D.C. Holdings, Inc.	215,000	7,576,600
Meritage Homes Corp. (a)	1,403,933	30,044,166
Ryland Group, Inc.	417,900	8,345,463
		56,713,464
Specialty Retail - 6.0%
Asbury Automotive Group, Inc.	1,286,215	17,994,148
Penske Automotive Group, Inc. (d)	1,907,760	39,452,477
The Men's Wearhouse, Inc.	1,059,641	22,898,842
Tsutsumi Jewelry Co. Ltd.	791,400	15,943,435
		96,288,902
Textiles, Apparel & Luxury Goods - 1.1%
Iconix Brand Group, Inc. (a)	1,030,087	18,047,124
TOTAL CONSUMER DISCRETIONARY		195,239,738
CONSUMER STAPLES - 3.6%
Food & Staples Retailing - 2.4%
Casey's General Stores, Inc.	940,000	25,784,200
Ingles Markets, Inc. Class A	815,487	13,626,788
		39,410,988
Personal Products - 1.2%
Chattem, Inc. (a)(d)	300,000	18,801,000
TOTAL CONSUMER STAPLES		58,211,988
ENERGY - 5.6%
Energy Equipment & Services - 2.0%
Superior Energy Services, Inc. (a)	1,916,700	31,798,053
Oil, Gas & Consumable Fuels - 3.6%
Encore Acquisition Co. (a)	968,609	34,482,480
Mariner Energy, Inc. (a)	1,986,700	23,820,533
		58,303,013
TOTAL ENERGY		90,101,066
Common Stocks - continued
	Shares	Value
FINANCIALS - 32.3%
Capital Markets - 8.0%
Affiliated Managers Group, Inc. (a)	570,000	$ 37,631,400
Cohen & Steers, Inc. (d)	1,080,000	19,731,600
optionsXpress Holdings, Inc.	1,255,000	22,677,850
Sparx Group Co. Ltd. (a)	22,235	3,802,582
TradeStation Group, Inc. (a)	2,062,291	15,446,560
Waddell & Reed Financial, Inc. Class A	1,040,000	29,504,800
		128,794,792
Commercial Banks - 5.1%
Associated Banc-Corp.	2,579,583	27,962,680
CapitalSource, Inc.	5,816,000	26,986,240
City National Corp. (d)	704,900	27,801,256
		82,750,176
Insurance - 8.1%
Aspen Insurance Holdings Ltd.	1,090,200	27,113,274
IPC Holdings Ltd.	878,740	25,430,736
Max Capital Group Ltd.	1,149,111	22,947,747
Reinsurance Group of America, Inc.	693,801	28,792,742
W.R. Berkley Corp.	1,115,000	25,901,450
		130,185,949
Real Estate Investment Trusts - 4.7%
Alexandria Real Estate Equities, Inc. (d)	1,100,000	41,921,000
Highwoods Properties, Inc. (SBI)	690,330	17,679,351
National Retail Properties, Inc.	840,000	16,556,400
		76,156,751
Real Estate Management & Development - 1.9%
Jones Lang LaSalle, Inc.	816,000	30,975,360
Thrifts & Mortgage Finance - 4.5%
Astoria Financial Corp.	4,618,152	44,842,256
Washington Federal, Inc.	1,941,840	27,049,831
		71,892,087
TOTAL FINANCIALS		520,755,115
HEALTH CARE - 6.0%
Health Care Equipment & Supplies - 1.5%
Abaxis, Inc. (a)	886,727	23,737,682
Health Care Providers & Services - 3.7%
MEDNAX, Inc. (a)	606,500	28,111,275
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Health Care Providers & Services - continued
Providence Service Corp. (a)	520,235	$ 5,488,479
VCA Antech, Inc. (a)	1,015,000	25,963,700
		59,563,454
Pharmaceuticals - 0.8%
Perrigo Co.	476,200	12,924,068
TOTAL HEALTH CARE		96,225,204
INDUSTRIALS - 15.5%
Building Products - 1.2%
Simpson Manufacturing Co. Ltd. (d)	665,000	18,886,000
Commercial Services & Supplies - 6.3%
ACCO Brands Corp. (a)	1,250,923	5,466,534
HNI Corp. (d)	2,175,771	48,476,178
United Stationers, Inc. (a)	1,024,000	47,534,080
		101,476,792
Construction & Engineering - 1.6%
URS Corp. (a)	522,376	26,432,226
Machinery - 2.4%
Blount International, Inc. (a)	1,849,417	17,199,578
Graco, Inc.	890,000	22,018,600
		39,218,178
Trading Companies & Distributors - 4.0%
H&E Equipment Services, Inc. (a)	1,675,108	17,823,149
WESCO International, Inc. (a)	1,850,000	45,676,500
		63,499,649
TOTAL INDUSTRIALS		249,512,845
INFORMATION TECHNOLOGY - 11.6%
Communications Equipment - 1.8%
Polycom, Inc. (a)	490,000	11,637,500
ViaSat, Inc. (a)	669,472	18,075,744
		29,713,244
Electronic Equipment & Components - 3.7%
Ingram Micro, Inc. Class A (a)	1,553,100	26,123,142
Macnica, Inc.	677,400	11,391,432
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Components - continued
Ryoyo Electro Corp.	1,272,700	$ 10,896,174
SYNNEX Corp. (a)	379,898	10,796,701
		59,207,449
Internet Software & Services - 3.6%
DealerTrack Holdings, Inc. (a)	1,799,434	35,682,776
j2 Global Communications, Inc. (a)	553,149	13,270,045
LoopNet, Inc. (a)	1,064,182	8,513,456
		57,466,277
Semiconductors & Semiconductor Equipment - 1.8%
FormFactor, Inc. (a)	734,157	16,922,319
Miraial Co. Ltd. (e)	570,200	11,951,237
		28,873,556
Software - 0.7%
MICROS Systems, Inc. (a)	440,000	12,051,600
TOTAL INFORMATION TECHNOLOGY		187,312,126
MATERIALS - 4.8%
Chemicals - 1.8%
Spartech Corp. (e)	1,583,102	19,788,775
Valspar Corp.	380,000	9,621,600
		29,410,375
Metals & Mining - 3.0%
Carpenter Technology Corp. (e)	2,599,380	48,582,409
TOTAL MATERIALS		77,992,784
TELECOMMUNICATION SERVICES - 0.9%
Diversified Telecommunication Services - 0.9%
Cogent Communications Group, Inc. (a)(d)	1,640,000	13,595,600
UTILITIES - 4.8%
Electric Utilities - 1.6%
Westar Energy, Inc.	1,340,000	26,357,800
Gas Utilities - 1.3%
Southwest Gas Corp.	850,989	20,610,954
Common Stocks - continued
	Shares	Value
UTILITIES - continued
Independent Power Producers & Energy Traders - 1.9%
RRI Energy, Inc. (a)	5,750,000	$ 30,762,500
TOTAL UTILITIES		77,731,254
TOTAL COMMON STOCKS (Cost $1,513,913,473)		1,566,677,720
Nonconvertible Preferred Stocks - 1.6%

CONSUMER DISCRETIONARY - 0.5%
Household Durables - 0.5%
M/I Homes, Inc. Series A, 9.75% (a)	730,800	8,404,200
FINANCIALS - 1.1%
Real Estate Investment Trusts - 1.1%
Developers Diversified Realty Corp.:
(depositary shares) Series H, 7.375%	818,790	10,685,210
Series I, 7.50%	542,010	7,295,455
		17,980,665
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $25,252,713)		26,384,865
Convertible Bonds - 0.4%
Principal Amount
INDUSTRIALS - 0.4%
Building Products - 0.4%
NCI Building Systems, Inc. 2.125% 11/15/24 (Cost $8,377,311)	$ 10,000,000	6,462,000
Money Market Funds - 10.1%
	Shares	Value
Fidelity Cash Central Fund, 0.37% (b)	23,239,824	$ 23,239,824
Fidelity Securities Lending Cash Central Fund, 0.22% (b)(c)	138,619,350	138,619,350
TOTAL MONEY MARKET FUNDS (Cost $161,859,174)		161,859,174
TOTAL INVESTMENT PORTFOLIO - 109.3% (Cost $1,709,402,671)		1,761,383,759
NET OTHER ASSETS - (9.3)%		(150,092,235)
NET ASSETS - 100%		$ 1,611,291,524
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 210,541
Fidelity Securities Lending Cash Central Fund	1,515,844
Total	$ 1,726,385
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Carpenter Technology Corp.	$ -	$ 55,073,944	$ 1,652,306	$ 868,388	$ 48,582,409
Cogent Communications Group, Inc.	-	18,402,564	7,067,267	-	-
Miraial Co. Ltd.	-	7,307,474	-	173,717	11,951,237
Spartech Corp.	11,202,911	4,588,500	-	158,310	19,788,775
The Pantry, Inc.	18,783,837	-	21,698,273	-	-
Zoran Corp.	13,344,836	9,473,071	17,237,167	-	-
Total	$ 43,331,584	$ 94,845,553	$ 47,655,013	$ 1,200,415	$ 80,322,421
Other Information

The following is a summary of the inputs used, as of July 31, 2009, involving the Fund's assets and liabilities carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 203,643,938	$ 203,643,938	$ -	$ -
Consumer Staples	58,211,988	58,211,988	-	-
Energy	90,101,066	90,101,066	-	-
Financials	538,735,780	538,735,780	-	-
Health Care	96,225,204	96,225,204	-	-
Industrials	249,512,845	249,512,845	-	-
Information Technology	187,312,126	187,312,126	-	-
Materials	77,992,784	77,992,784	-	-
Telecommunication Services	13,595,600	13,595,600	-	-
Utilities	77,731,254	77,731,254	-	-
Corporate Bonds	6,462,000	-	6,462,000	-
Money Market Funds	161,859,174	161,859,174	-	-
Total Investments in Securities:	$ 1,761,383,759	$ 1,754,921,759	$ 6,462,000	$ -
Income Tax Information
At July 31, 2009, the fund had a capital loss carryforward of approximately $19,890,497 all of which will expire on July 31, 2017.
The fund intends to elect to defer to its fiscal year ending July 31, 2010 approximately $151,920,436 of losses recognized during the period November 1, 2008 to July 31, 2009.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	July 31, 2009

Assets
Investment in securities, at value (including securities loaned of $134,928,323) - See accompanying schedule: Unaffiliated issuers (cost $1,471,551,582)	$ 1,519,202,164
Fidelity Central Funds (cost $161,859,174)	161,859,174
Other affiliated issuers (cost $75,991,915)	80,322,421
Total Investments (cost $1,709,402,671)		$ 1,761,383,759
Receivable for fund shares sold		4,901,485
Dividends receivable		1,036,338
Interest receivable		44,271
Distributions receivable from Fidelity Central Funds		55,997
Prepaid expenses		4,666
Receivable from investment adviser for expense reductions		12,833
Other receivables		1,197
Total assets		1,767,440,546

Liabilities
Payable for investments purchased	$ 14,528,703
Payable for fund shares redeemed	1,418,180
Accrued management fee	1,072,617
Distribution fees payable	43,492
Other affiliated payables	419,409
Other payables and accrued expenses	47,271
Collateral on securities loaned, at value	138,619,350
Total liabilities		156,149,022

Net Assets		$ 1,611,291,524
Net Assets consist of:
Paid in capital		$ 1,734,233,092
Undistributed net investment income		5,059,582
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(179,983,362)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		51,982,212
Net Assets		$ 1,611,291,524

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

July 31, 2009

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($55,029,004 ÷ 4,942,891 shares)	$ 11.13

Maximum offering price per share (100/94.25 of $11.13)	$ 11.81
Class T: Net Asset Value and redemption price per share ($28,533,818 ÷ 2,581,724 shares)	$ 11.05

Maximum offering price per share (100/96.50 of $11.05)	$ 11.45
Class B: Net Asset Value and offering price per share ($7,153,044 ÷ 657,299 shares)A	$ 10.88

Class C: Net Asset Value and offering price per share ($21,344,610 ÷ 1,960,745 shares)A	$ 10.89

Small Cap Value: Net Asset Value, offering price and redemption price per share ($1,488,736,167 ÷ 132,726,510 shares)	$ 11.22

Class F: Net Asset Value, offering price and redemption price per share ($159,152 ÷ 14,187 shares)	$ 11.22

Institutional Class: Net Asset Value, offering price and redemption price per share ($10,335,729 ÷ 919,903 shares)	$ 11.24

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended July 31, 2009

Investment Income
Dividends (including $1,200,415 earned from other affiliated issuers)		$ 22,003,562
Interest		1,735,854
Income from Fidelity Central Funds (including $1,515,844 from security lending)		1,726,385
Total income		25,465,801

Expenses
Management fee Basic fee	$ 8,223,398
Performance adjustment	1,362,085
Transfer agent fees	3,605,249
Distribution fees	481,828
Accounting and security lending fees	422,662
Custodian fees and expenses	29,161
Independent trustees' compensation	7,542
Registration fees	113,233
Audit	58,411
Legal	5,099
Interest	569
Miscellaneous	34,510
Total expenses before reductions	14,343,747
Expense reductions	(63,745)	14,280,002
Net investment income (loss)		11,185,799
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(165,788,803)
Other affiliated issuers	(10,168,328)
Foreign currency transactions	(28,532)
Total net realized gain (loss)		(175,985,663)
Change in net unrealized appreciation (depreciation) on: Investment securities	144,790,873
Assets and liabilities in foreign currencies	1,110
Total change in net unrealized appreciation (depreciation)		144,791,983
Net gain (loss)		(31,193,680)
Net increase (decrease) in net assets resulting from operations		$ (20,007,881)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended July 31, 2009	Year ended July 31, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 11,185,799	$ 2,118,900
Net realized gain (loss)	(175,985,663)	26,624,935
Change in net unrealized appreciation (depreciation)	144,791,983	(226,824,054)
Net increase (decrease) in net assets resulting from operations	(20,007,881)	(198,080,219)
Distributions to shareholders from net investment income	(8,301,273)	-
Distributions to shareholders from net realized gain	(12,095,172)	(53,456,977)
Total distributions	(20,396,445)	(53,456,977)
Share transactions - net increase (decrease)	392,456,300	105,675,336
Redemption fees	448,503	144,871
Total increase (decrease) in net assets	352,500,477	(145,716,989)

Net Assets
Beginning of period	1,258,791,047	1,404,508,036
End of period (including undistributed net investment income of $5,059,582 and undistributed net investment income of $1,269,467, respectively)	$ 1,611,291,524	$ 1,258,791,047

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended July 31,

2009

2008

2007

2006

2005 H

Selected Per-Share Data
Net asset value, beginning of period	$ 11.82	$ 14.34	$ 13.17	$ 12.80	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.08	(.01)	(.06)	(.03)	(.04)
Net realized and unrealized gain (loss)	(.60)	(1.98)	1.90	.74	2.84
Total from investment operations	(.52)	(1.99)	1.84	.71	2.80
Distributions from net investment income	(.06)	-	-	-	(.01)
Distributions from net realized gain	(.11)	(.53)	(.67)	(.35)	-
Total distributions	(.17)	(.53)	(.67)	(.35)	(.01)
Redemption fees added to paid in capital E	- J	- J	- J	.01	.01
Net asset value, end of period	$ 11.13	$ 11.82	$ 14.34	$ 13.17	$ 12.80
Total Return B, C, D	(4.37)%	(14.35)%	14.59%	5.72%	28.06%
Ratios to Average Net Assets F, I
Expenses before reductions	1.45%	1.43%	1.45%	1.51%	1.46% A
Expenses net of fee waivers, if any	1.40%	1.40%	1.40%	1.40%	1.44% A
Expenses net of all reductions	1.40%	1.40%	1.40%	1.36%	1.38% A
Net investment income (loss)	.81%	(.05)%	(.44)%	(.24)%	(.46)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 55,029	$ 52,446	$ 61,357	$ 39,931	$ 9,390
Portfolio turnover rate G	51%	149%	67%	93%	60% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period November 3, 2004 (commencement of operations) to July 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended July 31,

2009

2008

2007

2006

2005 H

Selected Per-Share Data
Net asset value, beginning of period	$ 11.74	$ 14.28	$ 13.13	$ 12.78	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.05	(.04)	(.10)	(.07)	(.06)
Net realized and unrealized gain (loss)	(.59)	(1.97)	1.90	.74	2.83
Total from investment operations	(.54)	(2.01)	1.80	.67	2.77
Distributions from net investment income	(.04)	-	-	-	-
Distributions from net realized gain	(.11)	(.53)	(.65)	(.33)	-
Total distributions	(.15)	(.53)	(.65)	(.33)	-
Redemption fees added to paid in capital E	- J	- J	- J	.01	.01
Net asset value, end of period	$ 11.05	$ 11.74	$ 14.28	$ 13.13	$ 12.78
Total Return B, C, D	(4.57)%	(14.58)%	14.34%	5.47%	27.80%
Ratios to Average Net Assets F, I
Expenses before reductions	1.70%	1.68%	1.66%	1.67%	1.72% A
Expenses net of fee waivers, if any	1.65%	1.65%	1.65%	1.65%	1.68% A
Expenses net of all reductions	1.65%	1.65%	1.65%	1.61%	1.62% A
Net investment income (loss)	.56%	(.30)%	(.69)%	(.49)%	(.70)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 28,534	$ 32,091	$ 51,518	$ 45,460	$ 12,725
Portfolio turnover rate G	51%	149%	67%	93%	60% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period November 3, 2004 (commencement of operations) to July 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,

2009

2008

2007

2006

2005 H

Selected Per-Share Data
Net asset value, beginning of period	$ 11.60	$ 14.19	$ 13.07	$ 12.73	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.01	(.10)	(.17)	(.13)	(.10)
Net realized and unrealized gain (loss)	(.59)	(1.96)	1.90	.74	2.82
Total from investment operations	(.58)	(2.06)	1.73	.61	2.72
Distributions from net investment income	(.03)	-	-	-	-
Distributions from net realized gain	(.11)	(.53)	(.61)	(.28)	-
Total distributions	(.14)	(.53)	(.61)	(.28)	-
Redemption fees added to paid in capital E	- J	- J	- J	.01	.01
Net asset value, end of period	$ 10.88	$ 11.60	$ 14.19	$ 13.07	$ 12.73
Total Return B, C, D	(5.05)%	(15.04)%	13.78%	4.97%	27.30%
Ratios to Average Net Assets F, I
Expenses before reductions	2.20%	2.18%	2.20%	2.26%	2.24% A
Expenses net of fee waivers, if any	2.15%	2.15%	2.15%	2.15%	2.19% A
Expenses net of all reductions	2.15%	2.15%	2.15%	2.11%	2.13% A
Net investment income (loss)	.06%	(.80)%	(1.19)%	(.99)%	(1.21)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,153	$ 7,886	$ 12,075	$ 10,214	$ 3,931
Portfolio turnover rate G	51%	149%	67%	93%	60% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period November 3, 2004 (commencement of operations) to July 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended July 31,

2009

2008

2007

2006

2005 H

Selected Per-Share Data
Net asset value, beginning of period	$ 11.60	$ 14.19	$ 13.07	$ 12.74	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.01	(.10)	(.17)	(.13)	(.10)
Net realized and unrealized gain (loss)	(.58)	(1.96)	1.90	.74	2.83
Total from investment operations	(.57)	(2.06)	1.73	.61	2.73
Distributions from net investment income	(.03)	-	-	-	-
Distributions from net realized gain	(.11)	(.53)	(.61)	(.29)	-
Total distributions	(.14)	(.53)	(.61)	(.29)	-
Redemption fees added to paid in capital E	- J	- J	- J	.01	.01
Net asset value, end of period	$ 10.89	$ 11.60	$ 14.19	$ 13.07	$ 12.74
Total Return B, C, D	(4.98)%	(15.04)%	13.77%	4.92%	27.40%
Ratios to Average Net Assets F, I
Expenses before reductions	2.20%	2.18%	2.20%	2.22%	2.17% A
Expenses net of fee waivers, if any	2.15%	2.15%	2.15%	2.15%	2.17% A
Expenses net of all reductions	2.15%	2.15%	2.15%	2.11%	2.11% A
Net investment income (loss)	.06%	(.80)%	(1.19)%	(.99)%	(1.19)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 21,345	$ 20,924	$ 34,155	$ 26,791	$ 11,732
Portfolio turnover rate G	51%	149%	67%	93%	60% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period November 3, 2004 (commencement of operations) to July 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Small Cap Value

Years ended July 31,

2009

2008

2007

2006

2005 G

Selected Per-Share Data
Net asset value, beginning of period	$ 11.91	$ 14.43	$ 13.22	$ 12.83	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.10	.03	(.02)	.01	(.01)
Net realized and unrealized gain (loss)	(.60)	(1.99)	1.91	.74	2.84
Total from investment operations	(.50)	(1.96)	1.89	.75	2.83
Distributions from net investment income	(.08)	-	-	(.01)	(.01)
Distributions from net realized gain	(.11)	(.56)	(.68)	(.36)	-
Total distributions	(.19)	(.56)	(.68)	(.37)	(.01)
Redemption fees added to paid in capital D	- I	- I	- I	.01	.01
Net asset value, end of period	$ 11.22	$ 11.91	$ 14.43	$ 13.22	$ 12.83
Total Return B, C	(4.15)%	(14.10)%	14.96%	6.07%	28.36%
Ratios to Average Net Assets E, H
Expenses before reductions	1.20%	1.14%	1.11%	1.09%	1.05% A
Expenses net of fee waivers, if any	1.20%	1.14%	1.11%	1.09%	1.05% A
Expenses net of all reductions	1.20%	1.13%	1.11%	1.06%	.99% A
Net investment income (loss)	1.01%	.22%	(.15)%	.06%	(.08)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,488,736	$ 1,136,860	$ 1,233,808	$ 957,720	$ 582,689
Portfolio turnover rate F	51%	149%	67%	93%	60% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period November 3, 2004 (commencement of operations) to July 31, 2005.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class F

Period ended July 31,

2009 H

Selected Per-Share Data
Net asset value, beginning of period	$ 10.27
Income from Investment Operations
Net investment income (loss) D	.01
Net realized and unrealized gain (loss)	.94 G
Total from investment operations	.95
Redemption fees added to paid in capital D, J	-
Net asset value, end of period	$ 11.22
Total Return B, C	9.25%
Ratios to Average Net Assets E, I
Expenses before reductions	.86% A
Expenses net of fee waivers, if any	.86% A
Expenses net of all reductions	.86% A
Net investment income (loss)	.64% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 159
Portfolio turnover rate F	51%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

H For the period June 26, 2009 (commencement of sale of shares) to July 31, 2009.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended July 31,

2009

2008

2007

2006

2005 G

Selected Per-Share Data
Net asset value, beginning of period	$ 11.91	$ 14.43	$ 13.22	$ 12.83	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.10	.03	(.02)	.01	(.01)
Net realized and unrealized gain (loss)	(.59)	(1.99)	1.91	.74	2.84
Total from investment operations	(.49)	(1.96)	1.89	.75	2.83
Distributions from net investment income	(.07)	-	-	(.01)	(.01)
Distributions from net realized gain	(.11)	(.56)	(.68)	(.36)	-
Total distributions	(.18)	(.56)	(.68)	(.37)	(.01)
Redemption fees added to paid in capital D	- I	- I	- I	.01	.01
Net asset value, end of period	$ 11.24	$ 11.91	$ 14.43	$ 13.22	$ 12.83
Total Return B, C	(4.04)%	(14.10)%	14.99%	6.08%	28.36%
Ratios to Average Net Assets E, H
Expenses before reductions	1.20%	1.13%	1.10%	1.08%	1.07% A
Expenses net of fee waivers, if any	1.15%	1.13%	1.10%	1.08%	1.07% A
Expenses net of all reductions	1.15%	1.13%	1.10%	1.05%	1.01% A
Net investment income (loss)	1.06%	.22%	(.13)%	.08%	(.10)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 10,336	$ 8,584	$ 11,594	$ 9,422	$ 3,761
Portfolio turnover rate F	51%	149%	67%	93%	60% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period November 3, 2004 (commencement of operations) to July 31, 2005.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2009

1. Organization.

Fidelity Small Cap Value Fund (the Fund) is a fund of Fidelity Securities Fund (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. In January 2009, the Board of Trustees of the Fund approved the creation of an additional class of shares. The Fund commenced sale of Class F shares on June 26, 2009. The Fund offers Class A, Class T, Class B, Class C, Small Cap Value, Class F and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class F shares of the Fund are only available for purchase by mutual funds for which Fidelity Management & Research Company (FMR) or an affiliate serves as investment manager. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by FMR and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after period end through the date that the financial statements were issued, September 29, 2009, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are classified into three levels. Level 1 includes readily available unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes observable inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. Level 3 includes unobservable inputs when market prices are not readily available or reliable. Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy. The aggregate value by input level, as of July 31, 2009, for the Fund's investments is included at the end of the Fund's Schedule of Investments. Valuation techniques of the Fund's major categories of assets and liabilities as presented in the Schedule of Investments are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, are valued based on quotations received from dealers who make markets in such securities or by independent pricing services. For corporate bonds pricing services generally utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There are no unrecognized tax benefits in the accompanying financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, market discount, partnerships, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 235,404,348
Unrealized depreciation	(191,567,256)
Net unrealized appreciation (depreciation)	$ 43,837,092

Undistributed ordinary income	$ 5,032,270
Capital loss carryforward	$ (19,890,497)

Cost for federal income tax purposes	$ 1,717,546,667

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	July 31, 2009	July 31, 2008
Ordinary Income	$ 8,301,273	$ 2,392,014
Long-term Capital Gains	12,095,172	51,064,963
Total	$ 20,396,445	$ 53,456,977

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $993,300,243 and $596,002,870, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the retail class of the Fund, Small Cap Value, as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .83% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period,

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan - continued

the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 109,917	$ 6,056
Class T	.25%	.25%	132,500	-
Class B	.75%	.25%	66,019	49,540
Class C	.75%	.25%	173,392	27,772
			$ 481,828	$ 83,368

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 22,229
Class T	4,321
Class B*	17,973
Class C*	4,098
$ 48,621

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of each class, except for Class F. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

For the period, the total transfer agent fees paid by each applicable class were as follows:

	Amount	% of Average Net Assets
Class A	$ 139,952.32
Class T	85,333.32
Class B	21,154.32
Class C	55,219.32
Small Cap Value	3,279,066.31
Institutional Class	24,525.31
	$ 3,605,249

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $46,623 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 4,746,800.43%		$ 569

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to

Annual Report

Notes to Financial Statements - continued

6. Committed Line of Credit - continued

$5,133 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.

8. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class A	1.40%	$ 23,686
Class T	1.65%	13,282
Class B	2.15%	3,522
Class C	2.15%	9,092
Institutional Class	1.15%	4,292
		$ 53,874

Annual Report

8. Expense Reductions - continued

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $826 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $1,352. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Small Cap Value	$ 7,586
Institutional Class	107
$ 7,693

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2009	2008
From net investment income
Class A	$ 252,162	$ -
Class T	111,704	-
Class B	20,177	-
Class C	45,207	-
Small Cap Value	7,822,387	-
Institutional Class	49,636	-
Total	$ 8,301,273	$ -
From net realized gain
Class A	$ 496,925	$ 2,334,219
Class T	350,121	1,800,459
Class B	77,046	442,697
Class C	207,577	1,258,270
Small Cap Value	10,883,170	47,176,109
Institutional Class	80,333	445,223
Total	$ 12,095,172	$ 53,456,977

Annual Report

Notes to Financial Statements - continued

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2009	2008	2009	2008
Class A
Shares sold	2,028,986	1,801,333	$ 19,478,233	$ 23,728,165
Reinvestment of distributions	64,970	158,451	694,477	2,181,126
Shares redeemed	(1,588,437)	(1,800,932)	(14,658,645)	(23,386,603)
Net increase (decrease)	505,519	158,852	$ 5,514,065	$ 2,522,688
Class T
Shares sold	1,489,054	618,951	$ 15,806,614	$ 8,024,654
Reinvestment of distributions	40,641	127,052	449,360	1,740,319
Shares redeemed	(1,680,727)	(1,620,468)	(14,685,646)	(21,259,209)
Net increase (decrease)	(151,032)	(874,465)	$ 1,570,328	$ (11,494,236)
Class B
Shares sold	305,827	128,063	$ 3,051,319	$ 1,643,352
Reinvestment of distributions	7,759	29,083	85,943	395,378
Shares redeemed	(335,978)	(328,632)	(2,971,686)	(4,160,797)
Net increase (decrease)	(22,392)	(171,486)	$ 165,576	$ (2,122,067)
Class C
Shares sold	832,906	565,275	$ 7,981,000	$ 7,245,287
Reinvestment of distributions	19,410	82,093	217,621	1,115,865
Shares redeemed	(694,752)	(1,251,391)	(6,287,773)	(15,942,770)
Net increase (decrease)	157,564	(604,023)	$ 1,910,848	$ (7,581,618)
Small Cap Value
Shares sold	61,277,579	33,217,718	$ 600,357,815	$ 432,952,106
Reinvestment of distributions	1,741,583	3,344,768	18,397,974	46,241,130
Shares redeemed	(25,782,005)	(26,584,070)	(237,589,067)	(353,880,106)
Net increase (decrease)	37,237,157	9,978,416	$ 381,166,722	$ 125,313,130
Class F A
Shares sold	14,205	-	$ 144,857	$ -
Shares redeemed	(18)	-	(181)	-
Net increase (decrease)	14,187	-	$ 144,676	$ -
Institutional Class
Shares sold	479,087	353,080	$ 4,626,811	$ 4,711,093
Reinvestment of distributions	8,812	21,635	93,632	299,115
Shares redeemed	(288,597)	(457,781)	(2,736,358)	(5,972,769)
Net increase (decrease)	199,302	(83,066)	$ 1,984,085	$ (962,561)

A Share transactions for Class F are for the period June 26, 2009 (commencement of sale of shares) to July 31, 2009.

Annual Report

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the Fidelity Freedom Funds were the owners of record, in the aggregate, of approximately 38% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and the Shareholders of Fidelity Small Cap Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Small Cap Value Fund (a fund of Fidelity Securities Fund) at July 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Small Cap Value Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 29, 2009

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for Edward C. Johnson 3d and James C. Curvey, each of the Trustees oversees 220 funds advised by FMR or an affiliate. Mr. Johnson oversees 262 funds advised by FMR or an affiliate. Mr. Curvey oversees 392 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (79)

Year of Election or Appointment: 1984

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (74)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-
present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (61)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (55)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (65)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (64)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-
present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (65)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (70)

Year of Election or Appointment: 2002

Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (60)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (58)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-
present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (65)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (39)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2009-present) and is an employee of Fidelity Investments (2004-
present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Brian B. Hogan (44)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-
present). Previously, Mr. Hogan served as a portfolio manager.

Thomas C. Hense (45)

Year of Election or Appointment: 2008

Vice President of Fidelity's High Income and Small Cap Funds. Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Scott C. Goebel (41)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (40)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Vice President and Associate General Counsel of FMR LLC (2005-present), and is an employee of Fidelity Investments.

Holly C. Laurent (55)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (50)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (62)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (47)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian also serves as Chief Financial Officer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments. Previously, Mr. Christian served as Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009) and as Vice President of Business Analysis (2003-2004).

Bryan A. Mehrmann (48)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (41)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

John R. Hebble (51)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President and Treasurer of other Fidelity funds (2008-
present) and is an employee of Fidelity Investments.

Paul M. Murphy (62)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments. Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (50)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions (Unaudited)

Class A designates 86%; Class T designates 100%; Class B designates 100%; and Class C designates 100%; of the dividend distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class A, Class T, Class B, and Class C designates 100% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2010 of amounts for use in preparing 2009 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Small Cap Value Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2009 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. In response to last year's financial crisis, FMR took a number of actions intended to cut costs and improve efficiency without weakening the investment teams or resources. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure and broaden the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) contractually agreeing to reduce the management fee on Fidelity U.S. Bond Index Fund; and (iv) expanding Class A and Class T load waiver categories to increase rollover retention opportunities and create consistent policies across the classes.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. Because the fund had been in existence less than five calendar years, the following charts considered by the Board show, over the one- and three-year periods ended December 31, 2008, the cumulative total returns of Institutional Class (Class I) and Class C of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Institutional Class (Class I) and Class C show the performance of the highest and lowest performing classes, respectively (based on three-year performance). (The fund did not offer Class F as of December 31, 2008.) The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Small Cap Value Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Institutional Class (Class I) of the fund was in the second quartile for the one-year period and the first quartile for the three-year period. The Board also stated that the investment performance of the fund was lower than its benchmark for the one-year period, although the three-year cumulative total return of Institutional Class (Class I) compared favorably to its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board reviewed the year-to-date performance of Fidelity Small Cap Value (retail class) through May 31, 2009 and stated that it exceeded the fund's benchmark.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in 2008, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 12% means that 88% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Small Cap Value Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2008. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Institutional Class, and Fidelity Small Cap Value (retail class) ranked below its competitive median for 2008 and the total expenses of each of Class T, Class B, and Class C ranked above its competitive median for 2008. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board created an Ad Hoc Committee (the "Committee") to analyze economies of scale. The Committee was formed to consider whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Committee, that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's compensation structure for portfolio managers and key personnel, including performance benchmarks used by Fidelity in evaluating incentive compensation for portfolio managers and research analysts; (iv) the structure and process of equity research and actions taken by FMR to improve the quality of research; (v) the selection of and compensation paid by FMR to fund sub-advisers; (vi) Fidelity's fee structures and rationale for recommending different fees among categories of funds; (vii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; (viii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; and (ix) explanations for the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

Fidelity Research & Analysis Company

FIL Investment Advisors

Fidelity Investments Japan Limited

FIL Investment Advisors (U.K.) Ltd.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.

New York, NY

ASCV-UANN-0909
1.803731.104

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor

Small Cap Value

Fund - Institutional Class

Annual Report

July 31, 2009
(2_fidelity_logos) (Registered_Trademark)

Institutional Class
is a class of Fidelity®
Small Cap Value Fund

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

We've seen a welcome uptick in the global equity markets this spring and summer, as signs of stabilization in some economic indicators have brought many investors back into the marketplace. But there remain other key measures - notably high unemployment and slack consumer spending - that suggest the road back to economic health could still be a bumpy ride. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,
/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2009	Past 1 year	Life of classA
Institutional Class	-4.04%	5.53%

A From November 3, 2004.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Small Cap Value Fund - Institutional Class on November 3, 2004, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell 2000® Value Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stocks - battered by the effects of a global credit crisis for most of the year - were aided by early signs of a healing economy during the final months of the year ending July 31, 2009. For roughly half of the 12-month period, equities were in free fall, as a succession of large financial institutions around the world either collapsed or were forced into mergers or government conservatorship, and harried investors relinquished riskier assets in a massive flight to quality. By March, however, as unprecedented government interventions around the world took root, signs of a potential recovery began to emerge: corporate profits, though still weak, began to stabilize and valuations started to return to normal trading ranges. Against this improving backdrop, major equity indexes posted significant gains in March and April, which carried through to the end of the period. For the year overall, the Standard & Poor's 500SM Index declined 19.96%, while the Dow Jones U.S. Total Stock Market IndexSM - the broadest overall gauge of domestic equities - was down 19.95%. Meanwhile, the blue-chip-laden Dow Jones Industrial AverageSM fell 16.62% and the technology-heavy Nasdaq Composite® Index posted a 14.05% loss.

Comments from Charles Myers, Portfolio Manager of Fidelity Advisor Small Cap Value Fund: For the year, the fund's Class A, Class T, Class B and Class C shares returned -4.37%, -4.57%, -5.05% and -4.98%, respectively (excluding sales charges), compared with -20.67% for the Russell 2000® Value Index. Of the ten sectors in the index, the fund generated positive contributions in nine, and the tenth - utilities - was only moderately negative. Most of the fund's outperformance came from strong stock selection, especially in consumer discretionary, materials, information technology, industrials and health care. Sector selection in consumer discretionary and financials contributed as well. The fund benefited from positions in auto dealer Penske Automotive Group, commercial furniture manufacturer HNI, timely ownership of private-equity firm Affiliated Managers Group and homebuilder Meritage Homes. Of these names, only HNI and Meritage Homes were represented in the index. KKR Financial Holdings, a private-equity firm and asset manager not in the index, was the biggest detractor, hurt by worries about excess debt on its balance sheet. Investors had similar concerns about commercial builder NCI Building Systems. At period end, I no longer owned the equity shares of KKR or NCI, though I did continue to own NCI bonds.

Comments from Charles Myers, Portfolio Manager of Fidelity Advisor Small Cap Value Fund: For the year, the fund's Institutional Class shares returned -4.04%, compared with -20.67% for the Russell 2000® Value Index. Of the ten sectors in the index, the fund generated positive contributions in nine, and the tenth - utilities - was only moderately negative. Most of the fund's outperformance came from strong stock selection, especially in consumer discretionary, materials, information technology, industrials and health care. Sector selection in consumer discretionary and financials contributed as well. The fund benefited from positions in auto dealer Penske Automotive Group, commercial furniture manufacturer HNI, timely ownership of private-equity firm Affiliated Managers Group and homebuilder Meritage Homes. Of these names, only HNI and Meritage Homes were represented in the index. KKR Financial Holdings, a private-equity firm and asset manager not in the index, was the biggest detractor, hurt by worries about excess debt on its balance sheet. Investors had similar concerns about commercial builder NCI Building Systems. At period end, I no longer owned the equity shares of KKR or NCI, though I did continue to own NCI bonds.

Annual Report

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2009 to July 31, 2009) for Class A, Class T, Class B, Class C, Small Cap Value and Institutional Class and for the entire period (June 26, 2009 to July 31, 2009) for Class F. The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (February 1, 2009 to July 31, 2009).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value	Ending Account Value July 31, 2009	Expenses Paid During Period
Class A	1.40%
Actual		$ 1,000.00	$ 1,357.30	$ 8.18 B
HypotheticalA		$ 1,000.00	$ 1,017.85	$ 7.00 C
Class T	1.65%
Actual		$ 1,000.00	$ 1,355.80	$ 9.64 B
HypotheticalA		$ 1,000.00	$ 1,016.61	$ 8.25 C
Class B	2.15%
Actual		$ 1,000.00	$ 1,353.20	$ 12.54 B
HypotheticalA		$ 1,000.00	$ 1,014.13	$ 10.74 C
Class C	2.15%
Actual		$ 1,000.00	$ 1,354.50	$ 12.55 B
HypotheticalA		$ 1,000.00	$ 1,014.13	$ 10.74 C
Small Cap Value	1.28%
Actual		$ 1,000.00	$ 1,360.00	$ 7.49 B
HypotheticalA		$ 1,000.00	$ 1,018.45	$ 6.41 C
Class F	.86%
Actual		$ 1,000.00	$ 1,092.50	$ .89 B
HypotheticalA		$ 1,000.00	$ 1,020.53	$ 4.31 C
Institutional Class	1.15%
Actual		$ 1,000.00	$ 1,360.80	$ 6.73 B
HypotheticalA		$ 1,000.00	$ 1,019.09	$ 5.76 C

A 5% return per year before expenses

B Actual expenses are equal to each Class' annualized expense ratio; multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period) for Class A, Class T, Class B, Class C, Small Cap Value and Institutional Class and multiplied by 36/365 (to reflect the period June 26, 2009 to July 31, 2009) for Class F.

C Hypothetical expenses are equal to each Class' annualized expense ratio; multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Carpenter Technology Corp.	3.0	2.9
HNI Corp.	3.0	2.5
United Stationers, Inc.	3.0	2.7
WESCO International, Inc.	2.9	0.0
Astoria Financial Corp.	2.8	0.6
Alexandria Real Estate Equities, Inc.	2.6	0.0
Penske Automotive Group, Inc.	2.5	1.7
Affiliated Managers Group, Inc.	2.3	2.4
DealerTrack Holdings, Inc.	2.2	2.2
Encore Acquisition Co.	2.1	1.6
	26.4
Top Five Market Sectors as of July 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	33.4	37.5
Industrials	15.9	10.6
Consumer Discretionary	12.6	12.7
Information Technology	11.6	13.5
Health Care	6.0	6.9
Asset Allocation (% of fund's net assets)
As of July 31, 2009 *		As of January 31, 2009 **
	Stocks 98.8%		Stocks 94.4%
	Convertible Securities 0.4%		Convertible Securities 4.7%
	Short-Term Investments and Net Other Assets 0.8%		Short-Term Investments and Net Other Assets 0.9%
* Foreign investments	8.1%	** Foreign investments	12.1%

Annual Report

Investments July 31, 2009

Showing Percentage of Net Assets

Common Stocks - 97.2%
	Shares	Value
CONSUMER DISCRETIONARY - 12.1%
Diversified Consumer Services - 1.5%
Regis Corp. (d)	1,770,882	$ 24,190,248
Household Durables - 3.5%
Centex Corp.	658,940	7,189,035
Ethan Allen Interiors, Inc. (d)	279,513	3,558,200
M.D.C. Holdings, Inc.	215,000	7,576,600
Meritage Homes Corp. (a)	1,403,933	30,044,166
Ryland Group, Inc.	417,900	8,345,463
		56,713,464
Specialty Retail - 6.0%
Asbury Automotive Group, Inc.	1,286,215	17,994,148
Penske Automotive Group, Inc. (d)	1,907,760	39,452,477
The Men's Wearhouse, Inc.	1,059,641	22,898,842
Tsutsumi Jewelry Co. Ltd.	791,400	15,943,435
		96,288,902
Textiles, Apparel & Luxury Goods - 1.1%
Iconix Brand Group, Inc. (a)	1,030,087	18,047,124
TOTAL CONSUMER DISCRETIONARY		195,239,738
CONSUMER STAPLES - 3.6%
Food & Staples Retailing - 2.4%
Casey's General Stores, Inc.	940,000	25,784,200
Ingles Markets, Inc. Class A	815,487	13,626,788
		39,410,988
Personal Products - 1.2%
Chattem, Inc. (a)(d)	300,000	18,801,000
TOTAL CONSUMER STAPLES		58,211,988
ENERGY - 5.6%
Energy Equipment & Services - 2.0%
Superior Energy Services, Inc. (a)	1,916,700	31,798,053
Oil, Gas & Consumable Fuels - 3.6%
Encore Acquisition Co. (a)	968,609	34,482,480
Mariner Energy, Inc. (a)	1,986,700	23,820,533
		58,303,013
TOTAL ENERGY		90,101,066
Common Stocks - continued
	Shares	Value
FINANCIALS - 32.3%
Capital Markets - 8.0%
Affiliated Managers Group, Inc. (a)	570,000	$ 37,631,400
Cohen & Steers, Inc. (d)	1,080,000	19,731,600
optionsXpress Holdings, Inc.	1,255,000	22,677,850
Sparx Group Co. Ltd. (a)	22,235	3,802,582
TradeStation Group, Inc. (a)	2,062,291	15,446,560
Waddell & Reed Financial, Inc. Class A	1,040,000	29,504,800
		128,794,792
Commercial Banks - 5.1%
Associated Banc-Corp.	2,579,583	27,962,680
CapitalSource, Inc.	5,816,000	26,986,240
City National Corp. (d)	704,900	27,801,256
		82,750,176
Insurance - 8.1%
Aspen Insurance Holdings Ltd.	1,090,200	27,113,274
IPC Holdings Ltd.	878,740	25,430,736
Max Capital Group Ltd.	1,149,111	22,947,747
Reinsurance Group of America, Inc.	693,801	28,792,742
W.R. Berkley Corp.	1,115,000	25,901,450
		130,185,949
Real Estate Investment Trusts - 4.7%
Alexandria Real Estate Equities, Inc. (d)	1,100,000	41,921,000
Highwoods Properties, Inc. (SBI)	690,330	17,679,351
National Retail Properties, Inc.	840,000	16,556,400
		76,156,751
Real Estate Management & Development - 1.9%
Jones Lang LaSalle, Inc.	816,000	30,975,360
Thrifts & Mortgage Finance - 4.5%
Astoria Financial Corp.	4,618,152	44,842,256
Washington Federal, Inc.	1,941,840	27,049,831
		71,892,087
TOTAL FINANCIALS		520,755,115
HEALTH CARE - 6.0%
Health Care Equipment & Supplies - 1.5%
Abaxis, Inc. (a)	886,727	23,737,682
Health Care Providers & Services - 3.7%
MEDNAX, Inc. (a)	606,500	28,111,275
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Health Care Providers & Services - continued
Providence Service Corp. (a)	520,235	$ 5,488,479
VCA Antech, Inc. (a)	1,015,000	25,963,700
		59,563,454
Pharmaceuticals - 0.8%
Perrigo Co.	476,200	12,924,068
TOTAL HEALTH CARE		96,225,204
INDUSTRIALS - 15.5%
Building Products - 1.2%
Simpson Manufacturing Co. Ltd. (d)	665,000	18,886,000
Commercial Services & Supplies - 6.3%
ACCO Brands Corp. (a)	1,250,923	5,466,534
HNI Corp. (d)	2,175,771	48,476,178
United Stationers, Inc. (a)	1,024,000	47,534,080
		101,476,792
Construction & Engineering - 1.6%
URS Corp. (a)	522,376	26,432,226
Machinery - 2.4%
Blount International, Inc. (a)	1,849,417	17,199,578
Graco, Inc.	890,000	22,018,600
		39,218,178
Trading Companies & Distributors - 4.0%
H&E Equipment Services, Inc. (a)	1,675,108	17,823,149
WESCO International, Inc. (a)	1,850,000	45,676,500
		63,499,649
TOTAL INDUSTRIALS		249,512,845
INFORMATION TECHNOLOGY - 11.6%
Communications Equipment - 1.8%
Polycom, Inc. (a)	490,000	11,637,500
ViaSat, Inc. (a)	669,472	18,075,744
		29,713,244
Electronic Equipment & Components - 3.7%
Ingram Micro, Inc. Class A (a)	1,553,100	26,123,142
Macnica, Inc.	677,400	11,391,432
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Components - continued
Ryoyo Electro Corp.	1,272,700	$ 10,896,174
SYNNEX Corp. (a)	379,898	10,796,701
		59,207,449
Internet Software & Services - 3.6%
DealerTrack Holdings, Inc. (a)	1,799,434	35,682,776
j2 Global Communications, Inc. (a)	553,149	13,270,045
LoopNet, Inc. (a)	1,064,182	8,513,456
		57,466,277
Semiconductors & Semiconductor Equipment - 1.8%
FormFactor, Inc. (a)	734,157	16,922,319
Miraial Co. Ltd. (e)	570,200	11,951,237
		28,873,556
Software - 0.7%
MICROS Systems, Inc. (a)	440,000	12,051,600
TOTAL INFORMATION TECHNOLOGY		187,312,126
MATERIALS - 4.8%
Chemicals - 1.8%
Spartech Corp. (e)	1,583,102	19,788,775
Valspar Corp.	380,000	9,621,600
		29,410,375
Metals & Mining - 3.0%
Carpenter Technology Corp. (e)	2,599,380	48,582,409
TOTAL MATERIALS		77,992,784
TELECOMMUNICATION SERVICES - 0.9%
Diversified Telecommunication Services - 0.9%
Cogent Communications Group, Inc. (a)(d)	1,640,000	13,595,600
UTILITIES - 4.8%
Electric Utilities - 1.6%
Westar Energy, Inc.	1,340,000	26,357,800
Gas Utilities - 1.3%
Southwest Gas Corp.	850,989	20,610,954
Common Stocks - continued
	Shares	Value
UTILITIES - continued
Independent Power Producers & Energy Traders - 1.9%
RRI Energy, Inc. (a)	5,750,000	$ 30,762,500
TOTAL UTILITIES		77,731,254
TOTAL COMMON STOCKS (Cost $1,513,913,473)		1,566,677,720
Nonconvertible Preferred Stocks - 1.6%

CONSUMER DISCRETIONARY - 0.5%
Household Durables - 0.5%
M/I Homes, Inc. Series A, 9.75% (a)	730,800	8,404,200
FINANCIALS - 1.1%
Real Estate Investment Trusts - 1.1%
Developers Diversified Realty Corp.:
(depositary shares) Series H, 7.375%	818,790	10,685,210
Series I, 7.50%	542,010	7,295,455
		17,980,665
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $25,252,713)		26,384,865
Convertible Bonds - 0.4%
Principal Amount
INDUSTRIALS - 0.4%
Building Products - 0.4%
NCI Building Systems, Inc. 2.125% 11/15/24 (Cost $8,377,311)	$ 10,000,000	6,462,000
Money Market Funds - 10.1%
	Shares	Value
Fidelity Cash Central Fund, 0.37% (b)	23,239,824	$ 23,239,824
Fidelity Securities Lending Cash Central Fund, 0.22% (b)(c)	138,619,350	138,619,350
TOTAL MONEY MARKET FUNDS (Cost $161,859,174)		161,859,174
TOTAL INVESTMENT PORTFOLIO - 109.3% (Cost $1,709,402,671)		1,761,383,759
NET OTHER ASSETS - (9.3)%		(150,092,235)
NET ASSETS - 100%		$ 1,611,291,524
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 210,541
Fidelity Securities Lending Cash Central Fund	1,515,844
Total	$ 1,726,385
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Carpenter Technology Corp.	$ -	$ 55,073,944	$ 1,652,306	$ 868,388	$ 48,582,409
Cogent Communications Group, Inc.	-	18,402,564	7,067,267	-	-
Miraial Co. Ltd.	-	7,307,474	-	173,717	11,951,237
Spartech Corp.	11,202,911	4,588,500	-	158,310	19,788,775
The Pantry, Inc.	18,783,837	-	21,698,273	-	-
Zoran Corp.	13,344,836	9,473,071	17,237,167	-	-
Total	$ 43,331,584	$ 94,845,553	$ 47,655,013	$ 1,200,415	$ 80,322,421
Other Information

The following is a summary of the inputs used, as of July 31, 2009, involving the Fund's assets and liabilities carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 203,643,938	$ 203,643,938	$ -	$ -
Consumer Staples	58,211,988	58,211,988	-	-
Energy	90,101,066	90,101,066	-	-
Financials	538,735,780	538,735,780	-	-
Health Care	96,225,204	96,225,204	-	-
Industrials	249,512,845	249,512,845	-	-
Information Technology	187,312,126	187,312,126	-	-
Materials	77,992,784	77,992,784	-	-
Telecommunication Services	13,595,600	13,595,600	-	-
Utilities	77,731,254	77,731,254	-	-
Corporate Bonds	6,462,000	-	6,462,000	-
Money Market Funds	161,859,174	161,859,174	-	-
Total Investments in Securities:	$ 1,761,383,759	$ 1,754,921,759	$ 6,462,000	$ -
Income Tax Information
At July 31, 2009, the fund had a capital loss carryforward of approximately $19,890,497 all of which will expire on July 31, 2017.
The fund intends to elect to defer to its fiscal year ending July 31, 2010 approximately $151,920,436 of losses recognized during the period November 1, 2008 to July 31, 2009.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	July 31, 2009

Assets
Investment in securities, at value (including securities loaned of $134,928,323) - See accompanying schedule: Unaffiliated issuers (cost $1,471,551,582)	$ 1,519,202,164
Fidelity Central Funds (cost $161,859,174)	161,859,174
Other affiliated issuers (cost $75,991,915)	80,322,421
Total Investments (cost $1,709,402,671)		$ 1,761,383,759
Receivable for fund shares sold		4,901,485
Dividends receivable		1,036,338
Interest receivable		44,271
Distributions receivable from Fidelity Central Funds		55,997
Prepaid expenses		4,666
Receivable from investment adviser for expense reductions		12,833
Other receivables		1,197
Total assets		1,767,440,546

Liabilities
Payable for investments purchased	$ 14,528,703
Payable for fund shares redeemed	1,418,180
Accrued management fee	1,072,617
Distribution fees payable	43,492
Other affiliated payables	419,409
Other payables and accrued expenses	47,271
Collateral on securities loaned, at value	138,619,350
Total liabilities		156,149,022

Net Assets		$ 1,611,291,524
Net Assets consist of:
Paid in capital		$ 1,734,233,092
Undistributed net investment income		5,059,582
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(179,983,362)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		51,982,212
Net Assets		$ 1,611,291,524

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

July 31, 2009

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($55,029,004 ÷ 4,942,891 shares)	$ 11.13

Maximum offering price per share (100/94.25 of $11.13)	$ 11.81
Class T: Net Asset Value and redemption price per share ($28,533,818 ÷ 2,581,724 shares)	$ 11.05

Maximum offering price per share (100/96.50 of $11.05)	$ 11.45
Class B: Net Asset Value and offering price per share ($7,153,044 ÷ 657,299 shares)A	$ 10.88

Class C: Net Asset Value and offering price per share ($21,344,610 ÷ 1,960,745 shares)A	$ 10.89

Small Cap Value: Net Asset Value, offering price and redemption price per share ($1,488,736,167 ÷ 132,726,510 shares)	$ 11.22

Class F: Net Asset Value, offering price and redemption price per share ($159,152 ÷ 14,187 shares)	$ 11.22

Institutional Class: Net Asset Value, offering price and redemption price per share ($10,335,729 ÷ 919,903 shares)	$ 11.24

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended July 31, 2009

Investment Income
Dividends (including $1,200,415 earned from other affiliated issuers)		$ 22,003,562
Interest		1,735,854
Income from Fidelity Central Funds (including $1,515,844 from security lending)		1,726,385
Total income		25,465,801

Expenses
Management fee Basic fee	$ 8,223,398
Performance adjustment	1,362,085
Transfer agent fees	3,605,249
Distribution fees	481,828
Accounting and security lending fees	422,662
Custodian fees and expenses	29,161
Independent trustees' compensation	7,542
Registration fees	113,233
Audit	58,411
Legal	5,099
Interest	569
Miscellaneous	34,510
Total expenses before reductions	14,343,747
Expense reductions	(63,745)	14,280,002
Net investment income (loss)		11,185,799
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(165,788,803)
Other affiliated issuers	(10,168,328)
Foreign currency transactions	(28,532)
Total net realized gain (loss)		(175,985,663)
Change in net unrealized appreciation (depreciation) on: Investment securities	144,790,873
Assets and liabilities in foreign currencies	1,110
Total change in net unrealized appreciation (depreciation)		144,791,983
Net gain (loss)		(31,193,680)
Net increase (decrease) in net assets resulting from operations		$ (20,007,881)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended July 31, 2009	Year ended July 31, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 11,185,799	$ 2,118,900
Net realized gain (loss)	(175,985,663)	26,624,935
Change in net unrealized appreciation (depreciation)	144,791,983	(226,824,054)
Net increase (decrease) in net assets resulting from operations	(20,007,881)	(198,080,219)
Distributions to shareholders from net investment income	(8,301,273)	-
Distributions to shareholders from net realized gain	(12,095,172)	(53,456,977)
Total distributions	(20,396,445)	(53,456,977)
Share transactions - net increase (decrease)	392,456,300	105,675,336
Redemption fees	448,503	144,871
Total increase (decrease) in net assets	352,500,477	(145,716,989)

Net Assets
Beginning of period	1,258,791,047	1,404,508,036
End of period (including undistributed net investment income of $5,059,582 and undistributed net investment income of $1,269,467, respectively)	$ 1,611,291,524	$ 1,258,791,047

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended July 31,

2009

2008

2007

2006

2005 H

Selected Per-Share Data
Net asset value, beginning of period	$ 11.82	$ 14.34	$ 13.17	$ 12.80	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.08	(.01)	(.06)	(.03)	(.04)
Net realized and unrealized gain (loss)	(.60)	(1.98)	1.90	.74	2.84
Total from investment operations	(.52)	(1.99)	1.84	.71	2.80
Distributions from net investment income	(.06)	-	-	-	(.01)
Distributions from net realized gain	(.11)	(.53)	(.67)	(.35)	-
Total distributions	(.17)	(.53)	(.67)	(.35)	(.01)
Redemption fees added to paid in capital E	- J	- J	- J	.01	.01
Net asset value, end of period	$ 11.13	$ 11.82	$ 14.34	$ 13.17	$ 12.80
Total Return B, C, D	(4.37)%	(14.35)%	14.59%	5.72%	28.06%
Ratios to Average Net Assets F, I
Expenses before reductions	1.45%	1.43%	1.45%	1.51%	1.46% A
Expenses net of fee waivers, if any	1.40%	1.40%	1.40%	1.40%	1.44% A
Expenses net of all reductions	1.40%	1.40%	1.40%	1.36%	1.38% A
Net investment income (loss)	.81%	(.05)%	(.44)%	(.24)%	(.46)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 55,029	$ 52,446	$ 61,357	$ 39,931	$ 9,390
Portfolio turnover rate G	51%	149%	67%	93%	60% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period November 3, 2004 (commencement of operations) to July 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended July 31,

2009

2008

2007

2006

2005 H

Selected Per-Share Data
Net asset value, beginning of period	$ 11.74	$ 14.28	$ 13.13	$ 12.78	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.05	(.04)	(.10)	(.07)	(.06)
Net realized and unrealized gain (loss)	(.59)	(1.97)	1.90	.74	2.83
Total from investment operations	(.54)	(2.01)	1.80	.67	2.77
Distributions from net investment income	(.04)	-	-	-	-
Distributions from net realized gain	(.11)	(.53)	(.65)	(.33)	-
Total distributions	(.15)	(.53)	(.65)	(.33)	-
Redemption fees added to paid in capital E	- J	- J	- J	.01	.01
Net asset value, end of period	$ 11.05	$ 11.74	$ 14.28	$ 13.13	$ 12.78
Total Return B, C, D	(4.57)%	(14.58)%	14.34%	5.47%	27.80%
Ratios to Average Net Assets F, I
Expenses before reductions	1.70%	1.68%	1.66%	1.67%	1.72% A
Expenses net of fee waivers, if any	1.65%	1.65%	1.65%	1.65%	1.68% A
Expenses net of all reductions	1.65%	1.65%	1.65%	1.61%	1.62% A
Net investment income (loss)	.56%	(.30)%	(.69)%	(.49)%	(.70)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 28,534	$ 32,091	$ 51,518	$ 45,460	$ 12,725
Portfolio turnover rate G	51%	149%	67%	93%	60% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period November 3, 2004 (commencement of operations) to July 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,

2009

2008

2007

2006

2005 H

Selected Per-Share Data
Net asset value, beginning of period	$ 11.60	$ 14.19	$ 13.07	$ 12.73	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.01	(.10)	(.17)	(.13)	(.10)
Net realized and unrealized gain (loss)	(.59)	(1.96)	1.90	.74	2.82
Total from investment operations	(.58)	(2.06)	1.73	.61	2.72
Distributions from net investment income	(.03)	-	-	-	-
Distributions from net realized gain	(.11)	(.53)	(.61)	(.28)	-
Total distributions	(.14)	(.53)	(.61)	(.28)	-
Redemption fees added to paid in capital E	- J	- J	- J	.01	.01
Net asset value, end of period	$ 10.88	$ 11.60	$ 14.19	$ 13.07	$ 12.73
Total Return B, C, D	(5.05)%	(15.04)%	13.78%	4.97%	27.30%
Ratios to Average Net Assets F, I
Expenses before reductions	2.20%	2.18%	2.20%	2.26%	2.24% A
Expenses net of fee waivers, if any	2.15%	2.15%	2.15%	2.15%	2.19% A
Expenses net of all reductions	2.15%	2.15%	2.15%	2.11%	2.13% A
Net investment income (loss)	.06%	(.80)%	(1.19)%	(.99)%	(1.21)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,153	$ 7,886	$ 12,075	$ 10,214	$ 3,931
Portfolio turnover rate G	51%	149%	67%	93%	60% A
A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period November 3, 2004 (commencement of operations) to July 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended July 31,

2009

2008

2007

2006

2005 H

Selected Per-Share Data
Net asset value, beginning of period	$ 11.60	$ 14.19	$ 13.07	$ 12.74	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.01	(.10)	(.17)	(.13)	(.10)
Net realized and unrealized gain (loss)	(.58)	(1.96)	1.90	.74	2.83
Total from investment operations	(.57)	(2.06)	1.73	.61	2.73
Distributions from net investment income	(.03)	-	-	-	-
Distributions from net realized gain	(.11)	(.53)	(.61)	(.29)	-
Total distributions	(.14)	(.53)	(.61)	(.29)	-
Redemption fees added to paid in capital E	- J	- J	- J	.01	.01
Net asset value, end of period	$ 10.89	$ 11.60	$ 14.19	$ 13.07	$ 12.74
Total Return B, C, D	(4.98)%	(15.04)%	13.77%	4.92%	27.40%
Ratios to Average Net Assets F, I
Expenses before reductions	2.20%	2.18%	2.20%	2.22%	2.17% A
Expenses net of fee waivers, if any	2.15%	2.15%	2.15%	2.15%	2.17% A
Expenses net of all reductions	2.15%	2.15%	2.15%	2.11%	2.11% A
Net investment income (loss)	.06%	(.80)%	(1.19)%	(.99)%	(1.19)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 21,345	$ 20,924	$ 34,155	$ 26,791	$ 11,732
Portfolio turnover rate G	51%	149%	67%	93%	60% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period November 3, 2004 (commencement of operations) to July 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Small Cap Value

Years ended July 31,

2009

2008

2007

2006

2005 G

Selected Per-Share Data
Net asset value, beginning of period	$ 11.91	$ 14.43	$ 13.22	$ 12.83	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.10	.03	(.02)	.01	(.01)
Net realized and unrealized gain (loss)	(.60)	(1.99)	1.91	.74	2.84
Total from investment operations	(.50)	(1.96)	1.89	.75	2.83
Distributions from net investment income	(.08)	-	-	(.01)	(.01)
Distributions from net realized gain	(.11)	(.56)	(.68)	(.36)	-
Total distributions	(.19)	(.56)	(.68)	(.37)	(.01)
Redemption fees added to paid in capital D	- I	- I	- I	.01	.01
Net asset value, end of period	$ 11.22	$ 11.91	$ 14.43	$ 13.22	$ 12.83
Total Return B, C	(4.15)%	(14.10)%	14.96%	6.07%	28.36%
Ratios to Average Net Assets E, H
Expenses before reductions	1.20%	1.14%	1.11%	1.09%	1.05% A
Expenses net of fee waivers, if any	1.20%	1.14%	1.11%	1.09%	1.05% A
Expenses net of all reductions	1.20%	1.13%	1.11%	1.06%	.99% A
Net investment income (loss)	1.01%	.22%	(.15)%	.06%	(.08)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,488,736	$ 1,136,860	$ 1,233,808	$ 957,720	$ 582,689
Portfolio turnover rate F	51%	149%	67%	93%	60% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period November 3, 2004 (commencement of operations) to July 31, 2005.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class F

Period ended July 31,

2009 H

Selected Per-Share Data
Net asset value, beginning of period	$ 10.27
Income from Investment Operations
Net investment income (loss) D	.01
Net realized and unrealized gain (loss)	.94 G
Total from investment operations	.95
Redemption fees added to paid in capital D, J	-
Net asset value, end of period	$ 11.22
Total Return B, C	9.25%
Ratios to Average Net Assets E, I
Expenses before reductions	.86% A
Expenses net of fee waivers, if any	.86% A
Expenses net of all reductions	.86% A
Net investment income (loss)	.64% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 159
Portfolio turnover rate F	51%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

H For the period June 26, 2009 (commencement of sale of shares) to July 31, 2009.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended July 31,

2009

2008

2007

2006

2005 G

Selected Per-Share Data
Net asset value, beginning of period	$ 11.91	$ 14.43	$ 13.22	$ 12.83	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.10	.03	(.02)	.01	(.01)
Net realized and unrealized gain (loss)	(.59)	(1.99)	1.91	.74	2.84
Total from investment operations	(.49)	(1.96)	1.89	.75	2.83
Distributions from net investment income	(.07)	-	-	(.01)	(.01)
Distributions from net realized gain	(.11)	(.56)	(.68)	(.36)	-
Total distributions	(.18)	(.56)	(.68)	(.37)	(.01)
Redemption fees added to paid in capital D	- I	- I	- I	.01	.01
Net asset value, end of period	$ 11.24	$ 11.91	$ 14.43	$ 13.22	$ 12.83
Total Return B, C	(4.04)%	(14.10)%	14.99%	6.08%	28.36%
Ratios to Average Net Assets E, H
Expenses before reductions	1.20%	1.13%	1.10%	1.08%	1.07% A
Expenses net of fee waivers, if any	1.15%	1.13%	1.10%	1.08%	1.07% A
Expenses net of all reductions	1.15%	1.13%	1.10%	1.05%	1.01% A
Net investment income (loss)	1.06%	.22%	(.13)%	.08%	(.10)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 10,336	$ 8,584	$ 11,594	$ 9,422	$ 3,761
Portfolio turnover rate F	51%	149%	67%	93%	60% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period November 3, 2004 (commencement of operations) to July 31, 2005.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2009

1. Organization.

Fidelity Small Cap Value Fund (the Fund) is a fund of Fidelity Securities Fund (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. In January 2009, the Board of Trustees of the Fund approved the creation of an additional class of shares. The Fund commenced sale of Class F shares on June 26, 2009. The Fund offers Class A, Class T, Class B, Class C, Small Cap Value, Class F and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class F shares of the Fund are only available for purchase by mutual funds for which Fidelity Management & Research Company (FMR) or an affiliate serves as investment manager. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by FMR and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after period end through the date that the financial statements were issued, September 29, 2009, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are classified into three levels. Level 1 includes readily available unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes observable inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. Level 3 includes unobservable inputs when market prices are not readily available or reliable. Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy. The aggregate value by input level, as of July 31, 2009, for the Fund's investments is included at the end of the Fund's Schedule of Investments. Valuation techniques of the Fund's major categories of assets and liabilities as presented in the Schedule of Investments are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, are valued based on quotations received from dealers who make markets in such securities or by independent pricing services. For corporate bonds pricing services generally utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There are no unrecognized tax benefits in the accompanying financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, market discount, partnerships, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 235,404,348
Unrealized depreciation	(191,567,256)
Net unrealized appreciation (depreciation)	$ 43,837,092

Undistributed ordinary income	$ 5,032,270
Capital loss carryforward	$ (19,890,497)

Cost for federal income tax purposes	$ 1,717,546,667

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	July 31, 2009	July 31, 2008
Ordinary Income	$ 8,301,273	$ 2,392,014
Long-term Capital Gains	12,095,172	51,064,963
Total	$ 20,396,445	$ 53,456,977

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $993,300,243 and $596,002,870, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the retail class of the Fund, Small Cap Value, as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .83% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period,

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan - continued

the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 109,917	$ 6,056
Class T	.25%	.25%	132,500	-
Class B	.75%	.25%	66,019	49,540
Class C	.75%	.25%	173,392	27,772
			$ 481,828	$ 83,368

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 22,229
Class T	4,321
Class B*	17,973
Class C*	4,098
$ 48,621

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of each class, except for Class F. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

For the period, the total transfer agent fees paid by each applicable class were as follows:

	Amount	% of Average Net Assets
Class A	$ 139,952.32
Class T	85,333.32
Class B	21,154.32
Class C	55,219.32
Small Cap Value	3,279,066.31
Institutional Class	24,525.31
	$ 3,605,249

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $46,623 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 4,746,800.43%		$ 569

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to

Annual Report

Notes to Financial Statements - continued

6. Committed Line of Credit - continued

$5,133 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.

8. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class A	1.40%	$ 23,686
Class T	1.65%	13,282
Class B	2.15%	3,522
Class C	2.15%	9,092
Institutional Class	1.15%	4,292
		$ 53,874

Annual Report

8. Expense Reductions - continued

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $826 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $1,352. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Small Cap Value	$ 7,586
Institutional Class	107
$ 7,693

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2009	2008
From net investment income
Class A	$ 252,162	$ -
Class T	111,704	-
Class B	20,177	-
Class C	45,207	-
Small Cap Value	7,822,387	-
Institutional Class	49,636	-
Total	$ 8,301,273	$ -
From net realized gain
Class A	$ 496,925	$ 2,334,219
Class T	350,121	1,800,459
Class B	77,046	442,697
Class C	207,577	1,258,270
Small Cap Value	10,883,170	47,176,109
Institutional Class	80,333	445,223
Total	$ 12,095,172	$ 53,456,977

Annual Report

Notes to Financial Statements - continued

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2009	2008	2009	2008
Class A
Shares sold	2,028,986	1,801,333	$ 19,478,233	$ 23,728,165
Reinvestment of distributions	64,970	158,451	694,477	2,181,126
Shares redeemed	(1,588,437)	(1,800,932)	(14,658,645)	(23,386,603)
Net increase (decrease)	505,519	158,852	$ 5,514,065	$ 2,522,688
Class T
Shares sold	1,489,054	618,951	$ 15,806,614	$ 8,024,654
Reinvestment of distributions	40,641	127,052	449,360	1,740,319
Shares redeemed	(1,680,727)	(1,620,468)	(14,685,646)	(21,259,209)
Net increase (decrease)	(151,032)	(874,465)	$ 1,570,328	$ (11,494,236)
Class B
Shares sold	305,827	128,063	$ 3,051,319	$ 1,643,352
Reinvestment of distributions	7,759	29,083	85,943	395,378
Shares redeemed	(335,978)	(328,632)	(2,971,686)	(4,160,797)
Net increase (decrease)	(22,392)	(171,486)	$ 165,576	$ (2,122,067)
Class C
Shares sold	832,906	565,275	$ 7,981,000	$ 7,245,287
Reinvestment of distributions	19,410	82,093	217,621	1,115,865
Shares redeemed	(694,752)	(1,251,391)	(6,287,773)	(15,942,770)
Net increase (decrease)	157,564	(604,023)	$ 1,910,848	$ (7,581,618)
Small Cap Value
Shares sold	61,277,579	33,217,718	$ 600,357,815	$ 432,952,106
Reinvestment of distributions	1,741,583	3,344,768	18,397,974	46,241,130
Shares redeemed	(25,782,005)	(26,584,070)	(237,589,067)	(353,880,106)
Net increase (decrease)	37,237,157	9,978,416	$ 381,166,722	$ 125,313,130
Class F A
Shares sold	14,205	-	$ 144,857	$ -
Shares redeemed	(18)	-	(181)	-
Net increase (decrease)	14,187	-	$ 144,676	$ -
Institutional Class
Shares sold	479,087	353,080	$ 4,626,811	$ 4,711,093
Reinvestment of distributions	8,812	21,635	93,632	299,115
Shares redeemed	(288,597)	(457,781)	(2,736,358)	(5,972,769)
Net increase (decrease)	199,302	(83,066)	$ 1,984,085	$ (962,561)

A Share transactions for Class F are for the period June 26, 2009 (commencement of sale of shares) to July 31, 2009.

Annual Report

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the Fidelity Freedom Funds were the owners of record, in the aggregate, of approximately 38% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and the Shareholders of Fidelity Small Cap Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Small Cap Value Fund (a fund of Fidelity Securities Fund) at July 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Small Cap Value Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 29, 2009

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for Edward C. Johnson 3d and James C. Curvey, each of the Trustees oversees 220 funds advised by FMR or an affiliate. Mr. Johnson oversees 262 funds advised by FMR or an affiliate. Mr. Curvey oversees 392 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (79)

Year of Election or Appointment: 1984

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (74)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-
present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (61)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (55)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (65)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (64)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-
present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (65)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (70)

Year of Election or Appointment: 2002

Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (60)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (58)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-
present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (65)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (39)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2009-present) and is an employee of Fidelity Investments (2004-
present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Brian B. Hogan (44)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-
present). Previously, Mr. Hogan served as a portfolio manager.

Thomas C. Hense (45)

Year of Election or Appointment: 2008

Vice President of Fidelity's High Income and Small Cap Funds. Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Scott C. Goebel (41)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (40)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Vice President and Associate General Counsel of FMR LLC (2005-present), and is an employee of Fidelity Investments.

Holly C. Laurent (55)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (50)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (62)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (47)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian also serves as Chief Financial Officer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments. Previously, Mr. Christian served as Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009) and as Vice President of Business Analysis (2003-2004).

Bryan A. Mehrmann (48)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (41)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

John R. Hebble (51)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President and Treasurer of other Fidelity funds (2008-
present) and is an employee of Fidelity Investments.

Paul M. Murphy (62)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments. Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (50)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions (Unaudited)

Institutional Class designates 72% of the dividend distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Institutional Class designates 98% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2010 of amounts for use in preparing 2009 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Small Cap Value Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2009 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. In response to last year's financial crisis, FMR took a number of actions intended to cut costs and improve efficiency without weakening the investment teams or resources. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure and broaden the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) contractually agreeing to reduce the management fee on Fidelity U.S. Bond Index Fund; and (iv) expanding Class A and Class T load waiver categories to increase rollover retention opportunities and create consistent policies across the classes.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. Because the fund had been in existence less than five calendar years, the following charts considered by the Board show, over the one- and three-year periods ended December 31, 2008, the cumulative total returns of Institutional Class (Class I) and Class C of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Institutional Class (Class I) and Class C show the performance of the highest and lowest performing classes, respectively (based on three-year performance). (The fund did not offer Class F as of December 31, 2008.) The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Small Cap Value Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Institutional Class (Class I) of the fund was in the second quartile for the one-year period and the first quartile for the three-year period. The Board also stated that the investment performance of the fund was lower than its benchmark for the one-year period, although the three-year cumulative total return of Institutional Class (Class I) compared favorably to its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board reviewed the year-to-date performance of Fidelity Small Cap Value (retail class) through May 31, 2009 and stated that it exceeded the fund's benchmark.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in 2008, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 12% means that 88% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Small Cap Value Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2008. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Institutional Class, and Fidelity Small Cap Value (retail class) ranked below its competitive median for 2008 and the total expenses of each of Class T, Class B, and Class C ranked above its competitive median for 2008. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board created an Ad Hoc Committee (the "Committee") to analyze economies of scale. The Committee was formed to consider whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Committee, that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's compensation structure for portfolio managers and key personnel, including performance benchmarks used by Fidelity in evaluating incentive compensation for portfolio managers and research analysts; (iv) the structure and process of equity research and actions taken by FMR to improve the quality of research; (v) the selection of and compensation paid by FMR to fund sub-advisers; (vi) Fidelity's fee structures and rationale for recommending different fees among categories of funds; (vii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; (viii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; and (ix) explanations for the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

Fidelity Research & Analysis Company

FIL Investment Advisors

Fidelity Investments Japan Limited

FIL Investment Advisors (U.K.) Ltd.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.

New York, NY

ASCVI-UANN-0909
1.803743.104

Item 2. Code of Ethics

As of the end of the period, July 31, 2009, Fidelity Securities Fund (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte Entities") in each of the last two fiscal years for services rendered to Fidelity Blue Chip Growth Fund, Fidelity OTC Portfolio, Fidelity Real Estate Income Fund, and Fidelity Series Small Cap Opportunities Fund (the "Funds"):

Services Billed by Deloitte Entities

July 31, 2009 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Blue Chip Growth Fund	$51,000	$-	$4,700	$-
Fidelity OTC Portfolio	$44,000	$-	$5,700	$-
Fidelity Real Estate Income Fund	$148,000	$-	$6,900	$-
Fidelity Series Small Cap Opportunities Fund	$46,000	$-	$4,500	$-

July 31, 2008 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Blue Chip Growth Fund	$58,000	$-	$4,500	$-
Fidelity OTC Portfolio	$47,000	$-	$5,600	$-
Fidelity Real Estate Income Fund	$93,000	$-	$5,600	$-
Fidelity Series Small Cap Opportunities Fund	$45,000	$-	$4,500	$-

A Amounts may reflect rounding.

The following table presents fees billed by PricewaterhouseCoopers LLP ("PwC") in each of the last two fiscal years for services rendered to Fidelity Blue Chip Value Fund, Fidelity Dividend Growth Fund, Fidelity Growth & Income Portfolio, Fidelity International Real Estate Fund, Fidelity Leveraged Company Stock Fund, Fidelity Small Cap Growth Fund, and Fidelity Small Cap Value Fund (the "Funds"):

Services Billed by PwC

July 31, 2009 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Blue Chip Value Fund	$49,000	$-	$3,200	$1,900
Fidelity Dividend Growth Fund	$72,000	$-	$3,200	$7,400
Fidelity Growth & Income Portolio	$85,000	$-	$7,400	$8,300
Fidelity International Real Estate Fund	$55,000	$-	$8,800	$1,900
Fidelity Leveraged Company Stock Fund	$58,000	$-	$4,200	$5,500
Fidelity Small Cap Growth Fund	$52,000	$-	$3,200	$2,500
Fidelity Small Cap Value Fund	$53,000	$-	$3,200	$2,600

July 31, 2008 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Blue Chip Value Fund	$48,000	$-	$3,800	$1,500
Fidelity Dividend Growth Fund	$77,000	$-	$4,500	$9,100
Fidelity Growth & Income Portfolio	$111,000	$-	$12,700	$12,300
Fidelity International Real Estate Fund	$56,000	$-	$15,200	$1,600
Fidelity Leveraged Company Stock Fund	$57,000	$-	$3,400	$5,800
Fidelity Small Cap Growth Fund	$49,000	$-	$3,200	$2,000
Fidelity Small Cap Value Fund	$49,000	$-	$3,200	$1,900

A Amounts may reflect rounding.

The following table presents fees billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity Management & Research Company ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds ("Fund Service Providers"):

Services Billed by Deloitte Entities

	July 31, 2009A	July 31, 2008A
Audit-Related Fees	$815,000	$410,000
Tax Fees	$2,000	$-
All Other Fees	$405,000	$470,000B

A Amounts may reflect rounding.

B Reflects current period presentation.

Services Billed by PwC

	July 31, 2009A	July 31, 2008A
Audit-Related Fees	$3,245,000	$1,245,000B
Tax Fees	$2,000	$-
All Other Fees	$-	$-B

A Amounts may reflect rounding.

B Reflects current period presentation.

"Audit-Related Fees" represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

"Tax Fees" represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

"All Other Fees" represent fees billed for assurance services provided to the fund or Fund Service Provider that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC and Deloitte Entities for services rendered to the Funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	July 31, 2009 A	July 31, 2008 A
PwC	$4,065,000	$2,300,000
Deloitte Entities	$1,355,000	$1,090,000

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC and Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of PwC and Deloitte Entities in their audits of the Funds, taking into account representations from PwC and Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, regarding their independence from the Funds and their related entities and FMR's review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust's Audit Committee must pre-approve all audit and non-audit services provided by a fund's independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund ("Covered Service") are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee on a periodic basis.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X ("De Minimis Exception")

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds' last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Not applicable.

(b) Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Securities Fund

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	October 7, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	October 7, 2009
By:	/s/Christine Reynolds
Christine Reynolds
Chief Financial Officer

Date:	October 7, 2009